UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number     811-10385

Pacific Funds Series Trust

(Exact name of registrant as specified in charter)

700 Newport Center Drive, P.O. Box 7500

Newport Beach, CA 92660

(Address of principal executive offices) (Zip code)

Robin S. Yonis

Vice President, General Counsel and Assistant Secretary of Pacific Funds Series Trust

700 Newport Center Drive, P.O. Box 9000

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Anthony H. Zacharski, Esq.

Dechert LLP

90 State House Square

Hartford, CT 06103

Registrant’s telephone number, including area code:     949-219-6767

Date of fiscal year end: March 31

Date of reporting period: March 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270 30e-1).

March 31, 2016

ANNUAL REPORT

PACIFIC FUNDS

ANNUAL REPORT

AS OF MARCH 31, 2016

PACIFIC FUNDS

Dear Shareholders:

We are pleased to share with you the Annual Report dated March 31, 2016 for Pacific Funds Series Trust (“Pacific Funds” or the “Trust”). Pacific Funds is comprised of 42 Funds, 18 of which are included in this report (each individually, a “Fund” and collectively, the “Funds”) and are available for direct investment. Pacific Life Fund Advisors LLC (PLFA), as Adviser to the Funds, manages Pacific FundsSM Portfolio Optimization Conservative, Pacific FundsSM Portfolio Optimization Moderate-Conservative, Pacific FundsSM Portfolio Optimization Moderate, Pacific FundsSM Portfolio Optimization Growth, Pacific FundsSM Portfolio Optimization Aggressive-Growth (together, the “Portfolio Optimization Funds”) and Pacific FundsSM Diversified Alternatives. Each of the Portfolio Optimization Funds and Pacific Funds Diversified Alternatives is an asset allocation “Fund of Funds” and invests in certain other Funds (PF Underlying Funds) of the Trust. PLFA supervises the management of the PF Underlying Funds which are only available for investment by the Portfolio Optimization Funds and Pacific Funds Diversified Alternatives and are included in a separate PF Underlying Funds Annual Report. Please see “Where to Go for More Information” for instructions on how to obtain the PF Underlying Funds’ Annual Report. PLFA also does business under the name “Pacific Asset Management” and manages Pacific FundsSM Short Duration Income, Pacific FundsSM Core Income, Pacific FundsSM Strategic Income, Pacific FundsSM Floating Rate Income, Pacific FundsSM Limited Duration High Income, and Pacific FundsSM High Income under that name.

Pacific FundsSM Large-Cap, Pacific FundsSM Large-Cap Value, Pacific FundsSM Small/Mid-Cap, Pacific FundsSM Small-Cap, Pacific FundsSM Small-Cap Value and Pacific FundsSM Small-Cap Growth (together, the “PF U.S. Equity Funds”) commenced operations on January 11, 2016. Each PF U.S. Equity Fund acquired the assets of and assumed the performance, financial and other historical information of the Rothschild U.S. Large-Cap Core Fund, Rothschild U.S. Large-Cap Value Fund, Rothschild U.S. Small/Mid-Cap Core Fund, Rothschild U.S. Small-Cap Core Fund, Rothschild U.S. Small-Cap Value Fund, and Rothschild U.S. Small-Cap Growth Fund, respectively, each a series of Professionally Managed Portfolios (each a “Predecessor Fund,” together the “Predecessor Funds”), in reorganization transactions that occurred on that same date. Accordingly, information provided in this report for the PF U.S. Equity Funds for periods prior to January 11, 2016 is that of the Predecessor Funds. The PF U.S. Equity Funds changed their financial reporting and tax fiscal year end from November 30 to March 31, effective for the fiscal year ended March 31, 2016. Each PF U.S. Equity Fund’s investment objectives (goals), policies, guidelines, and restrictions are substantially the same as those of its respective Predecessor Fund. PLFA has retained Rothschild Asset Management Inc. to manage the PF U.S. Equity Funds.

The Adviser, Pacific Asset Management and Rothschild Asset Management Inc. (together, the “Managers”) and their Funds as of March 31, 2016 are listed below:

Manager	Fund	Page Number
Pacific Life Fund Advisors LLC (PLFA)	Pacific FundsSM Portfolio Optimization Conservative	A-5
	Pacific FundsSM Portfolio Optimization Moderate-Conservative	A-7
	Pacific FundsSM Portfolio Optimization Moderate	A-9
	Pacific FundsSM Portfolio Optimization Growth	A-11
	Pacific FundsSM Portfolio Optimization Aggressive-Growth	A-13
	Pacific FundsSM Diversified Alternatives	A-14
Pacific Asset Management	Pacific FundsSM Short Duration Income	A-15
	Pacific FundsSM Core Income	A-16
	Pacific FundsSM Strategic Income	A-17
	Pacific FundsSM Floating Rate Income	A-18
	Pacific FundsSM Limited Duration High Income	A-19
	Pacific FundsSM High Income	A-20
Rothschild Asset Management Inc. (Rothschild)	Pacific FundsSM Large-Cap	A-21
	Pacific FundsSM Large-Cap Value	A-22
	Pacific FundsSM Small/Mid-Cap	A-23
	Pacific FundsSM Small-Cap	A-24
	Pacific FundsSM Small-Cap Value	A-25
	Pacific FundsSM Small-Cap Growth	A-26

We appreciate your confidence in the Trust and look forward to serving your financial needs in the years to come.

Sincerely,

James T. Morris	Mary Ann Brown
Chairman of the Board	Chief Executive Officer
Pacific Funds Series Trust	Pacific Funds Series Trust

A-1

PACIFIC FUNDS PERFORMANCE DISCUSSION

This Annual Report is provided for the general information of investors with beneficial interests in the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus, as supplemented, which contains information about the Trust and each of its Funds, including their investment objectives, risks, charges and expenses. You should read the prospectus carefully before investing. There is no assurance that a Fund will achieve its investment objective. Each Fund is subject to market risk. The net asset value (NAV) of a Fund changes as the value of its assets go up or down. The value of a Fund’s shares will fluctuate, and when redeemed, may be worth more or less than their original cost. The total return for each Fund includes reinvestment of all dividends and capital gain distributions, if any, and does not include deductions of any applicable sales charges. Past performance is not predictive of future performance.

This report shows you the performance of the Funds compared to benchmark indices. Index performance is provided for illustrative and comparative purposes only and does not predict or depict the performance of the Funds. Indices are unmanaged, do not incur transaction costs, do not include fees and expenses, and cannot be purchased directly by investors. Index returns include reinvested dividends.

The composite benchmarks for the Portfolio Optimization Funds are composed of up to four broad-based indices. The percentage amounts of each broad-based index within each composite benchmark are based on each Fund’s target asset class allocations in effect during the reporting period. The percentages attributed to a broad-based index within a composite benchmark will change if a Fund’s target asset class allocations change.

PLFA has written the general market conditions commentary, which expresses PLFA’s opinions and views on how the market generally performed for the year ended March 31, 2016. PLFA does business under the name “Pacific Asset Management” and manages the Pacific Funds Short Duration Income, Pacific Funds Core Income, Pacific Funds Strategic Income, Pacific Funds Floating Rate Income, Pacific Funds Limited Duration High Income, Pacific Funds High Income Funds under that name.

All views are subject to change at any time based upon market or other conditions, and the Trust, its Adviser, Pacific Asset Management and Rothschild Asset Management Inc. disclaim any responsibility to update such views. Any references to “we”, “I”, or “ours” are references to the Managers. Any sectors referenced are provided by the applicable Manager and could be different from the sectors listed in the Schedules of Investments if obtained from another source. The Managers may include statements that constitute “forward-looking statements” under the United States (U.S.) securities laws. Forward-looking statements include information concerning possible or assumed future results of the Trust’s investment operations, asset levels, earnings, expenses, industry or market conditions, regulatory developments and other aspects of the Trust’s operations or general economic conditions. In addition, when used in this report, predictive verbs such as “believes”, “expects”, “anticipates”, “intends”, “plans”, “estimates”, “projects” and future or conditional verbs such as “will”, “may”, “could”, “should”, and “would”, or any other statement that necessarily depends on future events, are intended to identify forward- looking statements. Forward-looking statements are not guarantees of performance or economic results. They involve risks, uncertainties and assumptions. Although such statements are based on expectations that the Managers believe to be reasonable, actual results may differ materially from expectations. Investors must not rely on any forward-looking statements.

In connection with any forward-looking statements and any investment in the Trust, investors should carefully consider the investment objectives, policies and risks described in the Trust’s current prospectus, as supplemented, and Statement of Additional Information, as supplemented, as filed with the Securities and Exchange Commission (SEC), which may be obtained from the SEC’s website at www.sec.gov.

Market Conditions (for the year ended March 31, 2016)

Executive Summary

Global equity markets nervously bounced around during the reporting period, but most of the damage dissipated by the end of the reporting period. This bout of market volatility stemmed primarily from three main themes: China, oil and central banks. While concerns of a slowing China and plunging oil prices caused markets to tumble earlier in the reporting period, signs of stabilization and a more dovish Federal Reserve System (Fed) eased some fears.

On top of experiencing a manufacturing slowdown, the economy in China stumbled upon one difficulty after another. The Chinese stock market experienced significant volatility over the past several quarters. After a sudden surge in the earlier part of 2015, which was fueled by excessive use of margin debt, the Chinese stock market went into correction mode that started in June 2015. In an attempt to control market volatility, Chinese regulators initiated circuit breakers that halted and closed the market when it fell by 5% and 7%, respectively, in one day. The plan backfired as market participants rushed to exit when the market began approaching these levels, which only exacerbated the selloff. Investors around the world interpreted the wild selloff as a crisis brewing in China. Regulators quickly terminated the circuit breakers.

Investors also focused on the price of oil as the Organization of Petroleum Exporting Countries’ (OPEC) reluctance to cut back production led to growing concerns over the global slowdown and potential for rising default levels. In fact, the correlation between oil prices and equity markets has spiked in recent quarters as they began to move in tandem. Amid the environment of unsustainably low oil prices, sovereign wealth funds of oil producing nations began liquidating their assets, which put further downward pressure on stocks.

The monetary stimulus policies of central banks continued to impact markets—both positively and negatively. While earlier stimulus announcements in Europe and Japan had helped lift their respective markets, investors generally reacted adversely to the announcement of negative interest rates. Central banks have been resorting to unconventional methods to provide life support to struggling economies. Such attempts have only increased uncertainty as fears of instability mounted. In the U.S., investors clenched onto every word from the Fed. A dovish statement drove equity markets higher, while a hawkish tone pulled them down.

A-2

See benchmark definitions on A-27 and A-28

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Fixed Income

The broad domestic bond market (as defined by the Barclays U.S. Aggregate Bond Index) returned 1.96% over the reporting period. Long-term Treasury bonds were among the top performers as the 10-year Treasury yield fell. Interest rates came down as expectations of the next Fed hike were pushed back. Expectations of a delay in Fed hikes also caused the U.S. dollar to fall during the first quarter of 2016 after rising during the prior couple of quarters. Emerging markets debt benefitted from the depreciating U.S. dollar and performed well over reporting period. On the other hand, high yield bonds faced headwinds as concerns about the energy sector contributed to broadly rising credit spreads, which move in the opposite direction as prices.

Domestic Equity

Domestic equities regained positive territory after going through two corrections, with the S&P 500 Index (a common measurement of the broad U.S. equity market) gaining 1.78% over the reporting period. Large cap stocks outpaced small cap stocks, while growth outperformed value. Value styles tend to have a higher exposure to the energy sector, which was a drag on performance. Investors favored equities with high dividend yields as interest rates fell. Real estate investment trusts (REITs), which are associated with a high dividend payout, were thus bid up in this environment.

International Equity

International equities generally struggled during the reporting period, but performances have been relatively mixed. Foreign developed markets (as defined by the broad-based MSCI EAFE Index) returned -8.27% over the reporting period. International small-cap stocks (as defined by the S&P Developed Ex-U.S. SmallCap Index), on the other hand, were positive. Much of this disparity stemmed from smaller financial stocks holding up much better than their larger counterparts during this environment of unconventional central bank actions. Emerging market equities also struggled over the reporting period.

Outlook

We believe that the outlook for domestic equities depends on how quickly earnings can rebound from recent misses, whether the U.S. economy can continue its modest growth, and most of all on how the Fed communicates its intentions for hiking rates. Two of the biggest factors for earnings are developments in energy and financials, as low oil prices have affected U.S. producers and persistently low interest rates have squeezed profit margins at big U.S. banks. We anticipate that the global move toward the balance of oil supply and demand should continue to provide a boost to rebounding energy shares in the U.S., and believe that financials in turn should benefit from rate hikes by the Fed expected later in 2016. The market is increasingly sensitive to the language of the Fed’s statements, and any missteps or surprises from the Fed may have a negative impact. Additionally, the strong U.S. dollar has contributed to falling exports and profits. However, the dollar has recently depreciated and could fall further. A weaker dollar may provide some support for U.S. exports, which could be a tailwind for U.S. companies and profits.

International equities look mixed as the markets adjust to economic numbers coming out of Europe and Japan. While there are some headwinds for emerging markets, we feel that valuations have now fallen to attractive levels. There have been signs of opportunity in emerging markets from a continued rebound in commodity prices and weakening of the U.S. dollar, which provide some breathing room on their export revenues and ability to pay their U.S. dollar-denominated debts. We expect to see continued overseas volatility as these markets digest the effects of novel central bank stimulus efforts and anticipate the potential for gains as international markets recover from their recent lows.

We believe the outlook for fixed income hinges on the pace of rate hikes and the anticipation of further equity market volatility. Bonds with long durations appear to be the riskier bet in the face of Fed tightening, but recent stock market volatility showed the role fixed income plays as the safe-haven asset. The reduction in projected rate hikes also reduces the downside for fixed income. On the other hand, credit spreads have widened, even outside the troubled energy sector, and government bonds are priced at expensive levels, two factors that could provide headwinds to fixed income.

Alternatives could provide some support if volatility continues to be persistent. Central bank divergence between the U.S., the Eurozone, Japan and the United Kingdom (U.K.) has provided ample opportunities for currency managers to buck the downturn in equities and generate uncorrelated returns. The differing direction on interest rates and currencies provides the opportunity for positive returns in global macro type strategies. Disparities in the marketplace present opportunities for long/short strategies. Given the level of uncertainties throughout the globe, a well-diversified approach may provide some protection.

Performance of the Portfolio Optimization Funds and Pacific Funds Diversified Alternatives

The performance of the Portfolio Optimization Funds and Pacific Funds Diversified Alternatives are composites of the performance of each of the PF Underlying Funds in which each invests (which may include bonds, domestic and/or international equities). The Portfolio Optimization Funds are compared to two broad-based indices; however, to further assist in performance comparisons, composite benchmarks were constructed for the Portfolio Optimization Funds. Each composite benchmark is comprised of up to four broad-based indices shown below. The composite benchmarks were constructed with allocations to each asset class that correspond to the target allocations for Portfolio Optimization Funds. However, the actual allocations of any Portfolio Optimization Fund will naturally vary from these targets as a result of market

See benchmark definitions on A-27 and A-28

A-3

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

performance over time. Pacific Funds Diversified Alternatives does not have a composite benchmark. The one-year performance for these broad-based indices is shown in the following table.

Broad Based Indices	One Year Performance (as of 3-31-16)
S&P 500 Index (U.S. Stocks)	1.78%
Morgan Stanley Capital International (MSCI) EAFE Index (Net) (International Stocks)	(8.27%	)
Barclays U.S. Aggregate Bond Index (Fixed Income)	1.96%
BofA Merrill Lynch U.S. 3-Month T-Bill Index (Cash)	0.12%

See benchmark definitions on A-27 and A-28

A-4

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Pacific Funds Portfolio Optimization Conservative (managed by Pacific Life Fund Advisors LLC)

Q. How did the Fund perform for the year ended March 31, 2016?

A. For the year ended March 31, 2016, Pacific Funds Portfolio Optimization Conservative’s Class A (without sales charge) returned -1.73%, compared to a 1.96% return for the Barclays U.S. Aggregate Bond Index, a 1.78% return for the S&P 500 Index and a 1.14% return for the Pacific Funds Portfolio Optimization Conservative Composite Benchmark (Current). The Fund’s composite benchmark was changed on or about July 29, 2015 due to new asset class allocations. Both the former and current composite benchmarks are presented below.

The following graph compares the performance of a hypothetical $10,000 investment in Class A shares of the Fund to its benchmarks for the ten-year period ended March 31, 2016. For comparison purposes, the performance of all classes for the periods ended March 31, 2016 are also shown in the table below. Performance data for Class B, C, R and Advisor Class shares will vary due to differences in fees and sales charges. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2016

	1 Year		5 Years	10 Years
Fund’s Class A without sales charge	(1.73%	)	2.99%	4.21%
Fund’s Class A with maximum sales charge	(7.12%	)	1.83%	3.62%
Fund’s Class B without sales charge	(2.51%	)	2.25%	3.64%
Fund’s Class B with maximum sales charge	(7.24%	)	1.90%	3.64%
Fund’s Class C without sales charge	(2.51%	)	2.27%	3.50%
Fund’s Class C with maximum sales charge	(3.46%	)	2.27%	3.50%
Fund’s Class R without sales charge	(2.05%	)	2.74%	3.98%
Barclays U.S. Aggregate Bond Index	1.96%		3.78%	4.90%
S&P 500 Index	1.78%		11.58%	7.01%
Pacific Funds Portfolio Optimization Conservative Composite Benchmark (Current)	1.14%		5.24%	5.08%
Pacific Funds Portfolio Optimization Conservative Composite Benchmark (Former)	1.45%		4.74%	4.97%

Average Annual Total Returns for the Periods Ended March 31, 2016

	1 Year		Since Inception (12/31/12)
Fund’s Advisor Class without sales charge	(1.53%	)	1.95%
Barclays U.S. Aggregate Bond Index	1.96%		2.27%
S&P 500 Index	1.78%		14.37%
Pacific Funds Portfolio Optimization Conservative Composite Benchmark (Current)	1.14%		4.91%
Pacific Funds Portfolio Optimization Conservative Composite Benchmark (Former)	1.45%		4.04%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

See benchmark definitions on A-27 and A-28

A-5

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class A underperformed the Pacific Funds Portfolio Optimization Conservative Composite Benchmark (Current). The Fund was primarily comprised of various fixed income strategies, with a smaller allocation to equity and alternative underlying funds, during the reporting period. Fixed income investments included underlying funds comprised of intermediate-term bonds, short duration securities, inflation-protected bonds, emerging markets bonds, and floating rate loans. The equity segment mainly encompassed domestic and foreign large-capitalization funds. Alternatives included two absolute return strategies and an equity long/short fund.

While the domestic equity group was negative for the reporting period, the international equity group was the largest detractor over that period. The fixed income group was also negative for the same period. On the other hand, the alternatives group contributed positively.

Among the fixed income lineup, holdings of emerging markets bonds were a solid contributor to performance over the reporting period as the asset class fared relatively well and the manager outperformed its benchmark. The drag on performance over the reporting period stemmed from exposure to credit (i.e., Pacific Funds High Income and the PF Absolute Return Fund). High yield bonds suffered from anxiety over plunging crude oil prices given the abundance of energy companies that issued high yield debt.

As for domestic equities, exposure to value stocks was a drag on performance over the reporting period, although these stocks recaptured more upside during the first quarter of 2016 as compared to their growth counterparts. For instance, the PF Small-Cap Value Fund was a strong contributor as it outperformed its benchmark index, the Russell 2000 Value Index, over the reporting period. The outperformance stemmed from solid stock selection in industrial, insurance and retail. On the other hand, several underperforming managers dragged performance over the reporting period. The PF Comstock Fund’s overweight to banks and underweight to utilities hurt performance. Additionally, the PF Large-Cap Growth Fund’s higher growth and momentum exposures in consumer discretionary and information technology hurt performance.

Exposure to international equities was a drag on returns over the reporting period. In particular, the PF International Value Fund underperformed its benchmark index, the MSCI EAFE Index (Net), for the reporting period. Value stocks have also been lagging in foreign markets. An overweight to financials was another key detractor from performance for this underlying fund as European and Japanese banks have struggled to eke out revenue in a negative interest rate environment.

Throughout this volatile environment, alternatives have been a consistent positive contributor. The PF Equity Long/Short Fund has been the top performing underlying fund since it was added in April 2015. Between its inception date and March 31, 2016, this underlying fund surged 20%, while the S&P 500 Index returned -0.28% over that same period.

See benchmark definitions on A-27 and A-28

A-6

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Pacific Funds Portfolio Optimization Moderate-Conservative (managed by Pacific Life Fund Advisors LLC)

Q. How did the Fund perform for the year ended March 31, 2016?

A. For the year ended March 31, 2016, Pacific Funds Portfolio Optimization Moderate-Conservative’s Class A (without sales charge) returned -1.87%, compared to a 1.96% return for the Barclays U.S. Aggregate Bond Index, a 1.78% return for the S&P 500 Index and a 1.01% return for the Pacific Funds Portfolio Optimization Moderate-Conservative Composite Benchmark.

The following graph compares the performance of a hypothetical $10,000 investment in Class A shares of the Fund to its benchmarks for the ten-year period ended March 31, 2016. For comparison purposes, the performance of all classes for the periods ended March 31, 2016 are also shown in the table below. Performance data for Class B, C, R and Advisor Class shares will vary due to differences in fees and sales charges. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2016

	1 Year		5 Years	10 Years
Fund’s Class A without sales charge	(1.87%	)	3.95%	4.40%
Fund’s Class A with maximum sales charge	(7.23%	)	2.79%	3.81%
Fund’s Class B without sales charge	(2.61%	)	3.21%	3.84%
Fund’s Class B with maximum sales charge	(7.25%	)	2.86%	3.84%
Fund’s Class C without sales charge	(2.61%	)	3.22%	3.67%
Fund’s Class C with maximum sales charge	(3.54%	)	3.22%	3.67%
Fund’s Class R without sales charge	(2.15%	)	3.68%	4.16%
Barclays U.S. Aggregate Bond Index	1.96%		3.78%	4.90%
S&P 500 Index	1.78%		11.58%	7.01%
Pacific Funds Portfolio Optimization Moderate-Conservative Composite Benchmark	1.01%		5.93%	5.32%

Average Annual Total Returns for the Periods Ended March 31, 2016

	1 Year		Since Inception (12/31/12)
Fund’s Advisor Class without sales charge	(1.60%	)	3.72%
Barclays U.S. Aggregate Bond Index	1.96%		2.27%
S&P 500 Index	1.78%		14.37%
Pacific Funds Portfolio Optimization Moderate-Conservative Composite Benchmark	1.01%		5.99%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class A underperformed the Pacific Funds Portfolio Optimization Moderate-Conservative Composite Benchmark. The Fund had a diversified allocation mix that was modestly tilted to fixed income during the reporting period. Fixed income investments included underlying funds that consisted of intermediate-term bonds as well as short duration securities, inflation-protected bonds, emerging markets bonds, and floating rate loans. The equity exposure was diversified across style (growth/value), market capitalization and region (including an allocation to foreign small-capitalization and emerging markets strategies). Alternatives included two absolute return strategies and an equity long/short strategy.

See benchmark definitions on A-27 and A-28

A-7

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

While the domestic equity group was negative for the reporting period, the international equity group was the largest detractor over that period. The fixed income group was also negative for the same period. On the other hand, the alternatives group contributed positively.

Among the fixed income lineup, holdings of emerging markets bonds were a solid contributor to performance over the reporting period as the asset class fared relatively well and the manager outperformed its benchmark. The drag on performance over the reporting period stemmed from exposure to credit (i.e., Pacific Funds High Income and the PF Absolute Return Fund). High yield bonds suffered from anxiety over plunging crude oil prices given the abundance of energy companies that issued high yield debt.

As for domestic equities, exposure to value stocks was a drag on performance over the reporting period, although these stocks recaptured more upside during the first quarter of 2016 when compared to their growth counterparts. For instance, the PF Small-Cap Value Fund was a strong contributor as it outperformed its benchmark index, the Russell 2000 Value Index, over the reporting period. The outperformance stemmed from solid stock selection in industrial, insurance and retail. On the other hand, several underperforming managers dragged performance over the reporting period. The PF Comstock Fund’s overweight to banks and underweight to utilities hurt performance. Additionally, the PF Large-Cap Growth Fund’s higher growth and momentum exposures in consumer discretionary and information technology hurt performance.

Exposure to international equities was a drag on returns over the reporting period. In particular, the PF International Value Fund underperformed its benchmark index, the MSCI EAFE Index (Net), for the reporting period. Value stocks have also been lagging in foreign markets. An overweight to financials was another key detractor from performance for this underlying fund as European and Japanese banks have struggled to eke out revenue in a negative interest rate environment.

Throughout this volatile environment, alternatives have been a consistent positive contributor. The PF Equity Long/Short Fund has been the top performing underlying fund since it was added in April 2015. Between its inception date and March 31, 2016, this underlying fund surged 20% while the S&P 500 Index returned -0.28% over that same period.

See benchmark definitions on A-27 and A-28

A-8

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Pacific Funds Portfolio Optimization Moderate (managed by Pacific Life Fund Advisors LLC)

Q. How did the Fund perform for the year ended March 31, 2016?

A. For the year ended March 31, 2016, Pacific Funds Portfolio Optimization Moderate’s Class A (without sales charge) returned -2.50%, compared to a 1.78% return for the S&P 500 Index, a 1.96% return for the Barclays U.S. Aggregate Bond Index and a 0.52% return for the Pacific Funds Portfolio Optimization Moderate Composite Benchmark.

The following graph compares the performance of a hypothetical $10,000 investment in Class A shares of the Fund to its benchmarks for the ten-year period ended March 31, 2016. For comparison purposes, the performance of all classes for the periods ended March 31, 2016 are also shown in the table below. Performance data for Class B, C, R and Advisor Class shares will vary due to differences in fees and sales charges. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2016

	1 Year		5 Years	10 Years
Fund’s Class A without sales charge	(2.50%	)	4.82%	4.63%
Fund’s Class A with maximum sales charge	(7.88%	)	3.64%	4.04%
Fund’s Class B without sales charge	(3.21%	)	4.08%	4.06%
Fund’s Class B with maximum sales charge	(7.78%	)	3.74%	4.06%
Fund’s Class C without sales charge	(3.22%	)	4.09%	3.91%
Fund’s Class C with maximum sales charge	(4.13%	)	4.09%	3.91%
Fund’s Class R without sales charge	(2.70%	)	4.58%	4.39%
S&P 500 Index	1.78%		11.58%	7.01%
Barclays U.S. Aggregate Bond Index	1.96%		3.78%	4.90%
Pacific Funds Portfolio Optimization Moderate Composite Benchmark	0.52%		7.10%	5.61%

Average Annual Total Returns for the Periods Ended March 31, 2016

	1 Year		Since Inception (12/31/12)
Fund’s Advisor Class without sales charge	(2.24%	)	5.24%
S&P 500 Index	1.78%		14.37%
Barclays U.S. Aggregate Bond Index	1.96%		2.27%
Pacific Funds Portfolio Optimization Moderate Composite Benchmark	0.52%		7.93%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class A underperformed the Pacific Funds Portfolio Optimization Moderate Composite Benchmark. The Fund maintained a mix of equity and fixed income underlying funds. The equity exposure was diversified across style (growth/value), market capitalization and region (including allocations to foreign small-capitalization and emerging markets stocks). The Fund also maintained exposure to select market sectors such as publicly-traded REITs. Fixed income investments included intermediate-term bonds, short duration securities, inflation-protected bonds, emerging markets bonds, and floating rate loans. Alternatives consisted of two absolute return strategies and an equity long/short strategy.

See benchmark definitions on A-27 and A-28

A-9

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

While the domestic equity group was negative for the reporting period, the international equity group was the largest detractor over that period. The fixed income group was also negative for the same period. On the other hand, the alternatives group contributed positively.

As for domestic equities, exposure to value stocks was a drag on performance over the reporting period, although these stocks recaptured more upside during the first quarter of 2016 when compared to their growth counterparts. For instance, the PF Small-Cap Value Fund was a strong contributor as it outperformed its benchmark index, the Russell 2000 Value Index, over the reporting period. The outperformance stemmed from solid stock selection in industrial, insurance and retail. On the other hand, several underperforming managers dragged performance over the reporting period. The PF Comstock Fund’s overweight to banks and underweight to utilities hurt performance. Additionally, the PF Large-Cap Growth Fund’s higher growth and momentum exposures in consumer discretionary and information technology hurt performance. The PF Small-Cap Growth Fund likewise hurt performance due to its exposure to aggressive growth stocks in information technology.

Exposure to international equities was a drag on returns over the reporting period. In particular, the PF International Value Fund underperformed its benchmark index, the MSCI EAFE Index (Net), for the reporting period. Value stocks have also been lagging in foreign markets. An overweight to financials was another key detractor from performance for this underlying fund as European and Japanese banks have struggled to eke out revenue in a negative interest rate environment. Allocation to emerging markets was a headwind, but the PF Emerging Market Fund outperformed its benchmark and cushioned some of the drag.

Among the fixed income lineup, holdings of emerging markets bonds were a solid contributor to performance over the reporting period as the asset class fared relatively well and the manager outperformed its benchmark. The drag on performance over the reporting period stemmed from exposure to credit (i.e., Pacific Funds High Income and the PF Absolute Return Fund). High yield bonds suffered from anxiety over plunging crude oil prices given the abundance of energy companies that issued high yield debt.

Throughout this volatile environment, alternatives have been a consistent positive contributor. The PF Equity Long/Short Fund has been the top performing underlying fund since it was added in April 2015. Between its inception date and March 31, 2016, this underlying fund surged 20% while the S&P 500 Index returned -0.28% over that same period.

See benchmark definitions on A-27 and A-28

A-10

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Pacific Funds Portfolio Optimization Growth (managed by Pacific Life Fund Advisors LLC)

Q. How did the Fund perform for the year ended March 31, 2016?

A. For the year ended March 31, 2016, Pacific Funds Portfolio Optimization Growth’s Class A (without sales charge) returned -3.35%, compared to a 1.78% return for the S&P 500 Index, a 1.96% return for the Barclays U.S. Aggregate Bond Index and a -0.08% return for the Pacific Funds Portfolio Optimization Growth Composite Benchmark.

The following graph compares the performance of a hypothetical $10,000 investment in Class A shares of the Fund to its benchmarks for the ten-year period ended March 31, 2016. For comparison purposes, the performance of all classes for the periods ended March 31, 2016 are also shown in the table below. Performance data for Class B, C, R and Advisor Class shares will vary due to differences in fees and sales charges. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2016

	1 Year		5 Years	10 Years
Fund’s Class A without sales charge	(3.35%	)	5.43%	4.46%
Fund’s Class A with maximum sales charge	(8.65%	)	4.24%	3.88%
Fund’s Class B without sales charge	(4.13%	)	4.70%	3.90%
Fund’s Class B with maximum sales charge	(8.60%	)	4.36%	3.90%
Fund’s Class C without sales charge	(4.13%	)	4.70%	3.75%
Fund’s Class C with maximum sales charge	(5.02%	)	4.70%	3.75%
Fund’s Class R without sales charge	(3.60%	)	5.18%	4.24%
S&P 500 Index	1.78%		11.58%	7.01%
Barclays U.S. Aggregate Bond Index	1.96%		3.78%	4.90%
Pacific Funds Portfolio Optimization Growth Composite Benchmark	(0.08%	)	8.13%	5.73%

Average Annual Total Returns for the Periods Ended March 31, 2016

	1 Year		Since Inception (12/31/12)
Fund’s Advisor Class without sales charge	(3.10%	)	6.77%
S&P 500 Index	1.78%		14.37%
Barclays U.S. Aggregate Bond Index	1.96%		2.27%
Pacific Funds Portfolio Optimization Growth Composite Benchmark	(0.08%	)	9.83%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class A underperformed the Pacific Funds Portfolio Optimization Growth Composite Benchmark. The Fund had a diversified allocation mix that was tilted to equity. The equity exposure was diversified across style (growth/value), market capitalization and region (including allocations to foreign small capitalization and emerging markets stocks). The Fund also maintained exposure to select market sectors such as publicly-traded REITs. Fixed income investments included intermediate-term bonds as well as specific strategies such as short duration, inflation-protected bonds and emerging markets bonds. Alternatives included two absolute return strategies and an equity long/short strategy.

While the domestic equity group was negative for the reporting period, the international equity group was the largest detractor over that period. The fixed income group was also negative for the same period. On the other hand, the alternatives group contributed positively.

See benchmark definitions on A-27 and A-28

A-11

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

As for domestic equities, exposure to value stocks was a drag on performance over the reporting period, although these stocks recaptured more upside during the first quarter of 2016 when compared to their growth counterparts. For instance, the PF Small-Cap Value Fund was a strong contributor as it outperformed its benchmark index, the Russell 2000 Value Index, over the reporting period. The outperformance stemmed from solid stock selection in industrial, insurance and retail. On the other hand, several underperforming managers dragged performance over the reporting period. The PF Comstock Fund’s overweight to banks and underweight to utilities hurt performance. Additionally, the PF Large-Cap Growth Fund’s higher growth and momentum exposures in consumer discretionary and information technology hurt performance. The PF Small-Cap Growth Fund likewise hurt performance due to its exposure to aggressive growth stocks in information technology.

Exposure to international equities was a drag on returns over the reporting period. In particular, the PF International Value Fund underperformed its benchmark index, the MSCI EAFE Index (Net), for the reporting period. Value stocks have also been lagging in foreign markets. An overweight to financials was another key detractor from performance as European and Japanese banks have struggled to eke out revenue in a negative interest rate environment. Allocation to emerging markets was a headwind, but the PF Emerging Markets Fund outperformed its benchmark and cushioned some of the drag. On the other hand, exposure to international small-caps offered some positive support to performance.

Among the fixed income lineup, holdings of emerging markets bonds were a solid contributor to performance over the reporting period as the asset class fared relatively well and the manager outperformed its benchmark. The drag on performance over the reporting period stemmed from exposure to credit (i.e., Pacific Funds High Income and the PF Absolute Return Fund). High yield bonds suffered from anxiety over plunging crude oil prices given the abundance of energy companies that issued high yield debt.

Throughout this volatile environment, alternatives have been a consistent positive contributor. The PF Equity Long/Short Fund has been the top performing underlying fund since it was added in April 2015. Between its inception date and March 31, 2016, this underlying fund surged 20% while the S&P 500 Index returned -0.28% over that same period.

See benchmark definitions on A-27 and A-28

A-12

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Pacific Funds Portfolio Optimization Aggressive-Growth (managed by Pacific Life Fund Advisors LLC)

Q. How did the Fund perform for the year ended March 31, 2016?

A. For the year ended March 31, 2016, Pacific Funds Portfolio Optimization Aggressive-Growth’s Class A (without sales charge) returned -4.37%, compared to a 1.78% return for the S&P 500 Index, a 1.96% return for the Barclays U.S. Aggregate Bond Index and a -1.28% return for the Pacific Funds Portfolio Optimization Aggressive-Growth Composite Benchmark (Current). The Fund’s composite benchmark was changed on or about July 29, 2015 due to new asset class allocations. Both the former and current composite benchmarks are presented below.

The following graph compares the performance of a hypothetical $10,000 investment in Class A shares of the Fund to its benchmarks for the ten-year period ended March 31, 2016. For comparison purposes, the performance of all classes for the periods ended March 31, 2016 are also shown in the table below. Performance data for Class B, C, R and Advisor Class shares will vary due to differences in fees and sales charges. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2016

	1 Year		5 Years	10 Years
Fund’s Class A without sales charge	(4.37%	)	5.13%	3.84%
Fund’s Class A with maximum sales charge	(9.62%	)	3.94%	3.26%
Fund’s Class B without sales charge	(5.15%	)	4.48%	3.31%
Fund’s Class B with maximum sales charge	(9.78%	)	4.14%	3.31%
Fund’s Class C without sales charge	(5.13%	)	4.48%	3.17%
Fund’s Class C with maximum sales charge	(6.05%	)	4.48%	3.17%
Fund’s Class R without sales charge	(4.59%	)	4.90%	3.64%
S&P 500 Index	1.78%		11.58%	7.01%
Barclays U.S. Aggregate Bond Index	1.96%		3.78%	4.90%
Pacific Funds Portfolio Optimization Aggressive-Growth Composite Benchmark (Current)	(1.28%	)	8.32%	5.19%
Pacific Funds Portfolio Optimization Aggressive-Growth Composite Benchmark (Former)	(0.68%	)	8.32%	5.34%

Average Annual Total Returns for the Periods Ended March 31, 2016

	1 Year		Since Inception (12/31/12)
Fund’s Advisor Class without sales charge	(4.13%	)	7.12%
S&P 500 Index	1.78%		14.37%
Barclays U.S. Aggregate Bond Index	1.96%		2.27%
Pacific Funds Portfolio Optimization Aggressive-Growth Composite Benchmark (Current)	(1.28%	)	10.47%
Pacific Funds Portfolio Optimization Aggressive-Growth Composite Benchmark (Former)	(0.68%	)	10.47%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

See benchmark definitions on A-27 and A-28

A-13

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class A underperformed the Pacific Funds Portfolio Optimization Aggressive-Growth Composite Benchmark (Current). The Fund primarily allocated to domestic and international equity funds that are diversified across style (growth/value), market capitalization and region (which included allocations to foreign small-capitalization and emerging markets stocks). The Fund also maintained exposure to select sectors, such as publicly-traded REITs, as well as a small allocation to intermediate-term fixed income securities. Alternatives included two absolute return strategies and an equity long/short strategy.

While the domestic equity group was negative for the reporting period, the international equity group was the largest detractor over that period. The fixed income group was roughly flat for the same period. On the other hand, the alternatives group contributed positively.

As for domestic equities, exposure to value stocks was a drag on performance over the reporting period, although these stocks recaptured more upside during the first quarter of 2016 when compared to their growth counterparts. For instance, the PF Small-Cap Value Fund was a strong contributor as it outperformed its benchmark index, the Russell 2000 Value Index, over the reporting period. The outperformance stemmed from solid stock selection in industrial, insurance and retail. On the other hand, several underperforming managers dragged performance over the reporting period. The PF Comstock Fund’s overweight to banks and underweight to utilities hurt performance. Additionally, the PF Large-Cap Growth Fund’s higher growth and momentum exposures in consumer discretionary and information technology hurt performance. The PF Small-Cap Growth Fund likewise hurt performance due to its exposure to aggressive growth stocks in information technology.

Exposure to international equities was a drag on returns over the reporting period. In particular, the PF International Value Fund underperformed its benchmark index, the MSCI EAFE Index (Net), for the reporting period. Value stocks have also been lagging in foreign markets. An overweight to financials was another key detractor from performance as European and Japanese banks have struggled to eke out revenue in a negative interest rate environment. Allocation to emerging markets was a headwind, but the PF Emerging Markets Fund outperformed its benchmark and cushioned some of the drag. On the other hand, exposure to international small-caps offered some positive support to performance.

Among the fixed income lineup, holdings of emerging markets bonds were a solid contributor to performance over the reporting period as the asset class fared relatively well and the manager outperformed its benchmark. The drag on performance over the reporting period stemmed from exposure to credit from its allocation to the PF Managed Bond Fund and PF Absolute Return Fund.

Throughout this volatile environment, alternatives have been a consistent positive contributor. The PF Equity Long/Short Fund has been the top performing underlying fund since it was added in April 2015. Between its inception date and March 31, 2016, this underlying fund surged 20% while the S&P 500 Index returned -0.28% over that same period.

Pacific Funds Diversified Alternatives (managed by Pacific Life Fund Advisors LLC)

Q. How did the Fund perform for the year ended March 31, 2016?

A. For the year ended March 31, 2016, Pacific Funds Diversified Alternatives’ Class A (without sales charge) returned 0.55%, compared to a 0.06% return for its benchmark, the Citigroup 1-Month U.S. T-Bill Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class A shares of the Fund to its benchmark for the period from inception through March 31, 2016. For comparison purposes, the performance of all classes for the periods ended March 31, 2016 are also shown in the table below. Performance data for Class C and Advisor Class shares will vary due to differences in fees and sales charges. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2016

	1 Year		Since Inception (12/31/13)
Fund’s Class A without sales charge	0.55%		1.61%
Fund’s Class A with maximum sales charge	(4.97%	)	(0.91%	)
Fund’s Class C without sales charge	(0.19%	)	0.84%
Fund’s Class C with maximum sales charge	(1.16%	)	0.84%
Fund’s Advisor Class without sales charge	0.86%		1.82%
Citigroup 1-Month U.S. T-Bill Index	0.06%		0.04%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

See benchmark definitions on A-27 and A-28

A-14

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class A outperformed the benchmark. The Fund is primarily comprised of underlying funds which, in turn, invest in a number of different alternative investment strategies or non-traditional asset classes. The allocations to underlying funds primarily include currency and long/short equity strategies, and absolute return strategies. The Fund also invests through its underlying funds in real estate, emerging markets debt and equity, bank loans and inflation-indexed debt instruments.

The Fund’s allocation to the PF Equity Long/Short and PF Emerging Markets Debt Funds were the top contributors to Fund performance. The PF Equity Long/Short Fund has been the top performing underlying fund since it was added in April 2015. Between its inception date and March 31, 2016, this underlying fund surged 20% while the S&P 500 Index returned -0.28% over that same period. For the PF Emerging Markets Debt Fund, an overweight to U.S. dollar-denominated bonds benefitted performance.

While the PF Emerging Markets Debt Fund helped performance with its exposure to U.S. dollar-denominated bonds, the PF Emerging Markets Fund detracted from performance. Many developing regions were hurt by the sharp decline in oil prices and fear of a sharp slowdown in China. The PF Global Absolute Return Fund also dragged down the Fund’s performance due to its positions in South America, including interest rate exposure in Brazil and credit exposure in Ecuador, which weighed on returns as Latin American economies struggled to cope with falling commodities prices and a rising U.S. dollar.

Pacific Funds Short Duration Income (managed by Pacific Asset Management)

Q. How did the Fund perform for the year ended March 31, 2016?

A. For the year ended March 31, 2016, Pacific Funds Short Duration Income’s Class I (without sales charge) returned 0.54%, compared to a 1.04% return for its benchmark, the Barclays 1-3 Year U.S. Government/Credit Bond Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the period from inception through March 31, 2016. For comparison purposes, the performance of all classes for the periods ended March 31, 2016 are also shown in the table below. Performance data for Class A, C and Advisor Class shares will vary due to differences in fees and sales charges. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2016

	1 Year		Since Inception (12/19/11)
Fund’s Class I without sales charge	0.54%		2.94%
Barclays 1-3 Year U.S. Government/Credit Bond Index	1.04%		1.01%

	1 Year		Since Inception (6/29/12)
Fund’s Class A without sales charge	0.15%		2.24%
Fund’s Class A with maximum sales charge	(2.84%	)	1.40%
Fund’s Class C without sales charge	(0.58%	)	1.49%
Fund’s Class C with maximum sales charge	(1.57%	)	1.49%
Fund’s Advisor Class without sales charge	0.40%		2.46%
Barclays 1-3 Year U.S. Government/Credit Bond Index	1.04%		0.99%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark. The Fund employs a short-term corporate debt focused strategy. Using a fundamental approach with a top-down overlay, Pacific Asset Management’s team of portfolio managers and research analysts look at the relative value of each security and assess the macro environment and marketplace for tailwinds and catalysts.

During the reporting period, the Fund underperformed the benchmark primarily due to the Fund’s focus on BBB rated corporate debt securities, which underperformed government-related securities given higher levels of volatility and a lack of investor risk appetite. The Fund’s allocation to high yield bonds and floating rate loans also detracted from performance. The Fund’s underweight to energy-related companies contributed to performance as energy companies underperformed during the reporting period. Duration management was neutral to performance.

See benchmark definitions on A-27 and A-28

A-15

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Pacific Funds Core Income (managed by Pacific Asset Management)

Q. How did the Fund perform for the year ended March 31, 2016?

A. For the year ended March 31, 2016, Pacific Funds Core Income’s Class I (without sales charge) returned 0.03%, compared to a 1.96% return for its benchmark, the Barclays U.S. Aggregate Bond Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the period from inception through March 31, 2016. For comparison purposes, the performance of all classes for the periods ended March 31, 2016 are also shown in the table below. Performance data for Class A, C, P and Advisor Class shares will vary due to differences in fees and sales charges. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2016

	1 Year		5 Years		Since Inception (12/31/10)
Fund’s Class I without sales charge	0.03%		4.62%		4.89%
Fund’s Class A without sales charge	(0.27%	)	4.37%		4.64%
Fund’s Class A with maximum sales charge	(4.52%	)	3.47%		3.78%
Barclays U.S. Aggregate Bond Index	1.96%		3.78%		3.68%

			1 Year		Since Inception (6/30/11)
Fund’s Class C without sales charge			(1.03%	)	3.33%
Fund’s Class C with maximum sales charge			(2.00%	)	3.33%
Barclays U.S. Aggregate Bond Index			1.96%		3.48%

			1 Year		Since Inception (6/29/12)
Fund’s Advisor Class without sales charge			(0.02%	)	3.41%
Barclays U.S. Aggregate Bond Index			1.96%		2.45%

Total Returns for the Period from Inception Through March 31, 2016

	Since Inception (4/27/15)
Fund’s Class P without sales charge	(0.75%	)
Barclays U.S. Aggregate Bond Index	1.74%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark. The Fund employs an intermediate term corporate debt focused strategy. Using a fundamental approach with a top-down overlay, Pacific Asset Management’s team of portfolio managers and research analysts look at the relative value of each security and assess the macro environment and marketplace for tailwinds and catalysts.

During the reporting period, the Fund underperformed the benchmark primarily due to the Fund’s focus on BBB rated intermediate term corporate debt securities, which underperformed government-related securities given higher levels of volatility and lack of investor risk appetite. The Fund’s allocation to high yield bonds and floating rate loans also detracted from performance. The Fund’s underweight to energy-related companies contributed to performance as energy companies underperformed during the reporting period. Duration management was neutral to performance.

See benchmark definitions on A-27 and A-28

A-16

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Pacific Funds Strategic Income (managed by Pacific Asset Management)

Q. How did the Fund perform for the year ended March 31, 2016?

A. For the year ended March 31, 2016, Pacific Funds Strategic Income’s Class I (without sales charge) returned -1.98%, compared to a 1.96% return for its benchmark, the Barclays U.S. Aggregate Bond Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the period from inception through March 31, 2016. For comparison purposes, the performance of all classes for the periods ended March 31, 2016 are also shown in the table below. Performance data for Class A, C and Advisor Class shares will vary due to differences in fees and sales charges. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2016

	1 Year		Since Inception (12/19/11)
Fund’s Class I without sales charge	(1.98%	)	6.32%
Barclays U.S Aggregate Bond Index	1.96%		2.70%

	1 Year		Since Inception (6/29/12)
Fund’s Class A without sales charge	(2.17%	)	4.90%
Fund’s Class A with maximum sales charge	(6.35%	)	3.69%
Fund’s Class C without sales charge	(2.90%	)	4.13%
Fund’s Class C with maximum sales charge	(3.84%	)	4.13%
Fund’s Advisor Class without sales charge	(2.01%	)	5.14%
Barclays U.S Aggregate Bond Index	1.96%		2.45%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark. The Fund seeks a high level of income by investing broadly across the credit spectrum with an emphasis on non-investment grade securities. Using a fundamental approach with a top-down overlay, Pacific Asset Management’s team of portfolio managers and research analysts look at the relative value of each security and assess the macro environment and marketplace for tailwinds and catalysts.

During the reporting period, the Fund underperformed the benchmark primarily due to the Fund’s focus on non-investment grade securities, which underperformed government bonds given elevated levels of volatility, deteriorating macro conditions, and a lack of investor risk appetite. During the reporting period, weakening growth outlooks and concerns toward the credit cycle negatively impacted non-investment grade issuers. The Fund’s exposure to high yield bonds, which was the primary asset allocation of the Fund’s net assets during the reporting period, was the primary detractor from relative results.

See benchmark definitions on A-27 and A-28

A-17

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Pacific Funds Floating Rate Income (managed by Pacific Asset Management)

Q. How did the Fund perform for the year ended March 31, 2016?

A. For the year ended March 31, 2016, Pacific Funds Floating Rate Income’s Class I (without sales charge) returned 1.02%, compared to a -1.11% return for its benchmark, the Credit Suisse Leveraged Loan Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the period from inception through March 31, 2016. For comparison purposes, the performance of all classes for the periods ended March 31, 2016 are also shown in the table below. Performance data for Class A, C, P and Advisor Class shares will vary due to differences in fees and sales charges. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2016

	1 Year		Since Inception (6/30/11)
Fund’s Class I without sales charge	1.02%		4.13%
Credit Suisse Leveraged Loan Index	(1.11%	)	3.60%

	1 Year		Since Inception (12/30/11)
Fund’s Class A without sales charge	0.72%		4.31%
Fund’s Class A with maximum sales charge	(2.29%	)	3.57%
Fund’s Class C without sales charge	(0.04%	)	3.55%
Fund’s Class C with maximum sales charge	(1.01%	)	3.55%
Credit Suisse Leveraged Loan Index	(1.11%	)	4.43%

	1 Year		Since Inception (6/29/12)
Fund’s Advisor Class without sales charge	0.96%		3.75%
Credit Suisse Leveraged Loan Index	(1.11%	)	3.88%

	1 Year		Since Inception (12/31/12)
Fund’s Class P without sales charge	0.97%		2.73%
Credit Suisse Leveraged Loan Index	(1.11%	)	2.79%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the benchmark. Pacific Asset Management’s team of portfolio managers and research analysts look for investment opportunities in floating rate loans and debt securities with a focus on the large-capitalization issuers within the bank loan universe.

The Fund outperformed the benchmark for the reporting period due to security selection and sector allocations. The significant underweight or no exposure to energy, media/telecommunication, utility and metals/minerals relative to the benchmark were the primary drivers of relative outperformance. The overweight to retail and manufacturing detracted from performance. The focus on large-capitalization issuers was negative to performance as smaller companies outperformed. Overweights to the bank loan debt of Landmark Aviation, Altice, and Level 3 Communications were strong contributors to performance while Neiman Marcus, Accudyne, and Brickman Group were detractors.

At the end of the reporting period, the Fund was overweight in housing, forest products/containers, and food and drug while underweight technology, health care, and media/telecommunication. During the market sell-off in the latter half of the reporting period, Pacific Asset Management selectively added high yield bonds, most of which were first-lien bonds. Since the third quarter of 2015 the Fund has held no energy-related issuers. Due to the capital destruction in commodity companies and likely surge in defaults/distressed situations, Pacific Asset Management is cautious on commodity related sectors.

See benchmark definitions on A-27 and A-28

A-18

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Pacific Funds Limited Duration High Income (managed by Pacific Asset Management)

Q. How did the Fund perform for the year ended March 31, 2016?

A. For the year ended March 31, 2016, Pacific Funds Limited Duration High Income’s Class I (without sales charge) returned -3.19%, compared to a -4.52% return for its benchmark, the Barclays U.S. 1-5 Year High-Yield Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the period from inception through March 31, 2016. For comparison purposes, the performance of all classes for the periods ended March 31, 2016 are also shown in the table below. Performance data for Class A, C and Advisor Class shares will vary due to differences in fees and sales charges. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2016

	1 Year		Since Inception (7/31/13)
Fund’s Class I without sales charge	(3.19%	)	0.23%
Fund’s Class A without sales charge	(3.48%	)	(0.03%	)
Fund’s Class A with maximum sales charge	(6.41%	)	(1.17%	)
Fund’s Class C without sales charge	(4.10%	)	(0.75%	)
Fund’s Class C with maximum sales charge	(5.03%	)	(0.75%	)
Fund’s Advisor Class without sales charge	(3.24%	)	0.21%
Barclays U.S. 1-5 Year High-Yield Index	(4.52%	)	0.64%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the benchmark. The Fund seeks a high level of income by investing primarily in high yield and bank loan instruments. Using a fundamental approach with a top-down overlay, Pacific Asset Management’s team of portfolio managers and research analysts look at the relative value of each security and assess the macro environment and marketplace for tailwinds and catalysts.

During the reporting period, the Fund outperformed the benchmark due to its overweight to bank loan instruments. The Fund invests broadly in bank loans and high yield bonds. The Fund held an overweight to bank loans versus the benchmark during the reporting period. Bank loans saw less volatility relative to high yield bonds during the reporting period. High yield bonds were also more susceptible to the weakening macro conditions, poor technicals, and concerns towards the credit cycle. Bank loans also benefited from their lower overall exposure during the reporting period to commodity related sectors. The Fund’s underweight to the energy sector benefited performance given the significant declines seen in oil prices.

See benchmark definitions on A-27 and A-28

A-19

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Pacific Funds High Income (managed by Pacific Asset Management)

Q. How did the Fund perform for the year ended March 31, 2016?

A. For the year ended March 31, 2016, Pacific Funds High Income’s Class I (without sales charge) returned -5.57%, compared to a -3.66% return for its benchmark, the Barclays U.S. High-Yield 2% Issuer Capped Bond Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the period from inception through March 31, 2016. For comparison purposes, the performance of all classes for the periods ended March 31, 2016 are also shown in the table below. Performance data for Class A, C, P and Advisor Class shares will vary due to differences in fees and sales charges. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2016

	1 Year		Since Inception (12/19/11)
Fund’s Class I without sales charge	(5.57%	)	5.25%
Barclays U.S. High-Yield 2% Issuer Capped Bond Index	(3.66%	)	5.77%

	1 Year		Since Inception (6/29/12)
Fund’s Class A without sales charge	(5.79%	)	3.42%
Fund’s Class A with maximum sales charge	(9.83%	)	2.23%
Fund’s Class C without sales charge	(6.52%	)	2.67%
Fund’s Class C with maximum sales charge	(7.43%	)	2.67%
Fund’s Advisor Class without sales charge	(5.66%	)	3.64%
Barclays U.S. High-Yield 2% Issuer Capped Bond Index	(3.66%	)	4.36%

	1 Year		Since Inception (1/14/15)
Fund’s Class P without sales charge	(5.60%	)	(2.35%	)
Barclays U.S. High-Yield 2% Issuer Capped Bond Index	(3.66%	)	(0.94%	)

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark. The Fund seeks a high level of income by investing in non-investment grade debt instruments. Using a fundamental approach with a top-down overlay, Pacific Asset Management’s team of portfolio managers and research analysts look at the relative value of each security and assess the macro environment and marketplace for tailwinds and catalysts.

During the reporting period, the Fund underperformed the benchmark primarily due to an overweight to CCC and B rated bonds, which underperformed BB rated bonds given higher levels of volatility, deteriorating macro conditions, and a lack of investor risk appetite. BB rated bonds returned 0.13% versus CCC rated bonds returning -10.60%. Weakening growth outlooks and concerns toward the credit cycle negatively impacted lower-quality high yield bonds.

The Fund’s overweight position in gaming, building materials, and packaging benefited performance, while underweight positions in banking, cable & satellite, and technology detracted from performance.

See benchmark definitions on A-27 and A-28

A-20

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Pacific Funds Large-Cap (managed by Rothschild Asset Management Inc.)

Q. How did the Fund perform for the year ended March 31, 2016?

A. For the year ended March 31, 2016, Pacific Funds Large-Cap’s Investor Class (without sales charge) returned -2.97%, compared to a 1.78% return for its benchmark, the S&P 500 Index.

The following graph compares the performance of a hypothetical $10,000 investment in Investor Class shares of the Fund to its benchmark for the period from inception through March 31, 2016. For comparison purposes, the performance of all classes for the periods ended March 31, 2016 are also shown in the table below. Performance data for Class A, C, Advisor and Institutional Class shares will vary due to differences in fees and sales charges. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2016

	1 Year		Since Inception (12/31/14)
Fund’s Investor Class without sales charge	(2.97%	)	(1.60%	)
S&P 500 Index	1.78%		2.19%

	1 Year		Since Inception (3/20/15)
Fund’s Institutional Class without sales charge	(2.73%	)	(4.03%	)
S&P 500 Index	1.78%		(0.10%	)

Total Returns for the Period from Inception through March 31, 2016

			Since Inception (1/11/16)
Fund’s Class A without sales charge			6.15%
Fund’s Class A with maximum sales charge			1.68%
Fund’s Class C without sales charge			6.04%
Fund’s Class C with maximum sales charge			5.04%
Fund’s Advisor Class without sales charge			6.26%
S&P 500 Index			7.62%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Investor Class underperformed the benchmark. We at Rothschild implement the Fund’s strategy by investing in common stocks and other equity securities of large capitalization U.S. companies. We invest in securities that we believe are attractively valued with the potential to exceed investor expectations. We analyze a variety of quantitative and fundamental inputs in making stock decisions, and seek to build a portfolio that is well diversified at the issuer level and by economic sector.

Stock returns differed widely across sectors, with telecommunication services, utilities, and consumer staples contributing to the Fund’s performance. In contrast, the Fund’s positions in materials, health care, and energy stocks suffered declines. An underweight to energy, along with modest overweight positions to telecommunication services and consumer discretionary stocks contributed to performance, while an underweight to consumer staples and an overweight to health care detracted from Fund performance. Although stock selection in the energy and industrials sectors contributed to performance, it was more than offset by detractors in health care, consumer discretionary and information technology.

Our detractors included Western Digital. The disk-drive manufacturer saw personal computer (PC) sales spike in 2014 as the expiration of Microsoft XP led to commercial consumer purchasing to support upgrade to new operating system, but sales slowed more than expected in 2015, as it became more apparent that the 2014 PC recovery was tied more to the XP expiration than a replacement cycle. Western Digital’s acquisition of flash memory maker SanDisk was not well-received by the market. Mallinckrodt declined during the reporting period, coupled with concerns over the company’s reliance on controversial specialty pharmacies for product distribution, weighed heavily on the stock. McKesson was hurt by the general negative sentiment towards drug distributors following several indicators of a slowing generic inflation environment, which had been a tailwind for the group. This led to a material reduction in guidance in January. We sold all three of these stocks during the reporting period.

On a stock-specific basis, one of the biggest contributors to relative performance was Microsoft. The stock rallied as the market continues to respond positively to steps taken by the company’s new leadership. Utility stock Edison International significantly exceeded earnings expectations and raised guidance on future earnings, anchored by strong rate base growth expectations. The results also provided greater confidence in Edison’s ability to deliver above-average dividend growth going forward. Another strong contributor was Raytheon, as investors concerned about an industrial slowdown in the U.S. economy moved to the less cyclical defense sector. As geopolitical tensions rose, Raytheon and other defense stocks benefitted. Due to the stock’s strong performance and our desire to trim exposure to the sector, the stock was sold.

See benchmark definitions on A-27 and A-28

A-21

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Pacific Funds Large-Cap Value (managed by Rothschild Asset Management Inc.)

Q. How did the Fund perform for the year ended March 31, 2016?

A. For the year ended March 31, 2016, Pacific Funds Large-Cap Value’s Investor Class (without sales charge) returned -1.38%, compared to a -1.54% return for its benchmark, the Russell 1000 Value Index.

The following graph compares the performance of a hypothetical $10,000 investment in Investor Class shares of the Fund to its benchmark for the period from inception through March 31, 2016. For comparison purposes, the performance of all classes for the periods ended March 31, 2016 are also shown in the table below. Performance data for Class A, C, Advisor and Institutional Class shares will vary due to differences in fees and sales charges. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2016

	1 Year		Since Inception (12/31/14)
Fund’s Investor Class without sales charge	(1.38%	)	(2.14%	)
Russell 1000 Value Index	(1.54%	)	(1.81%	)

Total Returns for the Period from Inception through March 31, 2016

			Since Inception (1/11/16)
Fund’s Class A without sales charge			5.46%
Fund’s Class A with maximum sales charge			0.96%
Fund’s Class C without sales charge			5.35%
Fund’s Class C with maximum sales charge			4.35%
Fund’s Advisor Class without sales charge			5.57%
Fund’s Institutional Class without sales charge			5.57%
Russell 1000 Value Index			8.12%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Investor Class outperformed the benchmark. We at Rothschild implement the Fund’s strategy by investing in common stocks and other equity securities of large capitalization U.S. companies. We invest in securities that we believe are attractively valued with the potential to exceed investor expectations. We analyze a variety of quantitative and fundamental inputs in making stock decisions, and the team seeks to build a portfolio that is well diversified at the issuer level and by economic sector.

Stock returns differed widely across sectors, with telecommunication services, utilities, and industrials stocks fueling the Fund’s performance, as the Fed’s “lower-for-longer” outlook for interest rates led investors to drive the price of dividend-paying stocks up. Stocks in the industrials sector also drove positive performance in the Fund. In contrast, energy, materials, and financials stocks suffered declines. Underweights to financials and energy, along with a slight overweight to utilities stocks, contributed to performance. However, these were offset by underweights in telecommunication services and consumer staples, along with an overweight to consumer discretionary. Overall, stock selection was strong, with stocks in the industrials, consumer discretionary and energy sectors contributing to performance. This was partially offset by detractors in the materials and information technology sectors.

On a stock-specific basis, one of the biggest contributors to relative performance included Public Storage. Public Storage is the largest owner of self-storage facilities in the U.S. Microsoft rallied as the market continues to respond positively to steps taken by the company’s new leadership. Defense contractor Northrop Grumman rose as geopolitical tensions increased. The company is less exposed to the cyclical dynamics of world economies, with its fortunes more closely tied to U.S. military budgets.

Large detractors included Marathon Oil, which declined as oil prices plummeted and the stock was sold. Retailer Macy’s Inc. became oversold in the fourth quarter of 2015, but expectations have been drastically cut and the stock bounced back during the next quarter. We continue to hold the stock in the Fund, as it looks attractive on a valuation basis, and the company recently announced it will take steps to monetize its real estate holdings. Ameriprise Financial declined alongside many other financials stocks, which are hurt by the persistent outlook for low interest rates.

See benchmark definitions on A-27 and A-28

A-22

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Pacific Funds Small/Mid-Cap (managed by Rothschild Asset Management Inc.)

Q. How did the Fund perform for the year ended March 31, 2016?

A. For the year ended March 31, 2016, Pacific Funds Small/Mid-Cap’s Institutional Class (without sales charge) returned -6.17%, compared to a -7.31% return for its benchmark, the Russell 2500 Index.

The following graph compares the performance of a hypothetical $10,000 investment in Institutional Class shares of the Fund to its benchmark for the period from inception through March 31, 2016. For comparison purposes, the performance of all classes for the periods ended March 31, 2016 are also shown in the table below. Performance data for Class A, C, Advisor and Investor Class shares will vary due to differences in fees and sales charges. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2016

	1 Year		Since Inception (12/31/14)
Fund’s Institutional Class without sales charge	(6.17%	)	0.02%
Russell 2500 Index	(7.31%	)	(2.02%	)

Total Returns for the Period from Inception through March 31, 2016

			Since Inception (1/11/16)
Fund’s Class A without sales charge			6.43%
Fund’s Class A with maximum sales charge			1.95%
Fund’s Class C without sales charge			6.22%
Fund’s Class C with maximum sales charge			5.22%
Fund’s Advisor Class without sales charge			6.32%
Fund’s Investor Class without sales charge			6.22%
Russell 2500 Index			8.53%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Institutional Class outperformed the benchmark. We at Rothschild implement the Fund’s strategy by investing in common stocks and other equity securities of small and medium capitalization U.S. companies. We invest in securities that we believe are attractively valued with the potential to exceed investor expectations. We analyze a variety of quantitative and fundamental inputs in making stock decisions, and seek to build a portfolio that is well diversified at the issuer level and by economic sector.

Stock returns differed widely across sectors. Sectors that contributed to performance for the Fund were utilities and, to a lesser degree, financials. On the other hand, energy, industrials, and consumer discretionary stocks underperformed. An underweight to energy and an overweight to information technology contributed to performance. These were more than offset by an overweight to health care and an underweight to utilities, which detracted from performance. Stock selection was strong, particularly in information technology, health care, and financials, partially offset by detractors in industrials, energy, and consumer staples.

On a stock-specific basis, one of the biggest contributors to relative performance was Stamps.com. The shipping software company reported significantly better than expected results and raised guidance driven by synergies from its accretive acquisitions. Market Axess Holdings, an operator of an electronic trading platform for fixed-income securities, benefitted from strong market share growth throughout the reporting period. Ingram Micro Inc., a wholesale provider of technology products and supply chain management services, agreed to be acquired by a Tianjin Tianhai, a Chinese logistics company, for about a 30% premium.

Our detractors included names in the biotech industry, which came under pressure due to fears of additional regulation of drug pricing. Community Health, an operator of non-urban hospitals, reported disappointing results, due in part to a troubled acquisition. AMAG Pharmaceuticals, a specialty biopharmaceutical company, was impacted by the U.S. Food and Drug Administration (FDA) approval of a generic drug that investors feared would compete with the company’s flagship drug Makena, which prevents risks of preterm birth. However, the FDA later released the generic drug label, which appears to have eliminated the competitive threat. Another detractor was Horizon Pharma, a specialty biopharmaceutical company. The company in-licenses and acquires underutilized assets, and as part of its strategy has raised prices in some instances. Given recent criticism of this business model and concerns over industry pricing, Horizon Pharma’s valuation was disproportionately impacted.

See benchmark definitions on A-27 and A-28

A-23

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Pacific Funds Small-Cap (managed by Rothschild Asset Management Inc.)

Q. How did the Fund perform for the year ended March 31, 2016?

A. For the year ended March 31, 2016, Pacific Funds Small-Cap’s Institutional Class (without sales charge) returned -8.18%, compared to a -9.76% return for its benchmark, the Russell 2000 Index.

The following graph compares the performance of a hypothetical $10,000 investment in Institutional Class shares of the Fund to its benchmark for the period from inception through March 31, 2016. For comparison purposes, the performance of all classes for the periods ended March 31, 2016 are also shown in the table below. Performance data for Class A, C, Advisor and Investor Class shares will vary due to differences in fees and sales charges. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2016

	1 Year		Since Inception (12/31/14)
Fund’s Institutional Class without sales charge	(8.18%	)	(2.22%	)
Russell 2000 Index	(9.76%	)	(4.72%	)

Total Returns for the Period from Inception through March 31, 2016

			Since Inception (1/11/16)
Fund’s Class A without sales charge			6.37%
Fund’s Class A with maximum sales charge			1.90%
Fund’s Class C without sales charge			6.15%
Fund’s Class C with maximum sales charge			5.15%
Fund’s Advisor Class without sales charge			6.37%
Fund’s Investor Class without sales charge			6.26%
Russell 2000 Index			7.35%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Institutional Class outperformed the benchmark. We at Rothschild implement the Fund’s strategy by investing in common stocks and other equity securities of small capitalization U.S. companies. We invest in securities that we believe are attractively valued with the potential to exceed investor expectations. We analyze a variety of quantitative and fundamental inputs in making stock decisions, and seek to build a portfolio that is well diversified at the issuer level and by economic sector.

Stock returns differed widely across sectors. Leading sectors for the Fund for the reporting period were utilities and information technology. Conversely, energy, consumer staples, and materials stocks experienced significant declines. An overweight in information technology and an underweight in energy contributed to performance, while underweights to utilities and financials, along with a slight overweight to health care, detracted from performance. Stock selection was strong, particularly in the health care, consumer discretionary, and information technology sectors, while partially offset by detractors in the consumer staples, energy and industrials sectors.

On a stock-specific basis, one of the biggest contributors to relative performance was Take-Two Interactive Software, a developer of video games. The company reported better than expected results, as “gamers” continue to upgrade their libraries due to next generation console purchases. Market Axess Holdings, an operator of an electronic trading platform for fixed-income securities, benefitted from strong market share growth throughout the reporting period. Black Hills Corporation, a diversified energy services company, just completed an acquisition of SourceGas, which should enhance future earnings. The company is also awaiting approval to provide its own natural gas directly to customers.

The Fund’s detractors included SUPERVALU, a grocery wholesaler and retailer. The stock declined in response to continued weak customer traffic as well as margin compression caused by food price deflation. As we could see no real positive catalyst in the near future, and we had some concerns about a change in management, we sold the stock. AMAG Pharmaceuticals was impacted by the FDA approval of a generic drug that investors feared would compete with the company’s flagship drug Makena, which prevents risks of preterm birth. However, the FDA later released the generic drug label, which appears to have eliminated the competitive threat. Another detractor included INSYS Therapeutics, Inc., a specialty pharmaceutical company. INSYS submitted additional safety/equivalence data to the FDA, requiring a 3-month extension for the FDA to further review. The extended review date should have a greater impact on the timing of the approval, rather than the approval itself. Based on valuation, we believe that approval alone provides upside for the stock.

See benchmark definitions on A-27 and A-28

A-24

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Pacific Funds Small-Cap Value (managed by Rothschild Asset Management Inc.)

Q. How did the Fund perform for the year ended March 31, 2016?

A. For the year ended March 31, 2016, Pacific Funds Small–Cap Value’s Institutional Class (without sales charge) returned -6.67%, compared to a -7.72% return for its benchmark, the Russell 2000 Value Index.

The following graph compares the performance of a hypothetical $10,000 investment in Institutional Class shares of the Fund to its benchmark for the period from inception through March 31, 2016. For comparison purposes, the performance of all classes for the periods ended March 31, 2016 are also shown in the table below. Performance data for Class A, C, Advisor and Investor Class shares will vary due to differences in fees and sales charges. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2016

	1 Year		Since Inception (12/31/14)
Fund’s Institutional Class without sales charge	(6.67%	)	(2.44%	)
Russell 2000 Value Index	(7.72%	)	(4.74%	)

Total Returns for the Period from Inception through March 31, 2016

			Since Inception (1/11/16)
Fund’s Class A without sales charge			7.73%
Fund’s Class A with maximum sales charge			3.16%
Fund’s Class C without sales charge			7.50%
Fund’s Class C with maximum sales charge			6.50%
Fund’s Advisor Class without sales charge			7.84%
Fund’s Investor Class without sales charge			7.73%
Russell 2000 Value Index			9.36%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Institutional Class outperformed the benchmark. We at Rothschild implement the Fund’s strategy by investing in common stocks and other equity securities of small capitalization U.S. companies. We invest in securities that we believe are attractively valued with the potential to exceed investor expectations. We analyze a variety of quantitative and fundamental inputs in making stock decisions, and seek to build a portfolio that is well diversified at the issuer level and by economic sector.

Stock returns differed widely across sectors. Leading sectors for the Fund for the reporting period were utilities, and health care. Conversely, energy, consumer staples, and materials stocks experienced significant declines. An underweight in energy and an overweight in information technology stocks contributed to performance, while underweights to utilities, financials, and consumer staples detracted from performance. Stock selection was strong, particularly in the consumer discretionary, health care, and financials sectors, while partially offset by detractors in the consumer staples, industrials, and energy sectors.

On a stock-specific basis, one of the biggest contributors to relative performance in the reporting period included Air Transport Services Group, Inc. The company provides aircraft leasing, operations and maintenance services to the air cargo transportation and package delivery industries. The stock outperformed as the company announced an agreement with Amazon to operate an air cargo network servicing their U.S. customers, increasing forward EBITDA expectations and improving the expected quality and predictability of earnings. Children’s Place, Inc., a maker of children’s apparel, rose on much better than expected results and guidance. The company also enjoyed stronger than expected same-store sales. Black Hills Corporation, a diversified energy services company, just completed an acquisition of SourceGas, which should enhance future earnings. The company is also awaiting approval to provide its own natural gas directly to customers.

Our detractors included SUPERVALU, a grocery wholesaler and retailer. The stock declined in response to continued weak customer traffic as well as margin compression caused by food price deflation. As we could see no real positive catalyst in the near future, and we had some concerns about a change in management, we sold the stock. Stage Stores, a small market department store chain, reported solid results, but the company’s exposure to Texas and other energy-producing markets has caused some investor concern. American Equity Investment Life, a leader in the development and sale of annuity products, declined on a combination of concerns over the Department of Labor’s ruling on fiduciary duty, investment leverage, and the low interest rate environment, which is causing investment spreads to narrow.

See benchmark definitions on A-27 and A-28

A-25

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Pacific Funds Small-Cap Growth (managed by Rothschild Asset Management Inc.)

Q. How did the Fund perform for the year ended March 31, 2016?

A. For the year ended March 31, 2016, Pacific Funds Small–Cap Growth’s Investor Class (without sales charge) returned -9.50%, compared to a -11.84% return for its benchmark, the Russell 2000 Growth Index.

The following graph compares the performance of a hypothetical $10,000 investment in Investor Class shares of the Fund to its benchmark for the period from inception through March 31, 2016. For comparison purposes, the performance of all classes for the periods ended March 31, 2016 are also shown in the table below. Performance data for Class A, C, Advisor and Institutional Class shares will vary due to differences in fees and sales charges. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2016

	1 Year		Since Inception (12/31/14)
Fund’s Investor Class without sales charge	(9.50%	)	(3.06%	)
Russell 2000 Growth Index	(11.84%	)	(4.83%	)

Total Returns for the Period from Inception through March 31, 2016

			Since Inception (1/11/16)
Fund’s Class A without sales charge			3.88%
Fund’s Class A with maximum sales charge			(0.52%	)
Fund’s Class C without sales charge			3.67%
Fund’s Class C with maximum sales charge			2.67%
Fund’s Advisor Class without sales charge			3.99%
Fund’s Institutional Class without sales charge			3.88%
Russell 2000 Growth Index			5.32%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Investor Class outperformed the benchmark. We at Rothschild implement the Fund’s strategy by investing in common stocks and other equity securities of small capitalization U.S. companies. We invest in securities that we believe are attractively valued with the potential to exceed investor expectations. We analyze a variety of quantitative and fundamental inputs in making stock decisions, and seek to build a portfolio that is well diversified at the issuer level and by economic sector.

Stock returns differed widely across sectors. Leading sectors for the Fund for the reporting period were materials, consumer staples, and financials. Conversely, energy, health care, and industrials stocks experienced significant declines. An overweight in information technology and underweights in energy and health care contributed to performance, while underweights to financials, telecommunications, and industrials detracted from performance. Stock selection was strong, particularly in the consumer discretionary, information technology, and materials sectors, while partially offset by detractors in the industrials and energy sectors.

On a stock-specific basis, one of the biggest contributors to relative performance was Stamps.com. The shipping software company reported significantly better than expected results and raised guidance driven by synergies from its accretive acquisitions. Market Axess Holdings, an operator of an electronic trading platform for fixed-income securities, benefitted from strong market share growth throughout the reporting period. Euronet Worldwide, an ATM and prepaid processor and money transfer company, posted much better than expected second quarter of 2015 results and third quarter of 2015 guidance across all three of its business segments.

Our detractors included names in the Biotech industry, such as Puma Biotechnology, Inc., an oncology biotech company. The company filed a 3-month extension for the FDA’s further review. Because the extension had no impact on outcome of the clinical data presented to the FDA, we continue to hold the stock. AMAG Pharmaceuticals was impacted by the FDA approval of a generic drug that investors feared would compete with the company’s flagship drug Makena, which prevents risks of preterm birth. However, the FDA later released the generic drug label, which appears to have eliminated the competitive threat. Aratana Therapeutics, a development stage biopharmaceutical company that in-licenses companion animal drugs, announced that it would discontinue its oncology portfolio, after interim analysis suggested failure to add significant progression-free survival in canine T-Cell lymphoma.

See benchmark definitions on A-27 and A-28

A-26

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Benchmark Definitions

Barclays 1-3 Year U.S. Government/Credit Bond Index measures performance of U.S. dollar-denominated U.S. Treasuries, government-related, and investment grade U.S. corporate securities with maturities of one to three years. Results include the reinvestment of all distributions.

Barclays U.S. 1-5 Year High-Yield Index is an index that covers the universe of fixed-rate, non-investment-grade debt with maturities between one and five years. Results include the reinvestment of all distributions.

Barclays U.S. Aggregate Bond Index measures the performance of the U.S. investment grade bonds market, which includes investment grade U.S. government bonds, investment grade corporate bonds, mortgage pass-through securities and asset-backed securities that are publicly offered for sale in the U.S. The securities in the index must have at least 1 year remaining to maturity. In addition, the securities must be denominated in U.S. dollars and must be fixed rate, non-convertible, and taxable. Results include the reinvestment of all distributions.

Barclays U.S. High-Yield 2% Issuer Capped Bond Index is an index that is an issuer-constrained version for the U.S. Corporate High-Yield Index that covers the U.S. dollar-denominated, non-investment grade fixed-rate taxable corporate bond market and limits issuer exposures to a maximum of 2% and redistributes the excess market value index-wide on a pro-rata basis. The total return is equal to the change in price plus the coupon return. Results include the reinvestment of all distributions.

BofA Merrill Lynch U.S. 3-Month Treasury Bill (T-Bill) Index is an index comprised of a single Treasury bill issue purchased at the beginning of the month and held for a full month, then sold and rolled into a newly selected Treasury bill issue. Results include the reinvestment of all distributions.

Citigroup 1-Month U.S. Treasury Bill (T-Bill) Index is a market value-weighted index of public obligations of the U.S. Treasury with maturities of one month. Results include the reinvestment of all distributions.

Credit Suisse Leveraged Loan Index tracks the investable market of the U.S. dollar-denominated leveraged loan market. It consists of issues rated “5B” or lower, meaning that the highest rated issues included in this index are Moody’s/S&P ratings of Baa1/BB+ or Ba1/BBB+. All loans are funded term loans with a tenor of at least one year and are made by issuers domiciled in developed countries. Results include the reinvestment of all distributions.

Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of March 31, 2016, the MSCI EAFE Index (Net) consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The word “(Net)” in the index name means the net total return for the index, which includes the reinvestment of dividends after the deduction of withholding tax, applying the tax rate to non-resident individuals who do not benefit from double taxation treaties.

Pacific Funds Portfolio Optimization Conservative Composite Benchmark (Current) is 64% Barclays U.S. Aggregate Bond; 23% S&P 500; 6% BofA Merrill Lynch U.S. 3-Month Treasury Bill; and 7% MSCI EAFE (Net) Indices. The Pacific Funds Portfolio Optimization Conservative Composite Benchmark (Current) reflects the current broad debt and equity asset class allocations for the Pacific Funds Portfolio Optimization Conservative Fund and thus has replaced the Pacific Funds Portfolio Optimization Conservative Composite Benchmark (Former) (which consisted of 73% Barclays U.S. Aggregate Bond, 15% S&P 500, 7% BofA Merrill Lynch U.S. 3-Month T-Bill, and 5% MSCI EAFE (Net) Indices). Results include the reinvestment of all distributions.

Pacific Funds Portfolio Optimization Moderate-Conservative Composite Benchmark is 55% Barclays U.S. Aggregate Bond; 30% S&P 500; 10% MSCI EAFE (Net), and 5% BofA Merrill Lynch U.S. 3-Month Treasury Bill Indices. Results include the reinvestment of all distributions.

Pacific Funds Portfolio Optimization Moderate Composite Benchmark is 45% S&P 500; 38% Barclays U.S. Aggregate Bond; 15% MSCI EAFE (Net), and 2% BofA Merrill Lynch U.S. 3-Month Treasury Bill Indices. Results include the reinvestment of all distributions.

Pacific Funds Portfolio Optimization Growth Composite Benchmark is 60% S&P 500; 20% Barclays U.S. Aggregate Bond; and 20% MSCI EAFE (Net) Indices. Results include the reinvestment of all distributions.

Pacific Funds Portfolio Optimization Aggressive-Growth Composite Benchmark (Current) is 69% S&P 500; 26% MSCI EAFE (Net); and 5% Barclays U.S. Aggregate Bond Indices. The Pacific Funds Portfolio Optimization Aggressive-Growth Composite Benchmark (Current) reflects the current broad debt and equity asset class allocations for the Pacific Funds Portfolio Optimization Aggressive-Growth Fund and thus has replaced the Pacific Funds Portfolio Optimization Aggressive Composite Benchmark (Former) (which consisted of 65% S&P 500, 25% MSCI EAFE (Net), and 10% Barclays U.S. Aggregate Bond Indices). Results include the reinvestment of all distributions.

Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000 Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. Results include the reinvestment of all distributions.

Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. Results include the reinvestment of all distributions.

Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 Index companies with higher price-to-value ratios and higher forecasted growth values. The Russell 2000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect growth characteristics. Results include the reinvestment of all distributions.

A-27

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Russell 2000 Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Value Index is constructed to provide a comprehensive and unbiased barometer for the small-cap value segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect value characteristics. Results include the reinvestment of all distributions.

Russell 2500 Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as smid cap. The Russell 2500 Index is a subset of the Russell 3000 Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2500 Index is constructed to provide a comprehensive and unbiased barometer for the small to mid-cap segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small to mid-cap opportunity set. Results include the reinvestment of all distributions.

S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Results include the reinvestment of all distributions.

A-28

PACIFIC FUNDSSM

PACIFIC FUNDSSM PORTFOLIO OPTIMIZATION CONSERVATIVE

Schedule of Investments

March 31, 2016

PACIFIC FUNDS

PACIFIC FUNDSSM PORTFOLIO OPTIMIZATION MODERATE-CONSERVATIVE

Schedule of Investments

March 31, 2016

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.1%

PF Floating Rate Loan Fund ‘P’	2,280,974	$20,848,103
PF Inflation Managed Fund ‘P’ *	1,091,603	9,529,694
PF Managed Bond Fund ‘P’	9,433,661	99,713,795
PF Short Duration Bond Fund ‘P’	3,206,711	31,554,039
Pacific Funds Core Income ‘P’	359,163	3,767,619
Pacific Funds High Income ‘P’	2,287,688	21,412,757
PF Emerging Markets Debt Fund ‘P’	1,764,356	16,126,216
PF Comstock Fund ‘P’	1,100,749	15,036,227
PF Growth Fund ‘P’	466,559	8,780,644
PF Large-Cap Growth Fund ‘P’	1,144,170	10,572,133
PF Large-Cap Value Fund ‘P’	1,751,999	25,894,548
PF Main Street Core Fund ‘P’	779,585	9,479,754
PF Mid-Cap Equity Fund ‘P’	359,124	3,817,489
PF Mid-Cap Growth Fund ‘P’	226,581	1,610,994
PF Mid-Cap Value Fund ‘P’	1,906,935	18,535,412
PF Small-Cap Value Fund ‘P’	390,546	3,960,141
PF International Large-Cap Fund ‘P’	957,780	15,985,343
PF International Value Fund ‘P’	972,040	8,116,531
PF Absolute Return Fund ‘P’	1,561,622	14,210,756
PF Currency Strategies Fund ‘P’	963,707	9,396,143
PF Equity Long/Short Fund ‘P’	1,014,056	10,454,915
PF Global Absolute Return Fund ‘P’	2,034,851	18,395,056

Total Affiliated Mutual Funds (Cost $368,700,460)		377,198,309

SHORT-TERM INVESTMENT - 0.0%

Money Market Fund - 0.0%

BlackRock Liquidity Funds T-Fund Portfolio	4,662	4,662

Total Short-Term Investment (Cost $4,662)		4,662

TOTAL INVESTMENTS - 100.1% (Cost $368,705,122)		377,202,971

OTHER ASSETS & LIABILITIES, NET - (0.1%)		(536,978)

NET ASSETS - 100.0%		$376,665,993

Notes to Schedule of Investments

(a)	As of March 31, 2016, the Fund’s composition as a percentage of net assets was as follows:

Affiliated Fixed Income Funds	62.5%
Affiliated Equity Funds	37.6%

	100.1%
Other Assets & Liabilities, Net	(0.1%	)

	100.0%

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.1%

PF Floating Rate Loan Fund ‘P’	2,716,947	$24,832,892
PF Inflation Managed Fund ‘P’ *	1,365,960	11,924,833
PF Managed Bond Fund ‘P’	10,763,805	113,773,420
PF Short Duration Bond Fund ‘P’	2,457,100	24,177,862
Pacific Funds Core Income ‘P’	414,020	4,343,072
Pacific Funds High Income ‘P’	2,648,471	24,789,690
PF Emerging Markets Debt Fund ‘P’	2,297,195	20,996,361
PF Comstock Fund ‘P’	1,640,790	22,413,185
PF Growth Fund ‘P’	771,701	14,523,411
PF Large-Cap Growth Fund ‘P’	1,810,404	16,728,134
PF Large-Cap Value Fund ‘P’	2,618,457	38,700,795
PF Main Street Core Fund ‘P’	1,347,894	16,390,394
PF Mid-Cap Equity Fund ‘P’	1,395,753	14,836,861
PF Mid-Cap Growth Fund ‘P’	523,146	3,719,570
PF Mid-Cap Value Fund ‘P’	2,921,492	28,396,904
PF Small-Cap Growth Fund ‘P’	215,237	2,109,319
PF Small-Cap Value Fund ‘P’	1,084,283	10,994,635
PF Emerging Markets Fund ‘P’	534,404	6,460,946
PF International Large-Cap Fund ‘P’	1,576,824	26,317,189
PF International Small-Cap Fund ‘P’	1,120,736	11,509,958
PF International Value Fund ‘P’	1,550,091	12,943,264
PF Real Estate Fund ‘P’	182,918	2,924,858
PF Absolute Return Fund ‘P’	1,853,411	16,866,039
PF Currency Strategies Fund ‘P’	1,699,525	16,570,366
PF Equity Long/Short Fund ‘P’	2,083,493	21,480,809
PF Global Absolute Return Fund ‘P’	2,926,956	26,459,681

Total Affiliated Mutual Funds (Cost $511,171,032)		535,184,448

SHORT-TERM INVESTMENT - 0.0%

Money Market Fund - 0.0%

BlackRock Liquidity Funds T-Fund Portfolio	6,768	6,768

Total Short-Term Investment (Cost $6,768)		6,768

TOTAL INVESTMENTS - 100.1% (Cost $511,177,800)		535,191,216

OTHER ASSETS & LIABILITIES, NET - (0.1%)		(431,802)

NET ASSETS - 100.0%		$534,759,414

Notes to Schedule of Investments

(a)	As of March 31, 2016, the Fund’s composition as a percentage of net assets was as follows:

Affiliated Fixed Income Funds	50.1%
Affiliated Equity Funds	50.0%

	100.1%
Other Assets & Liabilities, Net	(0.1%	)

	100.0%

(b)	The Funds’ investments are affiliated mutual funds (See Note 7C in Notes to Financial Statements).

(c)	Fair Value Measurements

The following is a summary of the Funds’ investments as categorized under the three-tier hierarchy of inputs used in valuing the Funds’ assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2016:

		Total Value at March 31, 2016	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Pacific Funds Portfolio Optimization Conservative
Assets	Affiliated Mutual Funds	$377,198,309	$377,198,309	$—	$—
	Short-Term Investment	4,662	4,662	—	—

	Total	$377,202,971	$377,202,971	$—	$—

Pacific Funds Portfolio Optimization Moderate-Conservative
Assets	Affiliated Mutual Funds	$535,184,448	$535,184,448	$—	$—
	Short-Term Investment	6,768	6,768	—	—

	Total	$535,191,216	$535,191,216	$—	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-40

B-1

PACIFIC FUNDS

PACIFIC FUNDSSM PORTFOLIO OPTIMIZATION MODERATE

Schedule of Investments

March 31, 2016

PACIFIC FUNDS

PACIFIC FUNDSSM PORTFOLIO OPTIMIZATION GROWTH

Schedule of Investments

March 31, 2016

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.2%

PF Floating Rate Loan Fund ‘P’	3,732,941	$34,119,079
PF Inflation Managed Fund ‘P’ *	2,864,871	25,010,322
PF Managed Bond Fund ‘P’	16,088,133	170,051,568
PF Short Duration Bond Fund ‘P’	2,052,686	20,198,425
Pacific Funds Core Income ‘P’	748,367	7,850,375
Pacific Funds High Income ‘P’	5,552,917	51,975,300
PF Emerging Markets Debt Fund ‘P’	5,236,422	47,860,896
PF Comstock Fund ‘P’	6,518,833	89,047,263
PF Growth Fund ‘P’	2,581,881	48,590,995
PF Large-Cap Growth Fund ‘P’	6,475,927	59,837,565
PF Large-Cap Value Fund ‘P’	8,124,271	120,076,728
PF Main Street Core Fund ‘P’	6,799,139	82,677,535
PF Mid-Cap Equity Fund ‘P’	5,003,571	53,187,962
PF Mid-Cap Growth Fund ‘P’	3,516,652	25,003,396
PF Mid-Cap Value Fund ‘P’	10,194,329	99,088,879
PF Small-Cap Growth Fund ‘P’	1,200,179	11,761,759
PF Small-Cap Value Fund ‘P’	7,393,040	74,965,428
PF Emerging Markets Fund ‘P’	3,314,968	40,077,962
PF International Large-Cap Fund ‘P’	6,701,692	111,851,238
PF International Small-Cap Fund ‘P’	4,717,154	48,445,168
PF International Value Fund ‘P’	6,302,720	52,627,712
PF Real Estate Fund ‘P’	1,578,344	25,237,728
PF Absolute Return Fund ‘P’	3,206,909	29,182,868
PF Currency Strategies Fund ‘P’	4,909,906	47,871,586
PF Equity Long/Short Fund ‘P’	7,732,954	79,726,758
PF Global Absolute Return Fund ‘P’	6,725,022	60,794,198

Total Affiliated Mutual Funds (Cost $1,412,091,195)		1,517,118,693

SHORT-TERM INVESTMENT - 0.0%

Money Market Fund - 0.0%

BlackRock Liquidity Funds T-Fund Portfolio	19,075	19,075

Total Short-Term Investment (Cost $19,075)		19,075

TOTAL INVESTMENTS - 100.2% (Cost $1,412,110,270)		1,517,137,768

OTHER ASSETS & LIABILITIES, NET - (0.2%)		(2,439,559)

NET ASSETS - 100.0%		$1,514,698,209

Notes to Schedule of Investments

(a)	As of March 31, 2016, the Fund’s composition as a percentage of net assets was as follows:

Affiliated Equity Funds	70.7%
Affiliated Fixed Income Funds	29.5%

	100.2%
Other Assets & Liabilities, Net	(0.2%	)

	100.0%

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.1%

PF Inflation Managed Fund ‘P’ *	638,492	$5,574,037
PF Managed Bond Fund ‘P’	3,591,284	37,959,868
Pacific Funds High Income ‘P’	1,689,472	15,813,461
PF Emerging Markets Debt Fund ‘P’	2,473,878	22,611,246
PF Comstock Fund ‘P’	4,943,586	67,529,382
PF Growth Fund ‘P’	2,027,015	38,148,424
PF Large-Cap Growth Fund ‘P’	5,146,093	47,549,900
PF Large-Cap Value Fund ‘P’	5,938,407	87,769,657
PF Main Street Core Fund ‘P’	6,485,285	78,861,065
PF Mid-Cap Equity Fund ‘P’	7,112,426	75,605,089
PF Mid-Cap Growth Fund ‘P’	2,886,752	20,524,806
PF Mid-Cap Value Fund ‘P’	8,021,978	77,973,623
PF Small-Cap Growth Fund ‘P’	2,043,782	20,029,067
PF Small-Cap Value Fund ‘P’	8,172,357	82,867,697
PF Emerging Markets Fund ‘P’	4,352,984	52,627,580
PF International Large-Cap Fund ‘P’	5,919,150	98,790,612
PF International Small-Cap Fund ‘P’	4,143,632	42,555,104
PF International Value Fund ‘P’	5,878,508	49,085,542
PF Real Estate Fund ‘P’	1,875,668	29,991,927
PF Absolute Return Fund ‘P’	855,209	7,782,404
PF Currency Strategies Fund ‘P’	4,665,244	45,486,128
PF Equity Long/Short Fund ‘P’	4,284,226	44,170,368
PF Global Absolute Return Fund ‘P’	2,398,055	21,678,421

Total Affiliated Mutual Funds (Cost $973,568,396)		1,070,985,408

SHORT-TERM INVESTMENT - 0.0%

Money Market Fund - 0.0%

BlackRock Liquidity Funds T-Funds Portfolio	13,197	13,197

Total Short-Term Investment (Cost $13,197)		13,197

TOTAL INVESTMENTS - 100.1% (Cost $973,581,593)		1,070,998,605

OTHER ASSETS & LIABILITIES, NET - (0.1%)		(1,512,726)

NET ASSETS - 100.0%		$1,069,485,879

Notes to Schedule of Investments

(a)	As of March 31, 2016, the Fund’s composition as a percentage of net assets was as follows:

Affiliated Equity Funds	89.7%
Affiliated Fixed Income Funds	10.4%

	100.1%
Other Assets & Liabilities, Net	(0.1%	)

	100.0%

(b)	The Funds’ investments are affiliated mutual funds (See Note 7C in Notes to Financial Statements).

(c)	Fair Value Measurements

The following is a summary of the Funds’ investments as categorized under the three-tier hierarchy of inputs used in valuing the Funds’ assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2016:

		Total Value at March 31, 2016	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Pacific Funds Portfolio Optimization Moderate
Assets	Affiliated Mutual Funds	$1,517,118,693	$1,517,118,693	$—	$—
	Short-Term Investment	19,075	19,075	—	—

	Total	$1,517,137,768	$1,517,137,768	$—	$—

Pacific Funds Portfolio Optimization Growth
Assets	Affiliated Mutual Funds	$1,070,985,408	$1,070,985,408	$—	$—
	Short-Term Investment	13,197	13,197	—	—

	Total	$1,070,998,605	$1,070,998,605	$—	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-40

B-2

PACIFIC FUNDS

PACIFIC FUNDSSM PORTFOLIO OPTIMIZATION AGGRESSIVE-GROWTH

Schedule of Investments

March 31, 2016

PACIFIC FUNDS

PACIFIC FUNDSSM DIVERSIFIED ALTERNATIVES

Schedule of Investments

March 31, 2016

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.1%

PF Comstock Fund ‘P’	1,522,558	$20,798,138
PF Growth Fund ‘P’	673,916	12,683,090
PF Large-Cap Growth Fund ‘P’	1,761,750	16,278,571
PF Large-Cap Value Fund ‘P’	1,864,970	27,564,254
PF Main Street Core Fund ‘P’	1,992,626	24,230,337
PF Mid-Cap Equity Fund ‘P’	2,079,066	22,100,468
PF Mid-Cap Growth Fund ‘P’	1,113,531	7,917,203
PF Mid-Cap Value Fund ‘P’	2,768,285	26,907,733
PF Small-Cap Growth Fund ‘P’	847,587	8,306,349
PF Small-Cap Value Fund ‘P’	2,613,978	26,505,738
PF Emerging Markets Fund ‘P’	1,529,106	18,486,891
PF International Large-Cap Fund ‘P’	2,207,761	36,847,532
PF International Small-Cap Fund ‘P’	1,533,626	15,750,340
PF International Value Fund ‘P’	2,163,926	18,068,779
PF Real Estate Fund ‘P’	765,380	12,238,429
PF Currency Strategies Fund ‘P’	680,375	6,633,661
PF Equity Long/Short Fund ‘P’	1,072,082	11,053,168
PF Global Absolute Return Fund ‘P’	349,361	3,158,220

Total Affiliated Mutual Funds (Cost $272,298,546)		315,528,901

SHORT-TERM INVESTMENT - 0.0%

Money Market Fund - 0.0%

BlackRock Liquidity Funds T-Funds Portfolio	3,925	3,925

Total Short-Term Investment (Cost $3,925)		3,925

TOTAL INVESTMENTS - 100.1% (Cost $272,302,471)		315,532,826

OTHER ASSETS & LIABILITIES, NET - (0.1%)		(333,546)

NET ASSETS - 100.0%		$315,199,280

Notes to Schedule of Investments

(a)	As of March 31, 2016, the Fund’s composition as a percentage of net assets was as follows:

Affiliated Equity Funds	99.1%
Affiliated Fixed Income Funds	1.0%

	100.1%
Other Assets & Liabilities, Net	(0.1%	)

	100.0%

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.1%

PF Inflation Managed Fund ‘P’ *	19,129	$167,000
Pacific Funds Floating Rate Income ‘P’	58,177	568,387
PF Emerging Markets Debt Fund ‘P’	62,803	574,018
PF Emerging Markets Fund ‘P’	36,012	435,389
PF International Small-Cap Fund ‘P’	31,912	327,739
PF Real Estate Fund ‘P’	19,398	310,182
PF Absolute Return Fund ‘P’	71,443	650,130
PF Currency Strategies Fund ‘P’	129,420	1,261,847
PF Equity Long/Short Fund ‘P’	61,067	629,603
PF Global Absolute Return Fund ‘P’	149,879	1,354,906

Total Affiliated Mutual Funds (Cost $6,396,815)		6,279,201

TOTAL INVESTMENTS - 100.1% (Cost $6,396,815)		6,279,201

OTHER ASSETS & LIABILITIES, NET - (0.1%)		(6,031)

NET ASSETS - 100.0%		$6,273,170

Notes to Schedule of Investments

(a)	As of March 31, 2016, the Fund’s composition as a percentage of net assets was as follows:

Affiliated Fixed Income Funds	52.8%
Affiliated Equity Funds	47.3%

	100.1%
Other Assets & Liabilities, Net	(0.1%	)

	100.0%

(b)	The Funds’ investments are affiliated mutual funds (See Note 7C in Notes to Financial Statements).

(c)	Fair Value Measurements

The following is a summary of the Funds’ investments as categorized under the three-tier hierarchy of inputs used in valuing the Funds’ assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2016:

		Total Value at March 31, 2016	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Pacific Funds Portfolio Optimization Aggressive-Growth
Assets	Affiliated Mutual Funds	$315,528,901	$315,528,901	$—	$—
	Short-Term Investment	3,925	3,925	—	—

	Total	$315,532,826	$315,532,826	$—	$—

Pacific Funds Diversified Alternatives
Assets	Affiliated Mutual Funds	$6,279,201	$6,279,201	$—	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-40

B-3

PACIFIC FUNDS

PACIFIC FUNDSSM SHORT DURATION INCOME

Schedule of Investments

March 31, 2016

	Principal Amount	Value
CORPORATE BONDS & NOTES - 80.3%

Consumer Discretionary - 8.3%

CCO Safari II LLC 3.579% due 07/23/20 ~	$2,700,000	$2,762,176
DISH DBS Corp 4.250% due 04/01/18	250,000	256,823
General Motors Co 3.500% due 10/02/18	1,000,000	1,024,397
GLP Capital LP 4.375% due 11/01/18	750,000	774,375
Lennar Corp
4.125% due 12/01/18	750,000	768,750
4.500% due 06/15/19	1,500,000	1,556,250
McDonald’s Corp 2.100% due 12/07/18	4,000,000	4,084,480
NBCUniversal Enterprise Inc 1.307% due 04/15/18 § ~	1,500,000	1,498,261
NCL Corp Ltd 4.625% due 11/15/20 ~	500,000	505,000
Newell Rubbermaid Inc 2.600% due 03/29/19	3,650,000	3,706,436
PulteGroup Inc 4.250% due 03/01/21	400,000	408,000
Toll Brothers Finance Corp 4.000% due 12/31/18	1,850,000	1,919,375
Wyndham Worldwide Corp 2.500% due 03/01/18	1,000,000	1,000,743

		20,265,066

Consumer Staples - 7.6%

Anheuser-Busch InBev Finance Inc (Belgium) 1.900% due 02/01/19	4,000,000	4,059,536
CVS Health Corp
1.900% due 07/20/18	2,000,000	2,030,604
2.800% due 07/20/20	2,150,000	2,234,474
Imperial Brands Finance PLC (United Kingdom)
2.050% due 02/11/18 ~	1,000,000	1,003,439
2.050% due 07/20/18 ~	1,000,000	1,003,379
Kraft Heinz Foods Co 2.000% due 07/02/18 ~	2,500,000	2,524,855
Reynolds American Inc 2.300% due 06/12/18	2,250,000	2,296,453
The Kroger Co 2.000% due 01/15/19	1,650,000	1,674,489
Wm Wrigley Jr Co 2.400% due 10/21/18 ~	1,750,000	1,768,788

		18,596,017

Energy - 3.7%

Columbia Pipeline Group Inc 2.450% due 06/01/18 ~	1,000,000	990,599
Energy Transfer Partners LP 2.500% due 06/15/18	1,500,000	1,452,921
Exxon Mobil Corp 1.708% due 03/01/19	2,250,000	2,278,800
Kinder Morgan Energy Partners LP 2.650% due 02/01/19	1,000,000	988,502
Kinder Morgan Inc 3.050% due 12/01/19	850,000	837,827
Schlumberger Holdings Corp 1.900% due 12/21/17 ~	1,000,000	997,876
TransCanada PipeLines Ltd (Canada) 1.875% due 01/12/18	1,500,000	1,498,434

		9,044,959

	Principal Amount	Value
Financials - 30.0%

AerCap Ireland Capital Ltd (Netherlands) 3.750% due 05/15/19	$1,350,000	$1,346,625
Ally Financial Inc 3.250% due 02/13/18	1,500,000	1,488,750
American Express Credit Corp 1.875% due 11/05/18	2,000,000	2,013,384
American Tower Corp REIT 3.400% due 02/15/19	1,000,000	1,026,828
Ares Capital Corp 4.875% due 11/30/18	2,500,000	2,570,380
Bank of America Corp 2.000% due 01/11/18	2,000,000	2,009,320
Bank of America NA
1.650% due 03/26/18	600,000	599,525
5.300% due 03/15/17	2,000,000	2,070,336
Bank of Montreal (Canada) 1.800% due 07/31/18	1,450,000	1,456,506
Berkshire Hathaway Finance Corp 1.700% due 03/15/19	850,000	864,243
2.000% due 08/15/18	1,000,000	1,019,401
Capital One Bank USA NA 2.250% due 02/13/19	1,000,000	998,392
Capital One NA 2.350% due 08/17/18	1,650,000	1,659,639
Citigroup Inc
1.175% due 03/10/17 §	1,500,000	1,498,290
1.700% due 04/27/18	3,000,000	2,991,072
Export-Import Bank of Korea (South Korea) 1.374% due 01/14/17 §	500,000	500,868
Ford Motor Credit Co LLC
1.462% due 03/12/19 §	2,000,000	1,951,692
2.145% due 01/09/18	1,500,000	1,499,026
GE Capital International Funding Co 0.964% due 04/15/16 ~	1,020,000	1,020,000
General Motors Financial Co Inc
4.375% due 09/25/21	1,000,000	1,035,276
4.750% due 08/15/17	1,000,000	1,032,711
Hyundai Capital America (South Korea) 2.400% due 10/30/18 ~	1,000,000	1,007,201
Hyundai Capital Services Inc (South Korea) 1.439% due 03/18/17 § ~	1,000,000	1,000,102
JPMorgan Chase & Co 1.625% due 05/15/18	2,000,000	2,004,982
1.823% due 10/29/20 §	3,000,000	3,035,769
McGraw Hill Financial Inc 2.500% due 08/15/18	3,000,000	3,042,129
Morgan Stanley
2.125% due 04/25/18	3,000,000	3,025,263
2.450% due 02/01/19	2,000,000	2,031,070
MUFG Union Bank NA 1.500% due 09/26/16	1,000,000	1,001,708
Och-Ziff Finance Co LLC 4.500% due 11/20/19 ~	1,000,000	1,001,124
PNC Bank NA
1.300% due 10/03/16	1,000,000	1,002,049
1.800% due 11/05/18	2,000,000	2,011,320
Senior Housing Properties Trust REIT 3.250% due 05/01/19	500,000	498,888
State Street Corp 1.518% due 08/18/20 §	1,000,000	996,134
Synchrony Financial 3.000% due 08/15/19	2,000,000	2,033,710
The Bank of New York Mellon Corp 2.500% due 04/15/21	2,000,000	2,041,852
The Goldman Sachs Group Inc
1.779% due 04/23/20 §	3,500,000	3,480,334
2.875% due 02/25/21	1,000,000	1,019,189

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-40

B-4

PACIFIC FUNDS

PACIFIC FUNDS SHORT DURATION INCOME

Schedule of Investments (Continued)

March 31, 2016

	Principal Amount	Value
TIAA Asset Management Finance Co LLC 2.950% due 11/01/19 ~	$1,450,000	$1,473,290
Trinity Acquisition PLC 3.500% due 09/15/21	550,000	560,472
Vereit Operating Partnership LP REIT 2.000% due 02/06/17	1,000,000	995,000
Voya Financial Inc 2.900% due 02/15/18	2,000,000	2,031,954
WEA Finance LLC (Australia) 1.750% due 09/15/17 ~	2,500,000	2,491,592
Wells Fargo & Co 2.500% due 03/04/21	3,000,000	3,041,445
2.550% due 12/07/20	2,000,000	2,037,246

		73,516,087

Health Care - 8.7%

AbbVie Inc 1.800% due 05/14/18	2,200,000	2,216,201
Actavis Funding SCS 2.350% due 03/12/18	2,250,000	2,277,475
Becton Dickinson and Co
1.450% due 05/15/17	750,000	751,459
1.800% due 12/15/17	1,650,000	1,657,765
Biogen Inc 2.900% due 09/15/20	1,650,000	1,700,563
Celgene Corp 2.125% due 08/15/18	2,150,000	2,175,908
Gilead Sciences Inc 1.850% due 09/04/18	850,000	865,420
Laboratory Corp of America Holdings 2.625% due 02/01/20	1,500,000	1,508,203
Perrigo Finance Unlimited Co 3.500% due 03/15/21	400,000	410,299
St Jude Medical Inc 2.000% due 09/15/18	2,250,000	2,276,320
Stryker Corp 2.000% due 03/08/19	1,650,000	1,667,591
Thermo Fisher Scientific 2.150% due 12/14/18	750,000	754,757
Valeant Pharmaceuticals International Inc 6.750% due 08/15/18 ~	850,000	775,625
Zimmer Biomet Holdings Inc 2.000% due 04/01/18	2,150,000	2,156,413

		21,193,999

Industrials - 5.0%

Air Lease Corp
2.125% due 01/15/18	1,000,000	992,500
3.375% due 01/15/19	1,500,000	1,499,063
British Airways Pass-Through Trust ‘B’ (United Kingdom) 5.625% due 06/20/20 ~	1,079,768	1,102,713
Delta Air Lines Pass-Through Trust ‘A’
4.750% due 05/07/20	782,237	822,327
4.950% due 05/23/19	582,341	603,451
ERAC USA Finance LLC 1.400% due 04/15/16 ~	750,000	750,131
International Lease Finance Corp 3.875% due 04/15/18	500,000	504,100
Lockheed Martin Corp 2.500% due 11/23/20	2,650,000	2,718,359
Masco Corp 3.500% due 04/01/21	1,250,000	1,265,625
Owens Corning 9.000% due 06/15/19	83,000	96,857
United Airlines Pass-Through Trust ‘B’
4.625% due 03/03/24	950,947	955,707
4.750% due 10/11/23	714,070	704,238
United Continental Holdings Inc 6.375% due 06/01/18	250,000	263,437

		12,278,508

	Principal Amount	Value
Information Technology - 6.9%

Apple Inc 1.700% due 02/22/19	$3,000,000	$3,047,610
Cisco Systems Inc 1.600% due 02/28/19	1,700,000	1,725,609
eBay Inc 2.500% due 03/09/18	850,000	864,294
Fidelity National Information Services Inc 2.850% due 10/15/18	2,150,000	2,186,726
Harris Corp 1.999% due 04/27/18	1,000,000	998,812
Hewlett Packard Enterprise Co 2.559% due 10/05/18 § ~	3,000,000	3,005,697
Microsoft Corp 1.300% due 11/03/18	2,000,000	2,020,558
Total System Services Inc 3.800% due 04/01/21	1,000,000	1,030,020
Visa Inc 1.200% due 12/14/17	2,000,000	2,012,458

		16,891,784

Materials - 2.1%

Airgas Inc 3.050% due 08/01/20	1,650,000	1,690,689
Ardagh Packaging Finance PLC (Ireland) 3.634% due 12/15/19 § ~	1,000,000	987,500
Ecolab Inc 2.000% due 01/14/19	2,000,000	2,019,508
Glencore Funding LLC (Switzerland) 2.500% due 01/15/19 ~	500,000	460,000

		5,157,697

Telecommunication Services - 1.3%

America Movil SAB de CV (Mexico) 1.632% due 09/12/16 §	1,000,000	999,670
Intelsat Jackson Holdings SA (Luxembourg) 7.250% due 10/15/20	250,000	162,500
Verizon Communications Inc
2.382% due 09/14/18 §	1,000,000	1,023,175
2.550% due 06/17/19	1,000,000	1,029,696

		3,215,041

Utilities - 6.7%

AES Corp 3.635% due 06/01/19 §	500,000	483,750
Ameren Corp 2.700% due 11/15/20	1,400,000	1,421,753
Duke Energy Corp 1.625% due 08/15/17	3,000,000	3,006,072
Exelon Corp 1.550% due 06/09/17	3,150,000	3,146,122
Georgia Power Co 1.950% due 12/01/18	850,000	859,252
NextEra Energy Capital Holdings Inc 2.056% due 09/01/17	3,000,000	3,017,451
Southern Power Co 1.850% due 12/01/17	1,000,000	1,007,826
The Dayton Power & Light Co 1.875% due 09/15/16	1,500,000	1,506,353
WEC Energy Group Inc 1.650% due 06/15/18	1,900,000	1,901,858

		16,350,437

Total Corporate Bonds & Notes (Cost $195,100,766)		196,509,595

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-40

B-5

PACIFIC FUNDS

PACIFIC FUNDS SHORT DURATION INCOME

Schedule of Investments (Continued)

March 31, 2016

	Principal Amount	Value
SENIOR LOAN NOTES - 10.8%

Consumer Discretionary - 2.7%

Cablevision CVC due 09/25/22 µ	$1,500,000	$1,505,250
Dollar Tree Inc Term B-1 3.500% due 07/06/22 §	289,051	289,850
Hilton Worldwide 3.500% due 10/25/20 §	697,777	698,823
Las Vegas Sands LLC Term B 3.250% due 12/19/20 §	1,958,681	1,959,447
New Red Finance Inc Term B-2 (Canada) 3.750% due 12/10/21 §	992,447	992,860
Petsmart Inc Tranche B-1 4.250% due 03/11/22 §	496,250	494,823
Seminole Tribe of Florida 3.000% due 04/29/20 §	790,000	787,926

		6,728,979

Consumer Staples - 2.1%

Albertson’s LLC Term B-4 5.500% due 08/25/21 §	702,900	704,438
Reynolds Group Holdings 4.500% due 12/01/18 §	2,430,541	2,432,612
Rite Aid Corp Tranche 1 (2nd Lien) 5.750% due 08/21/20 §	1,875,000	1,884,375

		5,021,425

Health Care - 1.4%

Alere Inc Term B 4.250% due 06/20/22 § µ	1,995,394	1,985,884
Truven Health Analytics Inc Tranche B 4.500% due 06/06/19 §	1,329,906	1,329,075

		3,314,959

Industrials - 1.4%

Beacon Roofing Supply Inc due 09/25/22 µ	1,500,000	1,500,000
HD Supply Inc 3.750% due 08/13/21 §	995,000	989,610
Sensata Technologies BV (Netherlands) 3.000% due 10/14/21 §	409,458	408,392
UNIVAR USA 4.250% due 06/24/22 §	497,500	491,178

		3,389,180

Information Technology - 1.7%

Activision Blizzard 3.250% due 10/13/20 §	447,500	449,842
Avago Technologies Cayman Ltd Term B-1 4.250% due 02/01/23 §	1,500,000	1,494,479
First Data Corp Term C-1 3.932% due 03/23/18 §	807,283	806,721
Infor (US) Inc Tranche B-5 3.750% due 06/03/20 §	477,850	464,411
Tyche Holdings LLC Term B-1 6.250% due 11/12/21 §	997,481	997,356

		4,212,809

Materials - 1.5%

Berry Plastics Corp Term F due 10/03/22 µ	1,500,000	1,502,292
BWAY Intermediate Co Inc 5.500% due 08/14/20 §	736,875	716,611
Nexeo Solutions LLC Term B-3 due 09/09/17 µ	1,500,000	1,498,125

		3,717,028

Total Senior Loan Notes (Cost $26,407,596)		26,384,380

	Principal Amount	Value
MORTGAGE-BACKED SECURITIES - 0.2%

Collateralized Mortgage Obligations - Commercial - 0.2%

Hilton USA Trust 2.339% due 11/05/30 " § ~	$226,679	$225,591
Hyatt Hotel Portfolio Trust 2.541% due 11/15/29 " § ~	250,000	243,001

		468,592

Total Mortgage-Backed Securities (Cost $476,679)		468,592

ASSET-BACKED SECURITIES - 0.6%

Carlyle Global Market Strategies CLO Ltd (Cayman) 2.423% due 07/27/26 " § ~	500,000	494,369
Madison Park Funding VIII Ltd (Cayman) 2.520% due 04/22/22 " § ~	500,000	493,743
Race Point VI CLO Ltd (Cayman) 2.532% due 05/24/23 " § ~	500,000	494,663

Total Asset-Backed Securities (Cost $1,500,000)		1,482,775

U.S. TREASURY OBLIGATIONS - 4.0%

U.S. Treasury Notes - 4.0%

0.625% due 08/31/17	2,000,000	1,998,046
0.625% due 09/30/17	2,000,000	1,997,774
0.875% due 11/30/16	175,000	175,424
0.875% due 07/15/18	1,500,000	1,503,105
1.000% due 09/30/16	1,000,000	1,002,871
1.000% due 03/15/18	1,500,000	1,507,851
1.000% due 09/15/18	1,500,000	1,507,617

		9,692,688

Total U.S. Treasury Obligations (Cost $9,681,464)		9,692,688

	Shares

SHORT-TERM INVESTMENT - 5.1%

Money Market Fund - 5.1%

BlackRock Liquidity Funds T-Fund Portfolio	12,621,487	12,621,487

Total Short-Term Investment (Cost $12,621,487)		12,621,487

TOTAL INVESTMENTS - 101.0% (Cost $245,787,992)		247,159,517

OTHER ASSETS & LIABILITIES, NET - (1.0%)		(2,352,697)

NET ASSETS - 100.0%		$244,806,820

Notes to Schedule of Investments

(a)	As of March 31, 2016, the Fund’s composition as a percentage of net assets was as follows:

Corporate Bonds & Notes	80.3%
Senior Loan Notes	10.8%
Short-Term Investment	5.1%
U.S. Treasury Obligations	4.0%
Others (each less than 3.0%)	0.8%

	101.0%
Other Assets & Liabilities, Net	(1.0%	)

	100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-40

B-6

PACIFIC FUNDS

PACIFIC FUNDS SHORT DURATION INCOME

Schedule of Investments (Continued)

March 31, 2016

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2016:

		Total Value at March 31, 2016	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$196,509,595	$—	$196,509,595	$—
	Senior Loan Notes	26,384,380	—	26,384,380	—
	Mortgage-Backed Securities	468,592	—	468,592	—
	Asset-Backed Securities	1,482,775	—	1,482,775	—
	U.S. Treasury Obligations	9,692,688	—	9,692,688	—
	Short-Term Investment	12,621,487	12,621,487	—	—

	Total	$247,159,517	$12,621,487	$234,538,030	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-40

B-7

PACIFIC FUNDS

PACIFIC FUNDSSM CORE INCOME

Schedule of Investments

March 31, 2016

	Principal Amount	Value
CORPORATE BONDS & NOTES - 63.7%

Consumer Discretionary - 8.9%

CalAtlantic Group Inc 6.250% due 12/15/21	$2,500,000	$2,693,750
CCO Safari II LLC 4.908% due 07/23/25 ~	3,550,000	3,751,469
Cedar Fair LP 5.250% due 03/15/21	3,000,000	3,123,750
Dollar General Corp 4.150% due 11/01/25	3,500,000	3,685,840
General Motors Co 5.200% due 04/01/45	2,500,000	2,358,028
6.250% due 10/02/43	1,150,000	1,232,708
GLP Capital LP 4.875% due 11/01/20	3,250,000	3,396,250
Lennar Corp 4.500% due 06/15/19	3,000,000	3,112,500
McDonald’s Corp 4.875% due 12/09/45	2,900,000	3,181,868
MGM Resorts International 6.750% due 10/01/20	2,000,000	2,174,000
NCL Corp Ltd 4.625% due 11/15/20 ~	2,000,000	2,020,000
New Red Finance Inc (Canada) 4.625% due 01/15/22 ~	2,500,000	2,550,000
Newell Rubbermaid Inc 3.850% due 04/01/23	3,500,000	3,636,644
O’Reilly Automotive Inc 3.550% due 03/15/26	1,630,000	1,679,125
PulteGroup Inc 4.250% due 03/01/21	1,000,000	1,020,000
Signet UK Finance PLC 4.700% due 06/15/24	3,000,000	2,978,916
Six Flags Entertainment Corp 5.250% due 01/15/21 ~	2,500,000	2,581,250
Toll Brothers Finance Corp
4.375% due 04/15/23	1,000,000	982,500
4.875% due 11/15/25	1,650,000	1,637,625
Virgin Media Secured Finance PLC (United Kingdom) 5.375% due 04/15/21 ~	2,025,000	2,118,656
Wyndham Worldwide Corp 2.950% due 03/01/17	4,000,000	4,038,864

		53,953,743

Consumer Staples - 4.0%

Anheuser-Busch InBev Finance Inc (Belgium) 3.650% due 02/01/26	9,000,000	9,476,325
Imperial Brands Finance PLC (United Kingdom) 3.750% due 07/21/22 ~	3,300,000	3,451,790
Reynolds American Inc 4.450% due 06/12/25	2,750,000	3,032,576
Reynolds Group Issuer Inc (New Zealand) 5.750% due 10/15/20	2,500,000	2,571,875
The Procter & Gamble Co 2.700% due 02/02/26	1,700,000	1,748,484
Walgreens Boots Alliance Inc 3.300% due 11/18/21	4,000,000	4,126,052

		24,407,102

Energy - 2.5%

Cimarex Energy Co 5.875% due 05/01/22	1,500,000	1,550,769
Energy Transfer Partners LP 4.050% due 03/15/25	2,000,000	1,764,100
Exxon Mobil Corp 4.114% due 03/01/46	3,000,000	3,190,200

	Principal Amount	Value
Kinder Morgan Energy Partners LP 4.250% due 09/01/24	$2,000,000	$1,898,046
Kinder Morgan Inc 5.550% due 06/01/45	2,000,000	1,783,910
Korea National Oil Corp (South Korea) 3.125% due 04/03/17 ~	2,000,000	2,034,340
Occidental Petroleum Corp 3.400% due 04/15/26 #	1,450,000	1,463,123
The Williams Cos Inc 3.700% due 01/15/23	2,000,000	1,505,000

		15,189,488

Financials - 20.9%

AerCap Ireland Capital Ltd (Netherlands) 3.750% due 05/15/19	2,150,000	2,144,625
Ally Financial Inc 4.125% due 02/13/22	3,000,000	2,958,750
American Tower Corp REIT 3.300% due 02/15/21	1,450,000	1,477,092
3.500% due 01/31/23	2,000,000	2,022,590
5.000% due 02/15/24	2,000,000	2,199,158
Aon PLC 3.875% due 12/15/25	1,300,000	1,327,543
Ares Capital Corp 4.875% due 11/30/18	4,000,000	4,112,608
Bank of America Corp
4.200% due 08/26/24	4,000,000	4,079,508
4.250% due 10/22/26	2,500,000	2,547,625
Berkshire Hathaway Inc 3.125% due 03/15/26	1,850,000	1,903,914
Capital One Financial Corp 4.200% due 10/29/25	3,000,000	3,044,775
CBL & Associates LP REIT
4.600% due 10/15/24	1,250,000	1,140,299
5.250% due 12/01/23	3,000,000	2,854,746
Citigroup Inc 4.400% due 06/10/25	4,000,000	4,088,264
Columbia Property Trust Operating Partnership LP REIT 4.150% due 04/01/25	4,500,000	4,546,066
5.875% due 04/01/18	750,000	799,308
Crown Castle International Corp REIT 3.400% due 02/15/21	1,850,000	1,880,444
Duke Realty LP REIT 4.375% due 06/15/22	5,250,000	5,537,590
Ford Motor Credit Co LLC 4.250% due 09/20/22	6,500,000	6,966,252
General Motors Financial Co Inc 4.375% due 09/25/21	4,000,000	4,141,104
HCP Inc REIT
3.400% due 02/01/25	2,650,000	2,444,076
4.000% due 06/01/25	1,000,000	963,222
JPMorgan Chase & Co 3.875% due 09/10/24	4,000,000	4,104,972
Kilroy Realty LP REIT 3.800% due 01/15/23	5,000,000	5,104,620
Legg Mason Inc 4.750% due 03/15/26	1,700,000	1,727,858
Marsh & McLennan Cos Inc 3.300% due 03/14/23	2,400,000	2,449,159
McGraw Hill Financial Inc 4.400% due 02/15/26	5,000,000	5,447,815
Mid-America Apartments LP REIT 4.000% due 11/15/25	1,800,000	1,841,843
Morgan Stanley
2.375% due 07/23/19	3,000,000	3,034,575
5.000% due 11/24/25	3,000,000	3,254,331
Piedmont Operating Partnership LP REIT 4.450% due 03/15/24	5,100,000	5,177,540

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-40

B-8

PACIFIC FUNDS

PACIFIC FUNDS CORE INCOME

Schedule of Investments (Continued)

March 31, 2016

	Principal Amount	Value
Prudential Financial Inc 5.200% due 03/15/44 §	$2,500,000	$2,409,825
Royal Bank of Scotland Group PLC (United Kingdom) 4.800% due 04/05/26	2,450,000	2,464,235
Senior Housing Properties Trust REIT 4.750% due 05/01/24	1,500,000	1,455,893
The Goldman Sachs Group Inc
2.550% due 10/23/19	6,000,000	6,101,238
2.875% due 02/25/21	3,000,000	3,057,567
4.250% due 10/21/25	3,000,000	3,055,395
TIAA Asset Management Finance Co LLC 4.125% due 11/01/24 ~	2,850,000	2,951,850
Trinity Acquisition PLC 4.400% due 03/15/26	1,650,000	1,677,920
Ventas Realty LP REIT 3.500% due 02/01/25	2,450,000	2,422,183
WEA Finance LLC (Australia) 3.750% due 09/17/24 ~	3,000,000	3,060,006
Welltower Inc REIT 4.000% due 06/01/25	3,000,000	3,008,652

		126,987,036

Health Care - 3.0%

Actavis Funding SCS 3.000% due 03/12/20	2,000,000	2,062,890
Biogen Inc 5.200% due 09/15/45	2,800,000	3,118,772
Centene Corp 5.625% due 02/15/21 ~	300,000	313,500
HCA Inc 6.500% due 02/15/20	2,000,000	2,200,000
Laboratory Corp of America Holdings 4.700% due 02/01/45	2,500,000	2,505,030
Perrigo Finance Unlimited Co 4.375% due 03/15/26	1,000,000	1,031,911
Stryker Corp 4.625% due 03/15/46	1,800,000	1,932,876
Valeant Pharmaceuticals International Inc 6.750% due 08/15/18 ~	2,000,000	1,825,000
Zimmer Biomet Holdings Inc 3.550% due 04/01/25	3,000,000	3,038,142

		18,028,121

Industrials - 14.0%

Air Canada Pass-Through Trust ‘A’ (Canada) 4.125% due 11/15/26 ~	4,975,362	5,056,212
Air Canada Pass-Through Trust ‘AA’ (Canada) 3.750% due 06/15/29 ~	1,800,000	1,798,875
Air Lease Corp
3.875% due 04/01/21	5,500,000	5,616,875
4.250% due 09/15/24	3,000,000	2,970,000
American Airlines Pass-Through Trust ‘AA’ 3.575% due 07/15/29	5,000,000	5,143,750
3.600% due 03/22/29	3,100,000	3,196,875
American Airlines Pass-Through Trust ‘B’ 3.700% due 11/01/24	1,534,523	1,463,551
4.375% due 04/01/24	863,321	856,430
British Airways Pass-Through Trust ‘A’ (United Kingdom) 4.625% due 12/20/25 ~	2,773,979	2,916,145
British Airways Pass-Through Trust ‘B’ (United Kingdom) 5.625% due 12/20/21 ~	3,872,270	3,954,556
Continental Airlines Pass-Through Trust ‘A’ 4.000% due 04/29/26	3,139,400	3,206,112
Delta Air Lines Pass-Through Trust ‘A’
4.750% due 11/07/21	5,475,662	5,756,290
4.950% due 11/23/20	1,135,564	1,176,729
Delta Air Lines Pass-Through Trust ‘AA’ 3.625% due 01/30/29	588,116	582,235

	Principal Amount	Value
Hawaiian Airlines Pass-Through Certificates ‘A’ 3.900% due 01/15/26	$2,254,029	$2,200,495
International Lease Finance Corp 7.125% due 09/01/18 ~	4,000,000	4,370,000
Lockheed Martin Corp
3.550% due 01/15/26	2,000,000	2,121,348
4.700% due 05/15/46	2,900,000	3,257,126
Masco Corp
3.500% due 04/01/21	2,500,000	2,531,250
4.375% due 04/01/26	1,175,000	1,202,154
Owens Corning
4.200% due 12/15/22	3,500,000	3,552,927
4.200% due 12/01/24	1,750,000	1,751,601
Penske Truck Leasing Co LP
3.375% due 02/01/22 ~	3,000,000	2,984,004
4.250% due 01/17/23 ~	1,500,000	1,522,607
The ADT Corp 6.250% due 10/15/21	3,500,000	3,535,000
United Airlines Pass-Through Trust ‘B’ 4.750% due 10/11/23	5,284,115	5,211,358
United Rentals North America Inc 4.625% due 07/15/23	1,500,000	1,496,250
US Airways Pass-Through Trust ‘A’ 4.625% due 12/03/26	3,109,309	3,284,208
Virgin Australia Trust (Australia) 5.000% due 04/23/25 ~	2,108,515	2,153,321

		84,868,284

Information Technology - 2.2%

Apple Inc 3.250% due 02/23/26	4,000,000	4,177,300
Hewlett Packard Enterprise Co 4.900% due 10/15/25 ~	3,000,000	3,095,943
Total System Services Inc 4.800% due 04/01/26	1,050,000	1,082,984
Visa Inc
3.150% due 12/14/25	1,500,000	1,568,459
4.300% due 12/14/45	3,000,000	3,291,498

		13,216,184

Materials - 1.4%

Glencore Funding LLC (Switzerland) 4.125% due 05/30/23 ~	4,250,000	3,479,530
Owens-Brockway Glass Container Inc 5.000% due 01/15/22 ~	2,000,000	2,052,660
Tronox Finance LLC 6.375% due 08/15/20	3,500,000	2,712,500

		8,244,690

Telecommunication Services - 3.6%

AT&T Inc
3.950% due 01/15/25	4,750,000	4,947,785
4.750% due 05/15/46	2,400,000	2,351,014
CC Holdings GS V LLC 3.849% due 04/15/23	3,350,000	3,460,195
T-Mobile USA Inc 6.125% due 01/15/22	500,000	518,750
Verizon Communications Inc
3.500% due 11/01/24	4,500,000	4,731,912
5.150% due 09/15/23	5,000,000	5,782,200

		21,791,856

Utilities - 3.2%

Calpine Corp 7.875% due 01/15/23 ~	1,608,000	1,712,520
CMS Energy Corp 3.600% due 11/15/25	1,500,000	1,552,663
Exelon Corp 5.100% due 06/15/45 ~	5,000,000	5,466,255

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-40

B-9

PACIFIC FUNDS

PACIFIC FUNDS CORE INCOME

Schedule of Investments (Continued)

March 31, 2016

	Principal Amount	Value
Jersey Central Power & Light Co 4.700% due 04/01/24 ~	$4,500,000	$4,833,409
NRG Energy Inc 6.625% due 03/15/23	2,000,000	1,875,620
Southern Power Co 4.150% due 12/01/25	2,500,000	2,582,083
Talen Energy Supply LLC 6.500% due 06/01/25	2,000,000	1,670,000

		19,692,550

Total Corporate Bonds & Notes (Cost $379,984,029)		386,379,054

SENIOR LOAN NOTES - 17.7%

Consumer Discretionary - 5.5%

Altice US Finance I Corp 4.250% due 12/14/22 §	2,976,700	2,971,428
Caesars Entertainment Resort Properties LLC Term B 7.000% due 10/11/20 §	1,915,809	1,777,871
Charter Communications Operating LLC Term H 3.250% due 08/24/21 §	3,000,000	2,998,125
ClubCorp Club Operations Inc Term B 4.250% due 12/15/22 §	3,342,891	3,324,783
Dollar Tree Inc Term B-1 3.500% due 07/06/22 §	2,601,456	2,608,646
Federal-Mogul Corp Tranche C 4.750% due 04/15/21 §	1,950,101	1,772,967
Hilton Worldwide 3.500% due 10/25/20 §	2,105,904	2,109,063
Las Vegas Sands LLC Term B 3.250% due 12/19/20 §	3,910,000	3,911,529
Michaels Stores Inc 4.000% due 01/28/20 §	1,643,448	1,647,044
New Red Finance Inc Term B-2 (Canada) 3.750% due 12/10/21 §	3,389,603	3,391,016
Petsmart Inc Tranche B-1 4.250% due 03/11/22 §	3,970,000	3,958,586
Seminole Tribe of Florida 3.000% due 04/29/20 §	2,801,256	2,793,903

		33,264,961

Consumer Staples - 1.2%

Albertson’s LLC Term B-4 5.500% due 08/25/21 §	990,000	992,166
Reynolds Group Holdings 4.500% due 12/01/18 §	2,250,000	2,251,917
Rite Aid Corp Tranche 1 (2nd Lien) 5.750% due 08/21/20 §	4,250,000	4,271,250

		7,515,333

Financials - 2.1%

Amwins Group LLC (1st Lien) 5.250% due 09/06/19 §	2,924,545	2,933,076
HUB International Ltd 4.000% due 10/02/20 §	2,930,200	2,857,677
Realogy Corp Term B 3.750% due 03/05/20 §	1,455,253	1,457,982
Solera LLC 5.750% due 03/03/23 §	5,250,000	5,250,467

		12,499,202

Health Care - 2.9%

Alere Inc Term B 4.250% due 06/20/22 § µ	5,985,762	5,957,234
CHS/Community Health Systems Inc Term H 4.000% due 01/27/21 §	4,962,500	4,888,995

	Principal Amount	Value
Iasis Healthcare LLC Term B-2 4.500% due 05/03/18 §	$2,961,735	$2,950,628
Pharmaceutical Product Development Inc 4.250% due 08/18/22 §	248,125	246,264
Truven Health Analytics Inc Tranche B 4.500% due 06/06/19 §	3,491,003	3,488,821

		17,531,942

Industrials - 1.5%

AlixPartners LLP 4.500% due 07/15/22 §	1,492,500	1,488,146
HD Supply Inc 3.750% due 08/13/21 §	1,492,500	1,484,415
Sensata Technologies BV (Netherlands) 3.000% due 10/14/21 §	1,220,103	1,216,926
Transdigm Inc
Tranche D
3.750% due 06/04/21 §	2,947,500	2,918,025
Tranche E
3.500% due 05/16/22 §	1,980,962	1,949,266

		9,056,778

Information Technology - 2.5%

Avago Technologies Cayman Ltd Term B-1 4.250% due 02/01/23 §	6,000,000	5,977,914
First Data Corp 3.932% due 09/24/18 §	2,500,000	2,496,355
Term C-1
3.932% due 03/23/18 §	2,018,208	2,016,802
On Semiconductor Corp Term B (1st Lien) due 03/31/23 µ	2,812,500	2,822,344
Tyche Holdings LLC Term B-1 6.250% due 11/12/21 §	1,994,962	1,994,713

		15,308,128

Materials - 0.9%

Ardagh Holdings USA Inc 4.000% due 12/17/19 §	2,962,217	2,962,833
BWAY Intermediate Co Inc 5.500% due 08/14/20 §	2,299,150	2,235,923

		5,198,756

Telecommunication Services - 1.1%

Level 3 Financing Inc
Tranche B
4.000% due 01/15/20 §	2,500,000	2,509,375
Tranche B-III
4.000% due 08/01/19 §	2,500,000	2,507,812
Zayo Group LLC 3.750% due 05/06/21 §	1,959,979	1,956,655

		6,973,842

Total Senior Loan Notes (Cost $107,833,791)		107,348,942

MORTGAGE-BACKED SECURITIES - 0.5%

Collateralized Mortgage Obligations - Commercial - 0.5%

Hilton USA Trust 3.191% due 11/05/30 " § ~	1,360,072	1,353,758
Hyatt Hotel Portfolio Trust 2.541% due 11/15/29 " § ~	1,550,000	1,506,608

		2,860,366

Total Mortgage-Backed Securities (Cost $2,910,072)		2,860,366

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-40

B-10

PACIFIC FUNDS

PACIFIC FUNDS CORE INCOME

Schedule of Investments (Continued)

March 31, 2016

	Principal Amount	Value
ASSET-BACKED SECURITIES - 1.4%

Carlyle Global Market Strategies CLO Ltd (Cayman) 2.721% due 07/27/26 " § ~	$1,500,000	$1,483,107
3.771% due 07/27/26 " § ~	1,500,000	1,490,630
Madison Park Funding VIII Ltd (Cayman) 2.520% due 04/22/22 " § ~	2,500,000	2,468,716
Race Point VI CLO Ltd (Cayman) 2.775% due 05/24/23 " § ~	1,500,000	1,483,988
3.735% due 05/24/23 " § ~	1,500,000	1,492,426

Total Asset-Backed Securities (Cost $8,488,750)		8,418,867

U.S. GOVERNMENT AGENCY ISSUES - 1.7%

Fannie Mae 1.875% due 09/18/18	5,000,000	5,124,335
Freddie Mac 1.250% due 10/02/19	5,000,000	5,025,215

Total U.S. Government Agency Issues (Cost $10,037,767)		10,149,550

U.S. TREASURY OBLIGATIONS - 10.9%

U.S. Treasury Bonds - 2.0%

2.500% due 02/15/45	2,750,000	2,682,647
2.875% due 08/15/45	6,000,000	6,313,362
3.000% due 11/15/45	2,700,000	2,916,000

		11,912,009

U.S. Treasury Notes - 8.9%

0.750% due 03/15/17	4,500,000	4,505,891
1.250% due 01/31/19	4,500,000	4,551,593
1.375% due 07/31/18	4,500,000	4,561,259
1.375% due 09/30/18	4,000,000	4,057,892
1.500% due 10/31/19	4,000,000	4,070,468
1.625% due 07/31/20	5,000,000	5,101,170
1.750% due 09/30/22	3,000,000	3,047,286
1.750% due 01/31/23	4,500,000	4,563,810
1.875% due 10/31/22	3,000,000	3,070,314
2.000% due 10/31/21	4,000,000	4,137,032
2.000% due 08/15/25	4,500,000	4,588,772
2.125% due 12/31/21	4,000,000	4,161,952
2.125% due 12/31/22	2,000,000	2,078,124
2.250% due 11/15/25	1,500,000	1,561,758

		54,057,321

Total U.S. Treasury Obligations (Cost $65,024,867)		65,969,330

	Principal Amount	Value
FOREIGN GOVERNMENT BONDS & NOTES - 2.6%

Chile Government (Chile) 2.250% due 10/30/22	$4,000,000	$3,990,000
Korea International (South Korea) 3.875% due 09/11/23	4,000,000	4,484,200
Mexico Government (Mexico)
3.500% due 01/21/21	2,000,000	2,075,000
3.625% due 03/15/22	2,000,000	2,070,000
Province of Ontario (Canada) 1.650% due 09/27/19	3,000,000	3,009,288

Total Foreign Government Bonds & Notes (Cost $14,744,592)		15,628,488

	Shares

SHORT-TERM INVESTMENT - 1.9%

Money Market Fund - 1.9%

BlackRock Liquidity Funds T-Fund Portfolio	11,813,520	11,813,520

Total Short-Term Investment (Cost $11,813,520)		11,813,520

TOTAL INVESTMENTS - 100.4% (Cost $600,837,388)		608,568,117

OTHER ASSETS & LIABILITIES, NET - (0.4%)		(2,388,991)

NET ASSETS - 100.0%		$606,179,126

Notes to Schedule of Investments

(a)	As of March 31, 2016, the Fund’s composition as a percentage of net assets was as follows:

Corporate Bonds & Notes	63.7%
Senior Loan Notes	17.7%
U.S. Treasury Obligations	10.9%
Others (each less than 3.0%)	8.1%

	100.4%
Other Assets & Liabilities, Net	(0.4%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2016:

		Total Value at March 31, 2016	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$386,379,054	$—	$386,379,054	$—
	Senior Loan Notes	107,348,942	—	107,348,942	—
	Mortgage-Backed Securities	2,860,366	—	2,860,366	—
	Asset-Backed Securities	8,418,867	—	8,418,867	—
	U.S. Government Agency Issues	10,149,550	—	10,149,550	—
	U.S. Treasury Obligations	65,969,330	—	65,969,330	—
	Foreign Government Bonds & Notes	15,628,488	—	15,628,488	—
	Short-Term Investment	11,813,520	11,813,520	—	—

	Total	$608,568,117	$11,813,520	$596,754,597	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-40

B-11

PACIFIC FUNDS

PACIFIC FUNDSSM STRATEGIC INCOME

Schedule of Investments

March 31, 2016

	Shares	Value
COMMON STOCKS - 2.2%

Consumer Discretionary - 1.4%

CalAtlantic Group Inc	10,114	$338,010
Cedar Fair LP	7,400	439,930
Las Vegas Sands Corp	6,365	328,943
Lennar Corp ‘A’	8,495	410,818
MGM Resorts International *	21,760	466,534
Mohawk Industries Inc *	2,600	496,340
Six Flags Entertainment Corp	9,167	508,677

		2,989,252

Energy - 0.2%

Kinder Morgan Inc	7,210	128,770
Sunoco LP	8,860	293,532

		422,302

Financials - 0.1%

Bank of America Corp	16,130	218,078

Industrials - 0.2%

United Rentals Inc *	8,820	548,516

Materials - 0.2%

Louisiana-Pacific Corp *	23,800	407,456

Utilities - 0.1%

NRG Energy Inc	17,400	226,374

Total Common Stocks (Cost $4,872,851)		4,811,978

CLOSED-END MUTUAL FUNDS - 1.6%

Eaton Vance Senior Income Trust	158,421	917,257
First Trust Senior Floating Rate Income Fund II	53,883	693,474
Invesco Senior Income Trust	205,430	829,937
Voya Prime Rate Trust	173,494	874,410

Total Closed-End Mutual Funds (Cost $3,710,392)		3,315,078

	Principal Amount

CORPORATE BONDS & NOTES - 78.3%

Consumer Discretionary - 14.7%

99 Cents Only Stores LLC 11.000% due 12/15/19	$500,000	197,500
Argos Merger Sub Inc 7.125% due 03/15/23 ~	750,000	796,875
Beazer Homes USA Inc
5.750% due 06/15/19	1,040,000	925,600
7.250% due 02/01/23	400,000	314,000
7.500% due 09/15/21	650,000	534,625
Boyd Gaming Corp 6.875% due 05/15/23	750,000	802,500
Caesars Entertainment Operating Co Inc
9.000% due 02/15/20 Ω	250,000	213,750
11.250% due 06/01/17 Ω	100,000	84,625
Caesars Entertainment Resort Properties LLC
8.000% due 10/01/20	600,000	590,400
11.000% due 10/01/21	100,000	85,750
Caesars Growth Properties Holdings LLC 9.375% due 05/01/22	800,000	629,600

	Principal Amount	Value
CalAtlantic Group Inc
6.250% due 12/15/21	$415,000	$447,162
6.625% due 05/01/20	750,000	826,875
8.375% due 01/15/21	500,000	583,750
Carrols Restaurant Group Inc 8.000% due 05/01/22	750,000	808,125
CCO Safari II LLC 3.579% due 07/23/20 ~	1,800,000	1,841,450
CEC Entertainment Inc 8.000% due 02/15/22	500,000	431,250
Cedar Fair LP
5.250% due 03/15/21	1,050,000	1,093,312
5.375% due 06/01/24	250,000	260,625
ClubCorp Club Operations Inc 8.250% due 12/15/23 ~	1,500,000	1,440,000
Greektown Holdings LLC 8.875% due 03/15/19 ~	400,000	412,000
iHeartCommunications Inc 10.000% due 01/15/18	100,000	32,500
Lamar Media Corp 5.750% due 02/01/26 ~	750,000	789,375
Landry’s Holdings II Inc 10.250% due 01/01/18 ~	250,000	249,375
Landry’s Inc 9.375% due 05/01/20 ~	100,000	105,500
Lennar Corp 4.750% due 11/15/22	1,000,000	1,007,500
McDonald’s Corp
3.700% due 01/30/26	50,000	53,105
4.875% due 12/09/45	50,000	54,860
MGM Resorts International
6.750% due 10/01/20	1,150,000	1,250,050
7.750% due 03/15/22	500,000	561,250
Mohawk Industries Inc 3.850% due 02/01/23	480,000	496,536
Neiman Marcus Group Ltd LLC
8.000% due 10/15/21 ~	400,000	346,000
8.750% PIK due 10/15/21 ~	400,000	310,248
Neptune Finco Corp (Netherlands)
6.625% due 10/15/25 ~	200,000	216,730
10.125% due 01/15/23 ~	400,000	429,000
10.875% due 10/15/25 ~	400,000	438,000
New Red Finance Inc (Canada) 4.625% due 01/15/22 ~	1,150,000	1,173,000
Newell Rubbermaid Inc
4.200% due 04/01/26	2,000,000	2,095,984
5.375% due 04/01/36	1,500,000	1,598,031
NPC International Inc 10.500% due 01/15/20	400,000	415,000
Party City Holdings Inc 6.125% due 08/15/23 ~	850,000	879,750
PulteGroup Inc 5.500% due 03/01/26	725,000	749,469
Signet UK Finance PLC 4.700% due 06/15/24	1,150,000	1,141,918
Six Flags Entertainment Corp 5.250% due 01/15/21 ~	1,750,000	1,806,875
Wyndham Worldwide Corp
3.900% due 03/01/23	350,000	354,918
5.625% due 03/01/21	1,250,000	1,370,133

		31,244,881

Consumer Staples - 5.1%

Albertson’s Holdings LLC 7.750% due 10/15/22 ~	142,000	154,247
Anheuser-Busch InBev Finance Inc (Belgium) 3.650% due 02/01/26	2,000,000	2,105,850
Beverages & More Inc 10.000% due 11/15/18 ~	400,000	360,500

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-40

B-12

PACIFIC FUNDS

PACIFIC FUNDS STRATEGIC INCOME

Schedule of Investments (Continued)

March 31, 2016

	Principal Amount	Value
JBS Investments GmbH (Brazil) 7.750% due 10/28/20 ~	$700,000	$696,500
JBS USA LLC (Brazil)
5.750% due 06/15/25 ~	500,000	440,000
7.250% due 06/01/21 ~	250,000	250,250
Reynolds American Inc 4.450% due 06/12/25	1,500,000	1,654,133
Reynolds Group Issuer Inc (New Zealand)
5.750% due 10/15/20	1,000,000	1,028,750
8.250% due 02/15/21	2,469,000	2,535,416
9.875% due 08/15/19	209,000	216,446
Rite Aid Corp 6.750% due 06/15/21	1,250,000	1,323,438

		10,765,530

Energy - 4.6%

Energy Transfer Partners LP
4.050% due 03/15/25	1,200,000	1,058,460
4.750% due 01/15/26	500,000	459,489
Ensco PLC 5.200% due 03/15/25	400,000	225,000
Hiland Partners LP
5.500% due 05/15/22 ~	50,000	50,223
7.250% due 10/01/20 ~	550,000	571,313
Kinder Morgan Energy Partners LP 4.250% due 09/01/24	1,500,000	1,423,535
MEG Energy Corp (Canada) 6.500% due 03/15/21 ~	750,000	456,563
MPLX LP 4.875% due 06/01/25 ~	300,000	274,153
Noble Holding International Ltd 7.950% due 04/01/45	1,250,000	702,675
Sabine Pass Liquefaction LLC 5.625% due 03/01/25	2,575,000	2,465,563
Sabine Pass LNG LP 6.500% due 11/01/20	150,000	158,063
Sunoco Finance Corp 5.500% due 08/01/20 ~	575,000	574,281
The Williams Cos Inc
3.700% due 01/15/23	1,250,000	940,625
4.550% due 06/24/24	650,000	497,250

		9,857,193

Financials – 17.6%

AerCap Ireland Capital Ltd (Netherlands) 5.000% due 10/01/21	250,000	259,375
American Tower Corp REIT 4.700% due 03/15/22	860,000	932,948
Aon PLC 3.875% due 12/15/25	350,000	357,415
Ares Capital Corp 4.875% due 11/30/18	800,000	822,521
Bank of America Corp 4.200% due 08/26/24	1,500,000	1,529,815
CBL & Associates LP REIT 4.600% due 10/15/24	1,500,000	1,368,358
Citigroup Inc 4.400% due 06/10/25	1,500,000	1,533,099
Columbia Property Trust Operating Partnership LP REIT 4.150% due 04/01/25	850,000	858,701
ESH Hospitality Inc REIT 5.250% due 05/01/25 ~	1,300,000	1,275,625
Ford Motor Credit Co LLC 4.389% due 01/08/26	1,500,000	1,592,681
General Motors Financial Co Inc
3.200% due 07/13/20	1,050,000	1,049,101
4.375% due 09/25/21	1,500,000	1,552,914
HCP Inc REIT
3.400% due 02/01/25	1,350,000	1,245,096
4.000% due 06/01/25	1,000,000	963,222

	Principal Amount	Value
Host Hotels & Resorts LP REIT
3.750% due 10/15/23	$1,750,000	$1,710,770
4.750% due 03/01/23	750,000	782,702
iStar Inc REIT 6.500% due 07/01/21	500,000	490,000
Jefferies Finance LLC
6.875% due 04/15/22 ~	500,000	426,250
7.375% due 04/01/20 ~	750,000	652,500
7.500% due 04/15/21 ~	500,000	431,875
JPMorgan Chase & Co 3.875% due 09/10/24	2,100,000	2,155,110
Kilroy Realty LP REIT 4.375% due 10/01/25	1,400,000	1,471,959
Lincoln Finance Ltd (Netherlands) 7.375% due 04/15/21 ~	200,000	208,750
Morgan Stanley
3.950% due 04/23/27	2,000,000	2,007,582
5.000% due 11/24/25	1,000,000	1,084,777
MPT Operating Partnership LP 6.375% due 03/01/24	150,000	158,625
National Retail Properties Inc REIT 4.000% due 11/15/25	1,750,000	1,804,261
Och-Ziff Finance Co LLC 4.500% due 11/20/19 ~	1,500,000	1,501,686
Outfront Media Capital LLC
5.250% due 02/15/22	1,300,000	1,337,375
5.875% due 03/15/25	300,000	313,875
Senior Housing Properties Trust REIT
4.750% due 05/01/24	500,000	485,298
6.750% due 04/15/20	1,000,000	1,102,959
Synchrony Financial 4.500% due 07/23/25	1,500,000	1,546,389
The Goldman Sachs Group Inc 3.750% due 02/25/26	1,300,000	1,332,894
The Howard Hughes Corp 6.875% due 10/01/21 ~	1,150,000	1,138,500

		37,485,008

Health Care - 1.9%

CHS/Community Health Systems Inc
6.875% due 02/01/22	900,000	816,750
7.125% due 07/15/20	400,000	380,000
Jaguar Holding Co II 6.375% due 08/01/23 ~	500,000	514,650
MEDNAX Inc 5.250% due 12/01/23 ~	900,000	938,250
Quintiles Transnational Corp 4.875% due 05/15/23 ~	750,000	770,348
Tenet Healthcare Corp 5.000% due 03/01/19	250,000	248,438
Valeant Pharmaceuticals International Inc 7.500% PIK due 07/15/21 ~	500,000	419,060

		4,087,496

Industrials - 15.7%

AAF Holdings LLC 12.000% PIK due 07/01/19 ~	521,884	456,648
Ahern Rentals Inc 7.375% due 05/15/23 ~	1,000,000	695,000
Air Canada Pass-Through Trust ‘B’ (Canada) 3.875% due 09/15/24 ~	1,018,562	988,005
Air Canada Pass-Through Trust ‘C’ (Canada) 5.000% due 03/15/20 ~	750,000	699,375
Air Lease Corp
3.750% due 02/01/22	1,750,000	1,745,473
4.250% due 09/15/24	1,000,000	990,000
American Airlines Class A Pass-Through Trust 4.100% due 07/15/29	1,500,000	1,554,225
American Airlines Class B Pass-Through Trust 5.250% due 07/15/25	1,500,000	1,509,375

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-40

B-13

PACIFIC FUNDS

PACIFIC FUNDS STRATEGIC INCOME

Schedule of Investments (Continued)

March 31, 2016

	Principal Amount	Value
American Builders & Contractors Supply Co Inc 5.750% due 12/15/23 ~	$900,000	$938,250
Avation Capital SA (United Kingdom) 7.500% due 05/27/20 ~	500,000	456,250
Avis Budget Car Rental LLC 6.375% due 04/01/24 ~	475,000	477,375
British Airways Pass-Through Trust ‘B’ (United Kingdom) 5.625% due 12/20/21 ~	1,154,234	1,178,762
HD Supply Inc 7.500% due 07/15/20	2,000,000	2,132,500
International Lease Finance Corp (Netherlands) 6.250% due 05/15/19	1,950,000	2,084,063
Manitowoc Foodservice Inc 9.500% due 02/15/24 ~	750,000	821,250
Masco Corp
3.500% due 04/01/21	1,075,000	1,088,438
4.375% due 04/01/26	1,025,000	1,048,688
Modular Space Corp 10.250% due 01/31/19 ~	550,000	308,000
Nortek Inc 8.500% due 04/15/21	1,495,000	1,558,538
Owens Corning
4.200% due 12/15/22	500,000	507,561
4.200% due 12/01/24	1,350,000	1,351,235
9.000% due 06/15/19	116,000	135,366
Penske Truck Leasing Co LP
3.200% due 07/15/20 ~	1,500,000	1,502,855
3.300% due 04/01/21 ~	1,000,000	998,026
The ADT Corp 6.250% due 10/15/21	2,050,000	2,070,500
TMS International Corp 7.625% due 10/15/21 ~	450,000	275,625
TransDigm Inc 5.500% due 10/15/20	1,250,000	1,260,000
United Airlines Pass-Through Trust ‘B’
4.625% due 03/03/24	475,473	477,853
4.750% due 10/11/23	142,814	140,848
United Rentals North America Inc
4.625% due 07/15/23	1,000,000	997,500
5.500% due 07/15/25	100,000	99,125
Univar Inc 6.750% due 07/15/23 ~	800,000	790,000
USG Corp 5.875% due 11/01/21 ~	1,250,000	1,312,500
ZF North America Capital Inc (Germany) 4.500% due 04/29/22 ~	850,000	870,188

		33,519,397

Information Technology - 2.0%

Blackboard Inc 7.750% due 11/15/19 ~	575,000	467,187
Commscope Technologies Finance LLC 6.000% due 06/15/25 ~	625,000	637,500
Fidelity National Information Services Inc 4.500% due 10/15/22	1,000,000	1,068,167
First Data Corp
5.000% due 01/15/24 ~	250,000	251,250
5.750% due 01/15/24 ~	150,000	150,547
7.000% due 12/01/23 ~	75,000	76,031
Infor Software Parent LLC 7.125% PIK due 05/01/21 ~	800,000	602,000
Infor US Inc 6.500% due 05/15/22	250,000	228,750
Microsemi Corp 9.125% due 04/15/23 ~	750,000	826,875

		4,308,307

	Principal Amount	Value
Materials - 11.9%

AK Steel Corp 7.625% due 05/15/20	$1,300,000	$819,000
Aleris International Inc 9.500% due 04/01/21 ~	250,000	255,469
ArcelorMittal (Luxembourg)
5.125% due 06/01/20	600,000	579,000
8.000% due 10/15/39	250,000	218,750
Ardagh Finance Holdings SA (Luxembourg) 8.625% PIK due 06/15/19 ~	1,316,634	1,277,134
Ardagh Packaging Finance PLC (Ireland)
6.250% due 01/31/19 ~	1,000,000	994,375
7.000% due 11/15/20 ~	167,647	160,522
Ardagh Packaging Finance PLC (Luxembourg) 6.750% due 01/31/21 ~	1,000,000	970,000
Berry Plastics Corp 6.000% due 10/15/22 ~	275,000	289,437
Beverage Packaging Holdings Luxembourg II SA (New Zealand) 6.000% due 06/15/17 ~	1,100,000	1,095,187
BWAY Holding Co 9.125% due 08/15/21 ~	1,650,000	1,480,875
Constellium NV (Netherlands)
7.875% due 04/01/21 ~	250,000	250,407
8.000% due 01/15/23 ~	500,000	416,875
Coveris Holdings SA (Luxembourg) 7.875% due 11/01/19 ~	1,750,000	1,575,000
Freeport-McMoRan Inc 3.550% due 03/01/22	500,000	351,250
4.000% due 11/14/21	1,000,000	712,500
Glencore Finance Canada Ltd (Switzerland) 4.250% due 10/25/22 ~	2,150,000	1,797,718
Glencore Funding LLC (Switzerland) 4.125% due 05/30/23 ~	1,750,000	1,432,748
Hexion Inc 6.625% due 04/15/20	750,000	626,250
INEOS Group Holdings SA (Switzerland) 6.125% due 08/15/18 ~	750,000	765,465
Mustang Merger Corp 8.500% due 08/15/21 ~	500,000	518,750
Novelis Inc (India) 8.750% due 12/15/20	2,264,000	2,296,375
Owens-Brockway Glass Container Inc
5.000% due 01/15/22 ~	500,000	513,165
5.875% due 08/15/23 ~	850,000	887,188
Sappi Papier Holding GmbH (South Africa) 7.750% due 07/15/17 ~	400,000	420,500
Sealed Air Corp
4.875% due 12/01/22 ~	1,250,000	1,304,688
5.125% due 12/01/24 ~	100,000	104,250
Summit Materials LLC
6.125% due 07/15/23	880,000	840,400
8.500% due 04/15/22 ~	175,000	181,563
Tronox Finance LLC 6.375% due 08/15/20	1,300,000	1,007,500
Wise Metals Group LLC (Netherlands) 8.750% due 12/15/18 ~	1,100,000	973,500
Wise Metals Intermediate Holdings LLC (Netherlands) 9.750% PIK due 06/15/19 ~	400,000	184,000

		25,299,841

Telecommunication Services - 3.5%

AT&T Inc. 3.600% due 02/17/23	2,000,000	2,081,542
Hughes Satellite Systems Corp 7.625% due 06/15/21	1,250,000	1,398,438
Intelsat Jackson Holdings SA (Luxembourg)
7.250% due 10/15/20	500,000	325,000
8.000% due 02/15/24 ~	100,000	103,250

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-40

B-14

PACIFIC FUNDS

PACIFIC FUNDS STRATEGIC INCOME

Schedule of Investments (Continued)

March 31, 2016

	Principal Amount	Value
Intelsat Jackson Holdings SA (United Kingdom) 6.625% due 12/15/22	$250,000	$135,000
Intelsat Luxembourg SA (Luxembourg) 7.750% due 06/01/21	1,600,000	484,000
Sprint Communications Inc
6.000% due 11/15/22	350,000	257,688
7.000% due 08/15/20	500,000	400,000
Sprint Corp (Japan)
7.250% due 09/15/21	2,150,000	1,652,813
7.625% due 02/15/25	700,000	523,250

		7,360,981

Utilities - 1.3%

Dynegy Inc 7.625% due 11/01/24	800,000	730,000
GenOn Energy Inc 9.875% due 10/15/20	650,000	422,500
Southern Power Co 4.150% due 12/01/25	950,000	981,191
Talen Energy Supply LLC 6.500% due 06/01/25	800,000	668,000

		2,801,691

Total Corporate Bonds & Notes (Cost $175,693,738)		166,730,325

SENIOR LOAN NOTES - 10.2%

Consumer Discretionary - 4.1%

Altice US Finance I Corp 4.250% due 12/14/22 §	1,492,289	1,489,646
Caesars Entertainment Resort Properties LLC Term B 7.000% due 10/11/20 §	732,576	679,830
CDS US Intermediate Holdings Inc (2nd Lien) 9.250% due 07/10/23 §	250,000	228,750
CEC Entertainment Inc Term B 4.000% due 02/12/21 §	987,431	962,437
Petsmart Inc Tranche B-1 4.250% due 03/11/22 §	1,989,975	1,984,254
Spin Holdco Inc (1st Lien) 4.250% due 11/14/19 §	978,850	956,214
The Brickman Group Ltd LLC
(1st Lien)
4.000% due 12/18/20 §	744,304	733,139
(2nd Lien)
7.500% due 12/17/21 §	750,000	707,500
The Neiman Marcus Group Inc 4.250% due 10/25/20 §	983,690	903,629

		8,645,399

Consumer Staples - 0.6%

Albertson’s LLC
Term B-2
5.500% due 03/21/19 §	343,046	343,566
Term B-4
5.500% due 08/25/21 §	495,000	496,083
Reddy Ice Corp Term B (1st Lien) 6.753% due 05/01/19 §	584,450	489,107

		1,328,756

Health Care - 1.4%

CHS/Community Health Systems Inc Term H 4.000% due 01/27/21 §	992,500	977,799
Pharmaceutical Product Development Inc 4.250% due 08/18/22 §	1,989,975	1,975,050

		2,952,849

	Principal Amount	Value
Industrials - 1.8%

Gates Global LLC 4.250% due 07/06/21 §	$970,811	$918,023
GYP Holdings III Corp (1st Lien) 4.750% due 04/01/21 §	1,229,356	1,169,425
Ply Gem Industries Inc 4.000% due 02/01/21 §	1,352,956	1,330,406
UNIVAR USA 4.250% due 06/24/22 §	477,550	471,481

		3,889,335

Information Technology - 1.4%

Avago Technologies Cayman Ltd Term B-1 4.250% due 02/01/23 §	3,000,000	2,988,957

Materials - 0.9%

BWAY Intermediate Co Inc 5.500% due 08/14/20 §	982,500	955,481
FMG Resources Property Ltd (Australia) 4.250% due 06/30/19 §	1,223,045	1,036,530

		1,992,011

Total Senior Loan Notes (Cost $22,444,818)		21,797,307

MORTGAGE-BACKED SECURITIES - 0.1%

Collateralized Mortgage Obligations - Commercial - 0.1%

Hilton USA Trust 3.191% due 11/05/30 " § ~	226,679	225,626

Total Mortgage-Backed Securities (Cost $226,679)		225,626

ASSET-BACKED SECURITIES - 0.7%

Carlyle Global Market Strategies CLO Ltd (Cayman) 3.473% due 07/27/26 " § ~	750,000	745,315
Race Point VI CLO Ltd (Cayman) 3.492% due 05/24/23 " § ~	750,000	746,213

Total Asset-Backed Securities (Cost $1,494,375)		1,491,528

	Shares
SHORT-TERM INVESTMENT - 5.6%

Money Market Fund - 5.6%

BlackRock Liquidity Funds T-Fund Portfolio	11,830,423	11,830,422

Total Short-Term Investment (Cost $11,830,422)		11,830,422

TOTAL INVESTMENTS - 98.7% (Cost $220,273,275)		210,202,264

OTHER ASSETS & LIABILITIES, NET - 1.3%		2,724,944

NET ASSETS - 100.0%		$212,927,208

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-40

B-15

PACIFIC FUNDS

PACIFIC FUNDS STRATEGIC INCOME

Schedule of Investments (Continued)

March 31, 2016

Notes to Schedule of Investments

(a)	As of March 31, 2016, the Fund’s composition as a percentage of net assets was as follows:

Corporate Bonds & Notes	78.3%
Senior Loan Notes	10.2%
Short-Term Investment	5.6%
Others (each less than 3.0%)	4.6%

98.7%
Other Assets & Liabilities, Net	1.3%

100.0%

(b)	Investments with a total aggregate value of $298,375 or 0.1% of the Fund’s net assets were in default as of March 31, 2016.

(c)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2016:

		Total Value at March 31, 2016	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$4,811,978	$4,811,978	$—	$—
	Closed-End Mutual Funds	3,315,078	3,315,078	—	—
	Corporate Bonds & Notes	166,730,325	—	166,730,325	—
	Senior Loan Notes	21,797,307	—	21,797,307	—
	Mortgage-Backed Securities	225,626	—	225,626	—
	Asset-Backed Securities	1,491,528	—	1,491,528	—
	Short-Term Investment	11,830,422	11,830,422	—	—

	Total	$210,202,264	$19,957,478	$190,244,786	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-40

B-16

PACIFIC FUNDS

PACIFIC FUNDSSM FLOATING RATE INCOME

Schedule of Investments

March 31, 2016

	Principal Amount	Value
CORPORATE BONDS & NOTES - 7.3%

Consumer Discretionary - 2.0%

ClubCorp Club Operations Inc
8.250% due 12/15/23 ~	$3,000,000	$2,880,000
NCL Corp Ltd
4.625% due 11/15/20 ~	5,900,000	5,959,000
NPC International Inc
10.500% due 01/15/20	4,920,000	5,104,500

		13,943,500

Consumer Staples - 0.8%

Reynolds Group Issuer Inc (New Zealand)
6.875% due 02/15/21	5,000,000	5,178,125

Health Care - 1.8%

CHS/Community Health Systems Inc
5.125% due 08/15/18	2,500,000	2,531,250
5.125% due 08/01/21	3,510,000	3,571,425
HCA Inc
5.875% due 03/15/22	3,500,000	3,797,500
4.750% due 05/01/23	2,000,000	2,040,000

		11,940,175

Materials - 0.6%

Owens-Brockway Glass Container Inc
5.000% due 01/15/22 ~	4,010,000	4,115,583

Telecommunication Services - 2.1%

Intelsat Jackson Holdings SA (Luxembourg)
8.000% due 02/15/24 ~	6,036,000	6,232,170
T-Mobile USA Inc
6.500% due 01/15/24	7,500,000	7,837,500

		14,069,670

Total Corporate Bonds & Notes
(Cost $48,665,629)		49,247,053

SENIOR LOAN NOTES - 91.8%

Consumer Discretionary - 20.3%

24 hour fitness worldwide
4.750% due 05/28/21 §	4,421,250	4,299,665
Affinia Group Inc Tranche B-2
4.750% due 04/27/20 § µ	12,991,045	12,998,838
Altice US Finance I Corp
4.250% due 12/14/22 § µ	9,971,967	9,954,305
American Tire Distributors Inc Term B-1
5.250% due 09/26/21 § µ	6,703,156	6,687,792
Caesars Entertainment Resort Properties LLC Term B
7.000% due 10/11/20 §	6,867,299	6,372,852
CEC Entertainment Inc Term B
4.000% due 02/12/21 §	7,110,602	6,930,618
CityCenter Holdings LLC Term B
4.298% due 10/16/20 §	5,210,822	5,214,620
ClubCorp Club Operations Inc Term B
4.250% due 12/15/22 §	4,933,578	4,906,852
Dollar Tree Inc Term B-2
4.250% due 07/06/22 §	5,000,000	5,002,345
Federal-Mogul Corp Tranche C
4.750% due 04/15/21 §	4,327,803	3,934,696
Jo-Ann Stores Inc Term B
4.000% due 03/16/18 §	9,538,634	9,309,115
Leslie’s Poolmart Inc Tranche B
4.250% due 10/16/19 §	7,920,423	7,861,020

	Principal Amount	Value
NPC International Inc
4.750% due 12/28/18 § µ	$7,436,262	$7,399,080
Petco Animal Supplies Inc
Tranche B-1
5.750% due 01/26/23 §	12,000,000	11,988,756
Tranche B-2
5.620% due 01/26/23 §	472,222	472,222
Petsmart Inc Tranche B-1
4.250% due 03/11/22 §	7,428,712	7,407,355
Spin Holdco Inc (1st Lien)
4.250% due 11/14/19 §	4,123,547	4,028,190
The Brickman Group Ltd LLC
(1st Lien)
4.000% due 12/18/20 §	6,385,963	6,290,174
(2nd Lien)
7.500% due 12/17/21 §	8,333,333	7,861,108
The Neiman Marcus Group Inc
4.250% due 10/25/20 §	1,736,768	1,595,415
The Servicemaster Co LLC
4.250% due 07/01/21 §	6,862,488	6,871,066

		137,386,084

Consumer Staples - 9.1%

Albertson’s LLC Term B-4
5.500% due 08/25/21 §	9,378,816	9,399,337
BJ’s Wholesale Club Inc (1st Lien)
4.500% due 09/26/19 § µ	5,936,929	5,782,943
Performance Food Group Inc (2nd Lien)
7.215% due 11/14/19 §	2,042,500	2,047,606
Reddy Ice Corp Term B (1st Lien)
6.753% due 05/01/19 §	8,700,825	7,281,433
Reynolds Group Holdings
4.500% due 12/01/18 §	10,060,501	10,069,073
Rite Aid Corp Tranche 1 (2nd Lien)
5.750% due 08/21/20 §	19,583,930	19,681,850
US Foods Inc
4.500% due 03/31/19 §	7,306,218	7,282,078

		61,544,320

Financials - 9.6%

Amwins Group LLC (1st Lien)
5.250% due 09/06/19 §	7,219,558	7,240,618
Arnhold & Bleichroeder Holdings Inc
4.750% due 12/01/22 §	7,481,250	7,387,734
DTZ Worldwide Ltd
4.250% due 11/04/21 §	8,436,250	8,365,951
HUB International Ltd
4.000% due 10/02/20 §	11,872,391	11,578,550
Solera LLC
5.750% due 03/03/23 § µ	13,700,000	13,701,219
RE/MAX LLC
4.250% due 07/31/20 §	5,558,145	5,479,403
USI Inc
4.250% due 12/27/19 §	7,214,340	7,115,143
WP Mustang Holdings LLC (1st Lien)
5.500% due 05/29/21 §	3,903,924	3,877,897

		64,746,515

Health Care - 9.3%

Alere Inc Term B
4.250% due 06/20/22 §	13,706,815	13,641,489
CHS/Community Health Systems Inc Term G
3.750% due 12/31/19 §	1,687,802	1,661,547
Creganna Finance Ireland Ltd (1st Lien)
6.250% due 12/01/21 §	14,872,223	14,881,518
Iasis Healthcare LLC Term B-2
4.500% due 05/03/18 §	8,569,053	8,536,919
Pharmaceutical Product Development Inc
4.250% due 08/18/22 §	6,451,250	6,402,866

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-40

B-17

PACIFIC FUNDS

PACIFIC FUNDS FLOATING RATE INCOME

Schedule of Investments (Continued)

March 31, 2016

	Principal Amount	Value
Sage Products Holdings III LLC (1st Lien)
4.250% due 12/13/19 §	$3,673,863	$3,673,863
Truven Health Analytics Inc Tranche B
4.500% due 06/06/19 § µ	13,950,597	13,941,878

		62,740,080

Industrials - 23.3%

Accudyne Industries LLC
4.000% due 12/13/19 §	3,335,863	2,920,965
AlixPartners LLP
4.500% due 07/15/22 §	9,701,250	9,672,951
Allflex Holdings III Inc (1st Lien)
4.250% due 07/17/20 §	8,980,099	8,882,818
Allied Security Holdings LLC
(1st Lien)
4.250% due 02/12/21 §	6,468,102	6,360,298
(2nd Lien)
8.000% due 08/13/21 §	8,126,712	7,571,390
Apex Tool Group LLC
4.500% due 01/31/20 §	5,577,500	5,377,641
Beacon Roofing Supply Inc
4.000% due 10/01/22 §	4,479,994	4,479,994
Camp International Holding Co (2nd Lien)
8.250% due 11/29/19 §	3,102,628	2,850,540
Crosby US Acquisition Corp
(1st Lien)
4.000% due 11/22/20 § µ	2,498,724	2,071,860
(2nd Lien)
7.000% due 11/22/21 §	4,000,000	2,450,000
CSC Holdings LLC
5.000% due 10/09/22 §	14,000,000	14,049,000
EWT Holdings III Corp
(1st Lien)
4.750% due 01/15/21 §	5,743,118	5,642,614
(2nd Lien)
8.500% due 01/15/22 §	3,250,000	3,046,875
Gardner Denver Inc
4.250% due 07/30/20 § µ	5,000,000	4,537,500
Gates Global LLC
4.250% due 07/06/21 §	4,948,301	4,679,237
GYP Holdings III Corp
(1st Lien)
4.750% due 04/01/21 §	10,569,262	10,054,011
(2nd Lien)
7.750% due 04/01/22 §	5,250,000	4,725,000
HD Supply Inc
3.750% due 08/13/21 §	2,480,019	2,466,585
Jeld-Wen Inc Term B-1
4.750% due 07/01/22 §	3,980,000	3,977,513
KAR Auction Services Inc Tranche B-3
4.250% due 03/09/23 § µ	1,000,000	1,002,500
Manitowoc Foodservice Inc Term B
5.750% due 03/03/23 §	3,500,000	3,518,960
Ply Gem Industries Inc
4.000% due 02/01/21 §	11,508,753	11,316,937
Prime Security Services Borrower LLC Term B (1st Lien)
5.000% due 07/01/21 §	2,488,123	2,469,462
Rexnord LLC Term B
4.000% due 08/21/20 §	970,817	958,884
SIG Combibloc Holdings SCA
4.250% due 03/11/22 §	6,079,402	6,066,373
Transdigm Inc Tranche D
3.750% due 06/04/21 §	6,386,250	6,322,388
Univar Inc
4.250% due 06/24/22 §	9,446,266	9,326,223
USAGM Holdco LLC (1st Lien)
4.750% due 07/28/22 §	6,483,749	6,278,429
Waste Industries USA Inc
4.250% due 02/28/20 §	4,421,329	4,446,199

		157,523,147

	Principal Amount	Value
Information Technology - 8.1%

Applied Systems Inc
(1st Lien)
4.308% due 01/25/21 § µ	$5,232,771	$5,186,984
(2nd Lien)
7.500% due 01/24/22 §	3,058,482	2,899,823
Avago Technologies Cayman Ltd Term B-1
4.250% due 02/01/23 §	11,701,796	11,658,722
Micro Holding LP Term B
5.250% due 01/15/23 §	7,458,088	7,501,905
On Semiconductor Corp Term B (1st Lien)
5.250% due 03/31/23 § µ	10,250,000	10,285,875
Tyche Holdings LLC Term B-1
6.250% due 11/12/21 §	17,705,289	17,703,076

		55,236,385

Materials - 7.8%

Ardagh Holdings USA Inc
4.000% due 12/17/19 § µ	5,057,667	5,058,719
Berry Plastics Corp Term F
4.000% due 10/03/22 §	4,891,071	4,898,545
BWAY Intermediate Co Inc
5.500% due 08/14/20 §	9,480,323	9,219,615
Emerald Performance Materials LLC (2nd Lien)
7.750% due 08/01/22 §	750,000	686,250
Huntsman International LLC Term B-1
4.250% due 03/24/23 § µ	2,000,000	1,995,000
Nexeo Solutions LLC
5.000% due 09/09/17 § µ	9,969,171	9,952,553
Term B-2
5.000% due 09/08/17 §	1,644,526	1,641,785
Term B-3
5.000% due 09/08/17 §	8,148,906	8,138,720
Pregis Corp (1st Lien)
4.500% due 05/20/21 §	989,600	957,438
Quikrete Holdings Inc (2nd Lien)
7.000% due 03/26/21 §	9,944,211	9,950,426

		52,499,051

Telecommunication Services - 3.4%

Level 3 Financing Inc Tranche B-III
4.000% due 08/01/19 § µ	7,300,000	7,327,375
WaveDivision Holdings LLC
4.000% due 10/15/19 §	4,981,985	4,946,698
Zayo Group
4.500% due 05/06/21 § µ	10,754,092	10,802,819

		23,076,892

Utilities - 0.9%

Power Borrower LLC
(1st Lien)
4.250% due 05/06/20 §	5,011,575	4,936,402
(2nd Lien)
8.250% due 11/06/20 §	1,500,000	1,365,000

		6,301,402

Total Senior Loan Notes
(Cost $630,327,158)		621,053,876

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-40

B-18

PACIFIC FUNDS

PACIFIC FUNDS FLOATING RATE INCOME

Schedule of Investments (Continued)

March 31, 2016

	Shares	Value
SHORT-TERM INVESTMENT - 3.5%

Money Market Fund - 3.5%

BlackRock Liquidity Funds T-Fund Portfolio	24,207,588	$24,207,588

Total Short-Term Investment (Cost $24,207,588)		24,207,588

TOTAL INVESTMENTS - 102.6% (Cost $703,200,375)		694,508,517

OTHER ASSETS & LIABILITIES, NET - (2.6%)		(17,817,339)

NET ASSETS - 100.0%		$676,691,178

Notes to Schedule of Investments

(a)	As of March 31, 2016, the Fund’s composition by sector as a percentage of net assets was as follows:

Industrials	23.3%
Consumer Discretionary	22.3%
Health Care	11.1%
Consumer Staples	9.9%
Financials	9.6%
Materials	8.4%
Information Technology	8.1%
Telecommunication Services	5.5%
Short-Term Investment	3.5%
Others (each less than 3.0%)	0.9%

	102.6%
Other Assets & Liabilities, Net	(2.6%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2016:

		Total Value at March 31, 2016	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$49,247,053	$—	$49,247,053	$—
	Senior Loan Notes	621,053,876	—	621,053,876	—
	Short-Term Investment	24,207,588	24,207,588	—	—

	Total	$694,508,517	$24,207,588	$670,300,929	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-40

B-19

PACIFIC FUNDS

PACIFIC FUNDSSM LIMITED DURATION HIGH INCOME

Schedule of Investments

March 31, 2016

	Principal Amount	Value
CORPORATE BONDS & NOTES - 43.3%

Consumer Discretionary - 11.4%

Beazer Homes USA Inc
5.750% due 06/15/19	$450,000	$400,500
Cablevision Systems Corp
8.625% due 09/15/17	150,000	159,000
CalAtlantic Group Inc
6.625% due 05/01/20	400,000	441,000
CCO Safari II LLC
4.464% due 07/23/22 ~	250,000	262,199
Cedar Fair LP
5.250% due 03/15/21	250,000	260,313
Cequel Communications Holdings I LLC
6.375% due 09/15/20 ~	400,000	398,000
Dollar Tree Inc
5.250% due 03/01/20 ~	250,000	262,813
Landry’s Inc
9.375% due 05/01/20 ~	150,000	158,250
MGM Resorts International
6.750% due 10/01/20	250,000	271,750
NCL Corp Ltd
4.625% due 11/15/20 ~	250,000	252,500
Neiman Marcus Group Ltd LLC
8.000% due 10/15/21 ~	150,000	129,750
New Red Finance Inc (Canada)
4.625% due 01/15/22 ~	250,000	255,000
NPC International Inc
10.500% due 01/15/20	350,000	363,125
Six Flags Entertainment Corp
5.250% due 01/15/21 ~	250,000	258,125

		3,872,325

Consumer Staples - 1.3%

Beverages & More Inc
10.000% due 11/15/18 ~	200,000	180,250
Reynolds Group Issuer Inc (New Zealand)
8.250% due 02/15/21	250,000	256,725

		436,975

Energy - 2.3%

Regency Energy Partners LP
6.500% due 07/15/21	150,000	148,500
Sabine Pass LNG LP
6.500% due 11/01/20	350,000	368,813
Sunoco LP
5.500% due 08/01/20 ~	250,000	249,688

		767,001

Financials - 2.8%

AerCap Ireland Capital Ltd (Netherlands)
4.250% due 07/01/20	500,000	505,625
Jefferies Finance LLC
7.375% due 04/01/20 ~	200,000	174,000
Outfront Media Capital LLC
5.250% due 02/15/22	250,000	257,188

		936,813

Health Care - 3.7%

CHS/Community Health Systems Inc
7.125% due 07/15/20	350,000	332,500
HCA Inc
5.250% due 04/15/25	400,000	413,000
Tenet Healthcare Corp
5.000% due 03/01/19	500,000	496,875

		1,242,375

	Principal Amount	Value
Industrials - 4.2%

Beacon Roofing Supply Inc
6.375% due 10/01/23 ~	$250,000	$266,250
Modular Space Corp
10.250% due 01/31/19 ~	300,000	168,000
The ADT Corp
6.250% due 10/15/21	300,000	303,000
The Hertz Corp
5.875% due 10/15/20	300,000	306,750
TransDigm Inc
5.500% due 10/15/20	250,000	252,000
United Airlines Pass-Through Trust ‘B’
5.375% due 02/15/23	129,532	131,637

		1,427,637

Information Technology - 0.9%

Blackboard Inc
7.750% due 11/15/19 ~	200,000	162,500
NXP BV (Netherlands)
5.750% due 02/15/21 ~	150,000	157,688

		320,188

Materials - 11.5%

ArcelorMittal (Luxembourg)
5.125% due 06/01/20	150,000	144,750
6.125% due 06/01/18	150,000	152,250
Ardagh Finance Holdings SA (Luxembourg)
8.625% PIK due 06/15/19 ~	227,162	220,347
Ardagh Packaging Finance PLC (Ireland)
6.250% due 01/31/19 ~	200,000	198,875
9.125% due 10/15/20 ~	200,000	207,500
Berry Plastics Corp
5.125% due 07/15/23	400,000	406,000
Beverage Packaging Holdings Luxembourg II SA (New Zealand)
6.000% due 06/15/17 ~	250,000	248,906
BWAY Holding Co
9.125% due 08/15/21 ~	200,000	179,500
Coveris Holdings SA (Luxembourg)
7.875% due 11/01/19 ~	250,000	225,000
Hexion Inc
6.625% due 04/15/20	150,000	125,250
Novelis Inc (India)
8.750% due 12/15/20	500,000	507,150
Sappi Papier Holding GmbH (South Africa)
7.750% due 07/15/17 ~	350,000	367,938
Sealed Air Corp
4.875% due 12/01/22 ~	500,000	521,875
Tronox Finance LLC
6.375% due 08/15/20	200,000	155,000
Wise Metals Group LLC (Netherlands)
8.750% due 12/15/18 ~	250,000	221,250

		3,881,591

Telecommunication Services - 4.1%

Hughes Satellite Systems Corp
7.625% due 06/15/21	400,000	447,500
Intelsat Luxembourg SA (Luxembourg)
7.750% due 06/01/21	400,000	121,000
Sprint Communications Inc
6.000% due 11/15/22	150,000	110,438
9.000% due 11/15/18 ~	150,000	157,875
T-Mobile USA Inc
6.464% due 04/28/19	150,000	153,750
6.633% due 04/28/21	150,000	157,500
WaveDivision Escrow LLC
8.125% due 09/01/20 ~	250,000	248,125

		1,396,188

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-40

B-20

PACIFIC FUNDS

PACIFIC FUNDS LIMITED DURATION HIGH INCOME

Schedule of Investments (Continued)

March 31, 2016

	Principal Amount	Value
Utilities - 1.1%

Dynegy Inc
6.750% due 11/01/19	$150,000	$150,000
NRG Energy Inc
7.625% due 01/15/18	200,000	213,500

		363,500

Total Corporate Bonds & Notes (Cost $15,439,584)		14,644,593

SENIOR LOAN NOTES - 52.1%

Consumer Discretionary - 13.6%

Caesars Entertainment Resort Properties LLC Term B
7.000% due 10/11/20 §	244,375	226,777
CEC Entertainment Inc Term B
4.000% due 02/12/21 §	490,000	477,597
ClubCorp Club Operations Inc Term B
4.250% due 12/15/22 §	374,521	372,492
Dollar Tree Inc Term B-1
3.500% due 07/06/22 §	433,576	434,774
Leslie’s Poolmart Inc Tranche B
4.250% due 10/16/19 §	489,229	485,560
New Red Finance Inc Term B-2 (Canada)
3.750% due 12/10/21 §	376,623	376,780
Petco Animal Supplies Inc
Tranche B-1
5.750% due 01/26/23 §	666,667	666,042
Tranche B-2
5.620% due 01/26/23 §	83,333	83,333
Petsmart Inc Tranche B-1
4.250% due 03/11/22 §	744,375	742,235
The Brickman Group Ltd LLC (2nd Lien)
7.500% due 12/17/21 §	300,000	283,000
The Neiman Marcus Group Inc
4.250% due 10/25/20 §	488,775	448,994

		4,597,584

Consumer Staples - 7.4%

Albertson’s LLC
Term B-2
5.500% due 03/21/19 §	245,647	246,020
Term B-4
5.500% due 08/25/21 §	495,000	496,083
BJ’s Wholesale Club Inc (2nd Lien)
8.500% due 03/26/20 §	250,000	230,875
Performance Food Group Inc (2nd Lien)
7.215% due 11/14/19 §	102,125	102,380
Reddy Ice Corp Term B (1st Lien)
6.753% due 05/01/19 §	488,057	408,439
Rite Aid Corp Tranche 1 (2nd Lien)
5.750% due 08/21/20 §	750,000	753,750
US Foods Inc
4.500% due 03/31/19 §	243,125	242,322

		2,479,869

Financials - 4.4%

Amwins Group LLC (1st Lien)
5.250% due 09/06/19 §	737,992	740,145
HUB International Ltd
4.000% due 10/02/20 §	243,775	237,742
RE/MAX LLC
4.250% due 07/31/20 §	205,857	202,941
USI Inc
4.250% due 12/27/19 §	292,500	288,478

		1,469,306

	Principal Amount	Value
Health Care - 8.1%

Alere Inc Term B
4.250% due 06/20/22 §	$748,273	$744,706
CHS/Community Health Systems Inc
Term G
3.750% due 12/31/19 §	34,511	33,974
Term H
4.000% due 01/27/21 §	63,499	62,558
Pharmaceutical Product Development Inc
4.250% due 08/18/22 §	595,500	591,034
Sage Products Holdings III LLC (1st Lien)
4.250% due 12/13/19 §	718,982	718,982
Truven Health Analytics Inc Tranche B
4.500% due 06/06/19 §	598,458	598,084

		2,749,338

Industrials - 8.3%

Accudyne Industries LLC
4.000% due 12/13/19 §	337,434	295,465
AlixPartners LLP
4.500% due 07/15/22 §	398,997	397,834
Crosby US Acquisition Corp (1st Lien)
4.000% due 11/23/20 §	489,975	406,271
EWT Holdings III Corp (1st Lien)
4.750% due 01/15/21 §	293,250	288,118
Gates Global LLC
4.250% due 07/06/21 §	239,631	226,601
Ply Gem Industries Inc
4.000% due 02/01/21 §	455,116	447,531
Rexnord LLC Term B
4.000% due 08/21/20 §	243,750	240,754
Waste Industries USA Inc
4.250% due 02/28/20 §	498,741	501,546

		2,804,120

Information Technology - 5.6%

Applied Systems Inc (1st Lien)
4.308% due 01/25/21 §	349,092	346,037
Avago Technologies Cayman Ltd Term B-1
4.250% due 02/01/23 §	600,000	597,791
First Data Corp Term C-1
3.932% due 03/23/18 §	484,370	484,032
Micro Holding LP Term B
5.250% due 01/15/23 §	463,235	465,957

		1,893,817

Materials - 2.5%

Nexeo Solutions LLC Term B-2
5.000% due 09/08/17 §	375,892	375,265
Quikrete Holdings Inc
(1st Lien)
4.000% due 09/28/20 §	252,407	251,382
(2nd Lien)
7.000% due 03/26/21 §	221,053	221,191

		847,838

Telecommunication Services - 2.2%

WaveDivision Holdings LLC
4.000% due 10/15/19 §	244,318	242,588
Zayo Group
4.500% due 05/06/21 §	498,750	501,010

		743,598

Total Senior Loan Notes (Cost $17,956,011)		17,585,470

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-40

B-21

PACIFIC FUNDS

PACIFIC FUNDS LIMITED DURATION HIGH INCOME

Schedule of Investments (Continued)

March 31, 2016

	Shares	Value
SHORT-TERM INVESTMENT - 2.2%

Money Market Fund - 2.2%

BlackRock Liquidity Funds T-Fund Portfolio	747,215	$747,215

Total Short-Term Investment (Cost $747,215)		747,215

TOTAL INVESTMENTS - 97.6% (Cost $34,142,810)		32,977,278

OTHER ASSETS & LIABILITIES, NET - 2.4%		821,963

NET ASSETS - 100.0%		$33,799,241

Notes to Schedule of Investments

(a)	As of March 31, 2016, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer Discretionary	25.0%
Materials	14.0%
Industrials	12.5%
Health Care	11.8%
Consumer Staples	8.7%
Financials	7.2%
Information Technology	6.5%
Telecommunication Services	6.3%
Others (each less than 3.0%)	5.6%

97.6%
Other Assets & Liabilities, Net	2.4%

100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2016:

		Total Value at March 31, 2016	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$14,644,593	$—	$14,644,593	$—
	Senior Loan Notes	17,585,470	—	17,585,470	—
	Short-Term Investment	747,215	747,215	—	—

	Total	$32,977,278	$747,215	$32,230,063	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-40

B-22

PACIFIC FUNDS

PACIFIC FUNDSSM HIGH INCOME

Schedule of Investments

March 31, 2016

	Shares	Value
COMMON STOCKS - 1.7%

Consumer Discretionary - 0.7%

Cedar Fair LP	5,065	$301,114
Las Vegas Sands Corp	5,615	290,183
MGM Resorts International *	4,340	93,050
Six Flags Entertainment Corp	3,880	215,301

		899,648

Energy - 0.6%

Continental Resources Inc *	4,250	129,030
EOG Resources Inc	2,125	154,233
Kinder Morgan Inc	7,065	126,181
Pioneer Natural Resources Co	1,255	176,629
Sunoco LP	7,600	251,788

		837,861

Financials - 0.4%

Bank of America Corp	35,645	481,920

Total Common Stocks (Cost $2,662,941)		2,219,429

CLOSED-END MUTUAL FUNDS - 1.5%

Eaton Vance Senior Income Trust	87,808	508,408
First Trust Senior Floating Rate Income Fund II	42,132	542,239
Invesco Senior Income Trust	114,023	460,653
Voya Prime Rate Trust	95,481	481,224

Total Closed-End Mutual Funds (Cost $2,201,188)		1,992,524

	Principal Amount
CORPORATE BONDS & NOTES - 86.4%

Consumer Discretionary - 20.7%

99 Cents Only Stores LLC 11.000% due 12/15/19	$850,000	335,748
Argos Merger Sub Inc 7.125% due 03/15/23 ~	530,000	563,123
Beazer Homes USA Inc
5.750% due 06/15/19	75,000	66,748
7.250% due 02/01/23	100,000	78,498
7.500% due 09/15/21	1,425,000	1,172,061
Boyd Gaming Corp 6.875% due 05/15/23	650,000	695,498
Caesars Entertainment Operating Co Inc
9.000% due 02/15/20 Ω	125,000	106,873
11.250% due 06/01/17 Ω	100,000	84,623
Caesars Entertainment Resort Properties LLC
8.000% due 10/01/20	1,550,000	1,525,198
11.000% due 10/01/21	300,000	257,250
Caesars Growth Properties Holdings LLC 9.375% due 05/01/22	300,000	236,100
CalAtlantic Group Inc
5.375% due 10/01/22	100,000	102,750
6.250% due 12/15/21	1,263,000	1,360,883
6.625% due 05/01/20	75,000	82,688
Carrols Restaurant Group Inc 8.000% due 05/01/22	625,000	673,438

	Principal Amount	Value
CCO Holdings LLC
5.375% due 05/01/25 ~	$375,000	$382,500
5.750% due 09/01/23	850,000	884,000
5.875% due 04/01/24 ~	550,000	577,500
CEC Entertainment Inc 8.000% due 02/15/22	1,550,000	1,336,875
Cedar Fair LP 5.375% due 06/01/24	975,000	1,016,438
Cequel Communications Holdings I LLC
5.125% due 12/15/21 ~	300,000	281,250
6.375% due 09/15/20 ~	350,000	348,250
Clear Channel Worldwide Holdings Inc
6.500% due 11/15/22	349,000	349,000
7.625% due 03/15/20	475,000	438,188
ClubCorp Club Operations Inc 8.250% due 12/15/23 ~	850,000	816,000
DISH DBS Corp
5.125% due 05/01/20	50,000	49,750
6.750% due 06/01/21	550,000	569,250
Dollar Tree Inc 5.750% due 03/01/23 ~	625,000	665,234
General Motors Co 6.600% due 04/01/36	400,000	441,494
Greektown Holdings LLC 8.875% due 03/15/19 ~	575,000	592,250
iHeartCommunications Inc
10.000% due 01/15/18	50,000	16,250
11.250% due 03/01/21	100,000	70,375
Jaguar Land Rover Automotive PLC (United Kingdom)
5.625% due 02/01/23 ~	600,000	618,750
Lamar Media Corp 5.750% due 02/01/26 ~	475,000	499,938
Landry’s Holdings II Inc 10.250% due 01/01/18 ~	600,000	598,500
Landry’s Inc 9.375% due 05/01/20 ~	400,000	422,000
Lennar Corp 4.875% due 12/15/23	200,000	201,000
Live Nation Entertainment Inc 5.375% due 06/15/22 ~	1,310,000	1,339,475
MGM Resorts International
6.000% due 03/15/23	1,200,000	1,244,250
6.750% due 10/01/20	150,000	163,050
Neiman Marcus Group Ltd LLC
8.000% due 10/15/21 ~	50,000	43,250
8.750% PIK due 10/15/21 ~	775,000	601,106
Neptune Finco Corp (Netherlands)
6.625% due 10/15/25 ~	500,000	541,825
10.125% due 01/15/23 ~	400,000	429,000
10.875% due 10/15/25 ~	200,000	219,000
New Red Finance Inc (Canada) 4.625% due 01/15/22 ~	650,000	663,000
NPC International Inc 10.500% due 01/15/20	600,000	622,500
Party City Holdings Inc 6.125% due 08/15/23 ~	650,000	672,750
Penn National Gaming Inc 5.875% due 11/01/21	600,000	600,000
PulteGroup Inc 5.500% due 03/01/26	425,000	439,344
Sinclair Television Group Inc
6.125% due 10/01/22	400,000	421,000
6.375% due 11/01/21	450,000	477,000

		26,992,821

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-40

B-23

PACIFIC FUNDS

PACIFIC FUNDS HIGH INCOME

Schedule of Investments (Continued)

March 31, 2016

	Principal Amount	Value
Consumer Staples - 3.7%

Albertson’s Holdings LLC 7.750% due 10/15/22 ~	$832,000	$903,760
Anheuser-Busch InBev Finance Inc (Belgium) 4.700% due 02/01/36	300,000	324,916
Beverages & More Inc 10.000% due 11/15/18 ~	25,000	22,531
JBS Investments GmbH (Brazil) 7.750% due 10/28/20 ~	400,000	398,000
JBS USA LLC (Brazil)
5.750% due 06/15/25 ~	500,000	440,000
7.250% due 06/01/21 ~	250,000	250,250
Post Holdings Inc 7.750% due 03/15/24 ~	650,000	716,625
Reynolds Group Issuer Inc (New Zealand) 8.250% due 02/15/21	650,000	667,485
Rite Aid Corp
6.125% due 04/01/23 ~	800,000	851,000
6.750% due 06/15/21	250,000	264,688

		4,839,255

Energy - 8.0%

Calumet Specialty Products Partners LP 6.500% due 04/15/21	750,000	536,250
Concho Resources Inc
5.500% due 10/01/22	125,000	123,438
5.500% due 04/01/23	300,000	295,500
Continental Resources Inc 3.800% due 06/01/24	300,000	242,064
Diamondback Energy Inc 7.625% due 10/01/21	250,000	258,750
Energy Transfer Equity LP 5.875% due 01/15/24	325,000	279,500
EP Energy LLC
6.375% due 06/15/23	500,000	232,500
7.750% due 09/01/22	225,000	105,750
Freeport-McMoran Oil & Gas LLC 6.875% due 02/15/23	325,000	250,250
Halcon Resources Corp
8.625% due 02/01/20 ~	275,000	196,281
12.000% due 02/15/22 ~	77,000	51,398
Hilcorp Energy I LP 7.625% due 04/15/21 ~	725,000	694,188
MEG Energy Corp (Canada) 6.500% due 03/15/21 ~	500,000	304,375
Memorial Resource Development Corp 5.875% due 07/01/22	460,000	391,000
MPLX LP 4.875% due 06/01/25 ~	200,000	182,768
Newfield Exploration Co
5.375% due 01/01/26	300,000	274,500
5.750% due 01/30/22	325,000	318,906
QEP Resources Inc 6.875% due 03/01/21	450,000	415,125
Rice Energy Inc 7.250% due 05/01/23	275,000	242,000
Rose Rock Midstream LP 5.625% due 11/15/23	600,000	393,000
RSP Permian Inc 6.625% due 10/01/22	250,000	248,750
Sabine Pass Liquefaction LLC 5.625% due 03/01/25	2,100,000	2,010,750
Sanchez Energy Corp 7.750% due 06/15/21	275,000	159,500
Summit Midstream Holdings LLC 5.500% due 08/15/22	400,000	286,000
Sunoco Finance Corp 5.500% due 08/01/20 ~	425,000	424,469

	Principal Amount	Value
Targa Resources Partners LP
6.625% due 10/01/20 ~	$800,000	$794,000
6.750% due 03/15/24 ~	50,000	49,375
Whiting Petroleum Corp 6.250% due 04/01/23	475,000	319,438
WPX Energy Inc 6.000% due 01/15/22	425,000	312,375

		10,392,200

Financials - 5.5%

Ally Financial Inc 5.750% due 11/20/25	850,000	835,125
Equinix Inc REIT
4.875% due 04/01/20	750,000	779,625
5.375% due 04/01/23	25,000	26,000
ESH Hospitality Inc REIT 5.250% due 05/01/25 ~	850,000	834,063
iStar Inc REIT 6.500% due 07/01/21	275,000	269,500
Jefferies Finance LLC 7.375% due 04/01/20 ~	1,700,000	1,479,000
Lincoln Finance Ltd (Netherlands) 7.375% due 04/15/21 ~	200,000	208,750
MPT Operating Partnership LP REIT 6.375% due 03/01/24	75,000	79,313
Ocwen Financial Corp 6.625% due 05/15/19	325,000	256,750
Outfront Media Capital LLC
5.250% due 02/15/22	225,000	231,469
5.875% due 03/15/25	750,000	784,688
RHP Hotel Properties LP REIT 5.000% due 04/15/23	750,000	770,625
The Howard Hughes Corp 6.875% due 10/01/21 ~	675,000	668,250

		7,223,158

Health Care - 6.3%

Capsugel SA 7.000% PIK due 05/15/19 ~	74,000	74,509
CHS/Community Health Systems Inc 6.875% due 02/01/22	525,000	476,438
DPx Holdings BV 7.500% due 02/01/22 ~	600,000	599,250
HCA Inc
5.250% due 04/15/25	2,150,000	2,219,875
5.250% due 06/15/26	300,000	308,250
Jaguar Holding Co II 6.375% due 08/01/23 ~	500,000	514,650
JLL/Delta Dutch Pledgeco BV (Netherlands) 8.750% PIK due 05/01/20 ~	275,000	268,813
MEDNAX Inc 5.250% due 12/01/23 ~	575,000	599,438
Prospect Medical Holdings Inc 8.375% due 05/01/19 ~	375,000	388,125
Quintiles Transnational Corp 4.875% due 05/15/23 ~	750,000	770,348
Tenet Healthcare Corp
5.000% due 03/01/19	75,000	74,531
6.750% due 02/01/20	400,000	402,000
6.750% due 06/15/23	250,000	240,625
Valeant Pharmaceuticals International Inc
5.375% due 03/15/20 ~	400,000	328,000
5.500% due 03/01/23 ~	850,000	669,375
7.500% due 07/15/21 ~	250,000	209,530

		8,143,757

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-40

B-24

PACIFIC FUNDS

PACIFIC FUNDS HIGH INCOME

Schedule of Investments (Continued)

March 31, 2016

	Principal Amount	Value
Industrials - 14.9%

AAF Holdings LLC 12.000% PIK due 07/01/19 ~	$109,869	$96,135
Accudyne Industries LLC (Luxembourg) 7.750% due 12/15/20 ~	300,000	238,500
Advanced Disposal Services Inc 8.250% due 10/01/20	875,000	896,788
Ahern Rentals Inc 7.375% due 05/15/23 ~	650,000	451,750
Air Canada Pass-Through Trust ‘B’ (Canada) 5.375% due 11/15/22 ~	84,635	82,202
Aircastle Ltd 5.000% due 04/01/23	150,000	151,125
Allegion PLC 5.875% due 09/15/23	500,000	527,500
Allegion US Holding Co Inc 5.750% due 10/01/21	100,000	105,250
American Airlines Class B Pass-Through Trust 5.250% due 07/15/25	1,000,000	1,006,250
American Builders & Contractors Supply Co Inc 5.750% due 12/15/23 ~	450,000	469,125
Apex Tool Group LLC 7.000% due 02/01/21 ~	650,000	529,750
Avation Capital SA (United Kingdom) 7.500% due 05/27/20 ~	600,000	547,500
Avis Budget Group
5.125% due 06/01/22 ~	200,000	190,498
6.375% due 04/01/24 ~	275,000	276,373
CPG Merger Sub LLC 8.000% due 10/01/21 ~	650,000	609,375
IHS Inc 5.000% due 11/01/22	675,000	702,844
International Lease Finance Corp (Netherlands)
4.625% due 04/15/21	1,625,000	1,669,688
6.250% due 05/15/19	150,000	160,313
Manitowoc Foodservice Inc 9.500% due 02/15/24 ~	440,000	481,800
Masco Corp
4.450% due 04/01/25	600,000	625,380
7.750% due 08/01/29	75,000	84,938
Modular Space Corp 10.250% due 01/31/19 ~	450,000	252,000
Nortek Inc 8.500% due 04/15/21	745,000	776,663
Sensata Technologies BV 5.625% due 11/01/24 ~	550,000	574,063
The ADT Corp 6.250% due 10/15/21	1,050,000	1,060,500
TMS International Corp 7.625% due 10/15/21 ~	675,000	413,438
TransDigm Inc 5.500% due 10/15/20	1,600,000	1,612,800
United Airlines Pass-Through Trust ‘B’
4.625% due 03/03/24	570,568	573,424
4.750% due 10/11/23	71,407	70,424
5.375% due 02/15/23	43,177	43,879
United Rentals North America Inc
4.625% due 07/15/23	400,000	399,000
5.500% due 07/15/25	750,000	743,438
7.625% due 04/15/22	200,000	214,000
Univar Inc 6.750% due 07/15/23 ~	650,000	641,875
US Airways Pass-Through Trust ‘B’ 5.375% due 05/15/23	514,627	515,271
USG Corp 5.875% due 11/01/21 ~	850,000	892,500

	Principal Amount	Value
Virgin Australia Trust ‘B’ (Australia) 6.000% due 04/23/22 ~	$31,968	$32,328
ZF North America Capital Inc (Germany) 4.500% due 04/29/22 ~	650,000	665,438

		19,384,125

Information Technology - 3.0%

Blackboard Inc 7.750% due 11/15/19 ~	775,000	629,688
Commscope Technologies Finance LLC 6.000% due 06/15/25 ~	625,000	637,500
First Data Corp
5.000% due 01/15/24 ~	125,000	125,625
5.375% due 08/15/23 ~	700,000	720,125
5.750% due 01/15/24 ~	100,000	100,365
7.000% due 12/01/23 ~	50,000	50,688
Infor Software Parent LLC 7.125% PIK due 05/01/21 ~	675,000	507,938
Infor US Inc 6.500% due 05/15/22	125,000	114,375
Microsemi Corp 9.125% due 04/15/23 ~	375,000	413,438
NXP BV (Netherlands) 5.750% due 02/15/21 ~	625,000	657,031

		3,956,773

Materials - 12.9%

AK Steel Corp 7.625% due 05/15/20	450,000	283,500
Aleris International Inc 9.500% due 04/01/21 ~	125,000	127,734
ArcelorMittal (Luxembourg)
6.125% due 06/01/25	200,000	186,000
6.500% due 03/01/21	1,175,000	1,163,250
8.000% due 10/15/39	300,000	262,500
Ardagh Finance Holdings SA (Luxembourg) 8.625% PIK due 06/15/19 ~	544,055	527,733
Ardagh Packaging Finance PLC (Ireland)
6.250% due 01/31/19 ~	950,000	944,656
7.000% due 11/15/20 ~	61,765	59,140
Berry Plastics Corp
5.125% due 07/15/23	800,000	812,000
6.000% due 10/15/22 ~	375,000	394,688
Beverage Packaging Holdings Luxembourg II SA (New Zealand)
6.000% due 06/15/17 ~	1,325,000	1,319,203
Blue Cube Spinco Inc 9.750% due 10/15/23 ~	400,000	459,000
BWAY Holding Co 9.125% due 08/15/21 ~	850,000	762,875
Constellium NV (Netherlands) 7.875% due 04/01/21 ~	250,000	250,408
Coveris Holdings SA (Luxembourg) 7.875% due 11/01/19 ~	991,000	891,900
Freeport-McMoRan Inc 3.550% due 03/01/22	850,000	597,125
Glencore Finance Canada Ltd (Switzerland) 4.250% due 10/25/22 ~	400,000	334,459
Glencore Funding LLC (Switzerland) 4.125% due 05/30/23 ~	325,000	266,082
Hexion Inc 6.625% due 04/15/20	975,000	814,125
INEOS Group Holdings SA (Switzerland) 6.125% due 08/15/18 ~	600,000	612,372
Louisiana-Pacific Corp 7.500% due 06/01/20	625,000	652,344
Mustang Merger Corp 8.500% due 08/15/21 ~	350,000	363,125
Novelis Inc (India) 8.750% due 12/15/20	750,000	760,725

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-40

B-25

PACIFIC FUNDS

PACIFIC FUNDS HIGH INCOME

Schedule of Investments (Continued)

March 31, 2016

	Principal Amount	Value
Owens-Brockway Glass Container Inc 5.875% due 08/15/23 ~	$650,000	$678,438
Sealed Air Corp
4.875% due 12/01/22 ~	550,000	574,063
5.125% due 12/01/24 ~	25,000	26,063
5.500% due 09/15/25 ~	350,000	367,938
Summit Materials LLC
6.125% due 07/15/23	480,000	458,400
8.500% due 04/15/22 ~	100,000	103,750
Tronox Finance LLC 6.375% due 08/15/20	928,000	719,200
Wise Metals Group LLC (Netherlands) 8.750% due 12/15/18 ~	850,000	752,250
Wise Metals Intermediate Holdings LLC (Netherlands)
9.750% PIK due 06/15/19 ~	775,000	356,500

		16,881,546

Telecommunication Services - 8.5%

Cogent Communications Finance Inc 5.625% due 04/15/21 ~	600,000	582,000
Cogent Communications Group Inc 5.375% due 03/01/22 ~	150,000	148,125
Frontier Communications Corp
8.875% due 09/15/20 ~	225,000	235,688
10.500% due 09/15/22 ~	650,000	668,688
11.000% due 09/15/25 ~	200,000	201,750
Hughes Satellite Systems Corp 7.625% due 06/15/21	1,100,000	1,230,625
Intelsat Jackson Holdings SA (Luxembourg)
7.250% due 10/15/20	900,000	585,000
8.000% due 02/15/24 ~	200,000	206,500
Intelsat Luxembourg SA (Luxembourg) 7.750% due 06/01/21	675,000	204,188
Level 3 Financing Inc
5.250% due 03/15/26 ~	575,000	580,750
6.125% due 01/15/21	75,000	78,750
7.000% due 06/01/20	900,000	939,150
Sprint Communications Inc 7.000% due 03/01/20 ~	100,000	100,500
Sprint Corp (Japan)
7.250% due 09/15/21	750,000	576,563
7.625% due 02/15/25	3,100,000	2,317,250
T-Mobile USA Inc
6.000% due 04/15/24	100,000	101,500
6.250% due 04/01/21	1,315,000	1,387,062
6.375% due 03/01/25	100,000	102,750
6.625% due 04/01/23	500,000	528,750
6.633% due 04/28/21	300,000	315,000

		11,090,589

Utilities - 2.9%

Calpine Corp
5.375% due 01/15/23	200,000	194,876
5.875% due 01/15/24 ~	200,000	211,000
6.000% due 01/15/22 ~	450,000	476,156
Dynegy Inc 7.625% due 11/01/24	1,100,000	1,003,750
GenOn Energy Inc 9.875% due 10/15/20	775,000	503,750
NRG Energy Inc 7.875% due 05/15/21	768,000	768,960
Talen Energy Supply LLC 6.500% due 06/01/25	800,000	668,000

		3,826,492

Total Corporate Bonds & Notes (Cost $121,250,113)		112,730,716

	Principal Amount	Value
SENIOR LOAN NOTES - 2.4%

Consumer Discretionary - 0.8%

CDS US Intermediate Holdings Inc (2nd Lien) 9.250% due 07/10/23 §	$150,000	$137,250
iHeartCommunications Inc Tranche D 7.180% due 01/30/19 §	500,000	343,646
The Brickman Group Ltd LLC (2nd Lien) 7.500% due 12/17/21 §	650,000	613,166

		1,094,062

Consumer Staples - 0.8%

Albertson’s LLC Term B-4 5.500% due 08/25/21 §	247,500	248,042
US Foods Inc 4.500% due 03/31/19 §	741,738	739,288

		987,330

Industrials - 0.4%

EWT Holdings III Corp (2nd Lien) 8.500% due 01/15/22 §	500,000	468,750

Materials - 0.4%

FMG Resources Property Ltd (Australia) 4.250% due 06/30/19 §	645,812	547,326

Total Senior Loan Notes (Cost $3,357,600)		3,097,468

	Shares
SHORT-TERM INVESTMENT - 6.2%

Money Market Fund - 6.2%

BlackRock Liquidity Funds T-Fund Portfolio	8,039,295	8,039,295

Total Short-Term Investment (Cost $8,039,295)		8,039,295

TOTAL INVESTMENTS - 98.2% (Cost $137,511,137)		128,079,432

OTHER ASSETS & LIABILITIES, NET - 1.8%		2,358,233

NET ASSETS - 100.0%		$130,437,665

Notes to Schedule of Investments

(a)	As of March 31, 2016, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer Discretionary	22.2%
Industrials	15.3%
Materials	13.3%
Energy	8.6%
Telecommunication Services	8.5%
Health Care	6.3%
Short-Term Investment	6.2%
Financials	5.9%
Consumer Staples	4.5%
Information Technology	3.0%
Others (each less than 3.0%)	4.4%

98.2%
Other Assets & Liabilities, Net	1.8%

100.0%

(b)	Investments with a total aggregate value of $191,496 or 0.1% of the Fund’s net assets were in default as of March 31, 2016.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-40

B-26

PACIFIC FUNDS

PACIFIC FUNDS HIGH INCOME

Schedule of Investments (Continued)

March 31, 2016

(c)	Swap agreements outstanding as of March 31, 2016 were as follows:

Total Return Swaps

Receive Total Return	Pay	Counter- party	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
iBoxx Liquid High Yield Index	3-month USD-LIBOR	MSC	12/20/16	$2,000,000	$92,460	$—	$92,460

(d)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2016:

		Total Value at March 31, 2016	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$2,219,429	$2,219,429	$—	$—
	Closed-End Mutual Funds	1,992,524	1,992,524	—	—
	Corporate Bonds & Notes	112,730,716	—	112,730,716	—
	Senior Loan Notes	3,097,468	—	3,097,468	—
	Short-Term Investment	8,039,295	8,039,295	—	—
	Derivatives:
	Interest Rate Contracts
	Swaps	92,460	—	92,460	—

		$128,171,892	$12,251,248	$115,920,644	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-40

B-27

PACIFIC FUNDS

PACIFIC FUNDSSM LARGE-CAP

Schedule of Investments

March 31, 2016

	Shares	Value
COMMON STOCKS - 94.7%

Consumer Discretionary - 13.8%

Best Buy Co Inc	1,018	$33,024
CBS Corp ‘B’	909	50,077
Comcast Corp ‘A’	1,305	79,710
Ford Motor Co	3,555	47,993
McDonald’s Corp	525	65,982
PulteGroup Inc	2,964	55,456
Target Corp	803	66,071
The Goodyear Tire & Rubber Co	1,237	40,796
The Home Depot Inc	531	70,851
The Walt Disney Co	709	70,411

		580,371

Consumer Staples - 5.8%

Coca-Cola Enterprises Inc	970	49,218
Ingredion Inc	316	33,746
PepsiCo Inc	784	80,344
The Kroger Co	1,125	43,031
The Procter & Gamble Co	471	38,768

		245,107

Energy - 7.7%

Antero Resources Corp *	801	19,921
Chevron Corp	441	42,072
ConocoPhillips	1,390	55,975
Exxon Mobil Corp	955	79,828
Marathon Petroleum Corp	788	29,298
Occidental Petroleum Corp	694	47,490
Valero Energy Corp	738	47,335

		321,919

Financials - 15.1%

Ameriprise Financial Inc	461	43,339
Bank of America Corp	5,650	76,388
Boston Properties Inc REIT	367	46,638
Chubb Ltd	352	41,941
Citigroup Inc	1,493	62,333
Discover Financial Services	538	27,395
JPMorgan Chase & Co	1,422	84,211
M&T Bank Corp	389	43,179
MetLife Inc	1,351	59,363
New York Community Bancorp Inc	1,282	20,384
SunTrust Banks Inc	1,065	38,425
The Allstate Corp	650	43,791
The Macerich Co REIT	573	45,405

		632,792

Health Care - 13.2%

Abbott Laboratories	1,253	52,413
Amgen Inc	361	54,125
Biogen Inc *	201	52,324
Gilead Sciences Inc	844	77,530
Johnson & Johnson	1,012	109,498
Medtronic PLC	561	42,075
Merck & Co Inc	1,424	75,344
Pfizer Inc	2,978	88,268

		551,577

Industrials - 8.7%

Delta Air Lines Inc	799	38,895
Fluor Corp	910	48,867
General Electric Co	1,499	47,653
ManpowerGroup Inc	563	45,839
Northrop Grumman Corp	276	54,620
Spirit AeroSystems Holdings Inc ‘A’ *	996	45,179
The Boeing Co	149	18,914
Waste Management Inc	1,113	65,667

		365,634

	Shares	Value
Information Technology - 20.0%

Accenture PLC ‘A’	381	$43,968
Alphabet Inc ‘A’ *	98	74,764
Alphabet Inc ‘C’ *	99	73,750
Apple Inc	1,826	199,016
Cisco Systems Inc	2,998	85,353
Intel Corp	1,728	55,901
Juniper Networks Inc	1,540	39,285
Microsoft Corp	2,823	155,914
Nuance Communications Inc *	1,081	20,204
Oracle Corp	765	31,296
QUALCOMM Inc	1,177	60,192

		839,643

Materials - 2.8%

International Paper Co	1,383	56,758
The Dow Chemical Co	1,158	58,896

		115,654

Telecommunication Services - 4.0%

AT&T Inc	1,755	68,743
Verizon Communications Inc	1,848	99,940

		168,683

Utilities - 3.6%

American Electric Power Co Inc	882	58,565
Edison International	633	45,506
Public Service Enterprise Group Inc	979	46,150

		150,221

Total Common Stocks (Cost $3,888,426)		3,971,601

SHORT-TERM INVESTMENT - 7.9%

Money Market Fund - 7.9%

BlackRock Liquidity Funds T-Fund Portfolio	332,093	332,093

Total Short-Term Investment (Cost $332,093)		332,093

TOTAL INVESTMENTS - 102.6% (Cost $4,220,519)		4,303,694

OTHER ASSETS & LIABILITIES, NET - (2.6%)		(110,461)

NET ASSETS - 100.0%		$4,193,233

Notes to Schedule of Investments

(a)	As of March 31, 2016, the Fund’s composition by sector as a percentage of net assets was as follows:

Information Technology	20.0%
Financials	15.1%
Consumer Discretionary	13.8%
Health Care	13.2%
Industrials	8.7%
Short-Term Investment	7.9%
Energy	7.7%
Consumer Staples	5.8%
Telecommunication Services	4.0%
Utilities	3.6%
Others (each less than 3.0%)	2.8%

	102.6%
Other Assets & Liabilities, Net	(2.6%	)

	100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-40

B-28

PACIFIC FUNDS

PACIFIC FUNDS LARGE-CAP

Schedule of Investments (Continued)

March 31, 2016

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2016:

		Total Value at March 31, 2016	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$3,971,601	$3,971,601	$—	$—
	Short-Term Investment	332,093	332,093	—	—

	Total	$4,303,694	$4,303,694	$—	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-40

B-29

PACIFIC FUNDS

PACIFIC FUNDSSM LARGE-CAP VALUE

Schedule of Investments

March 31, 2016

	Shares	Value
COMMON STOCKS - 91.3%

Consumer Discretionary - 8.5%

CBS Corp ‘B’	488	$26,884
Comcast Corp ‘A’	550	33,594
Macy’s Inc	522	23,015
PulteGroup Inc	1,608	30,086
Target Corp	565	46,488
The Home Depot Inc	218	29,088
Time Warner Inc	301	21,838

		210,993

Consumer Staples - 4.7%

Coca-Cola Enterprises Inc	333	16,896
PepsiCo Inc	290	29,719
Pinnacle Foods Inc	450	20,106
The Kroger Co	391	14,956
The Procter & Gamble Co	428	35,229

		116,906

Energy - 10.4%

Chevron Corp	431	41,117
ConocoPhillips	1,029	41,438
EOG Resources Inc	578	41,951
Exxon Mobil Corp	1,251	104,571
Valero Energy Corp	430	27,580

		256,657

Financials - 24.1%

American Express Co	369	22,657
American International Group Inc	509	27,511
Ameriprise Financial Inc	255	23,972
Bank of America Corp	4,062	54,918
Berkshire Hathaway Inc ‘B’ *	103	14,614
Boston Properties Inc REIT	193	24,526
Chubb Ltd	287	34,196
Discover Financial Services	586	29,839
Equity Lifestyle Properties Inc REIT	400	29,092
Equity Residential REIT	283	21,233
JPMorgan Chase & Co	1,179	69,820
M&T Bank Corp	306	33,966
MetLife Inc	768	33,746
New York Community Bancorp Inc	1,627	25,869
Public Storage REIT	80	22,066
Raymond James Financial Inc	341	16,235
SunTrust Banks Inc	647	23,344
The Allstate Corp	584	39,344
Wells Fargo & Co	1,035	50,053

		597,001

Health Care - 12.4%

Amgen Inc	135	20,241
Becton Dickinson and Co	157	23,836
Biogen Inc *	71	18,483
Cardinal Health Inc	343	28,109
Gilead Sciences Inc	302	27,742
Johnson & Johnson	576	62,323
Merck & Co Inc	1,048	55,450
Pfizer Inc	2,415	71,581

		307,765

Industrials - 8.5%

3M Co	72	11,997
Fluor Corp	428	22,984
General Electric Co	1,139	36,209
JetBlue Airways Corp *	977	20,634
ManpowerGroup Inc	387	31,510
Northrop Grumman Corp	210	41,559
Raytheon Co	134	16,432
Waste Management Inc	492	29,028

		210,353

	Shares	Value
Information Technology - 11.8%

Amdocs Ltd	497	$30,029
Apple Inc	244	26,594
Cisco Systems Inc	1,974	56,200
Intel Corp	870	28,145
Juniper Networks Inc	614	15,663
Microsoft Corp	1,393	76,935
Nuance Communications Inc *	1,338	25,007
QUALCOMM Inc	674	34,468

		293,041

Materials - 3.0%

International Paper Co	938	38,496
LyondellBasell Industries NV ‘A’	153	13,094
The Dow Chemical Co	432	21,972

		73,562

Telecommunication Services - 3.2%

AT&T Inc	1,197	46,886
Verizon Communications Inc	606	32,772

		79,658

Utilities - 4.7%

American Electric Power Co Inc	711	47,210
DTE Energy Co	332	30,099
Edison International	546	39,252

		116,561

Total Common Stocks (Cost $2,170,353)		2,262,497

SHORT-TERM INVESTMENT - 8.9%

Money Market Fund - 8.9%

BlackRock Liquidity Funds T-Fund Portfolio	221,479	221,479

Total Short-Term Investment (Cost $221,479)		221,479

TOTAL INVESTMENTS - 100.2% (Cost $2,391,832)		2,483,976

OTHER ASSETS & LIABILITIES, NET - (0.2%)		(6,182)

NET ASSETS - 100.0%		$2,477,794

Notes to Schedule of Investments

(a)	As of March 31, 2016, the Fund’s composition by sector as a percentage of net assets was as follows:

Financials	24.1%
Health Care	12.4%
Information Technology	11.8%
Energy	10.4%
Short-Term Investment	8.9%
Consumer Discretionary	8.5%
Industrials	8.5%
Consumer Staples	4.7%
Utilities	4.7%
Telecommunication Services	3.2%
Materials	3.0%

	100.2%
Other Assets & Liabilities, Net	(0.2%	)

	100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-40

B-30

PACIFIC FUNDS

PACIFIC FUNDS LARGE-CAP VALUE

Schedule of Investments (Continued)

March 31, 2016

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2016:

		Total Value at March 31, 2016	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$2,262,497	$2,262,497	$—	$—
	Short-Term Investment	221,479	221,479	—	—

	Total	$2,483,976	$2,483,976	$—	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-40

B-31

PACIFIC FUNDS

PACIFIC FUNDSSM SMALL/MID-CAP

Schedule of Investments

March 31, 2016

	Shares	Value
RIGHTS - 0.0%

Dyax Corp - Contingent Value Right * +	142	$158

Total Rights (Cost $0)		158

COMMON STOCKS - 92.8%

Consumer Discretionary - 14.3%

Big Lots Inc	1,123	50,858
Brinker International Inc	582	26,743
Cooper-Standard Holding Inc *	805	57,831
Dick’s Sporting Goods Inc	1,230	57,503
Foot Locker Inc	960	61,920
Francesca’s Holdings Corp *	2,721	52,134
G-III Apparel Group Ltd *	727	35,543
Hanesbrands Inc	2,251	63,793
Lithia Motors Inc ‘A’	497	43,403
Marriott Vacations Worldwide Corp	700	47,250
Outerwall Inc	258	9,543
Pool Corp	813	71,333
PulteGroup Inc	1,963	36,728
Red Robin Gourmet Burgers Inc *	386	24,885
Service Corp International	1,810	44,671
Sonic Corp	2,399	84,349
Steven Madden Ltd *	1,235	45,744
Texas Roadhouse Inc	1,583	68,987
The Cheesecake Factory Inc	861	45,710
The Children’s Place Inc	515	42,987
Vail Resorts Inc	489	65,379
Wolverine World Wide Inc	1,719	31,664
Wyndham Worldwide Corp	472	36,075

		1,105,033

Consumer Staples - 2.1%

Dean Foods Co	3,513	60,845
Flowers Foods Inc	3,633	67,065
J&J Snack Foods Corp	324	35,083

		162,993

Energy - 1.5%

Bristow Group Inc	441	8,344
Energen Corp	903	33,041
EP Energy Corp ‘A’ *	5,084	22,980
US Silica Holdings Inc	1,123	25,515
Western Refining Inc	950	27,636

		117,516

Financials - 21.0%

American Equity Investment Life Holding Co	306	5,141
American Financial Group Inc	1,031	72,551
Axis Capital Holdings Ltd	1,143	63,391
Berkshire Hills Bancorp Inc	1,713	46,063
Brixmor Property Group Inc REIT	1,974	50,574
DCT Industrial Trust Inc REIT	1,388	54,784
Douglas Emmett Inc REIT	1,911	57,540
Endurance Specialty Holdings Ltd	240	15,682
Equity Lifestyle Properties Inc REIT	962	69,966
Highwoods Properties Inc REIT	1,316	62,918
Huntington Bancshares Inc	5,786	55,198
Mack-Cali Realty Corp REIT	2,885	67,798
MarketAxess Holdings Inc	613	76,521
Mid-America Apartment Communities Inc REIT	724	74,000
National Retail Properties Inc REIT	1,445	66,759
PacWest Bancorp	1,722	63,972
Pinnacle Financial Partners Inc	590	28,945
Potlatch Corp REIT	701	22,082
PS Business Parks Inc REIT	763	76,689

	Shares	Value
Radian Group Inc	3,498	$43,375
Raymond James Financial Inc	923	43,944
Reinsurance Group of America Inc	505	48,606
Retail Properties of America Inc ‘A’ REIT	1,850	29,323
Signature Bank *	512	69,693
Talmer Bancorp Inc ‘A’	1,710	30,934
The Hanover Insurance Group Inc	714	64,417
The Navigators Group Inc *	425	35,645
Umpqua Holdings Corp	3,378	53,575
Webster Financial Corp	1,804	64,764
Wintrust Financial Corp	999	44,296
WisdomTree Investments Inc	1,880	21,488
Zions Bancorp	1,941	46,992

		1,627,626

Health Care - 13.7%

Acorda Therapeutics Inc *	1,319	34,888
Align Technology Inc *	1,130	82,140
AMAG Pharmaceuticals Inc *	899	21,037
Amedisys Inc *	1,053	50,902
Charles River Laboratories International Inc *	886	67,283
Cynosure Inc ‘A’ *	1,300	57,356
DENTSPLY SIRONA Inc	1,175	72,392
Horizon Pharma PLC *	2,615	43,331
Inogen Inc *	656	29,507
Insys Therapeutics Inc *	1,272	20,339
Ionis Pharmaceuticals Inc *	950	38,475
LHC Group Inc *	847	30,119
Masimo Corp *	939	39,288
MEDNAX Inc *	888	57,383
Molina Healthcare Inc *	777	50,109
NuVasive Inc *	1,300	63,245
Phibro Animal Health Corp ‘A’	1,250	33,800
Quintiles Transnational Holdings Inc *	1,016	66,142
STERIS PLC	723	51,369
Supernus Pharmaceuticals Inc *	2,722	41,511
The Cooper Cos Inc	406	62,512
United Therapeutics Corp *	436	48,583

		1,061,711

Industrials - 13.9%

AAR Corp	1,338	31,135
Aerojet Rocketdyne Holdings Inc *	2,817	46,142
Alaska Air Group Inc	383	31,414
American Woodmark Corp *	834	62,208
ArcBest Corp	1,112	24,008
Barnes Group Inc	1,379	48,306
Beacon Roofing Supply Inc *	1,229	50,401
Chicago Bridge & Iron Co NV (Netherlands)	1,385	50,677
Deluxe Corp	1,203	75,175
EMCOR Group Inc	1,206	58,612
EnerSys	822	45,802
Hub Group Inc *	705	28,757
Insperity Inc	1,093	56,541
ITT Corp	1,491	55,003
Kirby Corp *	633	38,164
Lydall Inc *	1,022	33,235
ManpowerGroup Inc	795	64,729
Moog Inc ‘A’ *	467	21,333
Ryder System Inc	1,028	66,594
TrueBlue Inc *	1,837	48,038
Wabash National Corp *	4,237	55,928
Watsco Inc	595	80,170

		1,072,372

Information Technology - 19.0%

Aspen Technology Inc *	1,375	49,679
AVG Technologies NV *	2,555	53,016
Avnet Inc	1,271	56,305
Cardtronics Inc *	1,200	43,188

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-40

B-32

PACIFIC FUNDS

PACIFIC FUNDS SMALL/MID-CAP

Schedule of Investments (Continued)

March 31, 2016

	Shares	Value
Convergys Corp	2,260	$62,760
Diebold Inc	2,188	63,255
DST Systems Inc	616	69,466
Electronics for Imaging Inc *	1,236	52,394
Euronet Worldwide Inc *	894	66,254
Fleetmatics Group PLC *	1,303	53,045
Ingram Micro Inc ‘A’	494	17,740
j2 Global Inc	1,061	65,336
Manhattan Associates Inc *	661	37,591
Microsemi Corp	2,045	78,344
MicroStrategy Inc ‘A’ *	329	59,128
NeuStar Inc ‘A’ *	2,689	66,149
Nuance Communications Inc *	3,153	58,930
Polycom Inc *	3,759	41,913
PTC Inc *	1,343	44,534
RealPage Inc *	3,225	67,209
Silicon Laboratories Inc *	1,024	46,039
Stamps.com Inc *	755	80,241
Take-Two Interactive Software Inc *	2,208	83,175
TiVo Inc *	4,937	46,951
VeriFone Systems Inc *	2,209	62,382
Web.com Group Inc *	2,513	49,808

		1,474,832

Materials - 4.1%

Graphic Packaging Holding Co	6,147	78,989
Kaiser Aluminum Corp	663	56,050
Kraton Performance Polymers Inc *	2,400	41,520
PolyOne Corp	1,415	42,804
US Concrete Inc *	990	58,984
WestRock Co	1,057	41,255

		319,602

Utilities - 3.2%

Avista Corp	1,223	49,874
Black Hills Corp	1,047	62,956
CMS Energy Corp	1,775	75,331
Portland General Electric Co	1,441	56,905

		245,066

Total Common Stocks (Cost $6,887,409)		7,186,751

	Shares	Value
SHORT-TERM INVESTMENT - 5.7%

Money Market Fund - 5.7%

BlackRock Liquidity Funds T-Fund Portfolio	443,485	$443,485

Total Short-Term Investment (Cost $443,485)		443,485

TOTAL INVESTMENTS - 98.5% (Cost $7,330,894)		7,630,394

OTHER ASSETS & LIABILITIES, NET - 1.5%		112,980

NET ASSETS - 100.0%		$7,743,374

Notes to Schedule of Investments

(a)	As of March 31, 2016, the Fund’s composition by sector as a percentage of net assets was as follows:

Financials	21.0%
Information Technology	19.0%
Consumer Discretionary	14.3%
Industrials	13.9%
Health Care	13.7%
Short-Term Investment	5.7%
Materials	4.1%
Utilities	3.2%
Others (each less than 3.0%)	3.6%

98.5%
Other Assets & Liabilities, Net	1.5%

100.0%

(b)	An investment with a value of $158 or less than 0.1% of the Fund’s net assets was valued by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee or to the Board of Trustees.

(c)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2016:

		Total Value at March 31, 2016	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Rights	$158	$—	$—	$158
	Common Stocks	7,186,751	7,186,751	—	—
	Short-Term Investment	443,485	443,485	—	—

	Total	$7,630,394	$7,630,236	$—	$158

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-40

B-33

PACIFIC FUNDS

PACIFIC FUNDSSM SMALL-CAP

Schedule of Investments

March 31, 2016

	Shares	Value
COMMON STOCKS - 90.8%

Consumer Discretionary - 13.5%

Big Lots Inc	201	$9,103
Cooper-Standard Holding Inc *	114	8,190
Express Inc *	426	9,121
Francesca’s Holdings Corp *	332	6,361
G-III Apparel Group Ltd *	199	9,729
HSN Inc	90	4,708
JAKKS Pacific Inc *	440	3,274
Lithia Motors Inc ‘A’	104	9,082
Marriott Vacations Worldwide Corp	125	8,438
Outerwall Inc	100	3,699
Papa John’s International Inc	155	8,399
Pool Corp	87	7,633
Red Robin Gourmet Burgers Inc *	76	4,900
Sonic Corp	406	14,275
Steven Madden Ltd *	225	8,334
Texas Roadhouse Inc	277	12,072
The Cheesecake Factory Inc	127	6,742
The Children’s Inc	73	6,093
Vail Resorts Inc	59	7,888
Wolverine World Wide Inc	180	3,316

		151,357

Consumer Staples - 1.3%

Dean Foods Co	565	9,786
J&J Snack Foods Corp	49	5,306

		15,092

Energy - 1.4%

Bristow Group Inc	79	1,495
EP Energy Corp ‘A’ *	1,076	4,864
Parker Drilling Co *	876	1,857
US Silica Holdings Inc	107	2,431
Western Refining Inc	169	4,916

		15,563

Financials - 22.3%

AG Mortgage Investment Trust Inc REIT	266	3,477
Agree Realty Corp REIT	171	6,578
American Equity Investment Life Holding Co	286	4,805
Apollo Commercial Real Estate Finance Inc REIT	431	7,025
Argo Group International Holdings Ltd	67	3,845
Banner Corp	159	6,684
Berkshire Hills Bancorp Inc	200	5,378
Cathay General Bancorp	227	6,431
Cedar Realty Trust Inc REIT	944	6,825
CenterState Banks Inc	232	3,454
CNO Financial Group Inc	525	9,408
DCT Industrial Trust Inc REIT	278	10,973
Hanmi Financial Corp	245	5,395
Heritage Insurance Holdings Inc	385	6,148
HFF Inc ‘A’	261	7,185
Highwoods Properties Inc REIT	236	11,283
Infinity Property & Casualty Corp	70	5,635
Mack-Cali Realty Corp REIT	496	11,656
MarketAxess Holdings Inc	108	13,482
Old National Bancorp	404	4,925
Pinnacle Financial Partners Inc	172	8,438
Piper Jaffray Cos *	130	6,443
Potlatch Corp REIT	130	4,095
PS Business Parks Inc REIT	102	10,252
Radian Group Inc	644	7,986
RLJ Lodging Trust REIT	300	6,864
Sovran Self Storage Inc REIT	100	11,795
Stifel Financial Corp *	161	4,766
Talmer Bancorp Inc ‘A’	312	5,644
The Navigators Group Inc *	39	3,271
TriCo Bancshares	151	3,823

	Shares	Value
Umpqua Holdings Corp	488	$7,740
Webster Financial Corp	227	8,149
Wintrust Financial Corp	186	8,247
WisdomTree Investments Inc	279	3,189
WSFS Financial Corp	264	8,585

		249,879

Health Care - 13.5%

Acorda Therapeutics Inc *	259	6,851
AMAG Pharmaceuticals Inc *	185	4,329
Amedisys Inc *	164	7,928
Charles River Laboratories International Inc *	163	12,378
Cynosure Inc ‘A’ *	209	9,221
Depomed Inc *	365	5,084
FibroGen Inc *	186	3,960
HealthSouth Corp	262	9,859
ICU Medical Inc *	86	8,953
Infinity Pharmaceuticals Inc *	284	1,497
Inogen Inc *	121	5,443
Insys Therapeutics Inc *	314	5,021
LHC Group Inc *	155	5,512
Masimo Corp *	188	7,866
Molina Healthcare Inc *	175	11,286
NuVasive Inc *	244	11,871
PAREXEL International Corp *	167	10,476
Phibro Animal Health Corp ‘A’	158	4,272
STERIS PLC	177	12,576
Supernus Pharmaceuticals Inc *	501	7,640

		152,023

Industrials - 11.9%

AAR Corp	290	6,748
ABM Industries Inc	167	5,396
Air Transport Services Group Inc *	446	6,859
American Woodmark Corp *	110	8,205
ArcBest Corp	191	4,124
Barnes Group Inc	252	8,828
Beacon Roofing Supply Inc *	80	3,281
CEB Inc	21	1,359
Chart Industries Inc *	124	2,693
Deluxe Corp	167	10,436
EMCOR Group Inc	285	13,851
EnerSys	171	9,528
HNI Corp	108	4,230
Insperity Inc	122	6,311
Kforce Inc	343	6,716
RPX Corp *	312	3,513
Standex International Corp	91	7,081
Swift Transportation Co *	276	5,142
TrueBlue Inc *	324	8,473
Viad Corp	133	3,878
Wabash National Corp *	515	6,798

		133,450

Information Technology - 19.7%

AVG Technologies NV *	328	6,806
Cabot Microelectronics Corp	120	4,909
Cardtronics Inc *	112	4,031
Convergys Corp	319	8,859
Diebold Inc	263	7,603
Electronics for Imaging Inc *	223	9,453
Euronet Worldwide Inc *	140	10,375
Fleetmatics Group PLC *	144	5,862
j2 Global Inc	177	10,900
Littelfuse Inc	85	10,464
LogMeIn Inc *	164	8,275
Manhattan Associates Inc *	124	7,052
MAXIMUS Inc	33	1,737
Mentor Graphics Corp	245	4,981
Microsemi Corp *	265	10,152
MicroStrategy Inc ‘A’ *	44	7,908

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-40

B-34

PACIFIC FUNDS

PACIFIC FUNDS SMALL-CAP

Schedule of Investments (Continued)

March 31, 2016

	Shares	Value
NeuStar Inc ‘A’ *	382	$9,397
Pegasystems Inc	272	6,903
Plantronics Inc	129	5,056
Polycom Inc *	889	9,912
Power Integrations Inc	108	5,363
RealPage Inc *	332	6,919
Silicon Laboratories Inc *	104	4,676
Stamps.com Inc *	87	9,246
SYNNEX Corp	95	8,796
Take-Two Interactive Software Inc *	373	14,051
TiVo Inc *	573	5,449
VeriFone Systems Inc *	136	3,841
Vishay Intertechnology Inc	547	6,679
Web.com Group Inc *	263	5,213

		220,868

Materials - 4.2%

A Schulman Inc	217	5,907
Clearwater Paper Corp *	186	9,023
Kraton Performance Polymers Inc *	434	7,508
Minerals Technologies Inc	140	7,959
PolyOne Corp	323	9,771
US Concrete Inc *	113	6,733

		46,901

Utilities - 3.0%

ALLETE Inc.	113	6,336
Avista Corp	192	7,830
Black Hills Corp	188	11,303
PNM Resources Inc	253	8,530

		33,999

Total Common Stocks (Cost $991,664)		1,019,132

EXCHANGE-TRADED FUND - 0.5%

iShares Russell 2000	47	5,200

Total Exchange-Traded Fund (Cost $5,193)		5,200

	Shares	Value
SHORT-TERM INVESTMENT - 5.4%

Money Market Fund - 5.4%

BlackRock Liquidity Funds T-Fund Portfolio	60,094	$60,094

Total Short-Term Investment (Cost $60,094)		60,094

TOTAL INVESTMENTS - 96.7% (Cost $1,056,951)		1,084,426

OTHER ASSETS & LIABILITIES, NET - 3.3%		37,295

NET ASSETS - 100.0%		$1,121,721

Notes to Schedule of Investments

(a)	As of March 31, 2016, the Fund’s composition by sector as a percentage of net assets was as follows:

Financials	22.3%
Information Technology	19.7%
Health Care	13.5%
Consumer Discretionary	13.5%
Industrials	11.9%
Short-Term Investment	5.4%
Materials	4.2%
Utilities	3.0%
Others (each less than 3.0%)	3.2%

96.7%
Other Assets & Liabilities, Net	3.3%

100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2016:

		Total Value at March 31, 2016	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$1,019,132	$1,019,132	$—	$—
	Exchange-Traded Fund	5,200	5,200	—	—
	Short-Term Investment	60,094	60,094	—	—

	Total	$1,084,426	$1,084,426	$—	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-40

B-35

PACIFIC FUNDS

PACIFIC FUNDSSM SMALL-CAP VALUE

Schedule of Investments

March 31, 2016

	Shares	Value
COMMON STOCKS - 82.3%

Consumer Discretionary - 9.0%

AMC Entertainment Holdings Inc ‘A’	259	$7,249
Big Lots Inc	314	14,221
Caleres Inc	496	14,032
Cooper-Standard Holding Inc *	206	14,799
Express Inc *	562	12,032
Francesca’s Holdings Corp *	576	11,036
Haverty Furniture Cos Inc	289	6,115
JAKKS Pacific Inc *	756	5,625
Marriott Vacations Worldwide Corp	249	16,807
Red Robin Gourmet Burgers Inc *	192	12,378
Sonic Corp	425	14,943
Texas Roadhouse Inc	125	5,447
The Children’s Place Inc	223	18,614

		153,298

Consumer Staples - 0.7%

Dean Foods Co	690	11,951

Energy - 1.4%

Bristow Group Inc	121	2,289
Energen Corp	215	7,867
EP Energy Corp ‘A’ *	1,739	7,860
Helix Energy Solutions Group Inc *	543	3,041
Parker Drilling Co *	1,639	3,475

		24,532

Financials - 33.9%

AG Mortgage Investment Trust Inc REIT	449	5,868
Agree Realty Corp REIT	238	9,156
American Equity Investment Life Holding Co	725	12,180
Apollo Commercial Real Estate Finance Inc REIT	499	8,134
Apollo Residential Mortgage Inc REIT	481	6,455
Argo Group International Holdings Ltd	91	5,222
Banner Corp	271	11,393
BBCN Bancorp Inc	780	11,848
Berkshire Hills Bancorp Inc	453	12,181
Cathay General Bancorp	478	13,542
Cedar Shopping Centers Inc REIT	1,176	8,502
CenterState Banks Inc	445	6,626
CNO Financial Group Inc	1,162	20,823
Community Trust Bancorp Inc	223	7,876
Customers Bancorp Inc *	391	9,239
DCT Industrial Trust Inc REIT	459	18,117
EPR Properties REIT	298	19,853
First NBC Bank Holding Co *	112	2,306
Great Southern Bancorp Inc	97	3,602
Hanmi Financial Corp	360	7,927
Heritage Insurance Holdings Inc	561	8,959
Highwoods Properties Inc REIT	489	23,379
Hilltop Holdings Inc *	328	6,193
Horace Mann Educators Corp	466	14,768
Infinity Property & Casualty Corp	99	7,970
Investors Bancorp Inc	870	10,127
Mack-Cali Realty Corp REIT	767	18,024
Maiden Holdings Ltd	787	10,184
MB Financial Inc	505	16,387
MFA Financial Inc REIT	1,106	7,576
Old National Bancorp	844	10,288
Pinnacle Financial Partners Inc	217	10,646
Piper Jaffray Cos *	187	9,268
Potlatch Corp REIT	209	6,583
Provident Financial Services Inc	574	11,589
PS Business Parks Inc REIT	235	23,620
Radian Group Inc	1,059	13,132
RLJ Lodging Trust REIT	651	14,895

	Shares	Value
Simmons First National Corp ‘A’	159	$7,166
Sovran Self Storage Inc REIT	167	19,698
State Bank Financial Corp	499	9,860
Stifel Financial Corp *	273	8,081
Talmer Bancorp Inc ‘A’	468	8,466
The GEO Group Inc REIT	143	4,958
The Navigators Group Inc *	133	11,155
TriCo Bancshares	380	9,622
Umpqua Holdings Corp	1,096	17,382
United Community Banks Inc	530	9,789
Webster Financial Corp	558	20,032
Wintrust Financial Corp	378	16,760
WSFS Financial Corp	341	11,089

		578,496

Health Care - 4.8%

Amedisys Inc *	107	5,172
Charles River Laboratories International Inc *	97	7,366
CONMED Corp	144	6,039
Cynosure Inc ‘A’ *	259	11,427
Depomed Inc *	316	4,402
Haemonetics Corp *	417	14,587
ICU Medical Inc *	137	14,262
LHC Group Inc *	164	5,832
NuVasive Inc *	261	12,698

		81,785

Industrials - 12.5%

AAR Corp	310	7,214
ABM Industries Inc	389	12,569
Aerojet Rocketdyne Holdings Inc *	603	9,877
Air Transport Services Group Inc	891	13,704
Aircastle Ltd	325	7,228
American Woodmark Corp *	186	13,874
ArcBest Corp	327	7,060
Barnes Group Inc	347	12,155
Beacon Roofing Supply Inc *	226	9,268
Chart Industries Inc *	133	2,889
CRA International Inc *	116	2,278
Deluxe Corp	285	17,810
EMCOR Group Inc	427	20,752
EnerSys	310	17,273
Essendant Inc	354	11,303
HNI Corp	272	10,654
Lydall Inc *	193	6,276
Moog Inc ‘A’ *	73	3,335
RPX Corp *	734	8,265
Standex International Corp	123	9,571
Viad Corp	322	9,389

		212,744

Information Technology - 12.0%

Cabot Microelectronics Corp	158	6,464
Convergys Corp	718	19,939
Diebold Inc	510	14,744
Electronics for Imaging Inc *	236	10,004
Insight Enterprises Inc *	523	14,979
Littelfuse Inc	144	17,728
Mentor Graphics Corp	226	4,594
Microsemi Corp *	330	12,642
NeuStar Inc ‘A’ *	429	10,553
Plantronics Inc	163	6,388
Polycom Inc *	1,371	15,287
RetailMeNot Inc *	880	7,049
Sanmina Corp *	597	13,958
ShoreTel Inc *	468	3,482
Silicon Laboratories Inc *	160	7,194
SYNNEX Corp	110	10,185
Take-Two Interactive Software Inc *	345	12,996

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-40

B-36

PACIFIC FUNDS

PACIFIC FUNDS SMALL-CAP VALUE

Schedule of Investments (Continued)

March 31, 2016

	Shares	Value
TiVo Inc *	798	$7,589
Vishay Intertechnology Inc	713	8,706

		204,481

Materials - 3.0%

A Schulman Inc	376	10,235
Clearwater Paper Corp *	204	9,896
Kaiser Aluminum Corp	137	11,582
Kraton Performance Polymers Inc *	472	8,166
Minerals Technologies Inc	205	11,654

		51,533

Utilities - 5.0%

ALLETE Inc	210	11,775
Avista Corp	490	19,982
Black Hills Corp	413	24,834
PNM Resources Inc	283	9,543
Portland General Electric Co	492	19,429

		85,563

Total Common Stocks (Cost $1,369,578)		1,404,383

EXCHANGE-TRADED FUND - 1.8%

iShares Russell 2000 Value	324	30,200

Total Exchange-Traded Fund (Cost $28,870)		30,200

	Shares	Value
SHORT-TERM INVESTMENT - 14.0%

Money Market Fund - 14.0%

BlackRock Liquidity Funds T-Fund Portfolio	239,679	$239,679

Total Short-Term Investment (Cost $239,679)		239,679

TOTAL INVESTMENTS - 98.1% (Cost $1,638,127)		1,674,262

OTHER ASSETS & LIABILITIES, NET - 1.9%		32,793

NET ASSETS - 100.0%		$1,707,055

Notes to Schedule of Investments

(a)	As of March 31, 2016, the Fund’s composition by sector as a percentage of net assets was as follows:

Financials	33.9%
Short-Term Investment	14.0%
Industrials	12.5%
Information Technology	12.0%
Consumer Discretionary	9.0%
Utilities	5.0%
Health Care	4.8%
Materials	3.0%
Others (each less than 3.0%)	3.9%

98.1%
Other Assets & Liabilities, Net	1.9%

100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2016:

		Total Value at March 31, 2016	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$1,404,383	$1,404,383	$—	$—
	Exchange-Traded Fund	30,200	30,200	—	—
	Short-Term Investment	239,679	239,679	—	—

	Total	$1,674,262	$1,674,262	$—	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-40

B-37

PACIFIC FUNDS

PACIFIC FUNDSSM SMALL-CAP GROWTH

Schedule of Investments

March 31, 2016

	Shares	Value
RIGHTS - 0.0%

Dyax Corp - Contingent Value Right * +	375	$416

Total Rights (Cost $0)		416

COMMON STOCKS - 86.5%

Consumer Discretionary - 18.3%

AMC Entertainment Holdings Inc ‘A’	461	12,903
Destination XL Group Inc *	1,593	8,236
Express Inc *	835	17,877
Francesca’s Holdings Corp *	904	17,321
G-III Apparel Group Ltd *	430	21,023
Krispy Kreme Doughnuts Inc *	775	12,082
Lithia Motors Inc ‘A’	241	21,047
Outerwall Inc	248	9,174
Pool Corp	289	25,357
Shutterfly Inc *	448	20,774
Sonic Corp	840	29,534
Steven Madden Ltd *	510	18,890
Texas Roadhouse Inc	619	26,976
The Cheesecake Factory Inc	332	17,626
The Children’s Place Inc	167	13,939
Vail Resorts Inc	203	27,141
Wolverine World Wide Inc	631	11,623

		311,523

Consumer Staples - 2.6%

Casey’s General Stores Inc	221	25,044
J&J Snack Foods Corp	170	18,408

		43,452

Energy - 0.4%

US Silica Holdings Inc	267	6,066

Financials - 4.0%

BofI Holding Inc *	519	11,075
Eagle Bancorp Inc *	248	11,904
MarketAxess Holdings Inc	289	36,076
WisdomTree Investments Inc	854	9,761

		68,816

Health Care - 20.2%

Acorda Therapeutics Inc *	404	10,686
AMAG Pharmaceuticals Inc *	426	9,968
Amedisys Inc *	381	18,418
Celldex Therapeutics Inc *	559	2,113
Cynosure Inc ‘A’ *	391	17,251
Depomed Inc *	780	10,865
Endologix Inc *	1,277	10,676
FibroGen Inc *	419	8,921
HealthSouth Corp	409	15,391
Horizon Pharma PLC *	549	9,097
Infinity Pharmaceuticals Inc *	742	3,910
Inogen Inc *	195	8,771
Insys Therapeutics Inc *	483	7,723
LHC Group Inc *	284	10,099
Masimo Corp *	335	14,016
Molina Healthcare Inc *	389	25,087
Nektar Therapeutics *	1,273	17,504
Neurocrine Biosciences Inc *	526	20,803
NuVasive Inc *	393	19,119
Otonomy Inc *	549	8,191
Pacira Pharmaceuticals Inc *	307	16,265
PAREXEL International Corp *	276	17,313
Phibro Animal Health Corp ‘A’	382	10,329
Puma Biotechnology Inc *	152	4,464

	Shares	Value
Revance Therapeutics Inc *	395	$6,897
STERIS PLC	372	26,431
Supernus Pharmaceuticals Inc *	800	12,200

		342,508

Industrials - 10.6%

Aerojet Rocketdyne Holdings Inc *	920	15,070
American Woodmark Corp *	224	16,708
Beacon Roofing Supply Inc *	398	16,322
Deluxe Corp	492	30,745
Forward Air Corp	289	13,097
Insperity Inc	461	23,848
Lydall Inc *	293	9,528
Saia Inc *	365	10,275
Tennant Co	215	11,068
TrueBlue Inc *	577	15,089
Wabash National Corp *	1,334	17,609

		179,359

Information Technology - 27.7%

Aspen Technology Inc *	559	20,197
AVG Technologies NV *	844	17,513
Cardtronics Inc *	364	13,100
ChannelAdvisor Corp *	720	8,100
Diebold Inc	618	17,866
Euronet Worldwide Inc *	487	36,092
Fleetmatics Group PLC *	364	14,818
j2 Global Inc	404	24,878
Littelfuse Inc	196	24,130
LogMeIn Inc *	381	19,225
Manhattan Associates Inc *	324	18,426
Microsemi Corp *	607	23,254
MicroStrategy Inc ‘A’ *	100	17,972
NeuStar Inc ‘A’ *	866	21,304
Polycom Inc *	1,511	16,848
Power Integrations Inc	270	13,408
RealPage Inc *	851	17,735
RetailMeNot Inc *	975	7,810
ShoreTel Inc *	1,080	8,035
Silicon Laboratories Inc *	266	11,959
Stamps.com Inc *	245	26,039
Synchronoss Technologies Inc *	471	15,232
Take-Two Interactive Software Inc *	861	32,434
TiVo Inc *	1,686	16,034
VeriFone Systems Inc *	492	13,894
Web.com Group Inc *	697	13,815

		470,118

Materials - 2.7%

Kaiser Aluminum Corp	180	15,217
PolyOne Corp	389	11,767
US Concrete Inc *	326	19,423

		46,407

Total Common Stocks (Cost $1,463,009)		1,468,249

SHORT-TERM INVESTMENT - 14.9%

Money Market Fund - 14.9%

BlackRock Liquidity Funds T-Fund Portfolio	253,520	253,520

Total Short-Term Investment (Cost $253,520)		253,520

TOTAL INVESTMENTS - 101.4% (Cost $1,716,529)		1,722,185

OTHER ASSETS & LIABILITIES, NET - (1.4%)		(23,778)

NET ASSETS - 100.0%		$1,698,407

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-40

B-38

PACIFIC FUNDS

PACIFIC FUNDS SMALL-CAP GROWTH

Schedule of Investments (Continued)

March 31, 2016

Notes to Schedule of Investments

(a)	As of March 31, 2016, the Fund’s composition by sector as a percentage of net assets was as follows:

Information Technology	27.7%
Health Care	20.2%
Consumer Discretionary	18.3%
Short-Term Investment	14.9%
Industrials	10.6%
Financials	4.0%
Others (each less than 3.0%)	5.7%

	101.4%
Other Assets & Liabilities, Net	(1.4%	)

	100.0%

(b)	An investment with a value of $416 or less than 0.1% of the Fund’s net assets was valued by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee or to the Board of Trustees.

(c)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2016:

		Total Value at March 31, 2016	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Rights	$416	$—	$—	$416
	Common Stocks	1,468,249	1,468,249	—	—
	Short-Term Investment	253,520	253,520	—	—

	Total	$1,722,185	$1,721,769	$—	$416

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-40

B-39

PACIFIC FUNDS

Schedule of Investments (Continued)

Explanation of Symbols and Terms

March 31, 2016

Explanation of Symbols:

*	Non-income producing investments.
"	Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturity is shorter than the stated maturity.
§	Variable rate investments. The rate shown is based on the latest available information as of March 31, 2016. For Senior Loan Notes, the rate shown may represent a weighted average interest rate.
Ω	Investments were in default as of March 31, 2016.
µ	All or a portion of this senior loan position has not settled. Contract rates do not take effect until settlement date. Rates shown are for the settled portion.
#	Securities purchased on a when-issued basis.
~	Securities are not registered under the Securities Act of 1933 (1933 Act). These securities are either (1) exempt from registration pursuant to Rule 144A under the 1933 Act and may only be sold to “qualified institutional buyers”, or (2) the securities comply with Regulation S rules governing offers and sales made outside the United States without registration under the 1933 Act and contain certain restrictions as to public resale.
+

The values of these investments were determined by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee, or to the Board of Trustees (the “Board”). Each determination was made in good faith in accordance with the procedures established by the Board and the provisions of the Investment Company Act of 1940 (See Note 3C in Notes to Financial Statements).

Counterparty Abbreviation:

MSC	Morgan Stanley

Index Abbreviation:

iBoxx	Corporate Bond Index – High Yield

Other Abbreviations:

PIK	Payment In Kind
REIT	Real Estate Investment Trust

Notes:

(1)	For debt investments, the interest rates disclosed in the Schedules of Investments reflect the stated coupon rate or for discounted investments or zero coupon bonds, the yield-to-maturity.

(2)	The countries listed in the Schedule of Investments are based on country of risk (See Note 4 in Notes to Financial Statements under Investments and Risks - Foreign and Emerging Markets Investments).

(3)	The sectors listed in the Schedules of Investments are obtained from a third party source (that is not affiliated with the Trust or the investment adviser) believed to be reliable. Sector names and weightings could be different if obtained from another source.

(4)	The descriptions of the companies shown in the Schedules of Investments were obtained from published reports or other sources believed to be reliable, and are not audited by the Independent Registered Public Accounting Firm.

See Notes to Financial Statements

B-40

PACIFIC FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

MARCH 31, 2016

	Pacific Funds Portfolio Optimization					Pacific Funds Diversified Alternatives
	Conservative	Moderate- Conservative	Moderate	Growth	Aggressive- Growth
ASSETS
Investments in affiliated mutual funds, at cost	$368,700,460	$511,171,032	$1,412,091,195	$973,568,396	$272,298,546	$6,396,815
Investments, at cost	4,662	6,768	19,075	13,197	3,925	—
Investments in affiliated mutual funds, at value	$377,198,309	$535,184,448	$1,517,118,693	$1,070,985,408	$315,528,901	$6,279,201
Investments, at value	4,662	6,768	19,075	13,197	3,925	—
Receivables:
Fund shares sold	594,640	749,771	1,600,248	716,127	368,085	3,500
Securities sold	233,200	224,807	521,528	364,501	24,960	—
Due from adviser	14,915	32,156	54,838	59,949	24,522	—
Prepaid expenses and other assets	25,214	20,716	30,516	27,073	19,003	9,338
Total Assets	378,070,940	536,218,666	1,519,344,898	1,072,166,255	315,969,396	6,292,039
LIABILITIES
Payables:
Fund shares redeemed	1,173,549	1,129,090	3,709,890	2,022,214	584,345	5,887
Securities purchased	—	—	—	—	—	3,500
Due to adviser	—	—	—	—	—	6,875
Accrued advisory fees	63,417	89,635	253,164	178,082	52,357	1,046
Accrued administration fees	47,562	67,226	189,874	133,562	39,267	784
Accrued support service expenses	11,352	16,737	47,155	32,892	9,606	87
Accrued transfer agency out-of-pocket expenses	5,833	8,835	25,234	17,571	4,806	49
Accrued legal, audit and tax service fees	47,514	69,943	197,002	137,371	40,115	374
Accrued trustees’ fees and expenses and deferred compensation	2,334	2,349	5,869	3,813	1,026	—
Accrued distribution and/or service fees	27,317	36,544	98,219	67,469	19,201	158
Accrued other	26,069	38,893	120,282	87,402	19,393	109
Total Liabilities	1,404,947	1,459,252	4,646,689	2,680,376	770,116	18,869
NET ASSETS	$376,665,993	$534,759,414	$1,514,698,209	$1,069,485,879	$315,199,280	$6,273,170
NET ASSETS CONSIST OF:
Paid-in capital	$370,337,118	$507,032,487	$1,377,990,814	$946,236,065	$271,082,414	$6,605,554
Undistributed/accumulated net investment income (loss)	(399,812)	(851,862)	(2,596,320)	(2,167,134)	(657,084)	(1,315)
Undistributed/accumulated net realized gain (loss)	(1,769,162)	4,565,373	34,276,217	27,999,936	1,543,595	(213,455)
Net unrealized appreciation (depreciation) on investments	8,497,849	24,013,416	105,027,498	97,417,012	43,230,355	(117,614)
NET ASSETS	$376,665,993	$534,759,414	$1,514,698,209	$1,069,485,879	$315,199,280	$6,273,170
Class A Shares:
Net Assets	$154,762,202	$255,375,553	$771,852,714	$570,266,887	$170,873,531	$3,136,188
Shares of beneficial interest outstanding	14,552,715	21,765,597	59,426,322	41,517,766	11,622,795	325,742
Net Asset Value per share*	$10.63	$11.73	$12.99	$13.74	$14.70	$9.63
Sales Charge — Maximum is 5.50% of offering price	0.62	0.68	0.76	0.80	0.86	0.56
Maximum offering price per share	$11.25	$12.41	$13.75	$14.54	$15.56	$10.19
Class B Shares:
Net Assets	$33,675,210	$47,539,778	$142,921,120	$102,000,922	$30,038,375
Shares of beneficial interest outstanding	3,223,625	4,110,974	11,104,920	7,503,943	2,081,170
Net Asset Value per share*	$10.45	$11.56	$12.87	$13.59	$14.43
Class C Shares:
Net Assets	$173,136,542	$221,192,429	$554,660,567	$366,805,376	$100,572,748	$660,560
Shares of beneficial interest outstanding	16,581,038	19,140,146	43,167,268	27,065,428	6,978,974	69,204
Net Asset Value per share*	$10.44	$11.56	$12.85	$13.55	$14.41	$9.55
Class R Shares:
Net Assets	$10,115,808	$5,760,992	$25,429,166	$18,328,278	$7,035,792
Shares of beneficial interest outstanding	956,913	493,343	1,961,322	1,336,860	481,031
Net Asset Value per share	$10.57	$11.68	$12.97	$13.71	$14.63
Advisor Class:
Net Assets	$4,976,231	$4,890,662	$19,834,642	$12,084,416	$6,678,834	$2,476,422
Shares of beneficial interest outstanding	467,375	416,100	1,526,115	878,518	454,038	256,582
Net Asset Value per share	$10.65	$11.75	$13.00	$13.76	$14.71	$9.65

*	Redemption price per share is equal to the Net Asset Value per share less any applicable contingent deferred sales charge.

See Notes to Financial Statements

PACIFIC FUNDS

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

MARCH 31, 2016

	Pacific Funds Short Duration Income	Pacific Funds Core Income	Pacific Funds Strategic Income	Pacific Funds Floating Rate Income	Pacific Funds Limited Duration High Income	Pacific Funds High Income
ASSETS
Investments, at cost	$245,787,992	$600,837,388	$220,273,275	$703,200,375	$34,142,810	$137,511,137
Investments, at value	$247,159,517	$608,568,117	$210,202,264	$694,508,517	$32,977,278	$128,079,432
Cash	11,950	98,333	18,304	852,254	34,215	17,345
Foreign currency held, at value (1)	—	—	5,129	—	—	641
Receivables:
Dividends and interest	1,070,570	4,914,613	2,914,915	3,136,506	350,607	2,370,796
Fund shares sold	3,538,334	1,412,644	566,507	7,550,849	65,297	81,229
Securities sold	2,125,456	705,693	3,881,699	40,021,359	540,424	2,159,808
Due from adviser	42,304	109,039	38,447	95,122	1,962	10,060
Swap agreement, at value	—	—	—	—	—	92,460
Prepaid expenses and other assets	24,076	18,245	16,930	26,683	12,416	14,247
Total Assets	253,972,207	615,826,684	217,644,195	746,191,290	33,982,199	132,826,018
LIABILITIES
Payables:
Fund shares redeemed	1,099,644	1,771,223	636,057	2,983,312	80,481	76,738
Securities purchased	7,829,196	7,035,202	3,791,974	65,611,735	62,617	2,180,407
Income distributions	34,212	256,043	56,756	142,954	1,157	1,106
Accrued advisory fees	80,463	256,141	105,248	368,492	17,910	65,723
Accrued administration fees	60,133	151,214	52,505	158,320	5,858	18,461
Accrued support service expenses	6,113	18,629	6,986	21,540	873	4,075
Accrued custodian fees and expenses	1,217	3,811	1,366	5,155	578	785
Accrued transfer agency out-of-pocket expenses	3,372	10,263	3,888	11,958	486	2,268
Accrued legal, audit and tax service fees	25,343	77,776	29,026	90,080	3,680	16,856
Accrued trustees’ fees and expenses and deferred compensation	4	—	—	—	—	—
Accrued distribution and/or service fees	6,675	20,671	6,243	22,937	543	757
Accrued other	19,015	46,585	26,938	83,629	8,775	21,177
Total Liabilities	9,165,387	9,647,558	4,716,987	69,500,112	182,958	2,388,353
NET ASSETS	$244,806,820	$606,179,126	$212,927,208	$676,691,178	$33,799,241	$130,437,665
NET ASSETS CONSIST OF:
Paid-in capital	$246,664,820	$621,272,096	$233,430,380	$735,750,671	$38,439,878	$147,000,004
Undistributed/accumulated net investment income (loss)	28,467	118,060	64,893	179,836	10,174	(166,803)
Undistributed/accumulated net realized gain (loss)	(3,257,992)	(22,941,759)	(10,495,542)	(50,547,471)	(3,485,279)	(7,056,144)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies	1,371,525	7,730,729	(10,072,523)	(8,691,858)	(1,165,532)	(9,339,392)
NET ASSETS	$244,806,820	$606,179,126	$212,927,208	$676,691,178	$33,799,241	$130,437,665
Class A Shares:
Net Assets	$69,477,058	$196,296,622	$52,218,187	$191,376,393	$7,502,835	$10,391,345
Shares of beneficial interest outstanding	6,772,016	18,780,654	5,176,310	19,614,318	846,561	1,101,320
Net Asset Value per share*	$10.26	$10.45	$10.09	$9.76	$8.86	$9.44
Sales Charge (2)	0.32	0.46	0.45	0.30	0.27	0.42
Maximum offering price per share	$10.58	$10.91	$10.54	$10.06	$9.13	$9.86
Class C Shares:
Net Assets	$44,180,019	$140,656,787	$44,196,233	$161,325,581	$3,103,943	$4,323,706
Shares of beneficial interest outstanding	4,314,535	13,455,369	4,388,971	16,560,463	350,915	458,694
Net Asset Value per share*	$10.24	$10.45	$10.07	$9.74	$8.85	$9.43
Class I Shares:
Net Assets	$1,694,808	$3,584,694	$948,152	$91,984,189	$21,217,115	$58,369
Shares of beneficial interest outstanding	165,425	342,699	94,489	9,414,004	2,393,884	6,228
Net Asset Value per share	$10.25	$10.46	$10.03	$9.77	$8.86	$9.37
Class P Shares:
Net Assets		$15,963,764		$568,093		$113,997,812
Shares of beneficial interest outstanding		1,521,550		58,177		12,178,549
Net Asset Value per share		$10.49		$9.76		$9.36
Advisor Class:
Net Assets	$129,454,935	$249,677,259	$115,564,636	$231,436,922	$1,975,348	$1,666,433
Shares of beneficial interest outstanding	12,616,968	23,837,500	11,453,910	23,644,337	223,007	176,478
Net Asset Value per share	$10.26	$10.47	$10.09	$9.79	$8.86	$9.44

*	Redemption price per share is equal to the Net Asset Value per share less any applicable contingent deferred sales charge.
(1)	The cost of foreign currency for Pacific Funds Strategic Income and Pacific Funds High Income was $6,641 and $788, respectively.
(2)	The Class A shares of Pacific Funds Short Duration Income, Pacific Funds Floating Rate Income, and Pacific Funds Limited Duration High Income are subject to a maximum 3.00% front-end sales charge. The Class A shares of Pacific Funds Core Income, Pacific Funds Strategic Income, and Pacific Funds High Income are subject to a maximum 4.25% front-end sales charge.

See Notes to Financial Statements

PACIFIC FUNDS

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

MARCH 31, 2016

	Pacific Funds Large-Cap	Pacific Funds Large-Cap Value	Pacific Funds Small/Mid-Cap	Pacific Funds Small-Cap	Pacific Funds Small-Cap Value	Pacific Funds Small-Cap Growth
ASSETS
Investments, at cost	$4,220,519	$2,391,832	$7,330,894	$1,056,951	$1,638,127	$1,716,529
Investments, at value	$4,303,694	$2,483,976	$7,630,394	$1,084,426	$1,674,262	$1,722,185
Cash	19,870	15,318	15,951	16,025	15,537	17,710
Receivables:
Dividends and interest	4,190	2,855	5,071	933	1,902	432
Fund shares sold	141,585	167,789	478,098	77,510	247,985	204,434
Securities sold	53,694	77,082	—	—	—	—
Prepaid expenses and other assets	53,421	54,806	55,445	52,275	52,774	51,692
Total Assets	4,576,454	2,801,826	8,184,959	1,231,169	1,992,460	1,996,453
LIABILITIES
Payables:
Fund shares redeemed	—	—	146	—	—	—
Due to adviser	23,720	26,781	27,737	29,562	26,105	29,434
Securities purchased	301,251	247,849	361,403	34,068	209,719	220,056
Accrued advisory fees	1,940	1,197	4,258	766	975	1,062
Accrued administration fees	7,532	7,340	8,412	7,203	7,166	7,258
Accrued support service expenses	958	613	306	38	613	38
Accrued custodian fees and expenses	2,878	131	560	603	1,478	457
Accrued transfer agency out-of-pocket expenses	6,443	3,390	3,344	3,139	3,021	2,842
Accrued legal, audit and tax service fees	27,928	27,193	26,192	25,316	27,193	25,316
Accrued trustees’ fees and expenses and deferred compensation	53	51	110	—	197	—
Accrued distribution and/or service fees	2,265	1,847	168	21	18	3,765
Accrued other	8,253	7,640	8,949	8,732	8,920	7,818
Total Liabilities	383,221	324,032	441,585	109,448	285,405	298,046
NET ASSETS	$4,193,233	$2,477,794	$7,743,374	$1,121,721	$1,707,055	$1,698,407
NET ASSETS CONSIST OF:
Paid-in capital	$4,244,725	$2,391,320	$7,443,618	$1,102,263	$1,687,252	$1,713,021
Undistributed/accumulated net investment income (loss)	—	5,447	5,447	4,922	3,958	3,309
Undistributed/accumulated net realized gain (loss)	(134,667)	(11,117)	(5,191)	(12,939)	(20,290)	(23,579)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies	83,175	92,144	299,500	27,475	36,135	5,656
NET ASSETS	$4,193,233	$2,477,794	$7,743,374	$1,121,721	$1,707,055	$1,698,407
Class A Shares:
Net Assets	$550,557	$499,118	$2,254,003	$323,533	$147,505	$43,175
Shares of beneficial interest outstanding	56,984	52,739	227,085	33,428	15,572	4,491
Net Asset Value per share*	$9.66	$9.46	$9.93	$9.68	$9.47	$9.61
Sales Charge — Maximum is 4.25% of offering price	0.43	0.42	0.44	0.43	0.42	0.43
Maximum offering price per share	$10.09	$9.88	$10.37	$10.11	$9.89	$10.04
Class C Shares:
Net Assets	$524,992	$476,649	$527,371	$129,909	$120,621	$33,604
Shares of beneficial interest outstanding	54,415	50,464	53,218	13,453	12,748	3,498
Net Asset Value per share*	$9.65	$9.45	$9.91	$9.66	$9.46	$9.61
Advisor Class:
Net Assets	$563,901	$777,465	$1,965,359	$153,052	$261,428	$234,114
Shares of beneficial interest outstanding	58,314	82,103	198,082	15,814	27,567	24,297
Net Asset Value per share	$9.67	$9.47	$9.92	$9.68	$9.48	$9.64
Investor Class:
Net Assets	$674,454	$514,236	$2,285,867	$18,232	$59,463	$976,526
Shares of beneficial interest outstanding	69,906	54,343	230,581	1,886	6,278	101,511
Net Asset Value per share	$9.65	$9.46	$9.91	$9.67	$9.47	$9.62
Institutional Class:
Net Assets	$1,879,329	$210,326	$710,774	$496,995	$1,118,038	$410,988
Shares of beneficial interest outstanding	194,493	22,212	71,661	51,380	118,000	42,681
Net Asset Value per share	$9.66	$9.47	$9.92	$9.67	$9.47	$9.63

*	Redemption price per share is equal to the Net Asset Value per share less any applicable contingent deferred sales charge.

See Notes to Financial Statements

PACIFIC FUNDS

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED MARCH 31, 2016

	Pacific Funds Portfolio Optimization					Pacific Funds Diversified Alternatives
	Conservative	Moderate- Conservative	Moderate	Growth	Aggressive- Growth
INVESTMENT INCOME
Dividends from affiliated mutual fund investments	$10,219,707	$14,927,379	$38,683,453	$20,884,164	$5,316,631	$256,256
Dividends from mutual fund investments	—	—	685	949	2,150	—
Total Investment Income	10,219,707	14,927,379	38,684,138	20,885,113	5,318,781	256,256

EXPENSES
Advisory fees	789,207	1,118,725	3,160,700	2,214,005	653,184	11,391
Administration fees	591,905	839,044	2,370,525	1,660,504	489,888	8,543
Support services expenses	57,994	82,426	232,237	161,693	47,376	687
Shareholder report expenses	33,777	48,779	119,209	98,893	29,779	571
Distribution and/or service fees (1)
Class A	400,366	667,766	2,017,338	1,464,825	433,897	4,662
Class B	352,429	492,694	1,504,809	1,090,586	325,260
Class C	1,824,700	2,309,693	5,767,633	3,810,940	1,046,336	6,985
Class R	53,702	31,601	125,857	96,937	39,603
Transfer agency out-of-pocket expenses	32,436	47,044	132,149	92,059	25,742	383
Registration fees	67,992	75,299	82,994	85,398	74,982	38,775
Legal, audit and tax service fees	63,772	92,803	261,391	182,154	53,236	581
Trustees’ fees and expenses	17,096	24,335	68,440	47,602	13,953	202
Recoupment of adviser reimbursement (2)	—	—	—	—	—	8,686
Other	16,931	22,550	58,000	40,982	13,934	2,016
Total Expenses	4,302,307	5,852,759	15,901,282	11,046,578	3,247,170	83,482
Adviser Expense Reimbursement (2)	(289,997)	(393,236)	(954,419)	(708,782)	(259,000)	(37,661)
Net Expenses	4,012,310	5,459,523	14,946,863	10,337,796	2,988,170	45,821
NET INVESTMENT INCOME (LOSS)	6,207,397	9,467,856	23,737,275	10,547,317	2,330,611	210,435

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) On:
Investment security transactions in affiliated mutual funds	(4,070,975)	(3,544,068)	(167,508)	6,254,328	(1,706,883)	(181,296)
Investment security transactions	291	407	1,161	816	239	4
Capital gain distributions from affiliated mutual fund investments	10,895,879	17,690,520	61,263,699	51,572,586	16,482,450	13,750
Net Realized Gain (Loss)	6,825,195	14,146,859	61,097,352	57,827,730	14,775,806	(167,542)

Change In Net Unrealized Appreciation (Depreciation) On:
Investment securities in affiliated mutual funds	(22,221,300)	(37,664,761)	(132,517,065)	(111,596,219)	(33,442,284)	(34,634)
Change in Net Unrealized Appreciation (Depreciation)	(22,221,300)	(37,664,761)	(132,517,065)	(111,596,219)	(33,442,284)	(34,634)
NET GAIN (LOSS)	(15,396,105)	(23,517,902)	(71,419,713)	(53,768,489)	(18,666,478)	(202,176)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($9,188,708)	($14,050,046)	($47,682,438)	($43,221,172)	($16,335,867)	$8,259

(1)	The Advisor Class shares are not subject to distribution and service fees (see Notes 1 and 6 in Notes to Financial Statements).
(2)	See Note 7B in Notes to Financial Statements.

See Notes to Financial Statements

PACIFIC FUNDS

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED MARCH 31, 2016

	Pacific Funds Short Duration Income	Pacific Funds Core Income	Pacific Funds Strategic Income	Pacific Funds Floating Rate Income	Pacific Funds Limited Duration High Income	Pacific Funds High Income
INVESTMENT INCOME
Dividends	$4,061	$14,961	$315,969	$29,502	$1,709	$177,527
Interest	4,344,997	24,653,954	10,909,314	36,572,985	1,989,019	7,832,811
Other	—	280	—	15,765	—	—
Total Investment Income	4,349,058	24,669,195	11,225,283	36,618,252	1,990,728	8,010,338

EXPENSES
Advisory fees	702,994	3,187,904	1,283,400	4,724,702	234,379	787,387
Administration fees	524,682	1,884,031	639,738	2,036,341	75,947	218,982
Support services expenses	22,849	92,389	30,385	108,071	5,100	21,607
Custodian fees and expenses	6,145	23,292	7,803	33,313	3,008	5,371
Shareholder report expenses	15,433	64,601	22,823	57,925	2,781	11,937
Distribution and/or service fees (1)
Class A	138,691	529,535	146,212	509,671	16,968	17,690
Class C	368,781	1,718,416	452,876	1,706,424	34,129	47,712
Transfer agency out-of-pocket expenses	13,806	54,493	18,401	64,202	3,035	12,270
Registration fees	72,340	134,192	65,194	87,529	49,459	48,835
Legal, audit and tax service fees	31,162	103,296	37,112	134,953	5,165	22,564
Trustees’ fees and expenses	6,905	27,313	9,197	32,055	1,524	6,057
Interest expense and commitment fee	—	—	—	137,250	—	—
Other	27,218	52,422	42,076	51,584	21,272	38,834
Total Expenses	1,931,006	7,871,884	2,755,217	9,684,020	452,767	1,239,246
Advisory Fee Waiver (2)	—	—	—	—	(7,212)	—
Adviser Expense Reimbursement (3)	(369,896)	(1,162,780)	(445,582)	(1,185,282)	(105,916)	(124,097)
Net Expenses	1,561,110	6,709,104	2,309,635	8,498,738	339,639	1,115,149
NET INVESTMENT INCOME (LOSS)	2,787,948	17,960,091	8,915,648	28,119,514	1,651,089	6,895,189

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) On:
Investment security transactions	(3,090,621)	(19,731,308)	(9,377,645)	(40,657,299)	(3,190,377)	(6,734,733)
Swap transactions	—	—	—	—	—	(625,917)
Net Realized Gain (Loss)	(3,090,621)	(19,731,308)	(9,377,645)	(40,657,299)	(3,190,377)	(7,360,650)

Change In Net Unrealized Appreciation (Depreciation) On:
Investment securities	1,156,485	(2,012,536)	(6,372,243)	16,316,885	329,629	(9,180,011)
Swaps	—	—	—	—	—	33,159
Foreign currencies	—	—	(132)	—	—	(16)
Change in Net Unrealized Appreciation (Depreciation)	1,156,485	(2,012,536)	(6,372,375)	16,316,885	329,629	(9,146,868)
NET GAIN (LOSS)	(1,934,136)	(21,743,844)	(15,750,020)	(24,340,414)	(2,860,748)	(16,507,518)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$853,812	($3,783,753)	($6,834,372)	$3,779,100	($1,209,659)	($9,612,329)

(1)	Class I, Class P, and Advisor Class shares are not subject to distribution and service fees (see Notes 1 and 6 in Notes to Financial Statements).
(2)	See Note 6 in Notes to Financial Statements.
(3)	See Note 7B in Notes to Financial Statements.

See Notes to Financial Statements

PACIFIC FUNDS

STATEMENTS OF OPERATIONS (Continued)

	Pacific Funds Large-Cap (1)		Pacific Funds Large-Cap Value (1)		Pacific Funds Small/Mid-Cap (1)
	Period Ended March 31, 2016	Period Ended November 30, 2015	Period Ended March 31, 2016	Period Ended November 30, 2015	Period Ended March 31, 2016	Period Ended November 30, 2015
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$21,393	$30,838	$11,123	$10,974	$10,074	$5,388
Interest, net of foreign taxes withheld	25	15	36	8	49	12
Total Investment Income	21,418	30,853	11,159	10,982	10,123	5,400

EXPENSES
Advisory fees	5,657	7,358	2,349	2,494	6,275	4,079
Administration fees	5,770	32,727	4,762	32,100	5,813	32,946
Fund accounting fees (2)	3,016	22,483	2,612	21,985	3,086	25,415
Transfer agency fees and expenses (2)	4,153	25,282	1,684	14,610	1,691	14,659
Support services expenses	958		613		306
Custodian fees and expenses	2,477	8,156	51	1,425	277	3,042
Shareholder report expenses	—	2,845	—	1,667	—	1,697
Distribution and/or service fees (3)
Class A	119		151		586
Class C	385		560		333
Investor Class	575	1,948	459	1,588	454
Transfer agency out-of-pocket expenses	535		342		171
Registration fees	17,377	17,320	14,137	17,204	15,480	17,770
Legal, audit and tax service fees	6,283	24,155	5,113	24,547	4,544	24,547
Trustees’ fees and expenses	2,391	7,360	2,286	7,340	2,198	7,340
Chief compliance officer fees (2)	—	11,000	—	6,417	—	6,417
Offering expenses	5,533		5,533		5,533
Other	540	5,571	1,687	5,257	83	5,292
Total Expenses	55,769	166,205	42,339	136,634	46,830	143,204
Fee and expense waiver (2)	(16,498)	(155,562)	(9,044)	(132,099)	(9,757)	(138,405)
Advisory Fee Waiver (4)	(635)		—		—
Adviser Expense Reimbursement (5)	(31,382)		(29,093)		(27,939)
Net Expenses	7,254	10,643	4,202	4,535	9,134	4,799
NET INVESTMENT INCOME (LOSS)	14,164	20,210	6,957	6,447	989	601

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) On:
Investment security transactions	(86,266)	(48,401)	(7,797)	(3,320)	(5,191)	2,560
Net Realized Gain (Loss)	(86,266)	(48,401)	(7,797)	(3,320)	(5,191)	2,560

Change In Net Unrealized Appreciation (Depreciation) On:
Investment securities	55,075	28,100	95,006	(2,862)	278,645	20,855
Change in Net Unrealized Appreciation (Depreciation)	55,075	28,100	95,006	(2,862)	278,645	20,855
NET GAIN (LOSS)	(31,191)	(20,301)	87,209	(6,182)	273,454	23,415
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($17,027)	($91)	$94,166	$265	$274,443	$24,016

Foreign taxes withheld on dividends and interest	$17	$14	$2	$5	$—	$—

(1)	Because of the change in fiscal year end from November 30 to March 31 for the Fund, the following periods are shown for the Fund: (i) the period from December 31, 2014 through November 30, 2015, which reflects the fiscal year end for the Predecessor Fund prior to the reorganization and (ii) the period from December 1, 2015 through March 31, 2016, which reflects the change in fiscal year end for the Fund upon the reorganization (see Note 1 in Notes to Financial Statements).
(2)	These expense items apply to the Predecessor Funds prior to January 11, 2016 (the date of reorganization).
(3)	The Advisor and Institutional Class shares are not subject to distribution and service fees (see Notes 1 and 6 in Notes to Financial Statements).
(4)	See Note 6 in Notes to Financial Statements.
(5)	See Note 7B in Notes to Financial Statements.

See Notes to Financial Statements

PACIFIC FUNDS

STATEMENTS OF OPERATIONS (Continued)

	Pacific Funds Small-Cap (1)		Pacific Funds Small-Cap Value (1)		Pacific Funds Small-Cap Growth (1)
	Period Ended March 31, 2016	Period Ended November 30, 2015	Period Ended March 31, 2016	Period Ended November 30, 2015	Period Ended March 31, 2016	Period Ended November 30, 2015
INVESTMENT INCOME
Dividends	$3,443	$5,826	$6,183	$8,628	$2,061	$5,304
Interest	16	14	85	8	11	6
Total Investment Income	3,459	5,840	6,268	8,636	2,072	5,310

EXPENSES
Advisory fees	1,823	4,000	2,352	4,519	2,923	8,148
Administration fees	4,284	32,984	4,318	32,789	4,614	32,812
Fund accounting fees (2)	3,374	25,596	3,078	24,700	2,865	23,355
Transfer agency fees and expenses (2)	1,561	14,647	1,414	12,415	1,409	13,271
Support services expenses	38		613		38
Custodian fees and expenses	—	2,977	1,958	4,597	—	2,188
Shareholder reporting expense	—	1,682	—	1,745	—	3,097
Distribution and/or service fees (3)
Class A	46		45		19
Class C	145		70		35
Investor Class	5		26		907	3,354
Transfer agency out-of-pocket expenses	21		342		21
Registration fees	4,032	18,136	14,534	18,350	17,959	35,762
Legal, audit and tax service fees	2,613	24,547	5,546	24,547	3,667	24,547
Trustees’ fees and expenses	2,309	7,340	2,286	7,340	2,129	7,368
Chief compliance officer fees (2)	—	6,417	—	6,417	—	6,417
Offering expenses	5,533		5,533		5,533
Other	2,532	5,283	2,188	5,325	1,737	6,449
Total Expenses	28,316	143,609	44,303	142,744	43,856	166,768
Fee and expense waiver (2)	—	(138,886)	(11,964)	(137,428)	(13,802)	(154,786)
Adviser Expense Reimbursement (4)	(25,943)		(29,397)		(25,758)
Net Expenses	2,373	4,723	2,942	5,316	4,296	11,982
NET INVESTMENT INCOME (LOSS)	1,086	1,117	3,326	3,320	(2,224)	(6,672)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) On:
Investment security transactions	(10,991)	(1,948)	(20,102)	6,946	(23,579)	480
Net Realized Gain (Loss)	(10,991)	(1,948)	(20,102)	6,946	(23,579)	480

Change In Net Unrealized Appreciation (Depreciation) On:
Investment securities	10,916	16,559	31,275	4,860	(43,014)	48,670
Change in Net Unrealized Appreciation (Depreciation)	10,916	16,559	31,275	4,860	(43,014)	48,670
NET GAIN (LOSS)	(75)	14,611	11,173	11,806	(66,593)	49,150
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,011	$15,728	$14,499	$15,126	($68,817)	$42,478

(1)	Because of the change in fiscal year end from November 30 to March 31 for the Fund, the following periods are shown for the Fund: (i) the period from December 31, 2014 through November 30, 2015, which reflects the fiscal year end for the Predecessor Fund prior to the reorganization and (ii) the period from December 1, 2015 through March 31, 2016, which reflects the change in fiscal year end for the Fund upon the reorganization (see Note 1 in Notes to Financial Statements).
(2)	These expense items apply to the Predecessor Funds prior to January 11, 2016 (the date of reorganization).
(3)	The Advisor and Institutional Class shares are not subject to distribution and service fees (see Notes 1 and 6 in Notes to Financial Statements).
(4)	See Note 7B in Notes to Financial Statements.

See Notes to Financial Statements

PACIFIC FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Pacific Funds Portfolio Optimization Conservative		Pacific Funds Portfolio Optimization Moderate-Conservative		Pacific Funds Portfolio Optimization Moderate
	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2016	Year Ended March 31, 2015
OPERATIONS
Net investment income (loss)	$6,207,397	$4,477,619	$9,467,856	$5,896,543	$23,737,275	$15,219,942
Net realized gain (loss)	6,825,195	10,799,223	14,146,859	20,824,581	61,097,352	75,283,829
Change in net unrealized appreciation (depreciation)	(22,221,300)	(859,050)	(37,664,761)	(2,549,050)	(132,517,065)	(12,216,526)
Net Increase (Decrease) in Net Assets Resulting from Operations	(9,188,708)	14,417,792	(14,050,046)	24,172,074	(47,682,438)	78,287,245

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	(3,904,624)	(3,454,200)	(6,508,735)	(5,469,373)	(16,790,588)	(19,048,743)
Class B	(705,520)	(551,909)	(932,057)	(748,105)	(2,304,983)	(2,475,913)
Class C	(3,620,549)	(2,836,796)	(4,371,819)	(3,539,176)	(8,854,712)	(9,326,320)
Class R	(233,548)	(231,328)	(138,296)	(124,908)	(450,122)	(552,031)
Advisor Class	(135,864)	(180,858)	(149,204)	(123,283)	(499,724)	(590,308)
Net realized gains
Class A	(1,464,958)	(3,847,918)	(7,380,485)	(4,251,615)	(33,710,166)	(10,959,626)
Class B	(334,902)	(858,598)	(1,376,966)	(813,848)	(6,330,818)	(2,103,854)
Class C	(1,747,944)	(4,437,897)	(6,468,248)	(3,769,105)	(24,455,786)	(7,871,227)
Class R	(97,645)	(277,370)	(172,228)	(106,079)	(1,001,296)	(364,076)
Advisor Class	(47,371)	(189,503)	(158,780)	(84,413)	(914,566)	(311,818)
Net Decrease from Dividends and Distributions to Shareholders	(12,292,925)	(16,866,377)	(27,656,818)	(19,029,905)	(95,312,761)	(53,603,916)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class A	39,128,909	39,424,777	47,922,900	57,136,981	116,741,636	161,286,327
Class B	6,925,517	5,275,231	6,535,490	5,813,297	15,856,471	18,369,022
Class C	39,002,555	42,394,356	35,754,897	48,443,966	84,727,408	114,956,328
Class R	1,932,425	2,826,989	1,375,825	2,453,292	7,577,848	7,304,490
Advisor Class	1,610,009	8,408,322	2,225,824	5,267,750	8,588,539	18,681,701
Dividends and distribution reinvestments
Class A	5,250,529	6,963,735	13,595,937	9,515,668	49,999,360	29,629,842
Class B	977,663	1,311,259	2,244,758	1,516,125	8,445,179	4,487,672
Class C	5,115,687	6,918,706	10,460,939	7,038,176	32,355,435	16,585,274
Class R	331,193	508,698	310,524	230,987	1,451,418	914,621
Advisor Class	106,229	256,778	218,922	150,779	1,168,221	757,402
Cost of shares repurchased
Class A	(51,179,411)	(66,336,969)	(63,408,157)	(67,483,303)	(167,614,855)	(173,568,973)
Class B	(10,241,258)	(7,501,235)	(8,755,562)	(8,834,053)	(27,549,588)	(21,763,033)
Class C	(52,611,485)	(60,180,762)	(48,371,128)	(44,903,331)	(111,070,721)	(104,739,176)
Class R	(3,425,328)	(2,537,604)	(2,347,409)	(2,886,897)	(9,685,326)	(12,304,519)
Advisor Class	(4,339,090)	(4,551,008)	(2,670,632)	(2,749,236)	(9,838,319)	(17,739,998)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(21,415,856)	(26,818,727)	(4,906,872)	10,710,201	1,152,706	42,856,980
NET INCREASE (DECREASE) IN NET ASSETS	(42,897,489)	(29,267,312)	(46,613,736)	15,852,370	(141,842,493)	67,540,309

NET ASSETS
Beginning of Year	419,563,482	448,830,794	581,373,150	565,520,780	1,656,540,702	1,589,000,393
End of Year	$376,665,993	$419,563,482	$534,759,414	$581,373,150	$1,514,698,209	$1,656,540,702
Undistributed/Accumulated Net Investment Income (Loss)	($399,812)	($667,199)	($851,862)	($1,398,171)	($2,596,320)	($3,653,078)

See Notes to Financial Statements

PACIFIC FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Pacific Funds Portfolio Optimization Growth		Pacific Funds Portfolio Optimization Aggressive-Growth		Pacific Funds Diversified Alternatives
	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2016	Year Ended March 31, 2015
OPERATIONS
Net investment income (loss)	$10,547,317	$8,137,090	$2,330,611	$2,090,801	$210,435	$144,500
Net realized gain (loss)	57,827,730	70,260,635	14,775,806	23,648,517	(167,542)	(14,721)
Change in net unrealized appreciation (depreciation)	(111,596,219)	(12,970,340)	(33,442,284)	(7,113,846)	(34,634)	(81,547)
Net Increase (Decrease) in Net Assets Resulting from Operations	(43,221,172)	65,427,385	(16,335,867)	18,625,472	8,259	48,232

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	(9,672,579)	(12,802,326)	(3,216,598)	(3,417,354)	(97,476)	(33,830)
Class B	(1,162,795)	(1,696,168)	(347,881)	(463,722)
Class C	(4,178,994)	(5,812,228)	(1,159,802)	(1,415,231)	(19,607)	(11,976)
Class R	(283,644)	(413,678)	(124,319)	(149,889)
Advisor Class	(252,100)	(200,361)	(201,505)	(131,420)	(98,021)	(108,736)
Net realized gains
Class A	(34,069,914)	—	(2,096,384)	—	(5,998)	(2,139)
Class B	(6,327,240)	—	(392,900)	—
Class C	(22,532,059)	—	(1,274,589)	—	(2,348)	(807)
Class R	(1,116,465)	—	(93,025)	—
Advisor Class	(821,857)	—	(116,716)	—	(9,253)	(6,673)
Net Decrease from Dividends and Distributions to Shareholders	(80,417,647)	(20,924,761)	(9,023,719)	(5,577,616)	(232,703)	(164,161)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class A	83,995,286	110,958,304	29,404,009	34,237,966	2,050,406	1,625,520
Class B	9,907,249	13,329,240	4,362,107	4,208,529
Class C	50,635,083	67,260,544	20,706,552	29,878,462	285,780	893,601
Class R	4,037,759	5,867,487	1,818,983	2,503,562
Advisor Class	10,834,944	9,050,980	5,273,055	4,554,186	376,294	2,277,040
Dividends and distribution reinvestments
Class A	43,328,751	12,642,428	5,249,516	3,370,198	64,767	33,151
Class B	7,294,906	1,647,341	730,892	455,352
Class C	25,933,496	5,630,979	2,352,130	1,363,502	15,094	12,783
Class R	1,400,109	413,678	217,344	149,889
Advisor Class	879,861	138,194	289,976	112,694	107,274	115,409
Cost of shares repurchased
Class A	(100,116,980)	(94,405,382)	(27,787,173)	(29,088,540)	(371,869)	(157,665)
Class B	(22,060,055)	(20,163,774)	(8,359,195)	(8,060,413)
Class C	(65,186,413)	(65,174,978)	(24,540,419)	(27,114,900)	(171,556)	(340,442)
Class R	(6,399,820)	(6,069,366)	(3,269,903)	(2,250,245)
Advisor Class	(8,143,181)	(4,474,665)	(4,514,480)	(1,063,634)	(1,652,131)	(547,945)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	36,340,995	36,651,010	1,933,394	13,256,608	704,059	3,911,452
NET INCREASE (DECREASE) IN NET ASSETS	(87,297,824)	81,153,634	(23,426,192)	26,304,464	479,615	3,795,523

NET ASSETS
Beginning of Year	1,156,783,703	1,075,630,069	338,625,472	312,321,008	5,793,555	1,998,032
End of Year	$1,069,485,879	$1,156,783,703	$315,199,280	$338,625,472	$6,273,170	$5,793,555
Undistributed/Accumulated Net Investment Income (Loss)	($2,167,134)	($906,281)	($657,084)	$1,366,929	($1,315)	$—

See Notes to Financial Statements

PACIFIC LIFE FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Pacific Funds Short Duration Income		Pacific Funds Core Income		Pacific Funds Strategic Income
	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2016	Year Ended March 31, 2015
OPERATIONS
Net investment income (loss)	$2,787,948	$2,068,788	$17,960,091	$13,913,274	$8,915,648	$5,231,459
Net realized gain (loss)	(3,090,621)	(41,337)	(19,731,308)	(414,889)	(9,377,645)	(158,485)
Change in net unrealized appreciation (depreciation)	1,156,485	(474,354)	(2,012,536)	6,159,452	(6,372,375)	(5,321,037)
Net Increase (Decrease) in Net Assets Resulting from Operations	853,812	1,553,097	(3,783,753)	19,657,837	(6,834,372)	(248,063)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	(892,384)	(921,923)	(6,187,597)	(6,103,604)	(2,415,258)	(1,935,936)
Class C	(321,233)	(297,655)	(3,695,540)	(3,306,524)	(1,539,797)	(1,195,002)
Class I	(32,531)	(24,460)	(123,656)	(68,112)	(57,518)	(72,586)
Class P			(477,842)
Advisor Class	(1,529,240)	(817,824)	(7,477,502)	(4,398,333)	(4,879,588)	(1,994,352)
Net realized gains
Class A	—	(124,939)	—	—	—	(481,859)
Class C	—	(75,249)	—	—	—	(391,679)
Class I	—	(2,655)	—	—	—	(18,329)
Class P			—
Advisor Class	—	(120,604)	—	—	—	(680,224)
Net Decrease from Dividends and Distributions to Shareholders	(2,775,388)	(2,385,309)	(17,962,137)	(13,876,573)	(8,892,161)	(6,769,967)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class A	52,194,546	40,962,087	72,011,353	78,759,630	31,501,290	39,361,105
Class C	24,749,265	18,412,180	30,629,713	89,090,031	17,608,826	27,647,819
Class I	812,407	1,099,458	1,241,695	3,503,148	329,627	428,123
Class P			17,836,568
Advisor Class	120,974,490	98,991,225	163,576,472	195,687,916	123,228,346	97,600,567
Dividends and distribution reinvestments
Class A	774,312	901,978	5,746,936	5,645,816	2,252,968	2,282,659
Class C	305,231	358,020	3,369,932	3,027,883	1,448,846	1,525,454
Class I	32,247	25,161	123,113	67,987	55,406	87,714
Class P			477,842
Advisor Class	1,296,101	792,572	5,474,042	3,647,082	4,414,462	2,109,031
Cost of shares repurchased
Class A	(31,534,279)	(52,934,068)	(92,528,818)	(89,896,818)	(28,395,048)	(26,173,927)
Class C	(11,966,152)	(10,786,625)	(70,900,945)	(32,922,963)	(14,506,198)	(8,222,460)
Class I	(640,633)	(582,486)	(1,455,198)	(972,802)	(710,751)	(728,314)
Class P			(1,721,609)
Advisor Class	(43,939,996)	(57,091,123)	(131,518,326)	(50,564,507)	(70,036,812)	(39,772,549)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	113,057,539	40,148,379	2,362,770	205,072,403	67,190,962	96,145,222
NET INCREASE (DECREASE) IN NET ASSETS	111,135,963	39,316,167	(19,383,120)	210,853,667	51,464,429	89,127,192

NET ASSETS
Beginning of Year	133,670,857	94,354,690	625,562,246	414,708,579	161,462,779	72,335,587
End of Year	$244,806,820	$133,670,857	$606,179,126	$625,562,246	$212,927,208	$161,462,779
Undistributed/Accumulated Net Investment Income (Loss)	$28,467	$15,907	$118,060	$120,106	$64,893	$35,443

See Notes to Financial Statements

PACIFIC LIFE FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Pacific Funds Floating Rate Income		Pacific Funds Limited Duration High Income		Pacific Funds High Income
	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2016	Year Ended March 31, 2015
OPERATIONS
Net investment income (loss)	$28,119,514	$39,940,002	$1,651,089	$1,764,487	$6,895,189	$1,648,228
Net realized gain (loss)	(40,657,299)	(9,871,223)	(3,190,377)	(205,536)	(7,360,650)	(41,177)
Change in net unrealized appreciation (depreciation)	16,316,885	(29,616,921)	329,629	(1,984,190)	(9,146,868)	(1,038,960)
Net Increase (Decrease) in Net Assets Resulting from Operations	3,779,100	451,858	(1,209,659)	(425,239)	(9,612,329)	568,091

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	(8,001,104)	(12,127,562)	(301,881)	(423,413)	(344,925)	(353,304)
Class C	(5,426,961)	(7,355,422)	(127,205)	(144,206)	(173,195)	(232,457)
Class I	(4,062,226)	(5,054,910)	(1,025,782)	(1,064,169)	(9,340)	(379,218)
Class P	(20,218)	(22,232)			(5,793,264)	(446,705)
Advisor Class	(10,641,012)	(15,444,787)	(205,543)	(143,013)	(131,878)	(236,773)
Net realized gains
Class A	—	(649,099)	—	(46,119)	—	(103,589)
Class C	—	(522,838)	—	(18,602)	—	(87,190)
Class I	—	(428,173)	—	(98,118)	—	(143,010)
Class P	—	(1,780)			—	—
Advisor Class	—	(747,931)	—	(9,217)	—	(65,262)
Net Decrease from Dividends and Distributions to Shareholders	(28,151,521)	(42,354,734)	(1,660,411)	(1,946,857)	(6,452,602)	(2,047,508)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class A	57,572,103	84,228,276	4,475,132	4,088,773	13,088,825	5,033,954
Class C	35,227,123	57,551,269	982,447	2,586,718	985,964	2,097,278
Class I	30,632,229	98,998,416	28,368	17,400	9,700	9,150
Class P	302,213	524,364			107,612,767	38,271,087
Advisor Class	108,596,290	205,301,412	3,629,483	4,776,545	906,132	8,799,370
Dividends and distribution reinvestments
Class A	7,543,692	11,852,624	278,229	423,408	335,187	445,733
Class C	4,943,539	7,078,030	123,103	157,493	170,845	314,637
Class I	3,960,071	5,315,410	1,025,782	1,162,287	9,340	522,188
Class P	20,218	24,012			5,793,190	446,705
Advisor Class	9,527,717	13,801,533	203,536	148,906	128,245	264,192
Cost of shares repurchased
Class A	(82,208,193)	(245,143,310)	(3,854,454)	(5,462,415)	(8,242,638)	(5,476,880)
Class C	(53,027,060)	(90,101,400)	(1,390,787)	(1,267,105)	(1,755,791)	(1,836,091)
Class I	(27,869,021)	(105,822,602)	(35,989)	(113,000)	(166,524)	(8,980,068)
Class P	(434,287)	(82,233)			(23,831,252)	(470,826)
Advisor Class	(148,263,600)	(302,300,704)	(7,144,202)	(1,004,771)	(2,827,087)	(7,918,952)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(53,476,966)	(258,774,903)	(1,679,352)	5,514,239	92,216,903	31,521,477
NET INCREASE (DECREASE) IN NET ASSETS	(77,849,387)	(300,677,779)	(4,549,422)	3,142,143	76,151,972	30,042,060

NET ASSETS
Beginning of Year	754,540,565	1,055,218,344	38,348,663	35,206,520	54,285,693	24,243,633
End of Year	$676,691,178	$754,540,565	$33,799,241	$38,348,663	$130,437,665	$54,285,693
Undistributed/Accumulated Net Investment Income (Loss)	$179,836	$211,843	$10,174	$13,298	($166,803)	$6,650

See Notes to Financial Statements

PACIFIC LIFE FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Pacific Funds Large-Cap (1)		Pacific Funds Large-Cap Value (1)		Pacific Funds Small/Mid-Cap (1)
	Period Ended March 31, 2016	Period Ended November 30, 2015	Period Ended March 31, 2016	Period Ended November 30, 2015	Period Ended March 31, 2016	Period Ended November 30, 2015
OPERATIONS
Net investment income (loss)	$14,164	$20,210	$6,957	$6,447	$989	$601
Net realized gain (loss)	(86,266)	(48,401)	(7,797)	(3,320)	(5,191)	2,560
Change in net unrealized appreciation (depreciation)	55,075	28,100	95,006	(2,862)	278,645	20,855
Net Increase (Decrease) in Net Assets Resulting from Operations	(17,027)	(91)	94,166	265	274,443	24,016

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	—		—		—
Class C	—		—		—
Advisor Class	—		—		—
Investor Class	(8,940)	—	(13,490)	—	—
Institutional Class	(30,967)	—	—		(1,676)	—
Net realized gains
Class A	—		—		—
Class C	—		—		—
Advisor Class	—		—		—
Investor Class	—	—	—	—	—
Institutional Class	—	—	—		(2,560)	—
Return of Capital
Class A	—		—		—
Class C	—		—		—
Advisor Class	—		—		—
Investor Class	(696)	—	—	—	—
Institutional Class	(2,409)	—	—		—	—
Net Decrease from Dividends and Distributions to Shareholders	(43,012)	—	(13,490)	—	(4,236)	—

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class A	632,295		468,856		2,151,274
Class C	513,265		455,798		556,105
Advisor Class	555,638		725,406		1,889,964
Investor Class	58,500	635,284	26,102	500,000	2,210,352
Institutional Class	31,500	1,902,333	210,000		210,000	500,000
Dividends and distribution reinvestments
Class A	—		—		—
Class C	—		—		—
Advisor Class	—		—		—
Investor Class	9,636	—	13,490	—	—
Institutional Class	33,376	—	—		4,236	—
Cost of shares repurchased
Class A	(104,757)		—		(22,479)
Class C	(2,811)		(2,799)		(50,000)
Advisor Class	—		—		(301)
Investor Class	—	(5,030)	—	—	—
Institutional Class	—	(5,866)	—		—	—
Net Increase (Decrease) in Net Assets from Capital Share Transactions	1,726,642	2,526,721	1,896,853	500,000	6,949,151	500,000
NET INCREASE (DECREASE) IN NET ASSETS	1,666,603	2,526,630	1,977,529	500,265	7,219,358	524,016

NET ASSETS
Beginning of Period	2,526,630	—	500,265	—	524,016	—
End of Period	$4,193,233	$2,526,630	$2,477,794	$500,265	$7,743,374	$524,016
Undistributed/Accumulated Net Investment Income (Loss)	$—	$20,210	$5,447	$6,447	$5,447	$601

(1)	Because of the change in fiscal year end from November 30 to March 31 for the Fund, the following periods are shown for the Fund: (i) the period from December 31, 2014 through November 30, 2015, which reflects the fiscal year end for the Predecessor Fund prior to the reorganization and (ii) the period from December 1, 2015 through March 31, 2016, which reflects the change in fiscal year end for the Fund upon the reorganization (see Note 1 in Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC LIFE FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Pacific Funds Small-Cap (1)		Pacific Funds Small-Cap Value (1)		Pacific Funds Small-Cap Growth (1)
	Period Ended March 31, 2016	Period Ended November 30, 2015	Period Ended March 31, 2016	Period Ended November 30, 2015	Period Ended March 31, 2016	Period Ended November 30, 2015
OPERATIONS
Net investment income (loss)	$1,086	$1,117	$3,326	$3,320	($2,224)	($6,672)
Net realized gain (loss)	(10,991)	(1,948)	(20,102)	6,946	(23,579)	480
Change in net unrealized appreciation (depreciation)	10,916	16,559	31,275	4,860	(43,014)	48,670
Net Increase (Decrease) in Net Assets Resulting from Operations	1,011	15,728	14,499	15,126	(68,817)	42,478

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	—		—		—
Class C	—		—		—
Advisor Class	—		—		—
Investor Class	—		—		—	—
Institutional Class	(2,814)	—	(8,220)	—	—
Net realized gains
Class A	—		—		—
Class C	—		—		—
Advisor Class	—		—		—
Investor Class	—		—		—	—
Institutional Class	—	—	(7,135)	—	—
Net Decrease from Dividends and Distributions to Shareholders	(2,814)	—	(15,355)	—	—	—

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class A	314,370		135,641		41,238
Class C	121,394		114,721		32,377
Advisor Class	162,664		242,304		226,672
Investor Class	17,601		54,000		10,000	1,004,459
Institutional Class	10,000	500,000	440,308	698,654	410,000
Dividends and distribution reinvestments
Class A	—		—		—
Class C	—		—		—
Advisor Class	—		—		—
Investor Class	—		—		—	—
Institutional Class	2,814	—	15,355	—	—
Cost of shares repurchased
Class A	—		—		—
Class C	—		—		—
Advisor Class	(21,047)		—		—
Investor Class	—		—		—	—
Institutional Class	—	—	(340)	(7,858)	—
Net Increase (Decrease) in Net Assets from Capital Share Transactions	607,796	500,000	1,001,989	690,796	720,287	1,004,459
NET INCREASE (DECREASE) IN NET ASSETS	605,993	515,728	1,001,133	705,922	651,470	1,046,937

NET ASSETS
Beginning of Period	515,728	—	705,922	—	1,046,937	—
End of Period	$1,121,721	$515,728	$1,707,055	$705,922	$1,698,407	$1,046,937
Undistributed/Accumulated Net Investment Income (Loss)	$4,922	$1,117	$3,958	$3,320	$3,309	$—

(1)	Because of the change in fiscal year end from November 30 to March 31 for the Fund, the following periods are shown for the Fund: (i) the period from December 31, 2014 through November 30, 2015, which reflects the fiscal year end for the Predecessor Fund prior to the reorganization and (ii) the period from December 1, 2015 through March 31, 2016, which reflects the change in fiscal year end for the Fund upon the reorganization (see Note 1 in Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC FUNDS

FINANCIAL HIGHLIGHTS

Selected per share, ratios and supplemental data for each year or period ended March 31, were as follows:

Fund		Selected Per Share Data							Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions
For the Year or Period Ended (1)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss) (2)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (3)	Expenses After Reductions (3), (4)	Net Investment Income (Loss) (3)	Total Returns (5)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Pacific Funds Portfolio Optimization Conservative
Class A
4/1/2015 - 3/31/2016	$11.22	$0.22	($0.43)	($0.21)	($0.28)	($0.10)	($0.38)	$10.63	0.67%	0.60%	1.99%	(1.73%)	$154,762	42%
4/1/2014 - 3/31/2015	11.29	0.16	0.26	0.42	(0.23)	(0.26)	(0.49)	11.22	0.68%	0.60%	1.44%	3.71%	169,945	17%
4/1/2013 - 3/31/2014	11.40	0.10	0.10	0.20	(0.15)	(0.16)	(0.31)	11.29	0.70%	0.60%	0.90%	1.78%	190,492	11%
4/1/2012 - 3/31/2013	11.07	0.23	0.49	0.72	(0.34)	(0.05)	(0.39)	11.40	0.71%	0.60%	2.01%	6.57%	230,646	27%
4/1/2011 - 3/31/2012	10.87	0.22	0.29	0.51	(0.28)	(0.03)	(0.31)	11.07	0.73%	0.60%	1.99%	4.80%	182,912	10%
Class B
4/1/2015 - 3/31/2016	$11.05	$0.13	($0.41)	($0.28)	($0.22)	($0.10)	($0.32)	$10.45	1.42%	1.35%	1.24%	(2.51%)	$33,675	42%
4/1/2014 - 3/31/2015	11.14	0.08	0.25	0.33	(0.16)	(0.26)	(0.42)	11.05	1.43%	1.35%	0.69%	3.00%	37,979	17%
4/1/2013 - 3/31/2014	11.27	0.02	0.10	0.12	(0.09)	(0.16)	(0.25)	11.14	1.45%	1.35%	0.15%	1.06%	39,160	11%
4/1/2012 - 3/31/2013	10.96	0.14	0.50	0.64	(0.28)	(0.05)	(0.33)	11.27	1.46%	1.35%	1.27%	5.89%	41,999	27%
4/1/2011 - 3/31/2012	10.78	0.13	0.29	0.42	(0.21)	(0.03)	(0.24)	10.96	1.48%	1.35%	1.24%	4.02%	33,122	10%
Class C
4/1/2015 - 3/31/2016	$11.05	$0.13	($0.42)	($0.29)	($0.22)	($0.10)	($0.32)	$10.44	1.42%	1.35%	1.24%	(2.51%)	$173,137	42%
4/1/2014 - 3/31/2015	11.13	0.08	0.26	0.34	(0.16)	(0.26)	(0.42)	11.05	1.43%	1.35%	0.69%	3.09%	191,946	17%
4/1/2013 - 3/31/2014	11.26	0.02	0.10	0.12	(0.09)	(0.16)	(0.25)	11.13	1.45%	1.35%	0.15%	1.04%	204,180	11%
4/1/2012 - 3/31/2013	10.96	0.14	0.49	0.63	(0.28)	(0.05)	(0.33)	11.26	1.46%	1.35%	1.22%	5.84%	220,688	27%
4/1/2011 - 3/31/2012	10.77	0.13	0.30	0.43	(0.21)	(0.03)	(0.24)	10.96	1.48%	1.35%	1.24%	4.08%	158,748	10%
Class R
4/1/2015 - 3/31/2016	$11.16	$0.19	($0.42)	($0.23)	($0.26)	($0.10)	($0.36)	$10.57	0.92%	0.85%	1.74%	(2.05%)	$10,116	42%
4/1/2014 - 3/31/2015	11.24	0.14	0.25	0.39	(0.21)	(0.26)	(0.47)	11.16	0.93%	0.85%	1.19%	3.48%	11,820	17%
4/1/2013 - 3/31/2014	11.36	0.07	0.10	0.17	(0.13)	(0.16)	(0.29)	11.24	0.95%	0.85%	0.65%	1.52%	11,132	11%
4/1/2012 - 3/31/2013	11.03	0.20	0.50	0.70	(0.32)	(0.05)	(0.37)	11.36	0.96%	0.85%	1.79%	6.38%	12,357	27%
4/1/2011 - 3/31/2012	10.83	0.19	0.29	0.48	(0.25)	(0.03)	(0.28)	11.03	0.98%	0.85%	1.74%	4.58%	10,522	10%
Advisor Class
4/1/2015 - 3/31/2016	$11.23	$0.25	($0.43)	($0.18)	($0.30)	($0.10)	($0.40)	$10.65	0.42%	0.35%	2.24%	(1.53%)	$4,976	42%
4/1/2014 - 3/31/2015	11.29	0.19	0.26	0.45	(0.25)	(0.26)	(0.51)	11.23	0.43%	0.35%	1.69%	4.01%	7,872	17%
4/1/2013 - 3/31/2014	11.41	0.12	0.09	0.21	(0.17)	(0.16)	(0.33)	11.29	0.45%	0.40%	1.10%	1.87%	3,867	11%
12/31/2012 - 3/31/2013	11.18	(0.01)	0.24	0.23	—	—	—	11.41	0.48%	0.40%	(0.40%)	2.06%	1,366	27%
Pacific Funds Portfolio Optimization Moderate-Conservative
Class A
4/1/2015 - 3/31/2016	$12.61	$0.25	($0.50)	($0.25)	($0.29)	($0.34)	($0.63)	$11.73	0.67%	0.60%	2.07%	(1.87%)	$255,376	34%
4/1/2014 - 3/31/2015	12.48	0.18	0.40	0.58	(0.25)	(0.20)	(0.45)	12.61	0.67%	0.60%	1.40%	4.69%	276,898	17%
4/1/2013 - 3/31/2014	12.10	0.11	0.50	0.61	(0.18)	(0.05)	(0.23)	12.48	0.69%	0.60%	0.89%	5.08%	274,899	5%
4/1/2012 - 3/31/2013	11.56	0.18	0.64	0.82	(0.28)	—	(0.28)	12.10	0.71%	0.60%	1.58%	7.22%	246,609	24%
4/1/2011 - 3/31/2012	11.25	0.18	0.35	0.53	(0.22)	—	(0.22)	11.56	0.73%	0.60%	1.62%	4.87%	188,660	10%
Class B
4/1/2015 - 3/31/2016	$12.46	$0.16	($0.49)	($0.33)	($0.23)	($0.34)	($0.57)	$11.56	1.42%	1.35%	1.32%	(2.61%)	$47,540	34%
4/1/2014 - 3/31/2015	12.36	0.08	0.40	0.48	(0.18)	(0.20)	(0.38)	12.46	1.42%	1.35%	0.65%	3.91%	51,223	17%
4/1/2013 - 3/31/2014	11.99	0.02	0.51	0.53	(0.11)	(0.05)	(0.16)	12.36	1.44%	1.35%	0.14%	4.47%	52,285	5%
4/1/2012 - 3/31/2013	11.46	0.10	0.63	0.73	(0.20)	—	(0.20)	11.99	1.46%	1.35%	0.85%	6.46%	49,372	24%
4/1/2011 - 3/31/2012	11.17	0.10	0.35	0.45	(0.16)	—	(0.16)	11.46	1.48%	1.35%	0.87%	4.07%	40,812	10%
Class C
4/1/2015 - 3/31/2016	$12.45	$0.16	($0.48)	($0.32)	($0.23)	($0.34)	($0.57)	$11.56	1.42%	1.35%	1.32%	(2.61%)	$221,192	34%
4/1/2014 - 3/31/2015	12.35	0.08	0.40	0.48	(0.18)	(0.20)	(0.38)	12.45	1.42%	1.35%	0.65%	3.93%	240,803	17%
4/1/2013 - 3/31/2014	11.99	0.02	0.51	0.53	(0.12)	(0.05)	(0.17)	12.35	1.44%	1.35%	0.14%	4.41%	228,445	5%
4/1/2012 - 3/31/2013	11.47	0.09	0.64	0.73	(0.21)	—	(0.21)	11.99	1.46%	1.35%	0.81%	6.41%	196,123	24%
4/1/2011 - 3/31/2012	11.16	0.10	0.36	0.46	(0.15)	—	(0.15)	11.47	1.48%	1.35%	0.87%	4.20%	144,900	10%
Class R
4/1/2015 - 3/31/2016	$12.56	$0.22	($0.49)	($0.27)	($0.27)	($0.34)	($0.61)	$11.68	0.92%	0.85%	1.82%	(2.15%)	$5,761	34%
4/1/2014 - 3/31/2015	12.44	0.14	0.41	0.55	(0.23)	(0.20)	(0.43)	12.56	0.92%	0.85%	1.15%	4.43%	6,881	17%
4/1/2013 - 3/31/2014	12.06	0.08	0.51	0.59	(0.16)	(0.05)	(0.21)	12.44	0.94%	0.85%	0.64%	4.91%	7,000	5%
4/1/2012 - 3/31/2013	11.52	0.16	0.63	0.79	(0.25)	—	(0.25)	12.06	0.96%	0.85%	1.39%	6.92%	6,482	24%
4/1/2011 - 3/31/2012	11.22	0.15	0.35	0.50	(0.20)	—	(0.20)	11.52	0.98%	0.85%	1.37%	4.53%	6,301	10%

See Notes to Financial Statements	See explanation of references on C-21

PACIFIC FUNDS

FINANCIAL HIGHLIGHTS (Continued)

Selected per share, ratios and supplemental data for each year or period ended March 31, were as follows:

Fund		Selected Per Share Data							Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions
For the Year or Period Ended (1)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss) (2)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (3)	Expenses After Reductions (3), (4)	Net Investment Income (Loss) (3)	Total Returns (5)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Pacific Funds Portfolio Optimization Moderate-Conservative (Continued)
Advisor Class
4/1/2015 - 3/31/2016	$12.62	$0.28	($0.49)	($0.21)	($0.32)	($0.34)	($0.66)	$11.75	0.42%	0.35%	2.32%	(1.60%)	$4,891	34%
4/1/2014 - 3/31/2015	12.49	0.21	0.40	0.61	(0.28)	(0.20)	(0.48)	12.62	0.42%	0.35%	1.65%	4.89%	5,568	17%
4/1/2013 - 3/31/2014	12.10	0.13	0.51	0.64	(0.20)	(0.05)	(0.25)	12.49	0.44%	0.40%	1.09%	5.32%	2,892	5%
12/31/2012 - 3/31/2013	11.68	(0.01)	0.43	0.42	—	—	—	12.10	0.46%	0.40%	(0.40%)	3.60%	880	24%
Pacific Funds Portfolio Optimization Moderate
Class A
4/1/2015 - 3/31/2016	$14.20	$0.25	($0.60)	($0.35)	($0.28)	($0.58)	($0.86)	$12.99	0.66%	0.60%	1.85%	(2.50%)	$771,853	35%
4/1/2014 - 3/31/2015	13.98	0.18	0.55	0.73	(0.32)	(0.19)	(0.51)	14.20	0.66%	0.60%	1.28%	5.30%	844,759	19%
4/1/2013 - 3/31/2014	13.06	0.11	1.00	1.11	(0.19)	—	(0.19)	13.98	0.69%	0.60%	0.84%	8.51%	814,707	1%
4/1/2012 - 3/31/2013	12.26	0.15	0.86	1.01	(0.21)	—	(0.21)	13.06	0.70%	0.60%	1.20%	8.36%	654,158	25%
4/1/2011 - 3/31/2012	11.88	0.14	0.42	0.56	(0.18)	—	(0.18)	12.26	0.72%	0.60%	1.18%	4.82%	517,945	7%
Class B
4/1/2015 - 3/31/2016	$14.10	$0.15	($0.60)	($0.45)	($0.20)	($0.58)	($0.78)	$12.87	1.41%	1.35%	1.10%	(3.21%)	$142,921	35%
4/1/2014 - 3/31/2015	13.89	0.07	0.55	0.62	(0.22)	(0.19)	(0.41)	14.10	1.41%	1.35%	0.53%	4.49%	159,975	19%
4/1/2013 - 3/31/2014	12.96	0.01	1.01	1.02	(0.09)	—	(0.09)	13.89	1.44%	1.35%	0.09%	7.90%	156,450	1%
4/1/2012 - 3/31/2013	12.18	0.06	0.85	0.91	(0.13)	—	(0.13)	12.96	1.45%	1.35%	0.47%	7.49%	136,411	25%
4/1/2011 - 3/31/2012	11.80	0.05	0.43	0.48	(0.10)	—	(0.10)	12.18	1.47%	1.35%	0.43%	4.13%	115,513	7%
Class C
4/1/2015 - 3/31/2016	$14.08	$0.15	($0.60)	($0.45)	($0.20)	($0.58)	($0.78)	$12.85	1.41%	1.35%	1.10%	(3.22%)	$554,661	35%
4/1/2014 - 3/31/2015	13.87	0.07	0.55	0.62	(0.22)	(0.19)	(0.41)	14.08	1.41%	1.35%	0.53%	4.51%	601,814	19%
4/1/2013 - 3/31/2014	12.95	0.01	1.01	1.02	(0.10)	—	(0.10)	13.87	1.44%	1.35%	0.09%	7.89%	566,257	1%
4/1/2012 - 3/31/2013	12.17	0.06	0.85	0.91	(0.13)	—	(0.13)	12.95	1.45%	1.35%	0.46%	7.50%	445,932	25%
4/1/2011 - 3/31/2012	11.78	0.05	0.43	0.48	(0.09)	—	(0.09)	12.17	1.47%	1.35%	0.43%	4.18%	366,753	7%
Class R
4/1/2015 - 3/31/2016	$14.18	$0.22	($0.60)	($0.38)	($0.25)	($0.58)	($0.83)	$12.97	0.91%	0.85%	1.60%	(2.70%)	$25,429	35%
4/1/2014 - 3/31/2015	13.96	0.15	0.54	0.69	(0.28)	(0.19)	(0.47)	14.18	0.91%	0.85%	1.03%	5.00%	28,097	19%
4/1/2013 - 3/31/2014	13.03	0.08	1.00	1.08	(0.15)	—	(0.15)	13.96	0.94%	0.85%	0.59%	8.33%	31,641	1%
4/1/2012 - 3/31/2013	12.24	0.11	0.86	0.97	(0.18)	—	(0.18)	13.03	0.95%	0.85%	0.93%	8.02%	29,715	25%
4/1/2011 - 3/31/2012	11.84	0.11	0.43	0.54	(0.14)	—	(0.14)	12.24	0.97%	0.85%	0.93%	4.67%	23,321	7%
Advisor Class
4/1/2015 - 3/31/2016	$14.20	$0.29	($0.60)	($0.31)	($0.31)	($0.58)	($0.89)	$13.00	0.41%	0.35%	2.10%	(2.24%)	$19,835	35%
4/1/2014 - 3/31/2015	13.98	0.22	0.55	0.77	(0.36)	(0.19)	(0.55)	14.20	0.41%	0.35%	1.53%	5.54%	21,896	19%
4/1/2013 - 3/31/2014	13.06	0.14	1.00	1.14	(0.22)	—	(0.22)	13.98	0.44%	0.40%	1.04%	8.73%	19,945	1%
12/31/2012 - 3/31/2013	12.41	(0.01)	0.66	0.65	—	—	—	13.06	0.45%	0.40%	(0.40%)	5.24%	3,396	25%
Pacific Funds Portfolio Optimization Growth
Class A
4/1/2015 - 3/31/2016	$15.34	$0.19	($0.69)	($0.50)	($0.23)	($0.87)	($1.10)	$13.74	0.66%	0.60%	1.29%	(3.35%)	$570,267	34%
4/1/2014 - 3/31/2015	14.74	0.16	0.77	0.93	(0.33)	—	(0.33)	15.34	0.66%	0.60%	1.07%	6.36%	607,360	21%
4/1/2013 - 3/31/2014	13.33	0.09	1.51	1.60	(0.19)	—	(0.19)	14.74	0.69%	0.60%	0.66%	12.01%	555,319	1%
4/1/2012 - 3/31/2013	12.41	0.10	0.96	1.06	(0.14)	—	(0.14)	13.33	0.71%	0.60%	0.83%	8.62%	436,055	25%
4/1/2011 - 3/31/2012	12.05	0.10	0.38	0.48	(0.12)	—	(0.12)	12.41	0.72%	0.60%	0.82%	4.13%	365,426	8%
Class B
4/1/2015 - 3/31/2016	$15.22	$0.08	($0.69)	($0.61)	($0.15)	($0.87)	($1.02)	$13.59	1.41%	1.35%	0.54%	(4.13%)	$102,001	34%
4/1/2014 - 3/31/2015	14.62	0.05	0.77	0.82	(0.22)	—	(0.22)	15.22	1.41%	1.35%	0.32%	5.61%	119,159	21%
4/1/2013 - 3/31/2014	13.22	(0.01)	1.50	1.49	(0.09)	—	(0.09)	14.62	1.44%	1.35%	(0.09%)	11.25%	119,506	1%
4/1/2012 - 3/31/2013	12.30	0.01	0.96	0.97	(0.05)	—	(0.05)	13.22	1.46%	1.35%	0.09%	7.92%	105,757	25%
4/1/2011 - 3/31/2012	11.93	0.01	0.40	0.41	(0.04)	—	(0.04)	12.30	1.47%	1.35%	0.07%	3.50%	95,937	8%
Class C
4/1/2015 - 3/31/2016	$15.18	$0.08	($0.69)	($0.61)	($0.15)	($0.87)	($1.02)	$13.55	1.41%	1.35%	0.54%	(4.13%)	$366,805	34%
4/1/2014 - 3/31/2015	14.59	0.05	0.76	0.81	(0.22)	—	(0.22)	15.18	1.41%	1.35%	0.32%	5.59%	398,716	21%
4/1/2013 - 3/31/2014	13.19	(0.01)	1.50	1.49	(0.09)	—	(0.09)	14.59	1.44%	1.35%	(0.09%)	11.33%	375,368	1%
4/1/2012 - 3/31/2013	12.27	0.01	0.96	0.97	(0.05)	—	(0.05)	13.19	1.46%	1.35%	0.09%	7.95%	295,615	25%
4/1/2011 - 3/31/2012	11.91	0.01	0.39	0.40	(0.04)	—	(0.04)	12.27	1.47%	1.35%	0.07%	3.39%	257,114	8%

See Notes to Financial Statements	See explanation of references on C-21

PACIFIC FUNDS

FINANCIAL HIGHLIGHTS (Continued)

Selected per share, ratios and supplemental data for each year or period ended March 31, were as follows:

Fund		Selected Per Share Data										Ratios to Average Net Assets			Supplemental Data
		Investment Operations				Distributions
For the Year or Period Ended (1)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss) (2)	Net Realized and Unrealized Gain (Loss)		Total	Net Investment Income		Capital Gains	Total		Net Asset Value, End of Year or Period	Expenses Before Reductions (3)	Expenses After Reductions (3), (4)	Net Investment Income (Loss) (3)	Total Returns (5)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Pacific Funds Portfolio Optimization Growth (Continued)
Class R
4/1/2015 - 3/31/2016	$15.32	$0.15	($0.68)		($0.53)	($0.21)		($0.87)	($1.08)		$13.71	0.91%	0.85%	1.04%	(3.60%)	$18,328	34%
4/1/2014 - 3/31/2015	14.72	0.12	0.77		0.89	(0.29)		—	(0.29)		15.32	0.91%	0.85%	0.82%	6.10%	21,383	21%
4/1/2013 - 3/31/2014	13.32	0.06	1.49		1.55	(0.15)		—	(0.15)		14.72	0.94%	0.85%	0.41%	11.67%	20,326	1%
4/1/2012 - 3/31/2013	12.40	0.07	0.96		1.03	(0.11)		—	(0.11)		13.32	0.96%	0.85%	0.55%	8.38%	17,844	25%
4/1/2011 - 3/31/2012	12.03	0.07	0.40		0.47	(0.10)		—	(0.10)		12.40	0.97%	0.85%	0.57%	3.97%	14,710	8%
Advisor Class
4/1/2015 - 3/31/2016	$15.35	$0.22	($0.68)		($0.46)	($0.26)		($0.87)	($1.13)		$13.76	0.41%	0.35%	1.54%	(3.10%)	$12,084	34%
4/1/2014 - 3/31/2015	14.75	0.19	0.78		0.97	(0.37)		—	(0.37)		15.35	0.41%	0.35%	1.32%	6.61%	10,165	21%
4/1/2013 - 3/31/2014	13.34	0.12	1.51		1.63	(0.22)		—	(0.22)		14.75	0.44%	0.40%	0.86%	12.21%	5,111	1%
12/31/2012 - 3/31/2013	12.50	(0.01)	0.85		0.84	—		—	—		13.34	0.45%	0.40%	(0.40%)	6.72%	2,470	25%
Pacific Funds Portfolio Optimization Aggressive-Growth
Class A
4/1/2015 - 3/31/2016	$15.85	$0.16	($0.85)		($0.69)	($0.28)		($0.18)	($0.46)		$14.70	0.68%	0.60%	1.03%	(4.37%)	$170,874	35%
4/1/2014 - 3/31/2015	15.23	0.15	0.79		0.94	(0.32)		—	(0.32)		15.85	0.68%	0.60%	0.97%	6.18%	177,171	20%
4/1/2013 - 3/31/2014	13.50	0.08	1.77		1.85	(0.12)		—	(0.12)		15.23	0.71%	0.60%	0.58%	13.70%	161,858	5%
4/1/2012 - 3/31/2013	12.56	0.07	0.96		1.03	(0.09)		—	(0.09)		13.50	0.73%	0.60%	0.57%	8.30%	133,265	30%
4/1/2011 - 3/31/2012	12.29	0.06	0.27		0.33	(0.06)		—	(0.06)		12.56	0.74%	0.60%	0.52%	2.73%	122,397	13%
Class B
4/1/2015 - 3/31/2016	$15.57	$0.04	($0.84)		($0.80)	($0.16)		($0.18)	($0.34)		$14.43	1.43%	1.35%	0.28%	(5.15%)	$30,038	35%
4/1/2014 - 3/31/2015	14.94	0.03	0.80		0.83	(0.20)		—	(0.20)		15.57	1.43%	1.35%	0.22%	5.55%	35,840	20%
4/1/2013 - 3/31/2014	13.22	(0.02)	1.76		1.74	(0.02)		—	(0.02)		14.94	1.46%	1.35%	(0.17%)	13.13%	37,704	5%
4/1/2012 - 3/31/2013	12.28	(0.02)	0.96		0.94	(0.00	)(6)	—	(0.00	)(6)	13.22	1.48%	1.35%	(0.17%)	7.69%	33,013	30%
4/1/2011 - 3/31/2012	12.03	(0.03)	0.28		0.25	—		—	—		12.28	1.49%	1.35%	(0.23%)	2.08%	31,969	13%
Class C
4/1/2015 - 3/31/2016	$15.55	$0.04	($0.83)		($0.79)	($0.17)		($0.18)	($0.35)		$14.41	1.43%	1.35%	0.28%	(5.13%)	$100,573	35%
4/1/2014 - 3/31/2015	14.93	0.03	0.79		0.82	(0.20)		—	(0.20)		15.55	1.43%	1.35%	0.22%	5.54%	110,241	20%
4/1/2013 - 3/31/2014	13.22	(0.02)	1.75		1.73	(0.02)		—	(0.02)		14.93	1.46%	1.35%	(0.17%)	13.12%	101,888	5%
4/1/2012 - 3/31/2013	12.28	(0.02)	0.97		0.95	(0.01)		—	(0.01)		13.22	1.48%	1.35%	(0.18%)	7.71%	81,754	30%
4/1/2011 - 3/31/2012	12.03	(0.03)	0.28		0.25	—		—	—		12.28	1.49%	1.35%	(0.23%)	2.08%	76,613	13%
Class R
4/1/2015 - 3/31/2016	$15.77	$0.12	($0.84)		($0.72)	($0.24)		($0.18)	($0.42)		$14.63	0.93%	0.85%	0.78%	(4.59%)	$7,036	35%
4/1/2014 - 3/31/2015	15.15	0.11	0.79		0.90	(0.28)		—	(0.28)		15.77	0.93%	0.85%	0.72%	5.94%	8,893	20%
4/1/2013 - 3/31/2014	13.43	0.05	1.75		1.80	(0.08)		—	(0.08)		15.15	0.96%	0.85%	0.33%	13.45%	8,151	5%
4/1/2012 - 3/31/2013	12.48	0.04	0.97		1.01	(0.06)		—	(0.06)		13.43	0.98%	0.85%	0.33%	8.17%	7,251	30%
4/1/2011 - 3/31/2012	12.22	0.03	0.26		0.29	(0.03)		—	(0.03)		12.48	0.99%	0.85%	0.27%	2.43%	6,662	13%
Advisor Class
4/1/2015 - 3/31/2016	$15.86	$0.19	($0.84)		($0.65)	($0.32)		($0.18)	($0.50)		$14.71	0.43%	0.35%	1.28%	(4.13%)	$6,679	35%
4/1/2014 - 3/31/2015	15.23	0.19	0.79		0.98	(0.35)		—	(0.35)		15.86	0.43%	0.35%	1.22%	6.50%	6,480	20%
4/1/2013 - 3/31/2014	13.51	0.11	1.76		1.87	(0.15)		—	(0.15)		15.23	0.46%	0.40%	0.78%	13.84%	2,719	5%
12/31/2012 - 3/31/2013	12.56	(0.01)	0.96		0.95	—		—	—		13.51	0.48%	0.40%	(0.40%)	7.56%	222	30%
Pacific Funds Diversified Alternatives
Class A
4/1/2015 - 3/31/2016	$10.00	$0.35	($0.31)		$0.04	($0.37)		($0.04)	($0.41)		$9.63	1.36%	0.85%	3.65%	0.55%	$3,136	73%
4/1/2014 - 3/31/2015	9.99	0.38	(0.06)		0.32	(0.29)		(0.02)	(0.31)		10.00	2.83%	0.85%	3.77%	3.19%	1,465	23%
12/31/2013 - 3/31/2014	10.00	(0.01)	(0.00	)(6)	(0.01)	—		—	—		9.99	3.36%	0.85%	(0.34%)	(0.10%)	10	1%
Class C
4/1/2015 - 3/31/2016	$9.92	$0.28	($0.31)		($0.03)	($0.30)		($0.04)	($0.34)		$9.55	2.11%	1.60%	2.90%	(0.19%)	$661	73%
4/1/2014 - 3/31/2015	9.97	0.30	(0.06)		0.24	(0.27)		(0.02)	(0.29)		9.92	3.58%	1.60%	3.02%	2.39%	558	23%
12/31/2013 - 3/31/2014	10.00	(0.03)	(0.00	)(6)	(0.03)	—		—	—		9.97	4.11%	1.60%	(1.09%)	(0.30%)	10	1%

See Notes to Financial Statements	See explanation of references on C-21

PACIFIC FUNDS

FINANCIAL HIGHLIGHTS (Continued)

Selected per share, ratios and supplemental data for each year or period ended March 31, were as follows:

Fund		Selected Per Share Data								Ratios to Average Net Assets			Supplemental Data
		Investment Operations				Distributions
For the Year or Period Ended (1)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss) (2)		Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (3)	Expenses After Reductions (3), (4)	Net Investment Income (Loss) (3)	Total Returns (5)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Pacific Funds Diversified Alternatives (Continued)
Advisor Class
4/1/2015 - 3/31/2016	$10.01	$0.39		($0.33)	$0.06	($0.38)	($0.04)	($0.42)	$9.65	1.11%	0.60%	3.90%	0.86%	$2,476	73%
4/1/2014 - 3/31/2015	9.99	0.41		(0.08)	0.33	(0.29)	(0.02)	(0.31)	10.01	2.58%	0.60%	4.02%	3.37%	3,771	23%
12/31/2013 - 3/31/2014	10.00	(0.00	)(6)	(0.01)	(0.01)	—	—	—	9.99	3.11%	0.60%	(0.09%)	(0.10%)	1,978	1%
Pacific Funds Short Duration Income
Class A
4/1/2015 - 3/31/2016	$10.41	$0.17		($0.15)	$0.02	($0.17)	$—	($0.17)	$10.26	1.06%	0.85%	1.62%	0.15%	$69,477	41%
4/1/2014 - 3/31/2015	10.46	0.19		(0.03)	0.16	(0.18)	(0.03)	(0.21)	10.41	1.09%	0.85%	1.77%	1.51%	48,685	78%
4/1/2013 - 3/31/2014	10.46	0.17		0.04	0.21	(0.18)	(0.03)	(0.21)	10.46	1.14%	0.85%	1.68%	2.00%	60,012	98%
6/29/2012 - 3/31/2013	10.20	0.16		0.32	0.48	(0.15)	(0.07)	(0.22)	10.46	1.24%	0.85%	2.02%	4.78%	22,589	146%
Class C
4/1/2015 - 3/31/2016	$10.39	$0.09		($0.15)	($0.06)	($0.09)	$—	($0.09)	$10.24	1.81%	1.60%	0.87%	(0.58%)	$44,180	41%
4/1/2014 - 3/31/2015	10.45	0.11		(0.03)	0.08	(0.11)	(0.03)	(0.14)	10.39	1.84%	1.60%	1.02%	0.68%	31,569	78%
4/1/2013 - 3/31/2014	10.45	0.10		0.03	0.13	(0.10)	(0.03)	(0.13)	10.45	1.89%	1.60%	0.93%	1.28%	23,769	98%
6/29/2012 - 3/31/2013	10.20	0.10		0.33	0.43	(0.11)	(0.07)	(0.18)	10.45	1.99%	1.60%	1.27%	4.28%	10,307	146%
Class I
4/1/2015 - 3/31/2016	$10.39	$0.20		($0.14)	$0.06	($0.20)	$—	($0.20)	$10.25	0.66%	0.55%	1.92%	0.54%	$1,695	41%
4/1/2014 - 3/31/2015	10.45	0.21		(0.03)	0.18	(0.21)	(0.03)	(0.24)	10.39	0.69%	0.57%	2.05%	1.70%	1,516	78%
4/1/2013 - 3/31/2014	10.45	0.21		0.02	0.23	(0.20)	(0.03)	(0.23)	10.45	0.74%	0.60%	1.93%	2.20%	979	98%
4/1/2012 - 3/31/2013	10.14	0.23		0.38	0.61	(0.23)	(0.07)	(0.30)	10.45	1.08%	0.60%	2.27%	6.10%	13,280	146%
12/19/2011 - 3/31/2012	10.00	0.06		0.15	0.21	(0.07)	—	(0.07)	10.14	2.04%	0.60%	2.06%	2.10%	12,251	73%
Advisor Class
4/1/2015 - 3/31/2016	$10.41	$0.19		($0.15)	$0.04	($0.19)	$—	($0.19)	$10.26	0.81%	0.60%	1.87%	0.40%	$129,455	41%
4/1/2014 - 3/31/2015	10.46	0.21		(0.02)	0.19	(0.21)	(0.03)	(0.24)	10.41	0.83%	0.60%	2.02%	1.78%	51,901	78%
4/1/2013 - 3/31/2014	10.46	0.20		0.03	0.23	(0.20)	(0.03)	(0.23)	10.46	0.89%	0.60%	1.93%	2.25%	9,595	98%
6/29/2012 - 3/31/2013	10.20	0.18		0.31	0.49	(0.16)	(0.07)	(0.23)	10.46	0.99%	0.60%	2.27%	4.85%	3,148	146%
Pacific Funds Core Income
Class A
4/1/2015 - 3/31/2016	$10.79	$0.31		($0.34)	($0.03)	($0.31)	$—	($0.31)	$10.45	1.14%	0.95%	2.92%	(0.27%)	$196,297	74%
4/1/2014 - 3/31/2015	10.66	0.31		0.13	0.44	(0.31)	—	(0.31)	10.79	1.14%	0.93%	2.93%	4.17%	218,368	53%
4/1/2013 - 3/31/2014	10.92	0.32		(0.09)	0.23	(0.33)	(0.16)	(0.49)	10.66	1.16%	0.90%	3.03%	2.27%	221,086	120%
4/1/2012 - 3/31/2013	10.61	0.30		0.55	0.85	(0.29)	(0.25)	(0.54)	10.92	1.17%	0.90%	2.76%	8.13%	333,987	171%
4/1/2011 - 3/31/2012	10.16	0.30		0.48	0.78	(0.30)	(0.03)	(0.33)	10.61	1.35%	0.90%	2.94%	7.79%	247,522	199%
Class C
4/1/2015 - 3/31/2016	$10.79	$0.23		($0.34)	($0.11)	($0.23)	$—	($0.23)	$10.45	1.89%	1.70%	2.17%	(1.03%)	$140,657	74%
4/1/2014 - 3/31/2015	10.66	0.23		0.13	0.36	(0.23)	—	(0.23)	10.79	1.89%	1.68%	2.18%	3.42%	183,952	53%
4/1/2013 - 3/31/2014	10.93	0.24		(0.10)	0.14	(0.25)	(0.16)	(0.41)	10.66	1.91%	1.65%	2.28%	1.41%	122,946	120%
4/1/2012 - 3/31/2013	10.62	0.22		0.55	0.77	(0.21)	(0.25)	(0.46)	10.93	1.92%	1.65%	2.01%	7.37%	160,472	171%
6/30/2011 - 3/31/2012	10.32	0.17		0.33	0.50	(0.17)	(0.03)	(0.20)	10.62	2.07%	1.65%	2.17%	4.89%	76,726	199%
Class I
4/1/2015 - 3/31/2016	$10.80	$0.34		($0.34)	$0.00	($0.34)	$—	($0.34)	$10.46	0.74%	0.65%	3.22%	0.03%	$3,585	74%
4/1/2014 - 3/31/2015	10.67	0.34		0.13	0.47	(0.34)	—	(0.34)	10.80	0.73%	0.65%	3.21%	4.46%	3,806	53%
4/1/2013 - 3/31/2014	10.93	0.35		(0.09)	0.26	(0.36)	(0.16)	(0.52)	10.67	0.76%	0.65%	3.28%	2.53%	1,187	120%
4/1/2012 - 3/31/2013	10.62	0.33		0.55	0.88	(0.32)	(0.25)	(0.57)	10.93	0.77%	0.65%	3.01%	8.39%	1,794	171%
4/1/2011 - 3/31/2012	10.16	0.36		0.44	0.80	(0.31)	(0.03)	(0.34)	10.62	0.95%	0.65%	3.42%	7.95%	1,292	199%
Class P
4/27/2015 - 3/31/2016	$10.88	$0.31		($0.39)	($0.08)	($0.31)	$—	($0.31)	$10.49	0.74%	0.70%	3.17%	(0.75%)	$15,964	74%
Advisor Class
4/1/2015 - 3/31/2016	$10.81	$0.33		($0.34)	($0.01)	($0.33)	$—	($0.33)	$10.47	0.89%	0.70%	3.17%	(0.02%)	$249,677	74%
4/1/2014 - 3/31/2015	10.68	0.34		0.13	0.47	(0.34)	—	(0.34)	10.81	0.88%	0.69%	3.17%	4.43%	219,437	53%
4/1/2013 - 3/31/2014	10.95	0.35		(0.10)	0.25	(0.36)	(0.16)	(0.52)	10.68	0.91%	0.65%	3.28%	2.53%	69,489	120%
6/29/2012 - 3/31/2013	10.79	0.24		0.41	0.65	(0.24)	(0.25)	(0.49)	10.95	0.94%	0.67%	2.99%	5.97%	93,966	171%

See Notes to Financial Statements	See explanation of references on C-21

PACIFIC FUNDS

FINANCIAL HIGHLIGHTS (Continued)

Selected per share, ratios and supplemental data for each year or period ended March 31, were as follows:

Fund		Selected Per Share Data							Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions
For the Year or Period Ended (1)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss) (2)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (3)	Expenses After Reductions (3), (4)	Net Investment Income (Loss) (3)	Total Returns (5)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Pacific Funds Strategic Income
Class A
4/1/2015 - 3/31/2016	$10.75	$0.43	($0.66)	($0.23)	($0.43)	$—	($0.43)	$10.09	1.26%	1.05%	4.20%	(2.17%)	$52,218	94%
4/1/2014 - 3/31/2015	11.20	0.46	(0.37)	0.09	(0.44)	(0.10)	(0.54)	10.75	1.28%	1.05%	4.18%	0.84%	51,175	157%
4/1/2013 - 3/31/2014	11.23	0.48	0.30	0.78	(0.49)	(0.32)	(0.81)	11.20	1.43%	1.05%	4.34%	7.25%	37,896	190%
6/29/2012 - 3/31/2013	10.53	0.38	0.98	1.36	(0.36)	(0.30)	(0.66)	11.23	1.47%	1.05%	4.55%	13.12%	20,963	353%
Class C
4/1/2015 - 3/31/2016	$10.73	$0.36	($0.67)	($0.31)	($0.35)	$—	($0.35)	$10.07	2.01%	1.80%	3.45%	(2.90%)	$44,196	94%
4/1/2014 - 3/31/2015	11.19	0.38	(0.38)	—	(0.36)	(0.10)	(0.46)	10.73	2.03%	1.80%	3.43%	0.03%	42,684	157%
4/1/2013 - 3/31/2014	11.22	0.40	0.30	0.70	(0.41)	(0.32)	(0.73)	11.19	2.18%	1.80%	3.59%	6.51%	23,451	190%
6/29/2012 - 3/31/2013	10.53	0.32	0.98	1.30	(0.31)	(0.30)	(0.61)	11.22	2.22%	1.80%	3.80%	12.52%	7,948	353%
Class I
4/1/2015 - 3/31/2016	$10.70	$0.46	($0.67)	($0.21)	($0.46)	$—	($0.46)	$10.03	0.86%	0.75%	4.50%	(1.98%)	$948	94%
4/1/2014 - 3/31/2015	11.15	0.49	(0.37)	0.12	(0.47)	(0.10)	(0.57)	10.70	0.88%	0.77%	4.46%	1.13%	1,381	157%
4/1/2013 - 3/31/2014	11.18	0.52	0.28	0.80	(0.51)	(0.32)	(0.83)	11.15	1.03%	0.80%	4.59%	7.51%	1,686	190%
4/1/2012 - 3/31/2013	10.40	0.52	1.09	1.61	(0.53)	(0.30)	(0.83)	11.18	1.22%	0.80%	4.80%	15.94%	22,099	353%
12/19/2011 - 3/31/2012	10.00	0.14	0.38	0.52	(0.12)	—	(0.12)	10.40	1.78%	0.80%	4.84%	5.22%	17,796	156%
Advisor Class
4/1/2015 - 3/31/2016	$10.76	$0.46	($0.68)	($0.22)	($0.45)	$—	($0.45)	$10.09	1.01%	0.80%	4.45%	(2.01%)	$115,565	94%
4/1/2014 - 3/31/2015	11.20	0.48	(0.35)	0.13	(0.47)	(0.10)	(0.57)	10.76	1.03%	0.80%	4.43%	1.20%	66,223	157%
4/1/2013 - 3/31/2014	11.24	0.51	0.29	0.80	(0.52)	(0.32)	(0.84)	11.20	1.18%	0.80%	4.59%	7.42%	9,302	190%
6/29/2012 - 3/31/2013	10.53	0.40	0.97	1.37	(0.36)	(0.30)	(0.66)	11.24	1.24%	0.82%	4.78%	13.31%	1,575	353%
Pacific Funds Floating Rate Income
Class A
4/1/2015 - 3/31/2016	$10.08	$0.39	($0.32)	$0.07	($0.39)	$—	($0.39)	$9.76	1.30%	1.12%	3.92%	0.72%	$191,376	99%
4/1/2014 - 3/31/2015	10.51	0.44	(0.40)	0.04	(0.44)	(0.03)	(0.47)	10.08	1.29%	1.07%	4.20%	0.38%	215,160	80%
4/1/2013 - 3/31/2014	10.46	0.40	0.04	0.44	(0.37)	(0.02)	(0.39)	10.51	1.30%	1.05%	3.86%	4.30%	375,848	123%
4/1/2012 - 3/31/2013	10.07	0.46	0.46	0.92	(0.43)	(0.10)	(0.53)	10.46	1.43%	1.05%	4.46%	9.36%	125,007	186%
12/30/2011 - 3/31/2012	9.81	0.13	0.24	0.37	(0.11)	—	(0.11)	10.07	1.55%	1.05%	5.33%	3.79%	12,071	139%
Class C
4/1/2015 - 3/31/2016	$10.06	$0.31	($0.31)	$0.00	($0.32)	$—	($0.32)	$9.74	2.05%	1.87%	3.17%	(0.04%)	$161,326	99%
4/1/2014 - 3/31/2015	10.50	0.36	(0.40)	(0.04)	(0.37)	(0.03)	(0.40)	10.06	2.04%	1.82%	3.45%	(0.46%)	179,798	80%
4/1/2013 - 3/31/2014	10.45	0.33	0.04	0.37	(0.30)	(0.02)	(0.32)	10.50	2.05%	1.80%	3.11%	3.57%	214,365	123%
4/1/2012 - 3/31/2013	10.07	0.38	0.46	0.84	(0.36)	(0.10)	(0.46)	10.45	2.18%	1.80%	3.71%	8.56%	63,045	186%
12/30/2011 - 3/31/2012	9.81	0.11	0.25	0.36	(0.10)	—	(0.10)	10.07	2.30%	1.80%	4.61%	3.68%	3,372	139%
Class I
4/1/2015 - 3/31/2016	$10.09	$0.42	($0.32)	$0.10	($0.42)	$—	($0.42)	$9.77	0.90%	0.82%	4.22%	1.02%	$91,984	99%
4/1/2014 - 3/31/2015	10.53	0.46	(0.40)	0.06	(0.47)	(0.03)	(0.50)	10.09	0.89%	0.81%	4.46%	0.55%	88,508	80%
4/1/2013 - 3/31/2014	10.47	0.43	0.05	0.48	(0.40)	(0.02)	(0.42)	10.53	0.90%	0.80%	4.11%	4.65%	96,635	123%
4/1/2012 - 3/31/2013	10.08	0.48	0.46	0.94	(0.45)	(0.10)	(0.55)	10.47	1.03%	0.80%	4.71%	9.56%	10,726	186%
6/30/2011 - 3/31/2012	10.00	0.34	0.06	0.40	(0.32)	—	(0.32)	10.08	1.24%	0.80%	4.60%	4.11%	41,834	139%
Class P
4/1/2015 - 3/31/2016	$10.09	$0.41	($0.33)	$0.08	($0.41)	$—	($0.41)	$9.76	0.90%	0.87%	4.17%	0.97%	$568	99%
4/1/2014 - 3/31/2015	10.52	0.45	(0.38)	0.07	(0.47)	(0.03)	(0.50)	10.09	0.89%	0.83%	4.44%	0.64%	691	80%
4/1/2013 - 3/31/2014	10.47	0.43	0.04	0.47	(0.40)	(0.02)	(0.42)	10.52	0.90%	0.80%	4.11%	4.53%	249	123%
12/31/2012 - 3/31/2013	10.29	0.12	0.16	0.28	(0.10)	—	(0.10)	10.47	0.99%	0.80%	4.70%	2.74%	14	186%
Advisor Class
4/1/2015 - 3/31/2016	$10.11	$0.41	($0.32)	$0.09	($0.41)	$—	($0.41)	$9.79	1.05%	0.87%	4.17%	0.96%	$231,437	99%
4/1/2014 - 3/31/2015	10.54	0.46	(0.39)	0.07	(0.47)	(0.03)	(0.50)	10.11	1.04%	0.82%	4.45%	0.63%	270,383	80%
4/1/2013 - 3/31/2014	10.49	0.43	0.04	0.47	(0.40)	(0.02)	(0.42)	10.54	1.05%	0.80%	4.11%	4.54%	368,122	123%
6/29/2012 - 3/31/2013	10.12	0.36	0.45	0.81	(0.34)	(0.10)	(0.44)	10.49	1.15%	0.80%	4.70%	8.13%	35,648	186%
Pacific Funds Limited Duration High Income
Class A
4/1/2015 - 3/31/2016	$9.60	$0.41	($0.74)	($0.33)	($0.41)	$—	($0.41)	$8.86	1.45%	1.08%	4.44%	(3.48%)	$7,503	48%
4/1/2014 - 3/31/2015	10.22	0.45	(0.58)	(0.13)	(0.45)	(0.04)	(0.49)	9.60	1.49%	1.08%	4.51%	(1.27%)	7,094	49%
7/31/2013 - 3/31/2014	10.00	0.26	0.22	0.48	(0.25)	(0.01)	(0.26)	10.22	1.67%	1.08%	3.94%	4.85%	8,677	53%

See Notes to Financial Statements	See explanation of references on C-21

PACIFIC FUNDS

FINANCIAL HIGHLIGHTS (Continued)

Selected per share, ratios and supplemental data for each year or period ended March 31, were as follows:

Fund		Selected Per Share Data								Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions
For the Year or Period Ended (1)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss) (2)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income		Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (3)	Expenses After Reductions (3), (4)	Net Investment Income (Loss) (3)	Total Returns (5)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Pacific Funds Limited Duration High Income (Continued)
Class C
4/1/2015 - 3/31/2016	$9.58	$0.34	($0.73)	($0.39)	($0.34)		$—	($0.34)	$8.85	2.20%	1.83%	3.69%	(4.10%)	$3,104	48%
4/1/2014 - 3/31/2015	10.20	0.37	(0.57)	(0.20)	(0.38)		(0.04)	(0.42)	9.58	2.21%	1.83%	3.76%	(1.99%)	3,664	49%
7/31/2013 - 3/31/2014	10.00	0.21	0.22	0.43	(0.22)		(0.01)	(0.23)	10.20	2.42%	1.83%	3.19%	4.28%	2,442	53%
Class I
4/1/2015 - 3/31/2016	$9.60	$0.44	($0.74)	($0.30)	($0.44)		$—	($0.44)	$8.86	1.05%	0.78%	4.74%	(3.19%)	$21,217	48%
4/1/2014 - 3/31/2015	10.22	0.48	(0.58)	(0.10)	(0.48)		(0.04)	(0.52)	9.60	1.09%	0.80%	4.79%	(0.89%)	21,921	49%
7/31/2013 - 3/31/2014	10.00	0.28	0.21	0.49	(0.26)		(0.01)	(0.27)	10.22	1.27%	0.83%	4.19%	4.87%	22,227	53%
Advisor Class
4/1/2015 - 3/31/2016	$9.60	$0.44	($0.75)	($0.31)	($0.43)		$—	($0.43)	$8.86	1.20%	0.83%	4.69%	(3.24%)	$1,975	48%
4/1/2014 - 3/31/2015	10.21	0.46	(0.55)	(0.09)	(0.48)		(0.04)	(0.52)	9.60	1.18%	0.83%	4.76%	(0.92%)	5,669	49%
7/31/2013 - 3/31/2014	10.00	0.28	0.21	0.49	(0.27)		(0.01)	(0.28)	10.21	1.42%	0.83%	4.19%	4.89%	1,860	53%
Pacific Funds High Income
Class A
4/1/2015 - 3/31/2016	$10.48	$0.50	($1.10)	($0.60)	($0.44)		$—	($0.44)	$9.44	1.28%	1.05%	5.05%	(5.79%)	$10,391	54%
4/1/2014 - 3/31/2015	11.22	0.54	(0.60)	(0.06)	(0.52)		(0.16)	(0.68)	10.48	1.50%	1.05%	4.90%	(0.49%)	5,900	60%
4/1/2013 - 3/31/2014	11.16	0.56	0.25	0.81	(0.55)		(0.20)	(0.75)	11.22	1.67%	1.05%	5.03%	7.50%	6,441	99%
6/29/2012 - 3/31/2013	10.57	0.46	0.84	1.30	(0.44)		(0.27)	(0.71)	11.16	1.87%	1.05%	5.57%	12.59%	3,497	154%
Class C
4/1/2015 - 3/31/2016	$10.47	$0.43	($1.10)	($0.67)	($0.37)		$—	($0.37)	$9.43	2.03%	1.80%	4.30%	(6.52%)	$4,324	54%
4/1/2014 - 3/31/2015	11.21	0.45	(0.59)	(0.14)	(0.44)		(0.16)	(0.60)	10.47	2.24%	1.80%	4.15%	(1.22%)	5,419	60%
4/1/2013 - 3/31/2014	11.16	0.47	0.25	0.72	(0.47)		(0.20)	(0.67)	11.21	2.42%	1.80%	4.28%	6.65%	5,245	99%
6/29/2012 - 3/31/2013	10.57	0.40	0.85	1.25	(0.39)		(0.27)	(0.66)	11.16	2.62%	1.80%	4.82%	12.11%	2,203	154%
Class I
4/1/2015 - 3/31/2016	$10.41	$0.54	($1.11)	($0.57)	($0.47)		$—	($0.47)	$9.37	0.88%	0.75%	5.35%	(5.57%)	$58	54%
4/1/2014 - 3/31/2015	11.14	0.57	(0.61)	(0.04)	(0.53)		(0.16)	(0.69)	10.41	1.10%	0.77%	5.18%	(0.30%)	241	60%
4/1/2013 - 3/31/2014	11.09	0.58	0.24	0.82	(0.57)		(0.20)	(0.77)	11.14	1.27%	0.80%	5.28%	7.72%	9,493	99%
4/1/2012 - 3/31/2013	10.58	0.63	0.82	1.45	(0.67)		(0.27)	(0.94)	11.09	1.78%	0.80%	5.82%	14.21%	8,810	154%
12/19/2011 - 3/31/2012	10.00	0.20	0.55	0.75	(0.17)		—	(0.17)	10.58	2.82%	0.80%	6.73%	7.50%	7,523	93%
Class P
4/1/2015 - 3/31/2016	$10.40	$0.52	($1.09)	($0.57)	($0.47)		$—	($0.47)	$9.36	0.88%	0.80%	5.30%	(5.60%)	$113,998	54%
1/14/2015 - 3/31/2015	10.22	0.11	0.19	0.30	(0.12)		—	(0.12)	10.40	1.06%	0.80%	5.15%	2.94%	38,919	60%
Advisor Class
4/1/2015 - 3/31/2016	$10.49	$0.53	($1.12)	($0.59)	($0.46)		$—	($0.46)	$9.44	1.03%	0.80%	5.30%	(5.66%)	$1,666	54%
4/1/2014 - 3/31/2015	11.23	0.57	(0.60)	(0.03)	(0.55)		(0.16)	(0.71)	10.49	1.24%	0.80%	5.15%	(0.23%)	3,807	60%
4/1/2013 - 3/31/2014	11.18	0.58	0.24	0.82	(0.57)		(0.20)	(0.77)	11.23	1.42%	0.80%	5.28%	7.67%	3,064	99%
6/29/2012 - 3/31/2013	10.57	0.48	0.85	1.33	(0.45)		(0.27)	(0.72)	11.18	1.63%	0.81%	5.81%	12.87%	279	154%
Pacific Funds Large-Cap (7)
Class A
1/11/2016 - 3/31/2016	$9.10	$0.03	$0.53	$0.56	$—		$—	$—	$9.66	6.07%	1.00%	1.35%	6.15%	$551	27%
Class C
1/11/2016 - 3/31/2016	$9.10	$0.01	$0.54	$0.55	$—		$—	$—	$9.65	6.82%	1.75%	0.60%	6.04%	$525	27%
Advisor Class
1/11/2016 - 3/31/2016	$9.10	$0.03	$0.54	$0.57	$—		$—	$—	$9.67	5.82%	0.75%	1.60%	6.26%	$564	27%
Investor Class
12/1/2015 - 3/31/2016	$10.07	$0.04	($0.31)	($0.27)	($0.15	)(8)	$—	($0.15)	$9.65	6.37%	1.00%	1.35%	(2.68%)	$674	27%
12/31/2014 - 11/30/2015	10.00	0.12	(0.05)	0.07	—		—	—	10.07	15.97%	1.00%	1.20%	0.70%	631	45%
Institutional Class
12/1/2015 - 3/31/2016	$10.09	$0.05	($0.30)	($0.25)	($0.18	)(8)	$—	($0.18)	$9.66	5.99%	0.65%	1.70%	(2.54%)	$1,879	27%
3/20/2015 - 11/30/2015	10.26	0.12	(0.29)	(0.17)	—		—	—	10.09	9.85%	0.65%	1.72%	(1.66%)	1,895	45%

See Notes to Financial Statements	See explanation of references on C-21

PACIFIC FUNDS

FINANCIAL HIGHLIGHTS (Continued)

Selected per share, ratios and supplemental data for each year or period ended March 31, were as follows:

Fund		Selected Per Share Data								Ratios to Average Net Assets			Supplemental Data
		Investment Operations				Distributions
For the Year or Period Ended (1)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss) (2)		Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (3)	Expenses After Reductions (3), (4)	Net Investment Income (Loss) (3)	Total Returns (5)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Pacific Funds Large-Cap Value (7)
Class A
1/11/2016 - 3/31/2016	$8.97	$0.04		$0.45	$0.49	$—	$—	$—	$9.46	10.34%	1.10%	1.92%	5.46%	$499	48%
Class C
1/11/2016 - 3/31/2016	$8.97	$0.02		$0.46	$0.48	$—	$—	$—	$9.45	11.09%	1.85%	1.17%	5.35%	$477	48%
Advisor Class
1/11/2016 - 3/31/2016	$8.97	$0.04		$0.46	$0.50	$—	$—	$—	$9.47	10.09%	0.85%	2.17%	5.57%	$777	48%
Investor Class
12/1/2015 - 3/31/2016	$10.01	$0.06		($0.34)	($0.28)	($0.27)	$—	($0.27)	$9.46	12.77%	1.07%	1.95%	(2.76%)	$514	48%
12/31/2014 - 11/30/2015	10.00	0.13		(0.12)	0.01	—	—	—	10.01	30.13%	1.00%	1.42%	0.10%	500	44%
Institutional Class
1/11/2016 - 3/31/2016	$8.97	$0.04		$0.46	$0.50	$—	$—	$—	$9.47	9.93%	0.75%	2.27%	5.57%	$210	48%
Pacific Funds Small/Mid-Cap (7)
Class A
1/11/2016 - 3/31/2016	$9.33	$0.00	(6)	$0.60	$0.60	$—	$—	$—	$9.93	5.43%	1.30%	0.07%	6.43%	$2,254	11%
Class C
1/11/2016 - 3/31/2016	$9.33	($0.01)		$0.59	$0.58	$—	$—	$—	$9.91	6.18%	2.05%	(0.68%)	6.22%	$527	11%
Advisor Class
1/11/2016 - 3/31/2016	$9.33	$0.01		$0.58	$0.59	$—	$—	$—	$9.92	5.18%	1.05%	0.32%	6.32%	$1,965	11%
Investor Class
1/11/2016 - 3/31/2016	$9.33	$0.00	(6)	$0.58	$0.58	$—	$—	$—	$9.91	5.43%	1.35%	0.02%	6.22%	$2,286	11%
Institutional Class
12/1/2015 - 3/31/2016	$10.48	$0.01		($0.49)	($0.48)	($0.03)	($0.05)	($0.08)	$9.92	9.62%	1.00%	0.37%	(4.55%)	$711	11%
12/31/2014 - 11/30/2015	10.00	0.01		0.47	0.48	—	—	—	10.48	29.84%	1.00%	0.12%	4.80%	524	30%
Pacific Funds Small-Cap (7)
Class A
1/11/2016 - 3/31/2016	$9.10	$0.01		$0.57	$0.58	$—	$—	$—	$9.68	17.67%	1.30%	0.31%	6.37%	$324	27%
Class C
1/11/2016 - 3/31/2016	$9.10	($0.01)		$0.57	$0.56	$—	$—	$—	$9.66	18.42%	2.05%	(0.44%)	6.15%	$130	27%
Advisor Class
1/11/2016 - 3/31/2016	$9.10	$0.01		$0.57	$0.58	$—	$—	$—	$9.68	17.42%	1.05%	0.56%	6.37%	$153	27%
Investor Class
1/11/2016 - 3/31/2016	$9.10	$0.01		$0.56	$0.57	$—	$—	$—	$9.67	17.67%	1.35%	0.26%	6.26%	$18	27%
Institutional Class
12/1/2015 - 3/31/2016	$10.31	$0.02		($0.60)	($0.58)	($0.06)	$—	($0.06)	$9.67	10.38%	1.00%	0.61%	(5.68%)	$497	27%
12/31/2014 - 11/30/2015	10.00	0.02		0.29	0.31	—	—	—	10.31	30.41%	1.00%	0.24%	3.10%	516	27%
Pacific Funds Small-Cap Value (7)
Class A
1/11/2016 - 3/31/2016	$8.80	$0.02		$0.65	$0.67	$—	$—	$—	$9.47	15.99%	1.30%	0.97%	7.73%	$148	17%
Class C
1/11/2016 - 3/31/2016	$8.80	$0.00	(6)	$0.66	$0.66	$—	$—	$—	$9.46	16.74%	2.05%	0.22%	7.50%	$121	17%
Advisor Class
1/11/2016 - 3/31/2016	$8.80	$0.02		$0.66	$0.68	$—	$—	$—	$9.48	15.74%	1.05%	1.22%	7.84%	$261	17%
Investor Class
1/11/2016 - 3/31/2016	$8.80	$0.02		$0.65	$0.67	$—	$—	$—	$9.47	15.99%	1.35%	0.92%	7.73%	$59	17%
Institutional Class
12/1/2015 - 3/31/2016	$10.14	$0.04		($0.49)	($0.45)	($0.12)	($0.10)	($0.22)	$9.47	16.02%	1.00%	1.27%	(4.37%)	$1,118	17%
12/31/2014 - 11/30/2015	10.00	0.06		0.08	0.14	—	—	—	10.14	26.85%	1.00%	0.63%	1.40%	706	29%

See Notes to Financial Statements	See explanation of references on C-21

PACIFIC FUNDS

FINANCIAL HIGHLIGHTS (Continued)

Selected per share, ratios and supplemental data for each year or period ended March 31, were as follows:

Fund		Selected Per Share Data								Ratios to Average Net Assets			Supplemental Data
		Investment Operations				Distributions
For the Year or Period Ended (1)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss) (2)		Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (3)	Expenses After Reductions (3), (4)	Net Investment Income (Loss) (3)	Total Returns (5)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Pacific Funds Small-Cap Growth (7)
Class A
1/11/2016 - 3/31/2016	$9.27	($0.01)		$0.35	$0.34	$—	$—	$—	$9.61	12.44%	1.30%	(0.70%)	3.88%	$43	7%
Class C
1/11/2016 - 3/31/2016	$9.27	($0.03)		$0.37	$0.34	$—	$—	$—	$9.61	13.19%	2.05%	(1.45%)	3.67%	$34	7%
Advisor Class
1/11/2016 - 3/31/2016	$9.27	($0.01)		$0.38	$0.37	$—	$—	$—	$9.64	12.19%	1.05%	(0.45%)	3.99%	$234	7%
Investor Class
12/1/2015 - 3/31/2016	$10.42	($0.02)		($0.78)	($0.80)	$—	$—	$—	$9.62	12.79%	1.25%	(0.65%)	(7.68%)	$977	7%
12/31/2014 - 11/30/2015	10.00	(0.07)		0.49	0.42	—	—	—	10.42	17.40%	1.25%	(0.70%)	4.20%	1,047	34%
Institutional Class
1/11/2016 - 3/31/2016	$9.27	($0.00	)(6)	$0.36	$0.36	$—	$—	$—	$9.63	12.04%	0.90%	(0.29%)	3.88%	$411	7%

(1)	For share classes that commenced operations after April 1, 2011, the first date reported represents the commencement date of operations for that share class.
(2)	Net investment income (loss) per share has been calculated using the average shares method.
(3)	The ratios are annualized for periods of less than one full year.
(4)	The ratios of expenses after expense reductions to average net assets are after advisory fee waivers and adviser expense reimbursements, if any, as discussed in Notes 6 and 7B in Notes to Financial Statements. The expense ratios for all the Portfolio Optimization Funds and Pacific Funds Diversified Alternatives do not include fees and expenses of the underlying funds (see Note 1 in Notes to Financial Statements) in which the Portfolio Optimization Funds and Pacific Funds Diversified Alternatives invest.
(5)	The total returns include reinvestment of all dividends and capital gains distributions, if any, and do not include deductions of any applicable sales charges. Total returns are not annualized for periods less than one full year.
(6)	Reflects an amount rounding to less than $0.01 per share.
(7)	Because of the change in fiscal year end from November 30 to March 31 for the Fund, the following periods are shown for the Fund: (i) the period from December 31, 2014 through November 30, 2015, which reflects the fiscal year end for the Predecessor Fund prior to the reorganization and (ii) the period from December 1, 2015 or class commencement date through March 31, 2016, which reflects the change in fiscal year end for the Fund upon the reorganization (see Note 1 in Notes to Financial Statements).
(8)	Includes $0.01 per share return of capital distribution.

See Notes to Financial Statements

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Pacific Funds Series Trust (which may be referred to as “Pacific Funds” or the “Trust”) is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end, management investment company, and is organized as a Delaware statutory trust. Pacific Life Fund Advisors LLC (“PLFA” or “Investment Adviser”) serves as investment adviser to the Trust. As of March 31, 2016, the Trust was comprised of forty-two separate funds, eighteen of which are presented in these financial statements (each individually a “Fund”, and collectively the “Funds”):

Fund	Fund
Pacific FundsSM Portfolio Optimization Conservative (1)	Pacific FundsSM Floating Rate Income (2)
Pacific FundsSM Portfolio Optimization Moderate-Conservative (1)	Pacific FundsSM Limited Duration High Income (2)
Pacific FundsSM Portfolio Optimization Moderate (1)	Pacific FundsSM High Income (2)
Pacific FundsSM Portfolio Optimization Growth (1)	Pacific FundsSM Large-Cap (3)
Pacific FundsSM Portfolio Optimization Aggressive-Growth (1)	Pacific FundsSM Large-Cap Value (3)
Pacific FundsSM Diversified Alternatives	Pacific FundsSM Small/Mid-Cap (3)
Pacific FundsSM Short Duration Income (2)	Pacific FundsSM Small-Cap (3)
Pacific FundsSM Core Income (2)	Pacific FundsSM Small-Cap Value (3)
Pacific FundsSM Strategic Income (2)	Pacific FundsSM Small-Cap Growth (3)

(1)	These Funds are collectively known as the “Portfolio Optimization Funds”.
(2)	These Funds are collectively known as the “PF Fixed Income Funds”.
(3)	These Funds are collectively known as the “PF U.S. Equity Funds”.

Each PF U.S. Equity Fund acquired the assets of and assumed the performance, financial, and other historical information of the respective predecessor funds listed in the table below, each a series of Professionally Managed Portfolios (each a “Predecessor Fund”, together the “Predecessor Funds”), in reorganization transactions that occurred on January 11, 2016. Accordingly, information provided in this report for the PF U.S. Equity Funds for periods prior to January 11, 2016 is that of the Predecessor Funds, which commenced operations on December 31, 2014. With the reorganizations, the PF U.S. Equity Funds changed their financial reporting fiscal year end from November 30 to March 31, effective for the fiscal year ended March 31, 2016. Each PF U.S. Equity Fund’s investment objectives (goals), policies, guidelines, and restrictions are substantially the same as those of its respective Predecessor Fund.

Fund	Predecessor Fund
Pacific Funds Large-Cap	Rothschild U.S. Large-Cap Core Fund
Pacific Funds Large-Cap Value	Rothschild U.S. Large-Cap Value Fund
Pacific Funds Small/Mid-Cap	Rothschild U.S. Small/Mid-Cap Core Fund
Pacific Funds Small-Cap	Rothschild U.S. Small-Cap Core Fund
Pacific Funds Small-Cap Value	Rothschild U.S. Small-Cap Value Fund
Pacific Funds Small-Cap Growth	Rothschild U.S. Small-Cap Growth Fund

The Portfolio Optimization Funds offer Class A, Class B, Class C, Class R, and Advisor Class shares. Pacific Funds Diversified Alternatives offers Class A, Class C, and Advisor Class shares. Each class is distinguished by its applicable sales charges and level of distribution and/or service fees (see Note 6) and in general: (i) Class A shares are subject to a maximum 5.50% front-end sales charge; (ii) Class B shares are subject to a maximum 5.00% contingent deferred sales charge (“CDSC”); (iii) Class C shares are subject to a maximum 1.00% CDSC; and (iv) Class R and Advisor Class shares are sold at net asset value without a sales charge. The sales charge for Class A shares is reduced for purchases of $50,000 or more and may be waived in certain circumstances. There is no sales charge for Class A shares for purchases of $1 million or more, although there is a CDSC of 1.00% on redemptions of such Class A shares within one year of purchase, which may be waived in certain circumstances.

The PF Fixed Income Funds offer Class A, Class C, Class I, and Advisor Class shares. Additionally, Pacific Funds Core Income, Pacific Funds Floating Rate Income, and Pacific Funds High Income offer Class P shares. Each class is distinguished by its applicable sales charges and level of distribution and/or service fees (see Note 6) and in general: (i) Class A shares of Pacific Funds Short Duration Income, Pacific Funds Floating Rate Income, and Pacific Funds Limited Duration High Income are subject to a maximum 3.00% front-end sales charge, and Class A shares of Pacific Funds Core Income, Pacific Funds Strategic Income, and Pacific Funds High Income are subject to a maximum 4.25% front-end sales charge; (ii) Class C shares are subject to a maximum 1.00% CDSC; and (iii) Class I, Class P, and Advisor Class shares are sold at net asset value without a sales charge. The sales charge for Class A shares is reduced for purchases of $100,000 or more and may be waived in certain circumstances. There is no sales charge for Class A shares for purchases of $500,000 or more, although there is a CDSC of 1.00% of such Class A shares within one year of purchase, which may be waived in certain circumstances.

The PF U.S. Equity Funds offer Class A, Class C, Advisor Class, Investor Class, and Institutional Class shares. Institutional Class shares of the PF U.S. Equity Funds are only available for investment by shareholders of the Predecessor Funds and employees of the subsidiaries of Rothschild North America Inc., including employees of the subsidiaries and employees of the sub-adviser to the PF U.S. Equity Funds. Each class is distinguished by its applicable sales charges and level of distribution and/or service fees (see Note 6) and in general: (i) Class A shares are subject to a maximum 4.25% front-end sales charge; (ii) Class C shares are subject to a maximum 1.00% CDSC; and (iii) Advisor

D-1

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Class, Investor Class, and Institutional Class shares are sold at net asset value without a sales charge. The sales charge for Class A shares is reduced for purchases of $100,000 or more and may be waived in certain circumstances. There is no sales charge for Class A shares for purchases of $500,000 or more, although there is a CDSC of 1.00% of such Class A shares within one year of purchase, which may be waived in certain circumstances.

The Trust’s distributor receives all net commissions (front-end sales charges and CDSCs) from the sales of all applicable share classes (see Note 6).

The Portfolio Optimization Funds invest their assets in Class P shares of certain other funds of the Trust (collectively, the “PF Underlying Funds”) as well as Class P shares of Pacific Funds Core Income and Pacific Funds High Income. Pacific Funds Diversified Alternatives invests all of its assets in certain PF Underlying Funds and Class P shares of Pacific Funds Floating Rate Income.

There is a separate annual report containing the financial statements for the PF Underlying Funds, which is available without charge. For information on how to obtain the annual report for the PF Underlying Funds, see the Where to Go for More Information section of this report on page F-24.

On April 27, 2015, the PF Precious Metals Fund (a PF Underlying Fund) was liquidated pursuant to a plan of liquidation approved by the Trust’s Board of Trustees. Because the PF Precious Metals Fund was liquidated prior to March 31, 2016, no financial information is presented in this report except for in the Transactions with Affiliates disclosure under Investments in Affiliated Funds (see Note 7C).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (United States Generally Accepted Accounting Principles, or “U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund qualifies as an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to the Investment Companies Topic of U.S. GAAP.

A. INVESTMENT TRANSACTIONS AND INCOME

Investment transactions are recorded on a trade date basis. Securities purchased or sold on a when-issued or delayed-delivery basis as well as certain loan transactions and mortgage securities (such as Government National Mortgage Association (“GNMA”) securities) may be settled a month or more after the trade date. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities, which are recorded as soon as a Fund is informed of the ex-dividend date or upon receipt of the dividend. A Fund’s estimated components of distributions received from real estate investment trusts may be considered income, return of capital distributions or capital gains distributions. Return of capital distributions are recorded as a reduction of cost of the related investments. Interest income, adjusted for amortization of premium and accretion of discount, is recorded daily on an accrual basis. Investment income is recorded net of foreign taxes withheld, if any. A Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. A Fund will accrue such taxes and reclaims as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which that Fund invests. Facility fees and other fees (such as origination fees) received from floating rate senior loan notes purchased (see Note 4) by a Fund are amortized over the expected term of each applicable senior loan. Commitment fees received by a Fund relating to unfunded senior loan commitments are amortized to income over the period of the commitment. Consent fees, which are compensation for agreeing to changes in the terms of debt instruments, are recorded as interest income when received. Realized gains and losses from investment transactions are recorded on the basis of identified cost. Gains and losses realized on principal paydowns from mortgage-backed and asset-backed securities are recorded as interest income. Litigation settlements on securities that were previously held are recorded as realized gains on investment securities.

B. DISTRIBUTIONS TO SHAREHOLDERS

For the Portfolio Optimization Funds, Pacific Funds Diversified Alternatives, and PF U.S. Equity Funds, dividends on net investment income, if any, are generally declared and paid annually. For the PF Fixed Income Funds, dividends on net investment income, if any, are generally declared and paid monthly. Dividends may be declared more or less frequently if advantageous to the specific Fund and its shareholders.

All realized capital gains are distributed at least annually for each Fund. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

C. FOREIGN CURRENCY TRANSLATION

The Trust’s accounting records are maintained in U.S. dollars. The market value of investments and other assets and liabilities, which are denominated in non-U.S. currencies, are translated into U.S. dollars based on the applicable exchange rates at the end of each business day. Purchases and sales of investments and income and expenses, denominated in foreign currencies, are translated into U.S. dollars at the exchange rates in effect on the transaction date.

None of the Funds separately report the effect of changes in foreign exchange rates from changes in market prices of investments held. Such changes are included with the net realized gain or loss and change in net unrealized appreciation or depreciation on investments. Other foreign currency transactions resulting in realized and unrealized gain or loss, if any, are reported separately as net realized gain or loss on foreign currency transactions and change in net unrealized appreciation or depreciation on foreign currencies.

D. ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES

Income, non-class specific expenses, and realized and unrealized gains and losses are allocated on a daily basis to each class of shares based upon the relative portion of net assets of each class. Certain Trust expenses directly attributable to a particular Fund are charged to that

D-2

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Fund (such as fund-specific transactional fees, proxies, liquidations, litigation, and organizational/start-up costs) and class-specific fees and expenses are charged directly to the respective share class within each Fund. Generally, other Trust expenses are allocated proportionately among all the Funds in relation to the net assets of each Fund.

E. OFFERING COSTS

A new Fund bears all costs (or the applicable pro-rata share if there is more than one new Fund) associated with the offering expenses of the Fund including legal, printing, and support services (see Notes 6 and 7A). All such costs are amortized as an expense of the new Fund on a straight-line basis over twelve months from commencement of operations.

3. VALUATION AND FAIR VALUE MEASUREMENTS

A. VALUATION POLICY

The Trust’s Board of Trustees (the “Board”) has adopted a policy (“Valuation Policy”) for determining the value of the Trust’s investments each business day. Under the Valuation Policy, the Board has delegated certain functions to the Trustee Valuation Committee (“TVC”) and/or the Valuation Oversight Committee (“VOC”) or its delegate to determine the fair value of certain investments, which includes using third party pricing services. Each valuation committee that values the Funds’ investments does so in accordance with the Valuation Policy. Notes 3B and 3C below describe in greater detail the methodologies used to value each Fund’s investments.

B. NET ASSET VALUE

Each Fund presented in these financial statements is divided into shares and share classes. The price per share of each class of a Fund’s shares is called the net asset value (“NAV”). The NAV forms the basis for all transactions involving buying, selling, exchanging or reinvesting shares. Each Fund’s NAV is calculated by taking the total value of a Fund’s assets, subtracting a Fund’s liabilities, and dividing by the total number of shares outstanding.

Each Fund’s NAV is calculated once per day, every day the New York Stock Exchange (“NYSE”) is open, including days when foreign markets and/or bond markets are closed. For purposes of calculating the NAV, the value of investments held by each Fund is generally determined as of the scheduled closing time of the NYSE, which is usually 4:00 p.m. Eastern Time. Information that becomes known to the Trust or its agents after the scheduled close of the NYSE on a particular day will not normally be used to retroactively adjust the price of an investment for that same business day. Such information may include late dividend notifications, legal or regulatory matters, corporate actions, and corrected/adjusted last sales prices or official closing prices from an exchange.

Each Fund’s NAV will not be calculated on days when the NYSE is closed. There may be a delay in calculating the NAV if: (i) the NYSE is closed on a day other than a regular holiday or weekend, (ii) trading on the NYSE is restricted, (iii) an emergency exists (as determined by the U.S. Securities and Exchange Commission (“SEC”)), making the sale of investments or determinations of NAV not practicable, or (iv) the SEC permits a delay for the protection of shareholders.

Certain Funds may hold investments that are primarily listed on foreign exchanges. Because those investments trade on weekends and other days when the Funds do not calculate their NAVs, the value of those investments may change on days when a shareholder will not be able to purchase or redeem shares of those Funds.

C. INVESTMENT VALUATION

The value of each security or other investment is the amount which a Fund might reasonably expect to receive for the investment upon its current sale in the ordinary course of business. For purposes of calculating the NAV, the value of investments held by each Fund is based primarily on pricing data obtained from various sources approved by the Board.

Domestic Equity Investments

For domestic equity investments (including exchange-traded funds), the Trust generally uses the official closing price or last reported sale price from an exchange as of the scheduled closing time of the NYSE and does not normally take into account trading, clearances or settlements that take place after the scheduled close of the NYSE. Investments for which no official closing price or last reported sales price are reported are generally valued at the mean between the most recent bid and ask prices obtained from approved pricing services, established market makers, or from broker-dealers.

Over-the-Counter (“OTC”) Investments

OTC investments (including swaps and options) are generally valued by approved pricing services that use evaluated prices from various observable market and other factors. Certain OTC swap agreements are generally valued using industry pricing models, broker quotes or other methodologies pursuant to the Valuation Policy.

Domestic and Foreign Debt Investments

Debt investments are generally valued using the mean between bid and ask prices provided by approved pricing and quotation services, which are based upon evaluated prices determined from various observable market and other factors. Certain debt investments are valued by using a benchmark, matrix, or other pricing methodology approved pursuant to the Valuation Policy.

Portfolio Optimization Funds

The investments of each Portfolio Optimization Fund consist of Class P shares of the applicable PF Underlying Funds, Pacific Funds Core Income, and Pacific Funds High Income, which are valued at their respective NAVs.

Pacific Funds Diversified Alternatives

The investments of Pacific Funds Diversified Alternatives consist of Class P shares of the applicable PF Underlying Funds and Pacific Funds Floating Rate Income, which are valued at their respective NAVs.

D-3

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Investments in Other Investment Companies

Fund investments in other investment companies are valued at their respective NAVs.

Investment Values Determined by a Valuation Committee

The Trust’s Valuation Policy includes methodologies approved for valuing investments in circumstances where market quotations are not readily available. In such circumstances, the Valuation Policy provides that the value of such investments may be determined in accordance with Board approved formulas and methodologies (“Alternate Valuation Methodologies”). Under the Valuation Policy these Alternate Valuation Methodologies may include, among others, amortized cost, the use of broker quotes, the use of purchase prices, and benchmark and matrix pricing. In the event market quotations or Alternate Valuation Methodologies are not readily available or are determined to be unreliable, the value of the investments will be determined in good faith by the TVC or determined by the VOC or its delegate pursuant to the Valuation Policy and then subsequently submitted for approval or ratification to either the TVC or the Board. Valuations determined by the TVC or the VOC or its delegate may require subjective inputs about the value of such investments. While these valuations are intended to estimate the value a Fund might reasonably expect to receive upon the current sale of the investments in the ordinary course of business, such values may differ from the value that a Fund would actually realize if the investments were sold or values that would be obtained if a different valuation methodology had been used.

Market quotations are considered not readily available if: (i) the market quotations received are deemed unreliable or inaccurate, (ii) approved pricing services do not provide a valuation for a particular investment, or (iii) material events occur after the close of the principal market for a particular investment but prior to the scheduled close of the NYSE.

D. FAIR VALUE MEASUREMENTS AND DISCLOSURES

The Trust characterizes its investments as Level 1, Level 2 or Level 3 based upon the various inputs or methodologies used to value the investments. Under the Valuation Policy, the VOC determines the level in which each investment is characterized. The VOC includes investment, legal, and compliance members of the Trust’s Investment Adviser, accounting members of the Trust’s Administrator (see Note 6), and the Trust’s Chief Compliance Officer (“CCO”). The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

• Level 1 - Quoted	prices (unadjusted) in active markets for identical investments

• Level 2 - Significant	observable market-based inputs, other than Level 1 quoted prices, or unobservable inputs that are corroborated by market data

• Level 3 - Significant	unobservable inputs that are not corroborated by observable market data

The VOC reviews the Valuation Policy periodically (at least annually) to determine the appropriateness of the pricing methodologies used to value each Fund’s investments. The VOC also periodically evaluates how the Trust’s investments are characterized within the three-tier hierarchy and the appropriateness of third party pricing sources. The VOC also periodically (at least annually) conducts back-testing of the value of various Level 2 and Level 3 investments to evaluate the effectiveness of the pricing methodologies including the unobservable inputs used to value those investments. Such back-testing includes comparing Level 2 and Level 3 investment values to subsequently available exchange-traded prices, transaction prices, and/or observable vendor prices. All changes to the Valuation Policy are reported to the Board on a quarterly basis with material changes, as determined by the Trust’s CCO, requiring approval by the Board.

The inputs or methodologies used for characterizing each Fund’s investments within the three-tier hierarchy are not necessarily an indication of the relative risks associated with investing in those investments. Foreign equity investments that are valued with the assistance of a statistical research service approved by the Board and based on significant observable inputs (as described in Note 3C) are reflected as Level 2. Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. Transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the end of the reporting period. A summary of each Fund’s investments as of March 31, 2016, as categorized under the three-tier hierarchy of inputs, can be found in the Notes to Schedule of Investments section of each Fund’s Schedule of Investments.

The following is a description of valuation inputs and techniques that the Trust currently utilizes to fair value each major category of assets and liabilities:

Equity Securities (Common and Preferred Stock) and Mutual Funds

Equity securities (foreign or domestic) that are actively traded on a securities exchange are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied to these securities, they are categorized as Level 1. Equity securities traded on inactive markets are fair valued using significant other observable inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from pricing vendors that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable and timely, the fair values of these securities would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Investments in registered mutual funds, including affiliated registered mutual funds, are valued at their respective NAV and are categorized as Level 1.

U.S. Treasury Obligations

U.S. Treasuries are fair valued based on pricing models that evaluate the mean between the most recently published bid and ask price from market data sources. The models also take into consideration yield curves and data received from active market makers and inter-dealer brokers. Yield curves change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable and timely, the fair values of U.S. Treasury obligations would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

D-4

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Mortgage-Backed Securities and Asset-Backed Securities

Mortgage-backed securities, including government sponsored enterprises, are fair valued using pricing models based on inputs that include issuer type, coupon, and cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic, and life caps, the next coupon reset date, and the convertibility of the bond. To the extent that these inputs are observable and timely, the fair values of mortgage-backed securities would be categorized as Level 2; otherwise the fair value would be categorized as Level 3.

Asset-backed securities and collateralized mortgage obligations are fair valued using pricing models based on a security’s average life volatility. The models also take into account tranche characteristics such as coupon average life, collateral types, ratings, the issuer and tranche type, underlying collateral and performance of the collateral, and discount margin for certain floating rate issues. To the extent that these inputs are observable and timely, the fair values of asset-backed securities and collateralized mortgage obligations would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Foreign Government Bonds and Notes

Foreign government bonds and notes are fair valued based on discounted cash flow models that incorporate option adjusted spreads along with benchmark curves and credit spreads. In addition, international bond markets are monitored daily for information pertaining to the issuer and/or the specific issue. To the extent that these inputs are observable and timely, the fair values of foreign government bonds and notes would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Corporate Bonds and Notes and U.S. Government Agency Issues

Corporate bonds held by a Fund are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are reported at fair value using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, issuer credit information, and option-adjusted spread models where applicable. Fair values for high yield bonds are based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds, and sector-specific trends. To the extent that these inputs are observable and timely, the fair values of corporate bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

U.S. Government Agency Issues are reported at fair value using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer, issuer credit information, and option-adjusted spread models where applicable. To the extent that these inputs are observable and timely, the fair values of U.S. Government Agency Issues would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Swap Agreements

Total Return Swaps – Total return swaps that are actively traded and cleared on a securities exchange or swap execution facility are fair valued based on quoted prices from the applicable exchange and are categorized as Level 2. Total Return swaps traded over-the-counter are fair valued using pricing models that take into account among other factors, index spread curves, nominal values, modified duration values and cash flows. To the extent that these inputs are observable and timely, the fair values of total return swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Senior Loan Notes

Floating rate senior loan notes (“Senior Loans”) are fair valued based on a quoted price received from a single broker-dealer or an average of quoted prices received from multiple broker-dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. To the extent that these inputs are observable, the fair values of Senior Loans would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

4. INVESTMENTS AND RISKS

General Investment Risks

An investment in each Fund represents an indirect investment in the assets owned by that Fund. As with any mutual fund, the value of the assets owned by each Fund may move up or down, and as a result, an investment in a Fund at any point in time may be worth more or less than the original amount invested.

A Fund’s transactions in listed securities are settled/paid for upon delivery to or from their counterparties; therefore, the risk of counterparty default for listed securities is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligations.

Market and Regulatory Risks

Events in the financial markets and economy may cause volatility and uncertainty and affect Fund performance. Market events may affect a single issuer, industry, sector, or the market as a whole. In addition, because of interdependencies between markets, events in one market may adversely impact other markets or issuers in which a Fund invests in unforeseen ways. Traditionally liquid investments may experience periods of diminished liquidity. During a general downturn in the financial markets, multiple asset classes may decline in value and a Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests. Governmental and regulatory actions, including tax law changes, may also impair Fund management and have unexpected or adverse consequences on particular markets, strategies, or investments. Future market or regulatory events may impact a Fund in unforeseen ways, such as causing the Fund to alter its existing strategies or potentially, to liquidate and close.

D-5

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Fund of Funds Investments

The Portfolio Optimization Funds are exposed to the same risks as the applicable PF Underlying Funds, Pacific Funds Core Income, and Pacific Funds High Income in direct proportion to the allocation of assets among those funds. This annual report contains information about the risks associated with investing in Pacific Funds Core Income and Pacific Funds High Income. The annual report for the PF Underlying Funds contains information about the risks associated with investing in the PF Underlying Funds. Allocations among the PF Underlying Funds, Pacific Funds Core Income, and Pacific Funds High Income are determined using an asset allocation process, which seeks to optimize returns by allocating among different asset classes given various levels of risk tolerance. The allocations of the Portfolio Optimization Funds may not effectively decrease risk or increase returns for investors, and the selection and weighting of allocations to asset classes and/or PF Underlying Funds, Pacific Funds Core Income, and Pacific Funds High Income may cause them to underperform other mutual funds with a similar investment objective. Although the Portfolio Optimization Funds seek to provide diversification across major asset classes, they may invest a significant portion of their assets in any one or several PF Underlying Funds, Pacific Funds Core Income, and Pacific Funds High Income (See Note 7C).

Pacific Funds Diversified Alternatives is exposed to the same risks as the PF Underlying Funds and Pacific Funds Floating Rate Income in direct proportion to the allocation of assets among those funds. This annual report contains information about the risks associated with investing in Pacific Funds Floating Rate Income. The annual report for the PF Underlying Funds contains information about the risks associated with investing in the PF Underlying Funds. Allocations among the PF Underlying Funds and Pacific Funds Floating Rate Income are determined using an asset allocation process, which seeks to provide performance that has a low to moderate correlation with the performance of traditional equity and fixed income asset classes over long-term periods. The allocations of Pacific Funds Diversified Alternatives may not effectively decrease risk or increase returns for investors, and the selection and weighting of allocations to asset classes and/or the PF Underlying Funds and Pacific Funds Floating Rate Income may cause them to underperform other mutual funds with a similar investment objective. Pacific Funds Diversified Alternatives may invest a significant portion of its assets in any one or several PF Underlying Funds and Pacific Funds Floating Rate Income (See Note 7C).

Equity Investments

Stock markets are volatile. Equity investments tend to go up or down in value, sometimes rapidly and unpredictably, in response to many factors, including a company’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. Due to the complexities of markets, events in one market or sector may adversely impact other markets or sectors.

Debt Investments

Debt investments are subject to many risks, including, but not limited to, interest rate risk, credit risk, market and regulatory risk, price volatility, and liquidity risk, which may affect their value. There is a risk that an issuer or guarantor of a debt investment might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). Defaults may potentially reduce a Fund’s income or ability to recover amounts due and may reduce the value of the debt investment, sometimes dramatically. High yield/high risk or “junk” securities may be more volatile than higher rated securities. High yield/high risk securities (including loans) are typically issued by companies that are highly leveraged, less creditworthy or financially distressed and are considered to be mostly speculative in nature (high risk), subject to greater liquidity risk, and subject to a greater risk of default than higher rated securities, especially during periods of economic uncertainty or during economic downturns. Debt investments, including bonds, fixed rate loans, and short-term instruments may be affected by changes in interest rates. Debt investments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt investments with shorter durations or floating or adjustable interest rates. The value of debt investments may fall when interest rates rise. Certain debt investments may be difficult to value, purchase, and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale.

Given the historically low interest rate environment in the U.S., risks associated with rising interest rates are heightened. The negative impact on debt investments from potential interest rate increases could be swift and significant, including falling market values, increased redemptions and reduced liquidity. Substantial redemptions from bond and other income funds may worsen that impact. Additionally, regulations applicable to and changing business practices of broker-dealers that make markets in debt investments may result in those broker-dealers restricting their market making activities for certain debt investments, which may reduce the liquidity and increase the volatility of such debt investments.

Certain asset-backed instruments, such as collateralized debt obligations, collateralized mortgage obligations, and other mortgage-related securities, structured investment vehicles, and other debt investments may have exposure to subprime loans or subprime mortgages, which are loans to persons with lower credit ratings. These instruments may present credit risk that is not transparent and that is greater than indicated by their ratings. The value of these instruments may be more acutely affected by downturns in the credit markets or the real estate market than certain other investments, and it may be difficult to value these instruments because of a thin secondary market.

Foreign and Emerging Markets Investments

Exposure to foreign markets can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. Investments in or exposure to investments in emerging market countries may be riskier than investments in or exposure to investments in U.S. and certain developed markets.

The countries listed in the Schedules of Investments for individual investment holdings (each a “Holding”) are each considered the country of risk to which a Holding, and therefore the Fund, is exposed. Each Holding’s country of risk is obtained from a third-party source that uses factors

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such as reporting currency, sales/revenue and location of management of the Holding’s issuer to determine country of risk. The country of risk may not be exclusive, however, as there may be other countries of risk to which a Holding is exposed that are not disclosed, although the country identified is expected to be the primary country of risk for that Holding. A Holding is generally subject to greater country risk based on where it conducts business or is economically tied to rather than where it is formed or incorporated. Foreign markets risks may include currency risk, market and regulatory risk, liquidity risk, emerging markets risk and geographic focus risk, among other risks.

Senior Loan Participations and Assignments

Certain Funds may invest in Senior Loans of domestic or foreign corporations, partnerships, and other entities (“Borrowers”), the interest rates of which float or adjust periodically based upon a specified adjustment schedule, benchmark indicator, or prevailing interest rates. Senior Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates generally include prime rates of one or more major U.S. banks, London Interbank Offered Rates (“LIBOR”) or certificates of deposit rates. Senior Loans often require prepayments from excess cash flow or permit the Borrower to repay at its election. The degree to which Borrowers repay cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturities. Senior Loans are exempt from registration under the Securities Act of 1933, may contain certain restrictions on resale, and cannot be sold publicly. A Fund’s investments in Senior Loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties.

When a Fund purchases assignments, it acquires all the rights and obligations under the loan agreement of the assigning lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than those held by the assigning lender.

When a Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation. A participation interest in Senior Loans includes the right to receive payments of principal, interest, and any fees to which it is entitled from the lender and only upon receipt by the lender of payments from the Borrower, but not from the Borrower directly. When investing in a participation interest, if a Borrower is unable to meet its obligations under a loan agreement, a Fund generally has no right to enforce compliance with the terms of the loan agreement. As a result, the Fund assumes the credit risk of the Borrower, the selling participant, and any other persons that are interpositioned between the Fund and the Borrower. If the lead lender in a typical lending syndicate becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in receiving payment or may suffer a loss of principal and/or interest. As of March 31, 2016, no participation interest in Senior Loans was held by any of the Funds presented in these financial statements.

U.S. Government Securities

Certain Funds may invest in securities issued by U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of, and in certain cases, guaranteed by the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury Bills, Treasury Notes, Treasury Bonds, and securities guaranteed by GNMA (or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. Securities not backed by the full faith and credit of the U.S. Government may be subject to a greater risk of default. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA and FHLMC are government-sponsored corporations, the common stocks of which are owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions, and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Segregation and Collateral

If a Fund engages in certain transactions, such as derivative investments or repurchase agreements, it may require collateral in the form of cash or investments to be held in segregated accounts at the Trust’s custodian, with an exchange or clearing member firm, or segregated on the Fund’s books and records maintained by the custodian and/or the manager of the Fund. In each instance that segregation of collateral is required, it is done so in accordance with the 1940 Act and/or any interpretive guidance issued by the SEC. In the event of the counterparty default on the transaction, a Fund has the right to liquidate the collateral and apply the proceeds to the counterparty’s obligations to that Fund. Upon an event of default, if the seller defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed, limited or wholly denied. There is also a possibility that a Fund could experience a delay in selling investments that are segregated as collateral.

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5. DERIVATIVE INVESTMENTS AND RISKS, AND ENFORCEABLE MASTER NETTING ARRANGEMENTS

A. PRINCIPAL MARKET RISKS MANAGED BY INVESTING IN DERIVATIVES

Derivative instruments are investments whose values are tied to the value of an underlying security or asset, a group of assets, interest rates, exchange rates, currency or an index. Certain Funds are permitted to invest in derivative instruments, including, but not limited to, futures contracts, option contracts, forward foreign currency contracts and swap agreements. Derivatives may have little or no initial cash investment value relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This is sometimes referred to as leverage. Leverage can magnify a Fund’s gains and losses and therefore increase its volatility. A Fund’s investments in derivatives may increase, decrease or change the level or types of exposure to certain risk factors. The primary risks a Fund may attempt to manage through investing in derivative instruments include, but are not limited to, interest rate, foreign investments and currency, price volatility, and credit (including counterparty) risks.

Interest Rate Risk – A Fund may be exposed to interest rate risk through investments in debt securities. Interest rate risk is the risk that debt securities will decline in value as a result of changes in interest rates. For example, the value of bonds, fixed rate loans and short-term money market instruments may decline in value when interest rates rise. In a low interest rate environment, the risks associated with rising interest rates are heightened. Debt securities with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt securities with shorter durations or money market instruments. Therefore, duration is a potentially useful tool to measure the sensitivity of a debt security’s yield (market price to interest rate movement). To manage these risks, certain Funds may invest in derivative instruments tied to interest rates.

Foreign Investments and Currency Risk – A Fund may be exposed to foreign investments and/or currency risk through direct investment in securities or through options, futures or currency transactions. The prices of foreign securities that are denominated in foreign currencies are affected by the value of the U.S. dollar. With respect to securities denominated in foreign currencies, in general, as the value of the U.S. dollar rises, the U.S. dollar price of a foreign security will fall. As the value of the U.S. dollar falls, the U.S. dollar value of the foreign security will rise. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate and timely company information, differences in the way securities markets operate, relatively lower market liquidity, less stringent financial reporting and accounting guidance and controls, less secure foreign banks or securities depositories than those in the U.S., foreign taxation issues, and foreign controls on investments. As a result, a Fund’s investments in foreign currency-denominated securities and other foreign investments may reduce the returns of the Fund. To manage these risks, certain Funds may invest in derivative instruments tied to foreign investments and/or currencies.

Price Volatility Risk – Derivatives tied to equity and debt securities are exposed to potential price volatility. Debt securities are affected by many factors, including prevailing interest rates, market conditions, and market liquidity. Volatility of below investment grade debt securities (including loans) may be relatively greater than for investment grade debt securities. Equity securities tend to go up or down in value, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors, including a company’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. Due to the complexities of markets, events in one market or sector may adversely impact other markets or sectors. To manage these risks, certain Funds may invest in various derivative instruments. Derivative instruments may be used to manage a Fund’s exposure to price volatility risk but may also be subject to greater price volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

Credit and Counterparty Risk – Credit risk is the risk that a debt security’s issuer (or borrower or counterparty) will be unable or unwilling to meet its financial obligations (e.g., may not be able to make principal and/or interest payments when they are due or otherwise default on other financial terms) and/or may go bankrupt. This is also sometimes described as counterparty risk. A Fund may lose money if the issuer or guarantor of debt security, or counterparty of a derivative contract, repurchase or reverse repurchase agreement, or a loan of Fund securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. A Fund may attempt to minimize concentrations of credit risk by undertaking transactions with a large number of borrowers or counterparties on recognized and reputable exchanges. A Fund’s investments in debt investments may range in quality from those rated in the lowest category in which it is permitted to invest to those rated in the highest category by a rating agency, or if unrated, determined by the manager to be of comparable quality.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions will default. Financial assets of counterparties, which potentially expose a Fund to counterparty risk, consist mainly of cash due from counterparties and investments. Certain managers may attempt to minimize credit risks to the Funds by performing extensive reviews of each counterparty, entering into transactions with counterparties that the manager believes to be creditworthy at the time of the transaction and requiring the posting of collateral in applicable transactions. To manage these risks, certain Funds may invest in derivative instruments tied to a security issuers’ financial strength.

B. DERIVATIVE INVESTMENTS

In addition to managing the market risks described above, certain Funds, if permitted by their investment objectives, may also invest in derivatives for purposes of hedging, duration management, to gain exposure to specific investment opportunities, as a substitute for securities, to enhance returns, or to otherwise help achieve a Fund’s investment goal. Each derivative instrument and the reasons a Fund invested in derivatives during the reporting period are discussed in further detail below. The Portfolio Optimization Funds and Pacific Funds Diversified Alternatives are exposed to the same derivative risks as the applicable PF Underlying Funds, Pacific Funds Core Income, Pacific Funds Floating Rate Income and/or Pacific Funds High Income in direct proportion to the allocation of assets among those funds. The annual report of

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the PF Underlying Funds discusses in further detail the derivative instruments and the reasons a PF Underlying Fund invested in derivatives during the reporting period.

Swap Agreements – Swap agreements are bilaterally negotiated agreements between the Funds and their counterparties to exchange swap investment cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swap agreements are privately negotiated in the OTC market or may be executed in a multilateral or other execution facility platform, such as a registered commodities exchange (“centrally cleared swaps”). In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swaps are marked-to-market daily based upon values received from third party vendors or quotations from market makers. Market values greater than zero are recorded as an asset and market values less than zero are recorded as a liability. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is recorded as unrealized appreciation or depreciation. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin receivable or payable. OTC swap payments received or made at the beginning of the measurement period are recorded as an asset or liability and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gain or loss when the swap is closed. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss. Net periodic payments received by a Fund are recorded as realized gain.

Total Return Swaps – A Fund investing in total return swaps is subject to the risk that there is no liquid market for these agreements, that the counterparties may default on their obligations to perform or that there may be unfavorable changes in the value of the underlying index or reference instrument (generally caused by changes in interest rates or declines in credit quality). A total return swap agreement is one in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying index or reference instrument, which includes both the income it generates and any capital gains. To the extent the total return of the index or reference instrument underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty. A Fund’s maximum risk of loss from counterparty credit risk related to total return swaps is the discounted net value of the cash flows to be received from or paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk may be mitigated to some extent if a master netting arrangement between a Fund and the counterparty is in place and to the extent a Fund obtains collateral to cover a Fund’s exposure to the counterparty.

A Fund may enter into fully funded total return swaps which involves one party making an initial payment equal to the estimated value of the reference instrument. The parties to the swap then exchange respective commitments to pay or receive a net amount based on the change in the fair value of a reference instrument and a specified notional amount.

During the reporting period, Pacific Funds High Income entered into total return swaps on credit indices to obtain long exposure to the broader high yield market, primarily for purposes of liquidity.

The following is a summary of the location of fair value amounts of derivative investments, if any, disclosed in the Trust’s Statements of Assets and Liabilities:

Location on the Statements of Assets and Liabilities
Derivative Investments Risk Type	Asset Derivative Investments	Liability Derivative Investments
Interest rate contracts	Swap agreements, at value	Swap agreements, at value

The following is a summary of fair values of derivative investments disclosed in Pacific Funds High Income’s Statement of Assets and Liabilities, categorized by primary risk exposure as of March 31, 2016:

Derivative Investments Risk Type	Total Value at March 31, 2016
Interest rate contracts (Asset)	$92,460

The following is a summary of the location of realized gains and losses and changes in net unrealized appreciation and depreciation of derivative investments, if any, disclosed in the Trust’s Statements of Operations:

Derivative Investments Risk Type	Location of Gain (Loss) on Derivative Investments Recognized in the Statements of Operations
Interest rate contracts	Net realized gain (loss) on swap transactions Change in net unrealized appreciation (depreciation) on swaps

The following is a summary of Pacific Funds High Income’s net realized gain or loss and change in net unrealized appreciation or depreciation on derivative investments recognized in its Statement of Operations categorized by primary risk exposure for the year ended March 31, 2016:

Derivative Investments Risk Type	Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Interest rate contracts	($625,917)	$33,159

For financial reporting purposes, the Trust does not offset fair value amounts recognized for derivative instruments and fair value amounts recognized for the right to reclaim cash collateral (receivables) or the obligation to return cash collateral (payables) arising from derivative instruments recognized at fair value executed with the same counterparty under a master netting arrangement.

The average number of positions and value of derivative investments in interest rate contracts held by Pacific Funds High Income for the year ended March 31, 2016 were 1 and ($60,814), respectively. The average number of positions and value of derivative investments and the amounts of net realized gain or loss and changes in net unrealized appreciation or depreciation on derivative investments as disclosed in its Statement of Operations serve as indicators of volume of financial derivative activity for Pacific Funds High Income for the year ended March 31, 2016.

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C. ENFORCEABLE MASTER NETTING ARRANGEMENTS

Master Agreements and Netting Arrangements – Certain Funds are parties to various agreements, including but not limited to International Swaps and Derivatives Association Agreements and related Credit Support Annex, Master Repurchase Agreements, and Master Securities Forward Transactions Agreements (collectively “Master Agreements”), which govern the terms of certain transactions with select counterparties. These Master Agreements generally include provisions for general obligations, representations, agreements, collateral, and certain events of default or termination. These Master Agreements also include provisions for netting arrangements that help reduce credit and counterparty risk associated with relevant transactions. The netting arrangements are generally tied to credit related events that if triggered, would cause an event of default or termination giving a Fund or counterparty the right to terminate early and cause settlement, on a net basis, of all transactions under the applicable Master Agreement. In the event of an early termination as a result of an event of default under the Master Agreement, the total value exposure of all transactions will be offset against collateral exchanged to date, which would result in a net receivable or payable that would be due from or to the counterparty. Credit related events include, but are not limited to, bankruptcy, failure to make timely payments, restructuring, obligation acceleration, obligation default, a material decline in net assets, decline in credit rating or repudiation/moratorium. Any election made by a counterparty to early terminate the transactions under a Master Agreement could have a material adverse impact on a Fund’s financial statements. A Fund’s overall exposure to credit risk, subject to netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions under the relevant Master Agreement with a counterparty in a given Fund exceeds a specified threshold, net of collateral already in place, which typically ranges from $0 to $250,000 depending on the counterparty and the type of Master Agreement. Collateral under the Master Agreements is usually in the form of cash or U.S. Treasury Bills but could include other types of securities. The value of all derivative transactions outstanding under a Master Agreement is calculated daily to determine the amount of collateral to be received or pledged by the counterparty. Posting of collateral for OTC derivative transactions are covered under tri-party collateral agreements between the Trust, the Trust’s Custodian, and each counterparty. Collateral for centrally cleared derivatives transactions are posted with the applicable derivatives clearing organization.

The following is a summary of financial and derivative instruments that are subject to enforceable master netting agreements (or similar arrangements) and collateral received and pledged in connection with the master netting agreements (or similar arrangements) for Pacific Funds High Income as of March 31, 2016:

	Gross Amounts Presented in the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities			Gross Amounts Presented in the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Description		Financial Instruments	Collateral Received	Net Amount		Financial Instruments	Collateral Pledged	Net Amount
	Assets				Liabilities
Swaps	$92,460	$—	$—	$92,460	$—	$—	$—	$—

6. INVESTMENT ADVISORY, ADMINISTRATION AND SHAREHOLDER SERVICES, SUPPORT SERVICES, AND DISTRIBUTION AGREEMENTS

Pursuant to an Investment Advisory Agreement, PLFA, a wholly-owned subsidiary of Pacific Life Insurance Company (“Pacific Life”), serves as Investment Adviser to each Fund of the Trust. PLFA manages the Portfolio Optimization Funds and Pacific Funds Diversified Alternatives. PLFA also manages the PF Fixed Income Funds under the name Pacific Asset Management. For the PF U.S. Equity Funds, PLFA has retained another investment management firm to sub-advise each Fund, as discussed later in this section. PLFA receives investment advisory fees from each Fund based on the following advisory fee rates, which are based on an annual percentage of average daily net assets of each Fund:

Fund	Advisory Fee Rate
Pacific Funds Portfolio Optimization Conservative (1) Pacific Funds Portfolio Optimization Moderate-Conservative (1) Pacific Funds Portfolio Optimization Moderate (1) Pacific Funds Portfolio Optimization Growth (1) Pacific Funds Portfolio Optimization Aggressive-Growth (1) Pacific Funds Diversified Alternatives (1)	0.20%
Pacific Funds Short Duration Income (2)	0.40%
Pacific Funds Core Income (2)	0.50%
Pacific Funds Strategic Income (2) Pacific Funds High Income (2)	0.60%
Pacific Funds Floating Rate Income (2) Pacific Funds Limited Duration High Income (2), (3) Pacific Funds Large-Cap (4) Pacific Funds Large-Cap Value	0.65%
Pacific Funds Small/Mid-Cap Pacific Funds Small-Cap Pacific Funds Small-Cap Value Pacific Funds Small-Cap Growth	0.85%

(1)	PLFA has agreed to waive the following amounts from the advisory fee rate through July 31, 2016: 1) 0.025% on net assets above $2 billion through $3 billion; 2) 0.050% on net assets above $3 billion through $5 billion; 3) 0.075% on net assets above $5 billion through $7.5 billion; and 4) 0.100% on net assets above $7.5 billion. The fee waiver agreement will terminate: (i) if the investment advisory agreement is terminated; (ii) upon approval of the Board and 90 days’ prior written notice to PLFA; (iii) upon 90 days’ written notice by PLFA prior to the beginning of the next one-year term; or (iv) if PLFA’s advisory fee rate for a Fund changes. There is no guarantee that PLFA will continue such waiver after July 31, 2016.

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NOTES TO FINANCIAL STATEMENTS (Continued)

(2)	PLFA has agreed to waive the following amounts from the advisory fee rate through July 31, 2016: 1) 0.025% on net assets above $1 billion through $2 billion; 2) 0.050% on net assets above $2 billion through $3 billion; and 3) 0.075% on net assets above $3 billion. The fee waiver agreement will terminate: (i) if the investment advisory agreement is terminated; (ii) upon approval of the Board and 90 days’ prior written notice to PLFA; (iii) upon 90 days’ written notice by PLFA prior to the beginning of the next one-year term; or (iv) if PLFA’s advisory fee rate for a Fund changes. There is no guarantee that PLFA will continue such waiver after July 31, 2016.
(3)	PLFA agreed to waive 0.02% of its advisory fee through July 31, 2016 for Pacific Funds Limited Duration High Income. The fee waiver agreement will terminate: (i) if the investment advisory agreement is terminated; or (ii) upon approval by the Board and 90 days’ prior written notice to PLFA. There is no guarantee that PLFA will continue such waiver after that date.
(4)	PLFA agreed to waive 0.10% of its advisory fee through January 10, 2018 for Pacific Funds Large-Cap. The fee waiver agreement will terminate: (i) if the investment advisory agreement is terminated; or (ii) if the sub-advisory agreement with Rothschild Asset Management Inc. is terminated. There is no guarantee that PLFA will continue such waiver after that date.

Pursuant to a Subadvisory Agreement, the Trust and PLFA engaged Rothschild Asset Management Inc. under PLFA’s supervision to act as sub-adviser for the PF U.S. Equity Funds. PLFA, as Investment Adviser to each PF U.S. Equity Fund, pays management fees to Rothschild Asset Management Inc. as compensation for its sub-advisory services provided to each PF U.S. Equity Fund.

Pursuant to an Administration and Shareholder Services Agreement (the “Administration Agreement”), Pacific Life serves as administrator (the “Administrator”) to the Trust. The administration fee is for procuring or providing administrative, transfer agency, and shareholder services. In addition, Pacific Life and PLFA provide support services to the Trust that are outside the scope of the Administrator’s and Investment Adviser’s responsibilities under the Administration Agreement and Investment Advisory Agreement. Under the Support Services Agreement, the Trust compensates Pacific Life and PLFA for their expenses in providing support services to the Trust in connection with various matters, some of which include the time spent by legal, accounting, and compliance personnel of Pacific Life and PLFA (including individuals who may be officers or Trustees of the Trust), to attend meetings of the Board and to provide assistance with the coordination and supervision in connection with the services procured for the Trust under the Administration Agreement. Support services do not include services for which PLFA is responsible pursuant to the Investment Advisory Agreement. The Trust reimburses Pacific Life and PLFA for these support services on an approximate cost basis.

Pacific Life receives an administration fee from each Fund and share class presented in these financial statements based on the following administration fee rates, which are based on an annual percentage of average daily net assets of each Fund:

Fund	Share Class	Administration Fee Rate
Portfolio Optimization Funds	A, B, C, R, and Advisor	0.15%
Pacific Funds Diversified Alternatives	A, C, and Advisor	0.15%
Pacific Funds Short Duration Income Pacific Funds Strategic Income	A, C, and Advisor	0.30%
Pacific Funds Limited Duration High Income	I	0.15%
Pacific Funds Core Income Pacific Funds Floating Rate Income Pacific Funds High Income	A, C, and Advisor	0.30%
	I and P	0.15%
PF U.S. Equity Funds	A, C, Advisor, and Investor	0.30%
	Institutional	0.15%

Pursuant to a Distribution Agreement, Pacific Select Distributors, LLC (the “Distributor”), a wholly-owned subsidiary of Pacific Life, serves as distributor of the Trust’s shares. Under the Distribution Agreement, the Distributor bears all expenses of providing services, including costs of sales presentations, mailings, advertisements, and other marketing efforts by the Distributor in connection with the distribution or sale of the Trust’s shares and makes distribution and/or service payments to selling groups in connection with the sale of certain of the Trust’s shares and subsequent servicing needs of shareholders provided by selling groups. The Distributor receives distribution and service fees pursuant to class-specific distribution and service plans, each adopted in accordance with Rule 12b-1 (“12b-1”) under the 1940 Act (together the “12b-1 Plans”) for Class B, C, R, and Investor Class shares. The Distributor also receives service fees pursuant to a non-12b-1 Class A Service Plan (“Class A Plan”). The Distributor receives distribution and/or service fees from each Fund and applicable share class presented in these financial statements based on the following distribution and service fee rates, which are based on an annual percentage of average daily net assets:

Plan	Share Class	Distribution Fee Rate	Service Fee Rate
12b-1 Plans	B and C	0.75%	0.25%
	R	0.25%	0.25%
	Investor	0.25%
Class A Plan	A		0.25%

There are no distribution and service fees for Class I, Class P, Advisor Class, and Institutional Class shares. The distribution and service fees are accrued daily. For the year ended March 31, 2016, the Distributor, acting as underwriter, received net commissions (front-end sales charges) of $11,344,805 from the sale of Class A shares and received $479,915 in CDSC from redemptions of Class A, B, and C shares.

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NOTES TO FINANCIAL STATEMENTS (Continued)

Prior to January 11, 2016, each of the Predecessor Funds of the PF U.S. Equity Funds paid the following rates, which were based on an annual percentage of average daily net assets of each Predecessor Fund:

Predecessor Fund	Advisory Fee Rate (1)	Service Fee Rate (2) (Investor Class shares only)	Distribution Fee Rate (3) (Investor Class shares only)
Rothschild U.S. Large-Cap Core Fund	0.55%	Up to 0.10%	Up to 0.25%
Rothschild U.S. Large-Cap Value Fund
Rothschild U.S. Small/Mid-Cap Core Fund	0.85%
Rothschild U.S. Small-Cap Core Fund
Rothschild U.S. Small-Cap Value Fund
Rothschild U.S. Small-Cap Growth Fund		Up to 0.10%	Up to 0.25%

(1)	The advisory fee was paid to Rothschild Asset Management Inc. pursuant to an Investment Advisory Agreement between Professionally Managed Portfolios and Rothschild Asset Management Inc.
(2)	The service fee was paid to Rothschild Asset Management Inc. pursuant to a Shareholder Servicing Plan adopted by the Board of Trustees of Professionally Managed Portfolios.
(3)	The distribution fee was paid to Quasar Distributors, LLC pursuant to a Distribution Plan adopted by the Board of Trustees of Professionally Managed Portfolios.

7. TRANSACTIONS WITH AFFILIATES

A. ADVISORY FEES, ADMINISTRATION FEES, DISTRIBUTION AND/OR SERVICE FEES, AND EXPENSES FOR SUPPORT SERVICES

The Investment Adviser, the Distributor, and Pacific Life are related parties. The advisory fees earned by the Investment Adviser, including any advisory fee waiver, the administration fees earned by Pacific Life, the distribution and/or service fees earned by the Distributor, and expenses for support services recovered by PLFA and Pacific Life (see Note 6) from each Fund presented in these financial statements for the year ended March 31, 2016 are presented in the Statements of Operations. The amounts of each of these fees that remained payable as of March 31, 2016 are presented in the Statements of Assets and Liabilities.

B. EXPENSE LIMITATION AGREEMENTS

To help limit the Trust’s expenses, PLFA has entered into expense limitation agreements with the Trust and has contractually agreed to reimburse each Fund presented in these financial statements for certain operating expenses that exceed an annual rate based on a percentage of a Fund’s average daily net assets. These operating expenses include, but are not limited to: administration fees; organizational expenses; custody expenses; expenses for audit, tax, and certain legal services; preparation, printing, filing, and distribution to existing shareholders of proxies, prospectuses and shareholder reports, and other regulatory documents, as applicable; independent trustees’ fees and expenses; and establishing, overseeing and administering the Trust’s compliance program. These operating expenses do not include: investment advisory fees; distribution and/or service fees; dividends on securities sold short; acquired fund fees and expenses; interest (including commitment fees, if any); taxes (including foreign taxes on dividends, interest or gains); brokerage commissions and other transactional expenses, and extraordinary expenses such as litigation expenses and other expenses not incurred in the ordinary course of each Fund’s business. The expense caps for each Fund and share class presented in these financial statements are as follows:

Fund	Share Class	Expense Caps
Portfolio Optimization Funds	A, B, C, R, and Advisor	0.15% through 7/31/2016 and 0.30% thereafter through 7/31/2023
Pacific Funds Short Duration Income Pacific Funds Core Income Pacific Funds Strategic Income Pacific Funds Floating Rate Income Pacific Funds Limited Duration High Income Pacific Funds High Income	A, C, and Advisor	0.20% through 7/31/2016
	I	0.15% through 7/31/2016
Pacific Funds Core Income Pacific Funds Floating Rate Income Pacific Funds High Income	P	0.20% through 7/31/2016
Pacific Funds Diversified Alternatives	A, C, and Advisor	0.40% through 7/31/2017
Pacific Funds Large-Cap Pacific Funds Large-Cap Value	A, C, Advisor, and Investor	0.20% through 1/10/2019
	Institutional	0.10% through 1/10/2019
Pacific Funds Small/Mid-Cap Pacific Funds Small-Cap Pacific Funds Small-Cap Value	A, C, and Advisor	0.20% through 1/10/2019
	Investor	0.25% through 1/10/2019
	Institutional	0.15% through 1/10/2019
Pacific Funds Small-Cap Growth	A, C, and Advisor	0.20% through 1/10/2019
	Investor	0.15% through 1/10/2019
	Institutional	0.05% through 1/10/2019

There is no guarantee that PLFA will continue to reimburse expenses for a Fund upon the expiration of the expense cap. In addition, any expense reimbursements made by PLFA to a Fund are subject to recoupment by PLFA from such Fund for a period as permitted under regulatory and accounting guidance (currently three years from the end of the fiscal year in which the reimbursement took place) to the extent such recoupment would not cause the Fund to exceed the expense cap that was in effect at the time of the reimbursement. Any amounts repaid to PLFA will have the effect of increasing such expenses of a Fund, but not above the expense cap. The amounts of adviser reimbursement to each of the applicable Funds presented in these financial statements for the year ended March 31, 2016 are presented in the Statements of Operations. Any amounts that remained due from the Investment Adviser as of March 31, 2016 are presented in the Statements of Assets and Liabilities.

D-12

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

The cumulative expense reimbursement amounts, if any, as of March 31, 2016 that are subject to recoupment by PLFA from the Funds presented in these financial statements are as follows:

Fund	3/31/2017	3/31/2018	3/31/2019
Pacific Funds Portfolio Optimization Conservative	$485,486	$341,046	$289,997
Pacific Funds Portfolio Optimization Moderate-Conservative	509,594	412,969	393,236
Pacific Funds Portfolio Optimization Moderate	1,236,620	1,039,248	954,419
Pacific Funds Portfolio Optimization Growth	857,348	722,497	708,782
Pacific Funds Portfolio Optimization Aggressive-Growth	297,159	255,368	259,000
Pacific Funds Diversified Alternatives	—	77,075	37,661
Pacific Funds Short Duration Income	192,031	287,988	369,896
Pacific Funds Core Income	1,326,276	1,007,441	1,162,780
Pacific Funds Strategic Income	181,996	294,682	445,582
Pacific Funds Floating Rate Income	1,642,470	1,908,310	1,185,282
Pacific Funds Limited Duration High Income	82,357	119,970	105,916
Pacific Funds High Income	98,786	124,757	124,097
Pacific Funds Large-Cap			31,382
Pacific Funds Large-Cap Value			29,093
Pacific Funds Small/Mid-Cap			27,939
Pacific Funds Small-Cap			25,943
Pacific Funds Small-Cap Value			29,397
Pacific Funds Small-Cap Growth			25,758

Total	$6,910,123	$6,591,351	$6,206,160

During the year ended March 31, 2016, PLFA recouped $8,686 from Pacific Funds Diversified Alternatives. There was no recoupment of expense reimbursement by PLFA from any other Funds presented in these financial statements for the year ended March 31, 2016.

C. INVESTMENTS IN AFFILIATED FUNDS

As of March 31, 2016, each of the Portfolio Optimization Funds and Pacific Funds Diversified Alternatives (aggregate of all share classes) owned Class P shares in each of the applicable affiliated PF Underlying Funds, Pacific Funds Core Income, Pacific Funds Floating Rate Income, and/or Pacific Funds High Income. A summary of holdings and transactions with affiliated mutual fund investments as of and for the year ended March 31, 2016 is as follows:

Fund/Underlying Fund	Beginning Value as of April 1, 2015	Purchase Cost (1)	Distributions Received and Reinvested (2)	Sales Proceeds	Net Realized Gain (Loss) (3)	Change in Unrealized Appreciation (Depreciation)	As of March 31, 2016
							Ending Value	Shares Balance
Pacific Funds Portfolio Optimization Conservative
PF Floating Rate Loan	$27,309,681	$1,339,656	$1,047,991	$7,289,123	($130,000)	($1,430,102)	$20,848,103	2,280,974
PF Inflation Managed	31,902,949	995,396	—	23,019,337	(2,945,085)	2,595,771	9,529,694	1,091,603
PF Managed Bond	145,722,279	2,995,544	2,431,275	49,988,668	3,593,382	(5,040,017)	99,713,795	9,433,661
PF Short Duration Bond	58,014,980	834,361	657,603	27,416,949	(183,221)	(352,735)	31,554,039	3,206,711
Pacific Funds Core Income	—	4,399,641	114,005	593,118	(23,457)	(129,452)	3,767,619	359,163
Pacific Funds High Income	—	26,368,552	1,032,511	3,395,526	(306,714)	(2,286,066)	21,412,757	2,287,688
PF Emerging Markets Debt	29,215,298	1,643,418	16,117	15,477,587	(1,635,488)	2,364,458	16,126,216	1,764,356
PF Comstock	14,795,989	5,937,669	375,067	4,562,648	2,152,759	(3,662,609)	15,036,227	1,100,749
PF Growth	6,523,446	4,918,524	43,938	2,669,963	494,204	(529,505)	8,780,644	466,559
PF Large-Cap Growth	8,739,156	6,546,646	—	4,140,885	1,717,558	(2,290,342)	10,572,133	1,144,170
PF Large-Cap Value	21,090,455	9,003,752	384,272	3,730,641	1,742,619	(2,595,909)	25,894,548	1,751,999
PF Main Street Core	6,423,991	6,435,060	128,626	3,466,616	1,583,701	(1,625,008)	9,479,754	779,585
PF Mid-Cap Equity	6,691,356	254,782	41,973	2,953,140	998,672	(1,216,154)	3,817,489	359,124
PF Mid-Cap Growth	4,391,022	289,132	2,409	2,892,495	310,798	(489,872)	1,610,994	226,581
PF Mid-Cap Value	—	21,168,292	99,409	2,145,516	(88,707)	(498,066)	18,535,412	1,906,935
PF Small-Cap Value	—	4,330,915	5,570	429,104	6,221	46,539	3,960,141	390,546
PF International Large-Cap	14,930,761	7,735,194	150,850	5,247,369	(18,972)	(1,565,121)	15,985,343	957,780
PF International Value	8,933,268	2,254,704	122,489	2,180,923	(114,074)	(898,933)	8,116,531	972,040
PF Absolute Return	—	17,616,490	230,721	2,182,643	(83,677)	(1,370,135)	14,210,756	1,561,622
PF Currency Strategies	12,246,116	2,281,662	200,469	5,151,596	(115,656)	(64,852)	9,396,143	963,707
PF Equity Long/Short	—	12,858,270	1,504,793	4,416,279	204,883	303,248	10,454,915	1,014,056
PF Global Absolute Return	21,233,974	4,486,319	1,629,619	7,050,210	(38,044)	(1,866,602)	18,395,056	2,034,851
PF Precious Metals (4)	1,711,613	91,701	—	1,886,680	(296,798)	380,164	—	—
	$419,876,334	$144,785,680	$10,219,707	$182,287,016	$6,824,904	($22,221,300)	$377,198,309

D-13

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Fund/Underlying Fund	Beginning Value as of April 1, 2015	Purchase Cost (1)	Distributions Received and Reinvested (2)	Sales Proceeds	Net Realized Gain (Loss) (3)	Change in Unrealized Appreciation (Depreciation)	As of March 31, 2016
							Ending Value	Shares Balance
Pacific Funds Portfolio Optimization Moderate-Conservative
PF Floating Rate Loan	$34,655,118	$604,613	$1,290,781	$9,816,015	($345,968)	($1,555,637)	$24,832,892	2,716,947
PF Inflation Managed	41,093,121	895,780	—	29,605,705	(3,968,156)	3,509,793	11,924,833	1,365,960
PF Managed Bond	138,740,124	7,869,081	2,812,503	34,353,237	3,818,568	(5,113,619)	113,773,420	10,763,805
PF Short Duration Bond	57,583,655	676,887	513,446	34,200,945	(246,221)	(148,960)	24,177,862	2,457,100
Pacific Funds Core Income	—	4,853,818	130,695	468,621	(20,144)	(152,676)	4,343,072	414,020
Pacific Funds High Income	—	29,107,316	1,230,461	2,336,318	(233,452)	(2,978,317)	24,789,690	2,648,471
PF Emerging Markets Debt	28,756,672	742,312	22,072	9,112,298	(1,140,521)	1,728,124	20,996,361	2,297,195
PF Comstock	28,998,538	1,078,877	601,800	5,768,756	3,043,468	(5,540,742)	22,413,185	1,640,790
PF Growth	16,163,662	405,378	73,767	2,383,262	783,094	(519,228)	14,523,411	771,701
PF Large-Cap Growth	19,850,162	671,044	—	3,392,606	2,264,779	(2,665,245)	16,728,134	1,810,404
PF Large-Cap Value	43,423,289	1,516,044	599,090	5,659,444	2,906,532	(4,084,716)	38,700,795	2,618,457
PF Main Street Core	29,505,804	436,357	225,753	14,436,684	5,975,938	(5,316,774)	16,390,394	1,347,894
PF Mid-Cap Equity	18,423,135	204,450	173,950	3,119,208	952,613	(1,798,079)	14,836,861	1,395,753
PF Mid-Cap Growth	6,044,402	69,704	6,700	1,927,043	473,521	(947,714)	3,719,570	523,146
PF Mid-Cap Value	—	31,265,192	154,371	2,085,152	(142,814)	(794,693)	28,396,904	2,921,492
PF Small-Cap Growth	6,273,994	151,199	—	3,704,598	1,100,911	(1,712,187)	2,109,319	215,237
PF Small-Cap Value	6,119,771	6,284,135	16,484	1,299,032	(20,296)	(106,427)	10,994,635	1,084,283
PF Emerging Markets	11,560,237	538,738	64,278	4,737,024	(441,957)	(523,326)	6,460,946	534,404
PF International Large-Cap	16,983,923	14,866,194	265,638	2,586,861	(138,675)	(3,073,030)	26,317,189	1,576,824
PF International Small-Cap	12,025,083	2,297,791	356,973	2,781,878	86,369	(474,380)	11,509,958	1,120,736
PF International Value	11,123,271	4,847,976	212,887	1,269,687	(128,557)	(1,842,626)	12,943,264	1,550,091
PF Real Estate	—	2,918,646	42,455	226,215	188,590	1,382	2,924,858	182,918
PF Absolute Return	—	19,958,994	277,180	1,655,550	(73,305)	(1,641,280)	16,866,039	1,853,411
PF Currency Strategies	22,458,560	719,722	355,487	6,603,338	(136,458)	(223,607)	16,570,366	1,699,525
PF Equity Long/Short	—	19,812,882	3,109,684	1,998,607	(40,369)	597,219	21,480,809	2,083,493
PF Global Absolute Return	29,281,032	6,092,144	2,390,924	8,523,802	(91,529)	(2,689,088)	26,459,681	2,926,956
PF Precious Metals (4)	2,448,773	119,510	—	2,689,846	(279,509)	401,072	—	—
	$581,512,326	$159,004,784	$14,927,379	$196,741,732	$14,146,452	($37,664,761)	$535,184,448

Pacific Funds Portfolio Optimization Moderate
PF Floating Rate Loan	$65,095,653	$383,853	$1,763,294	$30,594,533	($735,478)	($1,793,710)	$34,119,079	3,732,941
PF Inflation Managed	41,758,590	1,995,409	—	18,171,405	(1,559,352)	987,080	25,010,322	2,864,871
PF Managed Bond	258,754,419	2,450,908	4,132,462	93,224,620	6,426,694	(8,488,295)	170,051,568	16,088,133
PF Short Duration Bond	86,788,689	642,098	421,623	67,367,845	(317,671)	31,531	20,198,425	2,052,686
Pacific Funds Core Income	—	8,583,099	233,142	659,860	(27,321)	(278,685)	7,850,375	748,367
Pacific Funds High Income	16,354,018	51,274,925	2,686,808	11,518,786	(619,675)	(6,201,990)	51,975,300	5,552,917
PF Emerging Markets Debt	81,551,868	555,453	49,946	36,688,826	(3,674,925)	6,067,380	47,860,896	5,236,422
PF Comstock	115,316,171	3,802,693	2,368,986	22,671,378	12,252,461	(22,021,670)	89,047,263	6,518,833
PF Growth	59,239,445	2,532,430	244,244	14,573,488	4,092,148	(2,943,784)	48,590,995	2,581,881
PF Large-Cap Growth	76,539,280	3,622,546	—	19,362,259	8,908,122	(9,870,124)	59,837,565	6,475,927
PF Large-Cap Value	147,894,145	6,125,253	1,841,139	32,600,122	12,893,171	(16,076,858)	120,076,728	8,124,271
PF Main Street Core	100,421,674	5,746,965	1,126,693	26,285,055	16,314,489	(14,647,231)	82,677,535	6,799,139
PF Mid-Cap Equity	69,495,072	161,213	618,054	14,058,727	4,726,365	(7,754,015)	53,187,962	5,003,571
PF Mid-Cap Growth	34,200,413	252,875	44,668	6,446,283	2,502,664	(5,550,941)	25,003,396	3,516,652
PF Mid-Cap Value	—	107,640,003	533,134	5,916,018	(352,421)	(2,815,819)	99,088,879	10,194,329
PF Small-Cap Growth	26,635,313	263,273	—	11,543,148	2,706,034	(6,299,713)	11,761,759	1,200,179
PF Small-Cap Value	51,944,969	29,959,813	111,262	5,494,658	88,790	(1,644,748)	74,965,428	7,393,040
PF Emerging Markets	57,505,615	10,282,379	396,027	21,702,883	(2,416,943)	(3,986,233)	40,077,962	3,314,968
PF International Large-Cap	85,501,471	56,060,275	1,120,049	17,762,229	1,816,250	(14,884,578)	111,851,238	6,701,692
PF International Small-Cap	51,075,364	5,250,881	1,489,711	7,860,913	524,830	(2,034,705)	48,445,168	4,717,154
PF International Value	55,908,117	13,052,130	858,855	9,661,963	244,606	(7,774,033)	52,627,712	6,302,720
PF Real Estate	16,173,730	9,730,942	361,972	1,889,178	1,626,374	(766,112)	25,237,728	1,578,344
PF Absolute Return	—	50,781,204	477,534	18,810,724	(409,856)	(2,855,290)	29,182,868	3,206,909
PF Currency Strategies	79,299,144	1,254,805	1,010,462	32,250,741	(604,583)	(837,501)	47,871,586	4,909,906
PF Equity Long/Short	—	71,941,135	11,361,316	5,807,591	(39,525)	2,271,423	79,726,758	7,732,954
PF Global Absolute Return	66,258,258	16,530,884	5,432,072	21,127,400	(87,149)	(6,212,467)	60,794,198	6,725,022
PF Precious Metals (4)	13,859,883	463,768	—	15,005,766	(3,181,908)	3,864,023	—	—
	$1,657,571,301	$461,341,212	$38,683,453	$569,056,399	$61,096,191	($132,517,065)	$1,517,118,693

D-14

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Fund/Underlying Fund	Beginning Value as of April 1, 2015	Purchase Cost (1)	Distributions Received and Reinvested (2)	Sales Proceeds	Net Realized Gain (Loss) (3)	Change in Unrealized Appreciation (Depreciation)	As of March 31, 2016
							Ending Value	Shares Balance
Pacific Funds Portfolio Optimization Growth
PF Inflation Managed	$11,050,432	$705,434	$—	$6,015,485	($205,843)	$39,499	$5,574,037	638,492
PF Managed Bond	90,200,780	1,247,163	914,690	53,442,540	1,402,153	(2,362,378)	37,959,868	3,591,284
PF Short Duration Bond	11,027,497	10,352	—	11,048,131	144,902	(134,620)	—	—
Pacific Funds High Income	22,565,894	861,917	843,484	6,580,621	(76,791)	(1,800,422)	15,813,461	1,689,472
PF Emerging Markets Debt	16,840,969	6,674,548	23,544	1,477,945	(230,330)	780,460	22,611,246	2,473,878
PF Comstock	85,538,619	3,888,562	1,785,226	16,328,620	8,746,810	(16,101,215)	67,529,382	4,943,586
PF Growth	52,511,875	3,427,921	190,892	19,013,180	4,328,842	(3,297,926)	38,148,424	2,027,015
PF Large-Cap Growth	73,862,683	4,854,035	—	30,898,034	9,071,548	(9,340,332)	47,549,900	5,146,093
PF Large-Cap Value	102,261,261	5,438,419	1,339,180	18,877,974	7,915,380	(10,306,609)	87,769,657	5,938,407
PF Main Street Core	104,153,810	6,913,931	1,072,530	35,222,909	16,131,754	(14,188,051)	78,861,065	6,485,285
PF Mid-Cap Equity	94,642,106	501,543	873,959	16,188,104	4,983,429	(9,207,844)	75,605,089	7,112,426
PF Mid-Cap Growth	29,476,799	454,996	36,375	6,950,886	2,359,361	(4,851,839)	20,524,806	2,886,752
PF Mid-Cap Value	—	84,039,733	417,525	4,033,682	(222,640)	(2,227,313)	77,973,623	8,021,978
PF Small-Cap Growth	36,733,465	11,733,323	—	22,518,908	3,580,859	(9,499,672)	20,029,067	2,043,782
PF Small-Cap Value	63,308,583	26,543,448	122,548	5,293,008	153,457	(1,967,331)	82,867,697	8,172,357
PF Emerging Markets	45,297,817	35,445,816	515,509	20,811,714	(2,480,822)	(5,339,026)	52,627,580	4,352,984
PF International Large-Cap	80,538,988	46,553,473	981,538	18,176,390	1,617,669	(12,724,666)	98,790,612	5,919,150
PF International Small-Cap	47,313,934	840,284	1,301,449	5,839,315	903,106	(1,964,354)	42,555,104	4,143,632
PF International Value	52,792,009	12,129,964	794,380	9,806,802	47,007	(6,871,016)	49,085,542	5,878,508
PF Real Estate	22,561,435	8,022,199	426,500	1,889,303	1,905,248	(1,034,152)	29,991,927	1,875,668
PF Absolute Return	—	17,794,345	126,612	9,194,948	(182,382)	(761,223)	7,782,404	855,209
PF Currency Strategies	54,919,006	1,359,798	952,430	10,836,068	(225,523)	(683,515)	45,486,128	4,665,244
PF Equity Long/Short	—	47,494,629	6,245,503	11,341,777	505,517	1,266,496	44,170,368	4,284,226
PF Global Absolute Return	45,908,693	98,797	1,920,290	24,174,357	187,685	(2,262,687)	21,678,421	2,398,055
PF Precious Metals (4)	14,369,611	605,150	—	15,684,796	(2,533,482)	3,243,517	—	—
	$1,157,876,266	$327,639,780	$20,884,164	$381,645,497	$57,826,914	($111,596,219)	$1,070,985,408

Pacific Funds Portfolio Optimization Aggressive-Growth
PF Managed Bond	$10,531,485	$212,370	$—	$10,641,420	$285,784	($388,219)	$—	—
PF Emerging Markets Debt	4,853,343	70,607	—	5,035,866	(373,013)	484,929	—	—
PF Comstock	25,000,795	2,470,335	548,557	4,974,669	2,369,955	(4,616,835)	20,798,138	1,522,558
PF Growth	13,420,882	1,444,419	64,140	2,458,369	716,880	(504,862)	12,683,090	673,916
PF Large-Cap Growth	20,226,335	1,985,529	—	5,626,225	2,387,803	(2,694,871)	16,278,571	1,761,750
PF Large-Cap Value	29,837,369	2,733,183	421,566	4,626,649	2,011,295	(2,812,510)	27,564,254	1,864,970
PF Main Street Core	30,273,022	2,865,848	332,350	9,761,374	4,963,565	(4,443,074)	24,230,337	1,992,626
PF Mid-Cap Equity	28,917,400	908,230	257,107	6,703,412	1,368,722	(2,647,579)	22,100,468	2,079,066
PF Mid-Cap Growth	11,857,662	691,958	13,995	3,686,748	989,473	(1,949,137)	7,917,203	1,113,531
PF Mid-Cap Value	—	29,343,920	145,026	1,710,669	(107,782)	(762,762)	26,907,733	2,768,285
PF Small-Cap Growth	14,069,404	1,391,987	—	4,749,222	2,042,687	(4,448,507)	8,306,349	847,587
PF Small-Cap Value	24,364,411	4,950,214	39,470	2,206,264	58,023	(700,116)	26,505,738	2,613,978
PF Emerging Markets	23,270,146	5,521,856	180,840	7,684,145	(1,101,905)	(1,699,901)	18,486,891	1,529,106
PF International Large-Cap	22,929,475	21,032,187	364,232	3,011,709	(369,911)	(4,096,742)	36,847,532	2,207,761
PF International Small-Cap	17,097,278	778,704	483,886	2,180,448	268,889	(697,969)	15,750,340	1,533,626
PF International Value	13,951,960	8,235,250	290,670	1,603,741	(222,384)	(2,582,976)	18,068,779	2,163,926
PF Real Estate	10,379,767	2,400,008	175,721	1,031,157	758,010	(443,920)	12,238,429	765,380
PF Absolute Return	—	1,745,590	—	1,714,475	(31,115)	—	—	—
PF Currency Strategies	17,300,088	603,709	140,134	11,082,590	(249,786)	(77,894)	6,633,661	680,375
PF Equity Long/Short	—	14,021,089	1,576,447	5,096,494	233,993	318,133	11,053,168	1,072,082
PF Global Absolute Return	13,506,118	92,499	282,490	10,454,409	109,602	(378,080)	3,158,220	349,361
PF Precious Metals (4)	7,414,919	271,756	—	8,054,065	(1,333,218)	1,700,608	—	—
	$339,201,859	$103,771,248	$5,316,631	$114,094,120	$14,775,567	($33,442,284)	$315,528,901

Pacific Funds Diversified Alternatives
PF Inflation Managed	$322,386	$54,346	$—	$209,695	($5,308)	$5,271	$167,000	19,129
Pacific Funds Floating Rate Income	691,239	302,215	20,217	434,287	(12,530)	1,533	568,387	58,177
PF Emerging Markets Debt	781,749	256,687	538	499,349	(35,489)	69,882	574,018	62,803
PF Emerging Markets	585,662	512,104	3,865	650,359	(79,961)	64,078	435,389	36,012
PF International Small-Cap	—	471,570	8,834	122,653	(6,668)	(23,344)	327,739	31,912
PF Real Estate	360,686	181,336	4,068	240,939	19,759	(14,728)	310,182	19,398
PF Absolute Return	—	924,163	9,432	224,865	(6,743)	(51,857)	650,130	71,443
PF Currency Strategies	1,390,230	562,513	23,650	689,343	(19,631)	(5,572)	1,261,847	129,420
PF Equity Long/Short	—	761,408	78,833	231,048	1,105	19,305	629,603	61,067
PF Global Absolute Return	1,476,711	594,780	106,819	693,869	(13,949)	(115,586)	1,354,906	149,879
PF Precious Metals (4)	166,805	935	—	175,993	(8,131)	16,384	—	—
	$5,775,468	$4,622,057	$256,256	$4,172,400	($167,546)	($34,634)	$6,279,201

(1)	Purchase cost excludes distributions received and reinvested, if any.
(2)	Distributions received include distributions from net investment income, if any, from the PF Underlying Funds, Pacific Funds Core Income, Pacific Funds Floating Rate Income, and/or Pacific Funds High Income.
(3)	Net realized gain (loss) includes distributions from capital gains, if any, from the PF Underlying Funds, Pacific Funds Core Income, Pacific Funds Floating Rate Income, and Pacific Funds High Income.
(4)	The PF Precious Metals Fund was liquidated on April 27, 2015.

D-15

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

As of March 31, 2016, Pacific Life owned the following percentages of the total shares outstanding (aggregate of all share classes) of each of the following Funds:

Fund	Ownership Percentage
Pacific Funds Limited Duration High Income	62.44%
Pacific Funds Diversified Alternatives	33.06%

D. INDEPENDENT TRUSTEES

The Trust pays each independent trustee of the Board retainer fees and specified amounts for various Board and committee services and for chairing those committees. The fees and expenses of the independent trustees of the Board are presented in the Statements of Operations. Each independent trustee of the Board is eligible to participate in the Trust’s Deferred Compensation Plan (the “Plan”). The Plan allows each independent trustee to voluntarily defer receipt of all or a percentage of fees, which otherwise would be payable for services performed. Amounts in the deferral account are obligations of each Fund at the time of such deferral and are payable in accordance with the Plan. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain Funds. An independent trustee who defers compensation has the option to select credit rate options that track the performance, at NAV without a sales load, of Class A shares of the Portfolio Optimization Funds, Pacific Funds Short Duration Income, Pacific Funds Core Income, Pacific Funds Strategic Income, Pacific Funds Floating Rate Income, Pacific Funds Limited Duration High Income, Pacific Funds High Income, and/or Pacific Funds Diversified Alternatives, and/or Class P shares of the PF Underlying Funds. The obligation of each Fund under the Plan (the “DCP Liability”) is recorded as a liability (accrued trustees’ fees and expenses and deferred compensation). Accordingly, the market value appreciation or depreciation on a Fund’s DCP Liability account will cause the expenses of that Fund to increase or decrease due to market fluctuation. The change in net unrealized appreciation or depreciation on a Fund’s DCP Liability account is recorded as an increase or decrease to expenses (trustees’ fees and expenses). For the year ended March 31, 2016, such expenses decreased by $210 for all applicable Funds presented in these financial statements as a result of the market value depreciation on such accounts. As of March 31, 2016, the total amount in the DCP Liability accounts for all applicable Funds presented in these financial statements was $15,806.

E. OFFICERS OF THE TRUST

None of the officers of the Trust received compensation from the Trust.

F. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of performance of their duties to the Trust. In addition, the Trust entered into an agreement with each of the trustees which provides that the Trust will indemnify and hold harmless each trustee against any expenses actually and reasonably incurred by any trustee in any proceeding arising out of or in connection with the trustee’s services to the Trust, to the fullest extent permitted by the Trust’s Declaration of Trust and By-Laws, the general trust law of the State of Delaware, the Securities Act of 1933, and the 1940 Act, each as now or hereinafter in force. In the normal course of business, the Trust enters into contracts with service providers and others that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements and agreements is dependent on future claims that may be made against the Trust and/or the trustees and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

8. UNFUNDED SENIOR LOAN COMMITMENTS

Unfunded loan commitments on senior loan participations and assignments (see Note 4), if any, are marked to market daily and valued according to the Trust’s valuation policies and procedures. Any outstanding unfunded loan commitments are presented in the Notes to Schedules of Investments section of each applicable Fund’s Schedule of Investments. Any applicable net unrealized appreciation or depreciation at the end of the reporting period is recorded as an asset (unfunded loan commitment appreciation) or a liability (unfunded loan commitment depreciation) and any change in net unrealized appreciation or depreciation for the reporting period is recorded as a change in net unrealized appreciation or depreciation on unfunded loan commitment. As of March 31, 2016, no unfunded loan commitments were held by any Funds presented in these financial statements.

9. COMMITTED LINE OF CREDIT

The Trust has an unsecured $75,000,000 committed revolving line of credit agreement with The Bank of New York Mellon (the “Bank”), which is renewed annually. The committed line of credit applies to Pacific Funds Floating Rate Income only. The interest rate on borrowing is the higher of the Federal funds effective rate or the overnight Eurodollar rate, plus 1.20%. Pacific Funds Floating Rate Income pays the Bank a commitment fee equal to 0.18% per annum on the daily unused portion of the committed line up to a maximum of $135,000. As of March 31, 2016, the actual interest rate on borrowing by the Trust was 1.58%. The commitment fees and interest incurred by Pacific Funds Floating Rate Income are recorded as an expense. For the year ended March 31, 2016, Pacific Funds Floating Rate Income had no loans outstanding in connection with this line of credit.

D-16

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

10. PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments (excluding short-term investments) for the year or period ended March 31, 2016, are summarized in the following table:

	U.S. Government Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
Pacific Funds Portfolio Optimization Conservative	$—	$—	$165,901,266	$182,287,016
Pacific Funds Portfolio Optimization Moderate-Conservative	—	—	191,622,683	196,741,732
Pacific Funds Portfolio Optimization Moderate	—	—	561,288,364	569,056,399
Pacific Funds Portfolio Optimization Growth	—	—	400,096,530	381,645,497
Pacific Funds Portfolio Optimization Aggressive-Growth	—	—	125,570,329	114,094,120
Pacific Funds Diversified Alternatives	—	—	4,892,063	4,172,400
Pacific Funds Short Duration Income	8,506,582	—	166,005,510	68,950,353
Pacific Funds Core Income	62,752,422	49,558,232	407,434,011	405,408,969
Pacific Funds Strategic Income	—	—	252,463,727	187,736,979
Pacific Funds Floating Rate Income	—	—	705,593,477	757,967,039
Pacific Funds Limited Duration High Income	—	—	16,626,421	18,813,252
Pacific Funds High Income	—	—	150,471,805	64,812,793
Pacific Funds Large-Cap (1)	—	—	2,316,395	776,379
Pacific Funds Large-Cap Value (1)	—	—	2,243,672	554,471
Pacific Funds Small/Mid-Cap (1)	—	—	6,660,218	260,538
Pacific Funds Small-Cap (1)	—	—	700,570	181,708
Pacific Funds Small-Cap Value (1)	—	—	877,777	149,999
Pacific Funds Small-Cap Growth (1)	—	—	584,529	77,043

(1)	Because of the change in fiscal year end from November 30 to March 31 for the Fund, the cost of purchases and proceeds from sales of investments for the PF U.S. Equity Funds are shown for the period December 1, 2015 to March 31, 2016, which reflects the change in fiscal year end for the Fund upon the reorganization (see Note 1 on page D-1).

11. FEDERAL INCOME TAX INFORMATION

Each Fund intends to qualify each year as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code (the “Code”). A Fund that qualifies as a RIC does not have to pay income tax as long as it distributes sufficient taxable income and net capital gains. Each Fund declared and paid sufficient dividends on net investment income and capital gains distributions during the year or period ended March 31, 2016, to qualify as a RIC and is not required to pay Federal income tax under the Code. Accordingly, no provision for Federal income taxes is required in the financial statements. Required distributions are based on net investment income and net realized gains determined in accordance with income tax regulations, which may differ from U.S. GAAP for financial reporting purposes. These differences are primarily due to differing treatments for short-term capital gain distributions received, late year ordinary and post-October capital losses, capital loss carryforwards, and losses deferred due to wash sales. Permanent book and tax differences relating to shareholder distributions will result in reclassifications of capital accounts. In addition, the year in which amounts are distributed may differ from the year in which the net investment income is earned and the net gains are realized by each Fund.

The following table shows the accumulated capital losses and components of distributable earnings on a tax basis, and late year ordinary losses and post-October capital losses deferred, if any, for tax purposes as of March 31, 2016:

		Distributable Earnings		Late-Year Ordinary and Post-October Losses Deferrals
Fund	Accumulated Capital Losses	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Late-Year Ordinary Losses	Short-Term Capital Losses	Long-Term Capital Losses	Total
Pacific Funds Portfolio Optimization Conservative	$—	$—	$4,462,849	$397,368	$34,888	$—	$432,256
Pacific Funds Portfolio Optimization Moderate-Conservative	—	—	11,434,100	849,355	—	—	849,355
Pacific Funds Portfolio Optimization Moderate	—	—	49,691,999	2,590,025	—	—	2,590,025
Pacific Funds Portfolio Optimization Growth	—	—	46,720,893	2,163,031	1,815,592	—	3,978,623
Pacific Funds Portfolio Optimization Aggressive-Growth	—	—	14,352,367	655,972	—	—	655,972
Pacific Funds Diversified Alternatives	(99,352)	—	—	1,315	—	—	1,315
Pacific Funds Short Duration Income	(3,257,988)	62,679	—	—	—	—	—
Pacific Funds Core Income	(22,936,324)	374,103	—	—	—	—	—
Pacific Funds Strategic Income	(10,502,568)	190,962	—	—	—	—	—
Pacific Funds Floating Rate Income	(50,433,166)	322,790	—	—	—	—	—
Pacific Funds Limited Duration High Income	(3,485,277)	11,331	—	—	—	—	—
Pacific Funds High Income	(7,048,170)	1,273	—	28,012	—	—	28,012
Pacific Funds Large-Cap	(114,257)	—	—	—	—	—	—
Pacific Funds Large-Cap Value	(6,611)	5,447	—	—	—	—	—
Pacific Funds Small/Mid-Cap	(5,137)	5,447	—	—	—	—	—
Pacific Funds Small-Cap	(11,176)	4,922	—	—	—	—	—
Pacific Funds Small-Cap Value	(16,244)	4,467	—	—	—	—	—
Pacific Funds Small-Cap Growth	(23,507)	3,309	—	—	—	—	—

D-17

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Accumulated capital losses represent net capital loss carryovers as of March 31, 2016 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. The following table shows the amounts of capital loss carryover, if any, by each of the applicable Funds as of March 31, 2016 and capital loss carryover from prior years utilized during the year or period ended March 31, 2016:

	Unlimited Period of Net		Accumulated Capital Loss Carryover	Capital Loss Carryover Utilized During the Year Ended March 31, 2016
	Capital Loss Carryover
Fund	Short Term	Long Term
Pacific Funds Diversified Alternatives	($85,633)	($13,719)	($99,352)	$—
Pacific Funds Short Duration Income	(287,569)	(2,970,419)	(3,257,988)	—
Pacific Funds Core Income	(5,819,104)	(17,117,220)	(22,936,324)	—
Pacific Funds Strategic Income	(3,184,103)	(7,318,465)	(10,502,568)	—
Pacific Funds Floating Rate Income	(8,464,831)	(41,968,335)	(50,433,166)	—
Pacific Funds Limited Duration High Income	(322,042)	(3,163,235)	(3,485,277)	—
Pacific Funds High Income	(4,882,353)	(2,165,817)	(7,048,170)	—
Pacific Funds Large-Cap	(107,134)	(7,123)	(114,257)	—
Pacific Funds Large-Cap Value	—	(6,611)	(6,611)	2,731
Pacific Funds Small/Mid-Cap	(747)	(4,390)	(5,137)	—
Pacific Funds Small-Cap	(8,658)	(2,518)	(11,176)	—
Pacific Funds Small-Cap Value	(8,039)	(8,205)	(16,244)	—
Pacific Funds Small-Cap Growth	(8,557)	(14,950)	(23,507)	—

The aggregate cost of investments and the composition of unrealized appreciation and depreciation on investments for Federal income tax purposes as of March 31, 2016, were as follows:

Fund	Total Cost of Investments on Tax Basis (1)	Gross Unrealized Appreciation on Investments	Gross Unrealized Depreciation on Investments	Net Unrealized Appreciation (Depreciation) on Investments
Pacific Funds Portfolio Optimization Conservative	$374,902,245	$22,418,657	($20,117,931)	$2,300,726
Pacific Funds Portfolio Optimization Moderate-Conservative	518,046,527	41,020,350	(23,875,661)	17,144,689
Pacific Funds Portfolio Optimization Moderate	1,427,526,052	144,861,354	(55,249,638)	89,611,716
Pacific Funds Portfolio Optimization Growth	990,486,958	123,787,217	(43,275,570)	80,511,647
Pacific Funds Portfolio Optimization Aggressive-Growth	285,111,243	49,832,359	(19,410,776)	30,421,583
Pacific Funds Diversified Alternatives	6,510,918	94,999	(326,716)	(231,717)
Pacific Funds Short Duration Income	245,787,996	1,979,394	(607,873)	1,371,521
Pacific Funds Core Income	600,842,823	13,126,670	(5,401,376)	7,725,294
Pacific Funds Strategic Income	220,335,562	3,070,389	(13,203,687)	(10,133,298)
Pacific Funds Floating Rate Income	703,314,680	2,573,412	(11,379,575)	(8,806,163)
Pacific Funds Limited Duration High Income	34,142,812	214,019	(1,379,553)	(1,165,534)
Pacific Funds High Income	137,565,331	1,434,573	(10,920,472)	(9,485,899)
Pacific Funds Large-Cap	4,240,929	205,472	(142,707)	62,765
Pacific Funds Large-Cap Value	2,396,338	128,019	(40,381)	87,638
Pacific Funds Small/Mid-Cap	7,330,948	419,015	(119,569)	299,446
Pacific Funds Small-Cap	1,058,714	81,692	(55,980)	25,712
Pacific Funds Small-Cap Value	1,642,939	95,992	(64,669)	31,323
Pacific Funds Small-Cap Growth	1,716,601	119,888	(114,304)	5,584

(1)	The difference between the total cost of investments on tax basis and investments, at cost, as presented in the Statements of Assets and Liabilities is primarily due to wash sale loss deferrals.

Each Fund recognizes the financial statement effects of a tax position taken or expected to be taken in a tax return when it is more likely than not, based on the technical merits, that the position will be sustained upon examination by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax liability for unrecognized tax benefits with a corresponding income tax expense. Management has analyzed all open tax years, as defined by the statute of limitations, for all major jurisdictions and has determined that no provision for income tax is required in the financial statements. Each Fund remains subject to examination by Federal and State tax authorities for the returns filed for tax years ended as of and after March 31, 2012.

D-18

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

12. TAX CHARACTER OF DISTRIBUTIONS

The tax character of income and capital gains distributions to shareholders during the year or period ended March 31, 2016 and 2015, were as follows:

	For the Year or Period Ended March 31, 2016				For the Year or Period Ended March 31, 2015
Fund	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total Distributions	Ordinary Income	Long-Term Capital Gains	Total Distributions
Pacific Funds Portfolio Optimization Conservative	$8,600,105	$3,692,820	$—	$12,292,925	$7,338,787	$9,527,590	$16,866,377
Pacific Funds Portfolio Optimization Moderate-Conservative	12,100,111	15,556,707	—	27,656,818	10,004,845	9,025,060	19,029,905
Pacific Funds Portfolio Optimization Moderate	28,900,129	66,412,632	—	95,312,761	31,993,315	21,610,601	53,603,916
Pacific Funds Portfolio Optimization Growth	17,018,783	63,398,864	—	80,417,647	20,924,761	—	20,924,761
Pacific Funds Portfolio Optimization Aggressive-Growth	5,050,105	3,973,614	—	9,023,719	5,577,616	—	5,577,616
Pacific Funds Diversified Alternatives	215,205	17,498	—	232,703	163,758	403	164,161
Pacific Funds Short Duration Income	2,772,117	—	—	2,772,117	2,221,977	140,319	2,362,296
Pacific Funds Core Income	17,888,580	—	—	17,888,580	13,788,833	—	13,788,833
Pacific Funds Strategic Income	8,892,313	—	—	8,892,313	6,132,667	586,980	6,719,647
Pacific Funds Floating Rate Income	28,249,565	—	—	28,249,565	42,313,767	257,129	42,570,896
Pacific Funds Limited Duration High Income	1,665,149	—	—	1,665,149	1,942,957	—	1,942,957
Pacific Funds High Income	6,452,996	—	—	6,452,996	1,787,150	260,279	2,047,429
Pacific Funds Large-Cap (1)	39,907	—	3,105	43,012
Pacific Funds Large-Cap Value (1)	13,490	—	—	13,490
Pacific Funds Small/Mid-Cap (1)	4,091	145	—	4,236
Pacific Funds Small-Cap (1)	2,814	—	—	2,814
Pacific Funds Small-Cap Value (1)	15,144	211	—	15,355

(1)	Because of the change in fiscal year end from November 30 to March 31 for the Fund, the tax character of income and capital gains distributions to shareholders for the PF U.S. Equity Funds are shown for the period from December 1, 2015 to March 31, 2016, which reflects the change in fiscal year end for the Fund upon the reorganization (see Note 1 on page D-1). There were no distributions for the U.S. Equity Funds for the period from December 31, 2014 through November 30, 2015.

13. RECLASSIFICATION OF ACCOUNTS

During the year ended March 31, 2016, reclassifications as shown in the following table have been made in each Fund’s capital accounts to report these balances on a tax basis, excluding certain temporary differences, as of March 31, 2016. Additional adjustments may be required in subsequent reporting periods. These reclassifications, which have no impact on the NAV of the Funds, are primarily attributable to non-deductible expenses, swap income, redesignation of dividends paid, and short-term capital gains received under Federal tax rules versus U.S. GAAP. The calculation of net investment income per share in the financial highlights excludes these adjustments.

Fund	Paid-In Capital	Undistributed/ Accumulated Net Investment Income (Loss)	Undistributed/ Accumulated Net Realized Gain (Loss)
Pacific Funds Portfolio Optimization Conservative	$—	$2,660,095	($2,660,095)
Pacific Funds Portfolio Optimization Moderate-Conservative	—	3,178,564	(3,178,564)
Pacific Funds Portfolio Optimization Moderate	—	6,219,612	(6,219,612)
Pacific Funds Portfolio Optimization Growth	—	3,741,942	(3,741,942)
Pacific Funds Portfolio Optimization Aggressive-Growth	—	695,481	(695,481)
Pacific Funds Diversified Alternatives	—	3,354	(3,354)
Pacific Funds Strategic Income	—	5,963	(5,963)
Pacific Funds Limited Duration High Income	(6,198)	6,198	—
Pacific Funds High Income	—	(616,040)	616,040
Pacific Funds Large-Cap	(5,533)	5,533	—
Pacific Funds Large-Cap Value	(5,533)	5,533	—
Pacific Funds Small/Mid-Cap	(5,533)	5,533	—
Pacific Funds Small-Cap	(5,533)	5,533	—
Pacific Funds Small-Cap Value	(5,533)	5,532	1
Pacific Funds Small-Cap Growth	(5,533)	5,533	—

D-19

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

14. SHARES OF BENEFICIAL INTEREST

Each Fund is authorized to issue an unlimited number of shares of beneficial interest with no par value. Changes in shares of beneficial interest of each Fund for the year or period ended March 31, 2016 and 2015, were as follows:

	Pacific Funds Portfolio Optimization Conservative		Pacific Funds Portfolio Optimization Moderate-Conservative		Pacific Funds Portfolio Optimization Moderate		Pacific Funds Portfolio Optimization Growth
	Year Ended 3/31/2016	Year Ended 3/31/2015	Year Ended 3/31/2016	Year Ended 3/31/2015	Year Ended 3/31/2016	Year Ended 3/31/2015	Year Ended 3/31/2016	Year Ended 3/31/2015
CAPITAL SHARE TRANSACTIONS
Class A
Shares sold	3,633,577	3,466,839	3,922,430	4,511,260	8,525,601	11,346,310	5,737,542	7,344,971
Dividends and distribution reinvested	491,817	622,256	1,140,832	757,388	3,756,608	2,098,409	3,056,609	840,587
Shares repurchased	(4,718,950)	(5,817,823)	(5,256,201)	(5,328,482)	(12,359,512)	(12,205,209)	(6,877,332)	(6,259,190)
Net increase (decrease)	(593,556)	(1,728,728)	(192,939)	(59,834)	(77,303)	1,239,510	1,916,819	1,926,368
Beginning shares outstanding	15,146,271	16,874,999	21,958,536	22,018,370	59,503,625	58,264,115	39,600,947	37,674,579
Ending shares outstanding	14,552,715	15,146,271	21,765,597	21,958,536	59,426,322	59,503,625	41,517,766	39,600,947
Class B
Shares sold	655,456	472,427	543,586	464,335	1,166,266	1,304,004	687,285	891,716
Dividends and distribution reinvested	93,093	118,848	190,754	121,983	639,633	319,592	520,286	110,190
Shares repurchased	(961,807)	(670,159)	(733,734)	(706,515)	(2,045,097)	(1,543,812)	(1,533,018)	(1,347,223)
Net increase (decrease)	(213,258)	(78,884)	606	(120,197)	(239,198)	79,784	(325,447)	(345,317)
Beginning shares outstanding	3,436,883	3,515,767	4,110,368	4,230,565	11,344,118	11,264,334	7,829,390	8,174,707
Ending shares outstanding	3,223,625	3,436,883	4,110,974	4,110,368	11,104,920	11,344,118	7,503,943	7,829,390
Class C
Shares sold	3,628,313	3,788,707	2,962,178	3,870,804	6,246,680	8,169,466	3,497,011	4,516,157
Dividends and distribution reinvested	487,227	627,274	890,155	566,755	2,455,140	1,182,463	1,855,250	377,665
Shares repurchased	(4,912,299)	(5,377,695)	(4,046,632)	(3,593,542)	(8,273,695)	(7,439,579)	(4,550,331)	(4,363,712)
Net increase (decrease)	(796,759)	(961,714)	(194,299)	844,017	428,125	1,912,350	801,930	530,110
Beginning shares outstanding	17,377,797	18,339,511	19,334,445	18,490,428	42,739,143	40,826,793	26,263,498	25,733,388
Ending shares outstanding	16,581,038	17,377,797	19,140,146	19,334,445	43,167,268	42,739,143	27,065,428	26,263,498
Class R
Shares sold	180,040	248,444	114,189	194,385	575,996	513,876	277,763	388,812
Dividends and distribution reinvested	31,188	45,682	26,152	18,454	109,181	64,834	98,983	27,523
Shares repurchased	(313,416)	(225,527)	(194,816)	(227,585)	(705,440)	(863,813)	(435,562)	(401,135)
Net increase (decrease)	(102,188)	68,599	(54,475)	(14,746)	(20,263)	(285,103)	(58,816)	15,200
Beginning shares outstanding	1,059,101	990,502	547,818	562,564	1,981,585	2,266,688	1,395,676	1,380,476
Ending shares outstanding	956,913	1,059,101	493,343	547,818	1,961,322	1,981,585	1,336,860	1,395,676
Advisor Class
Shares sold	148,874	734,195	179,522	414,065	623,594	1,307,013	735,080	602,354
Dividends and distribution reinvested	9,972	22,922	18,320	11,994	87,961	53,648	65,360	9,189
Shares repurchased	(392,461)	(398,554)	(222,826)	(216,504)	(727,487)	(1,244,886)	(584,241)	(295,816)
Net increase (decrease)	(233,615)	358,563	(24,984)	209,555	(15,932)	115,775	216,199	315,727
Beginning shares outstanding	700,990	342,427	441,084	231,529	1,542,047	1,426,272	662,319	346,592
Ending shares outstanding	467,375	700,990	416,100	441,084	1,526,115	1,542,047	878,518	662,319

D-20

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	Pacific Funds Portfolio Optimization Aggressive-Growth		Pacific Funds Diversified Alternatives		Pacific Funds Short Duration Income		Pacific Funds Core Income (1)
	Year Ended 3/31/2016	Year Ended 3/31/2015	Year Ended 3/31/2016	Year Ended 3/31/2015	Year Ended 3/31/2016	Year Ended 3/31/2015	Year Ended 3/31/2016	Year Ended 3/31/2015
CAPITAL SHARE TRANSACTIONS
Class A
Shares sold	1,921,981	2,201,261	210,477	157,611	5,082,145	3,918,230	6,848,241	7,322,424
Dividends and distribution reinvested	348,261	216,733	6,764	3,341	75,644	86,530	550,455	524,939
Shares repurchased	(1,828,161)	(1,867,373)	(38,035)	(15,416)	(3,064,452)	(5,061,616)	(8,857,927)	(8,341,806)
Net increase (decrease)	442,081	550,621	179,206	145,536	2,093,337	(1,056,856)	(1,459,231)	(494,443)
Beginning shares outstanding	11,180,714	10,630,093	146,536	1,000	4,678,679	5,735,535	20,239,885	20,734,328
Ending shares outstanding	11,622,795	11,180,714	325,742	146,536	6,772,016	4,678,679	18,780,654	20,239,885
Class B
Shares sold	292,021	276,076
Dividends and distribution reinvested	49,222	29,761
Shares repurchased	(562,213)	(526,825)
Net increase (decrease)	(220,970)	(220,988)
Beginning shares outstanding	2,302,140	2,523,128
Ending shares outstanding	2,081,170	2,302,140
Class C
Shares sold	1,388,768	1,957,244	28,836	87,119	2,410,872	1,766,299	2,910,285	8,301,714
Dividends and distribution reinvested	158,652	89,177	1,586	1,296	29,747	34,464	322,200	281,557
Shares repurchased	(1,657,897)	(1,780,108)	(17,468)	(33,165)	(1,165,417)	(1,036,872)	(6,826,299)	(3,062,232)
Net increase (decrease)	(110,477)	266,313	12,954	55,250	1,275,202	763,891	(3,593,814)	5,521,039
Beginning shares outstanding	7,089,451	6,823,138	56,250	1,000	3,039,333	2,275,442	17,049,183	11,528,144
Ending shares outstanding	6,978,974	7,089,451	69,204	56,250	4,314,535	3,039,333	13,455,369	17,049,183
Class I
Shares sold					78,942	105,386	117,545	325,300
Dividends and distribution reinvested					3,160	2,418	11,782	6,319
Shares repurchased					(62,572)	(55,548)	(139,080)	(90,359)
Net increase (decrease)					19,530	52,256	(9,753)	241,260
Beginning shares outstanding					145,895	93,639	352,452	111,192
Ending shares outstanding					165,425	145,895	342,699	352,452
Class P
Shares sold							1,640,627
Dividends and distribution reinvested							45,678
Shares repurchased							(164,755)
Net increase (decrease)							1,521,550
Beginning shares outstanding							—
Ending shares outstanding							1,521,550
Class R
Shares sold	120,259	161,755
Dividends and distribution reinvested	14,473	9,683
Shares repurchased	(217,758)	(145,571)
Net increase (decrease)	(83,026)	25,867
Beginning shares outstanding	564,057	538,190
Ending shares outstanding	481,031	564,057
Advisor Class
Shares sold	341,548	290,948	37,578	221,961	11,770,870	9,479,480	15,561,364	18,154,740
Dividends and distribution reinvested	19,234	7,247	11,170	11,619	126,478	76,163	523,393	338,574
Shares repurchased	(315,435)	(67,997)	(168,703)	(55,043)	(4,268,163)	(5,484,758)	(12,543,745)	(4,700,822)
Net increase (decrease)	45,347	230,198	(119,955)	178,537	7,629,185	4,070,885	3,541,012	13,792,492
Beginning shares outstanding	408,691	178,493	376,537	198,000	4,987,783	916,898	20,296,488	6,503,996
Ending shares outstanding	454,038	408,691	256,582	376,537	12,616,968	4,987,783	23,837,500	20,296,488

D-21

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	Pacific Funds Strategic Income		Pacific Funds Floating Rate Income		Pacific Funds Limited Duration High Income		Pacific Funds High Income (1)
	Year Ended 3/31/2016	Year Ended 3/31/2015	Year Ended 3/31/2016	Year Ended 3/31/2015	Year Ended 3/31/2016	Year Ended 3/31/2015	Year Ended 3/31/2016	Year Ended 3/31/2015
CAPITAL SHARE TRANSACTIONS
Class A
Shares sold	2,992,625	3,534,856	5,817,413	8,110,113	497,063	405,840	1,355,959	458,964
Dividends and distribution reinvested	220,166	208,390	764,716	1,150,085	30,499	42,690	34,332	41,249
Shares repurchased	(2,795,296)	(2,367,604)	(8,313,361)	(23,664,874)	(419,721)	(558,876)	(851,898)	(511,372)
Net increase (decrease)	417,495	1,375,642	(1,731,232)	(14,404,676)	107,841	(110,346)	538,393	(11,159)
Beginning shares outstanding	4,758,815	3,383,173	21,345,550	35,750,226	738,720	849,066	562,927	574,086
Ending shares outstanding	5,176,310	4,758,815	19,614,318	21,345,550	846,561	738,720	1,101,320	562,927
Class C
Shares sold	1,690,276	2,496,412	3,567,173	5,548,363	105,316	256,137	98,726	191,835
Dividends and distribution reinvested	141,648	139,977	501,282	689,369	13,419	15,995	17,382	29,261
Shares repurchased	(1,419,233)	(756,671)	(5,374,260)	(8,792,080)	(150,146)	(129,219)	(175,000)	(171,371)
Net increase (decrease)	412,691	1,879,718	(1,305,805)	(2,554,348)	(31,411)	142,913	(58,892)	49,725
Beginning shares outstanding	3,976,280	2,096,562	17,866,268	20,420,616	382,326	239,413	517,586	467,861
Ending shares outstanding	4,388,971	3,976,280	16,560,463	17,866,268	350,915	382,326	458,694	517,586
Class I
Shares sold	32,262	38,888	3,075,593	9,568,161	3,064	1,764	1,035	842
Dividends and distribution reinvested	5,416	8,031	400,965	516,742	111,810	117,558	942	48,549
Shares repurchased	(72,334)	(68,999)	(2,831,035)	(10,493,871)	(4,047)	(11,785)	(18,913)	(878,631)
Net increase (decrease)	(34,656)	(22,080)	645,523	(408,968)	110,827	107,537	(16,936)	(829,240)
Beginning shares outstanding	129,145	151,225	8,768,481	9,177,449	2,283,057	2,175,520	23,164	852,404
Ending shares outstanding	94,489	129,145	9,414,004	8,768,481	2,393,884	2,283,057	6,228	23,164
Class P
Shares sold			30,716	50,628			10,233,579	3,744,725
Dividends and distribution reinvested			2,046	2,348			593,136	42,964
Shares repurchased			(43,092)	(8,145)			(2,390,465)	(45,390)
Net increase (decrease)			(10,330)	44,831			8,436,250	3,742,299
Beginning shares outstanding			68,507	23,676			3,742,299	—
Ending shares outstanding			58,177	68,507			12,178,549	3,742,299
Advisor Class
Shares sold	11,745,239	8,799,280	10,921,186	19,718,929	382,323	495,955	92,191	784,324
Dividends and distribution reinvested	432,539	193,732	961,149	1,335,612	21,960	15,223	12,874	24,534
Shares repurchased	(6,880,766)	(3,666,388)	(14,982,811)	(29,226,022)	(772,008)	(102,640)	(291,615)	(718,744)
Net increase (decrease)	5,297,012	5,326,624	(3,100,476)	(8,171,481)	(367,725)	408,538	(186,550)	90,114
Beginning shares outstanding	6,156,898	830,274	26,744,813	34,916,294	590,732	182,194	363,028	272,914
Ending shares outstanding	11,453,910	6,156,898	23,644,337	26,744,813	223,007	590,732	176,478	363,028

D-22

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	Pacific Funds Large-Cap (1), (2)		Pacific Funds Large-Cap Value (1), (2)		Pacific Funds Small/Mid-Cap (1), (2)		Pacific Funds Small-Cap (1), (2)
	Period Ended 3/31/2016	Period Ended 11/30/2015	Period Ended 3/31/2016	Period Ended 11/30/2015	Period Ended 3/31/2016	Period Ended 11/30/2015	Period Ended 3/31/2016	Period Ended 11/30/2015
CAPITAL SHARE TRANSACTIONS
Class A
Shares sold	68,623		52,739		229,396		33,428
Dividends and distribution reinvested	—		—		—		—
Shares repurchased	(11,639)		—		(2,311)		—
Net increase (decrease)	56,984		52,739		227,085		33,428
Beginning shares outstanding	—		—		—		—
Ending shares outstanding	56,984		52,739		227,085		33,428
Class C
Shares sold	54,726		50,780		58,641		13,453
Dividends and distribution reinvested	—		—		—		—
Shares repurchased	(311)		(316)		(5,423)		—
Net increase (decrease)	54,415		50,464		53,218		13,453
Beginning shares outstanding	—		—		—		—
Ending shares outstanding	54,415		50,464		53,218		13,453
Advisor Class
Shares sold	58,314		82,103		198,112		18,179
Dividends and distribution reinvested	—		—		—		—
Shares repurchased	—		—		(30)		(2,365)
Net increase (decrease)	58,314		82,103		198,082		15,814
Beginning shares outstanding	—		—		—		—
Ending shares outstanding	58,314		82,103		198,082		15,814
Investor Class
Shares sold	6,203	63,215	2,948	50,000	230,581		1,886
Dividends and distribution reinvested	978	—	1,395	—	—		—
Shares repurchased	—	(490)	—	—	—		—
Net increase (decrease)	7,181	62,725	4,343	50,000	230,581		1,886
Beginning shares outstanding	62,725	—	50,000	—	—		—
Ending shares outstanding	69,906	62,725	54,343	50,000	230,581		1,886
Institutional Class
Shares sold	3,335	188,368	22,212		21,244	50,000	1,099	50,000
Dividends and distribution reinvested	3,385	—	—		417	—	281	—
Shares repurchased	—	(595)	—		—	—	—	—
Net increase (decrease)	6,720	187,773	22,212		21,661	50,000	1,380	50,000
Beginning shares outstanding	187,773	—	—		50,000	—	50,000	—
Ending shares outstanding	194,493	187,773	22,212		71,661	50,000	51,380	50,000

D-23

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	Pacific Funds Small-Cap Value (1), (2)		Pacific Funds Small-Cap Growth (1), (2)
	Period Ended 3/31/2016	Period Ended 11/30/2015	Period Ended 3/31/2016	Period Ended 11/30/2015
CAPITAL SHARE TRANSACTIONS
Class A
Shares sold	15,572		4,491
Dividends and distribution reinvested	—		—
Shares repurchased	—		—
Net increase (decrease)	15,572		4,491
Beginning shares outstanding	—		—
Ending shares outstanding	15,572		4,491
Class C
Shares sold	12,748		3,498
Dividends and distribution reinvested	—		—
Shares repurchased	—		—
Net increase (decrease)	12,748		3,498
Beginning shares outstanding	—		—
Ending shares outstanding	12,748		3,498
Advisor Class
Shares sold	27,567		24,297
Dividends and distribution reinvested	—		—
Shares repurchased	—		—
Net increase (decrease)	27,567		24,297
Beginning shares outstanding	—		—
Ending shares outstanding	27,567		24,297
Investor Class
Shares sold	6,278		1,078	100,433
Dividends and distribution reinvested	—		—	—
Shares repurchased	—		—	—
Net increase (decrease)	6,278		1,078	100,433
Beginning shares outstanding	—		100,433	—
Ending shares outstanding	6,278		101,511	100,433
Institutional Class
Shares sold	46,852	70,356	42,681
Dividends and distribution reinvested	1,593	—	—
Shares repurchased	(38)	(763)	—
Net increase (decrease)	48,407	69,593	42,681
Beginning shares outstanding	69,593	—	—
Ending shares outstanding	118,000	69,593	42,681

(1)	See footnote (1) in Financial Highlights from pages C-14 through C-21 for the commencement date of operations of each share class.
(2)	Because of the change in fiscal year end from November 30 to March 31 for the Fund, the following periods are shown for the Fund: (i) the period from December 31, 2014 through November 30, 2015, which reflects the fiscal year end for the Predecessor Fund prior to the reorganization and (ii) the period from December 1, 2015 through March 31, 2016, which reflects the change in fiscal year end for the Fund upon the reorganization (see Note 1 on page D-1).

D-24

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of

Pacific Funds Series Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Pacific FundsSM Portfolio Optimization Conservative, Pacific FundsSM Portfolio Optimization Moderate-Conservative, Pacific FundsSM Portfolio Optimization Moderate, Pacific FundsSM Portfolio Optimization Growth, Pacific FundsSM Portfolio Optimization Aggressive-Growth, Pacific FundsSM Diversified Alternatives, Pacific FundsSM Short Duration Income, Pacific FundsSM Core Income, Pacific FundsSM Strategic Income, Pacific FundsSM Floating Rate Income, Pacific FundsSM Limited Duration High Income, Pacific FundsSM High Income, Pacific FundsSM Large-Cap, Pacific FundsSM Large-Cap Value, Pacific FundsSM Small/Mid-Cap, Pacific FundsSM Small-Cap, Pacific FundsSM Small-Cap Value, and Pacific FundsSM Small-Cap Growth (collectively the “Funds”) (eighteen of forty-two funds comprising Pacific Funds Series Trust) as of March 31, 2016, the related statements of operations for the year then ended (as to Pacific FundsSM Large-Cap, Pacific FundsSM Large-Cap Value, Pacific FundsSM Small/Mid-Cap, Pacific FundsSM Small-Cap, Pacific FundsSM Small-Cap Value, and Pacific FundsSM Small-Cap Growth, for the period from December 1, 2015 through March 31, 2016), the statements of changes in net assets for each of the two years in the period then ended (as to Pacific FundsSM Large-Cap, Pacific FundsSM Large-Cap Value, Pacific FundsSM Small/Mid-Cap, Pacific FundsSM Small-Cap, Pacific FundsSM Small-Cap Value, and Pacific FundsSM Small-Cap Growth, for the period from December 1, 2015 through March 31, 2016), and the financial highlights for each of the periods presented (as to Pacific FundsSM Large-Cap, Pacific FundsSM Large-Cap Value, Pacific FundsSM Small/Mid-Cap, Pacific FundsSM Small-Cap, Pacific FundsSM Small-Cap Value, and Pacific FundsSM Small-Cap Growth, for the period from December 1, 2015 through March 31, 2016). These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial statements of the Pacific FundsSM Large-Cap (formerly Rothschild U.S. Large-Cap Core Fund), Pacific FundsSM Large-Cap Value (formerly Rothschild U.S. Large-Cap Value Fund), Pacific FundsSM Small/Mid-Cap (formerly Rothschild U.S. Small/Mid-Cap Core Fund), Pacific FundsSM Small-Cap (formerly Rothschild U.S. Small-Cap Core Fund), Pacific FundsSM Small-Cap Value (formerly Rothschild U.S. Small-Cap Value Fund), and Pacific FundsSM Small-Cap Growth (formerly Rothschild U.S. Small-Cap Growth Fund) for the period from December 31, 2014 (commencement of operations) through November 30, 2015 were audited by other auditors whose report, dated January 28, 2016, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of March 31, 2016, by correspondence with the custodian, agent banks, transfer agent, and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds as of March 31, 2016, and the results of their operations, the changes in their net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania

May 26, 2016

E-1

PACIFIC FUNDS

OTHER TAX INFORMATION

(Unaudited)

For corporate shareholders, the percentage of investment income (dividend income and short-term gains, if any) for each of the Funds that qualify for the dividends-received deductions for the year or period ended March 31, 2016 is as follows:

Fund	Percentage
Pacific Funds Portfolio Optimization Conservative	11.43%
Pacific Funds Portfolio Optimization Moderate-Conservative	13.87%
Pacific Funds Portfolio Optimization Moderate	21.07%
Pacific Funds Portfolio Optimization Growth	30.31%
Pacific Funds Portfolio Optimization Aggressive-Growth	42.78%
Pacific Funds Diversified Alternatives	0.08%
Pacific Funds Strategic Income	2.46%
Pacific Funds High Income	2.03%
Pacific Funds Large-Cap	53.01%
Pacific Funds Large-Cap Value	36.82%
Pacific Funds Small/Mid-Cap	26.28%
Pacific Funds Small-Cap	23.39%
Pacific Funds Small-Cap Value	14.28%

For the year or period ended March 31, 2016, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions made by the following Funds, the corresponding percentages represent the amount of each distribution which may qualify for the 15% dividend income tax rate.

Fund	Percentage
Pacific Funds Portfolio Optimization Conservative	18.20%
Pacific Funds Portfolio Optimization Moderate-Conservative	25.27%
Pacific Funds Portfolio Optimization Moderate	41.86%
Pacific Funds Portfolio Optimization Growth	62.43%
Pacific Funds Portfolio Optimization Aggressive-Growth	88.96%
Pacific Funds Diversified Alternatives	5.19%
Pacific Funds Strategic Income	0.88%
Pacific Funds High Income	0.68%
Pacific Funds Large-Cap	53.01%
Pacific Funds Large-Cap Value	36.70%
Pacific Funds Small/Mid-Cap	26.28%
Pacific Funds Small-Cap	23.73%
Pacific Funds Small-Cap Value	10.61%

Shareholders should not use the above tax information to prepare their tax returns. The information will be included with your Form 1099 DIV which will be sent to you separately in January 2017. The Funds intend to pass through the maximum allowable percentages to shareholders.

The following Funds designated the listed amounts as long-term capital gains distributions during the year or period ended March 31, 2016. Distributable long-term gains are based on net realized long-term gains determined on a tax basis and may differ from such amounts for financial reporting purposes.

Fund	Amount
Pacific Funds Portfolio Optimization Conservative	$4,462,949
Pacific Funds Portfolio Optimization Moderate-Conservative	15,556,707
Pacific Funds Portfolio Optimization Moderate	66,412,632
Pacific Funds Portfolio Optimization Growth	63,398,864
Pacific Funds Portfolio Optimization Aggressive-Growth	14,389,214
Pacific Funds Diversified Alternatives	17,498
Pacific Funds Small/Mid-Cap	145
Pacific Funds Small-Cap Value	211

PACIFIC FUNDS

DISCLOSURE OF FUND EXPENSES

(Unaudited)

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur two types of costs: (1) transactions costs such as initial sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, which include advisory fees, administration fees, distribution and/or service fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in each fund and to compare these costs with those of other mutual funds. The example is based on an investment of $1,000.00 made at the beginning of the period and held for the entire six-month period from October 1, 2015 to March 31, 2016.

ACTUAL EXPENSES

The first section of the table for each fund entitled “Actual Fund Return”, provides information about actual account values and actual expenses based on each fund’s actual performance and each fund’s actual expenses, after any applicable fee waivers and expense reimbursements (See Notes 6 and 7B in Notes to Financial Statements). The “Ending Account Value at 03/31/16” column shown is derived from the fund’s actual performance; the “Annualized Expense Ratio” column shows the fund’s actual annualized expense ratio; and the “Expenses Paid During the Period 10/01/15-03/31/16” column shows the dollar amount that would have been paid by you. All the information illustrated in the following table is based on the past six-month period from October 1, 2015 to March 31, 2016.

You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, for each fund in your account, simply divide that fund’s value by $1,000.00 (for example, an $8,600.00 fund value divided by $1,000.00 = 8.6), then multiply the result by the number given for your fund(s) in the “Expenses Paid During the Period 10/01/15-03/31/16.”

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table for each fund, entitled “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on a 5% per year hypothetical rate of return and actual fund’s expenses, after any applicable fee waivers and expense reimbursements (See Notes 6 and 7B in Notes to Financial Statements). It assumes that the fund had an annual 5% rate of return before expenses, but that the expense ratio is unchanged. The hypothetical account values and expenses may not be used to estimate the actual ending account values or expenses you paid for the period.

You may use the hypothetical example information to compare the ongoing costs of investing in the fund compared to other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as initial sales charges (loads) or contingent deferred sales charges. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these other costs were included, your costs would have been higher.

	Beginning Account Value at 10/01/15	Ending Account Value at 03/31/16	Annualized Expense Ratio	Expenses Paid During the Period 10/01/15 - 03/31/16 (1)
Pacific Funds Portfolio Optimization Conservative (2)
Actual Fund Return
Class A	$1,000.00	$1,025.60	0.60%	$3.04
Class B	1,000.00	1,022.10	1.35%	6.82
Class C	1,000.00	1,022.10	1.35%	6.82
Class R	1,000.00	1,023.60	0.85%	4.30
Advisor Class	1,000.00	1,026.70	0.35%	1.77
Hypothetical
Class A	$1,000.00	$1,022.00	0.60%	$3.03
Class B	1,000.00	1,018.25	1.35%	6.81
Class C	1,000.00	1,018.25	1.35%	6.81
Class R	1,000.00	1,020.75	0.85%	4.29
Advisor Class	1,000.00	1,023.25	0.35%	1.77
Pacific Funds Portfolio Optimization Moderate-Conservative (2)
Actual Fund Return
Class A	$1,000.00	$1,029.50	0.60%	$3.04
Class B	1,000.00	1,025.80	1.35%	6.84
Class C	1,000.00	1,025.80	1.35%	6.84
Class R	1,000.00	1,027.60	0.85%	4.31
Advisor Class	1,000.00	1,030.60	0.35%	1.78
Hypothetical
Class A	$1,000.00	$1,022.00	0.60%	$3.03
Class B	1,000.00	1,018.25	1.35%	6.81
Class C	1,000.00	1,018.25	1.35%	6.81
Class R	1,000.00	1,020.75	0.85%	4.29
Advisor Class	1,000.00	1,023.25	0.35%	1.77
Pacific Funds Portfolio Optimization Moderate (2)
Actual Fund Return
Class A	$1,000.00	$1,036.30	0.60%	$3.05
Class B	1,000.00	1,033.10	1.35%	6.86
Class C	1,000.00	1,033.10	1.35%	6.86
Class R	1,000.00	1,035.00	0.85%	4.32
Advisor Class	1,000.00	1,037.50	0.35%	1.78
Hypothetical
Class A	$1,000.00	$1,022.00	0.60%	$3.03
Class B	1,000.00	1,018.25	1.35%	6.81
Class C	1,000.00	1,018.25	1.35%	6.81
Class R	1,000.00	1,020.75	0.85%	4.29
Advisor Class	1,000.00	1,023.25	0.35%	1.77
Pacific Funds Portfolio Optimization Growth (2)
Actual Fund Return
Class A	$1,000.00	$1,040.40	0.60%	$3.06
Class B	1,000.00	1,036.30	1.35%	6.87
Class C	1,000.00	1,036.60	1.35%	6.87
Class R	1,000.00	1,038.60	0.85%	4.33
Advisor Class	1,000.00	1,041.60	0.35%	1.79
Hypothetical
Class A	$1,000.00	$1,022.00	0.60%	$3.03
Class B	1,000.00	1,018.25	1.35%	6.81
Class C	1,000.00	1,018.25	1.35%	6.81
Class R	1,000.00	1,020.75	0.85%	4.29
Advisor Class	1,000.00	1,023.25	0.35%	1.77

See explanation of references on page F-4

PACIFIC FUNDS

DISCLOSURE OF FUND EXPENSES (Continued)

(Unaudited)

	Beginning Account Value at 10/01/15	Ending Account Value at 03/31/16	Annualized Expense Ratio	Expenses Paid During the Period 10/01/15 - 03/31/16 (1)
Pacific Funds Portfolio Optimization Aggressive-Growth (2)
Actual Fund Return
Class A	$1,000.00	$1,039.60	0.60%	$3.06
Class B	1,000.00	1,037.10	1.35%	6.88
Class C	1,000.00	1,037.50	1.35%	6.88
Class R	1,000.00	1,039.10	0.85%	4.33
Advisor Class	1,000.00	1,040.80	0.35%	1.79
Hypothetical
Class A	$1,000.00	$1,022.00	0.60%	$3.03
Class B	1,000.00	1,018.25	1.35%	6.81
Class C	1,000.00	1,018.25	1.35%	6.81
Class R	1,000.00	1,020.75	0.85%	4.29
Advisor Class	1,000.00	1,023.25	0.35%	1.77
Pacific Funds Diversified Alternatives (2)
Actual Fund Return
Class A	$1,000.00	$1,033.40	0.85%	$4.32
Class C	1,000.00	1,029.20	1.60%	8.12
Advisor Class	1,000.00	1,034.40	0.60%	3.05
Hypothetical
Class A	$1,000.00	$1,020.75	0.85%	$4.29
Class C	1,000.00	1,017.00	1.60%	8.07
Advisor Class	1,000.00	1,022.00	0.60%	3.03
Pacific Funds Short Duration Income
Actual Fund Return
Class A	$1,000.00	$1,007.30	0.85%	$4.27
Class C	1,000.00	1,003.60	1.60%	8.01
Class I	1,000.00	1,009.70	0.55%	2.76
Advisor Class	1,000.00	1,008.50	0.60%	3.01
Hypothetical
Class A	$1,000.00	$1,020.75	0.85%	$4.29
Class C	1,000.00	1,017.00	1.60%	8.07
Class I	1,000.00	1,022.25	0.55%	2.78
Advisor Class	1,000.00	1,022.00	0.60%	3.03
Pacific Funds Core Income
Actual Fund Return
Class A	$1,000.00	$1,022.40	0.95%	$4.80
Class C	1,000.00	1,018.50	1.70%	8.58
Class I	1,000.00	1,023.90	0.65%	3.29
Class P	1,000.00	1,023.60	0.70%	3.54
Advisor Class	1,000.00	1,023.60	0.70%	3.54
Hypothetical
Class A	$1,000.00	$1,020.25	0.95%	$4.80
Class C	1,000.00	1,016.50	1.70%	8.57
Class I	1,000.00	1,021.75	0.65%	3.29
Class P	1,000.00	1,021.50	0.70%	3.54
Advisor Class	1,000.00	1,021.50	0.70%	3.54

	Beginning Account Value at 10/01/15	Ending Account Value at 03/31/16	Annualized Expense Ratio	Expenses Paid During the Period 10/01/15 - 03/31/16 (1)
Pacific Funds Strategic Income
Actual Fund Return
Class A	$1,000.00	$1,013.40	1.05%	$5.29
Class C	1,000.00	1,009.70	1.80%	9.04
Class I	1,000.00	1,015.00	0.75%	3.78
Advisor Class	1,000.00	1,014.70	0.80%	4.03
Hypothetical
Class A	$1,000.00	$1,019.75	1.05%	$5.30
Class C	1,000.00	1,016.00	1.80%	9.07
Class I	1,000.00	1,021.25	0.75%	3.79
Advisor Class	1,000.00	1,021.00	0.80%	4.04
Pacific Funds Floating Rate Income
Actual Fund Return
Class A	$1,000.00	$1,009.30	1.12%	$5.63
Class C	1,000.00	1,005.50	1.87%	9.38
Class I	1,000.00	1,010.80	0.82%	4.12
Class P	1,000.00	1,010.60	0.87%	4.37
Advisor Class	1,000.00	1,010.50	0.87%	4.37
Hypothetical
Class A	$1,000.00	$1,019.40	1.12%	$5.65
Class C	1,000.00	1,015.65	1.87%	9.42
Class I	1,000.00	1,020.90	0.82%	4.14
Class P	1,000.00	1,020.65	0.87%	4.39
Advisor Class	1,000.00	1,020.65	0.87%	4.39
Pacific Funds Limited Duration High Income
Actual Fund Return
Class A	$1,000.00	$995.90	1.08%	$5.39
Class C	1,000.00	993.30	1.83%	9.12
Class I	1,000.00	997.40	0.78%	3.89
Advisor Class	1,000.00	998.10	0.83%	4.15
Hypothetical
Class A	$1,000.00	$1,019.60	1.08%	$5.45
Class C	1,000.00	1,015.85	1.83%	9.22
Class I	1,000.00	1,021.10	0.78%	3.94
Advisor Class	1,000.00	1,020.85	0.83%	4.19
Pacific Funds High Income
Actual Fund Return
Class A	$1,000.00	$994.70	1.05%	$5.24
Class C	1,000.00	990.80	1.80%	8.96
Class I	1,000.00	994.90	0.75%	3.74
Class P	1,000.00	995.80	0.80%	3.99
Advisor Class	1,000.00	994.80	0.80%	3.99
Hypothetical
Class A	$1,000.00	$1,019.75	1.05%	$5.30
Class C	1,000.00	1,016.00	1.80%	9.07
Class I	1,000.00	1,021.25	0.75%	3.79
Class P	1,000.00	1,021.00	0.80%	4.04
Advisor Class	1,000.00	1,021.00	0.80%	4.04

See explanation of references on page F-4

PACIFIC FUNDS

DISCLOSURE OF FUND EXPENSES (Continued)

(Unaudited)

	Beginning Account Value at 10/01/15	Ending Account Value at 03/31/16	Annualized Expense Ratio	Expenses Paid During the Period 10/01/15 - 03/31/16 (1)
Pacific Funds Large-Cap
Actual Fund Return
Class A (3)	$1,000.00	$980.00	1.00%	$2.19
Class C (3)	1,000.00	971.40	1.75%	3.82
Advisor Class (3)	1,000.00	983.60	0.75%	1.65
Investor Class	1,000.00	1,042.60	1.00%	5.11
Institutional Class	1,000.00	1,044.00	0.65%	3.32
Hypothetical
Class A (3)	$1,000.00	$1,020.00	1.00%	$5.05
Class C (3)	1,000.00	1,016.25	1.75%	8.82
Advisor Class (3)	1,000.00	1,021.25	0.75%	3.79
Investor Class	1,000.00	1,020.00	1.00%	5.05
Institutional Class	1,000.00	1,021.75	0.65%	3.29
Pacific Funds Large-Cap Value
Actual Fund Return
Class A (3)	$1,000.00	$971.40	1.10%	$2.40
Class C (3)	1,000.00	962.90	1.85%	4.02
Advisor Class (3)	1,000.00	974.90	0.85%	1.86
Investor Class	1,000.00	1,046.70	1.05%	5.37
Institutional Class (3)	1,000.00	975.90	0.75%	1.64
Hypothetical
Class A (3)	$1,000.00	$1,019.50	1.10%	$5.55
Class C (3)	1,000.00	1,015.75	1.85%	9.32
Advisor Class (3)	1,000.00	1,020.75	0.85%	4.29
Investor Class	1,000.00	1,019.75	1.05%	5.30
Institutional Class (3)	1,000.00	1,021.25	0.75%	3.79
Pacific Funds Small/Mid-Cap
Actual Fund Return
Class A (3)	$1,000.00	$998.20	1.30%	$2.87
Class C (3)	1,000.00	988.50	2.05%	4.51
Advisor Class (3)	1,000.00	999.80	1.05%	2.32
Investor Class (3)	1,000.00	995.60	1.35%	2.98
Institutional Class	1,000.00	1,017.60	1.00%	5.04
Hypothetical
Class A (3)	$1,000.00	$1,018.50	1.30%	$6.56
Class C (3)	1,000.00	1,014.75	2.05%	10.33
Advisor Class (3)	1,000.00	1,019.75	1.05%	5.30
Investor Class (3)	1,000.00	1,018.25	1.35%	6.81
Institutional Class	1,000.00	1,020.00	1.00%	5.05

	Beginning Account Value at 10/01/15	Ending Account Value at 03/31/16	Annualized Expense Ratio	Expenses Paid During the Period 10/01/15 - 03/31/16 (1)
Pacific Funds Small-Cap
Actual Fund Return
Class A (3)	$1,000.00	$970.40	1.30%	$2.83
Class C (3)	1,000.00	961.00	2.05%	4.45
Advisor Class (3)	1,000.00	973.00	1.05%	2.29
Investor Class (3)	1,000.00	968.90	1.35%	2.94
Institutional Class	1,000.00	1,016.10	1.00%	5.04
Hypothetical
Class A (3)	$1,000.00	$1,018.50	1.30%	$6.56
Class C (3)	1,000.00	1,014.75	2.05%	10.33
Advisor Class (3)	1,000.00	1,019.75	1.05%	5.30
Investor Class (3)	1,000.00	1,018.25	1.35%	6.81
Institutional Class	1,000.00	1,020.00	1.00%	5.05
Pacific Funds Small-Cap Value
Actual Fund Return
Class A (3)	$1,000.00	$966.70	1.30%	$2.83
Class C (3)	1,000.00	957.20	2.05%	4.44
Advisor Class (3)	1,000.00	970.20	1.05%	2.29
Investor Class (3)	1,000.00	966.20	1.35%	2.94
Institutional Class	1,000.00	1,030.50	1.00%	5.08
Hypothetical
Class A (3)	$1,000.00	$1,018.50	1.30%	$6.56
Class C (3)	1,000.00	1,014.75	2.05%	10.33
Advisor Class (3)	1,000.00	1,019.75	1.05%	5.30
Investor Class (3)	1,000.00	1,018.25	1.35%	6.81
Institutional Class	1,000.00	1,020.00	1.00%	5.05
Pacific Funds Small-Cap Growth
Actual Fund Return
Class A (3)	$1,000.00	$962.50	1.30%	$2.82
Class C (3)	1,000.00	953.10	2.05%	4.43
Advisor Class (3)	1,000.00	966.00	1.05%	2.28
Investor Class	1,000.00	1,019.10	1.25%	6.31
Institutional Class (3)	1,000.00	966.50	0.90%	1.96
Hypothetical
Class A (3)	$1,000.00	$1,018.50	1.30%	$6.56
Class C (3)	1,000.00	1,014.75	2.05%	10.33
Advisor Class (3)	1,000.00	1,019.75	1.05%	5.30
Investor Class	1,000.00	1,018.75	1.25%	6.31
Institutional Class (3)	1,000.00	1,020.50	0.90%	4.55

(1)	Expenses paid during the period are equal to the fund’s annualized expense ratio (shown in table above), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year or applicable period, then divided by 366 days.
(2)	The annualized expense ratios for the Portfolio Optimization Funds and Pacific Funds Diversified Alternatives do not include fees and expenses of the PF Underlying Funds and the Class P shares of Pacific Funds Core Income, Pacific Funds Floating Rate Income, and Pacific Funds High Income in which the Portfolio Optimization Funds and Pacific Funds Diversified Alternatives invest (see Note 1 in Notes to Financial Statements).
(3)	The classes commenced subsequent to October 1, 2015. See Financial Highlights for commencement dates. The actual fund return and expenses paid during the period for these classes were for the period shown in the Financial Highlights, instead of the entire six-month period. The hypothetical return and expenses paid during the period are based on the entire six-month period for comparison purposes.

PACIFIC FUNDS

TRUSTEES AND OFFICERS INFORMATION

The business and affairs of the Pacific Funds Series Trust (which may be referred to as “Pacific Funds” or the “Trust”) are managed under the direction of the Board of Trustees under the Declaration of Trust. Information pertaining to the trustees and officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the 1940 Act, are referred to as “Independent Trustees.” Certain trustees and officers are deemed to be “interested persons” of the Trust and thus are referred to as “Interested Persons”, because of their positions with Pacific Life Insurance Company (“Pacific Life”) and Pacific Life Fund Advisors LLC, a wholly-owned subsidiary of Pacific Life. The Trust’s Statement of Additional Information includes additional information about the trustees. For information on availability of the Trust’s Statement of Additional Information, refer to the WHERE TO GO FOR MORE INFORMATION section of this report.

The address of each trustee and officer is c/o Pacific Funds Series Trust, 700 Newport Center Drive, Newport Beach, CA 92660.

Name and Age	Position(s) with the Fund and Length of Time Served*	Current Directorship(s) Held and Principal Occupation(s) (and certain additional occupation information) During Past 5 years	Number of Funds in Fund Complex Overseen**

INDEPENDENT TRUSTEES

Frederick L. Blackmon Year of birth 1952	Trustee since 9/13/05	Trustee (1/05 to present) of Pacific Select Fund; Director (2005 to present) of Trustmark Mutual Holding Company; Former Executive Vice President and Chief Financial Officer (1995 to 2003) of Zurich Life; Former Executive Vice President and Chief Financial Officer (1989 to 1995) of Alexander Hamilton Life Insurance Company (subsidiary of Household International); Member of Board of Trustees (2010 to present) of Cranbrook Educational Community; Former Member of Board of Governors (1994 to 1999) of Cranbrook Schools; and Former Member of Board of Regents (1993 to 1996) Eastern Michigan University.	98

Gale K. Caruso Year of birth 1957	Trustee since 1/01/06	Trustee (1/06 to present) of Pacific Select Fund; Independent Trustee (2015 to present) of Matthews Asia Funds; Former Member of the Board of Directors (2005 to 2009) of LandAmerica Financial Group, Inc.; Former President and Chief Executive Officer (1999 to 2003) of Zurich Life; Former Chairman, President and Chief Executive Officer (1994 to 1999) of Scudder Canada Investor Services, Ltd. and Managing Director (1986 to 1999) of Scudder Kemper Investments; Former Member of the Advisory Council to the Trust (2006 to 2009) for Public Land in Maine; and Former Member of the Board of Directors (2005 to 2012) of Make-A-Wish of Maine.	98

Lucie H. Moore Year of birth 1956	Trustee since 6/13/01	Trustee (10/98 to present) of Pacific Select Fund; Former Partner (1984 to 1994) with Gibson, Dunn & Crutcher (Law); Member of Board of Trustee (2014 to present) of Azusa Pacific University; Former Member of the Board of Trustees (2007 to 2011) of Sage Hill School; Former Member (2000 to 2009) of the Board of Trustees of The Pegasus School; Former Member of the Board of Directors (2005 to 2010) of HomeWord (non-profit donor supported ministry); and Former Member of the Advisory Board (1993 to 2004) of Court Appointed Special Advocates (CASA) of Orange County.	98

Nooruddin (Rudy) S. Veerjee Year of birth 1958	Trustee since 9/13/05	Trustee (1/05 to present) of Pacific Select Fund; Former President (1997 to 2000) of Transamerica Insurance and Investment Group; Former President (1994 to 1997) of Transamerica Asset Management; Former Chairman and Chief Executive Officer (1995 to 2000) of Transamerica Premier Funds (Mutual Fund); and Former Director (1994 to 2000) of various Transamerica Life Companies.	98

G. Thomas Willis Year of birth 1942	Trustee since 2/24/04	Trustee (11/03 to present) of Pacific Select Fund; Certified Public Accountant in California (1967 to present); Former Partner (Audit) (1976 to 2002) of PricewaterhouseCoopers LLP (Accounting and Auditing).	98

PACIFIC FUNDS

TRUSTEES AND OFFICERS INFORMATION (Continued)

Name and Age	Position(s) with the Fund and Length of Time Served*	Current Directorship(s) Held and Principal Occupation(s) (and certain additional occupation information) During Past 5 years	Number of Funds in Fund Complex Overseen**

INTERESTED PERSONS

James T. Morris Year of birth 1960	Chairman of the Board and Trustee since 1/11/07, (Chief Executive Officer 1/11/07 to 12/31/09)	Director (4/07 to present), Chairman (5/08 to present), Chief Executive Officer (4/07 to present) and President (4/07 to 3/12; 1/16 to present) of Pacific Mutual Holding Company and Pacific LifeCorp; Director (4/07 to present), Chairman (5/08 to present), Chief Executive Officer (4/07 to present) and President (4/07 to 3/12; 1/16 to present) of Pacific Life; Chief Executive Officer (5/07 to 10/15) and President (5/07 to 3/12) of Pacific Life Fund Advisors LLC; and Chairman of the Board and Trustee (1/07 to present) and Chief Executive Officer (1/07 to 12/09) of Pacific Select Fund.	98

Mary Ann Brown Year of birth 1951	Chief Executive Officer since 1/01/10, (President 1/11/07 to 12/31/09)	Executive Vice President (4/10 to present) and Senior Vice President (5/06 to 3/10) of Pacific LifeCorp; Executive Vice President (4/10 to present) and Senior Vice President (3/05 to 3/10) of Pacific Life; Executive Vice President (4/10 to present) and Senior Vice President (5/07 to 3/10) of Pacific Life Fund Advisors LLC; and Chief Executive Officer (1/10 to present) and President (1/07 to 12/09) of Pacific Select Fund.	98

Howard T. Hirakawa Year of birth 1962	Senior Vice President since 12/10/14 (Vice President since 06/20/06 to 12/09/14)	Senior Vice President (4/14 to present), Vice President (5/07 to 3/14) of Pacific Life Fund Advisors LLC; and Senior Vice President (12/14 to present) and Vice President (6/06 to 12/14) of Pacific Select Fund.	98

Robin S. Yonis Year of birth 1954	Vice President and General Counsel since 6/13/01 and Assistant Secretary since 9/17/15	Vice President, Fund Advisor General Counsel and Assistant Secretary (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President and General Counsel (4/05 to present) and Assistant Secretary (9/15 to present) of Pacific Select Fund.	98

Eddie D. Tung Year of birth 1957	Vice President since 11/14/05 and Treasurer since 9/17/15 (Assistant Treasurer 11/05 to 9/15)	Vice President (4/15 to present) and Assistant Vice President (4/03 to 3/15) of Pacific Life; Vice President (4/15 to 10/15) and Assistant Vice President (5/07 to 3/15) of Pacific Life Fund Advisors LLC; and Vice President and Treasurer (9/15 to present), Assistant Vice President and Assistant Treasurer (11/05 to 9/15) of Pacific Select Fund.	98

Sharon E. Pacheco Year of birth 1957	Vice President and Chief Compliance Officer since 6/04/04	Vice President and Chief Compliance Officer (11/03 to present) of Pacific Mutual Holding Company and Pacific LifeCorp; Vice President (2/00 to present) and Chief Compliance Officer (1/03 to present) of Pacific Life; Vice President and Chief Compliance Officer (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President and Chief Compliance Officer (6/04 to present) of Pacific Select Fund.	98

Jane M. Guon Year of birth 1964	Vice President and Secretary since 1/01/11	Vice President and Secretary (1/11 to present), Assistant Vice President (4/06 to 12/10) and Assistant Secretary (6/98 to 12/10) of Pacific Mutual Holding Company and Pacific LifeCorp; Director, Vice President, and Secretary (1/11 to present), Assistant Vice President (4/06 to 12/10) and Assistant Secretary (2/95 to 12/10) of Pacific Life; Vice President and Secretary (1/11 to present), and Assistant Vice President and Assistant Secretary (05/07 to 12/10) of Pacific Life Fund Advisors LLC; Vice President and Secretary (1/11 to present), Assistant Vice President (5/06 to 12/10) and Assistant Secretary (5/99 to 12/10) of Pacific Select Distributors, LLC; and Vice President and Secretary (1/11 to present) of Pacific Select Fund.	98

PACIFIC FUNDS

TRUSTEES AND OFFICERS INFORMATION (Continued)

Name and Age	Position(s) with the Fund and Length of Time Served*	Current Directorship(s) Held and Principal Occupation(s) (and certain additional occupation information) During Past 5 years	Number of Funds in Fund Complex Overseen**

INTERESTED PERSONS (Continued)

Laurene E. MacElwee Year of birth 1966	Vice President since 4/04/05 and Assistant Secretary since 6/13/01	Vice President (4/11 to present), Assistant Secretary (5/07 to present) and Assistant Vice President (5/07 to 3/11) of Pacific Life Fund Advisors LLC; and Vice President (12/11 to present), Assistant Secretary (4/05 to present) and Assistant Vice President (4/05 to 12/11) of Pacific Select Fund.	98

Carleton J. Muench Year of birth 1973	Vice President since 11/30/06	Vice President (4/14 to present), Assistant Vice President (5/07 to 3/14) of Pacific Life Fund Advisors LLC; and Vice President (12/14 to present) and Assistant Vice President (11/06 to 12/14) of Pacific Select Fund.	98

Kevin W. Steiner Year of birth 1975	Vice President since 1/01/13	Assistant Vice President (4/12 to present), Mutual Funds Compliance Director (4/08 to 3/12) and Mutual Funds Compliance Manager (10/06 to 3/08) of Pacific Life Fund Advisors LLC; and Assistant Vice President (1/13 to present) of Pacific Select Fund.	98

Audrey L. Cheng Year of birth 1975	Vice President since 12/11/13	Assistant Vice President (9/11 to present) of Pacific Life; Vice President and Attorney (6/08 to 8/11) of Pacific Investment Management Company LLC (“PIMCO”); and Assistant Vice President (12/13 to present) of Pacific Select Fund.	98

Trevor T. Smith Year of birth 1975	Vice President and Assistant Treasurer since 3/23/16	Director of Variable Products Accounting (04/09 to present) of Pacific Life; and Assistant Vice President and Assistant Treasurer (3/16 to present) of Pacific Select Fund.	98

*	A trustee serves until he or she resigns, retires, or his or her successor is elected and qualified.

**	As of March 31, 2016, the “Fund Complex” consisted of Pacific Select Fund (56 funds) and Pacific Funds (42 funds).

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APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS

(Unaudited)

I. Introduction and Background

The Board of Trustees (the “Trustees” or “Board”) of Pacific Funds Series Trust (“Pacific Funds” or the “Trust”) oversees the management of each of the separate funds of the Trust (each a “Fund” and collectively, the “Funds”) and, as required by Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), initially approves and, after the initial period, determines annually whether to renew the investment advisory agreement (the “Advisory Agreement”) with Pacific Life Fund Advisors LLC (“PLFA”) and each sub-advisory agreement (the “Sub-Advisory Agreements,” together with the Advisory Agreement, the “Agreements”) with the various sub-advisers (the “Sub-Advisers”). PLFA serves as the investment adviser for all of the Funds and directly manages Pacific Funds Short Duration Income, Pacific Funds Core Income, Pacific Funds Strategic Income, Pacific Funds Floating Rate Income, Pacific Funds Limited Duration High Income and Pacific Funds High Income (the “PAM Managed Funds”) under the name Pacific Asset Management (“PAM”); Pacific Funds Portfolio Optimization Conservative, Pacific Funds Portfolio Optimization Moderate-Conservative, Pacific Funds Portfolio Optimization Moderate, Pacific Funds Portfolio Optimization Growth and Pacific Funds Portfolio Optimization Aggressive-Growth (the “Portfolio Optimization Funds”); and Pacific Funds Diversified Alternatives (together with the Portfolio Optimization Funds, the “Asset Allocation Funds” and together with the Portfolio Optimization Funds and PAM Managed Funds, the “Directly Managed Funds”). For all other Funds, PLFA has retained other firms to serve as Sub-Advisers under PLFA’s supervision. The Board, including all of the Trustees who are not “interested persons,” as that term is defined in the 1940 Act (“Independent Trustees”), last renewed the Agreements at an in-person meeting of the Trustees held on December 9, 2015.1

At this meeting and other meetings, the Board considered information (both written and oral) provided to assist it in its review of the Agreements and made assessments with respect to each Agreement. The Board requested, received and reviewed written materials from PLFA and each Sub-Adviser that were submitted in response to requests from the Independent Trustees and supporting materials relating to those questions and responses. In addition, the Board received in-person presentations about the Funds throughout the year, and the Independent Trustees were advised by independent legal counsel with respect to these and other relevant matters. The Board reviewed a variety of factors and considered a significant amount of information, including information received on an ongoing basis at Board and committee meetings, including reports on Fund performance, expenses, fee comparisons, investment advisory, compliance, and other services provided to the Funds by PLFA and the Sub-Advisers. The Board also reviewed financial and profitability information regarding PLFA and the Sub-Advisers and information regarding the organization and operations of each entity, such as their compliance monitoring, portfolio trading and brokerage practices and the personnel providing investment management and administrative services to each Fund. The Board considered the services provided to the Funds under the Agreements and the fees and expenses incurred by and charged to the Funds under the Agreements. The Board took into account that PLFA and its affiliates provide additional services to the Funds under other affiliated service agreements that are essential for the operation of the Funds and that although PLFA and its affiliates are separately compensated under those affiliated service agreements, these additional services are provided in connection with PLFA’s advisory relationship with the Funds. The Board reviewed data provided by PLFA that was gathered from various independent providers of investment company data to provide the Board with information concerning the Funds’ investment performance, management fees and expense information. Additionally, the Independent Trustees retained an independent consultant (“Independent Consultant”), with substantial industry experience in providing fund boards of directors with analysis to assist them in their annual 15(c) review process, to assist the Trustees with certain of their analyses and to provide other relevant information. In connection with the analysis, the Independent Consultant utilized and provided the Independent Trustees with information obtained from independent service providers as well as from other sources.

The Trustees’ determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. In reviewing the materials presented and in considering the information in the management presentations, the Trustees did not identify any single issue or particular information that, in isolation, would be a controlling factor in making a final decision regarding the proposed Agreements. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. The following summary describes the most important, but not all, of the factors considered by the Trustees in approving the Agreements, and in the case of the Independent Trustees, certain factors were considered in light of the legal advice furnished to them by independent legal counsel and information from the Independent Consultant that they had retained. This discussion is not intended to be all-inclusive.

II. Annual Consideration and Approval of Investment Advisory and Sub-Advisory Agreements

In evaluating the Advisory Agreement and each Sub-Advisory Agreement, the Board, including all the Independent Trustees, considered the following factors, among others:

A. Nature, Extent and Quality of Services

PLFA – The Trustees considered the depth and quality of PLFA’s investment management process, including its monitoring and oversight of the Sub-Advisers and PAM, and the benefits to shareholders of retaining PLFA and continuing the Advisory Agreement in light of the nature, extent, and quality of the services that have been provided by PLFA, including PAM. The Trustees considered the overall financial strength and stability of PLFA and its ability to provide a high level and quality of services to the Funds. They also considered PLFA’s responsiveness to questions or concerns raised by the Trustees, including PLFA’s willingness to consider and implement investment and operational changes designed to improve investment results and the services provided to the Funds and their shareholders.

The Trustees noted that PLFA’s officers and employees regularly consult with, and report to, the Board regarding the investment management services provided to the Funds. The Trustees considered the experience, capability and integrity of PLFA’s senior management

1	At the December 9th meeting, the Board did not consider the continuance of the Advisory Agreement and Sub-Advisory Agreements relating to the PF Mid-Cap Value, PF International Small-Cap, PF Absolute Return and PF Equity Long/Short Funds, and the Sub-Advisory Agreement with Western Asset Management Company relating to the PF Inflation Managed Fund, as those agreements were not up for renewal at that time.

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APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

and other personnel and the low turnover rates of its key personnel. The Trustees noted that the investment, legal, compliance and accounting professionals of PLFA and its affiliates have access to and utilize a variety of resources and systems relating to investment management, compliance, trading, performance and risk analysis, security valuation and fund accounting. The Trustees took into account the scope of services provided by PLFA under the Advisory Agreement. The Trustees considered that although PLFA is separately compensated at approximate cost for time spent on Fund matters by certain legal, compliance and accounting professionals of PLFA and its affiliates for services outside of the scope of the Advisory Agreement, these services are being provided as a result of PLFA’s advisory relationship with the Funds. The Trustees further considered PLFA’s continuing need and ability to attract and retain qualified personnel and to maintain and enhance its resources and systems to provide appropriate investment management, compliance and monitoring services for the Funds. The Trustees also considered the additional resources that PLFA has invested to enhance its management and oversight of the Funds, including the addition of experienced personnel with asset allocation and risk management expertise.

Directly Managed Funds – The Trustees considered the services provided by PLFA in rendering investment management services for those Funds for which the day-to-day investment management is provided by PLFA, including PAM (the “Directly Managed Funds”). The Trustees considered that PLFA, including PAM, is responsible for identifying investments for each Directly Managed Fund and determining when and what securities, cash and/or other investments to purchase, retain, or sell for each Directly Managed Fund. The Trustees also considered that PLFA, including PAM, is responsible for the valuation of portfolio securities, including, but not limited to, the review of custodian pricing files, research and analysis related to fair valued securities and due diligence oversight of pricing vendors. The Trustees additionally noted that PLFA is responsible for evaluating and voting proxies for portfolio holdings of the Directly Managed Funds. With respect to the Asset Allocation Funds, the Trustees also considered, among other things, PLFA’s experience, resources and expertise in analyzing the composition of the various Underlying Funds that serve as investment options for the Asset Allocation Funds and in developing an asset allocation appropriate to each Asset Allocation Fund’s investment objectives and risk profile. The Trustees considered, in this regard, the tools and resources used by PLFA in constructing an asset allocation, including the role and costs of consultants engaged by PLFA for assistance in the construction of asset allocation models. With respect to the PAM Managed Funds, the Trustees also considered the investment oversight and monitoring of PAM discussed below under “Sub-Advised Funds.”

The Trustees also considered that PLFA provides services to the Funds outside of the scope of the Advisory Agreement at approximate cost and that such services are essential for the administration and operation of the Funds, including administration of the Funds’ compliance program. In this regard, the Trustees considered PLFA’s policies, procedures and systems to ensure compliance with applicable laws and regulations with respect to the Directly Managed Funds, its attention to matters that may involve conflicts of interest between itself and a Fund, and that PLFA’s asset allocation models are presented to an internal conflicts review committee that considers and evaluates any potential conflicts of interest. The Trustees reviewed information provided throughout the year on PLFA’s compliance policies and procedures, its compliance history, and reports from the Trust’s Chief Compliance Officer (“CCO”) on compliance by PLFA with applicable laws and regulations. The Trustees also reviewed information on any responses by PLFA to regulatory and compliance developments throughout the year. The Trustees further noted the compliance monitoring conducted by PLFA and PAM on an ongoing basis and also noted the development of procedures and systems necessary to maintain compliance with applicable laws and regulations as well as the resources that PLFA dedicates to these programs. The Trustees considered that the CCO has in place a systematic process for periodically reviewing PLFA’s written compliance policies and procedures, including the assessment of PLFA’s compliance program as required under Rule 38a-1 of the 1940 Act and PLFA’s code of ethics. The Trustees also considered that PLFA continues to cooperate with the CCO in reviewing its compliance operations.

Sub-Advised Funds – The Trustees considered PLFA’s responsibilities in rendering services to the Sub-Advised Funds and the fact that PLFA monitors and evaluates the performance of the Sub-Advisers in comparison to each Fund’s investment objective as well as to appropriate benchmark indices and peer funds. The Trustees also considered that PLFA monitors the Sub-Advised Funds for adherence to the investment objectives and policies of each Fund. The Trustees noted that PLFA provides the Board with periodic and special reports related to such performance and investment monitoring and evaluation. The Trustees also considered PLFA’s process in continuously analyzing and, from time to time as necessary and appropriate, recommending for consideration by the Board, the termination of a Sub-Advisory Agreement with a Sub-Adviser and the replacement of a Sub-Adviser.

The Trustees considered the high quality of the products, information, analysis and services provided by PLFA to the Funds, including return analysis, attribution analysis, risk analysis, preparation of periodic performance and other reports, assessment of liquidity, analysis of derivatives, and coordination and oversight of other service providers to the Trust. The Trustees also noted that PLFA regularly informs the Trustees about matters relevant to the Trust and its shareholders, including relationships with financial intermediaries.

The Trustees considered the analyses conducted by PLFA of the Underlying Funds and a Sub-Adviser’s management of an Underlying Fund in the broader context of asset allocation strategies intended to target certain return and risk characteristics. The Trustees noted that PLFA has historically recommended new Underlying Funds that PLFA believed would contribute to the Asset Allocation Funds’ targeted return and risk objectives. The Trustees also took into account PLFA’s continuing analysis of the Underlying Funds and a Sub-Adviser’s investment performance for the impact on broader asset allocation strategies for the Asset Allocation Funds.

The Trustees considered the depth and quality of PLFA’s monitoring and oversight of the Sub-Advisers and PAM. The Board noted that PLFA monitors numerous investment, performance, and risk metrics for the Funds. The Trustees considered PLFA’s continued investment in, and development of, its research and analytical capabilities, including investments in personnel and enhanced analytical tools for assessing Fund performance and the performance of the Sub-Advisers, including analytical tools relating to return analysis, risk analysis, and Fund performance attribution and reporting on such matters to the Trustees. The Trustees noted that PLFA uses these tools to analyze a Fund’s performance and risk profile and identify Funds that are underperforming as well as those that are performing well, and to analyze the Funds’

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APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

performance records against various measures. The Board considered that PLFA also conducts various analyses to try to assess the sources of and reasons for performance. The Trustees noted that PLFA has developed, and continues to enhance, processes to oversee and monitor the performance of Sub-Advisers, including the use of analytical methods to review Fund performance and execution of investment strategies. The Board noted that PLFA provides the Board with analyses of this data over rolling periods to assist the Board in identifying trends in Fund performance and other areas, and periodically provides the Trustees with information on economic and market trends to provide a context for assessing recent performance. The Trustees also noted that PLFA has developed effective methods for monitoring the Sub-Advisers’ investment style consistency, for analyzing the use of derivatives by Sub-Advisers and for tracking Fund liquidity. With respect to the PAM Managed Funds, the Board considered that PLFA provides oversight, diligence and reporting with regard to its PAM unit that is similar to the process it employs with regard to the Sub-Advisers. In making their assessments, the Trustees considered that PLFA has historically exercised diligence in monitoring the performance of the Sub-Advisers and PAM, and has recommended and taken measures to attempt to remedy relative underperformance by a Fund when PLFA and the Trustees believed it to be appropriate. The Trustees also considered the significant work performed by PLFA in conducting searches for new Sub-Advisers to replace existing Sub-Advisers where appropriate or to manage new Funds in the Trust.

The Board also noted that PLFA conducts periodic due diligence on Sub-Advisers involving onsite visits, in-person meetings and telephonic meetings to gather information that PLFA uses to gain an in-depth understanding of a Sub-Adviser’s investment process and to seek to identify issues that may be relevant to a Sub-Adviser’s services to a Fund or a Fund’s performance, including, but not limited to, a Sub-Adviser’s investment process, investment capabilities, resources and personnel, the financial strength of a Sub-Adviser, significant staffing changes that could affect a Fund, material changes in a Sub-Adviser’s assets under management, compliance and regulatory concerns, best execution review and portfolio security valuation support.

The Trustees considered the time and attention paid by PLFA to matters involving the valuation of Fund securities. The Trustees considered that PLFA has established a Valuation Oversight Committee that is responsible for, among other things, researching and evaluating information concerning securities that are not actively or publicly traded, valuing securities subject to a trading halt or for which a market quotation is not readily available, the valuation of equity securities traded in foreign markets, oversight of and due diligence on pricing vendors and the development of alternate valuation methodologies.

The Trustees considered PLFA’s oversight, review and analysis of trade execution reports and trends in trade execution for the Funds. The Trustees noted that PLFA works with a third-party transaction cost analysis consultant that provides statistical analysis on portfolio trading, and that PLFA presents information about the Funds’ portfolio trading costs to the Board annually and, where warranted, engages in a dialogue with personnel of a Sub-Adviser on trading costs and the quality of execution. The Board also noted that PLFA conducts regular review and analysis of each Sub-Adviser’s use of soft dollars and presents information about the Sub-Advisers’ use of soft dollars to the Board annually.

The Trustees also considered PLFA’s implementation of transition management programs when handling significant changes in the Funds, such as cash movements between the Funds arising from reallocations by funds of funds and the transition of Fund assets from one Sub-Adviser to another, including steps taken by PLFA to reduce transaction costs associated with a Fund transition. The Trustees considered that PLFA coordinates the onboarding process for new Sub-Advisers and oversees the establishment of necessary accounts and documentation for the Sub-Advisers to begin managing Fund assets.

In addition to the services described above, the Trustees also considered the compliance monitoring that PLFA and its affiliates conduct on the Sub-Advisers and the commitment of PLFA and its affiliates to those programs and PLFA’s efforts to keep the Trustees informed about the compliance programs of Sub-Advisers. In this regard, the Trustees reviewed information and reports from the Trust’s CCO on compliance by the Sub-Advisers with applicable laws and regulations. The Trustees considered that the CCO has in place a systematic process for periodically reviewing each Sub-Adviser’s written compliance policies and procedures, including the assessment of each Sub-Adviser’s compliance program as required under Rule 38a-1 of the 1940 Act and each Sub-Adviser’s code of ethics. The Trustees considered that PLFA is compensated at approximate cost for the administration of the Funds’ compliance program. The Trustees also considered that each Sub-Adviser continues to cooperate with the CCO in reviewing its compliance operations.

Sub-Advisers. The Trustees considered the benefits to shareholders of retaining each Sub-Adviser and continuing the Sub-Advisory Agreements, particularly in light of the nature, extent, and quality of the services that have been provided by the Sub-Advisers. The Trustees considered the services provided by each Sub-Adviser in rendering investment management services to a Sub-Advised Fund. The Trustees considered that each Sub-Adviser is responsible for identifying investments for a Sub-Advised Fund and determining when and what securities, cash and/or other investments to purchase, retain, or sell for a Sub-Advised Fund. The Trustees also considered that each Sub-Adviser is responsible for evaluating and voting proxies for portfolio holdings of a Sub-Advised Fund. The Trustees considered the quality of the portfolio management services which have benefited and should continue to benefit the Sub-Advised Funds and their shareholders, the organizational depth and resources of the Sub-Advisers, including the background and experience of each Sub-Adviser’s management personnel, and the expertise of each Sub-Adviser’s portfolio management team, as well as the investment methodology used by the Sub-Adviser. The Trustees also considered that the Sub-Advisers provide PLFA with information that assists PLFA in performing its oversight role.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PLFA and the Sub-Advisers.

B. Investment Results

The Trustees considered the investment results of each Fund in light of its objective, strategies and market conditions. The Trustees compared each Fund’s total returns with the total returns of each Fund’s primary benchmark index and the total returns of appropriate peer

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APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

funds. The peer funds for each Fund were selected by an Independent Consultant using data from Morningstar (each a “Selected Performance Peer Group”), and the Trustees reviewed a description of the Independent Consultant’s methodology for selecting the peer funds in each Selected Performance Peer Group. The information provided to the Trustees included each Fund’s performance record for the one-, three-, five- and ten-year or since inception periods ended September 30, 2015, as available, compared to the applicable primary benchmark and Selected Performance Peer Group.

The Trustees considered the performance of each Fund on a case-by-case basis and noted that some Funds had outperformed their Selected Performance Peer Group over certain periods and/or exceeded the return of their respective primary benchmark while others underperformed their Selected Performance Peer Group over certain periods and/or trailed the return of their respective primary benchmark. In considering each Fund’s investment results, the Board placed greater emphasis on each Fund’s long-term performance track record rather than shorter-term performance. The Board also took into account that each Fund’s track record is measured as of a specific date, and that track records can vary as of different measurement dates. Therefore, in reviewing Funds that are currently underperforming, the Trustees also considered the broader perspective of the Fund’s performance over varying time periods, the market conditions experienced during the periods under review, as well as the outlook for the Fund going forward in light of expected future market conditions. In the case of the Underlying Funds, the Board also considered the views of PLFA about the role of a particular Fund within a broader asset allocation strategy for the Asset Allocation Funds. The Board also considered the performance of the current Sub-Adviser to each Fund where there has been a change in Sub-Adviser. The Trustees discussed with PLFA the fact that certain periods of underperformance may be transitory while other periods of underperformance may be reflective of broader issues that may warrant consideration of corrective action. The Trustees discussed these Funds with representatives of PLFA, including an assessment of the approach used by the Sub-Advisers, and the approach used by PLFA and PAM with respect to the Directly Managed Funds, as well as the oversight and monitoring by PLFA as the investment adviser, to gain an understanding of underperformance and to assess whether any actions would be appropriate. In addition, the Board considered any specific actions that PLFA, PAM or a Sub-Adviser have taken, or agreed to take, to enhance the investment performance of a Fund, and the results of those actions. In reviewing the performance of each Fund, the Board took into account, among other things, each Fund’s performance track record. A summary of each Fund’s track record is provided below.

Comstock Fund

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three- and ten-year periods and outperformed for the five-year period; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the fifth quintile of its Selected Performance Peer Group for the one-year period, the third quintile for the three- and five-year periods and the fourth quintile for the ten-year period. In evaluating the performance of the Fund, the Board considered that PLFA had advised that the one-year underperformance is primarily attributable to an overweight allocation to the energy sector and that recent performance has improved.

Growth Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one- and three-year periods and underperformed for the five- and ten-year periods; (2) outperformed its primary benchmark for the one-year period and underperformed for the three-, five- and ten-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-year period, the third quintile for the three-year period and the fourth quintile for the five- and ten-year periods. In evaluating the performance of the Fund, the Board considered that the current Sub-Adviser has managed the Fund since 2013.

Large-Cap Growth Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods and underperformed for the ten-year period; (2) outperformed its primary benchmark for the one-year period and underperformed for the three-, five- and ten-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-year period, the third quintile for the three-year period, the first quintile for the five-year period and the fifth quintile for the ten-year period. In evaluating the performance of the Fund, the Board considered that the current Sub-Adviser has managed the Fund since 2013.

Large-Cap Value Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) outperformed its primary benchmark for the one-, five- and ten-year periods and underperformed for the three-year period; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-, three- and ten-year periods and the first quintile for the five-year period.

Main Street Core Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) outperformed its primary benchmark for the one-year period and underperformed for the three-, five- and ten-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-year period, the second quintile for the three- and five-year periods and the third quintile for the ten-year period.

Mid-Cap Equity Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-year period and underperformed for the three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-year period, the third quintile for the three-year period and the fourth quintile for the five- and ten-year periods. In evaluating the performance of the Fund, the Board considered that the current Sub-Adviser has managed the Fund since 2013.

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

Mid-Cap Growth Fund

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three- and five-year periods and outperformed for the ten-year period; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one- and three-year periods, the fifth quintile for the five-year period and the third quintile for the ten-year period. In evaluating the performance of the Fund, the Board considered that the current Sub-Adviser has managed the Fund since 2013 and is therefore not responsible for the Fund’s relative underperformance prior to that time. The Board also considered that PLFA had advised that the one-year underperformance is primarily attributable to the Sub-Adviser’s investment style and security selection, that the Sub-Adviser has a strong long-term track record in managing this investment strategy and that PLFA will continue to closely monitor the Fund to determine if future remedial actions are necessary or appropriate.

Small-Cap Growth Fund

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-year period and the fifth quintile for the three-, five- and ten-year periods. In evaluating the performance of the Fund, the Board considered that the current Sub-Adviser has managed the Fund since 2014 and has a strong long-term track record in managing this strategy.

Small-Cap Value Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods; (2) outperformed its primary benchmark for the one-, three- and five-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-year period, the third quintile for the three-year period and the second quintile for the five-year period. In evaluating the performance of the Fund, the Board considered that the current Sub-Adviser has managed the Fund since 2014.

Emerging Markets Debt Fund

The Fund: (1) underperformed its Selected Performance Peer Group median for the one- and three-year periods; (2) underperformed its primary benchmark for the one- and three-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one- and three-year periods. In evaluating the performance of the Fund, the Board considered that PLFA had advised that the underperformance is primarily attributable to the Sub-Adviser’s investment style and that recent performance has improved.

Emerging Markets Fund

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-year period and outperformed for the three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one-year period and outperformed for the three-, five- and ten-year periods; and (3) is ranked in the fifth quintile of its Selected Performance Peer Group for the one-year period, the third quintile for the three-year period, the second quintile for the five-year period and the first quintile for the ten-year period. In evaluating the performance of the Fund, the Board considered that PLFA had advised that one-year underperformance is primarily attributable to the Sub-Adviser’s security selection, but that long-term performance remains strong and that the Fund’s most recent short-term performance has shown signs of improvement.

International Large-Cap Fund

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-year period and outperformed for the three-, five- and ten-year periods; (2) outperformed its primary benchmark for the one-, five- and ten-year periods and underperformed for the three-year period; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-year period and the third quintile for the three-, five- and ten-year periods.

International Value Fund

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one- and three-year periods, the fourth quintile for the five-year period and the fifth quintile for the ten-year period. In evaluating the performance of the Fund, the Board considered that the current Sub-Adviser has managed the Fund since 2011.

Pacific Funds Diversified Alternatives

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-year period; (2) underperformed its primary benchmark for the one-year period; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period. In evaluating the performance of the Fund, the Board considered that the Fund had not been in operation for a sufficient time period to establish a meaningful track record.

Currency Strategies Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-year period; (2) underperformed its primary benchmark for the one-year period; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-year period. In evaluating the performance of the Fund, the Board considered that the Fund had not been in operation for a sufficient time period to establish a meaningful track record, that one of the Fund’s co-Sub-Advisers was the sole Sub-Adviser from the Fund’s inception until 2014, and that the other co-Sub-Adviser has managed the Fund since 2014.

Global Absolute Return Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-year period; (2) underperformed its primary benchmark for the one-year period; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-year period. In evaluating

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

the performance of the Fund, the Board considered that the Fund had not been in operation for a sufficient time period to establish a meaningful track record and that the Selected Performance Peer Group was of limited usefulness due to the diversity of investment approaches of funds in the peer group.

Real Estate Fund

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three- and five-year periods and outperformed for the ten-year period; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one- and three-year periods, the fourth quintile for the five-year period and the second quintile for the ten-year period. In evaluating the performance of the Fund, the Board considered that PLFA had advised that the underperformance is primarily attributable to the Sub-Adviser’s investment style, which tends to be more conservative and more focused on relative value than peers. The Board also considered that the Fund’s peer universe is small, that the level of relative underperformance was small and that recent performance has improved.

Pacific Funds Core Income

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-year period and outperformed for the three-year period; (2) underperformed its primary benchmark for the one-year period and outperformed for the three-year period; and (3) is ranked in the fifth quintile of its Selected Performance Peer Group for the one-year period and the first quintile for the three-year period. In evaluating the performance of the Fund, the Board considered that PLFA had advised that the one-year underperformance is primarily attributable to security selection but that longer-term performance remains strong.

Pacific Funds Floating Rate Income

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-year period and outperformed for the three-year period; (2) underperformed its primary benchmark for the one- and three-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period and the first quintile for the three-year period.

Pacific Funds High Income

The Fund: (1) underperformed its Selected Performance Peer Group median for the one- and three-year periods; (2) underperformed its primary benchmark for the one- and three-year periods; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-year period and the third quintile for the three-year period. In evaluating the performance of the Fund, the Board considered that PLFA had advised that underperformance is primarily attributable to security selection in 2014.

Pacific Funds Limited Duration High Income

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-year period; (2) underperformed its primary benchmark for the one-year period; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period. In evaluating the performance of the Fund, the Trustees considered that the Fund had not been in operation for a sufficient time period to establish a meaningful track record.

Pacific Funds Short Duration Income

The Fund: (1) outperformed its Selected Performance Peer Group median for the one- and three-year periods; (2) underperformed its primary benchmark for the one-year period and outperformed for the three-year period; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period and the first quintile for the three-year period.

Pacific Funds Strategic Income

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-year period and outperformed for the three-year period; (2) underperformed its primary benchmark for the one-year period and outperformed for the three-year period; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-year period and first quintile for the three-year period.

Floating Rate Loan Fund

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three- and five-year periods; (2) underperformed its primary benchmark for the one-, three- and five-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period, the fifth quintile for the three-year period and the fourth quintile for the five-year period. In evaluating the performance of the Fund, the Board considered that the current Sub-Adviser has managed the Fund since 2010, that PLFA had advised that the underperformance is primarily attributable to the Sub-Adviser’s investment style, which tends to favor higher quality loans, and that the Sub-Adviser has performed as expected in more volatile markets and managed the strategy successfully during the 2008 liquidity crisis.

Inflation Managed Fund

The Fund: (1) underperformed its Selected Performance Peer Group median for the one- and three-year periods and outperformed for the five- and ten-year periods; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one- and three-year periods and the first quintile for the five- and ten-year periods. In evaluating the performance of the Fund, the Board considered that PLFA had advised that recent underperformance is primarily attributable to portfolio positioning but that longer-term performance remains competitive. The Board also considered that a co-Sub-Adviser was added in January 2015, and, therefore, the Sub-Advisory Agreement with respect to that co-Sub-Adviser was not up for renewal at this time.

Managed Bond Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one- and ten-year periods, performed in line with its median for the three-year period and underperformed for the five-year period; (2) underperformed its primary benchmark for the one-, three- and five-

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

year periods and outperformed for the ten-year period; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-year period, the third quintile for the three-year period, the fourth quintile for the five-year period and the first quintile for the ten-year period. In evaluating the performance of the Fund, the Board considered that one of the Fund’s co-Sub-Advisers was the sole Sub-Adviser from the Fund’s inception until 2014, and that the other co-Sub-Adviser has managed the Fund since 2014. The Board also considered that PLFA had advised that underperformance is primarily attributable to one of the Sub-Adviser’s interest rate and sector positioning in 2011, 2013 and 2014, that recent performance has improved, and that PLFA will continue to closely monitor the Fund.

Short Duration Bond Fund

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one-, three- and ten-year periods and performed in line with its primary benchmark for the five-year period; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-, three- and ten-year periods and the fifth quintile for the five-year period. In evaluating the performance of the Fund, the Board considered that the current Sub-Adviser has managed the Fund since 2011 and that PLFA had advised that underperformance is primarily attributable to the Sub-Adviser’s investment style, which tends to be more conservative than peers.

Pacific Funds Portfolio Optimization Conservative

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) underperformed its custom benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period, the fifth quintile for the three- and five-year periods and the fourth quintile for the ten-year period. In evaluating the performance of the Fund, the Board considered that PLFA had advised that underperformance is primarily attributable to an underweight to equities and an allocation to alternative asset classes, that the Fund was more conservatively managed than many of its peers, that the Fund’s equity allocation was increased in 2015 and that recent performance has improved.

Pacific Funds Portfolio Optimization Moderate-Conservative

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) underperformed its custom benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-, five- and ten-year periods and the fourth quintile for the three-year period. In evaluating the performance of the Fund, the Board considered that PLFA had advised that underperformance is primarily attributable to an allocation to alternative asset classes and emerging market equities and that recent performance has improved.

Pacific Funds Portfolio Optimization Moderate

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) underperformed its custom benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one- and ten-year periods and the fifth quintile for the three- and five-year periods. In evaluating the performance of the Fund, the Board considered that PLFA had advised that underperformance is primarily attributable to an underweight to equities, particularly domestic growth stocks, and an allocation to alternative and emerging market asset classes, that the Fund was more conservatively managed than many of its peers, that the Fund’s equity allocation was increased in 2015 and that recent performance has improved.

Pacific Funds Portfolio Optimization Growth

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-year period and underperformed for the three-, five- and ten-year periods; (2) underperformed its custom benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one- and ten-year periods, the fifth quintile for the three-year period and the fourth quintile for the five-year period. In evaluating the performance of the Fund, the Board considered that PLFA had advised that underperformance is primarily attributable to an underweight to domestic equities and an allocation to alternative asset classes, that the Fund was more conservatively managed than many of its peers and that recent performance has improved.

Pacific Funds Portfolio Optimization Aggressive-Growth

The Fund: (1) underperformed its Selected Performance Peer Group for the one-, three-, five- and ten-year periods; (2) underperformed its custom benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period and the fourth quintile for the three-, five- and ten-year periods. In evaluating the performance of the Fund, the Board considered that PLFA had advised that underperformance is primarily attributable to an allocation to alternative asset classes, and that recent performance has improved.

The Trustees reviewed the monitoring of each Sub-Advisers’ investment results by PLFA, including PLFA’s historical practice of recommending to the Trustees the use of a new sub-adviser if performance lagged and the prospects for improvement within a reasonable timeframe were not promising, and reviewed the monitoring of the PAM unit’s investment results by PLFA. Generally, the Trustees noted that there continues to be a record of well-managed Funds that work well in the Asset Allocation Funds and that the Asset Allocation Funds provide a range of professionally managed asset allocation investment options. The Trustees considered the steps PLFA has taken to seek to improve performance of the Asset Allocation Funds, including ongoing assessment of asset allocation determinations, diversifying asset class investment options by adding additional underlying Funds, and adding or changing Sub-Advisers to the underlying Funds. The Trustees also noted that the Funds continue to deliver the investment style as disclosed to shareholders. The Trustees also noted the use by investors of the Asset Allocation Funds and the benefits the Asset Allocation Funds provide for shareholders generally.

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

The Board concluded that PLFA continues to have a long record of effectively managing a multi-manager fund group and asset allocation funds designed to give shareholders a reasonable array of choices through which to implement their investment programs. The Board further concluded that PLFA was implementing each Fund’s investment objective either directly or through the selection of Sub-Advisers and that PLFA’s record in managing each Fund indicates that its continued management, as well as the continuation of the respective Sub-Advisory Agreements, will benefit each Fund and its shareholders.

C. Advisory Fees and Total Expense Ratios

The Trustees requested, received and reviewed information from PLFA relating to the advisory fees paid by the Funds and the sub-advisory fees paid by PLFA, including the portion of the advisory fees paid to each Sub-Adviser as compared to the portion retained by PLFA. The Trustees considered the nature and quality of the services provided by PLFA and also considered the nature and quality of services provided by each Sub-Adviser. The Independent Trustees also requested and reviewed information from the Independent Consultant along with the Independent Consultant’s analysis of advisory fees, sub-advisory fees and certain Fund expenses, excluding any applicable service or distribution fees that were selected by the Independent Consultant for purposes of the peer group expense comparisons (“Operating Expenses”). The Trustees reviewed the advisory fees, sub-advisory fees and Operating Expenses of each Fund and compared such amounts with the fees and expense levels of applicable peer funds identified by the Independent Consultant (each a “Selected Expense Peer Group”). The Trustees reviewed a description of the Independent Consultant’s methodology for constructing the Selected Expense Peer Groups, noting that each Selected Expense Peer Group includes a group of similarly-sized funds with comparable strategies from a universe of funds that (i) included both sub-advised and directly managed funds; (ii) excluded funds that are managed with non-standard business models and expense structures; and (iii) excluded index funds. With respect to the Portfolio Optimization Funds, the Trustees also compared the net expense ratio with the average net expense ratio of funds in the Morningstar Category that PLFA determined to be similar to the relevant Portfolio Optimization Fund (“Comparable Peer Fund Average”).

A summary of some of the comparative fee and expense information considered by the Trustees for each Fund is provided below.

Comstock Fund

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group. The Trustees noted that PLFA currently has contractually agreed to waive 0.015% of its advisory fee.

Growth Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Large-Cap Growth Fund

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group. The Trustees noted that PLFA currently has contractually agreed to waive 0.045% of its advisory fee.

Large-Cap Value Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Main Street Core Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Mid-Cap Equity Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Mid-Cap Growth Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group. The Trustees noted that PLFA currently has contractually agreed to waive 0.05% of its advisory fee.

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

Small-Cap Growth Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Small-Cap Value Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Emerging Markets Debt Fund

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Emerging Markets Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

International Large-Cap Fund

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

International Value Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Pacific Funds Diversified Alternatives

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fifth quintile of its Selected Expense Peer Group. The Trustees noted that the Independent Trustees had negotiated a fee waiver agreement with PLFA, which is effective through July 31, 2016 and renews automatically for one-year periods unless terminated pursuant to the terms of the agreement. The Trustees considered that pursuant to this fee waiver agreement, PLFA has agreed to a breakpoint schedule that will reduce its advisory fee once the Fund attains varying higher asset levels. The Trustees further noted that PLFA had advised that it did not consider the Selected Expense Peer Group to be an appropriate category for the Fund and that, when compared to what PLFA considers to be the appropriate category, the Operating Expenses for the Fund are below the category average.

Currency Strategies Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Global Absolute Return Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Real Estate Fund

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

Pacific Funds Core Income

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group. The Trustees noted that the Independent Trustees had negotiated a fee waiver agreement with PLFA, which is effective through July 31, 2016 and renews automatically for one-year periods unless terminated pursuant to the terms of the agreement. The Trustees considered that pursuant to this fee waiver agreement, PLFA has agreed to a breakpoint schedule that will reduce its advisory fee once the Fund attains varying higher asset levels.

Pacific Funds Floating Rate Income

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are in line with the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group. The Trustees noted that the Independent Trustees had negotiated a fee waiver agreement with PLFA, which is effective through July 31, 2016 and renews automatically for one-year periods unless terminated pursuant to the terms of the agreement. The Trustees considered that pursuant to this fee waiver agreement, PLFA has agreed to a breakpoint schedule that will reduce its advisory fee once the Fund attains varying higher asset levels.

Pacific Funds High Income

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group. The Trustees noted that the Independent Trustees had negotiated a fee waiver agreement with PLFA, which is effective through July 31, 2016 and renews automatically for one-year periods unless terminated pursuant to the terms of the agreement. The Trustees considered that pursuant to this fee waiver agreement, PLFA has agreed to a breakpoint schedule that will reduce its advisory fee once the Fund attains varying higher asset levels.

Pacific Funds Limited Duration High Income

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group. The Trustees noted that PLFA currently has contractually agreed to waive 0.02% of its advisory fee. The Trustees further noted that the Independent Trustees had negotiated an additional fee waiver agreement with PLFA, which is effective through July 31, 2016 and renews automatically for one-year periods unless terminated pursuant to the terms of the agreement. The Trustees considered that pursuant to this fee waiver agreement, PLFA has agreed to a breakpoint schedule that will reduce its advisory fee once the Fund attains varying higher asset levels.

Pacific Funds Short Duration Income

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group. The Trustees noted that the Independent Trustees had negotiated a fee waiver agreement with PLFA, which is effective through July 31, 2016 and renews automatically for one-year periods unless terminated pursuant to the terms of the agreement. The Trustees considered that pursuant to this fee waiver agreement, PLFA has agreed to a breakpoint schedule that will reduce its advisory fee once the Fund attains varying higher asset levels.

Pacific Funds Strategic Income

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fifth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fifth quintile of its Selected Expense Peer Group. The Trustees noted that the Independent Trustees had negotiated a fee waiver agreement with PLFA, which is effective through July 31, 2016 and renews automatically for one-year periods unless terminated pursuant to the terms of the agreement. The Trustees considered that pursuant to this fee waiver agreement, PLFA has agreed to a breakpoint schedule that will reduce its advisory fee once the Fund attains varying higher asset levels. The Trustees further noted that PLFA had advised that it did not consider the Selected Expense Peer Group to be an appropriate category for the Fund and that, when compared to what PLFA considers to be the appropriate category, the Operating Expenses for the Fund are in line with the category average.

Floating Rate Loan Fund

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are in line with the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group. The Trustees noted that PLFA currently has contractually agreed to waive 0.10% of its advisory fee and that the advisory fee is in line with peers when the contractual waiver is taken into account.

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

Inflation Managed Fund

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group.

Managed Bond Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Short Duration Bond Fund

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

Pacific Funds Portfolio Optimization Conservative

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (c) the net expense ratio was higher than the Comparable Peer Fund Average. The Trustees noted that the Independent Trustees had negotiated a fee waiver agreement with PLFA, which is effective through July 31, 2016 and renews automatically for one-year periods unless terminated pursuant to the terms of the agreement. The Trustees considered that pursuant to this fee waiver agreement, PLFA has agreed to a breakpoint schedule that will reduce its advisory fee once the Fund attains varying higher asset levels.

Pacific Funds Portfolio Optimization Moderate-Conservative

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (c) the net expense ratio was higher than the Comparable Peer Fund Average. The Trustees noted that the Independent Trustees had negotiated a fee waiver agreement with PLFA, which is effective through July 31, 2016 and renews automatically for one-year periods unless terminated pursuant to the terms of the agreement. The Trustees considered that pursuant to this fee waiver agreement, PLFA has agreed to a breakpoint schedule that will reduce its advisory fee once the Fund attains varying higher asset levels.

Pacific Funds Portfolio Optimization Moderate

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (c) the net expense ratio was higher than the Comparable Peer Fund Average. The Trustees noted that the Independent Trustees had negotiated a fee waiver agreement with PLFA, which is effective through July 31, 2016 and renews automatically for one-year periods unless terminated pursuant to the terms of the agreement. The Trustees considered that pursuant to this fee waiver agreement, PLFA has agreed to a breakpoint schedule that will reduce its advisory fee once the Fund attains varying higher asset levels.

Pacific Funds Portfolio Optimization Growth

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (c) the net expense ratio was lower than the Comparable Peer Fund Average. The Trustees noted that the Independent Trustees had negotiated a fee waiver agreement with PLFA, which is effective through July 31, 2016 and renews automatically for one-year periods unless terminated pursuant to the terms of the agreement. The Trustees considered that pursuant to this fee waiver agreement, PLFA has agreed to a breakpoint schedule that will reduce its advisory fee once the Fund attains varying higher asset levels.

Pacific Funds Portfolio Optimization Aggressive-Growth

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (c) the net expense ratio was lower than the Comparable Peer Fund Average. The Trustees noted that the Independent Trustees had negotiated a fee waiver agreement with PLFA, which is effective through July 31, 2016 and renews automatically for one-year periods unless terminated pursuant to the terms of the agreement. The Trustees considered that pursuant to this fee waiver agreement, PLFA has agreed to a breakpoint schedule that will reduce its advisory fee once the Fund attains varying higher asset levels.

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

During their review, the Trustees noted that all of the Funds were subject to contractual expense limitations on certain operating expenses agreed to by PLFA.

The Trustees also considered information from the Sub-Advisers regarding the comparative sub-advisory fees charged under other investment advisory contracts for similarly managed accounts, such as contracts of each Sub-Adviser with other similarly managed registered investment companies or other types of clients. The Trustees noted that in many cases there were differences in the level of services provided to the Funds by the Sub-Advisers and that the level of services provided by these Sub-Advisers on these other accounts differed due to the nature of the accounts or because there were other reasons to support the difference in fees, such as an affiliation between the Sub-Adviser and the account. These differences often explained variations in fee schedules. The Trustees were mindful that, with regard to the Sub-Advised Funds, the fee rates were the result of arms’-length negotiations between PLFA and the Sub-Advisers, and that any sub-advisory fees are paid by PLFA and are not paid directly by a Fund.

The Board concluded that the advisory fees, sub-advisory fees and total expenses of each Fund were fair and reasonable.

D. Costs, Level of Profits and Economies of Scale

The Trustees reviewed information provided by PLFA regarding PLFA’s costs of sponsoring and operating the Funds and information regarding the profitability of PLFA from each Fund. For purposes of analyzing PLFA’s costs and profitability with respect to the Funds, the Trustees assigned credibility to PLFA’s view that little weight should be given to the fees of Pacific Select Fund, another open-end investment company advised by PLFA that consists of multiple funds, on the basis that there are significant differences between Pacific Funds and Pacific Select Fund, including differences in fund size and platforms on which the funds are offered. For the Sub-Advised Funds, the Trustees also reviewed information provided by the Sub-Advisers regarding their costs in managing the Sub-Advised Funds and their profitability from the Funds.

PLFA and the Sub-Advisers’ Costs and Profitability. The Trustees noted that, based on the data available, PLFA appears to be providing and operating products that are competitively priced with other funds, especially other multi-manager and asset allocation funds. The Trustees noted PLFA’s willingness to build its investment capabilities and to sponsor new funds that PLFA believed would benefit the Asset Allocation Funds, despite the potential subsidies required by PLFA during a new fund’s start-up phase. The Trustees also noted that the analysis of the Trust’s profitability to PLFA supported a conclusion that PLFA’s costs and profitability are reasonable, whether considered inclusive or exclusive of distribution costs.

The Trustees also reviewed information provided regarding the structure and manner in which PLFA’s investment professionals were compensated and their respective views of the relationship of such compensation to the attraction and retention of quality personnel. The Trustees considered PLFA’s willingness to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements. The Trustees also considered the organizational strengths of the Sub-Advisers and their ability to attract and retain investment personnel over time and to sustain the staffing of investment teams that provide services to the Sub-Advised Funds.

With respect to the Sub-Advisers, the Trustees noted that it was difficult in many cases to accurately determine or evaluate the Sub-Advisers’ costs and the profitability of the Sub-Advisory Agreements to the Sub-Advisers because of, among other things, the differences in the types and content of information provided by the Sub-Advisers, the fact that many Sub-Advisers manage substantial assets other than the Funds and, further, that any such assessment would involve assumptions regarding the Sub-Advisers’ expense allocation policies, capital structure, cost of capital, business mix and other factors.

Accordingly, in the case of the Sub-Advisers, the Trustees considered the data described above in light of the arms’-length nature of the relationship (for the Sub-Advised Funds) between PLFA and such Sub-Advisers with respect to the negotiation of fund sub-advisory fees and the fact that such fees are paid by PLFA.

Economies of Scale. The Trustees noted and considered the extent to which economies of scale are realized by PLFA and the Sub-Advisers as each Fund grows, and whether advisory fee levels reflect economies of scale if the Funds grow in size. The Trustees noted PLFA’s commitment to competitive total expenses of the Funds through expense limitation agreements and, for certain Asset Allocation and PAM-Managed Funds, through advisory fee waivers. The Trustees also noted PLFA’s and its affiliates’ consistent reinvestment in the business in the form of adding to investment capabilities and resources, improvements in technology, product innovations and customer service. The Trustees considered information relating to economies of scale provided by PLFA, PLFA’s willingness to discuss and evaluate the topic of economies of scale with the Trustees, and PLFA’s agreement to enter into advisory fee waivers for certain PAM-Managed Funds and Asset Allocation Funds that create effective breakpoints at asset levels at which PLFA believes it will have attained a level of profit that can be shared with these Funds.

With respect to the Sub-Advised Funds, the Trustees considered that the advisory fee for each Fund was originally set at an amount that was intended to be lower than peers to attract assets at the Fund’s inception. The Trustees noted that because fees for the Funds started relatively low from the first dollar under management in relation to peers, economies of scale will be realized at higher asset levels than would otherwise be the case. The Trustees also considered that some Sub-Advisers have agreed to breakpoints in their sub-advisory fees schedules that are not passed on to the Sub-Advised Funds through matching breakpoints in PLFA’s advisory fee schedule. The Trustees noted that in setting its advisory fees relatively low at inception as compared to peers, and in subsidizing the expenses of the Funds from their inception and for many years, PLFA’s economics from the Sub-Advised Funds should be considered separate and apart from the economics of the Sub-Advisers. The Trustees noted PLFA’s view that the sub-advisory fee breakpoints were important for PLFA’s economics to overcome its expenses from the Funds. The Trustees also noted that shareholders will benefit from effective breakpoints for the Asset Allocation Funds.

The Trustees also considered PLFA’s willingness to reduce its own fees through certain advisory fee waivers and expense limitation agreements, whereby PLFA will reimburse the Funds for certain expenses that exceed stated expense caps. The Trustees further noted that

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

PLFA has agreed to reduce its own fees as assets grow through advisory fee waivers effective through July 31, 2016 for the pertinent Asset Allocation Funds and PAM-Managed Funds. The Trustees considered that these advisory fee waivers will effectively implement breakpoints in PLFA’s advisory fees at higher asset levels of these Funds, which are intended to share future economies of scale that PLFA believes it will attain.

The Trustees noted that PLFA and its affiliates had consistently reinvested in the business in the form of improvements in technology, product innovations, personnel and resources. In particular, the Trustees noted that PLFA had created new positions responsible for asset allocation and risk management during the prior year and had hired experienced personnel to fill these positions.

The Trustees additionally noted that economies of scale were difficult to measure with precision, particularly on a Fund by Fund basis. This analysis is complicated by the additional services and content provided by PLFA and its affiliates through reinvestment in the business, as discussed above. The Trustees considered that the Funds are well managed, and provide shareholders with sophisticated asset allocation investment options at reasonable fee levels. The Board noted that PLFA had taken steps to ensure that shareholders benefit by negotiating favorable terms with service providers, and to provide certain support services, including, but not limited to, legal, compliance and accounting services, to the Funds on an approximate cost basis as opposed to an asset-based charge.

The Board determined that PLFA and its affiliates are sharing economies of scale given its agreement to reduce its own fees through fee waivers as assets grow for certain Funds, its commitment to competitive total expenses of the Funds, and the consistent reinvestment in the business in the form of improvements in technology and other resources and investments in personnel. The Board considered that PLFA has not yet attained levels of profitability that warrant sharing of economies of scale for some Funds, including the Sub-Advised Funds, but noted that shareholders will benefit in the future from the effective breakpoints for the Asset Allocation Funds. The Board further considered that it will continue to review whether there are additional economies of scale that will be realized as the Funds grow that can be shared with shareholders. The Board concluded that the Funds’ cost structures were reasonable and that overall profitability appeared reasonable at the current time. The Board further concluded that PLFA was sharing economies of scale with each Fund and its shareholders to their benefit.

E. Ancillary Benefits

The Trustees requested and received from PLFA and the Sub-Advisers information concerning other benefits received by PLFA, Pacific Life, the Sub-Advisers, and their affiliates as a result of their respective relationship with the Funds, including various service arrangements with PLFA affiliates and reimbursement at an approximate cost basis for support services in the case of PLFA, as well as commissions paid to broker-dealers affiliated with certain Sub-Advisers and the use of soft-dollars by certain of the Sub-Advisers. The Trustees also considered ancillary benefits received by Pacific Life and its affiliates from the Funds. The Trustees considered information concerning other significant economic relations between the Sub-Advisers and their affiliates and with PLFA and its affiliates and noted PLFA’s processes and procedures to identify and disclose such relationships to the Board. The Trustees also considered PLFA’s and each Sub-Adviser’s strong practices and procedures with regard to managing conflicts of interest and ensuring that such conflicts do not prevent PLFA or the Sub-Advisers from acting in the best interests of the Funds and their shareholders.

The Board concluded that such benefits were consistent with those generally derived by investment advisers to mutual funds or were otherwise not unusual.

F. Conclusion

Based on their review, including their consideration of each of the factors referred to above, and assisted by the advice of the Independent Consultant and independent counsel to the Independent Trustees, the Board, including the Independent Trustees, concluded that the Advisory Agreement and each applicable Sub-Advisory Agreement are fair and reasonable with respect to each Fund and its shareholders, and that the renewal of the Advisory Agreement and each applicable Sub-Advisory Agreement would be in the best interests of the Funds and their shareholders. The Board did not indicate that any single factor was determinative of its decision to approve the Advisory Agreement and each applicable Sub-Advisory Agreement, but indicated that the Board based its determination on the total mix of information available to it.

III. Other Investment Advisory and Sub-Advisory Agreement Approvals

In addition to considering the renewal of the Advisory Agreement and existing Sub-Advisory Agreements during the period, the Board considered and approved the Advisory Agreement and Sub-Advisory Agreement with respect to six new Funds as discussed below.

Pacific Funds Large-Cap, Pacific Funds Large-Cap Value, Pacific Funds Small/Mid-Cap, Pacific Funds Small-Cap, Pacific Funds Small-Cap Value and Pacific Funds Small-Cap Growth

At an in-person meeting on September 17, 2015, the Board, including all the Independent Trustees, approved the establishment and designation of six newly-organized Funds of the Trust, Pacific Funds Large-Cap, Pacific Funds Large-Cap Value, Pacific Funds Small/Mid-Cap, Pacific Funds Small-Cap, Pacific Funds Small-Cap Value and Pacific Funds Small-Cap Growth, effective on or about January 11, 2016. In connection with this approval, the Board also approved, effective on or about January 11, 2016, the Advisory Agreement with PLFA with respect to the new Funds (the “PF U.S. Equity Funds Advisory Agreement”) and the Sub-Advisory Agreement with Rothschild Asset Management Inc. (“Rothschild”) (the “Rothschild Sub-Advisory Agreement”).

In evaluating the PF U.S. Equity Funds Advisory Agreement and the Rothschild Sub-Advisory Agreement, the Board, including all the Independent Trustees, considered the following factors, among others:

A. Nature, Extent and Quality of Services to be Provided

Fund Oversight and Supervision – PLFA, its personnel and its resources. The Trustees considered the depth and quality of PLFA’s investment management process, including its sophisticated monitoring and oversight of Sub-Advisers; the experience, capability and integrity

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

of its senior management and other personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Trustees considered the high quality of the products and services provided by PLFA and its affiliates, such as the many educational services and tools offered to assist intermediaries in effectively understanding and meeting shareholder needs. The Trustees also noted that PLFA regularly informs them about matters relevant to the Trust, its shareholders and investing.

The Trustees also considered that PLFA’s investment, legal, compliance and accounting professionals have access to and utilize a variety of resources and systems relating to investment management, compliance, trading, performance analysis, security valuation and portfolio accounting. The Trustees further considered PLFA’s continuing need to attract and retain qualified personnel and to maintain and enhance its resources and systems.

The Trustees considered the benefits to shareholders of retaining PLFA to serve as the investment adviser to the Funds in light of the nature, extent, and quality of services expected to be provided by PLFA. The Trustees considered PLFA’s ability to provide an appropriate level of support and resources to the Funds, and that PLFA has sufficiently qualified personnel to provide the appropriate investment management, compliance and monitoring services required for the Funds. The Trustees based this review on information and materials provided to them throughout the year by PLFA. The Trustees considered PLFA’s continued development and use of analytical tools for assessing fund performance and the performance of Sub-Advisers, conducting an attribution analysis on performance and reporting on performance to the Trustees. The Trustees noted that PLFA uses these tools to monitor and identify underperformance relative to applicable benchmarks or peer groups, and then conducts various analyses to try to assess the sources of and reasons for underperformance. The Trustees noted that PLFA has developed processes to oversee and monitor a Sub-Adviser’s execution of investment strategies. The Trustees noted that PLFA provides the Board with analysis of this data over rolling periods to assist the Board in identifying trends in fund performance and other areas, and periodically provides the Trustees with information on economic and market trends to provide a context for assessing recent performance.

The Trustees also noted that PLFA conducts periodic due diligence on Sub-Advisers involving on-site visits, in-person meetings and telephonic meetings to gather information that PLFA uses to attempt to gain an in-depth understanding of a Sub-Adviser’s investment process and to seek to identify issues that may be relevant to a Sub-Adviser’s services to a fund or a fund’s performance. The Trustees also considered the background and experience of PLFA’s senior management, and the experience of and amount of attention expected to be given to the Funds by PLFA’s management and staff.

The Trustees also considered PLFA’s compliance operations with respect to the Trust, including the measures taken by PLFA to assist the Trust in complying with Rule 38a-1 under the 1940 Act. The Trustees further considered the monitoring and additional services that would be provided by PLFA to the Funds, including assistance with performance evaluation, risk management oversight, preparation of periodic performance and financial reports, review of trade execution and coordination of the services of other service providers to the Trust.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services to be provided by PLFA to the Funds under the PF U.S. Equity Funds Advisory Agreement.

Rothschild. The Trustees considered the benefits to shareholders of retaining Rothschild as sub-adviser to the Funds, particularly in light of the nature, extent, and quality of the services expected to be provided by Rothschild to each Fund. In this regard, the Trustees considered various materials relating to Rothschild, including copies of the proposed Rothschild Sub-Advisory Agreement; copies of Rothschild’s Form ADV; financial information; and other information deemed relevant to the Trustees’ evaluation, including comprehensive assessments from senior management of PLFA.

The Trustees considered that under the Rothschild Sub-Advisory Agreement, Rothschild would be responsible for providing the investment management services for the Funds’ assets, including investment research, advice and supervision, and determining which securities would be purchased or sold by the Funds. The Trustees considered the quality of the management services expected to be provided to the Funds over both the short- and long-term, the organizational depth and resources of Rothschild, including the background and experience of Rothschild’s management and the expertise of the portfolio management team, as well as the investment strategies, processes and philosophy to be used with respect to the Funds’ investment strategies.

In addition, the Trustees considered that the Trust’s CCO had reviewed the written compliance policies and procedures of Rothschild. The Trustees also considered the CCO’s assessment of Rothschild’s compliance program required under Rule 38a-1 of the 1940 Act and its code of ethics, prior to the effectiveness of the Rothschild Sub-Advisory Agreement.

The Trustees took note of the due diligence PLFA conducted with respect to Rothschild and were aided by the assessment and recommendation of PLFA and the in-person presentation and materials provided by Rothschild.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services anticipated to be provided to the Funds by PLFA under the PF U.S. Equity Funds Advisory Agreement and Rothschild under the Rothschild Sub-Advisory Agreement.

B. Performance

The Trustees considered PLFA’s efforts to identify advisory firms that are qualified to manage domestic equity strategies and PLFA’s identification of Rothschild to serve as sub-adviser with regard to the Funds’ day-to-day investment activities. The Trustees considered that the Funds would adopt the performance histories of six existing open-end mutual funds, each a series of the Professionally Managed Portfolios (the “Acquired Funds”), through reorganization transactions, subject to shareholder approval of the Acquired Funds. The Trustees considered that the Acquired Funds are managed by Rothschild, and that the investment processes and techniques used by Rothschild for the Acquired Funds are substantially similar to the investment processes and techniques to be used by Rothschild for the Funds. The Trustees considered

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

Rothschild’s experience managing domestic equity strategies, as well as other factors concerning performance in connection with their consideration of this matter and in connection with approval of the Rothschild Sub-Advisory Agreement, including the factors described below.

The Trustees considered information about the historical performance of accounts managed by the same Rothschild portfolio management teams that would manage the Funds using similar investment strategies (the “Rothschild Comparable Performance”). The Trustees considered that this information included a comparison of the Rothschild Comparable Performance against a pertinent benchmark and against the applicable peer group for the year-to-date, one-, three-, five- and ten-year periods, as applicable, as of June 30, 2015. The Trustees also considered that this information included a comparison of the Rothschild Comparable Performance against a pertinent benchmark and an applicable peer group for each of the previous seven calendar years. Additionally, the Trustees considered the standard deviation, risk-adjusted returns and upside/downside capture ratio of the Rothschild Comparable Performance during certain periods.

The Trustees considered additional information about the historical performance of each Acquired Fund against a pertinent benchmark for the since inception periods as of June 30, 2015. In addition, the Trustees considered the need for Rothschild to adhere to the Funds’ general investment mandates in order to function appropriately in the Portfolio Optimization Funds.

The Board determined that Rothschild’s performance record with respect to the Acquired Funds and similarly managed accounts was acceptable.

C. Advisory and Sub-Advisory Fees

PLFA. The Trustees requested, received and reviewed information from PLFA relating to the proposed advisory fee and total operating expenses for each Fund. The Trustees reviewed the proposed advisory fee for each Fund compared with the average fees of other funds in an applicable peer group. The Trustees also noted that Pacific Funds Large-Cap would be subject to a contractual fee waiver agreed to by PLFA. The Trustees considered that the proposed advisory fees were in line with industry averages for similar investment products based on the data presented to the Board.

The Board concluded that the compensation payable to PLFA under the PF U.S. Equity Funds Advisory Agreement is fair and reasonable.

Rothschild. The Trustees considered information regarding the comparative advisory fees charged under other investment advisory contracts of Rothschild with regard to other funds and accounts with substantially similar investment strategies as the Funds. In comparing the proposed sub-advisory fees to be paid by the Funds to fees charged by Rothschild for the other similarly-managed accounts, the Trustees noted that there were differences in the nature of the Funds and those accounts, the services provided to each and the competitive landscape surrounding each that could reasonably be expected to account for differences in fee schedules.

The Trustees noted that the fee rates were the result of arms’-length negotiations between PLFA and Rothschild, and that the Funds’ sub-advisory fees are paid by PLFA and are not paid directly by the Funds.

The Board concluded that the compensation payable under the Rothschild Sub-Advisory Agreement is fair and reasonable.

D. Costs, Level of Profits and Economies of Scale

Costs and Profitability. The Trustees reviewed information regarding PLFA’s projected costs of sponsoring the Funds and information regarding the anticipated projected profitability of each proposed Fund to PLFA. The Trustees considered the projected cost of services to be provided and projected profits to be realized by PLFA from the relationship with each Fund based on the projected assets, income and expenses of PLFA in its relationship with the Fund. The Trustees noted that this projected information contains estimates because there is no actual operating history for the Funds. The Trustees also considered the overall financial soundness of PLFA.

The Trustees considered information regarding the projected profitability of the Rothschild Sub-Advisory Agreement to Rothschild, to the extent practicable based on the information provided by Rothschild regarding its firm-level profitability. The Trustees noted that any assessment of projected profitability would involve assumptions regarding expense allocations and other factors. Given the arms’-length nature of the relationship between PLFA and Rothschild with respect to the negotiation of Fund sub-advisory fees, the fact that such fees are paid by PLFA, and the fact that the projected profitability of the Rothschild Sub-Advisory Agreement to Rothschild is an estimate because it had not yet begun to manage the Funds, the Trustees considered that profitability information provided by Rothschild was of limited utility at this time.

Economies of Scale. The Trustees considered the extent to which economies of scale may be realized by the Funds as assets grow. The Trustees considered the current asset levels in the Acquired Funds, which would be transferred to the Funds upon closing of the reorganizations. The Trustees considered that although the advisory fee schedules for the Funds do not contain breakpoints, the projected net expense ratios for the Funds are competitive with peers. The Trustees considered that there would be an advisory fee waiver agreement in place for Pacific Funds Large-Cap for a period of two years from the closing date of the reorganizations of the Acquired Funds into the Funds. The Trustees considered the expense limitation arrangements for the Funds.

The Board concluded that the Funds’ fee structures reflected in the PF U.S. Equity Funds Advisory Agreement and Rothschild Sub-Advisory Agreement are fair and reasonable.

E. Ancillary Benefits

The Trustees received information from PLFA and Rothschild concerning other benefits that may be received by PLFA and Rothschild and their affiliates as a result of their relationship with the Funds, including commissions that may be paid to broker-dealers affiliated with Rothschild and the anticipated use of soft-dollars by Rothschild. In this regard, the Trustees noted that Rothschild represented that it does not anticipate utilizing an affiliated broker-dealer and that it anticipates using soft dollar credits generated by Fund commissions to pay for research services.

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

With respect to PLFA, the Trustees considered that the potential benefits that may be derived by PLFA from its relationship with the Funds could include larger assets under management and reputational benefits, which are consistent with those generally derived by investment advisers to mutual funds. The Trustees also considered benefits that may be derived by affiliates of PLFA, including Pacific Life and Pacific Select Distributors, LLC (“PSD”), including the marketing support payments from Rothschild to PSD. The Trustees also considered potential benefits to be derived by Rothschild and that such benefits were consistent with those generally derived by sub-advisers to mutual funds or were otherwise not unusual.

F. Conclusion

Based on their review, including the consideration of each of the factors referred to above, the Board found that: (i) the PF U.S. Equity Funds Advisory Agreement and Rothschild Sub-Advisory Agreement are in the best interests of each Fund and its shareholders; and (ii) the compensation payable by each Fund under the PF U.S. Equity Funds Advisory Agreement and Rothschild Sub-Advisory Agreement is fair and reasonable. No single factor was determinative of the Board’s findings, but rather the Trustees based their determination on the total mix of information available to them.

PACIFIC FUNDS

WHERE TO GO FOR MORE INFORMATION

(Unaudited)

Availability of Quarterly Holdings

The Trust files Form N-Q (complete schedules of fund holdings) with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year not later than 60 days after the close of the applicable quarter end. The Trust’s Form N-Q, (when required) is filed pursuant to applicable regulations and is available after filing (i) on the SEC’s website at http://www.sec.gov; (ii) for review and copying at the SEC’s Public Reference Room in Washington, D.C. (information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330); and (iii) on the Trust’s website at https://www.pacificlife.com/pacificfunds.html. The SEC may charge you a fee for this information.

Availability of Proxy Voting Record

By August 31 of each year, the Trust files information regarding how the Trust’s managers voted proxies relating to fund securities during the most recent twelve-month period ended June 30. Such information is available after filing on the Trust’s’ website and on the SEC’s website noted below.

Information Relating to Investments Held by the Trust

For complete descriptions of the various securities and other instruments held by the Trust and their risks, please see the Trust’s prospectus and Statement of Additional Information (“SAI”). The prospectus and SAI are available as noted below.

Availability of Proxy Voting Policies

A description of the Proxy Voting Policies and Procedures that the Trust uses to determine how to vote proxies relating to fund securities is described in the Trust’s SAI.

How to obtain Information

The Trust’s prospectus, SAI (including Proxy Voting Policies) and annual and semi-annual reports are available:

•	On the Trust’s website at https://www.pacificlife.com/pacificfunds.html

•	On the SEC’s website at http://www.sec.gov

•	Upon request by calling, without charge, 1-800-722-2333, 7 a.m. through 5 p.m. Pacific Time

PF Underlying Funds

Annual Report

As of March 31, 2016

PACIFIC FUNDS

ANNUAL REPORT

AS OF MARCH 31, 2016

Pacific Funds Series Trust, which is a Delaware statutory trust, may be referred to as “Pacific Funds” or the “Trust”.

PACIFIC FUNDS

Sub-Adviser	PF Underlying Fund	Page Number
Eaton Vance Investment Managers (Eaton Vance)	PF Floating Rate Loan Fund	A-3
Pacific Investment Management Company LLC (PIMCO)/ Western Asset Management Company (Western Asset)	PF Inflation Managed Fund	A-4
Pacific Investment Management Company LLC (PIMCO)/ Western Asset Management Company (Western Asset)	PF Managed Bond Fund	A-6
T. Rowe Price Associates, Inc. (T. Rowe Price)	PF Short Duration Bond Fund	A-7
Ashmore Investment Management Limited (Ashmore)	PF Emerging Markets Debt Fund	A-8
Invesco Advisers, Inc. (Invesco)	PF Comstock Fund	A-9
MFS Investment Management (MFS)	PF Growth Fund	A-10
BlackRock Investment Management, LLC (BlackRock)	PF Large-Cap Growth Fund	A-11
ClearBridge Investments, LLC (ClearBridge)	PF Large-Cap Value Fund	A-12
OppenheimerFunds, Inc. (Oppenheimer)	PF Main Street® Core Fund	A-13
Scout Investments, Inc. (Scout)	PF Mid-Cap Equity Fund	A-15
Ivy Investment Management Company (Ivy)	PF Mid-Cap Growth Fund	A-16
Boston Partners	PF Mid-Cap Value Fund	A-17
Lord, Abbett & Co. LLC (Lord Abbett)	PF Small-Cap Growth Fund	A-18
AllianceBernstein L.P. (AllianceBernstein)	PF Small-Cap Value Fund	A-19
OppenheimerFunds, Inc. (Oppenheimer)	PF Emerging Markets Fund	A-20
MFS Investment Management (MFS)	PF International Large-Cap Fund	A-21
QS Batterymarch Financial Management, Inc. (QS Batterymarch)	PF International Small-Cap Fund	A-22
J.P. Morgan Investment Management Inc. (JPMorgan)	PF International Value Fund	A-23
Morgan Stanley Investment Management Inc. (Morgan Stanley)	PF Real Estate Fund	A-24
BlueBay Asset Management LLP (BlueBay)	PF Absolute Return Fund	A-25
Macro Currency Group (MCG)/ UBS Asset Management (Americas) Inc. (UBS)	PF Currency Strategies Fund	A-27
AQR Capital Management, LLC (AQR)	PF Equity Long/Short Fund	A-28
Eaton Vance Investment Managers (Eaton Vance)	PF Global Absolute Return Fund	A-29

PACIFIC FUNDS PERFORMANCE DISCUSSION

This Annual Report is provided for the general information of investors with beneficial interests in Pacific Funds Series Trust (Trust). This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus, as supplemented, which contains information about the Trust and each of its Funds, including their investment objectives, risks, charges and expenses. You should read the prospectus carefully before investing. There is no assurance that a Fund will achieve its investment objective. Each Fund is subject to market risk. The net asset value (NAV) of a Fund changes as the value of its assets go up or down. The value of a Fund’s shares will fluctuate, and when redeemed, may be worth more or less than original cost. The total return for each Fund includes reinvestment of all dividends and capital gain distributions, if any, and does not include deductions of any applicable sales charges. Past performance is not predictive of future performance.

This report shows you the performance of the Funds compared to benchmark indices. Index performance is provided for illustrative and comparative purposes only and does not predict or depict the performance of the Funds. Indices are unmanaged, do not incur transaction costs, do not include fees or expenses and cannot be purchased directly by investors. Index returns include reinvested dividends.

Pacific Life Fund Advisors LLC (PLFA/Adviser) supervises the management of all of the Funds above, subject to the oversight of the Trust’s Board of Trustees (Board). PLFA has written the general market conditions commentary, which expresses PLFA’s opinions and views on how the market generally performed for the year ended March 31, 2016. All views are subject to change at any time based upon market or other conditions, and the Trust, its Adviser and the Fund sub-advisers disclaim any responsibility to update such views. Any references to “we”, “I”, or “ours” are references to the Adviser or the applicable Fund sub-adviser. Any sectors referenced are provided by the applicable Fund sub-adviser(s), and could be different from the sectors listed in the Schedules of Investments if obtained from another source. The Adviser and Fund sub-advisers may include statements that constitute “forward-looking statements” under the United States (U.S.) securities laws. Forward-looking statements include information concerning possible or assumed future results of the Trust’s investment operations, asset levels, earnings, expenses, industry or market conditions, regulatory developments and other aspects of the Trust’s operations or general economic conditions. In addition, when used in this report, predictive verbs such as “believes”, “expects”, “anticipates”, “intends”, “plans”, “estimates”, “projects” and future or conditional verbs such as “will”, “may”, “could”, “should” and “would” or any other statement that necessarily depends on future events, are intended to identify forward-looking statements. Forward-looking statements are not guarantees of performance or economic results. They involve risks, uncertainties and assumptions. Although such statements are based on expectations that the Adviser or Fund sub-adviser believes to be reasonable, actual results may differ materially from expectations. Investors must not rely on any forward- looking statements.

In connection with any forward-looking statements and any investment in the Trust, investors should carefully consider the investment objectives, policies and risks described in the Trust’s current prospectus, as supplemented, and Statement of Additional Information, as supplemented, as filed with the Securities and Exchange Commission (SEC), which may be obtained from the SEC’s website at www.sec.gov.

Market Conditions (for the year ended March 31, 2016)

Executive Summary

Global equity markets nervously bounced around during the reporting period, but most of the damage dissipated by the end of the reporting period. This bout of market volatility stemmed primarily from three main themes: China, oil and central banks. While concerns of a slowing China and plunging oil prices caused markets to tumble earlier in the reporting period, signs of stabilization and a more dovish Federal Reserve System (Fed) eased some fears.

On top of experiencing a manufacturing slowdown, the economy in China stumbled upon one difficulty after another. The Chinese stock market experienced significant volatility over the past several quarters. After a sudden surge in the earlier part of 2015, which was fueled by excessive use of margin debt, the Chinese stock market went into correction mode that started in June 2015. In an attempt to control market volatility, Chinese regulators initiated circuit breakers that halted and closed the market when it fell by 5% and 7%, respectively, in one day. The plan backfired as market participants rushed to exit when the market began approaching these levels, which only exacerbated the selloff. Investors around the world interpreted the wild selloff as a crisis brewing in China. Regulators quickly terminated the circuit breakers.

Investors also focused on the price of oil as the Organization of Petroleum Exporting Countries’ (OPEC) reluctance to cut back production led to growing concerns over the global slowdown and potential for rising default levels. In fact, the correlation between oil prices and equity markets has spiked in recent quarters as they began to move in tandem. Amid the environment of unsustainably low oil prices, sovereign wealth funds of oil producing nations began liquidating their assets, which put further downward pressure on stocks.

The monetary stimulus policies of central banks continued to impact markets—both positively and negatively. While earlier stimulus announcements in Europe and Japan had helped lift their respective markets, investors generally reacted adversely to the announcement of negative interest rates. Central banks have been resorting to unconventional methods to provide life support to struggling economies. Such attempts have only increased uncertainty as fears of instability mounted. In the U.S., investors clenched onto every word from the Fed. A dovish statement drove equity markets higher, while a hawkish tone pulled them down.

Fixed Income

The broad domestic bond market (as defined by the Barclays U.S. Aggregate Bond Index) returned 1.96% over the reporting period. Long-term Treasury bonds were among the top performers as the 10-year Treasury yield fell. Interest rates came down as expectations of the next Fed hike were pushed back. Expectations of a delay in Fed hikes also caused the U.S. dollar to fall during the first quarter of 2016 after rising during the prior couple of quarters. Emerging markets debt benefitted from the depreciating U.S. dollar and performed well over reporting period. On the other hand, high yield bonds faced headwinds as concerns about the energy sector contributed to broadly rising credit spreads, which move in the opposite direction as prices.

Domestic Equity

Domestic equities regained positive territory after going through two corrections, with the S&P 500 Index (a common measurement of the broad U.S. equity market) gaining 1.78% over the reporting period. Large cap stocks outpaced small cap stocks, while growth outperformed value. Value styles tend to have a higher exposure to the energy sector, which was a drag on performance. Investors favored equities with high dividend yields as interest rates fell. Real estate investment trusts (REITs), which are associated with a high dividend payout, were thus bid up in this environment.

See benchmark definitions on A-30 – A-32

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

International Equity

International equities generally struggled during the reporting period, but performances have been relatively mixed. Foreign developed markets (as defined by the broad-based MSCI EAFE Index (Net)) returned -8.27% over the reporting period. International small-cap stocks (as defined by the S&P Developed Ex-U.S. SmallCap Index), on the other hand, were positive. Much of this disparity stemmed from smaller financial stocks holding up much better than their larger counterparts during this environment of unconventional central bank actions. Emerging market equities also struggled over the reporting period.

Outlook

We believe that the outlook for domestic equities depends on how quickly earnings can rebound from recent misses, whether the U.S. economy can continue its modest growth, and most of all on how the Fed communicates its intentions for hiking rates. Two of the biggest factors for earnings are developments in energy and financials, as low oil prices have affected U.S. producers and persistently low interest rates have squeezed profit margins at big U.S. banks. We anticipate that the global move toward the balance of oil supply and demand should continue to provide a boost to rebounding energy shares in the U.S., and believe that financials in turn should benefit from rate hikes by the Fed expected later in 2016. The market is increasingly sensitive to the language of the Fed’s statements, and any missteps or surprises from the Fed may have a negative impact. Additionally, the strong U.S. dollar has contributed to falling exports and profits. However, the dollar has recently depreciated and could fall further. A weaker dollar may provide some support for U.S. exports, which could be a tailwind for U.S. companies and profits.

International equities look mixed as the markets adjust to economic numbers coming out of Europe and Japan. While there are some headwinds for emerging markets, we feel that valuations have now fallen to attractive levels. There have been signs of opportunity in emerging markets from a continued rebound in commodity prices and weakening of the U.S. dollar, which provide some breathing room on their export revenues and ability to pay their U.S. dollar-denominated debts. We expect to see continued overseas volatility as these markets digest the effects of novel central bank stimulus efforts and anticipate the potential for gains as international markets recover from their recent lows.

We believe the outlook for fixed income hinges on the pace of rate hikes and the anticipation of further equity market volatility. Bonds with long durations appear to be the riskier bet in the face of Fed tightening, but recent stock market volatility showed the role fixed income plays as the safe-haven asset. The reduction in projected rate hikes also reduces the downside for fixed income. On the other hand, credit spreads have widened, even outside the troubled energy sector, and government bonds are priced at expensive levels, two factors that could provide headwinds to fixed income.

Alternatives could provide some support if volatility continues to be persistent. Central bank divergence between the U.S., the Eurozone, Japan and the United Kingdom (U.K.) has provided ample opportunities for currency managers to buck the downturn in equities and generate uncorrelated returns. The differing direction on interest rates and currencies provides the opportunity for positive returns in global macro type strategies. Disparities in the marketplace present opportunities for long/short strategies. Given the level of uncertainties throughout the globe, a well-diversified approach may provide some protection.

PF Floating Rate Loan Fund (sub-advised by Eaton Vance Investment Managers)

Q. How did the Fund perform for the year ended March 31, 2016?

A. For the year ended March 31, 2016, the PF Floating Rate Loan Fund’s Class P returned -2.40%, compared to a -1.25% return for its benchmark, the S&P/LSTA Leveraged Loan Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the period from inception through March 31, 2016. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2016 (1)
	1 Year		5 Years	Since Inception (6/30/08)
Fund’s Class P	(2.40%	)	2.55%	3.43%
S&P/LSTA Leveraged Loan Index	(1.25%	)	3.23%	4.79%

(1)

Eaton Vance Investment Managers began managing the Fund on August 1, 2013. Eaton Vance Management, an affiliate of Eaton Vance Investment Managers, managed the Fund from July 1, 2010 to July 31, 2013. Another firm managed the Fund before July 1, 2010, and some investment policies changed at that time.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

See benchmark definitions on A-30 – A-32

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P underperformed the benchmark. Relative to the benchmark, the Fund maintains a greater focus on higher-quality loans in seeking to invest in a portfolio of floating rate loans of domestic and foreign borrowers that we believe will be less volatile over time than the general loan market, while maintaining broad borrower and industry diversification among the Fund’s senior loans. We at Eaton Vance maintain the Fund’s strategy by employing a rigorous, bottom-up credit research process where loan selection drives Fund performance. During the reporting period, the more speculative areas of the floating-rate loan market were the worst-performing segments, with the lower quality CCC, second lien, and defaulted loan groups registering returns of -10.82%, -8.42%, and -43.44%, respectively. The BB and B loan categories saw more favorable returns of 1.66% and -1.26%, respectively. The Fund’s underexposure to the CCC, second lien, and defaulted loan categories contributed to relative performance results during the reporting period.

Although more actively traded loans generally outperformed less liquid issues during the first quarter of 2016, this outperformance was not enough to offset underperformance in the final three quarters of 2015 as more widely held and actively traded issues generally took the brunt of the selling pressure from investors exiting the asset class during that period. The S&P/LSTA Leveraged Loan 100 Index, a barometer of the largest loans within the Fund’s benchmark, underperformed the broader loan market during the reporting period, returning -2.14% vs. the benchmark’s return of -1.25%. As the portfolio management team tends to favor loans issued by larger, more durable companies, we believe positioning in larger loans was a relative detractor to performance versus the benchmark.

Most industry segments delivered low single digit positive returns during the reporting period, but a select group of industries produced outsized negative returns, which weighed on the performance results of the benchmark. These industries included oil & gas, forest products, nonferrous metals/minerals, and utilities, which delivered returns of -32.86%, -31.73%, -28.97%, and -16.40%, respectively. The Fund’s underweight exposure to the utilities industry contributed to relative performance, while an overweight exposure to the underperforming oil and gas industry and underweight exposure to the lodging & casino industry detracted from relative performance.

At the individual issuer position level, the Fund’s avoidance of the defaulted loans of utilities firm Energy Future Holdings (formerly “TXU”) was the largest individual contributor to relative performance. Among the largest detractors were loan positions in oil & gas firms Sheridan Production Partners, Bronco Midstream Funding, and Fieldwood Energy.

The cornerstones of the strategy’s investment philosophy are intense, internal credit research and broad diversification. As of the end of the reporting period, the Fund maintained an overweight position in BB-rated loans and modest exposure to the more distressed loan categories rated below B. Given the floating-rate nature of the asset class, the Fund was exposed to minimal interest rate risk as the loans in the Fund reset their coupons every 61 days on average as of the reporting period end, which resulted in a portfolio duration of roughly 0.17 years.

PF Inflation Managed Fund (co-sub-advised by Pacific Investment Management Company LLC and Western Asset Management Company)

Q. How did the Fund perform for the year ended March 31, 2016?

A. For the year ended March 31, 2016, the PF Inflation Managed Fund’s Class P returned -0.80%, compared to a 1.51% return for its benchmark, the Barclays U.S. TIPS Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the ten-year period ended March 31, 2016. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2016 (1)
	1 Year		5 Years	10 Years
Fund’s Class P	(0.80%	)	2.22%	4.33%
Barclays U.S. TIPS Index	1.51%		3.02%	4.62%

(1)

Western Asset Management Company became co-sub-adviser to the Fund on January 15, 2015, and some investment policies changed at that time. Pacific Investment Management Company LLC was the sole sub-adviser to the Fund before that date.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P underperformed the benchmark. The Fund is co-sub-advised by PIMCO and Western Asset. The following are separate discussions from each co-sub-adviser.

See benchmark definitions on A-30 – A-32

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

PIMCO

We at PIMCO implement the investment strategies of our portion of the Fund by investing in bonds and derivative instruments. Exposure to longer-dated U.S. inflation breakeven exposure (breakevens are the difference between nominal and real yields) facilitated partially through the use of pay fix interest rate swaps, detracted from performance as breakevens fell alongside oil prices. An overweight position to the belly of the TIPS curve, through cash bonds, was positive for our portion of the Fund’s performance as the real yield curve steepened during the calendar year. Within currencies, our portion of the Fund’s U.S. dollar bias, namely positions against the euro, detracted from returns, as this currency appreciated relative to the U.S. dollar. Security and sector selection within investment grade credit was positive for performance; however, select high yield holdings more than offset those gains as spreads widened over the reporting period. An allocation to select non-agency mortgage-backed securities (MBS) was positive for performance given that the sector continued to benefit from the ongoing housing recovery. Defensive exposure to U.K. inflation-linked bonds (ILBs), partially through pay fix longer-dated U.K. Retail Price Index (RPIs) swaps, was positive for our portion of the Fund’s performance as inflation expectations fell. Lastly, favorable selection among U.S. dollar denominated emerging market debt contributed to our portion of the Fund’s performance as those holdings outperformed.

During the reporting period our portion of the Fund sold credit protection through credit default swaps to obtain exposure to the credit risk of individual securities or to the investment grade sector through the use of credit default swaps on credit indices. Our portion of the Fund entered into interest rate swaps to manage nominal or real interest rate exposure in various global markets or as a substitute for cash bond exposure. Our portion of the Fund entered into futures contracts to manage interest rate exposure, as a substitute for cash bond exposure, or for purposes of liquidity. Interest rate swaps and futures allow the portfolio managers to effectively manage risk and gain or reduce exposure by targeting specific markets and areas of the yield curve that may not otherwise be accessible through the use of cash bonds. Our portion of the Fund sold/wrote options and swaptions on futures, currencies, volatility, and swaps as a means of capitalizing on anticipated changes in market volatility, or to generate income. Our portion of the Fund also sold/wrote inflation caps to hedge duration in our portion of the Fund. Our portion of the Fund purchased and sold foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as a part of a tactical investment strategy. Lastly, our portion of the Fund held volatility swaps, tactical positions designed to take a small position on the volatility of currencies.

Western Asset

We at Western Asset maintained a portion of the Fund’s strategy of holding a mixture of TIPS, derivatives, and ILBs issued by foreign governments. Non-U.S. dollar ILBs (linkers) were chosen based on their relative value to TIPS of a corresponding maturity. Derivatives, including bond futures and options and interest rate futures, were utilized to achieve desired levels of interest rate risk and yield curve exposures, or to capture relative value opportunities. Generally, they assisted in the management of duration and yield curve exposures.

Our portion of the Fund underperformed the index in the early part of the reporting period, as TIPS performed strongly in the second quarter of 2015 on the strong rebound in oil. Our portion of the Fund’s strategic underweight to TIPS caused the bulk of the underperformance in the first quarter of 2016, but over the reporting period our preference for nominal bonds over TIPS was a positive as break evens fell along with commodities. We maintained very little foreign bond exposure in our portion of the Fund, focusing on Canadian linkers, which were a small contributor to performance. We attempted to employ the new latitudes, including foreign exchange strategies, but with limited success, resulting in a detractor from performance.

The main detractors were duration and yield curve strategies, especially in the second quarter of 2015. We mistakenly thought the Greek crisis was solved and were called out of our strategic short duration position as bond yields squeezed sharply lower in late July. Over the reporting period, our portion of the Fund’s option strategies were positive contributors and helped control overall risk levels. In keeping with Western Asset’s optimism on the economy and confidence in the Fed normalizing interest rates, we maintained a flattening yield curve bias, particularly via short positions in 2015 euro-dollar futures, both of which were detractors from performance. With the absence of a 2015 winter “polar vortex” and continued boost from low energy prices, we anticipated a more “risk on” tone to financial markets, continued tightening by the Fed, and higher bond yields. Instead, the economy surprised on the downside with almost no growth as European stresses re-emerged, causing banking stocks to underperform and consequently causing government bond yields to fall sharply. These volatility inducing events correctly presaged a more dovish stance from the Fed and detracted from the Fund’s underperformance.

See benchmark definitions on A-30 – A-32

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

PF Managed Bond Fund (co-sub-advised by Pacific Investment Management Company LLC and Western Asset Management Company)

Q. How did the Fund perform for the year ended March 31, 2016?

A. For the year ended March 31, 2016, the PF Managed Bond Fund’s Class P returned 1.31%, compared to a 1.96% return for its benchmark, the Barclays U.S. Aggregate Bond Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the ten-year period ended March 31, 2016. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2016 (1)
	1 Year	5 Years	10 Years
Fund’s Class P	1.31%	3.41%	5.64%
Barclays U.S. Aggregate Bond Index	1.96%	3.78%	4.90%

(1)

Western Asset Management Company became co-sub-adviser to the Fund on August 1, 2014, and some investment policies changed at that time. Pacific Investment Management Company LLC was the sole sub-adviser to the Fund before that date.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P underperformed the benchmark. The Fund is co-sub-advised by PIMCO and Western Asset. The following are separate discussions from each co-sub-adviser.

PIMCO

We at PIMCO implement the investment strategies of our portion of the Fund by investing in bonds and derivative instruments. An underweight position to U.S. duration, implemented through the use of cash bonds and tactical use of interest rate swaps, detracted from performance as rates fell. An underweight to investment grade corporate securities during the year was positive for returns, as spreads widened. An overweight to agency MBS, specifically select Fannie Mae MBS along the coupon stack, was negative for performance as spreads widened.

In Europe, an allocation to core rates in the European periphery, specifically Italy and Spain, contributed to performance as rates fell for the year. Conversely, positions in German nominal debt were negative for performance as the yield curve steepened. A short to U.K. duration detracted as rates fell. Exposure to emerging local interest rates in Mexico added to performance by providing attractive yield to our portion of the Fund. Exposure to TIPS was negative for returns as breakeven inflation levels (the difference between nominal and real yields) narrowed over the year. Within currencies, while our portion of the Fund’s defensive stance against the euro hurt performance; this was offset by a short to a basket of emerging market currencies as these currencies depreciated versus the U.S. dollar.

During the reporting period, our portion of the Fund sold credit protection through credit default swaps to increase exposure to the credit risk of individual securities or to the broader investment grade, high yield, or emerging market sectors through the use of credit default swaps on credit indices. Our portion of the Fund also purchased credit protection during the reporting period to reduce credit exposure to individual issuers, reduce broader credit risk, or to take advantage of the basis between the credit default swap and cash bond market. Our portion of the Fund entered into interest rate swaps to manage nominal or real interest rate exposure in various global markets or as a substitute for cash bond exposure. Our portion of the Fund entered into futures contracts to manage interest rate exposure, as a substitute for cash bond exposure, or for purposes of liquidity. Interest rate swaps and futures allow the portfolio manager to effectively manage risk and gain or reduce exposure by targeting specific markets and areas of the yield curve that may not otherwise be accessible through the use of cash bonds. Our portion of the Fund sold/wrote options and swaptions on futures, currencies, volatility, and swaps as a means of capitalizing on anticipated changes in market volatility or to generate income. Our portion of the Fund purchased and sold foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities, or as a part of a tactical investment strategy.

See benchmark definitions on A-30 – A-32

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Western Asset

We at Western Asset maintained a portion of the Fund’s strategy by utilizing a global investment platform to build a diversified portfolio of investment grade bonds with opportunistic allocations to high yield, emerging markets and non-U.S. dollar securities to enhance returns. Value is added through sector rotation, yield curve positioning, issue selection and duration management

Our allocation to high yield corporates and emerging markets debt were detractors from performance as worries over global growth, declines in commodity prices, and U.S. dollar strength hurt these sectors. Our overweight to commercial MBS was a detractor to performance as spreads widened over the last quarter of the reporting period. Our underweight to agency MBS was also a detractor as this sector produced positive excess returns over this period. Our portion of the Fund’s yield curve positioning was a significant contributor to performance as our portion of the Fund had an overweight to long-dated bonds and an underweight to short dated bonds during the periods when the curve flattened significantly. Our portion of the Fund’s tactical duration positioning had a positive effect on performance, as we were largely overweight duration during the periods when yields declined. Non-agency MBS exposure added to performance as an improved housing market and mortgage fundamentals improved pricing in the sector. An overweight to the investment grade financials sub-sector added to performance on mildly positive economic data and continued improvements in banking fundamentals.

PF Short Duration Bond Fund (sub-advised by T. Rowe Price Associates, Inc.)

Q. How did the Fund perform for the year ended March 31, 2016?

A. For the year ended March 31, 2016, the PF Short Duration Bond Fund’s Class P returned 0.35%, compared to a 1.04% return for its benchmark, the Barclays 1-3 Year U.S. Government/Credit Bond Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the ten-year period ended March 31, 2016. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2016 (1)
	1 Year	5 Years	10 Years
Fund’s Class P	0.35%	1.07%	2.43%
Barclays 1-3 Year U.S. Government/Credit Bond Index	1.04%	1.14%	2.80%

(1)	T. Rowe Price Associates, Inc. began managing the Fund on July 1, 2011, and some investment policies changed at that time. Another firm managed the Fund before that date.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P underperformed the benchmark. We at T.Rowe Price maintain the Fund’s investment strategy by investing in debt securities (including derivatives on such securities). In our attempt to seek current income, the strategy focuses on high quality, investment grade securities, generally expecting to track the duration of the benchmark (plus or minus a half-year), as well as using futures, forwards and swaps. In addition to making active sector allocation and security selection decisions, the sub-adviser also monitors Fund duration as part of its management of this Fund. Duration is often used to measure a bond’s sensitivity to interest rates. The longer a Fund’s duration, the more sensitive it is to interest rate risk. The shorter a Fund’s duration, the less sensitive it is to interest rate risk.

The primary driver of relative underperformance was security selection, specifically, security selection within the investment-grade sector. Select energy names underperformed amid sustained price weakness in energy and commodity markets. An overweight allocation to short-dated, investment-grade corporate debt produced positive absolute returns but was a modest drag on relative results. The corporate market experienced technical pressures in 2015 on the heels of record supply brought on by low rates and elevated merger and acquisitions activity. This pressure somewhat abated during the first quarter of 2016.

The Fund’s out-of-benchmark exposure to MBS was a detractor from relative results for the reporting period. While producing positive absolute returns, this relatively defensive segment lagged a rally in higher-yielding sectors near the end of the reporting period. MBS was also pressured by above-average levels of new supply.

Our yield curve positioning added to relative performance as our overweight allocation to the intermediate portion of the curve and modest out-of-benchmark exposure to longer maturities performed well, as the curve flattened at the front end over the reporting period as investors prepared for rising rates.

See benchmark definitions on A-30 – A-32

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Asset allocation decisions contributed to relative results. Our strategic underweight to U.S. Treasury securities helped relative returns, as the anticipation leading up to the eventual Fed rate hike resulted in increased yields, especially at the short end of the yield curve. Spread sectors generally outperformed Treasuries as the impact of the Fed hike was largely priced in.

The Fund’s out-of-benchmark allocation to high yield corporates also contributed to performance despite the sector’s underperformance in 2015. The sector produced strong returns in the first quarter of 2016 as investors’ appetite for risk increased and commodities prices stabilized.

As of the end of the reporting period, the Fund held interest rate futures that generated a net exposure equivalent to approximately 14% of the Fund’s net assets. The futures were held at various points throughout the reporting period. Currency forwards were also held at various points throughout the reporting period. As of reporting period end, interest rate futures decreased in duration. The estimated return impact from employing currency forwards was 0.08% and -0.12% for the reporting period.

PF Emerging Markets Debt Fund (sub-advised by Ashmore Investment Management Limited)

Q. How did the Fund perform for the year ended March 31, 2016?

A. For the year ended March 31, 2016, the PF Emerging Markets Debt Fund’s Class P returned 2.93%, compared to a 4.19% return for the broad-based J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified Index and 1.68% for the Emerging Markets Debt Composite Benchmark.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmarks for the period from inception through March 31, 2016. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2016
	1 Year	Since Inception (6/29/12)
Fund’s Class P	2.93%	0.52%
J.P. Morgan EMBI Global Diversified Index	4.19%	4.65%
Emerging Markets Debt Composite Benchmark	1.68%	1.00%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P underperformed the broad-based J.P. Morgan EMBI Global Diversified Index but outperformed the Emerging Markets Debt Composite Benchmark. We at Ashmore tactically manage exposure to emerging market hard currency sovereign debt, local currency sovereign debt and corporate debt in seeking to maximize total returns consistent with prudent investment management. The Fund invests its assets in debt instruments that are economically tied to emerging market countries, which are issued by governments (sovereigns), government-guaranteed or majority government owned entities (quasi-sovereigns), government agencies and corporate issuers, and may be denominated in any currency, including the local currency of the issuer.

Over the course of the reporting period, the Fund’s allocation to external debt increased, starting the period at 50% and ending at around 56% of the Fund’s net assets. During the same period, the Fund’s exposure to corporate debt decreased, starting the year at 21.4% and ending at around 20.6% of the Fund’s net assets. Finally, the Fund’s exposure to local currency debt increased, starting the year at 39% and ending at around 52% of the Fund’s net assets. Market exposures in excess of 100% are the result of investments in forward contracts in currencies of emerging market countries.

The Fund’s relative underweight position versus the Fund’s broad-based benchmark in local currency sovereign debt contributed to performance over the reporting period. The security selection in external debt contributed to performance, while the off-benchmark allocation to corporate debt was a detractor over the reporting period. The largest country contributors were Ukraine, Russia, Venezuela, and Ecuador.

The largest country detractors over the reporting period were overweights to Colombia and Jamaica and underweights to Czech Republic and Indonesia. Security selection in Colombia was the main detractor from Fund performance relative to the Fund’s broad-based benchmark. Security selection in China was positive relative to the Fund’s broad-based benchmark.

In general, external debt outperformed local currency debt with a return of 4.19% for the Fund’s broad-based benchmark versus -1.65% for the JP Morgan Government Bond Index-Emerging Markets Global Diversified (GBI-EM GD) (one year return ending March 31, 2016). Ukraine, Russia, Indonesia, Argentina, and Venezuela were the largest country contributors to performance in the Fund’s broad-based benchmark for the

See benchmark definitions on A-30 – A-32

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

reporting period. Ukraine and Russia rebounded strongly following the negative performance in 2014. Bonds in Ukraine, in particular, benefited from a better-than-expected restructuring agreement at the end of August. Russian economic activity has been positive as investment and industrial production beat expectations; the weaker currency has helped stimulate exports and increase competitiveness as oil prices trended lower.

Argentinian bonds rallied in anticipation of a regime change. Under the leadership of the newly elected President Mauricio Macri, the Central Bank of Argentina lifted currency controls on the Argentine peso. President Macri also orchestrated the settlement of the long running dispute with the holders of its restructured bonds, which are expected to eventually allow Argentina to re-access financial markets.

In the local currency markets, South Africa, Colombia, and Mexico were the largest detractors from performance for the reporting year. Emerging market foreign exchange movements were the main culprit to this negative Fund performance. On a foreign exchange level, these countries returned -11.9%, -9.6%, and -8.5% respectively. A worsening macroeconomic environment on the back of the commodities slump and political turmoil drove returns in South Africa to the worst index performance. President Zuma surprised markets with the dismissal of trusted Finance Minister Nene, only to replace his successor after the ensuing market retreat with the well-known former Finance Minister Pravin Gordhan. Colombia has been adversely impacted by falling oil prices, and its currency moved downward as part of the necessary macroeconomic adjustment. This was mainly also the reason for the decline of the Mexican peso, although here other factors such as a technical overhang at the beginning of the reporting period along with the Mexican peso’s place as one of the most liquid emerging markets currencies also play a role.

PF Comstock Fund (sub-advised by Invesco Advisers, Inc.)

Q. How did the Fund perform for the year ended March 31, 2016?

A. For the year ended March 31, 2016, the PF Comstock Fund’s Class P returned -7.54%, compared to a -1.54% return for its benchmark, the Russell 1000 Value Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the ten-year period ended March 31, 2016. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2016 (1)
	1 Year		5 Years	10 Years
Fund’s Class P	(7.54%	)	8.31%	4.56%
Russell 1000 Value Index	(1.54%	)	10.25%	5.72%

(1)	Invesco Advisers, Inc. began managing the Fund on June 1, 2010. Another firm managed the Fund before that date.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P underperformed the benchmark. As financial markets tend to focus on short-term factors, stock prices often fail to reflect the intrinsic value of companies. We at Invesco believe that longer-term investors can take advantage of these pricing anomalies by purchasing stocks of companies that are currently underpriced. We employ a strategy that aims to exploit these market inefficiencies by investing in companies that appear undervalued relative to the market in general. Ultimately, we believe that the market will recognize the value in these companies and will sell them as their stock price begins to reflect their intrinsic value. Sector performance within the Fund’s benchmark was mixed for the reporting period, with sectors like energy, financials and health care posting negative returns, while defensive sectors, such as telecommunication services and utilities, posted double-digit positive returns.

On the positive side of sector performance, stock selection in the consumer staples sector contributed to relative performance. In the food, beverage and tobacco industry, Coca-Cola Company and ConAgra Foods were notable contributors, with ConAgra Foods performing strongly after an activist investor took a large stake in the company and sought seats on the company’s board of directors. The company also reported earnings that exceeded analysts’ estimates, causing the stock to post double-digit returns for the reporting period. Strong stock selection in the industrials sector also helped the Fund’s relative performance during the reporting period. Caterpillar Inc., a relatively new holding in the Fund, and Emerson Electric Co. were two of the largest relative contributors in the sector. Some of the Fund’s relative performance contribution also came from not owning certain poorly-performing companies held in the benchmark, such as United Technologies and CSX.

See benchmark definitions on A-30 – A-32

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

On the negative side, stock selection in the financials sector was a large detractor from Fund performance. Within banks, Citigroup, and within diversified financials, Morgan Stanley underperformed the sector and benchmark, posting double-digit negative returns. Although Morgan Stanley reported profits and revenues that beat analysts’ estimates, financial stocks in general declined in the latter part of the reporting period due to concerns about a prolonged low interest rate environment. Weak stock selection in the health care sector was also a large detractor from the Fund’s relative performance. Notably, Express Scripts Holding Co., a pharmacy benefits manager, and Novartis AG, a major European pharmaceuticals firm, were large detractors, both posting steep declines for the reporting period. Also, not owning select pharmaceutical stocks, such as Johnson & Johnson, hurt the Fund’s relative performance, as that stock posted returns outperforming the sector and benchmark. A material underweight in utilities weighed on relative performance, as utilities was the benchmark’s second best performing sector. However, the Fund has remained materially underweight in utilities because management feels that utilities are generally overvalued, as investors have driven up stock prices in a quest for yield in a low-interest rate environment. Stock selection in and overweight exposure to the energy sector also hurt Fund performance, mainly due to the declining price of oil. Weatherford International and Royal Dutch Shell were two of the largest relative detractors within the sector. Despite having a strong balance sheet and maintaining an attractive dividend, Royal Dutch Shell’s—not a constituent of the benchmark, but a top Fund holding—stock declined during the reporting period.

We used forward foreign currency contracts during the reporting period solely for the purpose of hedging currency exposure of non-U.S.-based companies held in the Fund. The use of currency forward contracts had a negative impact on the Fund’s relative performance versus the benchmark for the reporting period. This was mainly due to a decline in the U.S. dollar compared to the foreign currencies in which the Fund’s non-U.S. holdings were denominated during the last quarter of the reporting period.

PF Growth Fund (sub-advised by MFS Investment Management)

Q. How did the Fund perform for the year ended March 31, 2016?

A. For the year ended March 31, 2016, the PF Growth Fund’s Class P returned 2.17%, compared to a 2.52% return for its benchmark, the Russell 1000 Growth Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the ten-year period ended March 31, 2016. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2016 (1)
	1 Year	5 Years	10 Years
Fund’s Class P	2.17%	10.54%	6.02%
Russell 1000 Growth Index	2.52%	12.38%	8.28%

(1)	MFS Investment Management began managing the Fund on May 1, 2013, and some investment policies changed at that time. Another firm managed the Fund before that date.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P underperformed the benchmark. The strategy is to be an actively managed, research-driven growth portfolio. We at MFS build the portfolio from the bottom up, selecting companies with the best opportunities for growth two to three years into the future. When applying the Fund’s valuation analysis, we consider the magnitude and potential growth rate of a company against what the market has discounted. At the sector level, we typically limit significant over- and under-weights relative to the benchmark, allowing bottom-up stock selection to drive performance results over time.

An underweight allocation and security selection within the consumer staples sector weakened relative performance. Within this sector, not holding tobacco company Altria Group and beverage maker Coca-Cola hindered relative results as shares of both companies outperformed the benchmark over the reporting period.

Security selection in the health care sector further weighed on relative performance. Holding Canadian pharmaceutical company Valeant Pharmaceuticals (not a benchmark constituent; not held at reporting period end) and overweighting biotechnology company Biogen and health services and information technology company McKesson detracted from relative returns.

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PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Stocks in other sectors that dampened relative results included the Fund’s underweight position in software giant Microsoft, overweighting professional online networking service provider LinkedIn and not holding fast-food giant McDonald’s, telecommunications company Verizon Communications and home improvement retailer Home Depot.

Strong stock selection in the technology and industrials goods & services sectors contributed positively to performance relative to the benchmark. Within technology, overweight positions in internet search company Alphabet (Google’s parent company), social networking service provider Facebook and software company Adobe and an underweight position in computer and personal electronics maker Apple boosted relative returns. Within the industrial goods & services sector, overweighting industrial and consumer products and services company Danaher lifted relative results as shares outpaced the benchmark during the reporting period.

The Fund’s overweight position in the retailing sector further aided relative performance. Overweighting apparel retailer Ross Stores benefited relative results as the stock posted strong results over the reporting period.

In other sectors, overweighting shares of internet TV show and movie subscription services provider Netflix, global payments technology company Visa, and beer, wine and spirits maker Constellation Brands and not holding natural gas pipelines operator Williams Cos. supported relative performance.

PF Large-Cap Growth Fund (sub-advised by BlackRock Investment Management, LLC)

Q. How did the Fund perform for the year ended March 31, 2016?

A. For the year ended March 31, 2016, the PF Large-Cap Growth Fund’s Class P returned -2.67%, compared to a 2.52% return for its benchmark, the Russell 1000 Growth Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the ten-year period ended March 31, 2016. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2016 (1)
	1 Year		5 Years	10 Years
Fund’s Class P	(2.67%	)	11.07%	4.76%
Russell 1000 Growth Index	2.52%		12.38%	8.28%

(1)	BlackRock Investment Management, LLC began managing the Fund on May 1, 2013, and some investment policies changed at that time. Other firms managed the Fund before that date.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P underperformed the benchmark. We, the BlackRock portfolio management team, implement the Fund’s investment strategy by investing in large-capitalization companies that possess dominant market positions or franchises, a major technological edge, or a unique competitive advantage.

Despite strong relative performance for the nine months in 2015, the Fund was not immune to the broader risk-off environment and momentum reversal that gripped markets at the start of 2016.

In sector terms, health care was the prime detractor from the Fund’s relative performance, driven by weakness in pharmaceuticals and biotechnology. Stock selection in consumer discretionary and information technology also detracted, as did an underweight and stock selection in consumer staples. The main contributor to performance was materials, led by chemicals. Energy benefited as well.

At the stock level, health care holdings United Therapeutics, Vertex Pharmaceuticals and Perrigo were among the largest individual detractors. United Therapeutics and Vertex Pharmaceuticals underperformed amid the wider market rotation away from volatility, momentum and growth in early 2016, which had a particularly negative impact on the biotechnology segment. Vertex shares were further pressured by several near-term downward estimate revisions on the company’s newly-launched drug Orkambi (though peak sales for the drug remain constant). Perrigo’s stock declined amid a failed, hostile takeover bid for the company (an outcome the investment adviser viewed positively overall). More recently, shares came under pressure following a fourth-quarter of 2015 earnings miss and reduced 2016 guidance.

Positions in Restoration Hardware and Alliance Data Systems also detracted over the reporting period. Restoration Hardware was engulfed in a broader re-rate downward of specialty retailers towards the end of 2015. In addition, the company failed to deliver operationally on its modern line launch in the fourth quarter of 2015, which proved highly disappointing to investors. Given the supply chain issues (that are expected to take

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PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

the course of 2016 to fix) and the uncertain economic environment for high-end consumers, the investment adviser sold the position. IT services company Alliance Data Systems reported an in-line fourth quarter 2015 and reiterated 2016 guidance, but its guidance included higher credit losses than previously forecasted due to 2015 coming in better than expected (the company is using the same end point in 2016). Given Alliance Data’s exposure to credit losses in a potential downturn and the higher increase in losses relative to 2015 (albeit the actual level of losses forecast was the same), the stock sold off primarily on macro worries.

The top individual contributors were Netflix and Facebook. Online video streaming service provider Netflix outperformed in the first half of 2015 as global subscriber growth came in materially above expectations. Positive momentum continued later in the reporting period, with the company continuing to report strong subscriber growth, both domestically and internationally. Social networking service provider Facebook outperformed as the company showed accelerating growth in its core platform and material progress with monetizing its emerging growth properties (Instagram, Facebook Messenger and WhatsApp).

The position in internet search company Alphabet (Google’s parent company) also added value. Alphabet gained as Google showed acceleration in owned and operated (Google.com) revenues, excluding foreign exchange. This, combined with year-over-year margin improvement, drove positive earnings revisions and multiple expansion for the stock.

We remain constructive on U.S. stocks as domestic economic data has remained relatively firm and, in some cases, has seen an uptick. Meanwhile, we have recently seen economic indicators in China inflect higher, reducing the risk of a devaluation in the intermediate term. On the corporate earnings front, a stabilized U.S. dollar and improved commodity prices reduce a significant headwind to growth, while extremely low expectations set the stage for upside surprises. Taken together, we believe the U.S. should continue its slow-growth trajectory, allowing U.S. equities to move higher. Downside risks remain, but overall we believe the opportunities and risks are fairly balanced at present.

From a positioning standpoint, at the end of the reporting period, the Fund’s largest sector overweight relative to the benchmark was information technology, driven by an emphasis on strong growth companies that we believe can continue to perform well. Due to shifts in early 2016, the Fund was overweight in financials and energy as well. The largest sector underweight was industrials.

PF Large-Cap Value Fund (sub-advised by ClearBridge Investments, LLC)

Q. How did the Fund perform for the year ended March 31, 2016?

A. For the year ended March 31, 2016, the PF Large-Cap Value Fund’s Class P returned -1.29%, compared to a -1.54% return for its benchmark, the Russell 1000 Value Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the ten-year period ended March 31, 2016. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2016 (1)
	1 Year		5 Years	10 Years
Fund’s Class P	(1.29%	)	10.39%	5.74%
Russell 1000 Value Index	(1.54%	)	10.25%	5.72%

(1)	ClearBridge Investments, LLC assumed management of the Fund on October 1, 2006. Salomon Brothers Asset Management Inc., predecessor firm of ClearBridge, managed the Fund before that date.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P outperformed the benchmark. We, the ClearBridge large-capitalization value team, utilize an interactive, research-driven approach to identify companies with strong business franchises and attractive valuations. We look for companies with proven business models and sustainable competitive advantages capable of generating superior returns over time across a range of potential scenarios. We place a heavy emphasis on higher certainty of near- and medium-term cash flows, while discounting earnings from emerging business models or products. We consider valuations relative to normalized earnings power.

On an absolute basis, the Fund had positive returns in three out of the ten economic sectors in which it was invested during the reporting period. The greatest contributions to the Fund’s performance return came from the consumer staples, industrials and information technology

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PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

sectors. Relative to the benchmark, the Fund’s overall security selection contributed to its performance for the reporting period. Security selection within consumer staples, industrials, and energy had a positive impact on the Fund’s performance. An underweight position in energy and an overweight position in the consumer staples sector positively impacted relative performance for the reporting period. In terms of individual holdings, the leading contributors to Fund performance included positions in Time Warner Cable, General Electric, Philip Morris International, Microsoft and Reynolds American.

Relative to the benchmark, the overall sector allocation detracted from the Fund’s performance for the reporting period. An underweight position in utilities and telecommunication services as well as an overweight in consumer discretionary detracted from Fund performance for the reporting period. Additionally, security selection within health care and materials detracted from the Fund’s performance. On an individual holding basis, the leading detractors from Fund performance included positions in DISH Network, American Express, Freeport-McMoRan, National Oilwell Varco and Time Warner.

During the reporting period, we opportunistically added to the Fund’s existing holdings and established new Fund positions in Reynolds American (acquired shares through ownership in Lorillard), Schlumberger and UnitedHealth Group. We also sold the Fund’s full positions in Altria Group, Lorillard (acquired by Reynolds American) and Vodafone Group. The proceeds were reinvested in areas where we believe there to be better risk-adjusted return opportunities.

We believe our disciplined investment philosophy and consistent approach positions us to generate competitive, risk-adjusted returns over the long term. We also believe that high quality companies, with sustainable competitive advantages, strong balance sheets and attractive valuations should outperform the market over time.

PF Main Street Core Fund (sub-advised by OppenheimerFunds, Inc.)

Q. How did the Fund perform for the year ended March 31, 2016?

A. For the year ended March 31, 2016, the PF Main Street Core Fund’s Class P returned 2.87%, compared to a 1.78% return for its benchmark, the S&P 500 Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the ten-year period ended March 31, 2016. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2016
	1 Year	5 Years	10 Years
Fund’s Class P	2.87%	11.64%	6.19%
S&P 500 Index	1.78%	11.58%	7.01%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P outperformed the benchmark. We, the Oppenheimer Main Street Core team, aim to build “all weather” portfolios by targeting companies with: 1) sustainable competitive advantages; 2) skilled management with a proven track record of executing effectively; and 3) financial resources to generate improving profitability, gain market share, and/or return significant cash to shareholders. During times of economic volatility as during this reporting period, such companies frequently widen their lead over weaker competitors. We seek to invest in companies, characterized by the above qualities, at compelling valuations and believe this disciplined approach is essential to generating superior long-term performance. We use fundamental research and quantitative models to select securities for the Fund, which is comprised of both growth and value stocks.

The Fund outperformed its benchmark in eight out of ten sectors, led by stronger relative stock selection in the materials, energy, industrials and health care sectors. The Fund underperformed the benchmark within the information technology sector due to an underweight position and stock selection, and in the telecommunication services sector, as a result of an underweight position.

During the reporting period, the top contributors to Fund performance included Alphabet, Inc. (information technology), General Electric Co. (industrials), Philip Morris International, Inc. (consumer staples), Facebook, Inc. (information technology), and Mondelez International, Inc. (consumer staples). Alphabet—the parent company of Google—posted quarterly results that showed evidence of improved cost control.

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PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Furthermore, the company announced plans to enhance financial disclosures to investors, thereby providing greater transparency into the drivers of value creation. With the recent arrival of a new Chief Financial Officer, investors have gained conviction in greater cost controls and more effective capital allocation—both of which could lead to rising profitability. In addition, the company announced a stock buyback over the fourth quarter of 2015. While small in magnitude, this move reinforced the view that management is committed to driving shareholder value rather than growth at any cost. All of this is against the backdrop of Google maintaining a dominant position in search and the continued migration of advertising dollars from traditional media to online. General Electric continued to make progress in slimming down its GE Capital subsidiary via asset sales, focusing the company’s attention on its core industrials businesses. We continue to believe this shift in focus—and the accompanying improvement in execution and market valuation—is in the early innings. For its part, Philip Morris, the world’s second largest tobacco company, reported continued favorable trends in regards to pricing and market share, while volumes were less of a drag. Strength was apparent across most, if not all regions. With operations almost entirely outside the U.S., Phillip Morris is the portfolio holding most sensitive to changes in the value of the U.S. dollar. The fact that the dollar gave back some of its gains during the reporting period no doubt aided performance during the reporting period. Facebook, the world’s largest social-networking site, had a strong performance during the reporting period. Not only did it grow profit and revenue during the reporting period, but it also increased its already massive user base and mobile advertising, as well as usage of its non-Facebook apps like Instagram, Messenger and WhatsApp. Mondelez manufactures and sells global consumer products—primarily in the snack food and confection categories, including brand names such as Oreos, Cadbury and Trident. Operating margins continued to expand, surprising investors favorably.

The most significant detractors from performance included Citigroup, Inc. (financials), Noble Energy, Inc. (energy), Express Scripts Holding Co. (health care), Apple, Inc. (information technology), and Western Digital Corp. (information technology). Over the first half of the reporting period, Citigroup, along with other large banking companies, underperformed largely as a result of inaction by the Fed. Net interests margins—a key metric of profitability—were under pressure as interest rates remained low. Investors had expected that with a rise in short-term rates, this measure of profitability would expand, providing a boost to earnings growth over the near- to-mid-term. Though the Fed indeed raised rates in December, weak economic data greatly decreased the likelihood that more rate hikes are forthcoming in the near term, pressuring Citigroup and its peers. The stock of global exploration and production energy company Noble Energy detracted from performance largely due to energy sector weakness that resulted from a further decline in oil prices. The stock of pharmacy benefit manager Express Scripts Holding suffered due to a dispute between the company and its largest customer, Anthem, over pricing. We believe the company’s stock price reflects the potential loss of Anthem and the dispute should only have a modest impact on Express’ selling season. With Apple, the market has become fixated on the short-term success of this interim phone product cycle given the very difficult year over year comparable created by the massive success of the iPhone 6. While there is no evidence of Apple losing unit market share, there are concerns of trading down within the iPhone lineup (buying 6 instead of 6S) as well as a potential lengthening of the upgrade cycle. We remain bullish on Apple’s continued growth and stickiness of its ecosystem and installed base given the secular shift to a mobile-first world. With continued innovation on the application side, we see opportunity for Apple to drive hardware (iPhone) and software (iOS) innovation. We believe drivers like mobile video, virtual reality, personal sensor data, etc. could enable iPhone innovation for years to come, with this more evident in the iPhone 7 launch later this year. Looking at the valuation on the stock, it is hardly heroic; meaning Apple only has to generate little growth for this to be a winning long-term investment. With Western Digital, a manufacturer of computer disk drives and other data storage solutions, the company continued to be negatively impacted by weak fundamentals, particularly low demand for personal computers. Further, the stock reacted unfavorably when management announced the acquisition of SanDisk at a substantial price premium. Moreover, U.S. regulators caused a deal to be scrapped that called for a Chinese investment in Western Digital at a meaningful premium, an unmitigated negative event for the company. We believe acquiring SanDisk likely makes sense from a long-term perspective, as it allows the company to vertically integrate into NAND flash storage. NAND flash memory is a type of storage technology that does not require power to retain data. An important goal of NAND flash development has been to reduce the cost per bit and increase maximum chip capacity so that flash memory can compete with magnetic storage devices like hard disks. That said, the deal is not without elevated risks and costs. We continue to monitor the situation closely.

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PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

PF Mid-Cap Equity Fund (sub-advised by Scout Investments, Inc.)

Q. How did the Fund perform for the year ended March 31, 2016?

A. For the year ended March 31, 2016, the PF Mid-Cap Equity Fund’s Class P returned -3.79%, compared to a -4.04% return for its benchmark, the Russell Midcap Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the ten-year period ended March 31, 2016. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2016 (1)
	1 Year		5 Years	10 Years
Fund’s Class P	(3.79%	)	6.88%	5.08%
Russell Midcap Index	(4.04%	)	10.30%	7.45%

(1)	Scout Investments, Inc. began managing the Fund on January 1, 2013, and some investment policies changed at that time. Another firm managed the Fund before that date.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P outperformed the benchmark. We at Scout maintain the Fund’s strategy, which is keenly focused on individual stock selection, by investing Fund assets primarily in equity securities of companies with medium market capitalization. Even at the stock level, buying and selling is often done incrementally. The strategy favors stocks with positive cash flows, strong balance sheets, attractive valuations, and fundamental top down (macroeconomic or political changes) or bottom up (company-specific) catalysts to unlock that value, while selecting away from those stocks that the strategy perceives to be exposed to unnecessary risk factors.

Stock selection added to the Fund’s value in seven out of ten market sectors and was particularly strong in the energy, technology, and utilities sectors. These gains more than offset underperformance in materials, health care, and consumer staples. The average cash balance in the Fund of near 2.6% was a small drag on performance due to the timing of cash balances. The Fund benefited from increased merger activities due to easy credit conditions in the U.S. and improving business fundamentals in certain sectors of the economy. As a result, several of the Fund’s holdings received takeover offers during the reporting period, including Cameron International Corp., Omnicare Inc., Conway Corp., IGATE Corp., and Catamaran Corp.

Energy added the most relative value to the Fund’s performance during the reporting period, driven almost entirely by stock selection. Cameron International received a takeover bid from Slumberger LTD, so this was the top contributor to relative performance in the energy sector. Among technology stocks, Computer Sciences was a standout performer as it continued to benefit from improved profit margins and restructuring actions, including a split into two separate companies and the payment of a special cash dividend. Public Storage performed strongly as it capitalized on its leading branded position in the storage sub-industry of REITs, which is contained within the financials sector of the benchmark. Public Storage also benefited from continuing low market interest rates, a strong balance sheet, and increased demand for its storage services driven by greater demand for urban living in smaller apartments and aging demographic trends. Finally, the largest holding, Atmos Energy, performed well as gas utilities remained in favor due to several takeover deals in the industry during 2015, and for its steady dividend growth potential in a low interest rate environment.

In contrast, some of the Fund’s main detractors on a total contribution basis were in the materials, health care, and consumer staples sectors. In materials, Allegheny Technologies, Inc., a specialty metals producer, fell on reports of weakness in the Chinese economy, which triggered declines in commodity stocks. In health care, contact lens maker Cooper Companies suffered under the pressure of a higher U.S. dollar since it has substantial overseas sales that can be lowered due to currency translation. Hain Celestial, the maker of Celestial Seasonings Tea and other organic and natural food products traded down due to a slowdown in the construction of new organic food stores, and from the success of traditional grocery stores which are increasingly offering competing lines of organic foods. These factors slowed sales growth and hurt the stock performance. Other significant detractors from relative performance included three companies from the financials sector, namely Affiliated Managers Group which posted disappointing performance due in part to generally weak global equity markets, and also due to the sudden halt of redemptions from their Third Avenue Focused Credit Fund caused by liquidity issues in this Fund’s holdings. Outfront Media declined on

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PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

general economic uncertainty in the U.S., which impacted outdoor advertising market conditions. Finally, banking company Citizens Financial Group was hurt by lower interest rates and general fears about energy loans in the sector, despite having a relatively low exposure to energy loans.

The Fund continues to overweight utilities, a sector that generally relies less on strong economic growth. The Fund is also overweight in financials, more specifically banks, due to our expectation that the cyclical rise in U.S. economic growth and employment trends will cause short-term interest rates to rise, even if at a slow or moderate pace. Finally, the Fund is overweight in industrials due to company-specific opportunities in airlines and defense companies, but also due to aggressive monetary stimulus in China and the EU that helps support U.S. exporters. Portfolio weights in consumer staples, materials, and technology are near the benchmark level. The technology and materials sectors, and semiconductors in particular, continue to suffer from weak global capital spending.

In contrast, the Fund is underweighting stocks in the consumer discretionary, health care, and energy sectors. Certain retailers and restaurant stocks may face profit margin pressures from rising wages, particularly as competition with Amazon is fierce. While rising health care costs may lead to reduced consumer spending, other factors, including a decline in meat prices, should help to improve restaurant margins. The Fund continues to invest in health care to capture growth as the population ages, although the pharmaceutical and biotech industries has come under political fire from certain presidential candidates, so exposure has been trimmed in that particular industry. This caution has resulted in an underweight position in the health care sector despite favorable long-term demand trends that should aid sales growth over time. Finally, we believe energy stocks will likely continue their relative weakness for the time being, as U.S. oil production declines are insufficient to offset uncertain global demand growth and near-record production from Russia and the OPEC nations.

PF Mid-Cap Growth Fund (sub-advised by Ivy Investment Management Company)

Q. How did the Fund perform for the year ended March 31, 2016?

A. For the year ended March 31, 2016, the PF Mid-Cap Growth Fund’s Class P returned -10.01%, compared to a -4.75% return for its benchmark, the Russell Midcap Growth Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the ten-year period ended March 31, 2016. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2016 (1)
	1 Year		5 Years	10 Years
Fund’s Class P	(10.01%	)	4.28%	6.14%
Russell Midcap Growth Index	(4.75%	)	9.99%	7.43%

(1)	Ivy Investment Management Company began managing the Fund on November 1, 2013, and some investment policies changed at that time. Other firms managed the Fund before that date.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P underperformed the benchmark. We at Ivy maintain the Fund’s strategy by investing primarily in equity securities of technology companies and technology related companies around the globe. The Fund may also invest in companies that, in our opinion, utilize technology as an agent of change to significantly enhance their business opportunities (or are expected to benefit from the use or commercial application of technology). The Fund’s strategy aims to identify strong, secular trends within industries and then apply a bottom-up stock selection process by considering a number of factors in selecting securities, including growth and earnings potential, quality of management, valuation, financial statements, industry/market size potential, and applicable market and economic conditions.

Relative underperformance during the reporting period was primarily driven by both sector allocations and individual stock selection. The primary factors in the Fund’s relative underperformance for the reporting period were stock selection issues in the consumer discretionary and consumer staples sectors. We were underweight in the underperforming consumer discretionary sector, but the Fund’s exposure to retail and related sectors detracted from performance in a year when e-commerce activity accelerated, taking market share and requiring many retailers to step up investment to try to maintain competitiveness and relevance to consumers. These costs and higher labor expense pressured the profitability of many companies in the Fund. An overweight position in the poorly performing energy sector was a significant, but lesser factor contributing to the

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PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Fund’s relative underperformance. Stock selection in the information technology sector detracted from performance during the reporting period. The Fund’s small cash allocation averaged approximately 1.8% during the reporting period and detracted from performance.

All other sectors contributed positively to relative performance, with the greatest positive impacts from the financials, materials, health care, and industrials sectors. The Fund’s lack of exposure to the telecommunications sector also generated positive relative performance for the reporting period as this segment of the benchmark was one of the worst performing during the reporting period. The Fund’s financials names made the largest positive contribution to performance over the reporting period. They outperformed their benchmark by a wide margin, delivering a positive absolute return against a negative return for the sector in the benchmark. Two of our bank stocks led the outperformance, based on strong growth in their businesses and a more favorable interest rate environment.

The top three securities detracting from Fund performance for the reporting period were Pandora Media, Alkermes and Urban Outfitters.

The top three securities contributing to the Fund’s performance for the reporting period were Mattel Inc., Fastenal Co. and Valspar.

PF Mid-Cap Value Fund (sub-advised by Boston Partners)

Q. How did the Fund perform for the period ended March 31, 2016?

A. The PF Mid-Cap Value Fund commenced operations on July 29, 2015. For the period from inception through March 31, 2016, the Fund’s Class P returned -2.30%, compared to a -1.21% return for its benchmark, the Russell Midcap Value Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the period from inception through March 31, 2016. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Total Returns for the Period from Inception through March 31, 2016
	Since Inception (7/29/15)
Fund’s Class P	(2.30%	)
Russell Midcap Value Index	(1.21%	)

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the period, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the period from inception through March 31, 2016, the Fund’s Class P underperformed the benchmark. Under normal market conditions, the Fund invests primarily in common stock of mid-capitalization U.S. companies that we, the management team at Boston Partners, identify as having value characteristics along with strong business fundamentals and positive business momentum. In selecting investments for the Fund, various factors are examined in order to determine the value characteristics of an issuer, including price-to-book value ratios and price-to-earnings ratios. These value characteristics are examined in the context of the issuer’s fundamentals and business momentum, such operating return on operating assets, earnings growth and cash flow. Securities for the Fund are selected based on a continuous study of trends in industries and companies, including the anticipated stability of earnings.

During the reporting period, the Fund maintained just over half the exposure to utilities as compared to its benchmark, which was a large detractor from relative performance; while many utilities companies do not surpass our business fundamentals or valuation criteria, utilities was the best-performing sector within the benchmark during the reporting period. Additionally, security selection within the financials sector was a detractor, as positions in financial services firms such as Raymond James and TD Ameritrade were negatively affected by the Fed’s decision to raise rates more gradually than the market had anticipated amid an increasingly calamitous global economic backdrop. Security selection within the technology sector also detracted from the Fund’s relative performance, as slowing PC hardware sales negatively affected the Fund’s positions in Western Digital and Seagate Technology.

The Fund benefitted from security selection within the health care sector, as the avoidance of several biotechnology and health care services companies aided relative performance. Relative performance was also strengthened by maintaining an underweight allocation to energy relative to the benchmark, as well as owning several companies that we believe to be better positioned than peers, including Parsley Energy, RSP Permian, and Diamondback Energy. Additionally, owning what we perceive as less cyclical companies compared to peers within the industrials sector—Masco, Huntington Ingalls, and Raytheon—benefitted relative performance. Lastly, Fund holdings within the consumer discretionary sector outperformed their benchmark peers, as several companies in the media, automobile components, and retailing segments of the sector posted strong returns amid an overall negative return environment for consumer discretionary stocks.

See benchmark definitions on A-30 – A-32

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

During the reporting period, which was marked by significant volatility, areas within the benchmark that offered high dividend yields performed the strongest, namely utilities, consumer staples, and telecommunications. The Fund maintained underweight exposure to those areas primarily due to valuation and/or business momentum reasons, but we were able to partially offset that headwind to relative performance by generating positive security selection for the reporting period.

PF Small-Cap Growth Fund (sub-advised by Lord, Abbett & Co. LLC)

Q. How did the Fund perform for the year ended March 31, 2016?

A. For the year ended March 31, 2016, the PF Small-Cap Growth Fund’s Class P returned -23.59%, compared to a -11.84% return for its benchmark, the Russell 2000 Growth Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the ten-year period ended March 31, 2016. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2016 (1)
	1 Year		5 Years	10 Years
Fund’s Class P	(23.59%	)	2.08%	2.84%
Russell 2000 Growth Index	(11.84%	)	7.70%	6.00%

(1)	Lord, Abbett & Co. LLC began managing the Fund on May 1, 2014, and some investment policies changed at that time. Other firms managed the Fund before that date.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P underperformed the benchmark. The Fund seeks to own small-capitalization growth companies that we at Lord Abbett believe have above-average, long-term growth potential, including companies that can transform markets through innovative products and services.

The leading detractor from Fund performance relative to the benchmark during the reporting period was stock selection within the information technology sector. Within this sector, the Fund’s position in GrubHub, Inc., an online and mobile platform for restaurant pick-up and delivery orders, was a primary detractor. Shares of GrubHub faced headwinds during the reporting period as the company attempted to combat competitive pressure by investing more in delivery, which led to disappointing earnings in the third quarter of 2015. Another large detractor within the sector was the Fund’s position in Nimble Storage, Inc., an engineer of a data storage platform. The stock fell as the company reported third quarter 2015 revenue below consensus estimates and previous guidance, and management indicated that they no longer expected to reach positive operating income by the end of 2015 as they had previously anticipated.

Stock selection in the health care sector was another detractor from Fund performance relative to the benchmark during the reporting period. Within this sector, the Fund’s holdings of Spark Therapeutics, Inc., a gene therapy company focused on rare-blindness conditions, detracted most. Broad-based biotech weakness weighed on shares during the reporting period, a phenomenon that was exemplified by the muted market response to positive data from a phase 3 trial for one of Spark’s rare blindness treatments in October. Another detractor within the health care sector was the Fund’s position in Fluidigm Corp., a manufacturer of life science tools. Early in the reporting period, Fluidigm reported revenues below consensus estimates, which led management to reduce full year guidance.

The industrials sector also detracted from Fund performance relative to the benchmark during the reporting period. Within this sector, the Fund’s holdings of Builders FirstSource, Inc., a supplier and manufacturer of building products for residential new construction, detracted most. Shares faced headwinds during the reporting period due to market caution towards levered stocks, such as Builders FirstSource. Another detractor within the industrials sector was the Fund’s position in Astronics Corp., a supplier of products to the aerospace, defense, consumer electronics, and semi-conductor industries. Shares of the company were weighed down by the company’s failure to announce the renewal of a large test contract prior to the end of 2015.

The two largest contributors to Fund performance relative to the benchmark during the reporting period were underweight positions in the energy and materials sectors. These were two of the three worst performing sectors in the benchmark and minimizing the Fund’s exposure to these troubled areas proved prudent.

See benchmark definitions on A-30 – A-32

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

At the individual security level, the largest contributor to Fund performance relative to the benchmark during the reporting period was the Fund’s position in Skechers USA, Inc., a designer and marketer of lifestyle footwear. The company’s shares rose 35% in the month following its first quarter of 2016 earnings report, beating consensus earnings estimates despite some currency headwinds. Another large individual contributor was the Fund’s position in Ultragenyx Pharmaceutical, Inc., a clinical-stage biopharmaceutical company. In early July 2015, Ultragenyx reported impressive data from a phase 2 trial for one of its treatments, which helped the case for its accelerated approval. The Fund’s position in MarketAxess Holdings, Inc., an electronic trading platform, was another strong contributor during the reporting period. MarketAxess continued to execute, consistently growing its market share to the point where it was responsible for more than 20% of the average daily volume in the high-grade market (excluding 144A securities) in December, which represented a record level for the company.

PF Small-Cap Value Fund (sub-advised by AllianceBernstein L.P.)

Q. How did the Fund perform for the year ended March 31, 2016?

A. For the year ended March 31, 2016, the PF Small-Cap Value Fund’s Class P returned -2.29%, compared to a -7.72% return for its benchmark, the Russell 2000 Value Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the period from inception through March 31, 2016. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2016 (1)
	1 Year		5 Years	Since Inception (6/29/07)
Fund’s Class P	(2.29%	)	8.74%	6.22%
Russell 2000 Value Index	(7.72%	)	6.67%	3.62%

(1)	AllianceBernstein L.P. began managing the Fund on May 1, 2014 and some investment policies changed at that time. Another firm managed the Fund before that date.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P outperformed the benchmark. We at AllianceBernstein maintain the Fund’s investment objective by seeking long-term growth of capital. The Fund seeks out-of-favor small-capitalization stocks with attractive long-term earnings prospects that the Fund’s investment team believes are undervalued. We believe that small-capitalization stocks offer greater opportunity for fundamental stock selection since they’re covered by fewer industry analysts. The Fund invests primarily in a portfolio of equity securities of small-capitalization U.S. companies.

During the reporting period, the Fund fell in absolute terms but outperformed the benchmark. Overall security selection contributed to its performance led by the Fund’s industrials and financials holdings. Stock selection in the consumer-discretionary, energy and consumer-staples sectors also contributed to the Fund’s performance during the reporting period. Stock selection in the technology and materials sectors detracted from its relative performance.

Overall sector allocation had a negative effect on performance for the reporting period. Underweight positions in financials and utilities counteracted the positive effects of an overweight in technology and an underweight in energy.

The leading contributor to Fund performance was StanCorp Financial, a U.S.-based provider of employee insurance and annuity products. StanCorp was acquired at a substantial premium by Japanese company Meiji Yasuda, which was attracted to its strong U.S. franchise. In the technology sector, Fairchild Semiconductor shares rose following an announcement that ON Semiconductor intended to acquire Fairchild for $20 per share in cash, a premium over where Fairchild Semiconductor shares had been trading earlier this fall. Despite market anxiety surrounding U.S. retailers in general, The Children’s Place (specialty retailer of children’s apparel and accessories) stock outperformed, driven by stronger-than-expected earnings and same-store sales. Investors reacted positively to the company’s operating margin expansion, which came from continued success of its merchandising and inventory optimization strategy.

The declining oil prices and sluggishness in the energy sector drove down shares of exploration & production companies. Detracting from Fund performance was the Fund’s holding in SM Energy, which underperformed along with other U.S. oil and gas producers due to expectations of continued weakness in oil and gas prices.

See benchmark definitions on A-30 – A-32

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Also detracting from Fund performance was home décor retailer, Pier 1 Imports, which reported disappointing sales and margins as the company faced headwinds from increasing online competition and rising inventory levels. The retailer also experienced sales drag from higher than expected cannibalization of its retail store sales by its own online store offerings. Bloomin’ Brands, an operator of restaurant chains such as Outback Steakhouse and Carrabba’s Italian Grill, also underperformed, detracting from Fund performance. The company reported store sales below expectations, fueling fears that revenue growth pressure would offset the company’s efficiency initiatives.

PF Emerging Markets Fund (sub-advised by OppenheimerFunds, Inc.)

Q. How did the Fund perform for the year ended March 31, 2016?

A. For the year ended March 31, 2016, the PF Emerging Markets Fund’s Class P returned -10.09%, compared to a -12.03% return for its benchmark, the MSCI Emerging Markets Index (Net).

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the ten-year period ended March 31, 2016. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2016
	1 Year		5 Years		10 Years
Fund’s Class P	(10.09%	)	(1.68%	)	5.03%
MSCI Emerging Markets Index (Net)	(12.03%	)	(4.13%	)	3.02%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P outperformed the benchmark. We, the Oppenheimer emerging markets team, are long-term investors in what we view as extraordinary companies that have massive competitive advantages and real options that manifest themselves over many years. The Fund mainly invests in common stocks of issuers in developing or emerging markets throughout the world, and focuses on companies with above-average earnings growth. While cyclical slowdowns can hurt all companies, extraordinary companies can often emerge from difficult periods with even greater competitive advantages. This is because such companies tend to have the cash flow and balance sheet flexibility to invest their businesses even during tough times. Using our long term, bottom-up focus, we seek to take advantage of dislocations in the market and to buy these companies at compelling valuations.

Macro driven turbulence dominated the market’s performance during the reporting period. Whether it was decelerating growth in China, dramatic currency and commodity price movements, and the Fed’s decision to raise interest rates, there was no shortage of macroeconomic headlines during the reporting period. This made for a volatile period for emerging markets.

Relative to the benchmark, the Fund’s outperformance during this reporting stemmed primarily from stock selection in China. Stock selection in the Philippines, Malaysia and Thailand also benefited the Fund’s performance relative to the benchmark, as well as an overweight position in Hong Kong and an underweight position in South Korea. From a sector perspective, consumer discretionary, information technology, financials and industrials holdings drove the Fund’s outperformance versus the benchmark. The Fund underperformed the benchmark within the consumer staples, materials and telecommunication services sectors as a result of stock selection.

During the reporting period, the top individual contributors to performance included New Oriental Education & Technology Group, Inc. (consumer discretionary) (China), BM&FBovespa (financials) (Brazil), Tencent Holdings Ltd. (information technology) (China), Taiwan Semiconductor Manufacturing Co., Ltd. (information technology) (Taiwan), and Lojas Americanas S.A. (consumer discretionary) (Brazil). New Oriental Education & Technology Group is a private education company in China. We believe the company is well-positioned to benefit from the increase in education spending in China, as parents invest in their children’s success. New Oriental has made impressive investments to embed technology into its classrooms and the stock has done well following the launch of its new online-to-offline service offering. BM&FBovespa holds a monopoly position in the trading and post-trading operations for cash equities and derivative securities in Brazil. Brazil has relatively underdeveloped capital markets, with relatively few companies listed compared to other stock exchanges around the world. Over the long term, we believe the company should benefit as the number of companies listed grows and the velocity of shares traded increases. The company’s shares rallied dramatically as Brazilian equities returned to favor and trading volumes increased. Rumors that BM&FBovespa would merge with Cetip, a Brazilian securities depository and clearinghouse, also bolstered the shares. Tencent Holdings, a Chinese Internet social networking

See benchmark definitions on A-30 – A-32

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

company, has an online community nearly the size of Facebook’s. Users can access Tencent offerings through desktop and mobile devices. This platform, with its extensive size and ease of access, enables Tencent to offer an increasing number of services. The company monetizes some of the services by selling accompanying ad space and by offering subscription services to users. The company reported strong fourth quarter of 2015 earnings due in part to growth in online games and social networking revenue. Taiwan Semiconductor is a global manufacturer of discrete semiconductor devices whose shares rallied after delivering a better-than-expected outlook. Excess inventories have been wound down and demand appears to be picking up. Lojas Americanas is a Brazilian retailer that had a strong reporting period. The company sells a diversified mix of products and has a loyal following. Penetration of quality formal retail is still relatively low in Brazil, which leaves room for Lojas to expand its store base. The business tends to be very resilient and has fared relatively well in the challenging Brazilian macroeconomic environment.

The most significant detractors from performance this reporting period included Housing Development Finance Corporation Ltd. (financials) (India), Prada S.p.A. (consumer discretionary) (Hong Kong), Companhia Brasileira de Distribuicao (consumer staples) (Brazil), MediaTek, Inc. (information technology) (Taiwan), Tingyi (Cayman Islands) Holding Corp. (consumer staples) (China). Housing Development Finance Corp. (HDFC) is the leading provider of mortgages in India—a country with an underpenetrated housing market. HDFC also has holdings in a leading insurance company and asset manager in India. The company is facing a period of sluggish loan growth. Prada suffered along with the rest of the luxury goods industry with a difficult consumption environment, particularly in non-Japan Asia. These issues do not change the fact that Prada operates in an industry with high barriers to entry, strong secular tailwinds and strong pricing power for their brands. Companhia Brasileira de Distribuicao is a Brazilian retailer that experienced declines this reporting period. The central business district operates food and non-food formats. Its food segment has done moderately well as consumers gravitated to formats offering discounts and deals. However, other segments have been challenged, with traffic and sales down dramatically at one of its non-food formats. Profitability has also been squeezed with the better performance of the lower margin food business. As a result, we have trimmed the position.

MediaTek is a Taiwanese semiconductor chip designer and integrated circuit maker. The company’s products are used in smartphones, particularly the “white label” products, which are less expensive versions that are manufactured in China. Sluggish smartphone demand and intensified competition have hurt pricing and margins. We expect the company to face long-term headwinds and have exited the position. Tingyi (Cayman Islands) Holding Corp., along with its subsidiaries, is the largest instant noodle producer in China. The company reported a decline in profit for 2015. The sales in Tingyi’s instant noodle business declined following price hikes that weren’t replicated by the competition, resulting in a loss of market share. Additionally, its products in the beverage segment were not properly positioned. We have seen some volume recover in the first quarter of 2016 and are monitoring developments closely.

PF International Large-Cap Fund (sub-advised by MFS Investment Management)

Q. How did the Fund perform for the year ended March 31, 2016?

A. For the year ended March 31, 2016, the PF International Large-Cap Fund’s Class P returned -8.93%, compared to a -8.27% return for its benchmark, the MSCI EAFE Index (Net).

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the ten-year period ended March 31, 2016. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2016
	1 Year		5 Years	10 Years
Fund’s Class P	(8.93%	)	3.00%	3.38%
MSCI EAFE Index (Net)	(8.27%	)	2.29%	1.80%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P underperformed the benchmark. We, the MFS investment management team, use a bottom-up investment style, involving the research of the fundamentals of each individual opportunity and analyzing certain aspects of a company such as earnings, cash flows, growth potential and management abilities. In managing the Fund, we invest primarily in the securities of foreign issuers with large market capitalizations.

See benchmark definitions on A-30 – A-32

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Stock selection in the health care and industrial goods & services sectors detracted from relative performance. Within health care, owning Canadian pharmaceutical company Valeant Pharmaceuticals (not a benchmark constituent; not held at reporting period end) and overweight positions in pharmaceutical companies Bayer (Germany) and Merck weighed on relative returns as shares of all three companies fell during the reporting period. Within the industrial goods & services sector, the Fund’s overweight position in power for aircraft, ships and land applications provider Rolls-Royce (U.K.) hindered relative results.

The Fund’s underweight allocation to the utilities & communications sector also dampened relative performance. However, there were no individual securities within this sector that were among the top relative detractors for the reporting period.

Individual stocks that detracted from relative results included overweight positions in industrial gas supplier Linde (Germany), banking group Standard Chartered (not held at reporting period end) (U.K.), global sourcing and supply chain management company Li & Fung (Hong Kong) and oil and gas exploration company INPEX (Japan), as these stocks performed poorly during the reporting period. Additionally, holding South Korean microchip and electronics manufacturer Samsung Electronics (not a benchmark constituent; not held at reporting period end) and avoiding tobacco distributor British American Tobacco (U.K.) held back relative returns.

During the reporting period, the Fund’s currency exposure, resulting primarily from differences between the Fund’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, was another detractor from relative performance. As our investment decisions are primarily driven by the fundamentals of each individual opportunity, it is common for our Funds to have different currency exposures than the benchmark.

Strong stock selection in the technology sector benefited performance relative to the benchmark. Within this sector, the Fund’s holdings of semiconductor company Taiwan Semiconductor Manufacturing (not a benchmark constituent) (Taiwan) aided relative returns as the stock outpaced the index during the reporting period.

An overweight allocation to the consumer staples sector further supported relative performance. Overweight positions in Japanese tobacco company Japan Tobacco, household products manufacturer Reckitt Benckiser (U.K.) and French international food company Danone boosted relative results.

Stock selection and an overweight allocation in the leisure sector also lifted relative performance. The Fund’s overweight position in U.K.-based advertising and marketing firm WPP Group and owning shares of fast food restaurant company Yum! Brands (not a benchmark constituent) elevated relative returns.

In other sectors, the Fund’s overweight positions in medical products and equipment manufacturer Terumo (Japan) and catering company Compass Group (U.K.) helped relative returns. Avoiding mining giant BHP Billiton (U.K.) and Spanish financial services firm Banco Santander further aided relative results as shares of these companies lagged the benchmark during the reporting period.

PF International Small-Cap Fund (sub-advised by QS Batterymarch Financial Management, Inc.)

Q. How did the Fund perform for the year ended March 31, 2016?

A. For the year ended March 31, 2016, the PF International Small-Cap Fund’s Class P returned 0.22%, compared to a 1.96% return for its benchmark, the S&P Developed Ex-U.S. SmallCap Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the period from inception through March 31, 2016. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2016
	1 Year	Since Inception (1/14/15)
Fund’s Class P	0.22%	5.87%
S&P Developed Ex-U.S. SmallCap Index	1.96%	6.93%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

See benchmark definitions on A-30 – A-32

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P underperformed the benchmark. We at QS Batterymarch maintain a well-diversified, style neutral Fund with modest region and sector allocations versus the benchmark through the combination of bottom up stock selection based on fundamentals and implemented with quantitative tools, risk controls and cost efficient trading. Our focus is securities of companies with small market capitalization that are located in developed, foreign countries. The Fund continues to invest in more than 200 companies and generally expects to invest in about the same number of non-U.S. countries as the benchmark.

For the reporting period, stock selection results were mixed at the region and sector level and had little impact on relative performance overall. Stock selection was strong in continental Europe, especially in the consumer staples and industrials sectors, and in the U.K., led by materials.

At the security level, an overweight to Spanish manufacturing company Gamesa Corporacion Tecnologica was the largest contributor to relative performance. The firm is involved with the fabrication of wind turbines and the construction of wind farms. An overweight to Toronto-based specialty packaging company CCL Industries Inc. was also a strong contributor. The company reported record fourth quarter of 2015 and annual results in February, and in March acquired Zephyr Company (Private) Limited, a privately held company headquartered in Singapore, and its two Malaysian subsidiaries pushing up the firm’s stock price. Construction firm Kyudenko Corporation was also a strong contributor, returning over 120% for the reporting period following better than expected orders in its solar segment and improved margins across most of its construction businesses.

Stock selection in Japan was the biggest detractor from relative performance, primarily in industrials and financials. Stock selection also detracted from relative return in the commodity-sensitive countries of Australia, New Zealand and Canada, despite strong results in the financials sector.

At the stock level, the largest detractor was an overweight to Canada’s leading coal export facility, Westshore Terminals Investment Corporation. The stock was a poor performer following the decision by several customers to reduce their export volumes due to weak coal prices. Overweights to South Korea’s Mirae Asset Securities Co., Ltd., which specializes in investment banking and securities trading and was impacted by a slowdown in trading globally, and Japan Aviation Electronics Industry, Limited, which sells electronic components and was hurt by slowing sales of the latest iPhone model, also detracted, with both holdings posting negative returns significantly below benchmark.

Region and sector allocation detracted modestly from relative performance, primarily due to an underweight in Australia, New Zealand and Canada where benchmark results were relatively strong. This negative impact was largely mitigated by an underweight to developed Asia ex Japan.

PF International Value Fund (sub-advised by J.P. Morgan Investment Management Inc.)

Q. How did the Fund perform for the year ended March 31, 2016?

A. For the year ended March 31, 2016, the PF International Value Fund’s Class P returned -10.87%, compared to a -8.27% return for its benchmark, the MSCI EAFE Index (Net).

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the ten-year period ended March 31, 2016. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2016 (1)
	1 Year		5 Years	10 Years
Fund’s Class P	(10.87%	)	0.17%	(1.39%	)
MSCI EAFE Index (Net)	(8.27%	)	2.29%	1.80%

(1)	J.P. Morgan Investment Management, Inc. began managing the Fund on January 1, 2011, and some investment policies changed at that time. Other firms managed the Fund before that date.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

See benchmark definitions on A-30 – A-32

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P underperformed the benchmark. We at J.P. Morgan seek to add value to client’s portfolios by capitalizing on what we believe are mis-valuations that arise within and across the world’s equity markets. We do this by investing primarily in equity securities of relatively large non-U.S. companies that we believe to be undervalued securities, as identified by in-house valuation tools and research analysts. Our process is dominated by bottom-up stock selection.

From a sector perspective, an underweight allocation to the consumer non-durable sector, and stock selection in banks and health care had a negative impact on Fund performance, while stock selection in telecommunication services, industrial cyclicals and energy aided returns. Regionally, stock selection in Continental Europe, Japan and the Pacific Rim detracted from performance, while stock selection in the U.K. and an overweight allocation to Japan contributed.

At the stock level, Credit Suisse, the Swiss bank, had a difficult period. European banks in general struggled as falling energy prices, stricter capital requirements, weaker growth in emerging markets, stock market turbulence and an ultra-low interest rate environment raised questions about the industry’s ability to meet profitability targets. Large banks, and banks with significant investment banking units in particular, are being subjected to more stringent capital requirements. Credit Suisse’s new CEO, Tidjane Thiam (formerly the head of Prudential plc) is seeking to bolster Credit Suisse’s profitability by expanding its wealth management operations, cutting costs and scaling back its investment banking unit. Thanks to raising additional capital late last year, we believe the bank should have the financial headroom to pursue its new strategic plans while ensuring that it can meet stricter capital requirements scheduled to take effect over the next few years.

On the upside, BG Group, the U.K. oil and gas producer, was a strong performer. The stock surged on the back of a $70 billion takeover offer from Royal Dutch Shell. Holders of BG received a combination of cash and shares of the new combined entity as payment. We view the combined entity as a potentially attractive investment. In addition to being able to generate significant cost savings, the new company will have a stake in Brazil’s deep-water fields (one of the largest developments in the world) and arguably be the leading global liquid natural gas (LNG) company. Shell is betting LNG will play an increasing role in emerging markets seeking alternatives to dirtier energy sources like coal.

Derivatives are used to manage currency deviations relative to the benchmark, e.g., our stock selection process could lead us to significantly underweight the Japanese market, which in turn could effectively cause us to underweight the yen. In such a situation, we may, where practical, seek to reduce that yen underweight through the use of currency forwards. Please note that we do not seek to add value via active currency management, but strive simply to reduce currency deviations versus the benchmark as a method of risk management. This means that currency does not materially add or subtract value from the Portfolio relative to the benchmark. The currency exposure in all our portfolios is managed by our separate currency overlay team. The use of currency forwards was a modest positive contributor over the reporting period.

PF Real Estate Fund (sub-advised by Morgan Stanley Investment Management Inc.)

Q. How did the Fund perform for the year ended March 31, 2016?

A. For the year ended March 31, 2016, the PF Real Estate Fund’s Class P returned 3.61%, compared to a 1.78% return for the broad-based S&P 500 Index and a 4.43% return for the sector-specific benchmark, the FTSE NAREIT Equity REITs Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmarks for the ten-year period ended March 31, 2016. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2016 (1)
	1 Year	5 Years	10 Years
Fund’s Class P	3.61%	10.49%	6.00%
S&P 500 Index	1.78%	11.58%	7.01%
FTSE NAREIT Equity REITs Index	4.43%	11.89%	6.56%

(1)

Morgan Stanley Investment Inc. manages the Fund and formerly did business in certain instances under the name Van Kampen, and managed the Fund under the Van Kampen name from the Fund’s inception until May 31, 2010.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

See benchmark definitions on A-30 – A-32

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P outperformed the broad-based S&P 500 Index but underperformed the sector-specific FTSE NAREIT Equity REITs Index. We, the managers at Morgan Stanley have maintained our core investment philosophy as a real estate value investor, resulting in the ownership of stocks whose share prices we believe provide real estate exposure at the best valuation relative to their underlying asset values. Our company-specific research leads us to an overweighting in the Fund to a group of companies that are focused in the ownership of high quality malls, primary central business district (CBD) office assets, full-service hotels, apartments, and a number of out-of-favor companies and an underweighting to companies concentrated in the ownership of data center, health care, and net lease assets.

From a bottom-up perspective, stock selection contributed to Fund performance relative to the sector specific index. Stock selection in the primary CBD office, health care, net lease, retail, and secondary CBD/suburban office sectors positively impacted relative performance. This was partially offset by stock selection in the hotel and data center sectors, which detracted from the Fund’s relative performance.

From a top-down perspective, sector allocation detracted from Fund performance relative to the sector specific index. The underweight to the diversified, health care and secondary CBD/suburban office sectors, as well as the overweight to the apartment sector, contributed to the Fund’s relative performance. However, this was more than offset by relative losses from the underweight to the data center and storage sectors, and the overweight to the hotel and primary CBD office sectors.

The Fund outperformed the broader equity markets, as measured by the broad-based index, as U.S. property stocks benefited from continued improvements in underlying property fundamentals and continued evidence of strong asset valuations in the underlying real estate markets. While the Fund outperformed the broad-based index for the reporting period, in the second quarter of 2015 the Fund meaningfully underperformed broader equity markets, generally coinciding with increases in interest rates.

PF Absolute Return Fund (sub-advised by BlueBay Asset Management LLP)

Q. How did the Fund perform for the period ended March 31, 2016?

A. The PF Absolute Return Fund commenced operations on April 27, 2015. For the period from inception through March 31, 2016, the Fund’s Class P returned -7.59%, compared to a 0.06% return for its benchmark, the Citigroup 1-Month U.S. T-Bill Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the period from inception through March 31, 2016. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Total Returns for the Period from Inception through March 31, 2016
	Since Inception (4/27/15)
Fund’s Class P	(7.59%	)
Citigroup 1-Month U.S. T-Bill Index	0.06%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the period, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the period from inception through March 31, 2016, the Fund’s Class P underperformed the benchmark. We at BlueBay maintain the Fund’s strategy by seeking to provide positive total return. The Fund looks to generate performance from six main areas of decision: term structure, sovereign credit alpha, sovereign credit beta, corporate credit alpha, corporate credit beta and currencies.

Term structure decisions overall had a limited impact on Fund performance over the reporting period. Performance was lost in June when the Fund had a relative value call to be long European duration versus short duration in the front end of the U.S. curve (via eurodollar futures) to play divergence in monetary policy. The Fund was also outright long German bunds as protection against the potential exit of Greece from the euro monetary union (known as ‘Grexit’). Furthermore, during November, Fund performance was impacted from a U.S. swap spread widening position, as 10-year swap spreads moved negative. During the final three months of the reporting period, term structure decisions benefited performance, as the Fund was positioned meaningfully long duration early in 2016, while core government yields fell on the back of risk-off sentiment, lower oil prices and increasingly dovish central banks.

We implemented bottom-up selection in sovereign credit (sovereign credit alpha), which detracted from Fund performance. Our positioning into the summer months of 2015 was long emerging market sovereigns versus short the European periphery in Europe via Italian Buoni del Tesoro Poliennali (BTP) futures (Italian government bond futures). We believed there was a real risk of Grexit. Meanwhile emerging markets

See benchmark definitions on A-30 – A-32

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

assets in euros appeared cheap and therefore we believed should benefit from the hunt-for-yield from European government bond investors, on the back of quantitative easing (QE) from the European Central Bank (ECB). In fact, Grexit was averted at the last minute causing spreads in BTPs to tighten, while concerns over China escalated causing emerging markets spreads to widen. In September, credit spreads generally saw weakness and again the Fund’s positions in emerging markets issuers, led by Mexico, were meaningfully wider. The Fund’s performance saw a meaningful recovery as markets bounced back in October, but performance was again affected later in the calendar year as oil and commodity price falls hurt emerging markets sentiment. Towards the end of the reporting period our positioning in sovereign credit detracted meaningfully as our long positions in the European periphery, led by Cyprus and Spain, and in emerging markets credits like Mexico, suffered from the risk-off tone in January and February, and failed to recover fully as risk assets recovered in March.

Sovereign credit beta was positive, adding to Fund performance. The beta element is effectively the performance from the decision on whether to be long or short sovereign credit. The Fund was long for a good part of 2015 and flat during the middle of last year, which proved beneficial to performance. However, clearly from the breakdown in performance between bottom-up and top-down positioning, the bottom-up positioning was far more important to get right than the overall direction of travel over the reporting period.

Corporate credit (bottom-up) alpha, detracted from performance meaningfully over the reporting period. The sector that experienced the majority of volatility through 2015 was energy and commodities. With meaningful weakness through the second half of 2015, the Fund’s long positions in energy names detracted from performance. Long positions included Atwood, Teck Resources, Continental, Noble Corp, Kinder Morgan and WPX. Although the Fund did offset some of these positions with short positions, through credit default swaps in names like Anglo American, Glencore, Anadarko and Repsol, the resources names still cost well over half of the Fund’s performance drag through the end of 2015 from bottom-up corporate positioning. Away from the commodity space, Seagate Technology, the U.S. technology company, detracted from performance following the company’s October profit warning, and the Fund’s long position in General Motors detracted further from Fund performance. Additional drags on Fund performance came from European corporate hybrid names such as EDF, Orange and TDC. However, performance from subordinated financial positions such as Lloyds Bank and senior RBS bonds added to Fund performance. The first quarter of 2016 saw a shift in market performance at the sector level, with a reversal of trends seen during the second half of 2015, with commodity sectors leading the way, but with subordinated financials the significant underperformer. As such the Fund’s long subordinated bank positions led by RBS, Barclays and Intesa were meaningful detractors, driving much of the bottom-up corporate underperformance over the final three months of the reporting period.

The top-down call on credit was also negative (corporate credit beta) and detracted from Fund performance. The Fund maintained an overweight credit position for much of 2015 as we believed that supportive monetary policy would benefit corporate spreads. In fact, the tightest levels seen in European credit spreads was at the start of March 2015, on the day that the ECB started their QE bond buying. Spreads from that point forward were meaningfully wider by calendar year end. However, we moved positioning from long corporate risk to short corporate risk gradually through January and February 2016. This shift proved to be premature as spreads recovered from early-year widening on the back of a recovery in oil prices and dovish central bank moves.

The contribution from currencies was also negative for Fund performance over the reporting period. Fund positions were implemented using foreign exchange forwards. During the third quarter of 2015, the Fund increased risk to several emerging markets currencies including the Mexican peso, Malaysian ringgit and Hungarian forint, following the emerging markets weakness in late August. While this benefited the Fund in the last few days of August, with emerging markets currencies weakening in September on Chinese and general emerging markets concerns, we exited these positions after reaching stop-loss levels. The currency positions, as well as the Fund’s short position on China and euro positions versus the U.S. dollar, were all negative for Fund performance over the last two quarters of 2015. Toward the end of 2015 key underperforming positions were the Fund’s long Mexican peso, long Australian dollar, and long South African rand positions. These currency exposures were reduced after reaching stop losses. Moving into 2016 currencies once again dragged on performance, driven particularly by short positions in the Chinese renminbi and Saudi riyal.

See benchmark definitions on A-30 – A-32

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

PF Currency Strategies Fund (co-sub-advised by Macro Currency Group and UBS Asset Management (Americas) Inc.)

Q. How did the Fund perform for the year ended March 31, 2016?

A. For the year ended March 31, 2016, the PF Currency Strategies Fund’s Class P returned 0.35%, compared to a 0.06% return for its benchmark, the Citigroup 1-Month U.S. T-Bill Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the period from inception through March 31, 2016. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2016 (1)
	1 Year	Since Inception (12/7/12)
Fund’s Class P	0.35%	1.44%
Citigroup 1-Month U.S. T-Bill Index	0.06%	0.04%

(1)

Effective October 30, 2015, UBS Global Asset Management (Americas) Inc. changed its name to UBS Asset Management (Americas) Inc. Macro Currency Group became co-sub-adviser to the Fund on May 1, 2014, and some investment policies changed at that time. UBS Global Asset Management (Americas) Inc. was the sole sub-adviser to the Fund before that date.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P outperformed the benchmark. The Fund is co-sub-advised by MCG and UBS. The following are separate discussions from each of the co-sub-advisers.

MCG

We at MCG identify investment opportunities using both quantitative and qualitative approaches. We manage a part of our portion of the Fund under a quantitative approach that is used for its longer-term “systematic” strategy. We use this systematic strategy to seek to capture longer-term fundamental shifts in currency movements (typically a twelve-month time horizon). We manage the other part of our portion of the Fund applying a qualitative approach that is used for its shorter-term “discretionary” investment strategy. We use this discretionary strategy to seek to identify and take advantage of macroeconomic themes that influence exchange rates over the medium-term (typically a two week to six-month horizon), a shorter time horizon than the systematic strategy. Both the quantitative and qualitative approaches utilize non-deliverable currency forwards as part of the Fund’s investment strategy.

Our co-managed portion of the Fund’s discretionary sub-component contributed positively over the course of the reporting period contributing to our portion of the Fund’s performance, while the systematic sub-component’s return was negative.

Over the course of the reporting period, we held various positions, both long and short, across the G10 universe primarily through the use of derivatives, including non-deliverable forwards. The main detractors from our portion of the Fund’s performance were the New Zealand dollar and the Swiss franc. The New Zealand dollar position (predominantly long during the reporting period) was held given the country’s relatively high interest environment, while the short Swiss franc position was driven by the country’s low interest rate environment as well as Purchasing Power Parity (PPP) valuation considerations.

The long New Zealand dollar position’s underperformance was primarily driven by the currency’s sensitivity to the fall in commodity prices witnessed throughout 2015 and the slowdown in the domestic economy. The New Zealand dollar experienced particularly large moves in the second quarter of 2015. The short Swiss franc position’s negative contribution to performance during the reporting period primarily stemmed from its perceived attractiveness as a safe haven currency (disregarding multitude fundamental headwinds) and significant repatriation by domestic investors.

The three biggest contributors to our portion of the Fund’s performance were positions in the Japanese yen, the euro, and the Canadian dollar. The Japanese yen, tactically traded throughout the reporting period, was the biggest contributor to performance as we continued to successfully navigate developments within the Japanese economy under Prime Minister Abe.

See benchmark definitions on A-30 – A-32

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

UBS

We at UBS maintained a portion of the Fund’s strategy by seeking to gain positive exposures to currencies that we believe are undervalued and have negative exposures to currencies that are believed to be overvalued. For the reporting period, derivatives, including non-deliverable forwards, had a positive impact on our portion of the Fund’s performance.

We retain conviction in our short Swiss franc position against euros as the currency appears to be overshot following actions from the Swiss central bank, and still appears significantly overvalued. We also maintain long positions in the Japanese yen and select emerging market currencies versus the U.S. dollar as these are attractively valued.

Our portion of the Fund held a short Swiss franc position against the euro throughout the reporting period, which was one of the largest drivers of performance. Although prior to the reporting period, the Swiss National Bank’s removal of the 1.20 EUR/CHF (euro and Swiss franc currency pairs) floor in January 2015 resulted in an immediate appreciation of the CHF Swiss franc and it remains in overvalued territory. We believe this will weigh on the Swiss economy and as a result, will continue to drive a correction in the currency.

Over the reporting period, the Australian dollar and New Zealand dollar short positions against the U.S. dollar positively impacted our portion of the Fund’s performance as monetary policy expectations for these economies dominated market sentiment and pricing. Although we closed our short Australian dollar position, we continue to hold an underweight exposure to the New Zealand dollar against the U.S. dollar as it remains overvalued and there are vulnerabilities facing the New Zealand economy.

Our portion of the Fund also held a long position in the Japanese yen against the U.S. dollar and euro given its attractive valuation. This position contributed to performance, in part benefitting from the Japanese yen’s risk-off characteristics.

Elsewhere, our portion of the Fund suffered from an overweight position in the Swedish krona against the euro. The Swedish Riksbank cut rates and expanded their QE program and the euro rebounded from its lows, causing a loss to our portion of the Fund’s value.

In emerging markets, our portion of the Fund’s long Mexican peso against Malaysian ringgit and long Indian rupee against Korean won trades were both additive to our portion of the Fund’s performance as large exposures to China caused the Malaysian ringgit and Korean won to depreciate as Chinese sentiment weakened throughout the reporting period.

However, a long Mexican peso position against KRW detracted from performance, as did the long Philippine peso against the U.S. dollar and Thai Baht due to the relative exposures during bouts of emerging market weakness.

PF Equity Long/Short Fund (sub-advised by AQR Capital Management, LLC)

Q. How did the Fund perform for the period ended March 31, 2016?

A. The PF Equity Long/Short Fund commenced operations on April 27, 2015. For the period from inception through March 31, 2016, the Fund’s Class P returned 20.01%, compared to a -6.84% return for the broad-based MSCI World Index (Net) and -3.18% for the Equity Long/Short Composite Benchmark.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmarks for the period from inception through March 31, 2016. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Total Returns for the Period from Inception through March 31, 2016
	Since Inception (4/27/15)
Fund’s Class P	20.01%
MSCI World Index (Net)	(6.84%	)
Equity Long/Short Composite Benchmark	(3.18%	)

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the period, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the period from inception through March 31, 2016, the Fund’s Class P outperformed both the broad-based MSCI World Index (Net) and the Equity Long/Short Composite Benchmark. We at AQR maintain the Fund’s strategy by seeking to provide higher risk-adjusted returns with lower volatility relative to global equity markets. The strategy seeks to generate returns from three different sources, including: 1) the potential gains from its long/short equity positions by generally entering into total return basket swaps, 2) overall exposure to equity markets, generally through the use of futures and currency forwards contracts, and 3) the tactical variation of its net exposure to equity markets. The strategy primarily seeks

See benchmark definitions on A-30 – A-32

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

to add alpha (excess return over the broad-based benchmark) via its long/short (market-neutral) stock portfolio. It also manages its beta (a measure of the Fund’s sensitivity to broad global market movements) relative to the broad-based benchmark to a long-term target of 0.5, and within a shorter-term range of 0.3 to 0.7 (which indicates a moderate to high sensitivity to broad global market movements), depending on market views. The Fund invests both in total return basket swaps and futures contracts, as well as currency forwards, to gain economic exposure to single name equities and global equity markets. These derivative positions are responsible for substantially all the performance in the Fund.

Global developed equity markets underperformed in 2015 and also performed poorly during the last eight-month period of 2015 since the Fund’s inception, driven mainly by expectations of slower growth in China and other large emerging markets as well as poor performance in energy and mining stocks.

The stock selection strategy was responsible for all of the Fund’s outperformance. Returns were driven by strong performance of nine of our ten investment themes. In particular, the stability, country-industry selection and momentum across industries themes performed well. By sector, industrials and energy were the largest contributors to outperformance. By country, the U.S. and the U.K. were the top contributors.

The Fund did not benefit from its static long-term beta exposure of 0.5 relative to the broad-based MSCI World Index (Net). The Fund’s tactical market exposure (the desired deviation from a beta of 0.5) also detracted from returns over the reporting period, due mainly to an overweight of the broad-based MSCI World Index (Net).

The Fund ended the reporting period with a highly diversified stock portfolio of 921 long positions and 832 short positions. Securities remained globally diversified, with roughly half of the Fund invested outside of the U.S. The stock selection strategy does take small industry views. As of the end of the reporting period, the Fund’s largest sector overweights were in health care and information technology, while the largest underweights were energy and utilities.

Our tactical market view was positive at the end of the reporting period and consequently our beta (driven by the strategic beta of 0.5 and the tactical beta overweight) relative to the broad-based benchmark was 0.6. This was mostly driven by favorable valuation and fundamental momentum indicators.

PF Global Absolute Return Fund (sub-advised by Eaton Vance Investment Managers)

Q. How did the Fund perform for the year ended March 31, 2016?

A. For the year ended March 31, 2016, the PF Global Absolute Return Fund’s Class P returned -1.46%, compared to a 0.12% return for its benchmark, the BofA Merrill Lynch U.S. 3-Month T-Bill Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the period from inception through March 31, 2016. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2016 (1)
	1 Year		Since Inception (12/7/12)
Fund’s Class P	(1.46%	)	1.94%
BofA Merrill Lynch U.S. 3-Month T-Bill Index	0.12%		0.07%

(1)

Eaton Vance Investment Managers assumed management of the Fund on August 1, 2013. Eaton Vance Management, an affiliate of Eaton Vance Investment Managers, managed the Fund from the Fund’s inception to July 31, 2013.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P underperformed the benchmark. We at Eaton Vance maintain the Fund’s strategy by investing in securities, derivatives, and other instruments to establish long and short investment exposures around the world, typically seeking to establish such investment exposures to individual countries based on the Eaton Vance portfolio management team’s view of the investment merits of a country. In addition to gaining exposure to a country or market, derivatives can also be utilized for hedging purposes. The decision to utilize cash instruments or derivatives is based on relative value and efficiency as deemed by the portfolio management team. The Fund typically employs significant use of derivative instruments both to gain exposure as well as hedge. The Fund employs foreign exchange forward contracts and credit default swaps. It may also use interest rate swaps, interest rate futures, bond futures, equity index futures and options, among other derivative instruments.

See benchmark definitions on A-30 – A-32

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Regional performance was mixed during the reporting period. The Dollar Bloc (which includes Australia, Canada, and New Zealand), Eastern Europe, the Middle East and North Africa were all positive regional contributors, while Asia, Sub-Saharan Africa, and Western Europe were negative regional contributors and Latin America was essentially flat.

In the Dollar Bloc, long New Zealand interest rates and short positions in the Australian dollar and Canadian dollar were positive contributors. There were no notable detractors within the region over the reporting period.

Positive performance in Eastern Europe was led by a long position in the Serbian dinar vs. the euro as well as a long position in Russian interest rates and both long currency and credit positions in Turkey. A handful of credit positions muted regional gains including a long position in Macedonia and short positions in both Croatia and Russia, while a long position in Poland’s zloty vs. the euro also detracted from gains.

A short interest-rate position in Saudi Arabia contributed positively in the Middle East and North Africa region, as did a long currency position in the Lebanese pound and a short currency position in the Omani rial. Notable detractors within the region included a long Iraqi credit position, a short credit position in Lebanon and a short position in the UAE dirham.

Gains on long positions in Venezuelan credit were largely offset by losses on long positions in Brazilian rates and the Mexican peso leading Latin America to be roughly flat for the reporting period. Other notable drivers of returns within the region included a gain on a long position in Argentine credit as well as losses on long Columbian interest rates and a short position in the Peruvian new sol.

In Asia, gains on local Indian corporate bonds as well as a long position in the Indonesian rupiah were overwhelmed by losses on small long positions in both Japanese and Indian equities as well as short position in Japanese interest rates. Of additional note, Chinese yuan positioning was fluid throughout the reporting period with both long and short positions at different times helping returns early during the reporting period, while the short position that remained at the end of the reporting period detracted from performance.

In Sub-Saharan Africa, losses on long positions in Zambia, both the currency and credit, outweighed gains on a long credit position in Tanzania and a short credit position in South Africa.

Gains on currency positions in Western Europe, notably driven by a short euro position vs the pound and long positions in the Norwegian krone and Swedish krona, were outweighed by losses on short positions in the euro and pound versus the dollar and a short German rates position.

Regarding exposure, the Fund maintained its net long U.S. dollar position with notable positions being versus the Chinese yuan and Singapore dollar in Asia as well as the Omani rial and United Arab Emirates dirham in the Gulf. The Fund’s credit-spread duration ended the reporting period a little shy of two years as attractive country-by-country credit opportunities have presented themselves over the past year. Additionally, the Fund’s global interest-rate duration ended the reporting period a little more than two years, with U.S. duration remaining limited accounting for a little more than 1-year, with select opportunities in countries that generally have slowing economies and easing inflationary pressures making up the remainder.

Benchmark Definitions

Barclays 1-3 Year U.S. Government/Credit Bond Index measures performance of U.S. dollar-denominated U.S. Treasuries, government-related, and investment grade U.S. corporate securities with maturities of one to three years. Results include the reinvestment of all distributions.

Barclays U.S. Aggregate Bond Index measures the performance of the U.S. investment grade bond market, which includes investment grade U.S. government bonds, investment grade corporate bonds, mortgage pass-through securities and asset-backed securities that are publicly offered for sale in the U.S. The securities in the Index must have at least 1 year remaining to maturity. In addition, the securities must be denominated in U.S. dollars and must be fixed rate, nonconvertible, and taxable. Results include the reinvestment of all distributions.

Barclays U.S. Treasury Inflation-Protected Securities (TIPS) Index is an index of all outstanding treasury inflation protected securities issued by the U.S. government. The total return is equal to the change in price plus the coupon return. Results include the reinvestment of all distributions.

BofA Merrill Lynch U.S. 3-Month Treasury Bill (T-Bill) Index is an index comprised of a single Treasury bill issue purchased at the beginning of the month and held for a full month, then sold and rolled into a newly selected Treasury bill issue. Results include the reinvestment of all distributions.

Citigroup 1-Month U.S. Treasury Bill (T-Bill) Index is a market value-weighted index of public obligations of the U.S. Treasury with maturities of one month. Results include the reinvestment of all distributions.

Emerging Markets Debt Composite Benchmark is 50% J.P. Morgan EMBI Global Diversified; 25% J.P. Morgan ELMI+; 25% J.P. Morgan GBI-EM Global Diversified. Results include the reinvestment of all distributions.

Equity Long/Short Composite Benchmark is 50% BofA Merrill Lynch U.S. 3-Month T-Bill Index and 50% MSCI World Index (Net). Results include the reinvestment of all distributions.

FTSE National Association of Real Estate Investment Trusts (NAREIT) Equity Real Estate Investment Trusts (REITs) Index is one index of a series of indices represented in the FTSE NAREIT U.S. Real Estate Index Series and is a free float adjusted market capitalization weighted index of tax-qualified REITs listed on the New York Stock Exchange (NYSE), American Stock Exchange and National Association of Securities Dealers Automated Questions (NASDAQ). Results include the reinvestment of all distributions.

J.P. Morgan Emerging Local Markets Index Plus (ELMI+) is a performance benchmark for emerging markets money market instruments and tracks total returns for local-currency-denominated money market instruments. The benchmark was introduced in June 1996 and consists of foreign exchange forward contracts laddered with maturities ranging from one to three months. Country weights are based on a trade-weighted allocation, with maximum weight of 10% for countries with convertible currencies and 2% for countries with non-convertible currencies. Results include the reinvestment of all distributions.

J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified tracks total returns of U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds. The diversified index limits the exposure of some of the larger countries. The performance of the index does not reflect the deduction of expenses associated with a fund, such as investment management fees. Results include the reinvestment of all distributions.

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

J.P. Morgan Government Bond Index-Emerging Markets (GBI-EM) Global Diversified tracks total returns of emerging markets local currency denominated fixed income instruments. The benchmark instruments of the index are regularly traded, fixed rate local sovereign bonds to which international investors can gain exposure. Country weights are based on a trade-weighted allocation, with maximum weight of 10% for countries. Results include the reinvestment of all distributions.

Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of March 31, 2016, the MSCI EAFE Index (Net) consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the U.K. The word “(Net)” in the index name means the net total return for the index, which includes the reinvestment of dividends after the deduction of withholding tax, applying the tax rate to non-resident individuals who do not benefit from double taxation treaties.

MSCI Emerging Markets Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of large and mid-capitalization securities in emerging markets. As of March 31, 2016, the MSCI Emerging Markets Index (Net) consists of the following 23 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, South Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates. The word “(Net)” in the index name means the net total return for the index, which includes the reinvestment of dividends after the deduction of withholding tax, applying the tax rate to non-resident individuals who do not benefit from double taxation treaties.

MSCI World Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of March 31, 2016, the MSCI World Index (Net) consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the U.K., and the U.S. The word “(Net)” in the index name means the net total return for the index, which includes the reinvestment of dividends after the deduction of withholding tax, applying the tax rate to non-resident individuals who do not benefit from double taxation treaties.

Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. Results include the reinvestment of all distributions.

Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000 Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. Results include the reinvestment of all distributions.

Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 Index companies with higher price-to-value ratios and higher forecasted growth values. The Russell 2000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect growth characteristics. Results include the reinvestment of all distributions.

Russell 2000 Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Value Index is constructed to provide a comprehensive and unbiased barometer for the small-cap value segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect value characteristics. Results include the reinvestment of all distributions.

Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Growth Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap growth market. Results include the reinvestment of all distributions.

Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies. The Russell Midcap Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set. Results include the reinvestment of all distributions.

Russell Midcap Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Value Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap value market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap value market. Results include the reinvestment of all distributions.

S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Results include the reinvestment of all distributions.

S&P Developed Ex-U.S. SmallCap Index comprises the stocks representing the lowest 15% of float-adjusted market cap in each developed country, excluding the U.S. It is a subset of the S&P Global BMI, a comprehensive, rules-based index measuring global stock market performance. Results include the reinvestment of all distributions.

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

S&P/LSTA Leveraged Loan Index is a daily total return index that uses Loan Syndications & Trading Association/Loan Pricing Corporation (LSTA/LPC) mark-to-market pricing to calculate market value change. On a real-time basis, the leveraged loan index (LLI) tracks the current outstanding balance and spread over London Interbank Offered Rate (LIBOR) for fully funded term loans. The facilities included in the LLI represent a broad cross section of leveraged loans syndicated in the U.S., including dollar-denominated loans to overseas issuers. Results include the reinvestment of all distributions.

PACIFIC FUNDSSM

PF FLOATING RATE LOAN FUND

Schedule of Investments

March 31, 2016

	Shares	Value
CONVERTIBLE PREFERRED STOCKS - 0.0%

Consumer Discretionary - 0.0%

Education Management Corp Series A1 0.000% * +	1,358	$11,815

Total Convertible Preferred Stocks (Cost $964)		11,815

COMMON STOCKS - 0.2%

Consumer Discretionary - 0.0%

Education Management Corp +	1,220,450	—

Health Care - 0.2%

Millennium Health LLC	7,653	119,578

Total Common Stocks (Cost $67,121)		119,578

	Principal Amount
SENIOR LOAN NOTES - 96.4%

Consumer Discretionary - 26.3%

99 Cents Only Stores Tranche B-2 4.500% due 01/11/19 §	$86,909	59,315
Acosta Inc Term B 4.250% due 09/26/21 §	396,570	389,134
Affinia Group Inc Tranche B-2 4.750% due 04/27/20 §	424,355	424,609
Altice France SA Term B-5 4.563% due 07/29/22 §	49,875	49,418
Amaya Holdings BV Term B (1st Lien) 5.000% due 08/01/21 §	563,430	521,454
AMC Entertainment Inc 4.000% due 12/15/22 §	199,500	200,269
Ancestry.com Inc 5.000% due 08/29/22 §	298,500	298,127
Answers Corp (1st Lien) 6.250% due 10/01/21 §	148,125	99,429
Ascena Retail Group Inc Tranche B 5.250% due 08/21/22 §	199,481	195,055
Ascend Learning LLC (1st Lien) 5.502% due 07/31/19 §	664,749	663,365
Asurion LLC (2nd Lien)
8.500% due 03/03/21 §	125,000	117,344
Tranche B-4
5.000% due 08/04/22 §	591,000	579,426
Auction.Com LLC 6.000% due 05/12/19 §	123,750	122,667
Bass Pro Group LLC 4.000% due 06/05/20 §	247,500	238,838
Block Communications Inc Term B 4.000% due 11/07/21 §	523,362	525,325
Cablevision CVC 5.000% due 10/09/22 §	375,000	376,313
Campaign Monitor Finance Property Ltd 6.250% due 03/18/21 §	97,323	94,160
Caesars Entertainment Operating Co Inc Term B-6 1.500% due 03/01/17 § Ω	217,047	200,226
Charter Communications Operating LLC Term I 3.500% due 01/23/23 §	250,000	250,603
Cirque Du Soleil (1st Lien) 5.000% due 07/08/22 §	199,374	190,735

	Principal Amount	Value
ClubCorp Club Operations Inc Term B 4.250% due 12/15/22 §	$175,000	$174,052
Cumulus Media Holdings Inc 4.250% due 12/23/20 §	540,607	367,612
David’s Bridal Inc 5.250% due 10/11/19 §	71,658	65,030
Dayco Products LLC 5.250% due 12/12/19 §	295,725	286,854
Education Management II LLC Tranche A
5.500% due 07/02/20 § +	101,866	59,276
Tranche B
8.500% due 07/02/20 § +	181,309	10,280
Entravision Communications Corp Tranche B 3.500% due 05/31/20 §	84,167	82,694
Evergreen (1st Lien) 5.750% due 04/28/21 §	690,487	556,993
Extreme Reach Inc (1st Lien) 7.250% due 02/07/20 §	80,866	80,587
Fender Musical Instruments Corp 5.750% due 04/03/19 §	26,375	26,139
Getty Images Inc 4.750% due 10/18/19 §	951,210	714,200
Go Daddy Operating Co LLC 4.250% due 05/13/21 §	553,375	553,133
Gray Television Inc Term C 4.250% due 06/13/21 §	117,815	118,146
Horizon Global Corp Term B 7.000% due 06/30/21 §	48,125	46,320
Hubbard radio LLC 4.250% due 05/27/22 §	67,500	64,631
iHeartCommunications Inc Tranche D 7.183% due 01/30/19 §	367,529	252,600
Tranche E
7.933% due 07/30/19 §	118,204	81,472
J. Crew Group Inc 4.000% due 03/05/21 §	393,000	308,587
Jo-Ann Stores Inc Term B 4.000% due 03/16/18 §	283,943	277,111
KC MergerSub Inc (1st Lien) 6.000% due 08/12/22 §	99,500	98,629
Landry’s Inc 4.000% due 04/30/18 §	7,251	7,235
Laureate Education Inc 5.000% due 06/15/18 §	287,176	249,126
McGraw-Hill Global Education Holdings LLC Term B 4.912% due 03/22/19 §	83,029	82,691
MediArena Acquisition BV Term B (1st Lien) 6.750% due 08/13/21 §	197,619	172,916
Michaels Stores Inc 4.000% due 01/28/20 §	101,066	101,287
Term B
3.750% due 01/28/20 §	316,063	315,832
MPG Holdco I Inc Term B-1 3.750% due 10/20/21 § µ	598,426	591,694
New Red Finance Inc Term B-2 (Canada) 3.750% due 12/10/21 §	877,372	877,738
Nord Anglia Education Finance LLC 5.000% due 03/31/21 §	493,719	485,079
Party City Holdings Inc 4.250% due 08/06/22 §	273,610	271,814
Petsmart Inc Tranche B-1 due 03/11/22 µ	300,000	299,138
Pilot Travel Centers LLC Tranche B 3.750% due 10/01/21 §	199,485	200,732
Pinnacle Entertainment Inc Tranche B-2 3.750% due 08/13/20 §	22,386	22,398
ProQuest LLC 5.750% due 10/24/21 §	98,748	96,032

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120 and B-121

PACIFIC FUNDS

PF FLOATING RATE LOAN FUND

Schedule of Investments (Continued)

March 31, 2016

	Principal Amount	Value
Savers Inc 5.000% due 07/09/19 § µ	$149,485	$120,709
Scientific Games International Inc 6.000% due 10/18/20 §	464,313	451,640
Scientific Games Term B-2 6.000% due 10/01/21 §	123,438	120,024
Serta Simons Holdings LLC Term B 4.250% due 10/01/19 §	939,808	940,323
Springer Science Business Media 2 GmbH Term B9 (Germany) 4.750% due 08/14/20 §	346,500	335,672
SRAM LLC Term B 4.012% due 04/04/20 §	189,909	155,606
Steinway Musical Instruments Inc (1st Lien) 4.750% due 09/19/19 §	293,274	283,010
SurveyMonkey.com LLC 6.250% due 02/07/19 §	493,639	481,298
The Goodyear Tire & Rubber Co (2nd Lien) 3.750% due 04/30/19 §	712,500	714,059
The Men’s Wearhouse Inc Tranche B 4.500% due 06/18/21 §	125,000	120,469
The Neiman Marcus Group Inc 4.250% due 10/25/20 §	238,034	218,661
The Servicemaster Co LLC 4.250% due 07/01/21 §	494,975	495,594
TI Group Automotive Systems LLC 4.500% due 06/30/22 §	149,250	148,317
Town Sports International LLC 4.500% due 11/15/20 §	140,488	61,112
Townsquare Media Inc 4.250% due 04/01/22 §	400,000	396,000
Toys ‘R’ US Property Co I LLC 6.000% due 08/21/19 §	471,635	416,218
Travelport Finance SARL (Luxembourg) 5.750% due 09/08/20 §	301,051	301,315
Univision Communications Inc (1st Lien) 4.000% due 03/01/20 §	557,380	552,602
Wash MultiFamily Acquisition Inc (1st Lien)
4.250% due 04/30/22 §	21,115	20,640
4.250% due 05/16/22 §	3,698	3,615
Weight Watchers International Inc Tranche B-2 4.000% due 04/02/20 §	751,750	558,174
Zuffa LLC 3.750% due 02/25/20 §	489,880	485,899

		20,974,827

Consumer Staples - 9.3%

AdvancePierre Foods Inc (1st Lien) 5.750% due 07/10/17 §	437,277	438,096
Albertson’s LLC Term B-2 5.500% due 03/21/19 §	1,211,762	1,213,602
Charger OpCo BV Term B-1 (Netherlands) 4.250% due 07/02/22 §	269,894	270,569
Clearwater Seafoods Ltd Partnership Term B 4.750% due 06/26/19 §	425,629	426,338
Coty Inc Term B 3.750% due 10/27/22 §	75,000	75,062
Del Monte Foods Inc (1st Lien) 4.254% due 02/18/21 §	396,962	373,640
Dole Food Co Inc Tranche B 4.502% due 11/01/18 §	524,099	522,870
Flavors Holdings Inc Tranche B (1st Lien) 6.750% due 04/03/20 §	92,500	83,250
Galleria Co Term B 3.750% due 01/26/23 §	175,000	174,781
High Liner Foods Inc (Canada) 4.250% due 04/24/21 §	94,309	91,185
JBS USA LLC
3.750% due 09/18/20 §	498,721	496,851
4.000% due 10/30/22 §	74,813	74,563

	Principal Amount	Value
Keurig Green Mountain Term B 5.250% due 03/03/23 §	$378,667	$380,481
NBTY Inc Term B-2 3.500% due 10/01/17 §	312,394	311,457
Post Holdings Inc 3.750% due 06/02/21 §	17,790	17,855
Reynolds Group Holdings 4.500% due 12/01/18 §	566,389	566,872
Spectrum Brands Inc 3.500% due 06/23/22 §	210,478	211,465
Supervalu Inc 4.500% due 03/21/19 §	696,531	683,568
The Sun Products Corp Tranche B 5.500% due 03/23/20 §	266,750	258,748
US Foods Inc 4.500% due 03/31/19 §	744,957	742,496

		7,413,749

Energy - 4.1%

Alpha Natural Resources Inc Term B 3.500% due 05/22/20 § Ω	73,313	24,132
Arch Coal Inc 7.500% due 05/16/18 § Ω	386,203	137,875
Bronco Midstream Funding LLC 5.000% due 08/17/20 § +	913,207	522,902
CITGO Holding Inc 9.500% due 05/12/18 §	114,958	115,389
Drillships Ocean Ventures Inc 5.500% due 07/25/21 § µ	172,750	79,753
Energy Transfer Equity LP 3.250% due 12/02/19 §	225,000	201,516
Fieldwood Energy LLC
3.875% due 10/01/18 §	505,897	347,488
(2nd Lien)
8.375% due 09/30/20 §	200,000	35,500
MEG Energy Corp 3.750% due 03/31/20 §	745,723	606,832
Murray Energy Corp
Term B-1
7.000% due 04/17/17 §	49,546	31,461
Term B-2
7.500% due 04/16/20 §	272,861	141,206
Samson Investment Co Tranche 1 (2nd Lien) 5.000% due 09/25/18 § Ω µ	100,000	1,750
Seadrill Operating LP 4.000% due 02/21/21 §	489,056	218,037
Sheridan Investment Partners I LLC Tranche B-2 4.250% due 10/01/19 §	441,967	211,039
Sheridan Investment Partners II LP
4.250% due 12/11/20 §	244,524	103,923
4.250% due 12/16/20 §	12,686	5,391
Term A2
4.250% due 12/11/20 §	34,015	14,456
Sheridan Production Partners I-A LP Tranche B-2 4.250% due 10/01/19 §	58,564	27,964
Sheridan Production Partners I-M LP Tranche B-2 4.250% due 10/01/19 §	35,772	17,081
Targa Resources Corp 5.750% due 02/27/22 §	37,209	33,954
Tervita Corp 6.250% due 05/15/18 §	444,673	369,078

		3,246,727

Financials - 8.8%

Alliant Holdings I LLC 4.500% due 08/12/22 §	223,312	221,079
Altisource Solutions SARL Term B 4.500% due 12/09/20 §	257,127	228,843
American Beacon Advisors Inc Term B 5.500% due 03/15/22 §	49,625	49,222

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120 and B-121

PACIFIC FUNDS

PF FLOATING RATE LOAN FUND

Schedule of Investments (Continued)

March 31, 2016

	Principal Amount	Value
Amwins Group LLC (1st Lien) 5.250% due 09/06/19 §	$121,125	$121,478
Armor Holding II LLC (1st Lien) 5.750% due 06/26/20 §	493,553	482,654
AssuredPartners Capital Inc (1st Lien) 5.750% due 10/21/22 §	74,812	74,625
Citco Funding LLC 4.250% due 06/29/18 §	524,638	524,638
Corporate Capital Trust Inc Term B 4.000% due 05/20/19 §	220,992	217,810
DTZ Worldwide Ltd 4.250% due 11/04/21 §	248,125	246,057
Guggenheim Partners Investment Management Holdings LLC 4.250% due 07/22/20 §	1,254,511	1,253,988
Harbourvest Partners LP 3.250% due 02/04/21 §	300,915	297,906
ION Trading Technologies SARL Tranche B-1 (Luxembourg) 4.250% due 06/10/21 §	203,390	201,356
IPC Corp Term B-1 (1st Lien) 5.500% due 08/06/21 §	247,500	232,031
LPL Holdings Inc Tranche B 4.750% due 11/21/22 §	498,750	487,528
MCS AMS Sub-Holdings LLC 7.500% due 10/15/19 § +	63,750	57,745
NXT Capital Inc 6.250% due 05/29/20 §	74,239	74,239
Ocwen Loan Servicing LLC 5.500% due 02/15/18 §	340,513	334,979
PGX Holdings Inc (1st Lien) 5.750% due 09/29/20 §	235,324	234,147
RCS Capital Corp
(1st Lien)
7.500% due 04/29/19 § Ω µ	276,096	182,224
8.000% due 08/08/16 §	75,000	74,625
Realogy Corp Term B 3.750% due 03/05/20 §	498,724	499,660
Salient Partners LP 7.500% due 06/09/21 §	98,250	95,303
USI Inc 4.250% due 12/27/19 §	296,954	292,871
Walker & Dunlop Inc 5.250% due 12/20/20 §	270,762	271,100
Walter Investment Management Corp Tranche B 4.750% due 12/18/20 §	268,290	234,419

		6,990,527

Health Care - 11.6%

Acadia Healthcare Co Inc Tranche B 4.250% due 02/11/22 §	24,687	24,772
ADMI Corp 5.500% due 04/29/22 §	49,625	49,687
Alere Inc Term B 4.250% due 06/20/22 §	184,987	184,105
AMAG Pharmaceuticals Inc 4.750% due 08/17/21 §	97,500	96,281
Amneal Pharmaceuticals LLC Term B 4.504% due 11/01/19 §	501,177	496,635
Ardent Legacy Acquisitions Inc 6.500% due 08/04/21 §	49,750	49,874
Auris Luxembourg III SARL Facility B4 4.250% due 01/17/22 §	99,002	98,816
Aveta Inc 9.750% due 12/30/17 §	45,268	28,293
Carecore National LLC 5.500% due 03/05/21 §	319,213	300,061
CHS/Community Health Systems Inc Term G 3.750% due 12/31/19 §	339,996	334,707

	Principal Amount	Value
Term H
4.000% due 01/27/21 §	$575,713	$567,186
CPI Buyer LLC (1st Lien) 5.500% due 08/16/21 §	295,871	283,296
Endo Luxembourg Finance Co I SARL Term B (Luxembourg) 3.750% due 06/27/22 §	299,250	295,135
Envision Healthcare Corp Tranche B-2 4.500% due 10/28/22 §	498,750	499,810
Global Healthcare Exchange LLC 5.500% due 08/15/22 §	99,500	99,376
Great Batch Term B 5.250% due 10/27/22 §	100,000	100,047
Horizon Pharma Inc 4.500% due 05/07/21 §	173,314	167,628
Indivior Finance SARL (United Kingdom) 7.000% due 12/19/19 §	140,625	135,000
InVentiv Health Inc Term B-4 7.750% due 05/15/18 §	963,957	962,752
JLL/Delta Dutch Newco BV 4.250% due 03/11/21 §	491,250	474,568
Kindred Healthcare Inc 4.250% due 04/09/21 §	1,183,937	1,152,859
MMM Holdings Inc 9.750% due 12/12/17 §	62,267	38,917
New Millennium Holdco Inc 7.500% due 12/21/20 §	261,317	249,884
Onex Carestream Finance LP (1st Lien) 5.000% due 06/07/19 §	405,549	378,175
Pharmaceutical Product Development Inc 4.250% due 08/18/22 §	421,813	418,649
Physio-Control International Inc Term B (1st Lien) 5.500% due 05/19/22 §	49,875	49,922
Radnet Management Inc Tranche B 4.250% due 10/10/18 §	23,684	23,329
RCHP Inc Term B-2 6.000% due 04/23/19 §	296,231	296,416
Steward Health Care System LLC 6.750% due 04/10/20 §	488,693	471,589
Truven Health Analytics Inc Tranche B 4.500% due 06/06/19 §	193,028	192,907
Valeant Pharmaceuticals Series F-1 Tranche B 4.000% due 04/01/22 §	790,504	748,262

		9,268,938

Industrials - 12.5%

Accudyne Industries LLC 4.000% due 12/13/19 §	370,858	324,733
AlixPartners LLP 4.500% due 07/15/22 §	74,625	74,407
Ameriforge Group Inc (1st Lien) 5.000% due 12/19/19 §	367,324	174,785
Apex Tool Group LLC 4.500% due 02/01/20 §	200,000	192,833
Bombardier Recreational Products Inc Term B-2 (Canada) 3.750% due 01/30/19 §	750,000	741,965
Ceridian HCM Holding Inc 4.500% due 09/15/20 §	73,253	71,422
CPG International Inc 4.750% due 09/30/20 §	294,710	288,816
CPM Acquisition Corp (1st Lien) 6.000% due 04/11/22 §	49,625	49,067
Doosan Infracore International Inc Tranche B 4.500% due 05/28/21 §	720,644	716,140
Dynacast International LLC Term B-1 (1st Lien) 4.500% due 01/28/22 §	74,250	73,784
EnergySolutions LLC 6.750% due 05/29/20 §	117,232	109,026

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120 and B-121

PACIFIC FUNDS

PF FLOATING RATE LOAN FUND

Schedule of Investments (Continued)

March 31, 2016

	Principal Amount	Value
EWT Holdings III Corp (1st Lien) 4.750% due 01/15/21 §	$738,646	$725,720
Floatel Delaware LLC 6.000% due 06/27/20 §	72,191	32,847
Gardner Denver Inc 4.250% due 07/30/20 §	1,082,112	982,016
Gates Global LLC 4.250% due 07/06/21 §	875,433	827,832
Generac Power Systems Inc Term B 3.500% due 05/31/20 §	159,000	158,073
Granite Acquisition Inc
Term B (1st Lien)
5.000% due 12/17/21 §	354,705	332,241
Term C (1st Lien)
5.000% due 12/17/21 §	15,805	14,804
IG Investments Holdings LLC Tranche B 6.000% due 10/31/21 §	219,595	218,498
John Maneely Co 4.750% due 04/01/17 §	862,376	861,288
Kenan Advantage Group Holdings Corp
1.523% due 07/29/22 § µ	1,343	1,335
4.000% due 07/29/22 §	270,430	268,739
Manitowoc Foodservice Inc Term B 5.750% due 03/03/23 §	100,000	100,542
Merrill Communications LLC 6.250% due 06/01/22 §	74,551	61,505
Milacron LLC 4.500% due 09/28/20 §	165,068	164,243
Pelican Products Inc (1st Lien) 5.250% due 04/10/20 §	180,217	161,970
Rexnord LLC Term B 4.000% due 08/21/20 §	1,053,049	1,040,105
SIG Combibloc Holdings SCA 4.250% due 03/11/22 §	371,250	370,454
Stena International SA (Sweden) 4.000% due 03/03/21 §	220,500	184,118
Tank Holding Corp 5.250% due 03/16/22 §	111,206	104,812
Tecomet Inc (1st Lien) 5.750% due 12/03/21 §	98,251	92,356
Transdigm Inc Term C 3.750% due 02/28/20 §	151,709	150,070
Tranche D
3.750% due 06/04/21 §	245,625	243,169
VAT Lux III SARL (Switzerland) 4.250% due 02/11/21 §	34,068	33,387

		9,947,102

Information Technology - 11.3%

Avago Technologies Cayman Ltd Term B-1 4.250% due 02/01/23 §	850,000	846,871
Commscope Inc Tranche 5 3.828% due 12/29/22 §	99,500	99,127
CompuCom Systems Inc 4.250% due 05/09/20 §	152,103	106,979
Dell International LLC Term B-2 4.000% due 04/29/20 §	694,750	694,620
EIG Investors Corp (1st Lien) 6.230% due 11/09/19 §	979,294	930,737
Excelitas Technologies Corp Term B 6.000% due 11/02/20 §	234,238	209,057
First Data Corp
3.932% due 09/24/18 §	200,000	199,708
4.182% due 07/08/22 §	100,000	99,552
First Data Corp Term C-1 3.932% due 03/23/18 §	503,438	503,087
Global Payments Inc due 03/24/23 µ	75,000	75,539
Infor (US) Inc Tranche B-5 3.750% due 06/03/20 §	678,492	659,409

	Principal Amount	Value
Informatica Corp 4.500% due 08/05/22 §	$273,625	$268,905
Kronos Acquisition Intermediate Inc 6.000% due 08/26/22 §	149,250	143,280
Lattice Semiconductor Corp 5.250% due 03/10/21 §	222,750	209,385
MA FinanceCo LLC
Tranche B
5.250% due 11/19/21 §	131,228	131,294
Tranche C
4.500% due 11/20/19 §	138,750	138,299
Match Group Inc Term B-1 5.500% due 11/16/22 §	98,750	99,059
Micro Holding LP Term B 5.250% due 01/15/23 §	115,809	116,489
Mitel US Holdings Inc 5.500% due 04/29/22 §	93,439	93,381
NXP BV Tranche B (Netherlands) 3.750% due 12/07/20 §	174,563	175,231
Opal Acquisition Inc (1st Lien) 5.000% due 11/20/20 §	220,357	193,363
RP Crown Parent LLC (1st Lien) 6.000% due 12/21/18 §	430,588	400,806
Smart Technologies ULC Term B (Canada) 10.500% due 01/31/18 § +	20,156	20,011
SS&C European Holdings SARL
Term B-1
4.007% due 07/08/22 §	228,700	229,414
Term B-2
4.018% due 07/08/22 §	33,151	33,255
SunEdison Semiconductor BV 6.500% due 05/27/19 §	99,124	96,893
(1st Lien)
5.250% due 03/31/23 §	100,000	100,350
Sybil Finance BV 4.250% due 03/20/20 §	607,344	607,850
Wall Street Systems Delaware Inc 4.250% due 04/30/21 §	404,762	401,979
Western Digital Corp 6.250% due 03/16/23 §	275,000	272,078
Zebra Technologies Corp 4.750% due 10/27/21 §	844,533	850,003

		9,006,011

Materials - 8.3%

ANGUS Chemical Term B-1 4.500% due 02/02/22 §	58,143	56,980
Axalta Coating Systems Dutch Holding BV 3.750% due 02/01/20 §	309,940	308,366
Berry Plastics Corp Term E 3.750% due 01/06/21 §	90,611	90,454
Term F
4.000% due 10/03/22 §	92,607	92,749
Chemours Co Tranche B 3.750% due 05/12/22 §	124,063	118,299
Fairmount Minerals Ltd Tranche B-2 4.500% due 09/05/19 §	737,421	394,520
FMG Resources Property Ltd (Australia) 4.250% due 06/30/19 §	1,289,220	1,092,614
Gemini HDPE LLC 4.750% due 08/06/21 §	345,002	342,414
Headwaters Inc Term B 4.500% due 03/24/22 §	24,813	24,890
Hilex Novolex (1st Lien) 6.000% due 12/05/21 §	495,000	495,000
Huntsman International LLC 3.750% due 10/01/21 §	307,941	306,209
Term B-1
due 03/24/23 µ	50,000	49,875

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120 and B-121

PACIFIC FUNDS

PF FLOATING RATE LOAN FUND

Schedule of Investments (Continued)

March 31, 2016

	Principal Amount	Value
Ineos US Finance LLC 4.250% due 03/31/22 §	$98,999	$97,777
Kraton Polymers LLC 6.000% due 01/06/22 §	125,000	118,229
MacDermid Inc
Tranche B (1st Lien)
5.500% due 06/07/20 §	667,284	646,293
Tranche B-2
5.500% due 06/07/20 §	74,063	71,719
Minerals Technologies Inc Term B-1 3.750% due 05/10/21 §	242,252	241,644
Neenah Foundry Co 6.750% due 04/26/17 §	59,364	59,067
NM Z Parent Inc 5.500% due 06/27/22 §	248,125	246,187
Noranda Aluminum Term B 5.750% due 02/28/19 § Ω	120,313	36,094
Oxea SARL Tranche B-2 (1st Lien) 4.250% due 01/15/20 §	73,313	71,571
Sonneborn LLC 4.750% due 12/10/20 § µ	69,883	69,534
Summit Materials LLC 4.000% due 07/15/22 §	373,684	371,348
Trinseo Materials Operating SCA Term B 4.250% due 10/13/21 §	645,125	642,975
Tronox Inc Term B 4.500% due 03/19/20 §	597,418	557,342

		6,602,150

Telecommunication Services - 1.5%

Intelsat Jackson Holdings SA Tranche B-2 (Luxembourg) 3.750% due 06/30/19 §	1,000,000	935,313
Syniverse Holdings Inc Tranche B 4.000% due 04/23/19 §	371,190	278,393
TNS Inc (1st Lien) 5.000% due 02/14/20 §	27,585	27,229

		1,240,935

Utilities - 2.7%

Calpine Corp 3.500% due 05/27/22 §	721,308	713,362
Dynegy Inc Tranche B-2 4.000% due 04/23/20 §	698,205	688,605
La Frontera 4.500% due 09/30/20 §	483,274	481,915
Longview Power LLC Term B 7.000% due 04/13/21 §	49,625	44,166
TPF II LC LLC 5.500% due 10/02/21 §	196,233	191,082
Viva Alamo LLC 5.250% due 02/22/21 §	73,871	48,385

		2,167,515

Total Senior Loan Notes (Cost $82,042,451)		76,858,481

	Shares	Value
SHORT-TERM INVESTMENT - 4.4%

Money Market Fund - 4.4%

BlackRock Liquidity Funds T-Fund Portfolio	3,541,701	$3,541,701

Total Short-Term Investment (Cost $3,541,701)		3,541,701

TOTAL INVESTMENTS - 101.0% (Cost $85,652,237)		80,531,575

OTHER ASSETS & LIABILITIES, NET - (1.0%)		(765,197)

NET ASSETS - 100.0%		$79,766,378

Notes to Schedule of Investments

(a)	As of March 31, 2016, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer Discretionary	26.3%
Industrials	12.5%
Health Care	11.8%
Information Technology	11.3%
Consumer Staples	9.3%
Financials	8.8%
Materials	8.3%
Short-Term Investment	4.4%
Energy	4.1%
Others (each less than 3.0%)	4.2%

	101.0%
Other Assets & Liabilities, Net	(1.0%	)

	100.0%

(b)	Investments with a total aggregate value of $682,029 or 0.9% of the Fund’s net assets were valued by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee, or to the Board of Trustees.

(c)	Investments with a total aggregate value of $582,301 or 0.7% of the Fund’s net assets were in default as of March 31, 2016.

(d)	Pursuant to the terms of the following senior loan agreements, the Fund had unfunded loan commitments of $122,183 or 0.2% of net assets as of March 31, 2016, which could be extended at the option of the borrower.

Borrower	Unfunded Loan Commitments	Value	Unrealized Appreciation (Depreciation)
Arch Coal Inc	$95,000	$96,500	$1,500
Kenan Advantage Group Holdings Corp	27,183	27,263	80

	$122,183	$123,763	$1,580

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120 and B-121

PACIFIC FUNDS

PF FLOATING RATE LOAN FUND

Schedule of Investments (Continued)

March 31, 2016

(e)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2016:

		Total Value at March 31, 2016	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Convertible Preferred Stocks	$11,815	$—	$—	$11,815
	Common Stocks	119,578	—	119,578	—
	Senior Loan Notes	76,858,481	—	74,057,916	2,800,565
	Short-Term Investment	3,541,701	3,541,701	—	—
	Unfunded Loan Commitments	1,580	—	1,580	—

	Total	$80,533,155	$3,541,701	$74,179,074	$2,812,380

The following is a reconciliation of investments for significant unobservable inputs (Level 3) used in valuing the Fund's assets and liabilities (See Note 3D in Notes to Financial Statements) for the year ended March 31, 2016:

	Convertible Preferred Stocks	Senior Loan Notes	Total
Value, Beginning of Year	$—	$302,670	$302,670
Purchases	—	244,250	244,250
Sales (Includes Paydowns)	—	(64,107)	(64,107)
Accrued Discounts (Premiums)	—	1,925	1,925
Net Realized Gains (Losses)	—	(6,690)	(6,690)
Change in Net Unrealized Appreciation (Depreciation)	—	34,919	34,919
Transfers In	11,815	2,287,598	2,299,413
Transfers Out	—	—	—

Value, End of Year	$11,815	$2,800,565	$2,812,380

Change in Net Unrealized Appreciation (Depreciation) on Level 3 Investments Held at the End of Year, if Applicable	$—	$34,919	$34,919

Additional information about Level 3 fair value measurements as of March 31, 2016 was as follows:

	Value at 03/31/16	Valuation Technique(s)	Unobservable Input(s)	Range	Weighted Average
Convertible Preferred Stocks	$11,815	Weighted Probability Average	Discount for lack of marketability	30.0% - 50.0%	40.0%
			Probability of default	45.0% - 65.0%	55.0%
			Projected revenue growth	(13.0%) - 3.6%	(2.5%	)
			Projected EBITDA growth	0.0% - 6.7%	3.9%
			EBITDA Multiple	1.0 - 7.4	4.0

Common Stocks	—	Weighted Probability Average	Discount for lack of marketability	30.0% - 50.0%	40.0%
			Probability of default	45.0% - 65.0%	55.0%
			Projected revenue growth	(13.0%) - 3.6%	(2.5%	)
			Projected EBITDA growth	0.0% - 6.7%	3.9%
			EBITDA Multiple	1.0 - 7.4	4.0

Senior Loan Notes	670,214	Discounted Cash Flow	Projected distributions growth	(50.0%) - 0.0%	(10.0%	)
			EBITDA Multiple	6.4 - 13.6	9.3
			Beta Multiple	1.3 - 1.7	1.4
			Equity Premium	5.5% - 9.5%	7.5%

		Weighted Probability Average	Discount for lack of marketability	30.0% - 50.0%	40.0%
			Estimated liquidation value	0.0% - 59.9%	30.0%
			Probability of default	45.0% - 65.0%	55.0%

		Demand Yield Model	Spread to LIBOR	(2.6%) - 9.2%	1.8%

A significant increase in the discount for lack of marketability, probability of default, or spread to LIBOR could result in a decrease to the fair value measurement. A significant increase in estimated liquidation value, projected revenue growth, projected EBITDA growth/margin, or EBITDA multiples could result in an increase to the fair value measurement. Conversely, significant movements in the opposite direction in each of these unobservable inputs could have the inverse effect on the fair value measurement.

Weighted Probability Average: In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a senior loan note, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Factors in this model may include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale and are probability weighted based on analysis.

Demand Yield: In fair valuing a senior loan note, the investment adviser utilizes one or more of the valuation techniques to assess the likelihood that the borrower will make a full repayment of the loan underlying such senior loan note relative to yields on other senior loan notes issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the senior loan note.

All other significant unobservable inputs with a total aggregate value of $2,130,351 in senior loan notes were provided by a single broker quote.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120 and B-121

PACIFIC FUNDS

PF FLOATING RATE LOAN FUND

Schedule of Investments (Continued)

March 31, 2016

Transfers between different levels of the fair value hierarchy during the year were as follows:

Amount Transferred	Level Transfer		Change in Fair Valuation Measurement Input
	From	To	From	To
$522,902	2	3	Observable Single Broker Quote	Methodology Approved By The Trustee Valuation Committee
128,322	2	3	Observable Single Broker Quote	Unobservable Single Broker Quote
69,556	2	3	Vendor-Evaluated Price	Methodology Approved By The Trustee Valuation Committee
31,826	2	3	Vendor Price	Methodology Approved By The Trustee Valuation Committee
1,546,807	2	3	Vendor Price	Unobservable Single Broker Quote

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120 and B-121

PACIFIC FUNDS

PF INFLATION MANAGED FUND

Schedule of Investments

March 31, 2016

	Principal Amount	Value
CORPORATE BONDS & NOTES - 2.8%

Energy - 0.1%

California Resources Corp 8.000% due 12/15/22 ~	$61,000	$23,638

Financials - 1.8%

Bank of America NA 1.750% due 06/05/18	300,000	300,063
Barclays Bank PLC (United Kingdom) 7.625% due 11/21/22	200,000	215,375
Barclays PLC (United Kingdom) 6.500% due 12/29/49 §	EUR 200,000	202,225
Lloyds Bank PLC (United Kingdom) 1.750% due 05/14/18	$100,000	99,813
The Goldman Sachs Group Inc 1.834% due 09/15/20 §	100,000	99,373

		916,849

Industrials - 0.8%

Hellenic Railways Organization SA (Greece) 4.028% due 03/17/17	EUR 100,000	103,834
International Lease Finance Corp
6.750% due 09/01/16 ~	$100,000	101,625
7.125% due 09/01/18 ~	200,000	218,500

		423,959

Information Technology - 0.1%

Hewlett Packard Enterprise Co
2.450% due 10/05/17 ~	35,000	35,245
2.850% due 10/05/18 ~	35,000	35,615

		70,860

Total Corporate Bonds & Notes (Cost $1,534,135)		1,435,306

MORTGAGE-BACKED SECURITIES - 4.0%

Collateralized Mortgage Obligations - Commercial - 0.4%

JP Morgan Chase Commercial Mortgage Securities Trust 5.336% due 05/15/47 "	101,490	103,049
Morgan Stanley Capital I Trust 6.114% due 06/11/49 " §	82,726	85,816

		188,865

Collateralized Mortgage Obligations - Residential - 3.6%

Banc of America Funding Trust 0.652% due 07/20/36 " §	313,085	290,645
Banc of America Mortgage Trust 2.748% due 07/25/35 " §	83,235	78,824
Bear Stearns Adjustable Rate Mortgage Trust
2.380% due 08/25/35 " §	11,014	11,061
2.924% due 03/25/35 " §	9,438	9,508
3.090% due 03/25/35 " §	37,343	37,282
Citigroup Mortgage Loan Trust Inc
2.430% due 09/25/35 " §	17,045	16,963
2.650% due 09/25/35 " §	14,937	14,923
Countrywide Home Loan Mortgage Pass-Through Trust 2.698% due 01/19/34 " §	35,256	33,783
Fannie Mae
0.783% due 07/25/37 " §	94,698	95,079
0.813% due 07/25/37 " §	92,944	93,487
0.873% due 05/25/36 " §	78,765	79,016
0.878% due 02/25/37 " §	22,886	22,956
1.113% due 02/25/41 " §	185,585	187,504

	Principal Amount	Value
First Horizon Mortgage Pass-Through Trust 2.637% due 06/25/35 " §	$42,672	$41,190
GSR Mortgage Loan Trust 2.838% due 09/25/35 " §	30,141	30,265
JP Morgan Mortgage Trust 2.669% due 06/25/35 " §	72,180	71,220
Merrill Lynch Mortgage Investors Trust 2.364% due 12/25/34 " §	96,177	95,970
New York Mortgage Trust 3.181% due 05/25/36 " §	338,808	304,803
Reperforming Loan REMIC Trust 0.773% due 06/25/35 " § ~	12,235	10,902
Residential Accredit Loans Inc Trust 0.613% due 06/25/46 " §	112,575	46,343
Structured Adjustable Rate Mortgage Loan Trust 0.683% due 02/25/35 " §	27,643	23,693
Structured Asset Mortgage Investments II Trust 0.643% due 05/25/36 " §	98,679	76,255
Wells Fargo Mortgage Backed Securities Trust 2.761% due 10/25/35 " §	198,282	198,476

		1,870,148

Total Mortgage-Backed Securities (Cost $1,943,542)		2,059,013

ASSET-BACKED SECURITIES - 4.3%

Bear Stearns Asset-Backed Securities Trust 2.533% due 03/25/35 " §	294,084	275,579
Elm CLO Ltd (Cayman) 2.020% due 01/17/23 " § ~	586,632	590,927
Freddie Mac Structured Pass-Through Securities 0.713% due 09/25/31 " §	1,435	1,418
Hillmark Funding Ltd CLO (Cayman) 0.868% due 05/21/21 " § ~	439,096	430,047
SLM Student Loan Trust 0.035% due 12/15/23 " §	EUR 869,082	943,736
Wood Street II BV CLO (Netherlands) 0.117% due 03/29/21 " § ~	6,863	7,757

Total Asset-Backed Securities (Cost $2,460,766)		2,249,464

U.S. TREASURY OBLIGATIONS - 115.9%

U.S. Treasury Bonds - 1.3%

2.500% due 02/15/45	$20,000	19,510
2.500% due 02/15/46	300,000	292,559
3.000% due 05/15/45	360,000	388,434

		700,503

U.S. Treasury Inflation Protected Securities - 113.7%

0.125% due 04/15/18 ^	10,556,470	10,748,154
0.125% due 04/15/19 ^	5,581,162	5,704,160
0.125% due 04/15/20 ^	1,699,622	1,736,757
0.125% due 01/15/22 ^	1,235,165	1,255,131
0.125% due 07/15/22 ^	185,443	188,923
0.125% due 01/15/23 ^	1,888,576	1,906,810
0.125% due 07/15/24 ^	1,087,569	1,092,851
0.250% due 01/15/25 ^	1,235,321	1,247,175
0.375% due 07/15/23 ^	4,593,397	4,738,047
0.375% due 07/15/25 ^	929,107	950,296
0.625% due 07/15/21 ^	8,230,662	8,649,108
0.625% due 01/15/24 ^	1,715,975	1,789,038
0.625% due 01/15/26 ^	2,961,298	3,099,182
0.625% due 02/15/43 ^	278,227	261,963
0.750% due 02/15/42 ^	608,119	591,933
0.750% due 02/15/45 ^	1,016,151	985,971
1.000% due 02/15/46 ^	279,966	292,571
1.125% due 01/15/21 ^	1,689,527	1,807,540
1.250% due 07/15/20 ^	858,216	923,488

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120 and B-121

PACIFIC FUNDS

PF INFLATION MANAGED FUND

Schedule of Investments (Continued)

March 31, 2016

	Principal Amount	Value
1.375% due 07/15/18 ^	$10,987	$11,599
1.375% due 02/15/44 ^	3,161,470	3,548,564
1.750% due 01/15/28 ^	474,970	551,518
2.000% due 01/15/26 ^	883,316	1,035,607
2.125% due 02/15/40 ^	109,613	140,344
2.125% due 02/15/41 ^	108,185	139,603
2.375% due 01/15/25 ^	188,530	224,782
2.375% due 01/15/27 ^	2,384,844	2,917,010
2.500% due 01/15/29 ^	1,037,272	1,305,017
3.375% due 04/15/32 ^	200,211	290,342
3.625% due 04/15/28 ^	541,976	747,443
3.875% due 04/15/29 ^	302,641	433,959

		59,314,886

U.S. Treasury Notes - 0.9%

1.625% due 02/15/26	480,000	473,288

Total U.S. Treasury Obligations (Cost $59,226,436)		60,488,677

FOREIGN GOVERNMENT BONDS & NOTES - 9.5%

Autonomous Community of Catalonia (Spain) 4.950% due 02/11/20	EUR 100,000	113,966
Bundesrepublik Deutschland Bundesobligation Inflation Linked (Germany) 0.750% due 04/15/18 ^ ~	208,964	246,990
Deutsche Bundesrepublik Inflation-Linked (Germany)
0.100% due 04/15/26 ^ ~	1,109,662	1,382,975
0.100% due 04/15/46 ^ ~	109,804	146,365
1.750% due 04/15/20 ^ ~	539,435	683,398
France Government OAT (France) 2.250% due 07/25/20 ^ ~	480,680	629,203
Italy Buoni Poliennali Del Tesoro (Italy)
2.250% due 04/22/17 ^ ~	381	446
2.350% due 09/15/24 ^ ~	98,799	131,418
2.550% due 10/22/16 ^ ~	233	270
3.100% due 09/15/26 ^ ~	52,130	75,117
Mexican Udibonos (Mexico) 4.500% due 12/04/25 ^	MXN 7,004,053	459,062
New Zealand Government (New Zealand) 2.000% due 09/20/25 ^ ~	NZD 600,000	432,136
United Kingdom Gilt Inflation-Linked (United Kingdom)
0.125% due 03/22/24 ^ ~	GBP 64,054	101,618
0.125% due 03/22/44 ^ ~	181,485	346,032
0.125% due 03/22/46 ^ ~	90,353	175,236
0.125% due 03/22/58 ^ ~	10,114	22,984
0.125% due 03/22/68 ^ ~	10,364	27,407

Total Foreign Government Bonds & Notes (Cost $4,967,447)		4,974,623

PURCHASED OPTIONS - 0.2%
(See Note (e) in Notes to Schedule of Investments) (Cost $148,879)		96,658

SHORT-TERM INVESTMENTS - 1.6%

U. S. Government Agency Issue - 0.6%

Federal Home Loan Bank 0.164% due 04/26/16	$300,000	299,965

U.S. Treasury Bills - 0.5%

0.236% due 04/14/16	100,000	99,991
0.253% due 04/21/16	200,000	199,971

		299,962

	Shares	Value
Money Market Fund - 0.5%

BlackRock Liquidity Funds T-Fund Portfolio	251,423	$251,423

Total Short-Term Investments (Cost $851,352)		851,350

TOTAL INVESTMENTS - 138.3% (Cost $71,132,557)		72,155,091

OTHER ASSETS & LIABILITIES, NET - (38.3%)		(19,964,807)

NET ASSETS - 100.0%		$52,190,284

Notes to Schedule of Investments

(a)	As of March 31, 2016, the Fund’s composition as a percentage of net assets was as follows:

U.S. Treasury Obligations	115.9%
Foreign Government Bonds & Notes	9.5%
Asset-Backed Securities	4.3%
Mortgage-Backed Securities	4.0%
Others (each less than 3.0%)	4.6%

	138.3%
Other Assets & Liabilities, Net	(38.3%	)

	100.0%

(b)	The average amount of borrowings by the Fund on sale-buyback financing transactions (See Note 4 in Notes to Financial Statements) outstanding during the year ended March 31, 2016 was $25,609,523 at a weighted average interest rate of (0.017%).

(c)	Open futures contracts outstanding as of March 31, 2016 were as follows:

Long Futures Outstanding	Number of Contracts	Unrealized Appreciation (Depreciation)
Eurodollar (12/16)	2	($428)
Eurodollar (12/17)	156	75,755
U.S. Treasury 5-Year Notes (06/16)	24	9,745
U.S. Treasury 10-Year Notes (06/16)	24	33,297
U.S. Treasury Ultra Long Bonds (06/16)	1	593

		118,962

Short Futures Outstanding
Euro-Bobl (06/16)	8	17
Euro-BTP (06/16)	1	(2,300)
Euro-Bund (06/16)	3	1,078
Eurodollar (12/16)	44	(10,043)
Eurodollar (12/17)	2	794
Eurodollar (12/18)	164	(45,020)
U.S. Treasury 5-Year Notes (06/16)	8	(5,339)
U.S. Treasury Ultra Long Bonds (06/16)	8	(16,557)

		(77,370)

Total Futures Contracts		$41,592

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120 and B-121

PACIFIC FUNDS

PF INFLATION MANAGED FUND

Schedule of Investments (Continued)

March 31, 2016

(d)	Forward foreign currency contracts outstanding as of March 31, 2016 were as follows:

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
BRL	1,124,078	USD	281,294	04/16	DUB	$30,983
BRL	1,126,056	USD	316,405	04/16	JPM	(3,580)
BRL	7,504	USD	2,000	04/16	JPM	85
EUR	1,900,826	USD	2,153,340	04/16	CIT	9,873
EUR	174,000	USD	191,247	04/16	GSC	6,772
EUR	68,000	USD	76,748	04/16	JPM	638
EUR	15,896	USD	18,005	05/16	CIT	107
EUR	30,000	USD	32,832	05/16	UBS	1,350
GBP	122,000	USD	169,062	04/16	CIT	6,162
GBP	928,000	USD	1,314,315	04/16	GSC	18,539
GBP	62,000	USD	86,759	04/16	JPM	2,289
INR	24,149,610	USD	354,308	05/16	CIT	6,694
JPY	62,050,000	USD	534,306	04/16	CIT	17,232
KRW	2,410,800	USD	2,000	05/16	BRC	105
KRW	172,506,000	USD	143,000	05/16	CIT	7,625
KRW	116,781,500	USD	97,000	05/16	JPM	4,968
MXN	966,000	USD	55,102	05/16	BRC	551
TWD	6,687,780	USD	200,000	05/16	JPM	7,913
USD	315,850	BRL	1,124,078	04/16	DUB	3,573
USD	340,000	BRL	1,133,560	04/16	JPM	25,089
USD	783,284	CAD	1,080,000	04/16	CIT	(48,297)
USD	384,000	CNH	2,519,718	05/16	JPM	(4,726)
USD	64,000	CNH	443,008	01/17	DUB	(3,950)
USD	63,608	CNH	434,254	01/17	JPM	(2,529)
USD	2,336,050	EUR	2,142,826	04/16	GSC	(102,569)
USD	2,028,759	EUR	1,784,826	05/16	CIT	(4,221)
USD	404,197	EUR	355,000	05/16	GSC	(161)
USD	1,485,203	EUR	1,336,645	05/16	UBS	(37,770)
USD	1,553,645	GBP	1,112,000	04/16	CIT	(43,481)
USD	822,588	GBP	576,000	05/16	GSC	(4,777)
USD	96,655	INR	6,690,460	05/16	CIT	(3,358)
USD	249,000	INR	17,360,910	05/16	JPM	(10,520)
USD	527,029	JPY	62,150,000	04/16	CIT	(25,398)
USD	241,806	KRW	290,953,060	05/16	JPM	(12,241)
USD	375,792	MXN	6,698,225	05/16	BRC	(10,110)
USD	126,652	MXN	2,230,000	05/16	CIT	(1,824)
USD	404,614	NZD	611,000	05/16	JPM	(16,733)
USD	200,094	TWD	6,611,100	05/16	JPM	(5,435)

Total Forward Foreign Currency Contracts						($191,132)

(e)	Purchased options outstanding as of March 31, 2016 were as follows:

Interest Rate Swaptions

Description	Pay/Receive Floating Rate	Floating Rate Index	Exercise Rate	Expiration Date	Counter- party	Notional Amount	Cost	Value
Put - 1-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	1.500%	04/06/16	MSC	$3,200,000	$2,960	$—
Put - 1-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	1.500%	04/11/16	CIT	8,600,000	7,310	1
Put - 1-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	1.500%	04/29/16	GSC	1,600,000	1,280	—
Put - 1-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	1.000%	06/23/16	MSC	2,000,000	3,700	427
Put - 1-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	1.000%	06/24/16	MSC	2,000,000	3,580	442
Put - 1-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	1.250%	07/05/16	DUB	8,300,000	2,656	310
Put - 1-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	1.250%	07/05/16	MSC	9,400,000	3,243	351
Put - 1-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	1.500%	07/05/16	CIT	4,600,000	1,568	1,288
Put - 1-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	1.500%	07/11/16	CIT	2,900,000	464	13
Put - 30-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	2.605%	10/17/18	MSC	100,000	9,200	7,373
Put - 30-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	2.860%	10/23/18	DUB	200,000	13,640	10,887
Put - 30-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	2.600%	03/29/19	MSC	900,000	84,894	75,043

							$134,495	$96,135

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120 and B-121

PACIFIC FUNDS

PF INFLATION MANAGED FUND

Schedule of Investments (Continued)

March 31, 2016

Options on Futures

Description	Exercise Price	Expiration Date	Exchange	Number of Contracts	Cost	Value
Put - U.S. Treasury 5-Year Notes (05/16)	$118.50	04/22/16	CME	52	$11,138	$406
Put - U.S. Treasury 5-Year Notes (06/16)	112.50	05/20/16	CME	16	137	—
Put - United Kingdom 90-Day LIBOR (12/16)	GBP 98.50	12/21/16	ICE	26	3,109	117

					$14,384	$523

Total Purchased Options					$148,879	$96,658

(f)	Transactions in written options for the year ended March 31, 2016 were as follows:

	Number of Contracts	Notional Amount in EUR	Notional Amount in GBP	Notional Amount in $	Premium
Outstanding, March 31, 2015	—	1,992,000	—	15,750,000	$233,805
Call Options Written	145	1,020,000	400,000	12,509,000	311,243
Put Options Written	140	1,440,000	200,000	18,284,000	607,926
Call Options Closed	(6)	(600,000)	—	(12,200,000)	(212,391)
Put Options Closed	(31)	(600,000)	—	(9,400,000)	(563,673)
Call Options Expired	(122)	(620,000)	(400,000)	(5,629,000)	(115,791)
Put Options Expired	(56)	(2,092,000)	(200,000)	(7,454,000)	(90,186)

Outstanding, March 31, 2016	70	540,000	—	11,860,000	$170,933

(g)	Premiums received and value of written options outstanding as of March 31, 2016 were as follows:

Credit Default Swaptions on Credit Indices – Buy Protection

Description	Exercise Rate	Expiration Date	Counter- Party	Notional Amount	Premium	Value
Call - CDX IG 25 5Y	0.900%	04/20/16	BRC	$100,000	$100	($149)
Call - CDX IG 25 5Y	0.950%	04/20/16	MSC	30,000	37	(91)
Call - iTraxx Europe 25 5Y	0.600%	06/15/16	BRC	EUR 200,000	304	(196)

					441	(436)

Credit Default Swaptions on Credit Indices – Sell Protection
Put - CDX IG 25 5Y	1.600%	04/20/16	BRC	$30,000	65	(1)
Put - CDX IG 25 5Y	1.600%	04/20/16	CIT	100,000	188	(2)
Put - CDX IG 25 5Y	1.700%	05/18/16	BRC	100,000	197	(15)
Put - iTraxx Europe 25 5Y	1.000%	06/15/16	BRC	EUR 200,000	337	(356)

					787	(374)

					$1,228	($810)

Foreign Currency Options
Description	Exercise Price	Expiration Date	Counter- party	Notional Amount	Premium	Value
Put - EUR versus USD	$1.10	05/03/16	JPM	EUR 140,000	$645	($214)

Inflation Floor/Cap Options
Description	Initial Index	Floating Rate	Expiration Date	Counter- party	Notional Amount	Premium	Value
Cap - U.S. CPI Urban Consumers NSA	0.00	Maximum of [(1+0.00%)[10] - Inflation Adjustment] or $0	06/01/16	DUB	$200,000	$168	$—
Floor - U.S. CPI Urban Consumers NSA	0.00	Maximum of [(1+0.00%)[10] - Inflation Adjustment] or $0	03/24/20	JPM	700,000	7,910	(6,936)
Floor - U.S. CPI Urban Consumers NSA	0.00	Maximum of [(1+0.00%)[10] - Inflation Adjustment] or $0	04/07/20	CIT	2,000,000	17,720	(1,531)
Floor - U.S. CPI Urban Consumers NSA	0.00	Maximum of [(1+0.00%)[10] - Inflation Adjustment] or $0	09/29/20	CIT	300,000	3,870	(102)
Cap - U.S. CPI Urban Consumers NSA	0.00	Maximum of [(1+0.00%)[10] - Inflation Adjustment] or $0	04/22/24	JPM	1,900,000	13,823	(986)
Cap - U.S. CPI Urban Consumers NSA	0.00	Maximum of [(1+0.00%)[10] - Inflation Adjustment] or $0	05/16/24	JPM	200,000	1,390	(113)

						$44,881	($9,668)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120 and B-121

PACIFIC FUNDS

PF INFLATION MANAGED FUND

Schedule of Investments (Continued)

March 31, 2016

Interest Rate Swaptions

Description	Pay/Receive Floating Rate	Floating Rate Index	Exercise Rate	Expiration Date	Counter- party	Notional Amount	Premium	Value
Call - 5-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	2.300%	04/19/16	MSC	$400,000	$1,662	($2,919)

Put - 5-Year Interest Rate Swap	Pay	3-Month USD-LIBOR	2.250%	10/17/18	MSC	500,000	9,920	(7,720)
Put - 5-Year Interest Rate Swap	Pay	3-Month USD-LIBOR	2.500%	10/23/18	DUB	1,000,000	14,080	(11,905)
Put - 5-Year Interest Rate Swap	Pay	3-Month USD-LIBOR	2.300%	03/29/19	MSC	4,300,000	86,215	(78,295)

							110,215	(97,920)

							$111,877	($100,839)

Options on Futures

Description	Exercise Price	Expiration Date	Exchange	Number of Contracts	Premium	Value
Call - 10-Year U.S. Treasury Notes (05/16)	$130.00	04/22/16	CME	17	$7,054	($13,281)

Put - 5-Year U.S. Treasury Notes (05/16)	118.00	04/22/16	CME	26	3,165	(203)
Put - U.S. Treasury Ultra Long Bonds (05/16)	163.00	04/22/16	CME	1	1,481	(922)
Put - United Kingdom 90-Day LIBOR (12/16)	GBP 98.00	12/21/16	ICE	26	602	—

					5,248	(1,125)

					$12,302	($14,406)

Total Written Options					$170,933	($125,937)

(h)	Swap agreements outstanding as of March 31, 2016 were as follows:

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (1)

Referenced Obligation	Fixed Deal Receive Rate	Expiration Date	Counter- party	Implied Credit Spread at 03/31/16 (2)	Notional Amount (3)	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Greek Government	1.000%	12/20/16	GSC	25.560%	$50,000	($1,512)	($3,750)	$2,238
Italian Government	1.000%	03/20/19	DUB	0.820%	950,000	5,317	(1,715)	7,032
Spain Government	1.000%	03/20/19	HSB	0.590%	200,000	2,471	(1,509)	3,980
Spain Government	1.000%	03/20/19	MSC	0.590%	100,000	1,235	(614)	1,849
Chesapeake Energy Corp	5.000%	09/20/20	GSC	33.396%	100,000	(61,260)	(9,973)	(51,287)

						($53,749)	($17,561)	($36,188)

Credit Default Swaps on Credit Indices - Sell Protection (1)

Referenced Obligation	Fixed Deal Receive Rate	Expiration Date	Counter- party	Notional Amount (3)	Value (4)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
CMBX NA AAA 7	0.500%	01/17/47	DUB	$60,000	($1,865)	($1,864)	($1)
CMBX NA AAA 7	0.500%	01/17/47	MSC	40,000	(1,243)	(1,242)	(1)

					(3,108)	(3,106)	(2)

			Exchange
CDX IG 25 5Y	1.000%	12/20/20	ICE	2,900,000	(14,768)	(17,824)	3,056

					($17,876)	($20,930)	$3,054

					($71,625)	($38,491)	($33,134)

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying investments comprising the referenced index or (ii) pay a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
(2)	An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation or underlying investment that are identical in all respects except for the quality rating. Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swap agreements on corporate and sovereign issues as of year end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads, in comparison to narrower credit spreads, represent a deterioration of the referenced entity's credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted" indicates a credit event has occurred for the referenced entity or obligation.
(3)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120 and B-121

PACIFIC FUNDS

PF INFLATION MANAGED FUND

Schedule of Investments (Continued)

March 31, 2016

(4)	The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of year end. Increasing values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps - Pay Floating Rate

Floating Rate Index	Counter- party	Fixed Rate	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
U.S. CPI Urban Consumers	MSC	2.058%	05/12/25	$700,000	$20,972	$—	$20,972
France CPI Excluding Tobacco	CIT	1.675%	06/15/25	EUR 400,000	38,267	—	38,267
GBP Retail Price	GSC	3.140%	01/14/30	GBP 650,000	35,961	—	35,961
GBP Retail Price	CIT	3.190%	04/15/30	300,000	16,213	—	16,213
GBP Retail Price	GSC	3.320%	05/15/30	100,000	8,492	—	8,492
GBP Retail Price	CIT	3.430%	06/15/30	200,000	21,985	138	21,847

					141,890	138	141,752

	Exchange
3-Month USD-LIBOR	CME	1.250%	06/15/18	$1,000,000	6,972	(569)	7,541

					$148,862	($431)	$149,293

Interest Rate Swaps - Receive Floating Rate

Floating Rate Index	Counter- party	Fixed Rate	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Eurostat Eurozone HICP Ex Tobacco	JPM	0.580%	10/15/17	EUR 100,000	($987)	$—	($987)
Eurostat Eurozone HICP Ex Tobacco	DUB	0.605%	09/15/18	100,000	(1,056)	—	(1,056)

					(2,043)	—	(2,043)

	Exchange
3-Month USD-LIBOR	CME	1.500%	12/16/17	$1,100,000	(12,732)	(7,229)	(5,503)
3-Month USD-LIBOR	CME	2.000%	12/16/20	1,500,000	(58,326)	(36,731)	(21,595)
3-Month USD-LIBOR	CME	2.225%	09/16/25	200,000	(10,773)	—	(10,773)
3-Month USD-LIBOR	CME	2.233%	09/16/25	100,000	(5,464)	—	(5,464)
3-Month USD-LIBOR	CME	2.800%	10/28/25	1,400,000	(44,080)	(5,803)	(38,277)
3-Month USD-LIBOR	CME	2.500%	02/22/26	1,900,000	(29,575)	—	(29,575)
3-Month USD-LIBOR	CME	2.400%	03/16/26	550,000	(5,835)	—	(5,835)
3-Month USD-LIBOR	CME	2.250%	06/15/26	300,000	(15,507)	(13,912)	(1,595)
3-Month USD-LIBOR	LCH	2.250%	06/15/26	3,900,000	(208,243)	(132,800)	(75,443)
6-Month GBP-LIBOR	CME	1.500%	09/21/26	GBP 820,000	(2,973)	5,771	(8,744)
6-Month GBP-LIBOR	CME	2.000%	09/16/45	230,000	(29,479)	22,710	(52,189)

					(422,987)	(167,994)	(254,993)

					($425,030)	($167,994)	($257,036)

					($276,168)	($168,425)	($107,743)

Total Swap Agreements					($347,793)	($206,916)	($140,877)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120 and B-121

PACIFIC FUNDS

PF INFLATION MANAGED FUND

Schedule of Investments (Continued)

March 31, 2016

(i)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2016:

		Total Value at March 31, 2016	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$1,435,306	$—	$1,435,306	$—
	Mortgage-Backed Securities	2,059,013	—	2,059,013	—
	Asset-Backed Securities	2,249,464	—	2,249,464	—
	U.S. Treasury Obligations	60,488,677	—	60,488,677	—
	Foreign Government Bonds & Notes	4,974,623	—	4,974,623	—
	Short-Term Investments	851,350	251,423	599,927	—
	Derivatives:
	Credit Contracts
	Swaps	9,023	—	9,023	—
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	150,548	—	150,548	—
	Interest Rate Contracts
	Futures	121,279	121,279	—	—
	Purchased Options	96,658	523	96,135	—
	Swaps	148,862	—	148,862	—

	Total Interest Rate Contracts	366,799	121,802	244,997	—

	Total Assets - Derivatives	526,370	121,802	404,568	—

	Total Assets	72,584,803	373,225	72,211,578	—

Liabilities	Derivatives:
	Credit Contracts
	Written Options	(810)	—	(810)	—
	Swaps	(80,648)	—	(80,648)	—

	Total Credit Contracts	(81,458)	—	(81,458)	—

	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(341,680)	—	(341,680)	—
	Written Options	(214)	—	(214)	—

	Total Foreign Currency Contracts	(341,894)	—	(341,894)	—

	Interest Rate Contracts
	Futures	(79,687)	(79,687)	—	—
	Written Options	(124,913)	(14,406)	(110,507)	—
	Swaps	(425,030)	—	(425,030)	—

	Total Interest Rate Contracts	(629,630)	(94,093)	(535,537)	—

	Total Liabilities - Derivatives	(1,052,982)	(94,093)	(958,889)	—

	Total Liabilities	(1,052,982)	(94,093)	(958,889)	—

	Total	$71,531,821	$279,132	$71,252,689	$—

Certain of the Fund’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of March 31, 2016, such liabilities are categorized within the three-tier hierarchy of inputs as follows:

		Total Value at March 31, 2016	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Liabilities	Sale-buyback Financing Transactions	($18,840,729)	$—	($18,840,729)	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120 and B-121

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments

March 31, 2016

	Principal Amount	Value
CORPORATE BONDS & NOTES - 31.7%

Consumer Discretionary - 2.9%

21st Century Fox America Inc 6.200% due 12/15/34	$100,000	$120,664
Altice Financing SA (Luxembourg)
5.250% due 02/15/23 ~	EUR 300,000	349,956
6.625% due 02/15/23 ~	$400,000	403,000
Altice SA (Luxembourg) 6.250% due 02/15/25 ~	EUR 800,000	822,171
Amazon.com Inc 4.950% due 12/05/44	$200,000	231,432
American Axle & Manufacturing Inc 6.625% due 10/15/22	240,000	250,200
Argos Merger Sub Inc 7.125% due 03/15/23 ~	100,000	106,250
CCO Holdings LLC 5.875% due 04/01/24 ~	30,000	31,500
CCO Safari II LLC
4.464% due 07/23/22 ~	900,000	943,917
6.384% due 10/23/35 ~	50,000	55,210
6.484% due 10/23/45 ~	470,000	524,558
Comcast Cable Communications Holdings Inc 9.455% due 11/15/22	200,000	283,139
Comcast Corp
5.150% due 03/01/20	550,000	619,416
5.650% due 06/15/35	20,000	24,679
6.950% due 08/15/37	200,000	281,188
DISH DBS Corp 5.875% due 11/15/24	400,000	368,000
Dollar Tree Inc 5.750% due 03/01/23 ~	170,000	180,944
Fiat Chrysler Automobiles NV (United Kingdom) 4.500% due 04/15/20	200,000	203,500
Ford Motor Co 4.750% due 01/15/43	520,000	520,906
General Motors Co 6.250% due 10/02/43	50,000	53,596
Hilton Worldwide Finance LLC 5.625% due 10/15/21	300,000	312,360
McDonald’s Corp 3.700% due 01/30/26	180,000	191,179
MGM Resorts International 6.625% due 12/15/21	450,000	484,875
Motors Liquidation Co 8.375% due 07/05/33 * Ω +	EUR 200,000	—
NCL Corp Ltd 4.625% due 11/15/20 ~	$140,000	141,400
Neptune Finco Corp 6.625% due 10/15/25 ~	200,000	216,730
Netflix Inc
5.500% due 02/15/22 ~	10,000	10,519
5.875% due 02/15/25 ~	40,000	42,300
New Red Finance Inc (Canada) 6.000% due 04/01/22 ~	180,000	187,650
Newell Rubbermaid Inc
3.150% due 04/01/21	80,000	82,307
3.850% due 04/01/23	140,000	145,466
4.200% due 04/01/26	110,000	115,279
Numericable-SFR SA (France) 6.000% due 05/15/22 ~	400,000	392,000
Schaeffler Holding Finance BV (Germany) 5.750% PIK due 11/15/21 ~	EUR 200,000	245,223
Taylor Morrison Communities Inc 5.250% due 04/15/21 ~	$300,000	295,500
The Goodyear Tire & Rubber Co 5.125% due 11/15/23	190,000	195,225

	Principal Amount	Value
Time Warner Cable Inc
4.125% due 02/15/21	$100,000	$105,814
5.875% due 11/15/40	200,000	207,707
6.550% due 05/01/37	190,000	209,202
7.300% due 07/01/38	90,000	105,904
8.250% due 04/01/19	60,000	69,910
Time Warner Entertainment Co LP 8.375% due 07/15/33	100,000	127,379
Time Warner Inc 7.700% due 05/01/32	800,000	1,029,849
Viacom Inc
3.875% due 04/01/24	80,000	79,847
4.250% due 09/01/23	40,000	40,867
Virgin Media Secured Finance PLC (United Kingdom) 5.375% due 04/15/21 ~	270,000	282,488
Wynn Las Vegas LLC 5.500% due 03/01/25 ~	400,000	378,500

		12,069,706

Consumer Staples - 2.8%

Altria Group Inc
2.850% due 08/09/22	270,000	279,461
5.375% due 01/31/44	210,000	257,662
9.250% due 08/06/19	320,000	395,773
9.950% due 11/10/38	100,000	176,428
10.200% due 02/06/39	20,000	36,757
Anheuser-Busch InBev Finance Inc (Belgium)
2.650% due 02/01/21	170,000	174,883
3.300% due 02/01/23	310,000	322,664
3.650% due 02/01/26	1,360,000	1,431,978
4.900% due 02/01/46	1,050,000	1,176,062
Anheuser-Busch InBev Worldwide Inc (Belgium)
2.500% due 07/15/22	640,000	646,272
5.375% due 01/15/20	220,000	248,288
Constellation Brands Inc
4.250% due 05/01/23	90,000	92,475
6.000% due 05/01/22	80,000	90,400
CVS Health Corp
2.750% due 12/01/22	1,000,000	1,028,895
3.875% due 07/20/25	120,000	129,800
5.125% due 07/20/45	410,000	477,004
Diageo Investment Corp (United Kingdom) 2.875% due 05/11/22	430,000	450,078
Kraft Heinz Foods Co
3.500% due 06/06/22	170,000	178,827
3.950% due 07/15/25 ~	150,000	160,088
4.875% due 02/15/25 ~	222,000	244,873
5.000% due 07/15/35 ~	140,000	154,919
5.200% due 07/15/45 ~	90,000	101,123
Mondelez International Inc 4.000% due 02/01/24	470,000	505,631
Pernod Ricard SA (France)
4.450% due 01/15/22 ~	630,000	681,278
5.500% due 01/15/42 ~	150,000	162,469
Philip Morris International Inc
2.500% due 08/22/22	310,000	319,615
4.500% due 03/20/42	290,000	312,576
Reynolds American Inc
3.250% due 06/12/20	81,000	84,853
5.850% due 08/15/45	520,000	634,469
6.150% due 09/15/43	30,000	37,050
8.125% due 06/23/19	120,000	143,543
Reynolds Group Issuer Inc (New Zealand) 5.750% due 10/15/20	200,000	205,750
Spectrum Brands Inc 5.750% due 07/15/25 ~	50,000	53,375
Tyson Foods Inc 5.150% due 08/15/44	60,000	67,365

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120 and B-121

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2016

	Principal Amount	Value
Wal-Mart Stores Inc 5.250% due 09/01/35	$100,000	$124,135
Wm Wrigley Jr Co 3.375% due 10/21/20 ~	170,000	177,289

		11,764,108

Energy - 4.1%

Anadarko Petroleum Corp
4.500% due 07/15/44	200,000	157,489
4.850% due 03/15/21	80,000	81,570
8.700% due 03/15/19	420,000	469,676
Apache Corp 4.250% due 01/15/44	330,000	282,968
BP Capital Markets PLC (United Kingdom) 3.506% due 03/17/25	350,000	356,826
California Resources Corp
5.500% due 09/15/21	10,000	2,250
6.000% due 11/15/24	330,000	75,075
Chesapeake Energy Corp 6.125% due 02/15/21	300,000	117,000
CNOOC Finance USA LLC (China) 3.500% due 05/05/25	690,000	679,901
Concho Resources Inc 5.500% due 04/01/23	120,000	118,200
ConocoPhillips 6.500% due 02/01/39	100,000	111,028
Continental Resources Inc 5.000% due 09/15/22	20,000	17,338
Devon Energy Corp
3.250% due 05/15/22	310,000	262,674
5.850% due 12/15/25	210,000	203,152
7.950% due 04/15/32	270,000	275,256
Ecopetrol SA (Colombia)
5.375% due 06/26/26	310,000	282,627
5.875% due 05/28/45	300,000	237,660
Energy Transfer Partners LP
4.650% due 06/01/21	300,000	288,721
6.125% due 12/15/45	300,000	270,195
Ensco PLC 4.700% due 03/15/21	100,000	69,715
Exxon Mobil Corp
3.043% due 03/01/26	220,000	225,550
4.114% due 03/01/46	190,000	202,046
Freeport-McMoran Oil & Gas LLC 6.875% due 02/15/23	280,000	215,600
Genesis Energy LP 5.625% due 06/15/24	400,000	338,000
Halliburton Co
2.700% due 11/15/20	80,000	81,305
3.375% due 11/15/22	600,000	611,298
3.800% due 11/15/25	230,000	230,415
Kinder Morgan Energy Partners LP 6.850% due 02/15/20	210,000	229,730
Kinder Morgan Inc
5.000% due 02/15/21 ~	400,000	408,790
7.000% due 06/15/17	700,000	734,682
MEG Energy Corp (Canada) 6.500% due 03/15/21 ~	20,000	12,175
MPLX LP
4.875% due 12/01/24 ~	230,000	212,511
5.500% due 02/15/23 ~	250,000	242,418
Murray Energy Corp 11.250% due 04/15/21 ~	500,000	67,500
Noble Energy Inc
5.250% due 11/15/43	150,000	130,154
8.250% due 03/01/19	320,000	352,455
Oasis Petroleum Inc
6.875% due 03/15/22	110,000	81,950
7.250% due 02/01/19	30,000	23,025
Occidental Petroleum Corp
3.400% due 04/15/26	140,000	141,267
4.625% due 06/15/45	180,000	188,385

	Principal Amount	Value
Petrobras Global Finance BV (Brazil)
2.000% due 05/20/16	$200,000	$199,760
2.238% due 05/20/16 §	500,000	499,500
5.375% due 01/27/21	1,100,000	905,795
5.875% due 03/01/18	400,000	384,920
6.250% due 03/17/24	1,350,000	1,082,970
6.850% due 06/05/15	500,000	346,100
6.875% due 01/20/40	100,000	72,500
Petroleos Mexicanos (Mexico)
6.375% due 01/23/45	500,000	466,000
6.625% due 06/15/35	200,000	193,000
6.875% due 08/04/26 ~	150,000	162,750
8.000% due 05/03/19	180,000	200,961
Pride International Inc 6.875% due 08/15/20	30,000	21,938
QEP Resources Inc
5.250% due 05/01/23	80,000	70,000
6.875% due 03/01/21	150,000	138,375
Range Resources Corp 5.000% due 03/15/23	310,000	264,275
Regency Energy Partners LP 5.875% due 03/01/22	100,000	97,315
Sabine Pass Liquefaction LLC 5.625% due 02/01/21	140,000	135,275
Schlumberger Holdings Corp
3.000% due 12/21/20 ~	190,000	192,835
4.000% due 12/21/25 ~	140,000	144,775
Shell International Finance BV (Netherlands)
4.125% due 05/11/35	130,000	133,499
4.375% due 03/25/20	390,000	426,140
4.375% due 05/11/45	90,000	90,615
Sinopec Group Overseas Development Ltd (China) 4.375% due 04/10/24 ~	550,000	588,299
SM Energy Co
5.000% due 01/15/24	80,000	55,400
6.125% due 11/15/22	120,000	88,500
6.500% due 01/01/23	50,000	35,750
The Williams Cos Inc 7.500% due 01/15/31	450,000	367,875
Transcontinental Gas Pipe Co LLC 7.850% due 02/01/26 ~	260,000	300,706
Western Gas Partners LP 5.450% due 04/01/44	200,000	159,435
Whiting Petroleum Corp
5.750% due 03/15/21	70,000	46,900
6.250% due 04/01/23	260,000	174,850

		17,135,590

Financials - 14.5%

AerCap Ireland Capital Ltd (Netherlands)
3.750% due 05/15/19	400,000	399,000
4.625% due 07/01/22	160,000	163,800
Ally Financial Inc 2.750% due 01/30/17	1,000,000	997,500
American Express Credit Corp 1.682% due 09/14/20 §	800,000	795,983
American International Group Inc 3.750% due 07/10/25	1,070,000	1,071,275
AvalonBay Communities Inc REIT 3.450% due 06/01/25	300,000	308,153
Bank of America Corp
2.600% due 01/15/19	660,000	671,730
3.875% due 08/01/25	290,000	302,312
4.000% due 04/01/24	1,550,000	1,629,300
4.100% due 07/24/23	500,000	528,396
4.125% due 01/22/24	1,000,000	1,061,458
4.200% due 08/26/24	390,000	397,752
4.875% due 04/01/44	600,000	656,569
5.000% due 05/13/21	600,000	666,663
5.650% due 05/01/18	900,000	966,717

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120 and B-121

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2016

	Principal Amount	Value
5.700% due 05/02/17	$150,000	$156,020
5.750% due 12/01/17	50,000	53,157
6.250% § ±	480,000	471,000
6.400% due 08/28/17	500,000	531,668
Barclays PLC (United Kingdom) 6.500% § ±	EUR 1,100,000	1,112,237
BBVA Bancomer SA (Mexico) 6.500% due 03/10/21 ~	$1,000,000	1,097,500
BNP Paribas SA (France) 2.375% due 09/14/17	250,000	253,221
Caterpillar Financial Services Corp 5.450% due 04/15/18	220,000	238,482
Chubb INA Holdings Inc
2.300% due 11/03/20	70,000	71,241
3.350% due 05/03/26	90,000	94,060
CIT Group Inc 5.000% due 08/01/23	400,000	403,000
Citigroup Inc
4.400% due 06/10/25	400,000	408,826
4.450% due 09/29/27	290,000	292,611
4.650% due 07/30/45	780,000	820,410
5.500% due 09/13/25	520,000	570,340
5.950% § ±	300,000	289,406
5.950% § ±	730,000	703,538
6.675% due 09/13/43	130,000	158,149
8.125% due 07/15/39	10,000	14,843
Commonwealth Bank of Australia (Australia) 5.000% due 10/15/19 ~	100,000	109,881
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (Netherlands)
4.375% due 08/04/25	330,000	341,859
5.750% due 12/01/43	250,000	292,422
6.875% due 03/19/20	EUR 300,000	403,666
8.375% § ± ~	$400,000	406,270
8.400% § ± ~	500,000	528,675
11.000% § ± ~	520,000	625,898
Credit Agricole SA (France)
8.125% due 09/19/33 §	400,000	435,802
8.375% § ± ~	300,000	332,310
Credit Suisse Group Funding Guernsey Ltd (Switzerland)
3.750% due 03/26/25 ~	500,000	478,753
3.800% due 09/15/22 ~	800,000	797,566
4.875% due 05/15/45 ~	320,000	306,099
Credit Suisse Group Guernsey I Ltd (Switzerland) 7.875% due 02/24/41 §	400,000	406,260
Crown Castle Towers LLC 3.663% due 05/15/45 ~	1,600,000	1,627,024
Daimler Finance North America LLC (Germany) 2.000% due 08/03/18 ~	500,000	504,479
Eksportfinans ASA (Norway)
2.375% due 05/25/16	900,000	901,008
5.500% due 05/25/16	1,000,000	1,005,765
ERP Operating LP REIT 3.375% due 06/01/25	200,000	206,533
Ford Motor Credit Co LLC
1.462% due 03/12/19 §	200,000	195,169
2.375% due 01/16/18	400,000	402,062
2.459% due 03/27/20	220,000	218,829
3.200% due 01/15/21	1,240,000	1,269,869
3.664% due 09/08/24	290,000	293,513
3.984% due 06/15/16	100,000	100,639
GE Capital International Funding Co
2.342% due 11/15/20 ~	383,000	392,965
3.373% due 11/15/25 ~	485,000	518,423
4.418% due 11/15/35 ~	417,000	452,216
General Motors Financial Co Inc
3.150% due 01/15/20	400,000	401,702
3.200% due 07/13/20	600,000	599,486
4.375% due 09/25/21	330,000	341,641

	Principal Amount	Value
Host Hotels & Resorts LP REIT 4.000% due 06/15/25	$200,000	$195,243
HSBC Holdings PLC (United Kingdom)
3.400% due 03/08/21	440,000	449,384
4.250% due 03/14/24	440,000	445,482
4.250% due 08/18/25	320,000	316,662
6.375% § ±	300,000	279,000
ICICI Bank Ltd (India) 4.750% due 11/25/16 ~	1,700,000	1,733,864
ING Bank NV (Netherlands) 5.800% due 09/25/23 ~	240,000	262,015
Intesa Sanpaolo SPA (Italy) 5.017% due 06/26/24 ~	520,000	487,936
JPMorgan Chase & Co
2.250% due 01/23/20	2,300,000	2,320,242
2.550% due 03/01/21	300,000	302,968
3.375% due 05/01/23	270,000	271,638
3.875% due 09/10/24	910,000	933,881
3.900% due 07/15/25	500,000	532,296
4.950% due 06/01/45	360,000	381,576
7.900% § ±	300,000	300,375
KKR Group Finance Co II LLC 5.500% due 02/01/43 ~	30,000	30,729
Lloyds Bank PLC (United Kingdom) 3.500% due 05/14/25	500,000	518,008
Lloyds Banking Group PLC (United Kingdom) 4.500% due 11/04/24	310,000	312,121
M&T Bank Corp 6.875% ±	450,000	452,813
MetLife Inc 4.750% due 02/08/21	230,000	255,858
Mitsubishi UFJ Financial Group Inc (Japan) 2.515% due 03/01/21 §	400,000	408,279
Morgan Stanley 2.450% due 02/01/19	800,000	812,428
Navient Corp 8.000% due 03/25/20	330,000	329,175
Nordea Bank AB (Sweden) 4.875% due 05/13/21 ~	600,000	650,649
Royal Bank of Scotland Group PLC (United Kingdom)
5.125% due 05/28/24	1,210,000	1,165,620
6.934% due 04/09/18	EUR 200,000	250,345
9.500% due 03/16/22 § ~	$500,000	529,823
Royal Bank of Scotland NV (Netherlands) 4.650% due 06/04/18	70,000	72,042
Simon Property Group LP REIT 2.500% due 09/01/20	400,000	407,718
Standard Chartered PLC (United Kingdom) 5.700% due 03/26/44 ~	710,000	645,697
Sumitomo Mitsui Financial Group Inc (Japan) 2.316% due 03/09/21 §	400,000	403,968
Teachers Insurance & Annuity Association of America 6.850% due 12/16/39 ~	200,000	258,012
The Depository Trust & Clearing Corp 4.875% § ± ~	250,000	248,125
The Goldman Sachs Group Inc
1.834% due 09/15/20 §	500,000	496,863
3.500% due 01/23/25	700,000	708,125
3.750% due 05/22/25	600,000	615,551
3.850% due 07/08/24	930,000	962,964
4.250% due 10/21/25	170,000	173,139
4.750% due 10/21/45	170,000	178,451
5.150% due 05/22/45	220,000	224,403
6.250% due 02/01/41	360,000	449,265
6.750% due 10/01/37	580,000	692,327
UBS AG (Switzerland) 7.625% due 08/17/22	400,000	458,720

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120 and B-121

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2016

	Principal Amount	Value
UBS Group Funding Jersey Ltd (Switzerland) 4.125% due 09/24/25 ~	$220,000	$220,840
WEA Finance LLC (Australia) 3.750% due 09/17/24 ~	560,000	571,201
Wells Fargo & Co
2.500% due 03/04/21	100,000	101,382
2.600% due 07/22/20	900,000	921,883
3.450% due 02/13/23	210,000	215,619
3.550% due 09/29/25	600,000	630,070
4.300% due 07/22/27	700,000	744,112
4.600% due 04/01/21	1,120,000	1,244,055
4.900% due 11/17/45	280,000	301,048
5.606% due 01/15/44	500,000	574,364
5.875% § ± ~	360,000	384,858

		61,086,313

Health Care - 1.5%

AbbVie Inc 3.600% due 05/14/25	300,000	315,649
Actavis Funding SCS
3.450% due 03/15/22	100,000	103,989
3.800% due 03/15/25	290,000	302,350
4.550% due 03/15/35	10,000	10,374
4.750% due 03/15/45	10,000	10,635
Amgen Inc
3.625% due 05/22/24	100,000	105,731
5.375% due 05/15/43	50,000	57,168
Anthem Inc 3.125% due 05/15/22	90,000	90,651
Baxalta Inc
2.875% due 06/23/20 ~	500,000	499,827
5.250% due 06/23/45 ~	30,000	31,965
Becton Dickinson Co 3.734% due 12/15/24	180,000	192,056
4.685% due 12/15/44	60,000	65,090
Celgene Corp
3.550% due 08/15/22	100,000	105,100
3.875% due 08/15/25	300,000	316,025
5.000% due 08/15/45	130,000	141,168
5.250% due 08/15/43	60,000	67,317
Centene Corp
5.625% due 02/15/21 ~	80,000	83,600
6.125% due 02/15/24 ~	50,000	52,750
Gilead Sciences Inc
3.650% due 03/01/26	100,000	106,558
3.700% due 04/01/24	540,000	580,047
4.750% due 03/01/46	120,000	132,061
GlaxoSmithKline Capital PLC (United Kingdom) 2.850% due 05/08/22	350,000	367,126
HCA Inc
4.250% due 10/15/19	210,000	216,694
5.375% due 02/01/25	50,000	50,610
7.500% due 02/15/22	250,000	284,142
Humana Inc
3.150% due 12/01/22	80,000	81,179
4.625% due 12/01/42	110,000	107,344
Kindred Healthcare Inc 8.750% due 01/15/23	130,000	124,638
Mallinckrodt International Finance SA 5.500% due 04/15/25 ~	10,000	8,875
Medtronic Inc 3.500% due 03/15/25	650,000	694,632
Merck & Co Inc 2.750% due 02/10/25	150,000	153,802
Tenet Healthcare Corp
6.750% due 06/15/23	70,000	67,375
8.125% due 04/01/22	150,000	154,637
UnitedHealth Group Inc
3.750% due 07/15/25	80,000	86,339
3.875% due 10/15/20	200,000	216,687

	Principal Amount	Value
Valeant Pharmaceuticals International Inc 5.375% due 03/15/20 ~	$360,000	$295,200
Zimmer Biomet Holdings Inc 4.450% due 08/15/45	70,000	68,664

		6,348,055

Industrials - 1.1%

Delta Air Lines Pass-Through Trust ‘A’ 6.821% due 02/10/24	321,576	366,999
Eaton Corp
1.500% due 11/02/17	10,000	10,013
2.750% due 11/02/22	490,000	491,267
4.150% due 11/02/42	100,000	100,823
Florida East Coast Holdings Corp 6.750% due 05/01/19 ~	230,000	231,150
General Electric Co
3.150% due 09/07/22	187,000	199,605
4.500% due 03/11/44	110,000	123,144
5.300% due 02/11/21	190,000	220,895
5.875% due 01/14/38	40,000	52,285
6.000% due 08/07/19	132,000	152,281
6.875% due 01/10/39	208,000	302,395
Hellenic Railways Organization SA (Greece) 5.014% due 12/27/17 ~	EUR 500,000	517,034
International Lease Finance Corp 5.750% due 05/15/16	$100,000	100,278
Lockheed Martin Corp
3.100% due 01/15/23	20,000	20,782
3.550% due 01/15/26	230,000	243,955
4.500% due 05/15/36	40,000	43,180
Raytheon Co 3.125% due 10/15/20	160,000	170,601
The Boeing Co 4.875% due 02/15/20	400,000	450,448
UAL Pass-Through Trust 9.750% due 07/15/18	32,319	33,815
United Rentals North America Inc 5.500% due 07/15/25	120,000	118,950
United Technologies Corp
4.500% due 04/15/20	210,000	232,298
4.500% due 06/01/42	10,000	10,864
Waste Management Inc 3.500% due 05/15/24	150,000	157,215
West Corp 5.375% due 07/15/22 ~	350,000	322,368

		4,672,645

Information Technology - 0.5%

Activision Blizzard Inc 5.625% due 09/15/21 ~	150,000	158,438
Apple Inc 2.850% due 05/06/21	300,000	315,111
First Data Corp
5.000% due 01/15/24 ~	390,000	391,950
7.000% due 12/01/23 ~	220,000	223,025
Harris Corp 5.054% due 04/27/45	80,000	85,592
Intel Corp
3.700% due 07/29/25	70,000	76,796
4.900% due 07/29/45	40,000	44,959
Micron Technology Inc
5.500% due 02/01/25	40,000	32,625
5.625% due 01/15/26 ~	50,000	39,750
Visa Inc
3.150% due 12/14/25	520,000	543,732
4.300% due 12/14/45	250,000	274,292

		2,186,270

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120 and B-121

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2016

	Principal Amount	Value
Materials - 1.5%

ArcelorMittal (Luxembourg)
6.125% due 06/01/25	$40,000	$37,200
6.500% due 03/01/21	60,000	59,400
8.000% due 10/15/39	180,000	157,500
Ardagh Packaging Finance PLC (Ireland) 3.634% due 12/15/19 § ~	500,000	493,750
Axiall Corp 4.875% due 05/15/23	70,000	68,643
Barrick Gold Corp (Canada)
4.100% due 05/01/23	204,000	199,043
6.950% due 04/01/19	104,000	113,685
BHP Billiton Finance USA Ltd (Australia)
3.250% due 11/21/21	550,000	566,424
5.000% due 09/30/43	230,000	234,570
6.750% due 10/19/75 § ~	270,000	270,338
Celulosa Arauco y Constitucion SA (Chile) 4.500% due 08/01/24	260,000	266,668
Eagle Spinco Inc 4.625% due 02/15/21	290,000	281,692
Ecolab Inc 4.350% due 12/08/21	100,000	110,596
FMG Resources Property Ltd (Australia) 9.750% due 03/01/22 ~	260,000	260,650
Glencore Finance Canada Ltd (Switzerland) 2.700% due 10/25/17 ~	700,000	686,258
Glencore Funding LLC (Switzerland) 2.875% due 04/16/20 ~	590,000	525,587
GTL Trade Finance Inc (Brazil) 7.250% due 10/20/17 ~	600,000	613,500
OCP SA (Malaysia) 4.500% due 10/22/25 ~	200,000	191,817
Potash Corp of Saskatchewan Inc (Canada) 4.875% due 03/30/20	100,000	107,828
Rio Tinto Finance USA Ltd (United Kingdom) 3.750% due 09/20/21	340,000	353,495
Southern Copper Corp (Peru) 6.750% due 04/16/40	500,000	488,775
Vale Overseas Ltd (Brazil) 6.875% due 11/21/36	500,000	397,785

		6,485,204

Telecommunication Services - 1.7%

America Movil Sab de CV (Mexico) 5.000% due 03/30/20	400,000	443,555
AT&T Inc
3.400% due 05/15/25	980,000	984,309
4.350% due 06/15/45	130,000	120,047
5.500% due 02/01/18	350,000	375,353
Bharti Airtel Ltd (India) 4.375% due 06/10/25 ~	490,000	498,867
CenturyLink Inc
5.625% due 04/01/25	30,000	26,813
6.150% due 09/15/19	150,000	156,375
Intelsat Jackson Holdings SA (Luxembourg)
5.500% due 08/01/23	140,000	85,050
7.500% due 04/01/21	240,000	153,600
Sprint Communications Inc 11.500% due 11/15/21	460,000	411,700
Sprint Corp 7.625% due 02/15/25	240,000	179,400
Telefonica Emisiones SAU (Spain) 5.134% due 04/27/20	200,000	221,601
Verizon Communications Inc
4.150% due 03/15/24	680,000	740,841
5.150% due 09/15/23	200,000	231,288
6.400% due 09/15/33	700,000	863,591
6.550% due 09/15/43	1,140,000	1,504,960
Windstream Services LLC 7.500% due 04/01/23	500,000	380,000

		7,377,350

	Principal Amount	Value
Utilities - 1.1%

AES Corp 7.375% due 07/01/21	$130,000	$146,250
Berkshire Hathaway Energy Co 6.500% due 09/15/37	150,000	196,274
Calpine Corp 5.875% due 01/15/24 ~	120,000	126,600
Dynegy Inc
6.750% due 11/01/19	700,000	700,000
7.375% due 11/01/22	200,000	186,000
7.625% due 11/01/24	100,000	91,250
FirstEnergy Corp
4.250% due 03/15/23	410,000	427,560
7.375% due 11/15/31	900,000	1,111,469
IPALCO Enterprises Inc 3.450% due 07/15/20	800,000	807,000
Pacific Gas & Electric Co 6.050% due 03/01/34	520,000	665,168
Virginia Electric & Power Co 6.350% due 11/30/37	160,000	211,827

		4,669,398

Total Corporate Bonds & Notes (Cost $134,953,008)		133,794,639

SENIOR LOAN NOTES - 0.1%

Consumer Discretionary - 0.1%

Chrysler Group LLC Term B (United Kingdom) 3.500% due 05/24/17 §	312,421	312,727

Total Senior Loan Notes (Cost $312,250)		312,727

MORTGAGE-BACKED SECURITIES - 38.0%

Collateralized Mortgage Obligations - Commercial - 5.3%

BAMLL Commercial Mortgage Securities Trust 2.329% due 03/15/28 " § ~	400,000	402,425
Banc of America Commercial Mortgage Trust 5.800% due 04/01/49 " §	810,000	801,631
BBCCRE Trust 4.563% due 08/06/33 " § ~	320,000	257,710
Bear Stearns Commercial Mortgage Securities Trust
5.273% due 12/11/38 "	250,000	239,819
5.700% due 06/11/50 "	200,000	207,418
CD Commercial Mortgage Trust 5.398% due 12/11/49 " §	55,771	44,645
Citigroup Commercial Mortgage Trust
3.110% due 04/01/48 " ~	150,000	97,152
3.172% due 09/11/58 "	350,000	233,135
4.017% due 10/10/47 "	270,000	290,414
Commercial Mortgage Trust
4.239% due 11/10/47 "	160,000	167,427
4.353% due 02/10/48 " §	90,000	87,927
Core Industrial Trust 3.977% due 02/10/34 " § ~	400,000	393,077
Credit Suisse Commercial Mortgage Trust
5.373% due 12/15/39 "	210,000	178,094
5.467% due 09/15/39 "	560,387	564,619
CSMC Trust
3.953% due 09/15/37 " ~	500,000	528,670
4.373% due 09/15/37 " ~	530,000	400,937
4.373% due 09/15/37 " ~	370,000	308,417
4.936% due 03/15/17 " § ~	390,000	377,963
6.172% due 08/15/22 " § ~	1,500,000	1,380,743

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120 and B-121

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2016

	Principal Amount	Value
Fannie Mae
2.800% due 06/25/25 " §	$70,000	$72,146
Fannie Mae (IO)
0.485% due 10/25/24 " §	12,315,936	339,523
Freddie Mac Multifamily Structured Pass-Through Certificates (IO) 0.685% due 08/25/19 " §	24,519,684	357,409
FREMF Mortgage Trust 3.636% due 08/25/48 " ~	305,000	230,502
GE Commercial Mortgage Co 5.677% due 12/10/49 " §	200,000	129,000
Government National Mortgage Association (IO) 0.678% due 04/16/47 " §	5,967,291	309,290
GS Mortgage Securities Trust
3.203% due 02/10/29 " ~	400,000	414,289
5.622% due 11/10/39 "	220,000	203,335
JP Morgan Chase Commercial Mortgage Securities Trust
2.536% due 08/15/27 " § ~	210,000	206,169
2.716% due 11/15/31 " § ~	490,000	473,223
2.962% due 10/15/28 " ~	500,000	502,355
3.736% due 08/15/27 " § ~	120,000	118,870
4.572% due 07/15/47 " §	380,000	376,845
5.411% due 05/15/47 "	1,760,000	1,325,280
5.438% due 01/15/49 " ~	470,000	244,405
5.502% due 06/12/47 " §	590,000	539,835
5.699% due 02/12/49 " §	1,090,000	934,675
JPMBB Commercial Mortgage Securities Trust
3.364% due 09/15/47 " § ~	680,000	441,138
4.619% due 08/15/48 " §	610,000	624,225
LB-UBS Commercial Mortgage Trust 5.866% due 09/15/45 " §	440,908	463,849
LSTAR Commercial Mortgage Trust
2.729% due 04/20/48 " § ~	866,000	883,181
3.127% due 04/20/48 " § ~	850,000	879,433
ML-CFC Commercial Mortgage Trust 5.450% due 08/12/48 " §	210,000	186,009
Morgan Stanley Bank of America Merrill Lynch Trust 3.040% due 04/15/48 "	1,000,000	1,033,074
Morgan Stanley Capital I Trust 5.731% due 07/12/44 " §	368,241	367,858
Motel 6 Trust 5.000% due 02/05/30 " ~	700,000	648,144
Wachovia Bank Commercial Mortgage Trust 5.342% due 12/15/43 "	600,000	612,818
Waterfall Commercial Mortgage 4.104% due 09/19/22 " § ~	1,057,041	1,043,564
Wells Fargo Commercial Mortgage Trust
3.184% due 04/15/50 "	340,000	349,998
3.848% due 05/15/48 " §	380,000	352,844
4.298% due 07/15/46 " §	290,000	314,886
WFRBS Commercial Mortgage Trust (IO) 1.441% due 03/15/44 " § ~	5,785,374	285,427

		22,225,822

Collateralized Mortgage Obligations - Residential - 7.3%

Alternative Loan Trust 2.813% due 06/25/37 " §	303,981	261,760
Banc of America Funding Ltd 0.697% due 10/03/39 " § ~	428,463	419,914
Banc of America Funding Trust
2.381% due 09/26/45 " § ~	2,760,000	1,772,967
2.826% due 05/25/35 " §	53,031	54,163
BCAP LLC Trust
0.836% due 03/28/37 " § ~	2,756,127	2,600,706
5.248% due 03/26/37 " § ~	69,971	67,800
Bear Stearns Adjustable Rate Mortgage Trust
2.651% due 08/25/33 " §	73,231	72,809
2.785% due 01/25/35 " §	845,450	825,422
2.961% due 10/25/36 " §	22,360	18,753

	Principal Amount	Value
Bear Stearns ALT-A Trust
2.811% due 11/25/36 " §	$76,337	$52,173
3.006% due 05/25/35 " §	37,911	36,479
Chase Mortgage Finance Trust 5.433% due 09/25/36 " §	151,471	132,592
Chevy Chase Funding LLC 0.683% due 08/25/35 " § ~	39,488	35,131
Citigroup Mortgage Loan Trust 6.740% due 06/27/37 " § ~	2,000,000	1,961,668
Citigroup Mortgage Loan Trust Inc 2.650% due 09/25/35 " §	29,874	29,847
CitiMortgage Alternative Loan Trust (IO) 5.167% due 05/25/37 " §	7,220,426	1,429,664
Countrywide Home Loan Mortgage Pass-Through Trust 1.073% due 03/25/35 " §	19,729	16,544
Credit Suisse First Boston Mortgage Securities Corp 6.000% due 11/25/35 "	77,277	59,533
Downey Saving & Loan Association Mortgage Loan Trust 0.612% due 04/19/47 " §	171,004	63,727
Fannie Mae
1.875% due 11/25/23 " §	92,551	95,186
5.500% due 04/25/35 "	662,965	746,407
Fannie Mae (IO)
3.000% due 02/25/33 "	900,871	126,013
4.000% due 03/25/43 "	964,796	89,185
4.000% due 04/25/43 "	3,910,728	367,089
Fannie Mae Connecticut Avenue Securities 3.333% due 07/25/24 " §	1,500,000	1,375,067
Freddie Mac 8.000% due 04/15/30 "	122,414	142,910
Freddie Mac (IO)
3.500% due 04/15/43 "	1,632,492	213,359
4.000% due 04/15/43 "	938,105	116,009
Freddie Mac Structured Agency Credit Risk Debt Notes
4.433% due 08/25/24 " §	540,000	524,159
4.533% due 08/25/24 " §	760,000	742,632
5.183% due 10/25/24 " §	1,140,000	1,149,713
Government National Mortgage Association 1.025% due 07/20/65 " §	898,379	878,034
Government National Mortgage Association (IO) 4.000% due 11/20/44 "	2,226,984	314,034
Great Hall Mortgages PLC (United Kingdom) 0.769% due 06/18/39 " § ~	484,367	456,125
HarborView Mortgage Loan Trust 0.602% due 12/19/36 " §	402,555	297,109
JP Morgan Mortgage Trust
2.502% due 07/25/35 " §	96,538	94,955
5.750% due 01/25/36 "	25,680	22,076
JP Morgan Resecuritization Trust 0.646% due 12/27/36 " § ~	3,430,000	2,535,001
Ludgate Funding PLC (United Kingdom) 0.741% due 01/01/61 " § ~	GBP 671,244	852,950
Marche M5 SARL (Italy) 0.245% due 10/27/65 " § ~	EUR 97,801	111,277
Merrill Lynch Mortgage Investors Trust 2.394% due 11/25/35 " §	$1,826,271	1,764,389
Morgan Stanley Resecuritization Trust
0.661% due 10/26/46 " § ~	678,272	663,169
0.747% due 12/26/46 " § ~	1,925,326	826,590
Nomura Resecuritization Trust 11.201% due 06/26/35 " § ~	1,886,898	1,874,511
Prime Mortgage Trust 5.500% due 05/25/35 " ~	1,990,578	1,816,892
RBSSP Resecuritization Trust 2.581% due 12/24/35 " ~	434,400	435,191

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120 and B-121

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2016

	Principal Amount	Value
Reperforming Loan REMIC Trust 0.773% due 06/25/35 " § ~	$61,177	$54,509
Residential Asset Securitization Trust 0.833% due 05/25/33 " §	15,125	15,138
Structured Asset Securities Corp Mortgage Pass-Through Certificates 2.538% due 08/25/32 " §	34,135	33,502
WaMu Mortgage Pass-Through Certificates Trust
1.718% due 08/25/42 " §	2,746	2,613
4.222% due 02/25/37 " §	271,902	246,574
Wells Fargo Mortgage-Backed Securities Trust
2.750% due 12/25/34 " §	44,255	44,546
2.765% due 04/25/36 " §	38,556	37,563
2.837% due 03/25/36 " §	347,524	324,500
2.979% due 04/25/35 " §	1,345,421	1,354,295

		30,654,924

Fannie Mae - 21.1%

1.550% due 10/01/44 " §	25,640	26,153
2.293% due 09/01/35 " §	94,257	97,996
2.310% due 08/01/22 "	500,000	512,874
2.612% due 12/01/35 " §	14,090	14,369
2.646% due 11/01/34 " §	74,596	78,693
2.723% due 11/01/32 " §	100,260	106,299
2.810% due 04/01/25 "	80,000	83,014
3.000% due 09/01/21 - 05/01/46 "	5,487,510	5,675,077
3.500% due 04/01/31 - 06/01/46 "	20,366,164	21,379,139
4.000% due 08/01/18 - 06/01/46 "	28,925,829	30,979,615
4.324% due 12/01/36 " §	7,795	8,296
4.500% due 07/01/18 - 06/01/46 "	19,159,208	21,042,422
5.000% due 02/01/25 - 05/01/46 "	4,683,854	5,192,654
5.500% due 12/01/20 - 08/01/39 "	2,941,250	3,295,494
6.000% due 02/01/33 - 06/01/40 "	582,358	665,988
6.500% due 03/01/17 "	2,894	2,944

		89,161,027

Freddie Mac - 2.3%

2.094% due 09/01/35 " §	14,241	15,014
2.460% due 06/01/35 " §	114,110	120,489
2.537% due 04/01/32 " §	13,857	14,614
2.615% due 11/01/31 " §	4,214	4,462
2.620% due 09/01/35 " §	75,729	80,301
3.500% due 10/01/42 - 05/01/46 "	5,426,283	5,685,336
4.000% due 12/01/42 - 05/01/46 "	1,920,723	2,058,084
4.500% due 11/01/44 "	252,535	278,632
5.500% due 03/01/23 - 05/01/40 "	1,197,118	1,342,802
6.000% due 12/01/22 - 03/01/23 "	36,191	40,989

		9,640,723

Government National Mortgage Association - 2.0%

3.000% due 04/20/46 "	1,600,000	1,658,375
3.500% due 04/20/46 "	4,300,000	4,546,242
4.000% due 04/20/46 - 05/20/46 "	1,100,000	1,174,551
5.000% due 10/01/38 - 04/01/39 "	1,113,013	1,237,692

		8,616,860

Total Mortgage-Backed Securities (Cost $160,829,045)		160,299,356

ASSET-BACKED SECURITIES - 6.9%

Aegis Asset Backed Securities Trust 1.333% due 10/25/34 " §	722,320	666,066
ARES CLO Ltd (Cayman) 1.911% due 10/12/23 " ~	700,000	698,194
Argent Securities Inc
1.256% due 02/25/34 " §	1,017,954	907,566
1.558% due 11/25/34 " §	469,638	379,828
Asset-Backed Funding Certificates Trust 1.133% due 06/25/34 " §	79,853	74,187

	Principal Amount	Value
Basic Asset Backed Securities Trust 0.743% due 04/25/36 " §	$2,000,000	$1,789,250
Bear Stearns Asset Backed Securities I Trust
0.633% due 12/25/36 " §	352,346	319,042
1.103% due 06/25/35 " §	300,000	258,702
Bosphorus CLO (Ireland) 0.981% due 11/10/23 " § ~	EUR 319,945	362,182
Business Loan Express Business Loan Trust 0.863% due 02/25/31 " § ~	$300,833	286,519
Chapel BV (Netherlands) 0.477% due 11/17/64 " § ~	EUR 132,142	143,654
Citigroup Mortgage Loan Trust
0.603% due 05/25/37 " §	$400,000	363,793
0.886% due 11/25/45 " § ~	3,700,000	3,340,517
Citigroup Mortgage Loan Trust Inc 2.083% due 07/25/37 " §	1,122,000	984,302
Community Funding CLO (Cayman) 5.750% due 11/01/27 " § ~	660,000	639,540
Countrywide Asset-Backed Certificates
0.783% due 05/25/46 " § ~	1,337,664	1,299,975
0.833% due 06/25/36 " §	500,000	357,015
HERO Funding Trust 3.990% due 09/21/40 " ~	374,714	376,893
Hillmark Funding Ltd (Cayman) 0.868% due 05/21/21 " § ~	439,096	430,047
Kingsland III Ltd 0.840% due 08/24/21 " ~	324,278	322,623
Malin CLO BV (Netherlands) 0.029% due 05/07/23 " § ~	EUR 90,984	102,781
Merrill Lynch Mortgage Investors Trust 0.596% due 04/25/37 " §	$500,000	254,675
National Collegiate Student Loan Trust 0.783% due 03/25/33 "	2,920,000	1,879,532
OneMain Financial Issuance Trust 3.190% due 03/18/26 " ~	1,300,000	1,288,730
Park Place Securities Inc 2.158% due 02/25/35 " §	2,302,773	1,584,011
SBA Small Business Investment Cos 2.517% due 03/01/25 "	108,971	111,756
Securitized Asset-Backed Receivables LLC Trust 0.563% due 05/25/37 " §	100,079	64,815
SLM Student Loan Trust
2.269% due 07/25/22 " §	730,000	727,623
2.319% due 07/25/23 " §	780,000	783,600
SMB Private Education Loan Trust
1.586% due 05/15/26 " § ~	2,000,000	1,971,216
1.936% due 04/15/32 " § ~	550,000	524,952
3.050% due 05/15/26 " ~	2,200,000	2,239,430
SoFi Professional Loan Program LLC
1.683% due 08/25/32 " § ~	435,996	429,529
2.550% due 08/27/29 " ~	1,384,861	1,377,538
Structured Asset Investment Loan Trust 1.168% due 08/25/35 " §	1,200,000	1,158,935
Sunrise SARL (Italy) 0.299% due 08/27/31 " §	EUR 144,259	164,337
United States Small Business Administration 3.370% due 10/01/33 "	$352,342	373,876
Wood Street BV CLO (Netherlands) 0.231% due 11/22/21 " § ~	EUR 61,617	69,694

Total Asset-Backed Securities (Cost $28,431,034)		29,106,925

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120 and B-121

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2016

	Principal Amount	Value
U.S. GOVERNMENT AGENCY ISSUES - 1.6%

Fannie Mae
2.173% due 10/09/19	$4,000,000	$3,803,208
6.625% due 11/15/30	1,500,000	2,234,030
Tennessee Valley Authority 5.250% due 09/15/39	500,000	639,719

Total U.S. Government Agency Issues (Cost $6,463,740)		6,676,957

U.S. TREASURY OBLIGATIONS - 25.8%

U.S. Treasury Bonds - 11.2%

2.500% due 02/15/45	1,900,000	1,853,465
2.500% due 02/15/46	1,850,000	1,804,111
2.750% due 08/15/42	1,400,000	1,446,648
2.750% due 11/15/42	3,100,000	3,197,783
2.875% due 05/15/43	3,000,000	3,163,302
2.875% due 08/15/45	3,510,000	3,693,317
3.000% due 05/15/42	1,200,000	1,303,874
3.000% due 11/15/44	4,770,000	5,149,735
3.000% due 05/15/45	5,710,000	6,160,999
3.000% due 11/15/45	5,200,000	5,616,000
3.125% due 02/15/43	3,500,000	3,879,190
3.125% due 08/15/44	3,000,000	3,320,625
3.375% due 05/15/44	300,000	347,971
4.250% due 05/15/39	1,100,000	1,456,835
4.375% due 11/15/39	1,800,000	2,424,058
4.375% due 05/15/40	500,000	673,174
4.500% due 08/15/39	800,000	1,096,344
4.625% due 02/15/40	400,000	557,391

		47,144,822

U.S. Treasury Inflation Protected Securities - 9.7%

0.125% due 04/15/17 ^	625,848	633,235
0.125% due 04/15/20 ^	708,176	723,649
0.125% due 01/15/23 ^	4,208,240	4,248,871
0.125% due 07/15/24 ^	5,687,289	5,714,912
0.375% due 07/15/25 ^	469,549	480,257
0.625% due 07/15/21 ^	6,096,786	6,406,747
0.625% due 01/15/26 ^	2,722,001	2,848,743
0.625% due 02/15/43 ^	2,390,690	2,250,938
0.750% due 02/15/42 ^	712,966	693,991
0.750% due 02/15/45 ^	1,720,414	1,669,316
1.000% due 02/15/46 ^	529,936	553,794
1.375% due 02/15/44 ^	254,138	285,254
1.750% due 01/15/28 ^	3,279,552	3,808,101
2.125% due 02/15/41 ^	205,552	265,246
2.375% due 01/15/25 ^	1,131,183	1,348,693
2.375% due 01/15/27 ^	5,169,120	6,322,583
2.500% due 01/15/29 ^	2,096,612	2,637,800

		40,892,130

U.S. Treasury Notes - 4.9%

1.125% due 02/28/21	80,000	79,712
1.375% due 09/30/20	1,880,000	1,896,634
1.375% due 10/31/20	130,000	131,107
1.625% due 02/15/26	1,210,000	1,193,079
1.750% due 12/31/20	60,000	61,498
1.750% due 09/30/22	1,260,000	1,279,860
1.875% due 08/31/22	1,950,000	1,996,274
2.000% due 07/31/20	220,000	227,924
2.000% due 11/30/22	8,550,000	8,813,682
2.250% due 11/15/24 ‡	2,900,000	3,025,347
2.500% due 05/15/24	100,000	106,395
2.625% due 11/15/20	870,000	925,819
2.750% due 02/15/24	800,000	866,703

		20,604,034

Total U.S. Treasury Obligations (Cost $104,869,367)		108,640,986

	Principal Amount	Value
FOREIGN GOVERNMENT BONDS & NOTES - 4.5%

Banco Nacional de Desenvoolvimento Economico e Social (Brazil) 4.125% due 09/15/17 ~	EUR 100,000	$114,885
Brazil Notas do Tesouro Nacional ‘B’ (Brazil) 6.000% due 08/15/50 ^	BRL 950,000	707,176
Brazil Notas do Tesouro Nacional ‘F’ (Brazil) 10.000% due 01/01/17	4,184,000	1,135,752
Brazilian Government International (Brazil)
5.000% due 01/27/45	$200,000	161,000
5.625% due 01/07/41	520,000	451,100
China Government (China)
3.310% due 11/30/25 ~	CNY 3,000,000	450,285
3.380% due 11/21/24 ~	7,000,000	1,055,262
3.390% due 05/21/25 ~	1,000,000	151,170
Colombia Government (Colombia) 5.625% due 02/26/44	$390,000	390,000
Indonesia Government (Indonesia)
3.750% due 04/25/22 ~	250,000	252,954
4.875% due 05/05/21 ~	500,000	539,277
Mexican Bonos (Mexico)
6.500% due 06/09/22	MXN 47,260,000	2,870,405
7.750% due 11/13/42	40,000,000	2,613,206
8.000% due 06/11/20	600,000	38,383
8.500% due 12/13/18	10,000,000	633,406
10.000% due 12/05/24	9,720,000	723,345
Mexico Government International (Mexico)
3.600% due 01/30/25	$340,000	347,650
5.550% due 01/21/45	1,200,000	1,333,500
Peruvian Government International (Peru)
5.625% due 11/18/50	250,000	281,875
6.550% due 03/14/37	40,000	50,000
Poland Government (Poland)
2.000% due 04/25/21	PLN 200,000	53,261
2.500% due 07/25/26	400,000	104,188
3.250% due 07/25/25	2,990,000	836,379
Poland Government International (Poland) 4.000% due 01/22/24	$730,000	780,899
Province of Ontario (Canada)
1.650% due 09/27/19	200,000	200,619
3.150% due 06/02/22	CAD 900,000	754,378
Province of Quebec (Canada) 3.500% due 07/29/20	$600,000	647,068
Russian Foreign (Russia) 7.500% due 03/31/30 § ~	593,250	726,004
Turkey Government (Turkey)
4.875% due 04/16/43	350,000	325,938
5.625% due 03/30/21	280,000	302,779

Total Foreign Government Bonds & Notes (Cost $21,812,425)		19,032,144

MUNICIPAL BONDS - 2.3%

City of Chicago IL 7.750% due 01/01/42	400,000	399,192
City of Chicago IL ‘B’ 5.630% due 01/01/22	400,000	403,448
New Jersey Economic Development Authority ‘B’ 5.380% due 02/15/19	4,100,000	3,766,342
Southern California Public Power Authority 5.943% due 07/01/40	1,600,000	1,981,392
State of California
7.500% due 04/01/34	100,000	146,280
7.600% due 11/01/40	400,000	622,324
Tobacco Settlement Finance Authority of WV ‘A’ 7.467% due 06/01/47	765,000	686,450
University of Arizona ‘A’ 6.423% due 08/01/35	1,300,000	1,495,559

Total Municipal Bonds (Cost $8,504,113)		9,500,987

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120 and B-121

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2016

	Principal Amount		Value
PURCHASED OPTIONS - 0.1%
(See Note (g) in Notes to Schedule of Investments) (Cost $575,194)			$366,616

SHORT-TERM INVESTMENTS - 1.1%

Commercial Paper - 0.1%

ENI Finance USA Inc (Italy) 1.280% due 06/02/16		$500,000	499,519

Foreign Government Issue - 0.2%

Mexico Cetes (Mexico) 3.629% due 05/26/16	MXN	14,000,000	805,611

	Shares
Money Market Fund - 0.8%

BlackRock Liquidity Funds T-Fund Portfolio		3,248,857	3,248,857

Total Short-Term Investments (Cost $4,616,729)			4,553,987

TOTAL INVESTMENTS - 112.1% (Cost $471,366,905)			472,285,324

SECURITIES SOLD SHORT - (0.8%)
(See Note (d) in Notes to Schedule of Investments) (Proceeds $3,455,281)			(3,455,011)

OTHER ASSETS & LIABILITIES, NET - (11.3%)			(47,453,218)

NET ASSETS - 100.0%			$421,377,095

Notes to Schedule of Investments

(a)	As of March 31, 2016, the Fund’s composition as a percentage of net assets was as follows:

Mortgage-Backed Securities	38.0%
Corporate Bonds & Notes	31.7%
U.S. Treasury Obligations	25.8%
Asset-Backed Securities	6.9%
Foreign Government Bonds & Notes	4.5%
Others (each less than 3.0%)	5.2%

	112.1%
Securities Sold Short	(0.8%	)
Other Assets & Liabilities, Net	(11.3%	)

	100.0%

(b)	As of March 31, 2016, an investment with a value of $1,924,746 was fully or partially segregated with the broker(s)/custodian as collateral for open futures contracts, forward foreign currency contracts, option contracts and swap agreements.

(c)	The average amount of borrowing by the Fund on sale-buyback financing transactions (See Note 4 in Notes to Financial Statements) outstanding during the year ended March 31, 2016 was $2,746,987 at a weighted average interest rate of (0.144%).

(d)	Securities sold short outstanding as of March 31, 2016 were as follows:

Description	Principal Amount	Value
Mortgage-Backed Securities - (0.8%)

Fannie Mae
3.500% due 05/01/46	$3,300,000	($3,455,011)

Total Securities Sold Short (Proceeds $3,455,281)		($3,455,011)

(e)	Open futures contracts outstanding as of March 31, 2016 were as follows:

Long Futures Outstanding	Number of Contracts	Unrealized Appreciation (Depreciation)
CAD (06/16)	25	$45,319
Euro-Bobl (06/16)	10	(2,408)
Euro-BTP (06/16)	7	15,667
Eurodollar (03/17)	61	56,864
Eurodollar (06/17)	16	21,786
U.S. Treasury 2-Year Notes (06/16)	113	(10,899)
U.S. Treasury 5-Year Notes (06/16)	1,789	545,791
U.S. Treasury 10-Year Notes (06/16)	20	17,794
U.S. Treasury 30-Year Bonds (06/16)	31	(15,468)
U.S. Treasury Ultra 10-Year Notes (06/16)	81	131,426
U.S. Ultra Long Bonds (06/16)	153	(214,777)

		591,095

Short Futures Outstanding
90-Day LIBOR Sterling (09/17)	20	(16,431)
90-Day LIBOR Sterling (03/18)	142	(79,847)
90-Day LIBOR Sterling (06/18)	120	21,271
Canada 10-Year Bonds (06/16)	5	4,805
Euribor (06/16)	77	(3,146)
Euro FX (06/16)	112	(487,326)
Euro-Bund (06/16)	19	(14,555)
Euro-Buxl (06/16)	1	(5,373)
Eurodollar (06/16)	160	(26,282)
Eurodollar (12/16)	472	(148,484)
Eurodollar (03/17)	51	(105,063)
Eurodollar (12/17)	49	(70,742)
Eurodollar (03/18)	103	(60,261)
Eurodollar (06/18)	44	(29,054)
Eurodollar (09/18)	5	(2,898)
Eurodollar (12/18)	103	(58,710)
Japan 10-Year Notes (06/16)	3	(5,086)
JPY (06/16)	81	(110,501)
U.S. Treasury 10-Year Notes (06/16)	769	(14,430)
U.S. Treasury 30-Year Bonds (06/16)	164	(260,725)

		(1,472,838)

Total Futures Contracts		($881,743)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120 and B-121

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2016

(f)	Forward foreign currency contracts outstanding as of March 31, 2016 were as follows:

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
CAD	1,928,000	USD	1,424,460	05/16	CIT	$60,106
CAD	1,077,000	USD	796,408	05/16	HSB	32,885
CNH	3,190,000	USD	493,579	04/16	BOA	(336)
CNY	27,490,931	USD	4,255,562	04/16	BRC	(7,103)
EUR	176,000	USD	200,380	04/16	BNP	(85)
EUR	239,085	USD	260,483	04/16	BOA	11,670
EUR	4,550,764	USD	5,094,487	04/16	BRC	85,700
EUR	4,553,000	USD	5,120,864	04/16	CIT	61,869
EUR	458,000	USD	521,605	04/16	DUB	(383)
EUR	116,000	USD	132,107	04/16	GSC	(95)
EUR	1,137,692	USD	1,287,720	05/16	BOA	8,566
EUR	458,000	USD	516,864	05/16	CIT	4,981
EUR	278,000	USD	315,268	05/16	JPM	1,485
EUR	331,000	USD	372,206	05/16	UBS	4,936
INR	4,534,050	USD	66,521	05/16	CIT	1,257
INR	67,000,000	USD	997,543	07/16	BOA	(4,715)
JPY	12,714,467	USD	113,000	04/16	BNP	(14)
JPY	593,519,000	USD	5,081,542	04/16	BOA	194,011
JPY	61,316,855	USD	546,000	04/16	GSC	(1,113)
JPY	76,129,000	USD	676,298	05/16	CIT	972
JPY	70,700,000	USD	628,517	05/16	HSB	455
JPY	254,700,000	USD	2,253,357	05/16	JPM	12,541
JPY	269,700,000	USD	2,401,088	05/16	UBS	(1,745)
KRW	142,367,000	USD	118,000	05/16	CIT	6,308
KRW	14,400,000	USD	12,000	05/16	HSB	573
KRW	81,532,000	USD	68,000	05/16	JPM	3,190
MXN	26,119,506	USD	1,463,591	05/16	BRC	41,222
MXN	9,264,000	USD	514,810	05/16	JPM	18,913
MYR	607,765	USD	143,000	05/16	BRC	12,095
MYR	1,768,372	USD	414,000	05/16	CIT	37,268
MYR	2,982,375	USD	695,000	05/16	DUB	66,068
MYR	2,914,236	USD	668,892	05/16	HSB	74,788
MYR	1,767,508	USD	423,000	05/16	JPM	28,047
MYR	1,403,452	USD	330,000	05/16	UBS	28,145
RUB	91,907,509	USD	1,192,172	05/16	JPM	157,690
TWD	7,186,620	USD	213,000	05/16	BRC	10,421
TWD	7,819,320	USD	233,000	05/16	CIT	10,091
TWD	13,883,467	USD	417,215	05/16	JPM	14,402
USD	1,566,251	BRL	6,538,000	04/16	BRC	(246,050)
USD	2,520,261	CAD	3,446,000	05/16	CIT	(133,170)
USD	110,885	CAD	147,000	05/16	HSB	(2,305)
USD	763,392	CAD	1,059,000	05/16	JPM	(52,042)
USD	1,653,297	CNH	11,050,000	04/16	CIT	(55,273)
USD	348,992	CNH	2,275,254	05/16	BOA	(2,383)
USD	491,336	CNH	3,190,000	07/16	BOA	298
USD	4,105,739	CNY	27,490,931	04/16	BRC	(142,721)
USD	4,227,098	CNY	27,490,931	07/16	BRC	(6,918)
USD	1,500,062	EUR	1,379,000	04/16	CIT	(69,669)
USD	2,273,481	EUR	2,063,000	05/16	CIT	(77,101)
USD	6,126,784	EUR	5,478,000	05/16	HSB	(114,847)
USD	293,438	EUR	267,000	05/16	JPM	(10,781)
USD	1,114,350	GBP	797,000	04/16	HSB	(30,352)
USD	3,702	JPY	420,001	05/16	BOA	(35)
USD	1,882,361	JPY	213,200,000	05/16	CIT	(14,339)
USD	1,952,052	JPY	217,700,000	05/16	DUB	15,318
USD	4,332,227	JPY	490,700,000	05/16	JPM	(33,208)
USD	186,842	KRW	228,040,800	05/16	JPM	(12,272)
USD	3,237,538	MXN	58,161,393	04/16	CIT	(125,129)
USD	900,006	MXN	15,778,000	05/16	BRC	(9,006)
USD	785,120	MXN	13,748,000	05/16	CIT	(6,938)
USD	830,231	MXN	13,585,067	05/16	GSC	47,999
USD	662,906	MXN	11,962,000	05/16	HSB	(26,255)
USD	74,000	MXN	1,297,834	05/16	RBS	(743)
USD	1,142,163	MYR	4,992,856	05/16	CIT	(131,957)
USD	1,111,833	MYR	4,806,556	05/16	HSB	(114,745)
USD	404,080	MYR	1,724,545	05/16	UBS	(36,004)
USD	1,379,000	RUB	98,832,930	05/16	DUB	(72,577)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120 and B-121

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2016

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
USD	72,747	TWD	2,454,105	05/16	DUB	($3,548)
USD	413,585	TWD	13,855,110	05/16	HSB	(17,149)
USD	395,372	TWD	13,254,220	05/16	JPM	(16,680)

Total Forward Foreign Currency Contracts						($525,516)

(g)	Purchased options outstanding as of March 31, 2016 were as follows:

Credit Default Swaptions on Credit Indices – Sell Protection

Description	Exercise Rate	Expiration Date	Counter- party	Notional Amount	Cost	Value
Call - CDX HY 25	0.990%	04/20/16	BNP	$250,000	$2,475	$91
Call - CDX IG 25	1.050%	04/20/16	BNP	990,000	2,797	68

					$5,272	$159

Foreign Currency Options

Description	Exercise Price	Expiration Date	Counter- party	Notional Amount	Cost	Value
Call - EUR versus USD	$1.14	06/29/16	BRC	$5,050,000	$100,242	$86,920

Put - GBP versus USD	1.42	04/28/16	BRC	2,660,000	48,492	52,439
Put - BRL versus USD	BRL 3.75	06/09/16	BRC	875,000	30,861	45,282

					79,353	97,721

					$179,595	$184,641

Interest Rate Swaptions

Description	Pay/Receive Floating Rate	Floating Rate Index	Exercise Rate	Expiration Date	Counter- party	Notional Amount	Cost	Value
Call - 2-Year Interest Rate Swap	Pay	3-Month USD-LIBOR	2.100%	01/30/18	JPM	$2,700,000	$38,340	$51,513

Put - 10-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	2.580%	05/12/16	MSC	1,100,000	35,200	7
Put - 10-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	2.580%	05/23/16	MSC	2,400,000	67,860	51
Put - 1-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	1.250%	07/05/16	CIT	34,200,000	12,540	1,276
Put - 1-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	1.250%	07/05/16	MSC	33,500,000	11,558	1,250
Put - 1-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	1.200%	07/18/16	CIT	14,500,000	5,075	1,309
Put - 30-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	2.940%	08/20/18	GSC	300,000	29,340	13,741
Put - 30-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	2.905%	08/20/18	MSC	900,000	88,800	43,184

							250,373	60,818

							$288,713	$112,331

Options on Futures

Description	Exercise Price	Expiration Date	Exchange	Number of Contracts	Cost	Value
Call - U.S. Treasury 5-Year Notes (05/16)	$120.50	04/22/16	CME	10	$5,814	$7,734
Call - U.S. Treasury 10-Year Notes (05/16)	128.50	04/22/16	CME	17	12,930	33,469
Call - U.S. Treasury 10-Year Notes (05/16)	136.50	04/22/16	CME	25	472	—
Call - U.S. Treasury 10-Year Notes (05/16)	137.00	04/22/16	CME	250	4,719	—
Call - U.S. Treasury 30-Year Bonds (05/16)	163.00	04/22/16	CME	3	4,838	7,078
Call - U.S. Treasury 30-Year Bonds (05/16)	164.00	04/22/16	CME	2	3,319	3,531
Call - U.S. Treasury 30-Year Bonds (05/16)	165.00	04/22/16	CME	3	3,666	3,797

					35,758	55,609

Put - EUR FX (04/16)	1.10	04/08/16	CME	3	3,960	38
Put - JPY (04/16)	87.00	04/08/16	CME	3	3,160	150
Put - JPY (04/16)	88.00	04/08/16	CME	3	2,897	562
Put - U.S. Treasury 2-Year Notes (05/16)	108.25	04/22/16	CME	113	2,133	—
Put - U.S. Treasury 5-Year Notes (05/16)	116.25	04/22/16	CME	1,400	15,488	—
Put - U.S. Treasury 5-Year Notes (05/16)	120.00	04/22/16	CME	7	2,921	328
Put - U.S. Treasury 10-Year Notes (05/16)	128.50	04/22/16	CME	20	9,346	1,563
Put - U.S. Treasury 10-Year Notes (05/16)	129.00	04/22/16	CME	27	12,119	3,375
Put - U.S. Treasury 10-Year Notes (05/16)	130.00	04/22/16	CME	2	1,163	781
Put - U.S. Treasury 30-Year Bonds (05/16)	159.00	04/22/16	CME	3	3,432	516
Put - EUR FX (05/16)	1.13	05/06/16	CME	2	2,606	2,050

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120 and B-121

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2016

Description	Exercise Price	Expiration Date	Exchange	Number of Contracts	Cost	Value
Put - JPY (05/16)	$87.00	05/06/16	CME	1	$691	$450
Put - JPY (05/16)	88.00	05/06/16	CME	5	5,016	4,063
Put - U.S. Treasury 5-Year Notes (06/16)	111.50	05/20/16	CME	70	599	—
Put - U.S. Treasury 5-Year Notes (06/16)	111.75	05/20/16	CME	38	325	—

					65,856	13,876

					$101,614	$69,485

Total Purchased Options					$575,194	$366,616

(h)	Transactions in written options for the year ended March 31, 2016 were as follows:

	Number of Contracts	Notional Amount in AUD	Notional Amount in EUR	Notional Amount in $	Premium
Outstanding, March 31, 2015	390	—	—	59,400,000	$536,974
Call Options Written	40,962	2,600,000	13,870,000	29,795,000	1,864,415
Put Options Written	75,293	—	5,400,000	85,150,000	1,329,091
Call Options Closed	(633)	—	—	(10,200,000)	(442,019)
Put Options Closed	(5,347)	—	—	(5,000,000)	(179,965)
Call Options Expired	(40,199)	(1,500,000)	(6,770,000)	(43,270,000)	(1,401,147)
Put Options Expired	(70,026)	—	(1,900,000)	(62,700,000)	(1,040,659)

Outstanding, March 31, 2016	440	1,100,000	10,600,000	53,175,000	$666,690

(i)	Premiums received and value of written options outstanding as of March 31, 2016 were as follows:

Credit Default Swaptions on Credit Indices – Sell Protection

Description	Exercise Rate	Expiration Date	Counter- party	Notional Amount	Premium	Value
Put - iTraxx Europe 24 5Y	1.200%	04/20/16	BRC	EUR 3,500,000	$10,122	($48)

Foreign Currency Options

Description	Exercise Price	Expiration Date	Counter- party	Notional Amount	Premium	Value
Call - CAD versus USD	CAD 1.37	04/01/16	HSB	$400,000	$2,230	$—
Call - AUD versus USD	$0.74	04/04/16	HSB	AUD 200,000	818	(4,886)
Call - AUD versus USD	0.75	04/21/16	BRC	300,000	1,470	(7,182)
Call - CAD versus USD	CAD 1.37	04/21/16	CIT	$600,000	3,072	(211)
Call - AUD versus USD	$0.75	04/22/16	CIT	AUD 600,000	2,635	(13,190)
Call - EUR versus USD	1.14	04/28/16	UBS	EUR 1,600,000	7,762	(1,919)
Call - EUR versus USD	1.13	04/29/16	UBS	500,000	3,532	(10,020)
Call - MXN versus USD	MXN 18.30	05/03/16	JPM	$500,000	7,561	(1,180)
Call - EUR versus USD	$1.13	05/04/16	JPM	EUR 1,000,000	7,191	(20,102)
Call - MXN versus USD	MXN 18.30	05/05/16	JPM	$600,000	7,320	(1,584)
Call - BRL versus USD	BRL 3.85	06/09/16	BRC	875,000	28,648	(16,922)
Call - RUB versus USD	RUB 87.00	12/08/16	HSB	400,000	17,190	(10,997)

					89,429	(88,193)

Put - MXN versus USD	MXN 17.80	04/15/16	CIT	900,000	10,006	(27,640)
Put - EUR versus USD	$1.10	04/28/16	UBS	EUR 1,600,000	11,374	(20,196)

					21,380	(47,836)

					$110,809	($136,029)

Inflation Floor/Cap Options

Description	Initial Index	Floating Rate	Expiration Date	Counter- party	Notional Amount	Premium	Value
Floor - U.S. CPI Urban Consumers NSA	0.00	Maximum of [(1 + 0.00%)[10] - Inflation Adjustment)] or $0	03/12/20	CIT	$1,200,000	$10,320	($279)
Floor - U.S. CPI Urban Consumers NSA	0.00	Maximum of [(1 + 0.00%)[10] - Inflation Adjustment)] or $0	09/29/20	CIT	600,000	7,740	(204)

						$18,060	($483)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120 and B-121

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2016

Interest Rate Swaptions

Description	Pay/Receive Floating Rate	Floating Rate Index	Exercise Rate	Expiration Date	Counter- party	Notional Amount	Premium	Value
Call - 10-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	0.450%	06/15/16	CIT	EUR 1,200,000	$4,065	($6,484)
Call - 2-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	1.100%	01/30/18	JPM	$2,700,000	14,040	(18,317)
Call - 2-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	1.600%	01/30/18	JPM	2,700,000	24,435	(32,583)

							42,540	(57,384)

Put - 10-Year Interest Rate Swap	Pay	3-Month USD-LIBOR	2.015%	04/11/16	JPM	1,100,000	3,603	(6)
Put - 10-Year Interest Rate Swap	Pay	3-Month USD-LIBOR	2.000%	04/25/16	MSC	2,300,000	14,433	(587)
Put - 2-Year 1-Year Interest Rate Swap	Pay	3-Month USD-LIBOR	2.500%	05/12/16	MSC	10,000,000	33,684	(2)
Put - 2-Year 1-Year Interest Rate Swap	Pay	3-Month USD-LIBOR	2.500%	05/23/16	MSC	23,300,000	72,809	(19)
Put - 10-Year Interest Rate Swap	Pay	3-Month USD-LIBOR	0.950%	06/15/16	CIT	EUR 1,200,000	4,832	(1,821)
Put - 5-Year Interest Rate Swap	Pay	3-Month USD-LIBOR	2.800%	08/20/18	GSC	$1,200,000	26,727	(8,916)
Put - 5-Year Interest Rate Swap	Pay	3-Month USD-LIBOR	2.800%	08/20/18	MSC	3,800,000	84,793	(28,233)

							240,881	(39,584)

							$283,421	($96,968)

Options on Futures

Description	Exercise Price	Expiration Date	Exchange	Number of Contracts	Premium	Value
Call - EUR FX (04/16)	$1.11	04/08/16	CME	4	$4,837	($15,750)
Call - U.S. Treasury 5-Year Notes (05/16)	121.00	04/22/16	CME	20	3,513	(8,438)
Call - U.S. Treasury 10-Year Notes (05/16)	129.50	04/22/16	CME	10	4,561	(11,094)
Call - U.S. Treasury 10-Year Notes (05/16)	130.00	04/22/16	CME	50	21,501	(39,063)
Call - U.S. Treasury 10-Year Notes (05/16)	130.50	04/22/16	CME	29	14,203	(14,953)
Call - U.S. Treasury 10-Year Notes (05/16)	131.00	04/22/16	CME	8	3,521	(2,625)
Call - Euro-Bund (04/16)	EUR 164.50	04/22/16	CME	9	6,037	(2,355)
Call - Euro-Bund (04/16)	165.00	04/22/16	CME	11	5,771	(1,627)
Call - U.S. Treasury 30-Year Bonds (05/16)	$167.00	04/22/16	CME	12	10,867	(7,500)
Call - U.S. Treasury 5-Year Notes (06/16)	121.00	05/20/16	CME	27	9,936	(16,875)
Call - U.S. Treasury 10-Year Notes (06/16)	130.00	05/20/16	CME	7	5,024	(7,766)
Call - U.S. Treasury 10-Year Notes (06/16)	131.00	05/20/16	CME	17	6,460	(10,891)
Call - U.S. Treasury 10-Year Notes (06/16)	132.00	05/20/16	CME	25	6,934	(8,984)
Call - U.S. Treasury 30-Year Bonds (06/16)	167.00	05/20/16	CME	30	35,903	(43,125)
Call - U.S. Treasury 30-Year Bonds (06/16)	171.00	05/20/16	CME	1	3,997	(594)
Call - Euro-Bund (05/16)	EUR 163.00	05/26/16	CME	4	1,869	(6,281)
Call - Eurodollar (06/16)	$99.00	06/13/16	CME	10	6,093	(7,750)
Call - Eurodollar (06/16)	99.25	06/13/16	CME	2	468	(400)

					151,495	(206,071)

Put - EUR FX (04/16)	1.09	04/08/16	CME	7	3,915	(44)
Put - EUR FX (04/16)	1.12	04/08/16	CME	7	3,777	(394)
Put - U.S. Treasury 10-Year Notes (05/16)	127.50	04/22/16	CME	7	2,837	(219)
Put - U.S. Treasury 10-Year Notes (05/16)	128.00	04/22/16	CME	2	775	(94)
Put - U.S. Treasury 5-Year Notes (05/16)	129.25	04/22/16	CME	11	3,596	(1,891)
Put - U.S. Treasury 5-Year Notes (05/16)	129.50	04/22/16	CME	18	7,218	(3,938)
Put - U.S. Treasury 30-Year Bonds (05/16)	160.00	04/22/16	CME	2	1,025	(531)
Put - Euro-Bund (04/16)	EUR 160.50	04/22/16	CME	10	3,567	(1,138)
Put - Euro-Bund (04/16)	161.00	04/22/16	CME	17	8,791	(2,708)
Put - U.S. Treasury 30-Year Bonds (05/16)	$161.00	04/22/16	CME	3	1,490	(1,266)
Put - Euro-Bund (04/16)	EUR 162.00	04/22/16	CME	18	5,491	(6,145)
Put - EUR FX (05/16)	$1.09	05/06/16	CME	12	10,911	(1,500)
Put - EUR FX (05/16)	1.10	05/06/16	CME	13	8,920	(2,925)
Put - EUR FX (05/16)	1.11	05/06/16	CME	2	1,331	(775)
Put - EUR FX (05/16)	1.12	05/06/16	CME	3	1,953	(1,500)
Put - U.S. Treasury 5-Year Notes (06/16)	120.50	05/20/16	CME	10	5,428	(2,734)
Put - U.S. Treasury 10-Year Notes (06/16)	128.00	05/20/16	CME	5	2,703	(938)
Put - U.S. Treasury 30-Year Bonds (06/16)	160.00	05/20/16	CME	7	10,852	(5,906)
Put - U.S. Treasury 30-Year Bonds (06/16)	165.00	05/20/16	CME	1	3,247	(2,750)
Put - Euro-Bund (05/16)	EUR 161.00	05/26/16	CME	9	4,956	(4,916)

					92,783	(42,312)

					$244,278	($248,383)

Total Written Options					$666,690	($481,911)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120 and B-121

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2016

(j)	Swap agreements outstanding as of March 31, 2016 were as follows:

Credit Default Swaps on Corporate and Sovereign Issues – Sell Protection (1)

Referenced Obligation	Fixed Deal Receive Rate	Expiration Date	Counter- party	Implied Credit Spread at 03/31/16 (3)	Notional Amount (4)	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Brazilian Government	1.000%	06/20/16	CIT	0.596%	$700,000	$869	($2,363)	$3,232
Brazilian Government	1.000%	09/20/16	GSC	0.596%	200,000	453	(1,217)	1,670
Mexico Government	1.000%	09/20/16	JPM	0.289%	100,000	374	577	(203)
Volkswagen International	1.000%	12/20/16	CIT	0.734%	EUR 400,000	1,080	(3,701)	4,781
Volkswagen International	1.000%	03/20/17	CIT	0.834%	400,000	962	4,403	(3,441)
MetLife Inc	1.000%	03/20/19	BRC	0.736%	$2,700,000	21,758	30,101	(8,343)
Colombia Government	1.000%	03/20/19	GSC	1.262%	1,800,000	(13,120)	(16,452)	3,332
Colombia Government	1.000%	03/20/19	HSB	1.262%	3,500,000	(25,512)	(28,642)	3,130
AT&T Inc	1.000%	03/20/19	MSC	0.572%	2,800,000	36,126	43,594	(7,468)
Petrobras International Co SA	1.000%	12/20/19	GSC	8.757%	300,000	(71,592)	(32,995)	(38,597)
Mexico Government	1.000%	12/20/20	CIT	1.454%	400,000	(8,088)	(17,036)	8,948
Brazilian Government	1.000%	12/20/20	DUB	3.391%	235,000	(23,069)	(38,299)	15,230
Mexico Government	1.000%	12/20/20	DUB	1.454%	600,000	(12,132)	(22,434)	10,302
Mexico Government	1.000%	12/20/20	GSC	1.454%	200,000	(4,044)	(6,977)	2,933
Morgan Stanley	1.000%	12/20/20	GSC	0.987%	300,000	275	(1,103)	1,378
Citigroup Inc	1.000%	12/20/20	JPM	0.913%	900,000	3,819	3,084	735
Telstra Corp Ltd	1.000%	06/20/21	DUB	0.674%	1,400,000	24,953	19,630	5,323

						($66,888)	($69,830)	$2,942

Credit Default Swaps on Credit Indices – Buy Protection (2)
Referenced Obligation		Fixed Deal Pay Rate	Expiration Date	Exchange	Notional Amount (4)	Value (5)	Upfront Premiums Paid (Received)	Unrealized Appreciation
CDX HY 25 5Y		5.000%	12/20/20	ICE	$400,000	($11,588)	($12,125)	$537

Credit Default Swaps on Credit Indices – Sell Protection (1)
Referenced Obligation		Fixed Deal Receive Rate	Expiration Date	Counter- party	Notional Amount (4)	Value (5)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
CDX IG 9 10Y		0.548%	12/20/17	GSC	$96,450	$846	$—	$846
ABX HE AAA		0.110%	05/25/46	BRC	2,301,214	(434,305)	(468,153)	33,848
CMBX NA AAA		0.500%	10/17/57	DUB	800,000	(35,976)	(41,710)	5,734
CMBX NA BBB		3.000%	05/11/63	MSC	500,000	(30,672)	(34,529)	3,857

						(500,107)	(544,392)	44,285

				Exchange
CDX IG 23 5Y		1.000%	12/20/19	CME	990,000	4,798	13,423	(8,625)
CDX IG 24 5Y		1.000%	06/20/20	CME	7,142,000	38,216	73,003	(34,787)
CDX HY 24 5Y		5.000%	06/20/20	CME	2,600,730	135,610	105,084	30,526
CDX IG 25 5Y		1.000%	12/20/20	ICE	2,470,000	12,418	8,536	3,882
CDX HY 26 2Y		5.000%	06/20/21	ICE	270,000	(7,327)	5,228	(12,555)

						183,715	205,274	(21,559)

						($316,392)	($339,118)	$22,726

						($394,868)	($421,073)	$26,205

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying investments comprising the referenced index or (ii) pay a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
(2)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying investments comprising the referenced index or (ii) receive a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
(3)	An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation or underlying investment that are identical in all respects except for the quality rating. Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swap agreements on corporate and sovereign issues as of year end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads, in comparison to narrower credit spreads, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120 and B-121

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2016

(4)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(5)	The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of year end. Increasing values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps – Pay Floating Rate

Floating Rate Index	Counter- party	Fixed Rate	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
28-Day MXN TIIE	DUB	5.700%	01/18/19	MXN 10,000,000	$14,248	($4,168)	$18,416
28-Day MXN TIIE	JPM	5.700%	01/18/19	3,000,000	4,326	(1,022)	5,348

					18,574	(5,190)	23,764

	Exchange
28-Day MXN TIIE	CME	4.060%	08/24/16	88,300,000	(2,829)	9,361	(12,190)
28-Day MXN TIIE	CME	5.700%	01/18/19	3,000,000	4,217	5,608	(1,391)
28-Day MXN TIIE	CME	5.615%	06/02/20	8,300,000	9,135	3,514	5,621
28-Day MXN TIIE	CME	5.495%	09/22/20	27,500,000	19,578	—	19,578
28-Day MXN TIIE	CME	5.480%	09/23/20	15,200,000	10,289	—	10,289
28-Day MXN TIIE	CME	5.310%	10/22/20	18,700,000	4,200	3,426	774
3-Month USD-LIBOR	CME	1.500%	02/02/21	$1,300,000	20,079	—	20,079
28-Day MXN TIIE	CME	5.095%	02/05/21	MXN 9,100,000	(5,479)	(511)	(4,968)
28-Day MXN TIIE	CME	5.370%	02/19/21	18,400,000	3,702	—	3,702
28-Day MXN TIIE	CME	5.608%	10/08/21	15,000,000	7,585	(6,784)	14,369
28-Day MXN TIIE	CME	5.430%	11/17/21	64,000,000	(5,063)	(91,899)	86,836
28-Day MXN TIIE	CME	5.375%	01/07/22	7,100,000	(2,377)	1,438	(3,815)
28-Day MXN TIIE	CME	6.000%	06/07/22	19,800,000	27,278	12,403	14,875
28-Day MXN TIIE	CME	6.000%	09/02/22	25,800,000	32,866	73,006	(40,140)
28-Day MXN TIIE	CME	5.975%	09/16/22	5,700,000	6,690	—	6,690
28-Day MXN TIIE	CME	5.825%	01/12/23	14,300,000	7,261	5,177	2,084
28-Day MXN TIIE	CME	6.530%	06/05/25	6,600,000	15,612	6,795	8,817
28-Day MXN TIIE	CME	6.360%	06/09/25	4,200,000	6,775	—	6,775
28-Day MXN TIIE	CME	5.990%	01/08/30	2,900,000	(7,500)	(5,080)	(2,420)

					152,019	16,454	135,565

					$170,593	$11,264	$159,329

Interest Rate Swaps – Receive Floating Rate
Floating Rate Index	Exchange	Fixed Rate	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
3-Month USD-LIBOR	CME	0.420%	06/15/16	$371,850,000	($21,380)	$—	($21,380)
1-Day USD-Federal Funds	CME	0.500%	06/17/16	1,200,000	(320)	(1,303)	983
3-Month USD-LIBOR	CME	0.550%	07/27/16	86,900,000	(13,678)	—	(13,678)
3-Month USD-LIBOR	CME	1.250%	06/15/18	1,100,000	(7,669)	(7,674)	5
6-Month GBP-LIBOR	CME	1.000%	09/21/18	GBP 3,700,000	(17,066)	(8,257)	(8,809)
6-Month GBP-LIBOR	CME	1.250%	09/21/18	2,900,000	(34,047)	(24,517)	(9,530)
6-Month GBP-LIBOR	CME	1.500%	09/21/18	700,000	(13,208)	(1,086)	(12,122)
3-Month USD-LIBOR	LCH	2.000%	12/16/19	$700,000	(24,490)	(15,635)	(8,855)
3-Month USD-LIBOR	LCH	2.000%	12/16/20	8,200,000	(321,977)	35,291	(357,268)
3-Month USD-LIBOR	CME	2.000%	06/15/21	500,000	(18,579)	(16,248)	(2,331)
3-Month USD-LIBOR	LCH	2.000%	06/15/21	7,200,000	(270,681)	(246,795)	(23,886)
3-Month USD-LIBOR	CME	1.897%	08/31/22	10,000,000	(341,356)	—	(341,356)
3-Month USD-LIBOR	CME	1.900%	11/30/22	20,584,000	(698,567)	—	(698,567)
3-Month USD-LIBOR	LCH	2.250%	12/16/22	8,900,000	(508,294)	99,156	(607,450)
3-Month USD-LIBOR	CME	2.350%	08/05/25	2,500,000	(162,866)	—	(162,866)
3-Month USD-LIBOR	LCH	2.500%	12/16/25	1,500,000	(120,696)	(16,565)	(104,131)
3-Month USD-LIBOR	LCH	2.250%	06/15/26	3,100,000	(165,527)	2,797	(168,324)
3-Month USD-LIBOR	CME	2.720%	02/15/41	3,036,000	(370,076)	(5,036)	(365,040)
3-Month USD-LIBOR	CME	2.750%	12/16/45	15,800,000	(2,164,636)	920,177	(3,084,813)
3-Month USD-LIBOR	CME	2.500%	06/15/46	700,000	(52,411)	(30,146)	(22,265)
3-Month USD-LIBOR	LCH	2.500%	06/15/46	400,000	(32,474)	2,082	(34,556)

					($5,359,998)	$686,241	($6,046,239)

					($5,189,405)	$697,505	($5,886,910)

Total Swap Agreements					($5,584,273)	$276,432	($5,860,705)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120 and B-121

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2016

(k)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2016:

		Total Value at March 31, 2016	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$133,794,639	$—	$133,794,639	$—
	Senior Loan Notes	312,727	—	312,727	—
	Mortgage-Backed Securities	160,299,356	—	160,299,356	—
	Asset-Backed Securities	29,106,925	—	28,467,385	639,540
	U.S. Government Agency Issues	6,676,957	—	6,676,957	—
	U.S. Treasury Obligations	108,640,986	—	108,640,986	—
	Foreign Government Bonds & Notes	19,032,144	—	19,032,144	—
	Municipal Bonds	9,500,987	—	9,500,987	—
	Short-Term Investments	4,553,987	3,248,857	1,305,130	—
	Derivatives:
	Credit Contracts
	Purchased Options	159	—	159	—
	Swaps	282,557	—	282,557	—

	Total Credit Contracts	282,716	—	282,716	—

	Foreign Currency Contracts
	Futures	45,319	45,319	—	—
	Forward Foreign Currency Contracts	1,054,270	—	1,054,270	—
	Purchased Options	191,954	7,313	184,641	—

	Total Foreign Currency Contracts	1,291,543	52,632	1,238,911	—

	Interest Rate Contracts
	Futures	815,404	815,404	—	—
	Purchased Options	174,503	62,172	112,331	—
	Swaps	193,841	—	193,841	—

	Total Interest Rate Contracts	1,183,748	877,576	306,172	—

	Total Assets - Derivatives	2,758,007	930,208	1,827,799	—

	Total Assets	474,676,715	4,179,065	469,858,110	639,540

Liabilities	Securities Sold Short:
	Mortgaged-Backed Securities	(3,455,011)	—	(3,455,011)	—
	Derivatives:
	Credit Contracts
	Written Options	(48)	—	(48)	—
	Swaps	(677,425)	—	(677,425)	—

	Total Credit Contracts	(677,473)	—	(677,473)	—

	Foreign Currency Contracts
	Futures	(597,827)	(597,827)	—	—
	Forward Foreign Currency Contracts	(1,579,786)	—	(1,579,786)	—
	Written Options	(158,917)	(22,888)	(136,029)	—

	Total Foreign Currency Contracts	(2,336,530)	(620,715)	(1,715,815)	—

	Interest Rate Contracts
	Futures	(1,144,639)	(1,144,639)	—	—
	Written Options	(322,946)	(225,495)	(97,451)	—
	Swaps	(5,383,246)	—	(5,383,246)	—

	Total Interest Rate Contracts	(6,850,831)	(1,370,134)	(5,480,697)	—

	Total Liabilities - Derivatives	(9,864,834)	(1,990,849)	(7,873,985)	—

	Total Liabilities	(13,319,845)	(1,990,849)	(11,328,996)	—

	Total	$461,356,870	$2,188,216	$458,529,114	$639,540

Certain of the Fund’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of March 31, 2016 such liabilities are categorized within the three-tier hierarchy of inputs as follows:

		Total Value at March 31, 2016	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Liabilities	Sale-Buyback Financing Transactions	($3,691,637)	$—	($3,691,637)	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120 and B-121

PACIFIC FUNDS

PF SHORT DURATION BOND FUND

Schedule of Investments

March 31, 2016

	Principal Amount	Value
CORPORATE BONDS & NOTES - 48.6%

Consumer Discretionary - 5.1%

Brinker International Inc 2.600% due 05/15/18	$105,000	$105,793
CCO Safari II LLC 3.579% due 07/23/20 ~	120,000	122,763
Delphi Automotive PLC (United Kingdom) 3.150% due 11/19/20	200,000	204,491
Dollar General Corp 4.125% due 07/15/17	480,000	495,686
Dollar Tree Inc 5.250% due 03/01/20 ~	100,000	105,125
General Motors Co 3.500% due 10/02/18	245,000	250,977
GLP Capital LP 4.375% due 11/01/18	400,000	413,000
Hyatt Hotels Corp 3.875% due 08/15/16	50,000	50,371
McDonald’s Corp 2.100% due 12/07/18	45,000	45,950
Newell Rubbermaid Inc
2.150% due 10/15/18	185,000	185,143
2.600% due 03/29/19	215,000	218,324
Pinnacle Entertainment Inc 7.500% due 04/15/21	95,000	98,919
The Interpublic Group of Cos Inc 2.250% due 11/15/17	295,000	295,169
Thomson Reuters Corp
0.875% due 05/23/16	255,000	254,949
1.650% due 09/29/17	370,000	370,621
Time Warner Cable Inc
5.850% due 05/01/17	45,000	46,924
8.250% due 04/01/19	205,000	238,860
Whirlpool Corp 1.350% due 03/01/17	290,000	289,989
Wyndham Worldwide Corp 2.950% due 03/01/17	60,000	60,583

		3,853,637

Consumer Staples - 2.0%

Anheuser-Busch InBev Finance Inc (Belgium) 1.900% due 02/01/19	315,000	319,688
Bunge Ltd Finance Corp 3.200% due 06/15/17	430,000	433,124
CVS Health Corp 1.900% due 07/20/18	280,000	284,285
Imperial Brands Finance PLC (United Kingdom) 2.050% due 07/20/18 ~	200,000	200,676
Mead Johnson Nutrition Co 3.000% due 11/15/20	45,000	46,312
Reynolds American Inc 2.300% due 06/12/18	120,000	122,478
Tyson Foods Inc 2.650% due 08/15/19	90,000	92,393

		1,498,956

Energy - 8.6%

Anadarko Petroleum Corp 5.950% due 09/15/16	220,000	223,625
Cameron International Corp
1.150% due 12/15/16	85,000	84,981
1.400% due 06/15/17	165,000	163,076
Canadian Natural Resources Ltd (Canada) 5.700% due 05/15/17	30,000	30,935
China Shenhua Overseas Capital Co Ltd (China) 3.125% due 01/20/20	500,000	508,570
CNOOC Finance Ltd (China) 1.125% due 05/09/16	208,000	207,959

	Principal Amount	Value
CNOOC Nexen Finance ULC (China) 1.625% due 04/30/17	$245,000	$244,693
Columbia Pipeline Group Inc 2.450% due 06/01/18 ~	130,000	128,778
Concho Resources Inc 7.000% due 01/15/21	200,000	203,000
ConocoPhillips
1.050% due 12/15/17	90,000	88,746
5.200% due 05/15/18	20,000	21,167
DCP Midstream Operating LP 2.500% due 12/01/17	625,000	596,322
Delek & Avner Tamar Bond Ltd (Israel) 2.803% due 12/30/16 ~	165,000	165,000
Enbridge Energy Partners LP 5.875% due 12/15/16	445,000	451,414
Energy Transfer Partners LP
6.125% due 02/15/17	50,000	51,226
6.700% due 07/01/18	195,000	204,722
EnLink Midstream Partners LP 2.700% due 04/01/19	85,000	75,961
Enterprise Products Operating LLC 2.550% due 10/15/19	225,000	225,107
Hess Corp 1.300% due 06/15/17	35,000	34,600
Kinder Morgan Energy Partners LP 6.000% due 02/01/17	50,000	51,490
Korea National Oil Corp (South Korea) 4.000% due 10/27/16 ~	240,000	243,974
Marathon Oil Corp 6.000% due 10/01/17	115,000	116,621
Murphy Oil Corp 2.500% due 12/01/17	460,000	431,468
Nabors Industries Inc 2.350% due 09/15/16	150,000	149,435
ONEOK Partners LP 3.200% due 09/15/18	40,000	38,747
Origin Energy Finance Ltd (Australia) 3.500% due 10/09/18 ~	280,000	265,483
Petroleos Mexicanos (Mexico)
3.125% due 01/23/19	80,000	79,480
3.500% due 07/23/20	170,000	167,025
Pioneer Natural Resources Co 5.875% due 07/15/16	605,000	611,108
Rowan Cos Inc 5.000% due 09/01/17	120,000	115,568
SESI LLC
6.375% due 05/01/19	205,000	167,075
7.125% due 12/15/21	350,000	265,125
Transocean Inc 5.800% due 12/15/16	130,000	130,098

		6,542,579

Financials - 16.0%

American Campus Communities Operating Partnership LP 3.350% due 10/01/20	70,000	71,596
American Express Co 1.208% due 05/22/18 §	585,000	581,313
Aon PLC 2.800% due 03/15/21	190,000	192,330
Bank of America Corp
2.000% due 01/11/18	130,000	130,606
5.650% due 05/01/18	175,000	187,973
6.400% due 08/28/17	540,000	574,201
6.875% due 04/25/18	155,000	170,296
Barclays Bank PLC (United Kingdom) 6.050% due 12/04/17 ~	350,000	370,796
Berkshire Hathaway Finance Corp 1.700% due 03/15/19	230,000	233,854
Chubb INA Holdings Inc 2.300% due 11/03/20	140,000	142,482

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120 and B-121

PACIFIC FUNDS

PF SHORT DURATION BOND FUND

Schedule of Investments (Continued)

March 31, 2016

	Principal Amount	Value
Citigroup Inc
1.550% due 08/14/17	$155,000	$155,035
1.700% due 04/27/18	35,000	34,896
1.800% due 02/05/18	145,000	145,004
1.850% due 11/24/17	265,000	265,727
Citizens Bank NA 2.500% due 03/14/19	250,000	252,671
CNO Financial Group Inc 4.500% due 05/30/20	75,000	76,688
Commonwealth Bank of Australia (Australia) 1.750% due 11/02/18	304,000	304,613
Crown Castle International Corp 3.400% due 02/15/21	55,000	55,905
Discover Bank 7.000% due 04/15/20	410,000	466,788
Fidelity National Financial Inc 6.600% due 05/15/17	380,000	397,485
Ford Motor Credit Co LLC
1.700% due 05/09/16	295,000	295,205
3.000% due 06/12/17	210,000	212,847
General Motors Financial Co Inc 3.150% due 01/15/20	395,000	396,681
HBOS PLC (United Kingdom) 6.750% due 05/21/18 ~	385,000	417,331
Hyundai Capital America (South Korea)
1.450% due 02/06/17 ~	290,000	289,725
2.500% due 03/18/19 ~	200,000	201,715
Hyundai Capital Services Inc (South Korea) 3.500% due 09/13/17 ~	200,000	204,711
Intercontinental Exchange Inc 2.750% due 12/01/20	160,000	163,547
JPMorgan Chase & Co 2.000% due 08/15/17	415,000	419,203
McGraw Hill Financial Inc 2.500% due 08/15/18	35,000	35,492
Mizuho Bank Ltd (Japan) 2.150% due 10/20/18 ~	200,000	200,227
Morgan Stanley
1.469% due 01/24/19 §	550,000	546,258
1.899% due 04/25/18 §	280,000	281,875
National Bank of Canada (Canada) 1.450% due 11/07/17	355,000	355,066
New York Life Global Funding 1.550% due 11/02/18 ~	350,000	350,986
PACCAR Financial Corp 1.650% due 02/25/19	65,000	65,285
PNC Bank NA 1.800% due 11/05/18	335,000	336,896
Regions Bank 7.500% due 05/15/18	250,000	275,661
Reinsurance Group of America Inc 6.450% due 11/15/19	30,000	33,718
Santander Bank NA 2.000% due 01/12/18	250,000	247,999
Santander UK Group Holdings PLC (United Kingdom) 2.875% due 10/16/20	55,000	54,831
Standard Chartered PLC (United Kingdom) 1.500% due 09/08/17 ~	395,000	391,732
The Bank of New York Mellon Corp 2.500% due 04/15/21	130,000	132,720
The Goldman Sachs Group Inc
2.750% due 09/15/20	55,000	55,910
2.900% due 07/19/18	85,000	87,045
6.150% due 04/01/18	235,000	254,371
6.250% due 09/01/17	230,000	244,902
The Huntington National Bank 2.200% due 11/06/18	250,000	251,225
Trinity Acquisition PLC 3.500% due 09/15/21	45,000	45,857

	Principal Amount	Value
UBS Group Funding Jersey Ltd (Switzerland) 2.950% due 09/24/20 ~	$265,000	$266,264
Ventas Realty LP REIT
2.000% due 02/15/18	170,000	170,311
4.000% due 04/30/19	20,000	21,002

		12,116,857

Health Care - 3.2%

AbbVie Inc 1.800% due 05/14/18	120,000	120,884
Actavis Funding SCS 2.350% due 03/12/18	410,000	415,007
Actavis Inc 1.875% due 10/01/17	255,000	256,200
Agilent Technologies Inc 6.500% due 11/01/17	87,000	92,262
Anthem Inc 2.300% due 07/15/18	140,000	141,673
Baxalta Inc 2.000% due 06/22/18 ~	50,000	49,631
Biogen Inc 2.900% due 09/15/20	80,000	82,452
Catholic Health Initiatives
1.600% due 11/01/17	65,000	65,109
2.600% due 08/01/18	305,000	310,797
Celgene Corp
2.125% due 08/15/18	115,000	116,386
2.300% due 08/15/18	27,000	27,425
Express Scripts Holding Co 3.300% due 02/25/21	30,000	30,816
Gilead Sciences Inc 1.850% due 09/04/18	90,000	91,633
Perrigo Finance Unlimited Co 3.500% due 03/15/21	200,000	205,150
UnitedHealth Group Inc
1.700% due 02/15/19	175,000	176,557
1.900% due 07/16/18	280,000	284,514

		2,466,496

Industrials - 4.3%

ERAC USA Finance LLC 2.800% due 11/01/18 ~	50,000	50,807
GATX Corp
1.250% due 03/04/17	295,000	293,012
2.375% due 07/30/18	110,000	109,141
2.600% due 03/30/20	50,000	49,147
HPHT Finance Ltd (Singapore) 2.250% due 03/17/18 ~	200,000	200,083
Hutchison Whampoa International Ltd (Hong Kong) 1.625% due 10/31/17 ~	420,000	420,335
International Lease Finance Corp 2.584% due 06/15/16 §	205,000	205,201
JB Hunt Transport Services Inc 2.400% due 03/15/19	105,000	105,344
Kansas City Southern 2.350% due 05/15/20 ~	235,000	231,117
Penske Truck Leasing Co LP
2.500% due 06/15/19 ~	270,000	268,710
2.875% due 07/17/18 ~	150,000	151,192
3.200% due 07/15/20 ~	330,000	330,628
3.750% due 05/11/17 ~	40,000	40,777
Roper Technologies Inc 3.000% due 12/15/20	25,000	25,581
Southwest Airlines Co
2.750% due 11/06/19	300,000	308,965
5.750% due 12/15/16	85,000	87,792
Stanley Black & Decker Inc 2.451% due 11/17/18	395,000	401,418

		3,279,250

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120 and B-121

PACIFIC FUNDS

PF SHORT DURATION BOND FUND

Schedule of Investments (Continued)

March 31, 2016

	Principal Amount	Value
Information Technology - 3.1%

Alibaba Group Holding Ltd (China) 2.500% due 11/28/19	$220,000	$222,442
Amphenol Corp 1.550% due 09/15/17	95,000	94,875
Apple Inc 1.700% due 02/22/19	90,000	91,428
Avnet Inc 6.625% due 09/15/16	115,000	117,654
Baidu Inc (China) 2.750% due 06/09/19	210,000	213,449
Cisco Systems Inc
1.400% due 02/28/18	90,000	90,838
1.600% due 02/28/19	105,000	106,582
Electronic Arts Inc 3.700% due 03/01/21	35,000	36,440
Fidelity National Information Services Inc 1.450% due 06/05/17	165,000	163,799
Harris Corp 1.999% due 04/27/18	70,000	69,917
Hewlett Packard Enterprise Co 2.450% due 10/05/17 ~	320,000	322,236
Keysight Technologies Inc 3.300% due 10/30/19	640,000	645,066
Tencent Holdings Ltd (China) 2.875% due 02/11/20 ~	200,000	203,571

		2,378,297

Materials - 1.9%

Anglo American Capital PLC (United Kingdom) 1.572% due 04/15/16 § ~	240,000	239,140
BHP Billiton Finance USA Ltd (Australia) 1.625% due 02/24/17	170,000	170,170
INVISTA Finance LLC 4.250% due 10/15/19 ~	250,000	241,250
Kinross Gold Corp (Canada) 3.625% due 09/01/16	60,000	60,300
Martin Marietta Materials Inc 1.729% due 06/30/17 §	305,000	302,257
Rio Tinto Finance USA PLC (United Kingdom)
1.625% due 08/21/17	95,000	94,421
2.250% due 12/14/18	105,000	105,472
Solvay Finance America LLC (Belgium) 3.400% due 12/03/20 ~	200,000	203,622

		1,416,632

Telecommunication Services - 1.5%

CC Holdings GS V LLC 2.381% due 12/15/17	400,000	403,610
SBA Tower Trust
2.240% due 04/15/43 ~	300,000	298,017
2.933% due 12/15/42 ~	170,000	169,362
3.598% due 04/15/43 ~	250,000	250,042

		1,121,031

Utilities - 2.9%

Dominion Resources Inc 2.125% due 02/15/18 ~	200,000	200,174
Exelon Generation Co LLC 2.950% due 01/15/20	210,000	211,609
Monongahela Power Co 5.700% due 03/15/17 ~	65,000	67,461
NextEra Energy Capital Holdings Inc 2.300% due 04/01/19	50,000	50,335
NiSource Finance Corp
6.400% due 03/15/18	255,000	276,684
6.800% due 01/15/19	105,000	117,485
Panhandle Eastern Pipe Line Co LP 6.200% due 11/01/17	20,000	20,639

	Principal Amount	Value
PPL Capital Funding Inc 1.900% due 06/01/18	$310,000	$310,635
San Diego Gas & Electric Co 1.914% due 02/01/22	167,143	166,362
Southern Power Co 1.850% due 12/01/17	40,000	40,313
The Cleveland Electric Illuminating Co 7.880% due 11/01/17	350,000	382,654
Zhejiang Energy Group Hong Kong Ltd (Hong Kong) 2.300% due 09/30/17	385,000	385,117

		2,229,468

Total Corporate Bonds & Notes (Cost $37,005,917)		36,903,203

MORTGAGE-BACKED SECURITIES - 22.0%

Collateralized Mortgage Obligations - Commercial - 9.3%

BAMLL Commercial Mortgage Securities Trust 2.717% due 06/15/28 " § ~	205,000	208,294
Banc of America Commercial Mortgage Trust
5.448% due 09/10/47 "	30,000	30,342
5.634% due 07/10/46 "	387,175	387,583
5.808% due 02/10/51 " §	25,000	25,963
Citigroup Commercial Mortgage Trust
1.485% due 10/10/47 "	65,532	65,481
1.637% due 06/10/48 "	242,337	241,511
1.643% due 09/10/58 "	56,173	55,963
Commercial Mortgage Trust
1.277% due 02/13/32 " § ~	180,000	176,446
1.445% due 12/10/47 "	197,969	197,856
1.604% due 10/10/48 "	84,767	84,986
1.667% due 07/10/50 "	262,383	263,062
1.770% due 02/10/49 "	9,887	10,015
3.221% due 10/10/53 "	200,000	210,361
Csail Commercial Mortgage Trust 1.454% due 06/15/57 "	498,852	497,483
Freddie Mac Multifamily Structured Pass-Through Certificates
1.369% due 05/25/19 "	343,250	344,356
1.426% due 08/25/17 "	520,267	521,954
GS Mortgage Securities Trust 1.593% due 07/10/48 "	85,378	85,061
JPMBB Commercial Mortgage Securities Trust
1.445% due 10/15/48 "	74,712	74,239
1.539% due 11/15/47 "	53,385	53,086
1.596% due 01/15/48 "	519,486	517,424
1.626% due 05/15/48 "	103,915	103,638
1.738% due 07/15/48 "	467,512	467,709
Merrill Lynch Mortgage Trust 5.782% due 08/12/43 " §	175,000	175,898
ML-CFC Commercial Mortgage Trust 5.947% due 06/12/46 " §	51,127	51,049
Morgan Stanley Bank of America Merrill Lynch Trust
1.573% due 12/15/47 "	338,975	338,411
1.686% due 10/15/47 "	187,214	187,372
1.706% due 05/15/48 "	175,151	176,105
Morgan Stanley Capital I Trust
1.638% due 05/15/48 "	165,895	166,842
5.731% due 07/12/44 " §	75,814	75,735
Wells Fargo Commercial Mortgage Trust
1.437% due 12/15/47 "	411,445	410,712
1.471% due 04/15/50 "	164,423	163,815
1.531% due 05/15/48 "	146,053	145,678
1.577% due 01/01/59 "	64,129	64,003
3.020% due 07/15/58 "	325,000	338,149
WFRBS Commercial Mortgage Trust
1.390% due 11/15/47 "	36,964	36,862
1.663% due 10/15/57 "	103,419	103,719

		7,057,163

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120 and B-121

PACIFIC FUNDS

PF SHORT DURATION BOND FUND

Schedule of Investments (Continued)

March 31, 2016

	Principal Amount	Value
Collateralized Mortgage Obligations - Residential - 4.0%

Alternative Loan Trust 2.625% due 12/25/34 " §	$131,971	$125,638
Deutsche Alt-A Securities Inc Mortgage Loan Trust 0.833% due 04/25/35 " §	159,466	137,376
DSLA Mortgage Loan Trust 1.272% due 09/19/44 " §	465,254	430,290
Fannie Mae 5.000% due 08/25/19 "	77,370	79,811
Fannie Mae Connecticut Avenue Securities 1.933% due 02/25/25 " §	7,694	7,695
2.533% due 08/25/28 " §	194,035	193,902
Freddie Mac Structured Agency Credit Risk Debt Notes
1.533% due 05/25/25 " §	234,419	234,466
1.583% due 12/25/27 " §	232,796	232,830
1.683% due 03/25/28 " §	237,660	237,927
2.083% due 10/25/24 " §	75,982	76,160
2.191% due 09/25/28 " §	250,000	250,635
GS Mortgage-Backed Securities Trust 2.496% due 07/25/44 " § ~	68,233	67,730
HarborView Mortgage Loan Trust 0.652% due 05/19/35 " §	116,333	95,942
JP Morgan Alternative Loan Trust 0.623% due 06/25/37 " §	71,414	66,735
Lanark Master Issuer PLC (United Kingdom) 1.118% due 12/22/54 " § ~	250,085	249,981
Structured Adjustable Rate Mortgage Loan Trust 2.719% due 11/25/34 " §	150,884	148,805
Towd Point Mortgage Trust
2.750% due 02/25/55 " § ~	100,000	99,955
2.750% due 04/25/55 " § ~	155,074	155,341
2.750% due 05/25/55 " § ~	135,613	135,817

		3,027,036

Fannie Mae - 7.1%

2.500% due 04/01/31 "	745,000	764,905
3.000% due 11/01/29 - 03/01/31 "	1,502,094	1,574,305
3.500% due 01/01/26 - 01/01/27 "	288,132	304,880
4.000% due 09/01/26 - 10/01/41 "	617,030	660,890
4.500% due 04/01/26 - 07/01/26 "	644,024	694,440
5.000% due 07/01/19 - 06/01/33 "	372,171	402,568
5.500% due 10/01/35 - 06/01/39 "	649,700	734,137
6.000% due 11/01/35 - 09/01/39 "	229,933	263,068

		5,399,193

Freddie Mac - 0.4%

5.000% due 11/01/16 - 04/01/18 "	18,199	18,795
5.500% due 01/01/20 - 12/01/39 "	239,619	268,023

		286,818

Government National Mortgage Association - 1.2%

3.000% due 10/20/44 " §	110,208	113,492
3.500% due 03/20/43 "	421,613	447,248
5.000% due 12/20/34 - 02/20/40 "	107,431	118,875
6.000% due 07/20/36 "	194,230	224,592

		904,207

Total Mortgage-Backed Securities (Cost $16,681,026)		16,674,417

ASSET-BACKED SECURITIES - 21.7%

Ally Auto Receivables Trust 3.150% due 10/15/18 " ~	135,000	135,449
AmeriCredit Automobile Receivables Trust
0.960% due 04/09/18 "	17,708	17,704
1.190% due 05/08/18 "	131,517	131,479
1.270% due 01/08/20 "	360,000	358,288
1.600% due 07/08/19 "	300,000	299,547

	Principal Amount	Value
1.700% due 07/08/20 "	$75,000	$75,212
1.810% due 10/08/20 "	25,000	25,104
ARI Fleet Lease Trust 1.820% due 07/15/24 " ~	100,000	100,025
Ascentium Equipment Receivables Trust 1.930% due 03/11/19 " ~	295,000	295,549
BMW Vehicle Owner Trust 1.500% due 02/25/21 "	325,000	326,620
Capital Auto Receivables Asset Trust
1.480% due 11/20/18 "	345,000	345,330
1.620% due 03/20/19 "	200,000	200,355
1.730% due 09/20/19 "	155,000	155,477
1.730% due 04/20/20 "	75,000	75,159
CarMax Auto Owner Trust
1.610% due 11/16/20 "	155,000	155,650
1.690% due 08/15/19 "	45,000	45,021
1.810% due 07/15/20 "	185,000	186,452
1.930% due 11/15/19 "	65,000	65,008
CCG Receivables Trust
1.060% due 11/15/21 " ~	123,439	123,151
1.460% due 11/14/18 " ~	255,000	254,924
Citigroup Mortgage Loan Trust Inc 0.593% due 06/25/37 " §	177,481	168,417
CNH Equipment Trust 1.370% due 07/15/20 "	370,000	370,060
DB Master Finance LLC 3.262% due 02/20/45 " ~	326,700	322,533
Diamond Resorts Owner Trust
2.540% due 05/20/27 " ~	204,605	202,435
2.730% due 07/20/27 " ~	225,841	223,686
2.990% due 05/22/28 " ~	80,182	80,438
Discover Card Execution Note Trust 1.640% due 07/15/21 "	390,000	393,186
Domino’s Pizza Master Issuer LLC 5.216% due 01/25/42 " ~	163,878	168,273
Elara HGV Timeshare Issuer LLC 2.530% due 02/25/27 " ~	133,660	132,973
Enterprise Fleet Financing LLC
1.590% due 02/22/21 " ~	365,000	364,424
1.830% due 09/20/21 " ~	355,000	354,803
Exeter Automobile Receivables Trust 1.060% due 08/15/18 " ~	14,470	14,445
Ford Credit Auto Lease Trust
1.230% due 11/15/16 "	34,362	34,356
1.510% due 08/15/17 "	195,000	195,021
Ford Credit Auto Owner Trust
1.390% due 07/15/20 "	55,000	55,177
1.410% due 02/15/20 "	165,000	165,715
Ford Credit Floorplan Master Owner Trust 1.420% due 01/15/20 "	380,000	380,511
GE Dealer Floorplan Master Note Trust 0.812% due 07/20/19 " §	315,000	313,745
GM Financial Automobile Leasing Trust 1.690% due 03/20/19 "	200,000	200,383
GMF Floorplan Owner Revolving Trust 1.650% due 05/15/20 " ~	145,000	144,774
GreatAmerica Leasing Receivables 0.890% due 07/15/17 " ~	248,865	248,152
GreatAmerica Leasing Receivables Funding LLC 1.730% due 06/20/19 " ~	110,000	109,766
GSAA Home Equity Trust
0.480% due 07/25/37 " §	397,685	348,362
0.713% due 10/25/35 " §	71,565	65,744
GSAA Trust 0.863% due 06/25/35 " §	265,400	249,663
Hilton Grand Vacations Trust 1.770% due 11/25/26 " ~	196,921	193,801
Hyundai Auto Lease Securitization Trust 1.600% due 07/15/19 " ~	100,000	100,233
1.650% due 08/15/19 " ~	535,000	537,331

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120 and B-121

PACIFIC FUNDS

PF SHORT DURATION BOND FUND

Schedule of Investments (Continued)

March 31, 2016

	Principal Amount	Value
Hyundai Auto Receivables Trust 1.560% due 09/15/20 "	$45,000	$45,176
John Deere Owner Trust
1.320% due 06/17/19 "	145,000	145,169
1.360% due 04/15/20 "	105,000	104,965
1.440% due 10/15/19 "	155,000	155,124
Kubota Credit Owner Trust 1.540% due 03/15/19 " ~	530,000	529,948
Mercedes-Benz Auto Lease Trust 1.520% due 03/15/19 "	125,000	125,203
MMAF Equipment Finance LLC 1.390% due 10/16/19 " ~	140,000	139,457
Motor PLC (United Kingdom) 0.913% due 08/25/21 " § ~	55,167	55,156
MVW Owner Trust 2.150% due 04/22/30 " ~	51,952	51,569
Nissan Auto Receivables Owner Trust 1.340% due 10/15/20 "	95,000	95,149
Nissan Master Owner Trust Receivables 1.440% due 01/15/20 "	365,000	365,525
OneMain Financial Issuance Trust 3.660% due 02/20/29 " ~	100,000	99,927
Sierra Timeshare Receivables Funding LLC
2.050% due 06/20/31 " ~	114,588	114,085
2.300% due 10/20/31 " ~	164,194	163,833
2.400% due 03/22/32 " ~	274,083	271,211
2.430% due 06/20/32 " ~	191,771	189,711
SLM Student Loan Trust
2.119% due 04/25/23 " §	66,189	65,504
2.269% due 07/25/22 " §	100,000	99,674
2.319% due 07/25/23 " §	105,000	105,485
SMART ABS Trust (Australia)
0.970% due 03/14/17 "	11,770	11,790
0.990% due 08/14/17 "	140,232	140,054
1.180% due 02/14/19 "	512,421	511,012
1.660% due 08/14/19 "	220,000	219,259
Synchrony Credit Card Master Note Trust
1.600% due 04/15/21 "	370,000	370,711
1.690% due 03/15/21 "	485,000	481,033
Toyota Auto Receivables Owner Trust
1.440% due 04/15/20 "	200,000	200,845
1.690% due 12/15/20 "	350,000	352,821
Volkswagen Auto Lease Trust 0.800% due 04/20/17 "	75,985	75,908
Volkswagen Auto Loan Enhanced Trust 1.390% due 05/20/21 "	655,000	646,596
Volvo Financial Equipment LLC 1.670% due 02/18/20 " ~	55,000	55,042
Wells Fargo Home Equity Trust 0.583% due 01/25/37 " §	185,106	169,732
Wendys Funding LLC 3.371% due 06/15/45 " ~	303,475	298,835
Wheels SPV LLC
0.840% due 03/20/23 " ~	129,379	128,980
1.270% due 04/22/24 " ~	200,000	198,409
World Omni Auto Receivables Trust 1.340% due 05/15/20 "	135,000	135,019

Total Asset-Backed Securities (Cost $16,428,633)		16,427,828

U.S. TREASURY OBLIGATIONS - 5.6%

U.S. Treasury Notes - 5.6%

0.625% due 09/30/17	950,000	948,943
0.750% due 01/31/18	750,000	750,323
0.875% due 10/15/18	465,000	465,863

	Principal Amount	Value
1.625% due 11/30/20	$310,000	$316,333
1.750% due 09/30/19 ‡	1,730,000	1,775,480

		4,256,942

Total U.S. Treasury Obligations (Cost $4,239,060)		4,256,942

FOREIGN GOVERNMENT BONDS & NOTES - 0.3%

Iceland Government (Iceland) 4.875% due 06/16/16 ~	221,000	222,595

Total Foreign Government Bonds & Notes (Cost $222,251)		222,595

MUNICIPAL BONDS - 1.2%

State Board of Administration Finance Corp ‘A’ FL 1.298% due 07/01/16	575,000	575,840
2.163% due 07/01/19	150,000	151,421
University of California 0.934% due 07/01/41 §	195,000	194,977

Total Municipal Bonds (Cost $920,000)		922,238

	Shares
SHORT-TERM INVESTMENT - 1.2%

Money Market Fund - 1.2%

BlackRock Liquidity Funds T-Fund Portfolio	925,013	925,013

Total Short-Term Investment (Cost $925,013)		925,013

TOTAL INVESTMENTS - 100.6% (Cost $76,421,900)		76,332,236

OTHER ASSETS & LIABILITIES, NET - (0.6%)		(432,986)

NET ASSETS - 100.0%		$75,899,250

Notes to Schedule of Investments

(a)	As of March 31, 2016, the Fund’s composition as a percentage of net assets was as follows:

Corporate Bonds & Notes	48.6%
Mortgage-Backed Securities	22.0%
Asset-Backed Securities	21.7%
U.S. Treasury Obligations	5.6%
Others (each less than 3.0%)	2.7%

	100.6%
Other Assets & Liabilities, Net	(0.6%	)

	100.0%

(b)	As of March 31, 2016, an investment with a value of $31,815 was fully or partially segregated with the broker(s)/custodian as collateral for open futures contracts.

(c)	Open futures contracts outstanding as of March 31, 2016 were as follows:

Long Futures Outstanding	Number of Contracts	Unrealized Appreciation (Depreciation)
U.S. Treasury 2-Year Notes (06/16)	29	($344)

Short Futures Outstanding
U.S. Treasury 5-Year Notes (06/16)	29	(2,320)
U.S. Treasury 10-Year Notes (06/16)	4	2,774

		454

Total Futures Contracts		$110

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120 and B-121

PACIFIC FUNDS

PF SHORT DURATION BOND FUND

Schedule of Investments (Continued)

March 31, 2016

(d)	Fair Value Measurements

The following is a summary of the Fund's investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund's assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2016:

		Total Value at March 31, 2016	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$36,903,203	$—	$36,903,203	$—
	Mortgage-Backed Securities	16,674,417	—	16,674,417	—
	Asset-Backed Securities	16,427,828	—	16,427,828	—
	U.S. Treasury Obligations	4,256,942	—	4,256,942	—
	Foreign Government Bonds & Notes	222,595	—	222,595	—
	Municipal Bonds	922,238	—	922,238	—
	Short-Term Investment	925,013	925,013	—	—
	Derivatives:
	Interest Rate Contracts
	Futures	2,774	2,774	—	—

	Total Assets	76,335,010	927,787	75,407,223	—

Liabilities	Derivatives:
	Interest Rate Contracts
	Futures	(2,664)	(2,664)	—	—

	Total Liabilities	(2,664)	(2,664)	—	—

	Total	$76,332,346	$925,123	$75,407,223	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120 and B-121

PACIFIC FUNDS

PF EMERGING MARKETS DEBT FUND

Schedule of Investments

March 31, 2016

	Principal Amount	Value
CORPORATE BONDS & NOTES - 35.4%

Angola - 0.3%

Republic of Angola Via Northern Lights 7.000% due 08/16/19 ~	$309,946	$302,585

Azerbaijan - 0.6%

Southern Gas Corridor CJSC 6.875% due 03/24/26 ~	220,000	220,825
State Oil Co of the Azerbaijan Republic 4.750% due 03/13/23 ~	450,000	396,698

		617,523

Bangladesh - 0.2%

Banglalink Digital Communications Ltd 8.625% due 05/06/19 ~	225,000	234,000

Barbados - 0.4%

Columbus International Inc 7.375% due 03/30/21 ~	385,000	411,469

Brazil - 3.8%

JBS USA LLC 5.750% due 06/15/25 ~	219,000	192,720
Marfrig Holding Europe BV
6.875% due 06/24/19 ~	400,000	381,500
8.375% due 05/09/18 ~	405,000	409,050
Marfrig Overseas Ltd 9.500% due 05/04/20 ~	150,000	152,250
Minerva Luxembourg SA 12.250% due 02/10/22 ~	300,000	313,500
Petrobras Global Finance BV
3.000% due 01/15/19	185,000	159,008
5.375% due 01/27/21	425,000	349,966
5.750% due 01/20/20	420,000	362,880
5.875% due 03/01/18	160,000	153,968
6.250% due 03/17/24	345,000	276,759
6.850% due 06/05/15	119,000	82,372
6.875% due 01/20/40	580,000	420,500
7.875% due 03/15/19	76,000	73,074
Vale Overseas Ltd
4.375% due 01/11/22	175,000	150,043
4.625% due 09/15/20	240,000	222,000
5.625% due 09/15/19	219,000	213,525
6.875% due 11/21/36	51,000	40,574
6.875% due 11/10/39	179,000	140,622

		4,094,311

Chile - 0.7%

Banco del Estado de Chile 4.125% due 10/07/20 ~	120,000	127,028
Corp Nacional del Cobre de Chile
3.875% due 11/03/21 ~	200,000	205,120
4.875% due 11/04/44 ~	200,000	187,325
Empresa Nacional del Petroleo
5.250% due 08/10/20 ~	100,000	107,666
6.250% due 07/08/19 ~	120,000	130,725

		757,864

China - 3.0%

Amber Circle Funding Ltd 3.250% due 12/04/22 ~	250,000	259,601
Central China Real Estate Ltd 8.750% due 01/23/21 ~	200,000	202,074
China Hongqiao Group Ltd 6.875% due 05/03/18 ~	200,000	198,766

	Principal Amount	Value
China Railway Resources Huitung Ltd 3.850% due 02/05/23 ~	$210,000	$217,128
China SCE Property Holdings Ltd 10.000% due 07/02/20 ~	200,000	217,485
CIFI Holdings Group Co Ltd 12.250% due 04/15/18 ~	220,000	235,066
Favor Sea Ltd 11.750% due 02/04/19 ~	200,000	162,000
Franshion Development Ltd 6.750% due 04/15/21 ~	200,000	223,625
KWG Property Holding Ltd 8.975% due 01/14/19 ~	200,000	215,251
Sinochem Overseas Capital Co Ltd
4.500% due 11/12/20 ~	200,000	213,059
6.300% due 11/12/40 ~	100,000	124,667
Sinopec Group Overseas Development Ltd 4.875% due 05/17/42 ~	200,000	216,917
Sunac China Holdings Ltd 9.375% due 04/05/18 ~	300,000	315,750
Times Property Holdings Ltd 12.625% due 03/21/19 ~	220,000	246,659
Yuzhou Properties Co Ltd 8.625% due 01/24/19 ~	200,000	211,990

		3,260,038

Colombia - 0.5%

Ecopetrol SA 7.625% due 07/23/19	110,000	120,725
Empresa de Telecomunicaciones de Bogota 7.000% due 01/17/23 ~	COP 144,000,000	37,282
Pacific Exploration and Production Corp
5.125% due 03/28/23 Ω ~	$340,000	59,500
5.375% due 01/26/19 Ω ~	290,000	50,750
5.625% due 01/19/25 Ω ~	1,000,000	175,000
7.250% due 12/12/21 Ω ~	695,000	121,625

		564,882

Costa Rica - 0.3%

Banco Nacional de Costa Rica 6.250% due 11/01/23 ~	200,000	196,500
Instituto Costarricense de Electricidad 6.375% due 05/15/43 ~	200,000	149,000

		345,500

Dominican Republic - 0.4%

Aeropuertos Dominicanos Siglo XXI SA 9.750% due 11/13/19 ~	400,000	424,000

Ecuador - 1.5%

EP PetroEcuador 6.258% due 09/24/19 § ~	1,905,491	1,662,541

Georgia - 0.2%

Georgian Railway JSC 7.750% due 07/11/22 ~	200,000	213,500

Guatemala - 0.3%

Cementos Progreso Trust 7.125% due 11/06/23 ~	310,000	329,375

Hong Kong - 0.1%

Industrial & Commercial Bank of China Asia Ltd 5.125% due 11/30/20 ~	100,000	108,836

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120 and B-121

PACIFIC FUNDS

PF EMERGING MARKETS DEBT FUND

Schedule of Investments (Continued)

March 31, 2016

	Principal Amount	Value
India - 0.2%

Export-Import Bank of India 4.000% due 08/07/17 ~	$200,000	$204,946

Indonesia - 0.8%

Golden Legacy PTE Ltd 9.000% due 04/24/19 ~	200,000	196,800
Majapahit Holding BV
7.750% due 01/20/20 ~	100,000	114,500
8.000% due 08/07/19 ~	100,000	114,380
P.T. Pertamina Persero 6.000% due 05/03/42 ~	200,000	183,563
P.T. Perusahaan Listrik Negara 5.500% due 11/22/21 ~	200,000	216,260

		825,503

Jamaica - 1.6%

Digicel Group Ltd
7.125% due 04/01/22 ~	285,000	222,984
8.250% due 09/30/20 ~	1,320,000	1,138,500
Digicel Ltd 6.000% due 04/15/21 ~	395,000	355,500

		1,716,984

Kazakhstan - 4.1%

Development Bank of Kazakhstan JSC 4.125% due 12/10/22 ~	220,000	197,175
Halyk Savings Bank of Kazakhstan JSC 7.250% due 01/28/21 ~	200,000	202,000
Kazakhstan Temir Zholy Finance BV 6.950% due 07/10/42 ~	300,000	265,875
Kazkommertsbank JSC
5.500% due 12/21/22 ~	672,474	454,902
6.875% due 02/13/17	EUR 450,000	503,505
7.500% due 11/29/16 ~	$500,000	497,500
8.500% due 05/11/18 ~	490,000	453,250
KazMunayGas National Co JSC
5.750% due 04/30/43 ~	203,000	173,037
6.375% due 04/09/21 ~	200,000	206,212
7.000% due 05/05/20 ~	400,000	421,600
9.125% due 07/02/18 ~	230,000	251,674
Zhaikmunai LLP
6.375% due 02/14/19 ~	400,000	319,000
7.125% due 11/13/19 ~	600,000	477,000

		4,422,730

Luxembourg - 0.4%

Millicom International Cellular SA
6.000% due 03/15/25 ~	200,000	186,250
6.625% due 10/15/21 ~	275,000	278,094

		464,344

Malaysia - 0.5%

Axiata SPV1 Labuan Ltd 5.375% due 04/28/20 ~	100,000	110,624
Petronas Capital Ltd 5.250% due 08/12/19 ~	100,000	110,111
Wakala Global Sukuk Bhd 4.646% due 07/06/21 ~	250,000	277,675

		498,410

Mexico - 3.0%

CEMEX Espana SA 9.875% due 04/30/19 ~	250,000	264,000
Cemex Finance LLC 9.375% due 10/12/22 ~	490,000	541,450

	Principal Amount	Value
Cemex SAB de CV
6.500% due 12/10/19 ~	$325,000	$335,156
7.250% due 01/15/21 ~	200,000	208,500
7.750% due 04/16/26 ~	200,000	205,960
Comision Federal de Electricidad
4.875% due 01/15/24 ~	200,000	206,500
5.750% due 02/14/42 ~	200,000	194,000
Elementia SAB de CV 5.500% due 01/15/25 ~	315,000	312,244
Petroleos Mexicanos
5.500% due 06/27/44	151,000	126,221
5.625% due 01/23/46	275,000	232,141
6.000% due 03/05/20	85,000	90,100
6.500% due 06/02/41	160,000	151,440
6.875% due 08/04/26 ~	295,000	320,075
7.190% due 09/12/24 ~	MXN 1,750,000	88,030

		3,275,817

Netherlands - 0.0%

New World Resources NV 8.000% PIK due 04/07/20 ~	EUR 148,304	7,594

Nigeria - 0.7%

Access Bank PLC 9.250% due 06/24/21 § ~	$200,000	167,900
First Bank of Nigeria Ltd
8.000% due 07/23/21 § ~	370,000	282,502
8.250% due 08/07/20 § ~	280,000	232,493
Sea Trucks Group Ltd 9.000% due 03/26/18 ~	321,750	104,569

		787,464

Oman - 0.2%

National Bank of Oman SAOG 7.875% due 12/29/49 § ~	200,000	204,250

Peru - 0.5%

Cementos Pacasmayo SAA 4.500% due 02/08/23 ~	250,000	244,250
InRetail Shopping Malls 6.500% due 07/09/21 ~	250,000	256,250

		500,500

Philippines - 0.5%

Development Bank of the Philippines 5.500% due 03/25/21 ~	200,000	225,323
Power Sector Assets & Liabilities Management Corp 7.390% due 12/02/24 ~	230,000	306,566

		531,889

Russia - 4.6%

Alfa Bank AO 7.500% due 09/26/19 ~	200,000	209,034
Credit Bank of Moscow
7.700% due 02/01/18 ~	200,000	208,510
8.700% due 11/13/18 ~	205,000	200,687
Gazprom Neft OAO 4.375% due 09/19/22 ~	400,000	369,808
Gazprom OAO
8.625% due 04/28/34 ~	95,000	112,399
9.250% due 04/23/19 ~	60,000	68,209
Mobile Telesystems OJSC 8.625% due 06/22/20 ~	230,000	262,766
Sberbank of Russia
5.250% due 05/23/23 ~	330,000	298,320
5.500% due 02/26/24 § ~	200,000	182,612
Sibur Securities Ltd 3.914% due 01/31/18 ~	410,000	409,500

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120 and B-121

PACIFIC FUNDS

PF EMERGING MARKETS DEBT FUND

Schedule of Investments (Continued)

March 31, 2016

	Principal Amount	Value
Sistema JSFC 6.950% due 05/17/19 ~	$405,000	$423,695
TMK OAO 6.750% due 04/03/20 ~	485,000	480,150
Vimpel Communications 7.748% due 02/02/21 ~	200,000	214,772
VimpelCom Holdings BV
5.200% due 02/13/19 ~	260,000	262,652
7.504% due 03/01/22 ~	350,000	369,688
Vnesheconombank
5.450% due 11/22/17 ~	100,000	101,748
5.942% due 11/21/23 ~	220,000	214,763
6.025% due 07/05/22 ~	200,000	196,500
6.800% due 11/22/25 ~	240,000	241,860
6.902% due 07/09/20 ~	120,000	124,199

		4,951,872

Singapore - 0.2%

Puma International Financing SA 6.750% due 02/01/21 ~	200,000	192,360

South Africa - 0.6%

Eskom Holdings SOC Ltd
5.750% due 01/26/21 ~	356,000	329,188
6.750% due 08/06/23 ~	200,000	185,500
7.125% due 02/11/25 ~	200,000	185,671

		700,359

Ukraine - 0.5%

MHP SA 8.250% due 04/02/20 ~	440,000	387,200
Ukreximbank 9.750% due 01/22/25 ~	240,000	205,800

		593,000

United Arab Emirates - 0.6%

Dubai DOF Sukuk Ltd 6.450% due 05/02/22 ~	50,000	58,069
Dubai Holding Commercial Operations MTN Ltd 6.000% due 02/01/17	GBP 250,000	365,912
Emirates Airline 4.500% due 02/06/25 ~	$85,714	87,188
Topaz Marine SA 8.625% due 11/01/18 ~	200,000	183,000

		694,169

United Kingdom - 0.1%

ICBC Standard Bank PLC 8.125% due 12/02/19 ~	100,000	109,875

United States - 0.2%

Sable International Finance Ltd 6.875% due 08/01/22 ~	200,000	201,000

Venezuela - 3.8%

Petroleos de Venezuela SA
5.125% due 10/28/16	957,361	749,135
5.250% due 04/12/17 ~	1,324,000	675,902
5.375% due 04/12/27 ~	146,000	46,705
8.500% due 11/02/17 ~	4,262,287	2,269,668
9.000% due 11/17/21 ~	329,354	123,508
9.750% due 05/17/35 ~	431,278	165,503
12.750% due 02/17/22 ~	159,000	73,220

		4,103,641

Total Corporate Bonds & Notes (Cost $41,090,208)		38,313,131

	Principal Amount	Value
CONVERTIBLE CORPORATE BONDS & NOTES - 0.0%

Netherlands - 0.0%

New World Resources NV 4.000% PIK due 10/07/20 ~	EUR 121,873	$700

Total Convertible Corporate Bonds & Notes (Cost $77,606)		700

SENIOR LOAN NOTES - 0.9%

United Arab Emirates - 0.9%

Dubai Drydocks LLC 4.631% due 10/18/17 §	$134,269	106,073
Term A 0.100% due 10/18/27 §	287,369	56,037
Dubai World Facility B1 2.000% PIK due 09/30/18 §	1,089,430	842,129

		1,004,239

Total Senior Loan Notes (Cost $1,116,866)		1,004,239

FOREIGN GOVERNMENT BONDS & NOTES - 57.5%

Angola - 0.2%

Angolan Government 9.500% due 11/12/25 ~	200,000	182,750

Argentina - 0.5%

Argentine Republic Government
2.500% due 12/31/38 Ω	652,217	437,312
8.280% due 12/31/33 Ω	117,570	139,317
8.750% due 06/02/17 Ω	18,777	22,298

		598,927

Azerbaijan - 0.2%

Republic of Azerbaijan 4.750% due 03/18/24 ~	200,000	191,000

Belarus - 0.7%

Belarus International 8.950% due 01/26/18 ~	680,000	712,300

Brazil - 7.8%

Banco Nacional de Desenvolvimento Economico e Social 6.500% due 06/10/19 ~	170,000	176,120
Brazil Letras do Tesouro Nacional
13.491% due 07/01/18 §	BRL 6,639,000	1,389,592
13.585% due 01/01/18 §	11,081,000	2,465,534
13.789% due 01/01/19 §	7,797,000	1,520,392
Brazil Notas do Tesouro Nacional ‘F’
10.000% due 01/01/21	28,000	6,876
10.000% due 01/01/23	1,065,000	251,344
10.000% due 01/01/25	5,817,000	1,329,145
Brazilian Government
2.625% due 01/05/23	$200,000	172,000
4.250% due 01/07/25	175,000	160,781
4.875% due 01/22/21	100,000	101,250
5.000% due 01/27/45	341,000	274,505
5.625% due 01/07/41	119,000	103,233
5.875% due 01/15/19	90,000	97,425
7.125% due 01/20/37	157,000	159,355
8.250% due 01/20/34	121,000	135,823
8.875% due 04/15/24	60,000	72,150

		8,415,525

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120 and B-121

PACIFIC FUNDS

PF EMERGING MARKETS DEBT FUND

Schedule of Investments (Continued)

March 31, 2016

	Principal Amount	Value
Chile - 0.1%

Chile Government 6.000% due 01/01/20 ~	CLP 60,000,000	$95,476

Colombia - 4.2%

Colombia Government
4.000% due 02/26/24	$200,000	201,500
5.000% due 06/15/45	262,000	244,970
5.625% due 02/26/44	250,000	250,000
6.125% due 01/18/41	530,000	559,150
7.375% due 09/18/37	220,000	261,250
8.125% due 05/21/24	230,000	287,615
11.750% due 02/25/20	257,000	338,855
Colombian TES 6.000% due 04/28/28	COP 1,625,300,000	450,104
7.250% due 06/15/16	3,256,000,000	1,088,790
7.500% due 08/26/26	1,113,100,000	355,582
10.000% due 07/24/24	1,503,100,000	563,197

		4,601,013

Costa Rica - 0.3%

Costa Rica Government
4.250% due 01/26/23 ~	$200,000	183,500
4.375% due 04/30/25 ~	90,000	79,200
5.625% due 04/30/43 ~	90,000	69,525

		332,225

Croatia - 1.4%

Croatia Government
6.000% due 01/26/24 ~	510,000	556,632
6.250% due 04/27/17 ~	200,000	208,085
6.375% due 03/24/21 ~	240,000	262,695
6.625% due 07/14/20 ~	260,000	286,139
6.750% due 11/05/19 ~	200,000	219,839

		1,533,390

Dominican Republic - 1.9%

Dominican Republic
5.500% due 01/27/25 ~	330,000	331,650
5.875% due 04/18/24 ~	360,000	369,900
6.600% due 01/28/24 ~	200,000	213,500
6.850% due 01/27/45 ~	340,000	338,300
6.875% due 01/29/26 ~	240,000	255,600
7.450% due 04/30/44 ~	230,000	242,650
7.500% due 05/06/21 ~	270,000	294,975

		2,046,575

Ecuador - 2.4%

Ecuador Government 7.950% due 06/20/24 ~	828,000	691,380
10.500% due 03/24/20 ~	2,108,000	1,907,740

		2,599,120

Egypt - 0.1%

Egypt Government 6.875% due 04/30/40 ~	100,000	85,500

El Salvador - 0.5%

El Salvador Government
5.875% due 01/30/25 ~	135,000	117,113
6.375% due 01/18/27 ~	60,000	52,200
7.375% due 12/01/19 ~	100,000	100,250
7.650% due 06/15/35 ~	165,000	145,200
8.250% due 04/10/32 ~	105,000	100,013

		514,776

	Principal Amount	Value
Ethiopia - 0.3%

Ethiopia International 6.625% due 12/11/24 ~	$310,000	$286,363

Gabon - 0.6%

Gabon Government 6.375% due 12/12/24 ~	800,000	668,000

Georgia - 0.2%

Georgia Government 6.875% due 04/12/21 ~	200,000	216,523

Guatemala - 0.2%

Guatemala Government 4.875% due 02/13/28 ~	200,000	203,000

Hungary - 2.7%

Hungary Government
4.125% due 02/19/18	324,000	336,150
5.375% due 02/21/23	480,000	532,972
5.375% due 03/25/24	254,000	285,022
5.500% due 06/24/25	HUF 73,580,000	326,243
5.750% due 11/22/23	$460,000	524,975
6.250% due 01/29/20	306,000	340,959
7.625% due 03/29/41	416,000	590,678

		2,936,999

Indonesia - 2.8%

Indonesia Government 4.875% due 05/05/21 ~	200,000	215,711
5.875% due 03/13/20 ~	100,000	111,469
5.950% due 01/08/46 ~	200,000	221,900
6.875% due 01/17/18 ~	215,000	233,629
7.750% due 01/17/38 ~	100,000	129,117
11.625% due 03/04/19 ~	220,000	276,452
Indonesia Treasury 5.625% due 05/15/23	IDR 1,700,000,000	113,353
6.625% due 05/15/33	711,000,000	45,654
7.000% due 05/15/27	536,000,000	37,656
8.250% due 05/15/36	2,206,000,000	167,993
8.375% due 09/15/26	749,000,000	59,092
8.750% due 05/15/31	8,692,000,000	689,781
9.000% due 03/15/29	749,000,000	59,940
Perusahaan Penerbit SBSN Indonesia III 4.325% due 05/28/25 ~	$200,000	199,500
4.550% due 03/29/26 ~	200,000	200,500
6.125% due 03/15/19 ~	200,000	220,000

		2,981,747

Iraq - 0.2%

Iraq International 5.800% due 01/15/28 ~	280,000	193,886

Ivory Coast - 1.8%

Ivory Coast Government 5.375% due 07/23/24 ~	390,000	359,775
5.750% due 12/31/32 § ~	1,747,000	1,620,343

		1,980,118

Jamaica - 0.2%

Jamaica Government 7.875% due 07/28/45	200,000	203,500

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120 and B-121

PACIFIC FUNDS

PF EMERGING MARKETS DEBT FUND

Schedule of Investments (Continued)

March 31, 2016

	Principal Amount	Value
Kazakhstan - 1.1%

KazAgro National Management Holding JSC 4.625% due 05/24/23 ~	$200,000	$167,500
Kazakhstan Government 4.875% due 10/14/44 ~	200,000	176,334
5.125% due 07/21/25 ~	430,000	444,298
6.500% due 07/21/45 ~	430,000	447,916

		1,236,048

Kenya - 0.2%

Kenya Government 6.875% due 06/24/24 ~	200,000	189,500

Lebanon - 1.3%

Lebanon Government 5.150% due 11/12/18 ~	70,000	69,892
5.450% due 11/28/19 ~	130,000	128,357
6.000% due 01/27/23 ~	100,000	97,952
6.100% due 10/04/22 ~	305,000	299,083
6.375% due 03/09/20	219,000	221,729
6.600% due 11/27/26 ~	285,000	280,725
8.250% due 04/12/21 ~	279,000	303,596

		1,401,334

Lithuania - 0.9%

Lithuania Government
6.125% due 03/09/21 ~	310,000	360,213
6.625% due 02/01/22 ~	200,000	241,948
7.375% due 02/11/20 ~	280,000	331,992

		934,153

Malaysia - 0.3%

Malaysia Government
3.480% due 03/15/23	MYR 27,000	6,803
4.181% due 07/15/24	372,000	97,413
4.254% due 05/31/35	33,000	8,224
4.392% due 04/15/26	55,000	14,503
4.498% due 04/15/30	580,000	153,630
4.736% due 03/15/46	67,000	17,258

		297,831

Mexico - 3.3%

Mexican Bonos 6.500% due 06/10/21	MXN 6,840,000	416,217
7.500% due 06/03/27	5,020,000	323,055
8.000% due 12/07/23	9,300,000	613,212
10.000% due 12/05/24	5,400,000	401,858
Mexican Udibonos 4.000% due 06/13/19 ^	4,355,754	267,144
Mexico Government 4.000% due 03/15/15	EUR 419,000	416,124
4.600% due 01/23/46	$533,000	521,674
4.750% due 03/08/44	218,000	218,000
5.550% due 01/21/45	127,000	141,129
5.750% due 10/12/10	160,000	162,800
6.050% due 01/11/40	92,000	108,215

		3,589,428

Morocco - 0.5%

Morocco Government
4.250% due 12/11/22 ~	300,000	307,238
5.500% due 12/11/42 ~	200,000	208,500

		515,738

Namibia - 0.2%

Namibia International 5.250% due 10/29/25 ~	200,000	194,000

	Principal Amount	Value
Pakistan - 1.3%

Pakistan Government 6.750% due 12/03/19 ~	$350,000	$366,850
6.875% due 06/01/17 ~	250,000	258,891
7.250% due 04/15/19 ~	380,000	400,796
8.250% due 04/15/24 ~	200,000	213,422
8.250% due 09/30/25 ~	200,000	213,657

		1,453,616

Panama - 0.8%

Panama Government 4.000% due 09/22/24	200,000	211,000
4.300% due 04/29/53	240,000	225,600
6.700% due 01/26/36	160,000	204,800
8.875% due 09/30/27	90,000	129,375
9.375% due 04/01/29	80,000	119,600

		890,375

Paraguay - 0.2%

Republic of Paraguay 4.625% due 01/25/23 ~	200,000	203,000

Peru - 1.5%

Peruvian Government 5.625% due 11/18/50	269,000	303,298
5.700% due 08/12/24 ~	PEN 592,000	167,844
6.950% due 08/12/31 ~	53,000	15,592
7.350% due 07/21/25	$408,000	537,540
8.200% due 08/12/26 ~	PEN 273,000	89,903
8.750% due 11/21/33	$347,000	513,560

		1,627,737

Philippines - 1.9%

Philippine Government 3.900% due 11/26/22	PHP 10,000,000	214,564
4.000% due 01/15/21	$380,000	418,150
4.950% due 01/15/21	PHP 5,000,000	113,625
6.375% due 10/23/34	$127,000	179,547
7.750% due 01/14/31	290,000	441,666
9.500% due 02/02/30	292,000	494,358
10.625% due 03/16/25	120,000	197,105

		2,059,015

Poland - 0.9%

Poland Government 2.500% due 07/25/26	PLN 461,000	120,077
3.000% due 03/17/23	$58,000	58,258
3.250% due 07/25/25	PLN 1,351,000	377,909
4.000% due 10/25/23	1,023,000	302,154
5.000% due 03/23/22	$124,000	138,706

		997,104

Romania - 1.2%

Romanian Government 4.375% due 08/22/23 ~	554,000	590,151
6.125% due 01/22/44 ~	38,000	46,491
6.750% due 02/07/22 ~	592,000	702,512

		1,339,154

Russia - 0.0%

Russian Foreign 7.500% due 03/31/30 § ~	3,476	4,254

Senegal - 0.2%

Senegal Government 8.750% due 05/13/21 ~	200,000	216,500

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120 and B-121

PACIFIC FUNDS

PF EMERGING MARKETS DEBT FUND

Schedule of Investments (Continued)

March 31, 2016

	Principal Amount	Value
Serbia - 0.4%

Serbia Government
4.875% due 02/25/20 ~	$200,000	$203,532
5.875% due 12/03/18 ~	200,000	209,538

		413,070

South Africa - 3.7%

South Africa Government
5.500% due 03/09/20	290,000	307,777
5.875% due 05/30/22	300,000	326,063
6.250% due 03/31/36	ZAR 1,600,000	75,617
6.875% due 05/27/19	$346,000	380,776
7.000% due 02/28/31	ZAR 12,440,000	672,671
7.750% due 02/28/23	7,130,000	453,391
8.000% due 01/31/30	3,460,000	207,414
8.250% due 03/31/32	4,910,000	294,874
8.500% due 01/31/37	4,030,000	241,575
8.750% due 01/31/44	5,320,000	321,631
8.750% due 02/28/48	8,410,000	506,591
10.500% due 12/21/26	3,460,000	256,291

		4,044,671

Thailand - 0.4%

Thailand Government
1.250% due 03/12/28 ^ ~	THB 3,726,930	101,767
3.400% due 06/17/36	5,350,000	182,498
4.675% due 06/29/44	4,746,000	186,556

		470,821

Turkey - 2.5%

Turkey Government
3.000% due 02/23/22 ^	TRY 974,544	354,153
3.250% due 03/23/23	$200,000	188,952
5.625% due 03/30/21	100,000	108,136
5.750% due 03/22/24	200,000	217,335
6.750% due 04/03/18	250,000	269,708
6.750% due 05/30/40	110,000	129,324
6.875% due 03/17/36	45,000	53,230
7.000% due 03/11/19	100,000	110,888
7.000% due 06/05/20	60,000	68,044
7.375% due 02/05/25	190,000	228,190
7.500% due 07/14/17	220,000	235,091
7.500% due 11/07/19	100,000	114,257
9.400% due 07/08/20	TRY 1,230,000	434,546
10.400% due 03/20/24	440,000	162,318

		2,674,172

Ukraine - 1.0%

Ukraine Government
3.030% due 05/31/40 § ~	$208,000	68,817
7.750% due 09/01/20 ~	803,000	755,021
7.750% due 09/01/21 ~	114,000	106,082
7.750% due 09/01/22 ~	114,000	104,880
7.750% due 09/01/23 ~	114,000	103,694

		1,138,494

Uruguay - 1.2%

Uruguay Government
3.700% due 06/26/37 ^	UYU 3,940,022	101,264
4.125% due 11/20/45	$128,548	110,551
4.250% due 04/05/27 ^	UYU 4,905,360	144,140
4.500% due 08/14/24	$279,235	297,385
5.100% due 06/18/50	145,000	135,213
7.625% due 03/21/36	152,000	194,560
7.875% due 01/15/33	218,000	280,130

		1,263,243

Venezuela - 2.0%

Venezuela Government
6.000% due 12/09/20 ~	162,000	55,080
7.650% due 04/21/25 ~	135,000	45,563

	Principal Amount	Value
7.750% due 10/13/19 ~	$270,000	$102,600
8.250% due 10/13/24 ~	612,000	211,140
9.000% due 05/07/23 ~	236,000	83,780
9.250% due 09/15/27	252,000	102,060
9.250% due 05/07/28 ~	259,000	92,593
11.750% due 10/21/26 ~	1,558,900	619,663
11.950% due 08/05/31 ~	1,943,200	777,280
12.750% due 08/23/22 ~	271,000	117,885

		2,207,644

Vietnam - 0.6%

Vietnam Government
4.800% due 11/19/24 ~	307,000	308,517
6.750% due 01/29/20 ~	280,000	311,677

		620,194

Zambia - 0.6%

Zambia Government
8.500% due 04/14/24 ~	200,000	166,500
8.970% due 07/30/27 ~	560,000	464,784

		631,284

Total Foreign Government Bonds & Notes (Cost $64,285,932)		62,191,093

SHORT-TERM INVESTMENTS - 1.5%

Foreign Government Issues - 0.4%

Letras del Banco Central (Argentina)
32.829% due 07/06/16	ARS 1,482,357	93,819
33.116% due 10/12/16	630,001	36,912
34.468% due 10/05/16	857,324	50,245
34.924% due 08/10/16	857,324	52,510
35.244% due 08/17/16	592,943	36,077
38.560% due 06/15/16	1,713,540	109,269

		378,832

	Shares
Money Market Fund - 1.1%

BlackRock Liquidity Funds T-Fund Portfolio	1,186,955	1,186,955

Total Short-Term Investments (Cost $1,562,094)		1,565,787

TOTAL INVESTMENTS - 95.3% (Cost $108,132,706)		103,074,950

OTHER ASSETS & LIABILITIES, NET - 4.7%		5,086,333

NET ASSETS - 100.0%		$108,161,283

Notes to Schedule of Investments

(a)	As of March 31, 2016, the Fund’s composition as a percentage of net assets was as follows:

Foreign Government Bonds & Notes	57.5%
Corporate Bonds & Notes	35.4%
Others (each less than 3.0%)	2.4%

95.3%
Other Assets & Liabilities, Net	4.7%

100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120 and B-121

PACIFIC FUNDS

PF EMERGING MARKETS DEBT FUND

Schedule of Investments (Continued)

March 31, 2016

(b)	As of March 31, 2016, the Fund’s composition by country of risk as a percentage of net assets as follows:

Brazil	11.6%
Mexico	6.3%
Venezuela	5.8%
Kazakhstan	5.2%
Colombia	4.7%
Russia	4.6%
South Africa	4.3%
Ecuador	3.9%
Indonesia	3.6%
China	3.0%
Others (each less than 3.0%)	42.3%

95.3%
Other Assets & Liabilities, Net	4.7%

100.0%

(c)	Investments with a total aggregate value of $1,005,802 or 0.9% of the Fund’s net assets were in default as of March 31, 2016.

(d)	Forward foreign currency contracts outstanding as of March 31, 2016 were as follows:

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
ARS	2,129,400	USD	130,000	05/16	BNP	$9,996
BRL	2,780,323	USD	772,312	04/16	BNP	81
BRL	773,582	USD	205,792	04/16	DUB	9,114
BRL	2,052,497	USD	508,673	04/16	GSC	61,524
BRL	1,278,915	USD	346,261	04/16	MER	9,030
CLP	350,509,500	USD	485,000	04/16	BNP	36,864
CNH	16,770,585	USD	2,542,046	05/16	BNP	47,273
CNH	519,920	USD	78,919	09/16	BNP	827
CNH	9,316,916	USD	1,379,469	09/16	HSB	49,964
CNH	5,648,050	USD	841,201	10/16	BNP	24,098
CNH	4,321,800	USD	650,050	01/17	HSB	8,087
CNH	12,427,231	USD	1,950,616	03/17	HSB	(65,837)
CNY	17,164,752	USD	2,640,000	04/16	ANZ	11,992
COP	1,764,940,000	USD	540,000	04/16	DUB	47,741
CZK	31,771,018	USD	1,300,021	04/16	BNP	37,553
HUF	462,493,329	USD	1,591,567	04/16	ING	84,008
IDR	6,610,000,000	USD	500,000	04/16	ANZ	(3,751)
IDR	12,088,934,245	USD	882,404	04/16	HSB	25,178
ILS	1,393,639	USD	350,963	04/16	HSB	20,222
INR	136,004,086	USD	1,947,952	05/16	MER	82,490
KRW	2,882,690,793	USD	2,365,576	05/16	ANZ	150,959
MXN	9,145,339	USD	519,967	04/16	BRC	7,957
MXN	29,770,488	USD	1,582,763	04/16	CIT	135,769
MXN	14,076,349	USD	756,130	04/16	DUB	56,441
MXN	36,451,442	USD	1,956,704	04/16	HSB	147,492
MXN	21,988,079	USD	1,200,000	04/16	JPM	69,284
MXN	8,327,537	USD	455,000	04/16	MER	25,716
MYR	1,267,913	USD	285,791	04/16	GSC	38,439
MYR	6,881,900	USD	1,549,280	04/16	UBS	210,555
MYR	1,149,734	USD	271,869	05/16	CIT	21,359
MYR	1,310,400	USD	308,693	05/16	DUB	25,512
MYR	3,145,730	USD	771,163	06/16	UBS	29,317
PEN	1,288,845	USD	366,462	04/16	BNP	20,629
PHP	4,409,666	USD	94,375	06/16	BNP	923
PLN	3,733,966	USD	901,541	04/16	JPM	98,731
PLN	5,195,708	USD	1,285,060	04/16	MER	106,791
PLN	507,199	USD	126,750	04/16	MSC	9,121
PLN	3,347,191	USD	842,145	05/16	DUB	54,120
PLN	1,487,582	USD	387,826	06/16	CIT	10,494
PLN	1,487,582	USD	389,889	06/16	DUB	8,431
RON	1,373,620	USD	327,833	04/16	CIT	22,087
RON	1,683,746	USD	415,863	05/16	HSB	13,179
RON	1,481,382	USD	371,097	06/16	DUB	6,492
RUB	149,309,784	USD	1,846,979	04/16	DUB	356,132
RUB	845,660	USD	11,893	04/16	JPM	585
RUB	54,903,356	USD	701,887	05/16	MER	101,981
RUB	54,456,028	USD	784,839	06/16	BRC	6,731

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120 and B-121

PACIFIC FUNDS

PF EMERGING MARKETS DEBT FUND

Schedule of Investments (Continued)

March 31, 2016

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
SGD	2,801,826	USD	1,997,879	05/16	BRC	$80,195
THB	106,721,738	USD	2,978,974	05/16	BNP	50,140
THB	3,327,011	USD	92,893	05/16	CIT	1,538
TRY	2,448,368	USD	792,096	04/16	BNP	69,459
TRY	2,022,620	USD	688,821	05/16	HSB	17,039
TWD	46,956,645	USD	1,452,642	05/16	MER	7,271
USD	3,561	ARS	54,415	05/16	BNP	(16)
USD	114,405	ARS	1,720,890	05/16	BNP	1,266
USD	3,602	ARS	55,970	07/16	BNP	69
USD	1,022,555	BRL	4,104,994	04/16	CIT	(117,841)
USD	475,000	BRL	1,730,925	04/16	CSF	(5,863)
USD	480,000	BRL	1,764,240	04/16	HSB	(10,118)
USD	386,246	BRL	1,400,914	04/16	MER	(2,938)
USD	206,150	BRL	752,448	05/16	DUB	(1,224)
USD	508,673	BRL	2,212,729	01/17	GSC	(61,028)
USD	346,261	BRL	1,376,907	01/17	MER	(8,245)
USD	772,312	BRL	3,042,137	03/17	BNP	373
USD	186,637	CLP	136,973,075	04/16	CSF	(17,298)
USD	2,490,000	CNH	16,770,585	05/16	BNP	(99,319)
USD	79,141	CNH	519,920	09/16	BNP	(605)
USD	1,414,483	CNH	9,316,916	09/16	HSB	(14,714)
USD	860,000	CNH	5,648,050	10/16	BNP	(5,298)
USD	630,000	CNH	4,321,800	01/17	HSB	(28,136)
USD	1,963,192	CNH	12,427,231	03/17	HSB	78,413
USD	510,879	COP	1,745,672,254	04/16	CIT	(70,446)
USD	499,878	CZK	12,281,278	04/16	BNP	(17,169)
USD	884,202	EUR	796,828	04/16	UBS	(22,918)
USD	149,756	GBP	105,192	04/16	BNP	(1,333)
USD	72,163	GBP	51,202	04/16	CIT	(1,380)
USD	621,800	MXN	10,945,110	04/16	CIT	(10,018)
USD	440,000	MXN	8,461,860	04/16	DUB	(48,469)
USD	1,148,850	MXN	20,941,727	04/16	HSB	(60,033)
USD	1,445,000	MXN	26,938,046	04/16	JPM	(110,026)
USD	122,020	PLN	455,722	04/16	MER	(61)
USD	54,690	TRY	170,189	04/16	BNP	(5,198)
USD	50,000	TRY	150,450	04/16	HSB	(2,942)
USD	271,285	ZAR	4,167,912	04/16	BNP	(9,419)
USD	145,351	ZAR	2,442,435	04/16	CIT	(19,144)
USD	421,929	ZAR	6,476,942	04/16	MER	(14,285)
ZAR	3,963,460	USD	254,025	04/16	HSB	12,909
ZAR	9,590,782	USD	625,601	04/16	JPM	20,326
ZAR	2,051,683	USD	129,343	04/16	MER	8,836
ZAR	983,874	USD	62,468	04/16	MSC	3,795

Total Forward Foreign Currency Contracts						$1,817,826

(e)	Swap agreements outstanding as of March 31, 2016 were as follows:

Cross Currency Swaps – Receive Floating Rate

Notional Amount On Fixed Rate (Currency Received)	Notional Amount On Floating Rate (Currency Delivered)	Floating Rate Index	Counter- party	Fixed Rate	Expiration Date	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
EUR 80,000	$87,280	3-Month USD-LIBOR	HSB	1.078%	06/05/45	($16,238)	$366	($16,604)

Interest Rate Swaps – Pay Floating Rate

Floating Rate Index	Counter- party	Fixed Rate	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Brazil CETIP Interbank	BNP	15.579%	01/02/18	BRL 7,240,984	$50,431	$—	$50,431
Brazil CETIP Interbank	BNP	15.800%	01/02/18	2,034,685	15,486	—	15,486
3-Month MYR-KLIBOR	HSB	3.555%	03/18/18	MYR 11,073,000	(1,572)	—	(1,572)
3-Month MYR-KLIBOR	HSB	3.560%	03/22/18	4,751,400	(530)	—	(530)
3-Month MYR-KLIBOR	HSB	3.575%	03/23/18	6,318,600	(233)	—	(233)
Brazil CETIP Interbank	HSB	13.850%	01/02/19	BRL 7,327,101	1,422	—	1,422
Brazil CETIP Interbank	HSB	15.420%	01/02/19	3,696,329	28,544	—	28,544
Brazil CETIP Interbank	HSB	15.715%	01/04/21	1,721,567	20,297	—	20,297

					$113,845	$—	$113,845

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120 and B-121

PACIFIC FUNDS

PF EMERGING MARKETS DEBT FUND

Schedule of Investments (Continued)

March 31, 2016

Interest Rate Swaps – Receive Floating Rate

Floating Rate Index	Counter- party	Fixed Rate	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Brazil CETIP Interbank	BNP	14.625%	01/02/18	BRL 5,039,096	($16,560)	$—	($16,560)

					$97,285	$—	$97,285

Total Return Swaps

Receive Total Return	Counter- party	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Indonesia Treasury 12.800% due 06/15/21	SCB	06/15/21	IDR 1,056,000,000	$99,804	$110,760	($10,956)
Indonesia Treasury 8.375% due 03/15/24	ANZ	03/15/24	554,000,000	43,575	48,161	(4,586)
Indonesia Treasury 8.375% due 03/15/24	SCB	03/15/24	989,000,000	77,791	85,977	(8,186)
Indonesia Treasury 11.000% due 09/15/25	SCB	09/15/25	800,000,000	72,778	94,370	(21,592)
Indonesia Treasury 8.375% due 09/15/26	SCB	09/15/26	814,000,000	64,458	48,613	15,845
Indonesia Treasury 7.000% due 05/15/27	SCB	05/15/27	100,000,000	7,225	3,496	3,729
Indonesia Treasury 9.000% due 03/15/29	ANZ	03/15/29	2,800,000,000	224,952	216,429	8,523
Indonesia Treasury 10.500% due 08/15/30	SCB	08/15/30	1,500,000,000	136,011	57,162	78,849
Indonesia Treasury 6.625% due 05/15/33	SCB	05/15/33	270,000,000	17,848	7,761	10,087
Indonesia Treasury 8.375% due 03/15/34	ANZ	03/15/34	2,600,000,000	199,773	240,933	(41,160)
Indonesia Treasury 8.375% due 03/15/34	HSB	03/15/34	584,000,000	44,872	176,769	(131,897)
Indonesia Treasury 8.375% due 03/15/34	SCB	03/15/34	42,000,000	3,227	22,734	(19,507)
Indonesia Treasury 8.250% due 05/15/36	SCB	05/15/36	1,537,000,000	120,671	110,820	9,851

				$1,112,985	$1,223,985	($111,000)

Total Swap Agreements				$1,194,032	$1,224,351	($30,319)

(f)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2016:

		Total Value at March 31, 2016	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$38,313,131	$—	$38,313,131	$—
	Convertible Corporate Bonds & Notes	700	—	700	—
	Senior Loan Notes	1,004,239	—	842,129	162,110
	Foreign Government Bonds & Notes	62,191,093	—	62,191,093	—
	Short-Term Investments	1,565,787	1,186,955	378,832	—
	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	2,652,898	—	2,652,898	—
	Interest Rate Contracts
	Swaps	1,229,165	—	1,229,165	—

	Total Assets - Derivatives	3,882,063	—	3,882,063	—

	Total Assets	106,957,013	1,186,955	105,607,948	162,110

Liabilities	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(835,072)	—	(835,072)	—
	Swaps	(16,238)	—	(16,238)	—

	Total Foreign Currency Contracts	(851,310)	—	(851,310)	—

	Interest Rate Contracts
	Swaps	(18,895)	—	(18,895)	—

	Total Liabilities - Derivatives	(870,205)	—	(870,205)	—

	Total Liabilities	(870,205)	—	(870,205)	—

	Total	$106,086,808	$1,186,955	$104,737,743	$162,110

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120 and B-121

PACIFIC FUNDS

PF COMSTOCK FUND

Schedule of Investments

March 31, 2016

	Shares	Value
COMMON STOCKS - 94.2%

Consumer Discretionary - 14.9%

Carnival Corp	116,789	$6,162,956
CBS Corp ‘B’	19,488	1,073,594
Comcast Corp ‘A’	59,408	3,628,641
General Motors Co	120,177	3,777,163
Johnson Controls Inc	90,768	3,537,229
Kohl’s Corp	42,807	1,995,234
Mattel Inc	28,364	953,598
Target Corp	32,830	2,701,252
Time Warner Cable Inc	11,840	2,422,701
Time Warner Inc	13,565	984,141
Twenty-First Century Fox Inc ‘B’	85,936	2,423,395
Viacom Inc ‘B’	57,306	2,365,592

		32,025,496

Consumer Staples - 3.5%

CVS Health Corp	10,315	1,069,975
Mondelez International Inc ‘A’	19,926	799,431
The Coca-Cola Co	46,344	2,149,898
Unilever NV ‘NY’ (United Kingdom)	25,996	1,161,501
Wal-Mart Stores Inc	32,613	2,233,664

		7,414,469

Energy - 14.9%

BP PLC ADR (United Kingdom)	114,109	3,443,810
California Resources Corp l	—	1
Canadian Natural Resources Ltd (Canada)	61,631	1,667,062
Chevron Corp	35,918	3,426,577
Devon Energy Corp	87,115	2,390,436
Halliburton Co	52,076	1,860,155
Hess Corp	45,278	2,383,887
Noble Corp PLC (United Kingdom)	91,680	948,888
Occidental Petroleum Corp	28,283	1,935,406
QEP Resources Inc	104,799	1,478,714
Royal Dutch Shell PLC ‘A’ ADR (Netherlands)	86,837	4,207,253
Suncor Energy Inc (Canada)	172,655	4,801,536
Weatherford International PLC *	450,088	3,501,685

		32,045,410

Financials - 26.3%

Aflac Inc	43,524	2,748,105
Ally Financial Inc *	135,356	2,533,864
Bank of America Corp	426,620	5,767,902
Citigroup Inc	222,383	9,284,490
Citizens Financial Group Inc	76,320	1,598,904
Fifth Third Bancorp	157,991	2,636,870
JPMorgan Chase & Co	128,013	7,580,930
MetLife Inc	71,696	3,150,322
Morgan Stanley	109,813	2,746,423
State Street Corp	51,841	3,033,735
The Allstate Corp	44,922	3,026,395
The Bank of New York Mellon Corp	60,785	2,238,712
The Goldman Sachs Group Inc	12,152	1,907,621
The PNC Financial Services Group Inc	40,466	3,422,210
US Bancorp	20,982	851,659
Wells Fargo & Co	82,027	3,966,826

		56,494,968

Health Care - 10.0%

AbbVie Inc	31,727	1,812,246
Anthem Inc	17,055	2,370,474
Express Scripts Holding Co *	26,255	1,803,456
Medtronic PLC	21,585	1,618,875
Merck & Co Inc	67,563	3,574,758
Novartis AG (Switzerland)	34,042	2,463,005
Pfizer Inc	141,740	4,201,174
Roche Holding AG ADR (Switzerland)	56,550	1,731,844
Sanofi ADR (France)	47,559	1,909,969

		21,485,801

	Shares	Value
Industrials - 7.2%

Caterpillar Inc	49,035	$3,753,139
Emerson Electric Co	63,108	3,431,813
General Electric Co	133,669	4,249,337
Ingersoll-Rand PLC	22,301	1,382,885
Textron Inc	71,482	2,606,234

		15,423,408

Information Technology - 13.2%

Cisco Systems Inc	198,974	5,664,790
Citrix Systems Inc *	21,328	1,675,954
Corning Inc	15,672	327,388
eBay Inc *	120,847	2,883,409
HP Inc	92,956	1,145,218
Intel Corp	92,206	2,982,864
Microsoft Corp	64,786	3,578,131
NetApp Inc	126,757	3,459,198
PayPal Holdings Inc *	55,920	2,158,512
QUALCOMM Inc	4,149	212,180
Symantec Corp	142,824	2,625,105
Yahoo! Inc *	41,964	1,544,695

		28,257,444

Materials - 2.0%

Alcoa Inc	213,749	2,047,715
International Paper Co	57,260	2,349,950

		4,397,665

Telecommunication Services - 1.0%

Frontier Communications Corp	373,740	2,089,207

Utilities - 1.2%

FirstEnergy Corp	30,136	1,083,992
PG&E Corp	26,121	1,559,946

		2,643,938

Total Common Stocks (Cost $155,766,433)		202,277,806

SHORT-TERM INVESTMENT - 5.8%

Money Market Fund - 5.8%

BlackRock Liquidity Funds T-Fund Portfolio	12,593,876	12,593,876

Total Short-Term Investment (Cost $12,593,876)		12,593,876

TOTAL INVESTMENTS - 100.0% (Cost $168,360,309)		214,871,682

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(100,251)

NET ASSETS - 100.0%		$214,771,431

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120 and B-121

PACIFIC FUNDS

PF COMSTOCK FUND

Schedule of Investments (Continued)

March 31, 2016

Notes to Schedule of Investments

(a)	As of March 31, 2016, the Fund’s composition by sector as a percentage of net assets was as follows:

Financials	26.3%
Energy	14.9%
Consumer Discretionary	14.9%
Information Technology	13.2%
Health Care	10.0%
Industrials	7.2%
Short-Term Investment	5.8%
Consumer Staples	3.5%
Others (each less than 3.0%)	4.2%

	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

(b)	Forward foreign currency contracts outstanding as of March 31, 2016 were as follows:

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
USD	1,315,276	CAD	1,758,517	04/16	CIB	($38,758)
USD	1,315,651	CAD	1,758,499	04/16	DUB	(38,369)
USD	1,315,653	CAD	1,758,499	04/16	GSC	(38,367)
USD	1,315,002	CAD	1,758,499	04/16	RBC	(39,018)
USD	904,600	CHF	894,251	04/16	CIB	(26,035)
USD	904,234	CHF	894,251	04/16	DUB	(26,400)
USD	904,165	CHF	894,264	04/16	GSC	(26,483)
USD	904,278	CHF	894,250	04/16	RBC	(26,355)
USD	1,239,207	EUR	1,118,630	04/16	BRC	(34,257)
USD	1,240,495	EUR	1,118,629	04/16	CIB	(32,968)
USD	1,239,268	EUR	1,118,629	04/16	DUB	(34,195)
USD	1,240,291	EUR	1,118,638	04/16	GSC	(33,182)
USD	1,240,299	EUR	1,118,629	04/16	RBC	(33,164)
USD	722,588	GBP	513,329	04/16	CIB	(14,716)
USD	721,922	GBP	513,330	04/16	DUB	(15,383)
USD	722,436	GBP	513,329	04/16	GSC	(14,868)
USD	722,397	GBP	513,329	04/16	RBC	(14,907)

Total Forward Foreign Currency Contracts						($487,425)

(c)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2016:

		Total Value at March 31, 2016	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Consumer Discretionary	$32,025,496	$32,025,496	$—	$—
	Consumer Staples	7,414,469	7,414,469	—	—
	Energy	32,045,410	32,045,410	—	—
	Financials	56,494,968	56,494,968	—	—
	Health Care	21,485,801	19,022,796	2,463,005	—
	Industrials	15,423,408	15,423,408	—	—
	Information Technology	28,257,444	28,257,444	—	—
	Materials	4,397,665	4,397,665	—	—
	Telecommunication Services	2,089,207	2,089,207	—	—
	Utilities	2,643,938	2,643,938	—	—

	Total Common Stocks	202,277,806	199,814,801	2,463,005	—

	Short-Term Investment	12,593,876	12,593,876	—	—

	Total Assets	214,871,682	212,408,677	2,463,005	—

Liabilities	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(487,425)	—	(487,425)	—

	Total Liabilities	(487,425)	—	(487,425)	—

	Total	$214,384,257	$212,408,677	$1,975,580	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120 and B-121

PACIFIC FUNDS

PF GROWTH FUND

Schedule of Investments

March 31, 2016

	Shares	Value
COMMON STOCKS - 99.6%

Consumer Discretionary - 22.2%

Amazon.com Inc *	6,510	$3,864,596
Aramark	47,233	1,564,357
AutoZone Inc *	2,379	1,895,326
Burlington Stores Inc *	3,159	177,662
Comcast Corp ‘A’	30,122	1,839,852
Dollar General Corp	15,123	1,294,529
Dollar Tree Inc *	22,646	1,867,389
LKQ Corp *	5,530	176,573
lululemon athletica Inc *	6,484	439,032
Marriott International Inc ‘A’	11,393	810,954
Netflix Inc *	10,845	1,108,684
NIKE Inc ‘B’	23,291	1,431,698
Ross Stores Inc	49,732	2,879,483
Starbucks Corp	37,822	2,257,973
The Priceline Group Inc *	1,303	1,679,515
The TJX Cos Inc	28,354	2,221,536
Time Inc l	—	4
Tractor Supply Co	7,979	721,780
Twenty-First Century Fox Inc ‘A’	13,938	388,591
VF Corp	8,266	535,306

		27,154,840

Consumer Staples - 10.9%

Colgate-Palmolive Co	17,639	1,246,195
Constellation Brands Inc ‘A’	12,375	1,869,739
Costco Wholesale Corp	13,163	2,074,226
CVS Health Corp	18,440	1,912,781
Danone SA (France)	11,669	827,944
Mead Johnson Nutrition Co	8,636	733,801
Mondelez International Inc ‘A’	28,526	1,144,463
Monster Beverage Corp *	2,184	291,302
Pernod Ricard SA (France)	3,019	336,174
Reynolds American Inc	17,394	875,092
The Estee Lauder Cos Inc ‘A’	15,100	1,424,081
Walgreens Boots Alliance Inc	7,780	655,387

		13,391,185

Energy - 0.4%

Concho Resources Inc *	2,485	251,084
Pioneer Natural Resources Co	1,839	258,821

		509,905

Financials - 5.3%

American Tower Corp REIT	30,075	3,078,778
BlackRock Inc	733	249,638
Intercontinental Exchange Inc	8,185	1,924,621
Realogy Holdings Corp *	7,219	260,678
The Charles Schwab Corp	35,497	994,626

		6,508,341

Health Care - 14.6%

Abbott Laboratories	27,572	1,153,337
Alexion Pharmaceuticals Inc *	6,580	916,068
Allergan PLC *	5,823	1,560,739
Biogen Inc *	901	234,548
Bristol-Myers Squibb Co	29,949	1,913,142
Celgene Corp *	15,254	1,526,773
CR Bard Inc	3,681	746,028
Eli Lilly & Co	13,783	992,514
Gilead Sciences Inc	3,346	307,364
IMS Health Holdings Inc *	8,160	216,648
McKesson Corp	6,278	987,216
Medtronic PLC	24,484	1,836,300
Regeneron Pharmaceuticals Inc *	1,274	459,201
Stryker Corp	4,856	521,000
The Cooper Cos Inc	2,992	460,678

	Shares	Value
Thermo Fisher Scientific Inc	23,392	$3,312,073
VWR Corp *	10,771	291,463
Zoetis Inc	11,485	509,130

		17,944,222

Industrials - 7.6%

AMETEK Inc	11,450	572,271
Canadian Pacific Railway Ltd (Canada)	6,247	828,914
Danaher Corp	33,520	3,179,707
Equifax Inc	9,314	1,064,497
Flowserve Corp	4,994	221,784
Honeywell International Inc	6,953	779,084
Rockwell Collins Inc	1,430	131,860
Roper Technologies Inc	6,631	1,211,948
Union Pacific Corp	4,138	329,178
Verisk Analytics Inc *	11,888	950,089

		9,269,332

Information Technology - 34.7%

Adobe Systems Inc *	32,518	3,050,188
Alphabet Inc ‘A’ *	6,163	4,701,753
Alphabet Inc ‘C’ *	4,925	3,668,879
Apple Inc	25,035	2,728,565
Broadcom Ltd (Singapore)	9,376	1,448,592
Cognizant Technology Solutions Corp ‘A’ *	25,240	1,582,548
Electronic Arts Inc *	8,530	563,918
Facebook Inc ‘A’ *	42,194	4,814,335
Fiserv Inc *	18,514	1,899,166
FleetCor Technologies Inc *	8,668	1,289,365
Intuit Inc	13,412	1,394,982
LinkedIn Corp ‘A’ *	4,949	565,918
MasterCard Inc ‘A’	37,569	3,550,271
Microsoft Corp	54,359	3,002,248
NVIDIA Corp	14,381	512,395
Sabre Corp	20,045	579,701
salesforce.com Inc *	29,918	2,208,846
Visa Inc ‘A’	65,990	5,046,915

		42,608,585

Materials - 3.9%

Ecolab Inc	4,539	506,189
Monsanto Co	10,614	931,272
The Sherwin-Williams Co	6,643	1,891,063
Vulcan Materials Co	13,530	1,428,362

		4,756,886

Total Common Stocks (Cost $90,749,101)		122,143,296

SHORT-TERM INVESTMENT - 0.5%

Money Market Fund - 0.5%

BlackRock Liquidity Funds T-Fund Portfolio	632,380	632,380

Total Short-Term Investment (Cost $632,380)		632,380

TOTAL INVESTMENTS - 100.1% (Cost $91,381,481)		122,775,676

OTHER ASSETS & LIABILITIES, NET - (0.1%)		(78,151)

NET ASSETS - 100.0%		$122,697,525

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120 and B-121

PACIFIC FUNDS

PF GROWTH FUND

Schedule of Investments (Continued)

March 31, 2016

Notes to Schedule of Investments

(a)	As of March 31, 2016, the Fund’s composition by sector as a percentage of net assets was as follows:

Information Technology	34.7%
Consumer Discretionary	22.2%
Health Care	14.6%
Consumer Staples	10.9%
Industrials	7.6%
Financials	5.3%
Materials	3.9%
Others (each less than 3.0%)	0.9%

	100.1%
Other Assets & Liabilities, Net	(0.1%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2016:

		Total Value at March 31, 2016	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Consumer Discretionary	$27,154,840	$27,154,840	$—	$—
	Consumer Staples	13,391,185	12,227,067	1,164,118	—
	Energy	509,905	509,905	—	—
	Financials	6,508,341	6,508,341	—	—
	Health Care	17,944,222	17,944,222	—	—
	Industrials	9,269,332	9,269,332	—	—
	Information Technology	42,608,585	42,608,585	—	—
	Materials	4,756,886	4,756,886	—	—

	Total Common Stocks	122,143,296	120,979,178	1,164,118	—

	Short-Term Investment	632,380	632,380	—	—

	Total	$122,775,676	$121,611,558	$1,164,118	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120 and B-121

PACIFIC FUNDS

PF LARGE-CAP GROWTH FUND

Schedule of Investments

March 31, 2016

	Shares	Value
COMMON STOCKS - 99.6%

Consumer Discretionary - 18.4%

Amazon.com Inc *	13,740	$8,156,614
Chipotle Mexican Grill Inc *	2,886	1,359,219
Domino’s Pizza Inc	9,647	1,272,053
Liberty Global PLC ‘A’ (United Kingdom) *	84,639	3,258,602
Netflix Inc *	37,545	3,838,225
NIKE Inc ‘B’	48,329	2,970,784
Starbucks Corp	15,252	910,544
The Home Depot Inc	25,822	3,445,429
TripAdvisor Inc *	37,660	2,504,390

		27,715,860

Consumer Staples - 8.6%

Anheuser-Busch InBev SA/NV ADR (Belgium)	38,710	4,825,589
Constellation Brands Inc ‘A’	28,253	4,268,746
Costco Wholesale Corp	20,912	3,295,313
Mead Johnson Nutrition Co	7,046	598,699

		12,988,347

Energy - 1.8%

Concho Resources Inc *	19,026	1,922,387
EOG Resources Inc	11,736	851,799

		2,774,186

Financials - 7.5%

Berkshire Hathaway Inc ‘B’ *	36,490	5,177,201
Crown Castle International Corp REIT	23,754	2,054,721
Moody’s Corp	8,239	795,558
Morgan Stanley	73,217	1,831,157
The Goldman Sachs Group Inc	9,908	1,555,358

		11,413,995

Health Care - 12.7%

Allergan PLC *	2,452	657,210
Biogen Inc *	8,114	2,112,236
Celgene Corp *	14,249	1,426,182
Illumina Inc *	20,825	3,375,941
Intuitive Surgical Inc *	2,832	1,702,174
Perrigo Co PLC	9,210	1,178,235
United Therapeutics Corp *	7,266	809,650
UnitedHealth Group Inc	40,959	5,279,615
Vertex Pharmaceuticals Inc *	33,797	2,686,524

		19,227,767

Industrials - 6.5%

Acuity Brands Inc	8,050	1,756,027
Delta Air Lines Inc	50,088	2,438,284
Honeywell International Inc	13,477	1,510,098
Norfolk Southern Corp	27,035	2,250,664
TransDigm Group Inc *	8,222	1,811,635

		9,766,708

Information Technology - 39.4%

Activision Blizzard Inc	93,492	3,163,769
Alliance Data Systems Corp *	6,014	1,323,080
Alphabet Inc ‘A’ *	17,127	13,066,188
Apple Inc	63,861	6,960,210
Applied Materials Inc	37,900	802,722
Facebook Inc ‘A’ *	84,250	9,612,925
Fiserv Inc *	9,621	986,922
FleetCor Technologies Inc *	21,264	3,163,020
Microsoft Corp	88,127	4,867,254
salesforce.com Inc *	55,094	4,067,590
Tencent Holdings Ltd (China)	185,600	3,794,475
Visa Inc ‘A’	99,549	7,613,508

		59,421,663

	Shares	Value
Materials - 3.5%

Ecolab Inc	13,590	$1,515,557
The Sherwin-Williams Co	13,167	3,748,250

		5,263,807

Telecommunication Services - 1.2%

SBA Communications Corp ‘A’ *	18,211	1,824,196

Total Common Stocks (Cost $124,742,499)		150,396,529

SHORT-TERM INVESTMENT - 1.0%

Money Market Fund - 1.0%

BlackRock Liquidity Funds T-Fund Portfolio	1,470,631	1,470,631

Total Short-Term Investment (Cost $1,470,631)		1,470,631

TOTAL INVESTMENTS - 100.6% (Cost $126,213,130)		151,867,160

OTHER ASSETS & LIABILITIES, NET - (0.6%)		(928,447)

NET ASSETS - 100.0%		$150,938,713

Notes to Schedule of Investments

(a)	As of March 31, 2016, the Fund’s composition by sector as a percentage of net assets was as follows:

Information Technology	39.4%
Consumer Discretionary	18.4%
Health Care	12.7%
Consumer Staples	8.6%
Financials	7.5%
Industrials	6.5%
Materials	3.5%
Others (each less than 3.0%)	4.0%

	100.6%
Other Assets & Liabilities, Net	(0.6%	)

	100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120 and B-121

PACIFIC FUNDS

PF LARGE-CAP GROWTH FUND

Schedule of Investments (Continued)

March 31, 2016

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2016:

		Total Value at March 31, 2016	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Consumer Discretionary	$27,715,860	$27,715,860	$—	$—
	Consumer Staples	12,988,347	12,988,347	—	—
	Energy	2,774,186	2,774,186	—	—
	Financials	11,413,995	11,413,995	—	—
	Health Care	19,227,767	19,227,767	—	—
	Industrials	9,766,708	9,766,708	—	—
	Information Technology	59,421,663	55,627,188	3,794,475	—
	Materials	5,263,807	5,263,807	—	—
	Telecommunication Services	1,824,196	1,824,196	—	—

	Total Common Stocks	150,396,529	146,602,054	3,794,475	—

	Short-Term Investment	1,470,631	1,470,631	—	—

	Total	$151,867,160	$148,072,685	$3,794,475	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120 and B-121

PACIFIC FUNDS

PF LARGE-CAP VALUE FUND

Schedule of Investments

March 31, 2016

	Shares	Value
COMMON STOCKS - 99.0%

Consumer Discretionary - 14.9%

DISH Network Corp ‘A’ *	151,874	$7,025,691
SES SA FDR ‘A’ (Luxembourg)	103,367	3,023,993
Target Corp	68,181	5,609,933
The Home Depot Inc	35,807	4,777,728
Time Warner Cable Inc	45,180	9,244,732
Time Warner Inc	114,761	8,325,911
Twenty-First Century Fox Inc ‘B’	234,911	6,624,490

		44,632,478

Consumer Staples - 11.0%

Anheuser-Busch InBev SA/NV ADR (Belgium)	25,081	3,126,597
CVS Health Corp	110,440	11,455,941
Kimberly-Clark Corp	37,964	5,106,538
Philip Morris International Inc	78,947	7,745,490
Reynolds American Inc	107,516	5,409,130

		32,843,696

Energy - 11.0%

Chevron Corp	56,592	5,398,877
Exxon Mobil Corp	76,679	6,409,598
Halliburton Co	163,352	5,834,933
National Oilwell Varco Inc	103,929	3,232,192
Royal Dutch Shell PLC ‘A’ ADR (Netherlands)	47,174	2,285,580
Schlumberger Ltd	67,210	4,956,738
Suncor Energy Inc (Canada)	175,540	4,881,767

		32,999,685

Financials - 23.8%

American Express Co	90,225	5,539,815
American Tower Corp REIT	40,959	4,192,973
Capital One Financial Corp	45,721	3,168,923
Citigroup Inc	94,463	3,943,830
JPMorgan Chase & Co	180,687	10,700,284
Marsh & McLennan Cos Inc	82,214	4,997,789
MetLife Inc	66,109	2,904,829
State Street Corp	72,906	4,266,459
Synchrony Financial *	133,339	3,821,496
The Bank of New York Mellon Corp	88,923	3,275,034
The Progressive Corp	66,428	2,334,280
The Travelers Cos Inc	45,902	5,357,222
US Bancorp	182,218	7,396,229
Wells Fargo & Co	198,661	9,607,246

		71,506,409

Health Care - 11.7%

Amgen Inc	36,844	5,524,021
Anthem Inc	44,919	6,243,292
Johnson & Johnson	50,768	5,493,098
Merck & Co Inc	133,109	7,042,797
Novartis AG ADR (Switzerland)	36,050	2,611,462
Teva Pharmaceutical Industries Ltd ADR (Israel)	93,671	5,012,335
UnitedHealth Group Inc	23,900	3,080,710

		35,007,715

Industrials - 9.2%

General Electric Co	250,152	7,952,332
Honeywell International Inc	74,481	8,345,596
Illinois Tool Works Inc	62,481	6,400,554
United Technologies Corp	49,055	4,910,406

		27,608,888

Information Technology - 10.7%

EMC Corp	181,034	4,824,556
International Business Machines Corp	15,355	2,325,515
Microsoft Corp	96,495	5,329,419
Motorola Solutions Inc	70,046	5,302,482

	Shares	Value
Nuance Communications Inc *	243,437	$4,549,837
TE Connectivity Ltd (Switzerland)	83,723	5,184,128
Xerox Corp	402,264	4,489,266

		32,005,203

Materials - 5.1%

Air Products & Chemicals Inc	19,865	2,861,553
Crown Holdings Inc *	102,842	5,099,935
Freeport-McMoRan Inc	316,631	3,273,964
Martin Marietta Materials Inc	26,394	4,210,107

		15,445,559

Utilities - 1.6%

Sempra Energy	47,276	4,919,068

Total Common Stocks (Cost $188,864,816)		296,968,701

SHORT-TERM INVESTMENT - 0.9%

Money Market Fund - 0.9%

BlackRock Liquidity Funds T-Fund Portfolio	2,619,792	2,619,792

Total Short-Term Investment (Cost $2,619,792)		2,619,792

TOTAL INVESTMENTS - 99.9% (Cost $191,484,608)		299,588,493

OTHER ASSETS & LIABILITIES, NET - 0.1%		382,131

NET ASSETS - 100.0%		$299,970,624

Notes to Schedule of Investments

(a)	As of March 31, 2016, the Fund’s composition by sector as a percentage of net assets was as follows:

Financials	23.8%
Consumer Discretionary	14.9%
Health Care	11.7%
Energy	11.0%
Consumer Staples	11.0%
Information Technology	10.7%
Industrials	9.2%
Materials	5.1%
Others (each less than 3.0%)	2.5%

99.9%
Other Assets & Liabilities, Net	0.1%

100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120 and B-121

PACIFIC FUNDS

PF LARGE-CAP VALUE FUND

Schedule of Investments (Continued)

March 31, 2016

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2016:

		Total Value at March 31, 2016	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Consumer Discretionary	$44,632,478	$41,608,485	$3,023,993	$—
	Consumer Staples	32,843,696	32,843,696	—	—
	Energy	32,999,685	32,999,685	—	—
	Financials	71,506,409	71,506,409	—	—
	Health Care	35,007,715	35,007,715	—	—
	Industrials	27,608,888	27,608,888	—	—
	Information Technology	32,005,203	32,005,203	—	—
	Materials	15,445,559	15,445,559	—	—
	Utilities	4,919,068	4,919,068	—	—

	Total Common Stocks	296,968,701	293,944,708	3,023,993	—

	Short-Term Investment	2,619,792	2,619,792	—	—

	Total	$299,588,493	$296,564,500	$3,023,993	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120 and B-121

PACIFIC FUNDS

PF MAIN STREET® CORE FUND

Schedule of Investments

March 31, 2016

	Shares	Value
COMMON STOCKS - 97.2%

Consumer Discretionary - 9.9%

Amazon.com Inc *	2,590	$1,537,528
AutoZone Inc *	3,150	2,509,574
CarMax Inc *	13,520	690,872
Comcast Corp ‘A’	106,910	6,530,063
Delphi Automotive PLC (United Kingdom)	15,540	1,165,811
Lear Corp	6,430	714,823
McDonald’s Corp	29,830	3,749,034
The Home Depot Inc	30,900	4,122,987

		21,020,692

Consumer Staples - 11.6%

Henkel AG & Co KGaA (Germany)	3,071	301,134
Mondelez International Inc ‘A’	141,280	5,668,154
PepsiCo Inc	54,720	5,607,706
Philip Morris International Inc	70,755	6,941,773
The Kraft Heinz Co	75,820	5,956,419

		24,475,186

Energy - 6.6%

Chevron Corp	54,192	5,169,917
HollyFrontier Corp	32,545	1,149,489
Magellan Midstream Partners LP	31,710	2,181,648
Noble Energy Inc	66,234	2,080,410
Suncor Energy Inc (Canada)	118,980	3,308,834

		13,890,298

Financials - 17.9%

Berkshire Hathaway Inc ‘B’ *	41,320	5,862,482
Citigroup Inc	119,427	4,986,077
CME Group Inc ‘A’	71,580	6,875,259
Discover Financial Services	50,997	2,596,767
M&T Bank Corp	16,000	1,776,000
Marsh & McLennan Cos Inc	34,010	2,067,468
McGraw Hill Financial Inc	25,758	2,549,527
Simon Property Group Inc REIT	17,500	3,634,575
SunTrust Banks Inc	35,390	1,276,871
The Bank of New York Mellon Corp	100,950	3,717,988
The Progressive Corp	73,030	2,566,274

		37,909,288

Health Care - 13.5%

Boston Scientific Corp *	153,500	2,887,335
Bristol-Myers Squibb Co	60,360	3,855,797
Express Scripts Holding Co *	62,149	4,269,015
Johnson & Johnson	51,250	5,545,250
McKesson Corp	11,050	1,737,612
Merck & Co Inc	60,590	3,205,817
Mylan NV *	51,060	2,366,631
UnitedHealth Group Inc	35,910	4,628,799

		28,496,256

Industrials - 13.4%

Canadian National Railway Co (Canada)	32,260	2,014,960
Canadian Pacific Railway Ltd (Canada)	16,390	2,174,789
Deere & Co	28,200	2,171,118
General Electric Co	283,000	8,996,570
Lockheed Martin Corp	10,630	2,354,545
Nielsen Holdings PLC	59,520	3,134,323
Republic Services Inc	18,090	861,989
Tyco International PLC	74,465	2,733,610
United Technologies Corp	20,280	2,030,028
Waste Connections Inc	29,770	1,922,844

		28,394,776

	Shares	Value
Information Technology - 17.4%

Alphabet Inc ‘C’ *	14,013	$10,438,984
Amdocs Ltd	68,720	4,152,062
Apple Inc	100,954	11,002,976
Applied Materials Inc	63,950	1,354,461
Facebook Inc ‘A’ *	29,660	3,384,206
PayPal Holdings Inc *	85,730	3,309,178
Western Digital Corp	24,290	1,147,460
Xerox Corp	192,510	2,148,412

		36,937,739

Materials - 1.8%

PPG Industries Inc	14,500	1,616,605
Vulcan Materials Co	21,260	2,244,418

		3,861,023

Telecommunication Services - 2.3%

Verizon Communications Inc	90,850	4,913,168

Utilities - 2.8%

AmeriGas Partners LP	30,310	1,317,576
OGE Energy Corp	25,650	734,359
PG&E Corp	63,230	3,776,096

		5,828,031

Total Common Stocks (Cost $161,599,991)		205,726,457

SHORT-TERM INVESTMENT - 2.5%

Money Market Fund - 2.5%

BlackRock Liquidity Funds T-Fund Portfolio	5,396,552	5,396,552

Total Short-Term Investment (Cost $5,396,552)		5,396,552

TOTAL INVESTMENTS - 99.7% (Cost $166,996,543)		211,123,009

OTHER ASSETS & LIABILITIES, NET - 0.3%		551,615

NET ASSETS - 100.0%		$211,674,624

Notes to Schedule of Investments

(a)	As of March 31, 2016, the Fund’s composition by sector as a percentage of net assets was as follows:

Financials	17.9%
Information Technology	17.4%
Health Care	13.5%
Industrials	13.4%
Consumer Staples	11.6%
Consumer Discretionary	9.9%
Energy	6.6%
Others (each less than 3.0%)	9.4%

99.7%
Other Assets & Liabilities, Net	0.3%

100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120 and B-121

PACIFIC FUNDS

PF MAIN STREET CORE FUND

Schedule of Investments (Continued)

March 31, 2016

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2016:

		Total Value at March 31, 2016	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Consumer Discretionary	$21,020,692	$21,020,692	$—	$—
	Consumer Staples	24,475,186	24,174,052	301,134	—
	Energy	13,890,298	13,890,298	—	—
	Financials	37,909,288	37,909,288	—	—
	Health Care	28,496,256	28,496,256	—	—
	Industrials	28,394,776	28,394,776	—	—
	Information Technology	36,937,739	36,937,739	—	—
	Materials	3,861,023	3,861,023	—	—
	Telecommunication Services	4,913,168	4,913,168	—	—
	Utilities	5,828,031	5,828,031	—	—

	Total Common Stocks	205,726,457	205,425,323	301,134	—

	Short-Term Investment	5,396,552	5,396,552	—	—

	Total	$211,123,009	$210,821,875	$301,134	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120 and B-121

PACIFIC FUNDS

PF MID-CAP EQUITY FUND

Schedule of Investments

March 31, 2016

	Shares	Value
COMMON STOCKS - 99.4%

Consumer Discretionary - 13.2%

American Eagle Outfitters Inc	101,436	$1,690,938
Big Lots Inc	26,531	1,201,589
Chipotle Mexican Grill Inc *	1,596	751,668
Darden Restaurants Inc	26,536	1,759,337
DR Horton Inc	16,499	498,765
DSW Inc ‘A’	17,420	481,489
Expedia Inc	6,553	706,544
Foot Locker Inc	15,384	992,268
Harman International Industries Inc	10,711	953,707
Lear Corp	14,169	1,575,168
NVR Inc *	299	517,988
O’Reilly Automotive Inc *	7,709	2,109,645
Panera Bread Co ‘A’ *	5,584	1,143,771
PulteGroup Inc	43,984	822,941
PVH Corp	4,405	436,359
Ross Stores Inc	7,115	411,959
Royal Caribbean Cruises Ltd	13,121	1,077,890
Texas Roadhouse Inc	35,472	1,545,870
Thor Industries Inc	39,697	2,531,478
Vail Resorts Inc	9,357	1,251,031

		22,460,405

Consumer Staples - 7.0%

Casey’s General Stores Inc	3,667	415,544
ConAgra Foods Inc	55,442	2,473,822
Hormel Foods Corp	13,042	563,936
Molson Coors Brewing Co ‘B’	5,517	530,625
Monster Beverage Corp *	7,447	993,281
The Clorox Co	8,306	1,047,054
The Hain Celestial Group Inc *	7,255	296,802
The JM Smucker Co	14,472	1,879,044
The Kroger Co	34,803	1,331,215
Tyson Foods Inc ‘A’	35,213	2,347,298

		11,878,621

Energy - 3.4%

Concho Resources Inc *	1,648	166,514
Gulfport Energy Corp *	58,495	1,657,748
Oceaneering International Inc	28,240	938,698
Parsley Energy Inc ‘A’ *	42,267	955,234
Pioneer Natural Resources Co	4,682	658,945
RPC Inc	93,445	1,325,050

		5,702,189

Financials - 25.4%

Affiliated Managers Group Inc *	6,272	1,018,573
Arch Capital Group Ltd (Bermuda) *	32,043	2,278,257
Axis Capital Holdings Ltd	25,663	1,423,270
BankUnited Inc	58,468	2,013,638
CBOE Holdings Inc	31,172	2,036,467
Citizens Financial Group Inc	170,224	3,566,193
Evercore Partners Inc ‘A’	10,050	520,088
Four Corners Property Trust Inc REIT l	—	17
Host Hotels & Resorts Inc REIT	82,729	1,381,574
KeyCorp	211,957	2,340,005
Lamar Advertising Co ‘A’ REIT	38,300	2,355,450
Lazard Ltd ‘A’	18,023	699,292
Lincoln National Corp	35,364	1,386,269
National Retail Properties Inc REIT	51,676	2,387,431
Omega Healthcare Investors Inc REIT	65,207	2,301,807
Outfront Media Inc REIT	43,222	911,984
Public Storage REIT	2,037	561,866
Senior Housing Properties Trust REIT	158,905	2,842,810
Signature Bank *	14,391	1,958,903
SunTrust Banks Inc	19,152	691,004
T Rowe Price Group Inc	75,205	5,524,559
The Hartford Financial Services Group Inc	26,085	1,201,997

	Shares	Value
Unum Group	46,398	$1,434,626
White Mountains Insurance Group Ltd	2,826	2,268,148

		43,104,228

Health Care - 8.0%

ABIOMED Inc *	20,403	1,934,408
Amsurg Corp *	9,546	712,132
BioMarin Pharmaceutical Inc *	2,057	169,661
Centene Corp *	9,162	564,104
DaVita HealthCare Partners Inc *	17,524	1,285,911
Edwards Lifesciences Corp *	9,333	823,264
Hologic Inc *	25,439	877,646
Humana Inc	8,202	1,500,556
Incyte Corp *	10,607	768,689
Ionis Pharmaceuticals Inc *	6,077	246,119
Molina Healthcare Inc *	8,567	552,486
PAREXEL International Corp *	8,256	517,899
PerkinElmer Inc	12,884	637,243
Perrigo Co PLC	6,351	812,483
St Jude Medical Inc	32,928	1,811,040
Universal Health Services Inc ‘B’	2,105	262,536

		13,476,177

Industrials - 15.1%

Acuity Brands Inc	15,816	3,450,102
AMERCO	3,079	1,100,157
BWX Technologies Inc	62,780	2,106,897
Huntington Ingalls Industries Inc	10,111	1,384,600
JB Hunt Transport Services Inc	3,917	329,968
Kirby Corp *	10,171	613,210
ManpowerGroup Inc	22,420	1,825,436
Masco Corp	77,805	2,446,967
Old Dominion Freight Line Inc *	9,688	674,479
Orbital ATK Inc	25,542	2,220,621
Robert Half International Inc	40,520	1,887,422
Southwest Airlines Co	20,401	913,965
Spirit Airlines Inc *	58,630	2,813,067
Textron Inc	51,886	1,891,764
United Rentals Inc *	31,800	1,977,642

		25,636,297

Information Technology - 14.2%

Activision Blizzard Inc	38,261	1,294,752
Avnet Inc	10,024	444,063
Broadcom Ltd (Singapore)	2,999	463,346
Broadridge Financial Solutions Inc	14,998	889,531
Computer Sciences Corp	101,076	3,476,004
CSRA Inc	49,599	1,334,213
DST Systems Inc	20,010	2,256,528
Fiserv Inc *	8,332	854,697
FLIR Systems Inc	42,794	1,410,062
Harris Corp	18,343	1,428,186
IAC/InterActiveCorp	19,572	921,450
Integrated Device Technology Inc *	34,977	714,930
Jack Henry & Associates Inc	8,723	737,704
Lam Research Corp	12,244	1,011,354
NVIDIA Corp	44,023	1,568,539
NXP Semiconductors NV (Netherlands) *	3,687	298,905
Palo Alto Networks Inc *	9,187	1,498,767
Science Applications International Corp	25,337	1,351,476
Skyworks Solutions Inc	16,951	1,320,483
Take-Two Interactive Software Inc *	23,430	882,608

		24,157,598

Materials - 5.5%

Agnico Eagle Mines Ltd (Canada)	45,312	1,638,482
Allegheny Technologies Inc	49,254	802,840
Celanese Corp ‘A’	32,151	2,105,891
Louisiana-Pacific Corp *	27,306	467,479
Martin Marietta Materials Inc	7,529	1,200,951

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120 and B-121

PACIFIC FUNDS

PF MID-CAP EQUITY FUND

Schedule of Investments (Continued)

March 31, 2016

	Shares	Value
Nucor Corp	15,707	$742,941
Steel Dynamics Inc	40,776	917,868
Vulcan Materials Co	10,269	1,084,098
Westlake Chemical Corp	8,653	400,634

		9,361,184

Utilities - 7.6%

American States Water Co	24,653	970,342
American Water Works Co Inc	24,312	1,675,826
Atmos Energy Corp	97,407	7,233,444
ONE Gas Inc	14,777	902,875
Xcel Energy Inc	48,557	2,030,654

		12,813,141

Total Common Stocks (Cost $150,211,614)		168,589,840

SHORT-TERM INVESTMENT - 0.6%

Money Market Fund - 0.6%

BlackRock Liquidity Funds T-Fund Portfolio	1,046,413	1,046,413

Total Short-Term Investment (Cost $1,046,413)		1,046,413

TOTAL INVESTMENTS - 100.0% (Cost $151,258,027)		169,636,253

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(41,669)

NET ASSETS - 100.0%		$169,594,584

Notes to Schedule of Investments

(a)	As of March 31, 2016, the Fund’s composition by sector as a percentage of net assets was as follows:

Financials	25.4%
Industrials	15.1%
Information Technology	14.2%
Consumer Discretionary	13.2%
Health Care	8.0%
Utilities	7.6%
Consumer Staples	7.0%
Materials	5.5%
Energy	3.4%
Others (each less than 3.0%)	0.6%

	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2016:

		Total Value at March 31, 2016	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$168,589,840	$168,589,840	$—	$—
	Short-Term Investment	1,046,413	1,046,413	—	—

	Total	$169,636,253	$169,636,253	$—	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120 and B-121

PACIFIC FUNDS

PF MID-CAP GROWTH FUND

Schedule of Investments

March 31, 2016

	Shares	Value
COMMON STOCKS - 98.4%

Consumer Discretionary - 23.0%

Bed Bath & Beyond Inc *	18,131	$900,023
BorgWarner Inc	22,374	859,162
Burberry Group PLC (United Kingdom)	34,162	667,860
DR Horton Inc	30,631	925,975
DSW Inc ‘A’	27,080	748,491
Dunkin’ Brands Group Inc	24,976	1,178,118
Kate Spade & Co *	26,948	687,713
lululemon athletica Inc *	8,209	555,831
Mattel Inc	38,071	1,279,947
Polaris Industries Inc	12,434	1,224,500
Ralph Lauren Corp ‘A’	7,446	716,752
Tiffany & Co	12,885	945,501
Tractor Supply Co	10,904	986,376
TripAdvisor Inc *	9,035	600,828
Under Armour Inc ‘A’ *	6,089	516,530
Williams-Sonoma Inc	13,603	744,628

		13,538,235

Consumer Staples - 6.7%

Blue Buffalo Pet Products Inc *	24,054	617,226
Mead Johnson Nutrition Co	17,798	1,512,296
The Hain Celestial Group Inc *	22,737	930,171
Whole Foods Market Inc	27,174	845,383

		3,905,076

Energy - 4.5%

Cabot Oil & Gas Corp	27,885	633,268
Cimarex Energy Co	6,451	627,489
Continental Resources Inc *	25,247	766,499
Noble Energy Inc	18,648	585,734

		2,612,990

Financials - 11.4%

CME Group Inc ‘A’	16,299	1,565,519
First Republic Bank	15,496	1,032,653
Northern Trust Corp	21,781	1,419,468
Oaktree Capital Group LLC	11,439	564,286
Signature Bank *	7,898	1,075,076
Willis Towers Watson PLC	8,949	1,061,888

		6,718,890

Health Care - 16.9%

Acadia Healthcare Co Inc *	8,948	493,124
ACADIA Pharmaceuticals Inc *	14,203	397,116
Align Technology Inc *	12,360	898,448
Alkermes PLC *	18,954	648,037
BioMarin Pharmaceutical Inc *	9,256	763,435
Diplomat Pharmacy Inc *	11,988	328,471
Edwards Lifesciences Corp *	8,598	758,429
Henry Schein Inc *	4,244	732,642
Intuitive Surgical Inc * ‡	2,926	1,758,672
Laboratory Corp of America Holdings *	7,824	916,425
Medivation Inc *	11,199	514,930
Zoetis Inc	39,007	1,729,180

		9,938,909

Industrials - 12.7%

Expeditors International of Washington Inc	24,528	1,197,212
Fastenal Co	42,709	2,092,741
Fortune Brands Home & Security Inc	26,318	1,474,861
Generac Holdings Inc *	13,391	498,681
IDEX Corp	9,553	791,753
Verisk Analytics Inc *	11,798	942,896
Woodward Inc	8,640	449,453

		7,447,597

	Shares	Value
Information Technology - 19.9%

Akamai Technologies Inc *	4,209	$233,894
ANSYS Inc *	10,015	895,942
CoStar Group Inc *	7,506	1,412,404
Electronic Arts Inc *	24,663	1,630,471
Ellie Mae Inc *	4,756	431,084
GrubHub Inc *	25,695	645,715
Guidewire Software Inc *	9,741	530,690
Harris Corp	10,685	831,934
Maxim Integrated Products Inc	6,490	238,702
Microchip Technology Inc	33,233	1,601,831
Pandora Media Inc *	76,283	682,733
Red Hat Inc *	11,301	842,037
ServiceNow Inc *	14,944	914,274
Trimble Navigation Ltd *	31,987	793,278

		11,684,989

Materials - 3.3%

The Scotts Miracle-Gro Co ‘A’	11,174	813,132
The Valspar Corp	10,745	1,149,930

		1,963,062

Total Common Stocks (Cost $55,908,297)		57,809,748

PURCHASED OPTIONS - 0.0%
(See Note (c) in Notes to Schedule of Investments) (Cost $93,137)		3,202

SHORT-TERM INVESTMENT - 2.0%

Money Market Fund - 2.0%

BlackRock Liquidity Funds T-Fund Portfolio	1,183,171	1,183,171

Total Short-Term Investment (Cost $1,183,171)		1,183,171

TOTAL INVESTMENTS - 100.4% (Cost $57,184,605)		58,996,121

OTHER ASSETS & LIABILITIES, NET - (0.4%)		(229,510)

NET ASSETS - 100.0%		$58,766,611

Notes to Schedule of Investments

(a)	As of March 31, 2016, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer Discretionary	23.0%
Information Technology	19.9%
Health Care	16.9%
Industrials	12.7%
Financials	11.4%
Consumer Staples	6.7%
Energy	4.5%
Materials	3.3%
Others (each less than 3.0%)	2.0%

	100.4%
Other Assets & Liabilities, Net	(0.4%	)

	100.0%

(b)	As of March 31, 2016 an investment with a value of $721,260 was fully or partially segregated with the broker(s)/custodian as collateral for open option contracts.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120 and B-121

PACIFIC FUNDS

PF MID-CAP GROWTH FUND

Schedule of Investments (Continued)

March 31, 2016

(c)	Purchased options outstanding as of March 31, 2016 were as follows:

Options on Indices

Description	Exercise Price	Expiration Date	Counter- party	Number of Contracts	Cost	Value
Put - SPDR S&P MidCap 400 Trust (04/16)	247.50	04/08/16	CIT	139	$35,167	$695
Put - Russell 2000 (04/16)	1,050.00	04/08/16	MSC	29	38,357	1,682

					73,524	2,377

			Exchange
Put - S&P 500 (04/16)	1,965.00	04/08/16	CME	11	19,613	825

Total Purchased Options					$93,137	$3,202

(d)	Transactions in written options for the year ended March 31, 2016 were as follows:

	Number of Contracts	Premium
Outstanding, March 31, 2015	188	$33,954
Call Options Written	271	29,269
Put Options Written	1,100	1,046,876
Call Options Closed	(87)	(12,058)
Put Options Closed	(961)	(882,366)
Call Options Expired	(142)	(13,326)
Put Options Expired	(226)	(43,152)
Call Options Exercised	(91)	(9,765)

Outstanding, March 31, 2016	52	$149,432

(e)	Premium received and value of written options outstanding as of March 31, 2016 were as follows:

Options on Securities

Description	Exercise Price	Expiration Date	Counter- party	Number of Contracts	Premium	Value
Put - Pacira Pharmaceuticals Inc (05/16)	$85.00	05/20/16	GSC	48	$148,752	($152,400)

			Exchange
Put - lululemon athletica Inc (04/16)	55.00	04/01/16	CME	4	680	(4)

Total Written Options					$149,432	($152,404)

(f)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2016:

		Total Value at March 31, 2016	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Consumer Discretionary	$13,538,235	$12,870,375	$667,860	$—
	Consumer Staples	3,905,076	3,905,076	—	—
	Energy	2,612,990	2,612,990	—	—
	Financials	6,718,890	6,718,890	—	—
	Health Care	9,938,909	9,938,909	—	—
	Industrials	7,447,597	7,447,597	—	—
	Information Technology	11,684,989	11,684,989	—	—
	Materials	1,963,062	1,963,062	—	—

	Total Common Stocks	57,809,748	57,141,888	667,860	—

	Short-Term Investment	1,183,171	1,183,171	—	—
	Derivatives:
	Equity Contracts
	Purchased Options	3,202	2,507	695	—

	Total Assets	58,996,121	58,327,566	668,555	—

Liabilities	Derivatives:
	Equity Contracts
	Written Options	(152,404)	(4)	(152,400)	—

	Total Liabilities	(152,404)	(4)	(152,400)	—

	Total	$58,843,717	$58,327,562	$516,155	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120 and B-121

PACIFIC FUNDS

PF MID-CAP VALUE FUND

Schedule of Investments

March 31, 2016

	Shares	Value
COMMON STOCKS - 97.8%

Consumer Discretionary - 7.3%

Best Buy Co Inc	34,037	$1,104,160
Brunswick Corp	52,931	2,539,629
CBS Corp ‘B’	18,397	1,013,491
Expedia Inc	16,008	1,725,983
Harley-Davidson Inc	22,097	1,134,239
Lear Corp	25,861	2,874,967
Newell Rubbermaid Inc	59,877	2,651,952
Omnicom Group Inc	30,817	2,564,899
Starz ‘A’ *	8,645	227,623
Tenneco Inc *	46,242	2,381,925

		18,218,868

Consumer Staples - 1.3%

Coca-Cola Enterprises Inc	30,238	1,534,276
Constellation Brands Inc ‘A’	11,975	1,809,303

		3,343,579

Energy - 6.2%

Anadarko Petroleum Corp	10,864	505,936
Bristow Group Inc	28,356	536,495
Cimarex Energy Co	20,909	2,033,818
Diamondback Energy Inc *	28,845	2,226,257
Energen Corp	62,008	2,268,873
EQT Corp	23,260	1,564,468
Kosmos Energy Ltd *	50,612	294,562
Marathon Petroleum Corp	51,170	1,902,501
Parsley Energy Inc ‘A’ *	90,679	2,049,345
RSP Permian Inc *	42,826	1,243,667
Western Refining Inc	29,075	845,792

		15,471,714

Financials - 31.9%

Alleghany Corp *	5,817	2,886,395
Ally Financial Inc *	62,612	1,172,097
American Assets Trust Inc REIT	26,449	1,055,844
American Homes 4 Rent ‘A’ REIT	69,636	1,107,212
Aon PLC	40,707	4,251,846
BB&T Corp	71,824	2,389,584
Boston Properties Inc REIT	25,129	3,193,393
CNO Financial Group Inc	64,697	1,159,370
Discover Financial Services	61,004	3,106,324
Douglas Emmett Inc REIT	47,480	1,429,623
East West Bancorp Inc	49,043	1,592,917
Equity Residential REIT	47,854	3,590,486
Essex Property Trust Inc REIT	6,989	1,634,448
Fifth Third Bancorp	204,688	3,416,243
General Growth Properties Inc REIT	43,359	1,289,063
Huntington Bancshares Inc	296,565	2,829,230
Kilroy Realty Corp REIT	13,826	855,415
Kimco Realty Corp REIT	96,734	2,784,005
Loews Corp	41,869	1,601,908
Marsh & McLennan Cos Inc	38,550	2,343,454
Moody’s Corp	10,231	987,905
Navient Corp	101,179	1,211,113
Raymond James Financial Inc	50,367	2,397,973
Regency Centers Corp REIT	45,215	3,384,343
Reinsurance Group of America Inc	23,303	2,242,914
SEI Investments Co	48,847	2,102,863
SL Green Realty Corp REIT	28,263	2,738,119
SLM Corp *	122,120	776,683
State Street Corp	19,198	1,123,467
SunTrust Banks Inc	74,433	2,685,543
TD Ameritrade Holding Corp	102,108	3,219,465
The Allstate Corp	36,754	2,476,117
The Charles Schwab Corp	43,000	1,204,860
The Macerich Co REIT	18,424	1,459,918

	Shares	Value
Torchmark Corp	25,574	$1,385,088
Unum Group	96,528	2,984,646
Willis Towers Watson PLC	8,176	970,164
WR Berkley Corp	30,238	1,699,376
XL Group PLC (Ireland)	39,728	1,461,990

		80,201,404

Health Care - 7.4%

Becton Dickinson and Co	12,795	1,942,537
Boston Scientific Corp *	115,605	2,174,530
Bruker Corp	26,804	750,512
Cardinal Health Inc	41,841	3,428,870
DaVita HealthCare Partners Inc *	18,391	1,349,532
ICON PLC *	39,167	2,941,442
Laboratory Corp of America Holdings *	14,684	1,719,937
St Jude Medical Inc	29,788	1,638,340
Zimmer Biomet Holdings Inc	23,900	2,548,457

		18,494,157

Industrials - 13.5%

Curtiss-Wright Corp	18,000	1,362,060
Delta Air Lines Inc	15,140	737,015
Equifax Inc	29,277	3,346,068
Fluor Corp	24,421	1,311,408
Hubbell Inc	10,474	1,109,511
Huntington Ingalls Industries Inc	25,000	3,423,500
Ingersoll-Rand PLC	38,380	2,379,944
ManpowerGroup Inc	36,052	2,935,354
Masco Corp	124,440	3,913,638
Parker-Hannifin Corp	9,198	1,021,714
Robert Half International Inc	87,938	4,096,152
Stanley Black & Decker Inc	27,040	2,844,878
Textron Inc	37,408	1,363,896
The Timken Co	28,874	966,990
WABCO Holdings Inc *	10,586	1,131,855
WESCO International Inc *	33,728	1,843,910

		33,787,893

Information Technology - 15.2%

Activision Blizzard Inc	118,831	4,021,241
Alliance Data Systems Corp *	6,310	1,388,200
Amdocs Ltd	66,955	4,045,421
Arrow Electronics Inc *	45,588	2,936,323
Avnet Inc	51,170	2,266,831
Broadcom Ltd (Singapore)	14,511	2,241,949
eBay Inc *	36,155	862,658
Fidelity National Information Services Inc	47,684	3,018,874
Flextronics International Ltd *	141,300	1,704,078
Harris Corp	38,251	2,978,223
IAC/InterActiveCorp	27,413	1,290,604
Jabil Circuit Inc	91,003	1,753,628
Microsemi Corp *	54,660	2,094,025
NetEase Inc ADR (China)	10,033	1,440,538
ON Semiconductor Corp *	55,550	532,725
Seagate Technology PLC	23,700	816,465
TE Connectivity Ltd (Switzerland)	24,421	1,512,148
Total System Services Inc	38,049	1,810,371
Western Digital Corp	33,161	1,566,526

		38,280,828

Materials - 7.5%

Avery Dennison Corp	22,834	1,646,560
Berry Plastics Group Inc *	27,733	1,002,548
CF Industries Holdings Inc	37,438	1,173,307
Crown Holdings Inc *	32,348	1,604,137
Graphic Packaging Holding Co	297,544	3,823,440
Methanex Corp (Canada)	21,429	688,299
Packaging Corp of America	25,693	1,551,857
PolyOne Corp	27,455	830,514
PPG Industries Inc	11,142	1,242,222

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120 and B-121

PACIFIC FUNDS

PF MID-CAP VALUE FUND

Schedule of Investments (Continued)

March 31, 2016

	Shares	Value
Steel Dynamics Inc	54,788	$1,233,278
The Mosaic Co	37,358	1,008,666
The Valspar Corp	18,215	1,949,369
WestRock Co	27,308	1,065,831

		18,820,028

Utilities - 7.5%

Alliant Energy Corp	21,767	1,616,853
Ameren Corp	37,217	1,864,572
American Electric Power Co Inc	48,630	3,229,032
Edison International	47,763	3,433,682
FirstEnergy Corp	43,572	1,567,285
Great Plains Energy Inc	58,026	1,871,338
PG&E Corp	49,539	2,958,469
Portland General Electric Co	38,965	1,538,728
Westar Energy Inc	12,811	635,554

		18,715,513

Total Common Stocks (Cost $247,972,489)		245,333,984

SHORT-TERM INVESTMENT - 1.9%

Money Market Fund - 1.9%

BlackRock Liquidity Funds T-Fund Portfolio	4,882,243	4,882,243

Total Short-Term Investment (Cost $4,882,243)		4,882,243

TOTAL INVESTMENTS - 99.7% (Cost $252,854,732)		250,216,227

OTHER ASSETS & LIABILITIES, NET - 0.3%		751,733

NET ASSETS - 100.0%		$250,967,960

Notes to Schedule of Investments

(a)	As of March 31, 2016, the Fund’s composition by sector as a percentage of net assets was as follows:

Financials	31.9%
Information Technology	15.2%
Industrials	13.5%
Materials	7.5%
Utilities	7.5%
Health Care	7.4%
Consumer Discretionary	7.3%
Energy	6.2%
Others (each less than 3.0%)	3.2%

99.7%
Other Assets & Liabilities, Net	0.3%

100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2016:

		Total Value at March 31, 2016	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$245,333,984	$245,333,984	$—	$—
	Short-Term Investment	4,882,243	4,882,243	—	—

	Total	$250,216,227	$250,216,227	$—	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120 and B-121

PACIFIC FUNDS

PF SMALL-CAP GROWTH FUND

Schedule of Investments

March 31, 2016

	Shares	Value
WARRANTS - 0.0%

Health Care - 0.0%

Neuralstem Inc Exercise @ $3.64 Exp 01/02/19 *	15,525	$823

Total Warrants (Cost $0)		823

COMMON STOCKS - 97.6%

Consumer Discretionary - 17.8%

2U Inc *	12,026	271,788
Bright Horizons Family Solutions Inc *	8,246	534,176
Burlington Stores Inc *	9,034	508,072
Carter’s Inc	3,004	316,562
Dave & Buster’s Entertainment Inc *	433	16,792
Five Below Inc *	9,052	374,210
IMAX Corp *	9,853	306,330
iRobot Corp *	6,905	243,746
Liberty TripAdvisor Holdings Inc ‘A’ *	10,768	238,619
Panera Bread Co ‘A’ *	3,662	750,087
Pool Corp	7,468	655,242
Sinclair Broadcast Group Inc ‘A’	15,765	484,774
Skechers U.S.A. Inc ‘A’ *	5,901	179,685
Sonic Corp	12,259	431,026
Texas Roadhouse Inc	12,253	533,986
The Cheesecake Factory Inc	7,788	413,465
Vail Resorts Inc	2,297	307,109
Vista Outdoor Inc *	8,761	454,784
Wayfair Inc ‘A’ *	10,959	473,648

		7,494,101

Consumer Staples - 3.7%

Blue Buffalo Pet Products Inc *	20,175	517,690
Calavo Growers Inc	8,937	509,945
Performance Food Group Co *	17,154	400,546
Pilgrim’s Pride Corp *	5,802	147,371

		1,575,552

Energy - 0.4%

GasLog Ltd (Monaco)	16,506	160,768

Financials - 7.2%

Bank of the Ozarks Inc	3,766	158,059
CBOE Holdings Inc	5,852	382,311
CoreSite Realty Corp REIT	4,270	298,943
CubeSmart REIT	11,387	379,187
MarketAxess Holdings Inc	5,261	656,731
Morningstar Inc	4,175	368,527
PrivateBancorp Inc	4,525	174,665
Sovran Self Storage Inc REIT	3,118	367,768
Western Alliance Bancorp *	5,263	175,679
WisdomTree Investments Inc	7,108	81,244

		3,043,114

Health Care - 17.4%

ABIOMED Inc *	4,510	427,593
ACADIA Pharmaceuticals Inc *	780	21,809
Agios Pharmaceuticals Inc *	2,878	116,847
Align Technology Inc *	8,400	610,596
athenahealth Inc *	1,192	165,426
Bruker Corp	14,575	408,100
Charles River Laboratories International Inc *	4,130	313,632
DENTSPLY SIRONA Inc l	—	23
Glaukos Corp *	5,973	100,705
IDEXX Laboratories Inc *	7,710	603,847

	Shares	Value
Integra LifeSciences Holdings Corp *	4,898	$329,929
Juno Therapeutics Inc *	2,527	96,253
Nevro Corp *	5,276	296,828
Pacific Biosciences of California Inc *	35,388	300,798
Penumbra Inc *	6,244	287,224
Press Ganey Holdings Inc *	13,170	396,154
Prestige Brands Holdings Inc *	10,298	549,810
Sage Therapeutics Inc *	5,233	167,770
Sarepta Therapeutics Inc *	10,699	208,844
Spark Therapeutics Inc *	3,342	98,622
STERIS PLC	6,232	442,784
Team Health Holdings Inc *	4,202	175,686
Ultragenyx Pharmaceutical Inc *	1,845	116,807
VCA Inc *	5,832	336,448
Veeva Systems Inc ‘A’ *	12,007	300,655
West Pharmaceutical Services Inc	2,664	184,668
Zeltiq Aesthetics Inc *	10,856	294,849

		7,352,707

Industrials - 13.9%

Beacon Roofing Supply Inc *	7,838	321,436
Builders FirstSource Inc *	12,970	146,172
Graco Inc	3,861	324,170
Healthcare Services Group Inc	9,962	366,701
HEICO Corp	6,472	389,161
Knight Transportation Inc	16,284	425,827
MSC Industrial Direct Co Inc ‘A’	5,570	425,047
Nordson Corp	5,354	407,118
Proto Labs Inc *	6,019	464,005
RBC Bearings Inc *	6,031	441,831
Swift Transportation Co *	23,876	444,810
The Toro Co	6,242	537,561
TransUnion *	18,707	516,500
WageWorks Inc *	6,394	323,600
Watsco Inc	2,392	322,298

		5,856,237

Information Technology - 34.0%

Arista Networks Inc *	2,308	145,635
Atlassian Corp PLC ‘A’ (United Kingdom)	8,940	224,841
Belden Inc	7,900	484,902
Benefitfocus Inc *	10,453	348,608
BroadSoft Inc *	13,092	528,262
Cavium Inc *	3,631	222,072
Cimpress NV (Netherlands) *	6,000	544,140
Cirrus Logic Inc *	11,876	432,405
Coherent Inc *	4,992	458,765
Cray Inc *	11,415	478,403
Cree Inc *	13,468	391,919
Criteo SA ADR (France) *	10,549	436,940
CSRA Inc	13,128	353,143
Ellie Mae Inc *	6,461	585,625
EPAM Systems Inc *	3,701	276,354
Fair Isaac Corp	4,580	485,892
FEI Co	2,467	219,588
FLIR Systems Inc	11,816	389,337
GoDaddy Inc ‘A’ *	12,893	416,831
GrubHub Inc *	8,875	223,029
HubSpot Inc *	4,544	198,209
Infinera Corp *	4,105	65,926
Inphi Corp *	260	8,668
IPG Photonics Corp *	3,574	343,390
Materialise NV ADR (Belgium) *	12,046	91,550
MaxLinear Inc ‘A’ *	346	6,401
Mellanox Technologies Ltd (Israel) *	9,645	524,013
Microsemi Corp *	13,030	499,179
Monolithic Power Systems Inc	5,519	351,229
Paycom Software Inc *	7,650	272,340
Paylocity Holdings Corp *	8,016	262,444
Shopify Inc ‘A’ (Canada) *	7,293	205,736

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120 and B-121

PACIFIC FUNDS

PF SMALL-CAP GROWTH FUND

Schedule of Investments (Continued)

March 31, 2016

	Shares	Value
Square Inc ‘A’ *	17,257	$263,687
Stamps.com Inc *	5,193	551,912
SunPower Corp *	18,418	411,458
Synaptics Inc *	3,942	314,335
The Rubicon Project Inc *	20,307	371,212
The Ultimate Software Group Inc *	1,713	331,466
Trimble Navigation Ltd *	12,669	314,191
Universal Display Corp *	6,036	326,548
ViaSat Inc *	730	53,640
WebMD Health Corp *	11,136	697,448
Zendesk Inc *	10,342	216,458

		14,328,131

Materials - 1.0%

The Scotts Miracle-Gro Co ‘A’	5,785	420,974

Telecommunication Services - 0.4%

Cogent Communications Holdings Inc	4,340	169,390

Utilities - 1.8%

Aqua America Inc	3,157	100,456
ITC Holdings Corp	6,655	289,958
New Jersey Resources Corp	2,898	105,574
ONE Gas Inc	4,350	265,785

		761,773

Total Common Stocks (Cost $36,889,413)		41,162,747

SHORT-TERM INVESTMENT - 2.3%

Money Market Fund - 2.3%

BlackRock Liquidity Funds T-Fund Portfolio	976,346	976,346

Total Short-Term Investment (Cost $976,346)		976,346

TOTAL INVESTMENTS - 99.9% (Cost $37,865,759)		42,139,916

OTHER ASSETS & LIABILITIES, NET - 0.1%		55,977

NET ASSETS - 100.0%		$42,195,893

Notes to Schedule of Investments

(a)	As of March 31, 2016, the Fund’s composition by sector as a percentage of net assets was as follows:

Information Technology	34.0%
Consumer Discretionary	17.8%
Health Care	17.4%
Industrials	13.9%
Financials	7.2%
Consumer Staples	3.7%
Others (each less than 3.0%)	5.9%

99.9%
Other Assets & Liabilities, Net	0.1%

100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2016:

		Total Value at March 31, 2016	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Assets	Warrants	$823	$—	$823	$—
	Common Stocks	41,162,747	41,162,747	—	—
	Short-Term Investment	976,346	976,346	—	—

	Total	$42,139,916	$42,139,093	$823	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120 and B-121

PACIFIC FUNDS

PF SMALL-CAP VALUE FUND

Schedule of Investments

March 31, 2016

	Shares	Value
COMMON STOCKS - 98.5%

Consumer Discretionary - 19.5%

Big Lots Inc	64,100	$2,903,089
Bloomin’ Brands Inc	154,810	2,611,645
Cable One Inc	4,270	1,866,545
Caleres Inc	62,740	1,774,915
Citi Trends Inc	142,030	2,532,395
Crocs Inc *	222,080	2,136,410
Dana Holding Corp	151,780	2,138,580
Ethan Allen Interiors Inc	67,960	2,162,487
FTD Cos Inc *	69,920	1,835,400
Helen of Troy Ltd *	16,800	1,741,992
MarineMax Inc *	118,300	2,303,301
Meritage Homes Corp *	50,780	1,851,439
Murphy USA Inc *	23,850	1,465,583
Office Depot Inc *	253,930	1,802,903
Scholastic Corp	74,490	2,783,691
Shutterfly Inc *	40,120	1,860,364
Tenneco Inc *	35,430	1,824,999
The Children’s Place Inc	39,780	3,320,437

		38,916,175

Consumer Staples - 1.4%

Cott Corp (Canada)	203,070	2,820,642

Energy - 5.3%

Gulfport Energy Corp *	40,090	1,136,151
Noble Energy Inc l	—	28
Oil States International Inc *	50,530	1,592,706
QEP Resources Inc	224,440	3,166,848
RPC Inc	137,500	1,949,750
Synergy Resources Corp *	348,380	2,706,913

		10,552,396

Financials - 26.4%

1st Source Corp	46,529	1,481,483
Aspen Insurance Holdings Ltd (Bermuda)	18,270	871,479
Associated Banc-Corp	124,470	2,232,992
CNO Financial Group Inc	102,850	1,843,072
Customers Bancorp Inc *	78,736	1,860,532
Essent Group Ltd *	102,670	2,135,536
First American Financial Corp	78,140	2,977,915
First Commonwealth Financial Corp	139,450	1,235,527
First Niagara Financial Group Inc	203,200	1,966,976
FirstMerit Corp	118,490	2,494,214
Fulton Financial Corp	135,740	1,816,201
Gramercy Property Trust REIT	376,396	3,180,550
Greenhill & Co Inc	54,580	1,211,676
HomeStreet Inc *	78,640	1,636,498
Independent Bank Group Inc	34,630	948,862
National Storage Affiliates Trust REIT	127,860	2,710,632
Ramco-Gershenson Properties Trust REIT	122,520	2,209,036
State Auto Financial Corp	26,530	585,252
Sterling Bancorp	137,160	2,184,959
Summit Hotel Properties Inc REIT	110,530	1,323,044
Synovus Financial Corp	64,340	1,860,069
Texas Capital Bancshares Inc *	44,260	1,698,699
The Hanover Insurance Group Inc	23,240	2,096,713
Validus Holdings Ltd	51,910	2,449,633
Webster Financial Corp	72,780	2,612,802
Wilshire Bancorp Inc	152,740	1,573,222
WSFS Financial Corp	51,415	1,672,016
Zions Bancorp	69,870	1,691,553

		52,561,143

Health Care - 3.6%

LifePoint Health Inc *	35,030	2,425,827
Molina Healthcare Inc *	41,940	2,704,711
WellCare Health Plans Inc *	21,390	1,983,923

		7,114,461

	Shares	Value
Industrials - 18.4%

ABM Industries Inc	61,660	$1,992,235
AECOM *	89,149	2,744,888
Aegion Corp *	113,100	2,385,279
Air Transport Services Group Inc *	135,810	2,088,758
Covenant Transportation Group Inc ‘A’ *	84,070	2,033,653
EMCOR Group Inc	54,350	2,641,410
Granite Construction Inc	60,300	2,882,340
Mistras Group Inc *	95,940	2,376,434
MRC Global Inc *	179,070	2,352,980
Oshkosh Corp	56,020	2,289,537
Regal Beloit Corp	37,660	2,375,969
Saia Inc *	68,930	1,940,380
SkyWest Inc	141,085	2,820,289
Viad Corp	91,680	2,673,389
Wabash National Corp *	96,520	1,274,064
WESCO International Inc *	32,350	1,768,575

		36,640,180

Information Technology - 18.7%

Advanced Micro Devices Inc *	190,430	542,725
Anixter International Inc *	9,723	506,666
Booz Allen Hamilton Holding Corp	76,360	2,312,181
Cabot Microelectronics Corp	36,470	1,491,988
Celestica Inc (Canada) *	121,930	1,338,791
CSG Systems International Inc	54,070	2,441,801
Cypress Semiconductor Corp	243,866	2,111,880
Daktronics Inc	141,220	1,115,638
ExlService Holdings Inc *	22,940	1,188,292
Extreme Networks Inc *	27,000	83,970
Finisar Corp *	177,650	3,240,336
FormFactor Inc *	323,483	2,351,721
Mitel Networks Corp *	284,830	2,329,909
MKS Instruments Inc	57,350	2,159,227
NCR Corp *	103,830	3,107,632
Polycom Inc *	152,806	1,703,787
SunEdison Semiconductor Ltd *	222,230	1,440,050
Sykes Enterprises Inc *	37,886	1,143,399
TTM Technologies Inc *	162,075	1,077,799
Unisys Corp *	127,060	978,362
Verint Systems Inc *	67,330	2,247,475
Vishay Intertechnology Inc	202,330	2,470,449

		37,384,078

Materials - 2.1%

A Schulman Inc	66,850	1,819,657
Graphic Packaging Holding Co	181,240	2,328,934

		4,148,591

Utilities - 3.1%

PNM Resources Inc	90,800	3,061,776
Southwest Gas Corp	48,820	3,214,797

		6,276,573

Total Common Stocks (Cost $185,920,064)		196,414,239

SHORT-TERM INVESTMENT - 1.4%

Money Market Fund - 1.4%

BlackRock Liquidity Funds T-Fund Portfolio	2,806,002	2,806,002

Total Short-Term Investment (Cost $2,806,002)		2,806,002

TOTAL INVESTMENTS - 99.9% (Cost $188,726,066)		199,220,241

OTHER ASSETS & LIABILITIES, NET - 0.1%		104,158

NET ASSETS - 100.0%		$199,324,399

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120 and B-121

PACIFIC FUNDS

PF SMALL-CAP VALUE FUND

Schedule of Investments (Continued)

March 31, 2016

Notes to Schedule of Investments

(a)	As of March 31, 2016, the Fund’s composition by sector as a percentage of net assets was as follows:

Financials	26.4%
Consumer Discretionary	19.5%
Information Technology	18.7%
Industrials	18.4%
Energy	5.3%
Health Care	3.6%
Utilities	3.1%
Others (each less than 3.0%)	4.9%

99.9%
Other Assets & Liabilities, Net	0.1%

100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2016:

		Total Value at March 31, 2016	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$196,414,239	$196,414,239	$—	$—
	Short-Term Investment	2,806,002	2,806,002	—	—

	Total	$199,220,241	$199,220,241	$—	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120 and B-121

PACIFIC FUNDS

PF EMERGING MARKETS FUND

Schedule of Investments

March 31, 2016

	Shares	Value
WARRANTS - 0.1%

Malaysia - 0.1%

Genting Bhd Exercise @ MYR 7.96 Exp 12/18/18 *	137,750	$78,734

Total Warrants (Cost $64,905)		78,734

PREFERRED STOCKS - 2.6%

Brazil - 2.1%

Cia Brasileira de Distribuicao	12,800	177,815
Lojas Americanas SA	499,118	2,323,708

		2,501,523

Colombia - 0.4%

Banco Davivienda SA	54,827	487,877

India - 0.1%

Zee Entertainment Enterprises Ltd +	7,089,243	90,831

Total Preferred Stocks (Cost $2,582,870)		3,080,231

COMMON STOCKS - 91.8%

Brazil - 3.7%

BM&FBovespa SA	351,616	1,496,176
Embraer SA ADR	40,950	1,079,442
Estacio Participacoes SA	181,500	592,608
Kroton Educacional SA	196,843	628,470
Sul America SA	116,435	519,086

		4,315,782

China - 23.9%

Alibaba Group Holding Ltd ADR *	55,363	4,375,338
Baidu Inc ADR *	20,750	3,960,760
China Lodging Group Ltd ADR	13,842	528,903
China Pacific Insurance Group Co Ltd ‘H’	308,600	1,158,934
Ctrip.com International Ltd ADR *	67,060	2,968,076
Homeinns Hotel Group ADR *	15,810	563,627
JD.com Inc ADR *	79,412	2,104,418
New Oriental Education & Technology Group Inc ADR	55,910	1,933,927
PICC Property & Casualty Co Ltd ‘H’	298,000	548,698
Sinopharm Group Co Ltd ‘H’	474,200	2,143,029
SOHO China Ltd	822,500	393,510
Tencent Holdings Ltd	266,422	5,446,829
Tingyi Cayman Islands Holding Corp	684,000	764,237
Tsingtao Brewery Co Ltd ‘H’	88,000	334,948
Want Want China Holdings Ltd	1,307,000	969,152

		28,194,386

Colombia - 2.3%

Almacenes Exito SA	66,509	345,788
Almacenes Exito SA GDR ~	44,400	230,627
Grupo Aval Acciones y Valores SA ADR	146,130	1,129,585
Grupo de Inversiones Suramericana SA	75,073	985,791

		2,691,791

Egypt - 0.6%

Commercial International Bank Egypt SAE	151,345	654,128

	Shares	Value
France - 2.7%

Kering	7,140	$1,274,799
LVMH Moet Hennessy Louis Vuitton SE	11,038	1,886,139

		3,160,938

Hong Kong - 6.6%

AIA Group Ltd	476,400	2,707,869
Hang Lung Group Ltd	167,000	479,390
Hang Lung Properties Ltd	167,000	318,839
Hong Kong Exchanges and Clearing Ltd	60,712	1,462,926
Jardine Strategic Holdings Ltd	50,511	1,507,808
Melco Crown Entertainment Ltd ADR	77,130	1,273,416

		7,750,248

India - 14.8%

Apollo Hospitals Enterprise Ltd	50,739	1,018,182
Asian Paints Ltd	18,187	238,453
Cipla Ltd	22,974	177,559
Dr Reddy’s Laboratories Ltd	30,790	1,406,713
Glenmark Pharmaceuticals Ltd	31,910	383,036
Housing Development Finance Corp Ltd	293,470	4,897,166
Infosys Ltd	192,785	3,542,119
Kotak Mahindra Bank Ltd	68,351	702,385
Lupin Ltd	6,420	143,384
Sun Pharmaceutical Industries Ltd	68,835	852,061
Tata Consultancy Services Ltd	35,263	1,341,944
UltraTech Cement Ltd	16,473	803,360
Zee Entertainment Enterprises Ltd	327,098	1,910,732

		17,417,094

Indonesia - 1.9%

P.T. Astra International Tbk	2,049,000	1,119,998
P.T. Indocement Tunggal Prakarsa Tbk	441,500	656,480
P.T. Semen Indonesia Persero Tbk	567,000	434,586

		2,211,064

Italy - 1.6%

Prada SPA	545,300	1,876,866

Japan - 0.6%

Fast Retailing Co Ltd	2,200	702,954

Malaysia - 2.5%

Genting Bhd	933,500	2,345,291
Genting Malaysia Bhd	556,000	646,856

		2,992,147

Mexico - 5.8%

America Movil SAB de CV ‘L’ ADR	42,330	657,385
Fomento Economico Mexicano SAB de CV	117,834	1,135,703
Grupo Aeroportuario del Sureste SAB de CV ‘B’	36,204	545,119
Grupo Financiero Banorte SAB de CV ‘O’	270,865	1,534,998
Grupo Financiero Inbursa SAB de CV ‘O’	618,045	1,237,009
Grupo Televisa SAB ADR	43,820	1,203,297
Telesites SAB de CV *	64,950	36,653
Wal-Mart de Mexico SAB de CV	188,284	445,723

		6,795,887

Nigeria - 0.6%

Nigerian Breweries PLC	874,224	470,013
Zenith Bank PLC	5,042,048	271,936

		741,949

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120 and B-121

PACIFIC FUNDS

PF EMERGING MARKETS FUND

Schedule of Investments (Continued)

March 31, 2016

	Shares	Value
Philippines - 3.1%

Jollibee Foods Corp	195,200	$962,116
SM Investments Corp	73,825	1,521,661
SM Prime Holdings Inc	2,566,070	1,223,962

		3,707,739

Poland - 0.5%

Bank Pekao SA	14,062	619,968

Russia - 7.8%

Alrosa PAO *	986,623	1,022,088
Magnit PJSC (RTS)	24,972	3,921,331
NOVATEK OAO GDR (LI) ~	29,452	2,640,424
Sberbank of Russia PAO ADR	235,400	1,634,137

		9,217,980

Singapore - 0.6%

Global Logistic Properties Ltd	472,000	673,196

South Korea - 1.2%

LG Household & Health Care Ltd	164	135,605
NAVER Corp	2,387	1,330,203

		1,465,808

Switzerland - 0.6%

Glencore PLC	313,515	704,924

Taiwan - 3.3%

Taiwan Semiconductor Manufacturing Co Ltd	791,995	3,950,339

Thailand - 0.8%

Airports of Thailand PCL	34,600	395,372
CP ALL PCL	456,200	593,267

		988,639

Turkey - 1.3%

Anadolu Efes Biracilik Ve Malt Sanayii AS	95,226	724,645
BIM Birlesik Magazalar AS	40,293	873,669

		1,598,314

United Arab Emirates - 1.4%

DP World Ltd	89,700	1,684,774

United Kingdom - 2.4%

Old Mutual PLC	597,276	1,653,682
SABMiller PLC	19,661	1,200,848

		2,854,530

United States - 1.2%

Cognizant Technology Solutions Corp ‘A’ *	5,060	317,262
Las Vegas Sands Corp	20,360	1,052,205

		1,369,467

Total Common Stocks (Cost $88,615,628)		108,340,912

	Shares	Value
SHORT-TERM INVESTMENT - 5.2%

Money Market Fund - 5.2%

BlackRock Liquidity Funds T-Fund Portfolio	6,179,107	$6,179,107

Total Short-Term Investment (Cost $6,179,107)		6,179,107

TOTAL INVESTMENTS - 99.7% (Cost $97,442,510)		117,678,984

OTHER ASSETS & LIABILITIES, NET - 0.3%		370,485

NET ASSETS - 100.0%		$118,049,469

Notes to Schedule of Investments

(a)	As of March 31, 2016, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer Discretionary	23.8%
Financials	22.7%
Information Technology	20.6%
Consumer Staples	10.3%
Industrials	5.7%
Short-Term Investment	5.2%
Health Care	5.2%
Materials	3.4%
Others (each less than 3.0%)	2.8%

99.7%
Other Assets & Liabilities, Net	0.3%

100.0%

(b)	As of March 31, 2016, the Fund’s composition by country of risk as a percentage of net assets was as follows:

China	23.9%
India	14.9%
Russia	7.8%
Hong Kong	6.6%
United States (Includes Short-Term Investment)	6.4%
Brazil	5.8%
Mexico	5.8%
Taiwan	3.3%
Philippines	3.1%
Others (each less than 3.0%)	22.1%

99.7%
Other Assets & Liabilities, Net	0.3%

100.0%

(c)	An Investment with a value of $90,831 or less than 0.1% of the Fund’s net assets was valued by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee or to the Board of Trustees,

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120 and B-121

PACIFIC FUNDS

PF EMERGING MARKETS FUND

Schedule of Investments (Continued)

March 31, 2016

(d)	Fair Value Measurements

The following is a summary of the Fund's investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund's assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2016:

		Total Value at March 31, 2016	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Warrants	$78,734	$78,734	$—	$—
	Preferred Stocks
	Brazil	2,501,523	2,501,523	—	—
	Colombia	487,877	487,877	—	—
	India	90,831	—	—	90,831

	Total Preferred Stocks	3,080,231	2,989,400		90,831

	Common Stocks
	Brazil	4,315,782	4,315,782	—	—
	China	28,194,386	16,435,049	11,759,337	—
	Colombia	2,691,791	2,115,376	576,415	—
	Egypt	654,128	654,128	—	—
	France	3,160,938	—	3,160,938	—
	Hong Kong	7,750,248	1,273,416	6,476,832	—
	India	17,417,094	—	17,417,094	—
	Indonesia	2,211,064	—	2,211,064	—
	Italy	1,876,866	1,876,866	—	—
	Japan	702,954	—	702,954	—
	Malaysia	2,992,147	—	2,992,147	—
	Mexico	6,795,887	6,795,887	—	—
	Nigeria	741,949	470,013	271,936	—
	Philippines	3,707,739	—	3,707,739	—
	Poland	619,968	—	619,968	—
	Russia	9,217,980	—	9,217,980	—
	Singapore	673,196	—	673,196	—
	South Korea	1,465,808	—	1,465,808	—
	Switzerland	704,924	—	704,924	—
	Taiwan	3,950,339	—	3,950,339	—
	Thailand	988,639	395,372	593,267	—
	Turkey	1,598,314	—	1,598,314	—
	United Arab Emirates	1,684,774	—	1,684,774	—
	United Kingdom	2,854,530	—	2,854,530	—
	United States	1,369,467	1,369,467	—	—

	Total Common Stocks	108,340,912	35,701,356	72,639,556	—

	Short-Term Investment	6,179,107	6,179,107	—	—

	Total	$117,678,984	$44,948,597	$72,639,556	$90,831

Transfers between different levels of the fair value hierarchy during the period were as follows:

Amount	Level Transfer		Change in Fair Valuation Measurement Input
Transferred	From	To	From	To
$2,895,766	1	2	Unadjusted Exchange-Traded Price	Adjusted Exchange-Traded Price using an Applied Foreign Fair Value Factor
2,530,994	2	1	Adjusted Exchange-Traded Price using an Applied Foreign Fair Value Factor	Unadjusted Exchange-Traded Price
90,831	1	3	Unadjusted Exchange-Traded Price	Methodology Approved By The Trustee Valuation Committee

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120 and B-121

PACIFIC FUNDS

PF INTERNATIONAL LARGE-CAP FUND

Schedule of Investments

March 31, 2016

	Shares	Value
COMMON STOCKS - 98.7%

Australia - 0.5%

Orica Ltd	122,674	$1,442,886

Belgium - 0.7%

KBC Groep NV	41,673	2,146,069

Brazil - 0.6%

Ambev SA ADR	356,099	1,844,593

Canada - 4.3%

Canadian National Railway Co	86,780	5,420,279
Element Financial Corp	155,465	1,675,850
Loblaw Cos Ltd	43,704	2,447,088
Suncor Energy Inc	110,526	3,078,133

		12,621,350

China - 0.7%

Alibaba Group Holding Ltd ADR *	26,889	2,125,038

Denmark - 0.7%

Carlsberg AS ‘B’	20,339	1,933,942

France - 15.2%

Air Liquide SA	53,491	6,001,217
Bureau Veritas SA	75,789	1,685,051
Danone SA	99,778	7,079,489
Dassault Systemes	26,239	2,078,961
Engie SA	226,597	3,510,814
Hermes International	1,914	673,006
L’Oreal SA	16,129	2,885,265
Legrand SA	45,239	2,528,595
LVMH Moet Hennessy Louis Vuitton SE	32,098	5,484,805
Pernod Ricard SA	57,189	6,368,162
Schneider Electric SE	90,108	5,678,662

		43,974,027

Germany - 10.6%

Bayer AG	87,481	10,251,073
Beiersdorf AG	58,944	5,309,340
Linde AG	24,336	3,535,986
Merck KGaA	29,039	2,415,577
MTU Aero Engines AG	13,992	1,339,257
ProSiebenSat.1 Media SE	35,731	1,834,250
SAP SE	75,685	6,090,264

		30,775,747

Hong Kong - 3.2%

AIA Group Ltd	1,124,862	6,393,742
Global Brands Group Holding Ltd *	8,878,639	1,075,611
Li & Fung Ltd	3,221,358	1,908,489

		9,377,842

India - 1.8%

Housing Development Finance Corp Ltd	190,865	3,184,985
Tata Consultancy Services Ltd	51,278	1,951,400

		5,136,385

Israel - 0.8%

Check Point Software Technologies Ltd *	25,233	2,207,131

	Shares	Value
Italy - 0.7%

Eni SPA	126,463	$1,909,936

Japan - 12.8%

Daikin Industeries Ltd	29,700	2,218,132
Denso Corp	140,500	5,639,748
FANUC Corp	18,000	2,787,634
Honda Motor Co Ltd	42,200	1,153,794
Hoya Corp	187,400	7,123,193
Inpex Corp	178,300	1,350,245
Japan Tobacco Inc	111,600	4,645,088
Kubota Corp	120,000	1,637,970
Kyocera Corp	69,600	3,064,571
Shin-Etsu Chemical Co Ltd	32,300	1,668,230
Terumo Corp	159,600	5,711,614

		37,000,219

Netherlands - 5.4%

Akzo Nobel NV	72,407	4,935,776
Heineken NV	17,659	1,597,747
ING Groep NV CVA	373,374	4,468,110
Randstad Holding NV	81,735	4,520,909

		15,522,542

Singapore - 2.0%

DBS Group Holdings Ltd	383,600	4,369,961
Singapore Telecommunications Ltd	488,862	1,383,799

		5,753,760

Spain - 1.4%

Amadeus IT Holding SA ‘A’	95,652	4,090,464

Sweden - 1.2%

Hennes & Mauritz AB ‘B’	104,547	3,479,760

Switzerland - 12.6%

Julius Baer Group Ltd	65,917	2,825,002
Kuehne + Nagel International AG	9,055	1,286,864
Nestle SA	148,105	11,051,709
Novartis AG	70,072	5,069,845
Roche Holding AG	35,970	8,832,084
Sonova Holding AG	11,725	1,496,401
UBS Group AG	378,148	6,082,903

		36,644,808

Taiwan - 3.3%

Hon Hai Precision Industry Co Ltd	527,031	1,387,281
Taiwan Semiconductor Manufacturing Co Ltd ADR	314,492	8,239,690

		9,626,971

United Kingdom - 17.9%

Barclays PLC	942,389	2,022,926
Compass Group PLC	488,976	8,619,830
Delphi Automotive PLC	18,306	1,373,316
Diageo PLC	168,293	4,537,848
HSBC Holdings PLC	593,844	3,693,083
Prudential PLC	143,505	2,670,400
Reckitt Benckiser Group PLC	70,451	6,795,446
Rio Tinto PLC	73,727	2,066,611
Rolls-Royce Holdings PLC	290,578	2,839,901
Sky PLC	316,427	4,649,738
Smiths Group PLC	183,060	2,822,811
WPP PLC	423,091	9,847,631

		51,939,541

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120 and B-121

PACIFIC FUNDS

PF INTERNATIONAL LARGE-CAP FUND

Schedule of Investments (Continued)

March 31, 2016

	Shares	Value
United States - 2.3%

Yum! Brands Inc	81,411	$6,663,490

Total Common Stocks (Cost $249,005,925)		286,216,501

	Principal Amount
SHORT-TERM INVESTMENT - 0.9%

Commercial Paper - 0.9%

General Electric Co 0.300% due 04/01/16	$2,475,000	2,475,000

Total Short-Term Investment (Cost $2,475,000)		2,475,000

TOTAL INVESTMENTS - 99.6% (Cost $251,480,925)		288,691,501

OTHER ASSETS & LIABILITIES, Net - 0.4%		1,171,721

NET ASSETS - 100.0%		$289,863,222

Notes to Schedule of Investments

(a)	As of March 31, 2016, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer Staples	19.5%
Consumer Discretionary	18.1%
Health Care	14.1%
Financials	13.6%
Industrials	12.0%
Information Technology	10.8%
Materials	6.8%
Others (each less than 3.0%)	4.7%

99.6%
Other Assets & Liabilities, Net	0.4%

100.0%

(b)	As of March 31, 2016, the Fund’s composition by country of risk as a percentage of net assets was as follows:

United Kingdom	17.9%
France	15.2%
Japan	12.8%
Switzerland	12.6%
Germany	10.6%
Netherlands	5.4%
Canada	4.3%
Taiwan	3.3%
Hong Kong	3.2%
United States (Includes Short-Term Investment)	3.2%
Others (each less than 3.0%)	11.1%

99.6%
Other Assets & Liabilities, Net	0.4%

100.0%

(c)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2016:

		Total Value at March 31, 2016	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Australia	$1,442,886	$—	$1,442,886	$—
	Belgium	2,146,069	—	2,146,069	—
	Brazil	1,844,593	1,844,593	—	—
	Canada	12,621,350	12,621,350	—	—
	China	2,125,038	2,125,038	—	—
	Denmark	1,933,942	—	1,933,942	—
	France	43,974,027	—	43,974,027	—
	Germany	30,775,747	—	30,775,747	—
	Hong Kong	9,377,842	—	9,377,842	—
	India	5,136,385	—	5,136,385	—
	Israel	2,207,131	2,207,131	—	—
	Italy	1,909,936	—	1,909,936	—
	Japan	37,000,219	—	37,000,219	—
	Netherlands	15,522,542	—	15,522,542	—
	Singapore	5,753,760	—	5,753,760	—
	Spain	4,090,464	—	4,090,464	—
	Sweden	3,479,760	—	3,479,760	—
	Switzerland	36,644,808	—	36,644,808	—
	Taiwan	9,626,971	8,239,690	1,387,281	—
	United Kingdom	51,939,541	1,373,316	50,566,225	—
	United States	6,663,490	6,663,490	—	—

	Total Common Stocks	286,216,501	35,074,608	251,141,893	—

	Short-Term Investment	2,475,000	—	2,475,000	—

	Total	$288,691,501	$35,074,608	$253,616,893	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120 and B-121

PACIFIC FUNDS

PF INTERNATIONAL SMALL-CAP FUND

Schedule of Investments

March 31, 2016

	Shares	Value
RIGHTS - 0.0%

Netherlands - 0.0%

Delta Lloyd NV Exp 04/07/16 *	23,427	$32,549

Total Rights (Cost $120,018)		32,549

COMMON STOCKS - 97.5%

Australia - 4.7%

Asaleo Care Ltd	210,247	293,319
Austal Ltd	195,136	234,497
Beach Energy Ltd	373,221	187,767
Challenger Ltd	75,926	487,239
CSR Ltd	137,032	345,729
Genworth Mortgage Insurance Australia Ltd	90,705	172,713
Independence Group NL	83,168	179,764
iSentia Group Ltd	95,363	253,398
JB Hi-Fi Ltd	24,995	451,345
Orora Ltd	294,270	563,275
Pacific Brands Ltd	497,838	393,049
Pact Group Holdings Ltd	68,568	262,124
Sandfire Resources NL	82,801	361,280
Sirtex Medical Ltd	8,914	197,512
Steadfast Group Ltd	295,194	405,018
The Star Entertainment Group Ltd	156,064	678,739
Western Areas Ltd +	100,233	149,825

		5,616,593

Austria - 0.3%

Wienerberger AG	15,832	304,029

Belgium - 0.7%

Mobistar SA *	12,747	285,042
Ontex Group NV	15,325	501,869

		786,911

Canada - 6.3%

Advantage Oil & Gas Ltd *	69,200	379,901
Bird Construction Inc	28,700	244,848
Canfor Pulp Products Inc	25,500	235,415
Cascades Inc	61,600	406,477
CCL Industries Inc ‘B’	4,300	816,131
Celestica Inc *	22,500	247,045
Chorus Aviation Inc	85,600	434,344
Genworth MI Canada Inc	15,342	361,593
Great Canadian Gaming Corp *	18,000	257,925
Intertape Polymer Group Inc	27,000	386,887
Kinaxis Inc *	6,900	229,247
Linamar Corp	6,300	303,128
Martinrea International Inc	43,500	343,646
Parex Resources Inc *	42,000	354,110
Parkland Fuel Corp	18,200	299,748
Ritchie Bros Auctioneers Inc	14,500	391,877
Sandvine Corp	93,900	200,995
SEMAFO Inc *	91,400	325,838
Sleep Country Canada Holdings Inc ~	18,700	280,914
The Intertain Group Ltd *	34,600	276,267
Transcontinental Inc ‘A’	32,700	518,164
Western Energy Services Corp	78,000	150,745
Wi-LAN Inc	8,922	20,334

		7,465,579

Denmark - 2.1%

Bakkafrost PF	13,570	525,100
NKT Holding AS	5,927	341,699

	Shares	Value
Royal Unibrew AS	12,070	$582,055
Schouw & Co	4,772	297,726
Sydbank AS	16,332	467,625
Topdanmark AS *	9,420	239,334

		2,453,539

Finland - 0.6%

Kesko OYJ ‘B’	7,035	310,426
Sponda OYJ	40,399	170,025
YIT OYJ	47,542	269,244

		749,695

France - 7.0%

Air France-KLM *	37,457	355,910
Alten SA	4,546	278,590
Atos SE	6,824	554,237
Coface SA *	37,461	308,909
Eiffage SA	6,628	508,597
Eutelsat Communications SA	14,605	471,031
Faurecia	11,078	419,403
Groupe Eurotunnel SE	39,673	444,164
Innate Pharma SA *	17,272	238,625
Ipsen SA	6,843	392,394
IPSOS	15,195	354,363
Nexity SA	7,129	371,023
Peugeot SA *	47,917	819,767
Saft Groupe SA	7,795	235,368
SCOR SE	18,548	653,929
Trigano SA	5,553	364,476
UBISOFT Entertainment *	14,387	451,148
Valeo SA	3,332	518,122
Veolia Environnement SA	21,302	512,715

		8,252,771

Germany - 6.4%

Aurubis AG	7,581	376,704
Covestro AG * ~	10,096	377,149
Freenet AG	14,256	425,786
Gerresheimer AG	5,349	418,510
Grand City Properties SA	15,698	360,035
HOCHTIEF AG	4,372	533,891
KION Group AG	8,259	480,490
Nordex SE *	13,124	359,130
OSRAM Licht AG	10,032	515,704
PATRIZIA Immobilien AG *	7,981	223,300
Pfeiffer Vacuum Technology AG	525	58,765
Rheinmetall AG	5,858	467,107
RHOEN-KLINIKUM AG	11,823	367,785
Salzgitter AG	11,471	324,140
SMA Solar Technology AG *	4,717	245,188
Software AG	16,972	662,879
STADA Arzneimittel AG	8,383	331,939
Talanx AG	10,992	374,595
TLG Immobilien AG	11,488	250,400
United Internet AG	8,766	439,204

		7,592,701

Hong Kong - 2.2%

Dah Sing Banking Group Ltd	232,000	407,992
Fortune REIT	360,900	386,626
HK Electric Investments & HK Electric Investments Ltd » ~	554,500	488,418
Kerry Properties Ltd	95,500	262,206
Lifestyle International Holdings Ltd	131,500	177,098
SmarTone Telecommunications Holdings Ltd	180,000	300,045
Texwinca Holdings Ltd	388,000	379,054
The United Laboratories International Holdings Ltd *	500,000	201,431

		2,602,870

Ireland - 0.3%

Irish Continental Group PLC	60,833	376,444

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120 and B-121

PACIFIC FUNDS

PF INTERNATIONAL SMALL-CAP FUND

Schedule of Investments (Continued)

March 31, 2016

	Shares	Value
Israel - 1.0%

Israel Discount Bank Ltd ‘A’ *	168,295	$285,065
Mizrahi Tefahot Bank Ltd	33,633	394,562
Orbotech Ltd *	12,898	306,714
Syneron Medical Ltd *	28,490	208,262

		1,194,603

Italy - 3.0%

Anima Holding SPA ~	65,687	479,025
Brembo SPA	11,585	598,953
De’ Longhi SPA	14,940	339,593
DiaSorin SPA	5,956	343,931
ERG SPA	34,077	463,392
Geox SPA *	69,082	223,689
Moncler SPA	20,218	341,069
Salini Impregilo SPA	90,665	382,580
Saras SPA *	260,777	418,228

		3,590,460

Japan - 23.5%

Accordia Golf Co Ltd	29,500	276,930
Accretive Co Ltd	69,500	280,967
Adastria Co Ltd	8,800	267,009
Ain Holdings Inc	7,700	394,468
Amuse Inc	15,400	317,507
Bank of the Ryukyus Ltd	22,800	255,833
Central Glass Co Ltd	80,000	434,048
Create SD Holdings Co Ltd	12,600	316,761
Daikyonishikawa Corp	34,000	487,127
Daiwabo Holdings Co Ltd	183,000	341,452
Dexerials Corp *	28,100	277,322
EDION Corp	37,000	280,406
Eiken Chemical Co Ltd	15,600	326,526
FIDEA Holdings Co Ltd	140,000	220,358
Foster Electric Co Ltd	12,900	272,061
Fujitsu General Ltd	32,000	493,668
Fukuda Corp	33,000	330,443
Furukawa Electric Co Ltd	173,000	373,547
Goldcrest Co Ltd	24,900	372,007
HANEDA ZENITH HOLDINGS Co Ltd	97,500	169,911
Haseko Corp	52,100	485,076
Hokuhoku Financial Group Inc	155,000	203,668
Idemitsu Kosan Co Ltd	21,500	383,631
Japan Aviation Electronics Industry Ltd	19,000	222,555
Japan Medical Dynamic Marketing Inc	51,400	277,547
Jeol Ltd	48,000	243,316
Kaken Pharmaceutical Co Ltd	9,000	544,038
Kinden Corp	30,000	367,718
Kitagawa Iron Works Co Ltd	123,000	226,168
Kohnan Shoji Co Ltd	20,500	304,808
Kyudenko Corp	17,722	421,393
Leopalace21 Corp *	58,700	354,270
Lion Corp	34,000	382,789
Marvelous Inc	33,500	300,580
Matsumotokiyoshi Holdings Co Ltd	9,700	507,268
Medical System Network Co Ltd	47,100	192,266
Meidensha Corp	99,000	450,781
Meisei Industrial Co Ltd	51,000	213,103
Mirait Holdings Corp	23,100	183,767
Morinaga & Co Ltd	60,000	305,267
Musashi Seimitsu Industry Co Ltd	14,000	277,550
Nakanishi Inc	7,700	244,469
Nexon Co Ltd	32,500	554,268
Nichi-iko Pharmaceutical Co Ltd	18,900	435,422
Nihon Unisys Ltd	33,300	440,656
Nippon Piston Ring Co Ltd	14,900	194,744
Nippon Suisan Kaisha Ltd	118,300	574,128
Nippon Thompson Co Ltd	63,000	225,051
Nipro Corp	25,800	244,869

	Shares	Value
Nissha Printing Co Ltd	21,300	$311,655
North Pacific Bank Ltd	90,000	227,555
OAK Capital Corp	86,200	136,734
Obayashi Road Corp	46,000	303,674
OKUMA Corp	38,000	265,449
Oracle Corp Japan	7,400	415,010
OSJB Holdings Corp	146,900	337,971
Riso Kagaku Corp	17,200	265,143
Ryobi Ltd	90,000	354,516
SAMTY Co Ltd	30,200	307,700
Sankyu Inc	82,000	374,148
Sanyo Special Steel Co Ltd	112,000	510,124
Seikagaku Corp	23,300	350,857
Sumitomo Osaka Cement Co Ltd	115,000	451,729
Sumitomo Real Estate Sales Co Ltd	16,000	307,666
Takuma Co Ltd	54,000	483,409
The Juroku Bank Ltd	62,000	184,901
The Okinawa Electric Power Co Inc	12,900	347,079
TOA ROAD Corp	82,000	273,158
Toagosei Co Ltd	47,500	395,257
Toho Gas Co Ltd	87,000	617,518
Token Corp	7,400	604,077
Tokuyama Corp *	141,000	217,749
Tokyo Tekko Co Ltd	71,000	239,235
Tokyu Construction Co Ltd	30,700	250,702
TonenGeneral Sekiyu KK	35,000	316,578
Toridoll Corp	22,200	447,584
Tosei Corp	47,200	341,614
Towa Corp	64,100	406,799
Toyota Boshoku Corp	14,100	229,751
Tsubakimoto Chain Co	37,000	228,975
Valor Holdings Co Ltd	9,500	239,525
Yuasa Trading Co Ltd	18,200	427,558
Zenkoku Hosho Co Ltd	14,600	494,515

		27,915,432

Luxembourg - 0.3%

APERAM SA	10,265	391,086

Malta - 0.3%

Unibet Group PLC SDR	27,433	310,970

Netherlands - 1.5%

ASM International NV	7,051	315,306
BinckBank NV	29,288	218,017
Boskalis Westminster	11,295	442,685
Corbion NV	16,444	390,070
Delta Lloyd NV	23,427	108,591
Euronext NV ~	6,651	275,850

		1,750,519

Norway - 0.2%

Protector Forsikring ASA	29,552	268,586

Portugal - 0.5%

CTT-Correios de Portugal SA	26,612	250,149
Sonae SGPS SA	257,651	310,122

		560,271

Singapore - 1.7%

CDL Hospitality Trusts REIT	219,000	213,827
Mapletree Greater China Commercial Trust REIT	412,709	292,497
Mapletree Industrial Trust REIT	296,400	350,669
Mapletree Logistics Trust REIT	458,000	342,833
SATS Ltd	86,000	251,935
Starhill Global REIT	423,600	245,098
Venture Corp Ltd	50,000	309,967

		2,006,826

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120 and B-121

PACIFIC FUNDS

PF INTERNATIONAL SMALL-CAP FUND

Schedule of Investments (Continued)

March 31, 2016

	Shares	Value
South Africa - 0.2%

Mondi PLC	15,306	$292,700

South Korea - 4.4%

Able C&C Co Ltd	12,033	311,131
Amotech Co Ltd *	17,380	333,477
CJ O Shopping Co Ltd	1,449	250,913
Daelim Industrial Co Ltd	3,898	310,000
Dongbu Insurance Co Ltd	6,395	425,320
Dongwon Development Co Ltd	66,645	264,529
Eugene Technology Co Ltd	20,092	247,043
Hanwha Life Insurance Co Ltd	39,478	231,382
Hyundai Marine & Fire Insurance Co Ltd	13,018	378,128
KB Insurance Co Ltd	10,929	325,715
NS Shopping Co Ltd *	1,825	300,121
Osstem Implant Co Ltd *	4,657	320,626
S-Oil Corp	4,776	409,530
Silicon Works Co Ltd	9,230	268,866
Tongyang Life Insurance Co Ltd	44,857	463,959
Vieworks Co Ltd	8,956	388,407

		5,229,147

Spain - 2.9%

Acciona SA	5,074	392,113
Almirall SA	7,623	127,866
Cia de Distribucion Integral Logista Holdings SA	17,384	392,253
Enagas SA	22,395	672,181
Gamesa Corp Tecnologica SA	53,425	1,051,370
Grupo Catalana Occidente SA	13,649	386,879
Mediaset Espana Comunicacion SA	32,159	369,113

		3,391,775

Sweden - 4.9%

Axfood AB	20,984	387,243
Betsson AB	13,661	211,682
Bilia AB ‘A’	14,850	332,383
BillerudKorsnas AB	33,537	547,471
Boliden AB	20,577	328,238
Castellum AB	25,758	408,909
Clas Ohlson AB ‘B’	22,881	436,697
Hemfosa Fastigheter AB	24,160	264,965
Intrum Justitia AB	13,031	459,215
Inwido AB	35,114	432,000
Medivir AB ‘B’ *	24,034	167,139
Mycronic AB	45,371	409,359
NCC AB ‘B’	7,809	284,227
NetEnt AB	4,215	237,761
Nobia AB	28,753	300,509
Peab AB	32,459	286,871
Wihlborgs Fastigheter AB	15,042	319,023

		5,813,692

Switzerland - 6.7%

Actelion Ltd	4,543	677,996
Adecco SA	10,181	662,286
Ascom Holding AG	15,434	289,493
Cembra Money Bank AG	6,506	454,112
Emmi AG	613	334,737
Flughafen Zuerich AG	626	560,018
Forbo Holding AG	410	496,234
Givaudan SA	435	852,513
Logitech International SA	28,455	452,227
Lonza Group AG	5,432	918,233
Oriflame Holding AG *	19,214	381,528
Partners Group Holding AG	1,687	677,750
Rieter Holding AG	1,584	341,984
Straumann Holding AG	1,583	544,857
Vontobel Holding AG	6,886	298,554

		7,942,522

	Shares	Value
Thailand - 0.3%

GFPT PCL NVDR	932,204	$320,727

United Kingdom - 15.5%

3i Group PLC	101,296	662,347
Acacia Mining PLC	77,282	311,293
Aldermore Group PLC *	87,640	264,332
Barratt Developments PLC	84,426	677,770
Beazley PLC	114,085	587,858
Bellway PLC	19,878	747,733
Berkeley Group Holdings PLC	11,759	542,193
Booker Group PLC	194,241	480,124
Britvic PLC	24,313	247,785
Computacenter PLC	24,336	292,842
Cranswick PLC	12,059	369,429
De La Rue PLC	44,327	284,195
Dialog Semiconductor PLC *	14,475	571,309
DS Smith PLC	106,468	622,873
Galliford Try PLC	22,391	460,694
Go-Ahead Group PLC	10,299	389,795
Grafton Group PLC	38,716	401,043
Great Portland Estates PLC REIT	20,061	209,431
Greggs PLC	20,300	316,734
Hill & Smith Holdings PLC	6,059	78,581
Howden Joinery Group PLC	63,307	434,522
Inchcape PLC	50,584	524,646
Inmarsat PLC	23,985	338,330
Intermediate Capital Group PLC	58,630	520,363
John Wood Group PLC	41,736	367,536
Kennedy Wilson Europe Real Estate PLC	13,477	226,162
LondonMetric Property PLC REIT	185,229	420,960
Man Group PLC	184,662	403,611
Marshalls PLC	62,881	321,513
Mitie Group PLC	83,406	307,724
Moneysupermarket.com Group PLC	90,717	413,464
National Express Group PLC	77,222	380,562
Northgate PLC	39,013	225,879
OneSavings Bank PLC	69,671	333,015
Persimmon PLC	18,904	564,873
QinetiQ Group PLC	127,240	416,069
Rathbone Brothers PLC	3,290	99,797
Rentokil Initial PLC	155,099	393,308
Safestore Holdings PLC REIT	86,754	418,266
Segro PLC REIT	47,962	282,117
St Modwen Properties PLC	37,298	162,046
Synthomer PLC	72,168	377,513
Taylor Wimpey PLC	256,646	699,452
WH Smith PLC	18,538	482,898
Workspace Group PLC REIT	33,537	376,712
WS Atkins PLC	20,887	410,066

		18,419,765

United States - 0.0%

ARRIS International PLC * l	—	18

Total Common Stocks (Cost $108,756,611)		115,600,231

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120 and B-121

PACIFIC FUNDS

PF INTERNATIONAL SMALL-CAP FUND

Schedule of Investments (Continued)

March 31, 2016

	Shares	Value
SHORT-TERM INVESTMENT - 1.3%

Money Market Fund - 1.3%

BlackRock Liquidity Funds T-Fund Portfolio	1,497,772	$1,497,772

Total Short-Term Investment (Cost $1,497,772)		1,497,772

TOTAL INVESTMENTS - 98.8% (Cost $110,374,401)		117,130,552

OTHER ASSETS & LIABILITIES, NET - 1.2%		1,427,685

NET ASSETS - 100.0%		$118,558,237

Notes to Schedule of Investments

(a)	As of March 31, 2016, the Fund’s composition by sector as a percentage of net assets was as follows:

Industrials	20.1%
Financials	19.4%
Consumer Discretionary	17.4%
Materials	9.6%
Information Technology	9.5%
Consumer Staples	7.5%
Health Care	7.2%
Energy	3.1%
Others (each less than 3.0%)	5.0%

98.8%
Other Assets & Liabilities, Net	1.2%

100.0%

(b)	As of March 31, 2016, the Fund’s composition by country of risk as a percentage of net assets was as follows:

Japan	23.5%
United Kingdom	15.5%
France	7.0%
Switzerland	6.7%
Germany	6.4%
Canada	6.3%
Sweden	4.9%
Australia	4.7%
South Korea	4.4%
Others (each less than 3.0%)	19.4%

98.8%
Other Assets & Liabilities, Net	1.2%

100.0%

(c)	An investment with a value of $149,825 or 0.1% of the Fund’s net assets was valued by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee or to the Board of Trustees.

(d)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2016:

		Total Value at March 31, 2016	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Rights	$32,549	$32,549	$—	$—
	Common Stocks
	Australia	5,616,593	—	5,466,768	149,825
	Austria	304,029	—	304,029	—
	Belgium	786,911	—	786,911	—
	Canada	7,465,579	7,465,579	—	—
	Denmark	2,453,539	—	2,453,539	—
	Finland	749,695	—	749,695	—
	France	8,252,771	—	8,252,771	—
	Germany	7,592,701	—	7,592,701	—
	Hong Kong	2,602,870	117,585	2,485,285	—
	Ireland	376,444	—	376,444	—
	Israel	1,194,603	514,976	679,627	—
	Italy	3,590,460	—	3,590,460	—
	Japan	27,915,432	—	27,915,432	—
	Luxembourg	391,086	—	391,086	—
	Malta	310,970	—	310,970	—
	Netherlands	1,750,519	—	1,750,519	—
	Norway	268,586	—	268,586	—
	Portugal	560,271	—	560,271	—
	Singapore	2,006,826	—	2,006,826	—
	South Africa	292,700	—	292,700	—
	South Korea	5,229,147	—	5,229,147	—
	Spain	3,391,775	—	3,391,775	—
	Sweden	5,813,692	—	5,813,692	—
	Switzerland	7,942,522	—	7,942,522	—
	Thailand	320,727	—	320,727	—
	United Kingdom	18,419,765	1,285,800	17,133,965	—
	United States	18	18	—	—

	Total Common Stocks	115,600,231	9,383,958	106,066,448	149,825

	Short-Term Investment	1,497,772	1,497,772	—	—

	Total	$117,130,552	$10,914,279	$106,066,448	$149,825

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120 and B-121

PACIFIC FUNDS

PF INTERNATIONAL VALUE FUND

Schedule of Investments

March 31, 2016

	Shares	Value
PREFERRED STOCKS - 0.5%

Germany - 0.5%

Henkel AG & Co KGaA	6,100	$671,048

Total Preferred Stocks (Cost $670,164)		671,048

COMMON STOCKS - 97.4%

Australia - 2.9%

Australia & New Zealand Banking Group Ltd	143,015	2,563,745
Goodman Group REIT	302,490	1,547,010

		4,110,755

Belgium - 2.0%

Anheuser-Busch InBev SA/NV	8,658	1,075,645
KBC Groep NV	34,450	1,774,100

		2,849,745

China - 1.5%

China Overseas Land & Investment Ltd	230,000	728,450
CNOOC Ltd	1,248,000	1,456,473

		2,184,923

Denmark - 0.7%

Pandora AS	7,479	977,789

Finland - 2.4%

Nokia OYJ	317,460	1,883,251
UPM-Kymmene OYJ	79,773	1,442,267

		3,325,518

France - 12.2%

Airbus Group SE	25,895	1,715,740
AXA SA	123,264	2,890,388
BNP Paribas SA	47,845	2,403,766
Cap Gemini SA	15,367	1,441,496
Natixis SA	126,909	623,909
Renault SA	25,355	2,519,723
Thales SA	12,800	1,118,528
TOTAL SA	98,108	4,464,056

		17,177,606

Germany - 8.0%

adidas AG	6,787	792,458
Bayer AG	20,692	2,424,700
Brenntag AG	23,223	1,323,314
Daimler AG	40,378	3,090,241
E.ON SE	94,609	904,650
HeidelbergCement AG	14,669	1,253,546
Infineon Technologies AG	99,845	1,415,639

		11,204,548

Hong Kong - 1.5%

CK Hutchison Holdings Ltd	162,021	2,104,986

Ireland - 1.7%

Ryanair Holdings PLC ADR	12,769	1,095,836
Shire PLC	21,669	1,235,882

		2,331,718

Israel - 0.8%

Teva Pharmaceutical Industries Ltd ADR	22,337	1,195,253

	Shares	Value
Italy - 4.4%

Enel SPA	585,838	$2,597,155
Intesa Sanpaolo SPA	743,086	2,054,649
Telecom Italia SPA *	1,416,687	1,526,937

		6,178,741

Japan - 19.7%

Daikin Industries Ltd	23,400	1,747,619
Daiwa House Industry Co Ltd	74,500	2,094,070
Dentsu Inc	28,100	1,409,678
Honda Motor Co Ltd	64,600	1,766,235
Japan Airlines Co Ltd	41,200	1,510,391
Mitsubishi UFJ Financial Group Inc	728,900	3,377,435
Mitsui Fudosan Co Ltd	92,000	2,291,505
NH Foods Ltd	37,000	814,405
Nippon Telegraph & Telephone Corp	96,600	4,172,879
Sompo Japan Nipponkoa Holdings Inc	55,800	1,581,454
Sony Corp	61,000	1,568,380
Suzuken Co Ltd	20,000	678,823
Suzuki Motor Corp	52,200	1,395,759
Toyota Motor Corp	37,300	1,978,221
Yamato Holdings Co Ltd	70,400	1,403,567

		27,790,421

Luxembourg - 0.6%

ArcelorMittal	199,716	900,996

Netherlands - 8.3%

ING Groep NV CVA	172,069	2,059,124
Koninklijke KPN NV	312,016	1,306,589
Koninklijke Philips NV	75,131	2,139,985
NN Group NV	38,148	1,245,332
Royal Dutch Shell PLC ‘A’	202,493	4,889,375

		11,640,405

Norway - 1.1%

Norsk Hydro ASA	377,741	1,551,956

South Korea - 1.2%

Samsung Electronics Co Ltd	1,421	1,630,750

Spain - 1.4%

Banco Santander SA	318,540	1,398,993
Bankia SA	666,641	627,574

		2,026,567

Sweden - 2.7%

Electrolux AB ‘B’	49,798	1,307,687
Nordea Bank AB	176,904	1,696,846
Sandvik AB	74,927	773,843

		3,778,376

Switzerland - 4.5%

Credit Suisse Group AG	86,505	1,221,620
Roche Holding AG	7,076	1,737,443
Wolseley PLC	37,844	2,136,252
Zurich Insurance Group AG	5,135	1,190,865

		6,286,180

United Kingdom - 19.8%

Aviva PLC	164,197	1,072,112
Barclays PLC	282,046	605,438
Barratt Developments PLC	92,740	744,515
British American Tobacco PLC	35,332	2,066,066
Centrica PLC	506,305	1,654,024
Dixons Carphone PLC	126,527	773,253

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120 and B-121

PACIFIC FUNDS

PF INTERNATIONAL VALUE FUND

Schedule of Investments (Continued)

March 31, 2016

	Shares	Value
GlaxoSmithKline PLC	185,431	$3,753,715
InterContinental Hotels Group PLC	36,357	1,495,955
Lloyds Banking Group PLC	2,020,676	1,968,129
National Grid PLC	168,295	2,381,259
Prudential PLC	126,650	2,356,755
Rio Tinto PLC	84,781	2,376,461
RSA Insurance Group PLC	163,556	1,114,616
Standard Chartered PLC	184,347	1,246,737
Vodafone Group PLC	1,345,831	4,276,577

		27,885,612

Total Common Stocks (Cost $134,834,217)		137,132,845

SHORT-TERM INVESTMENT - 0.9%

Money Market Fund - 0.9%

BlackRock Liquidity Funds T-Fund Portfolio	1,287,455	1,287,455

Total Short-Term Investment (Cost $1,287,455)		1,287,455

TOTAL INVESTMENTS - 98.8% (Cost $136,791,836)		139,091,348

OTHER ASSETS & LIABILITIES, Net - 1.2%		1,668,678

NET ASSETS - 100.0%		$140,760,026

Notes to Schedule of Investments

(a)	As of March 31, 2016, the Fund’s composition by sector as a percentage of net assets was as follows:

Financials	29.7%
Consumer Discretionary	14.1%
Industrials	12.1%
Telecommunication Services	8.0%
Health Care	7.8%
Energy	7.7%
Utilities	5.4%
Materials	5.3%
Information Technology	4.5%
Consumer Staples	3.3%
Others (each less than 3.0%)	0.9%

98.8%
Other Assets & Liabilities, Net	1.2%

100.0%

(b)	As of March 31, 2016, the Fund’s composition by country of risk as a percentage of net assets was as follows:

United Kingdom	19.8%
Japan	19.7%
France	12.2%
Germany	8.5%
Netherlands	8.3%
Switzerland	4.5%
Italy	4.4%
Others (each less than 3.0%)	21.4%

98.8%
Other Assets & Liabilities, Net	1.2%

100.0%

(c)	Forward foreign currency contracts outstanding as of March 31, 2016 were as follows:

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
AUD	7,953,742	USD	5,618,802	05/16	GSC	$468,577
CHF	842,401	USD	830,213	05/16	DUB	47,213
CHF	1,075,043	USD	1,084,708	05/16	GSC	35,033
CHF	364,492	USD	369,212	05/16	MSC	10,434
CHF	6,222,872	USD	6,136,422	05/16	RBC	345,183
DKK	15,854,746	USD	2,325,365	05/16	GSC	98,118
EUR	665,235	HKD	5,751,102	05/16	SGN	16,199
EUR	122,405	HKD	1,044,519	05/16	SSB	4,747
EUR	870,794	USD	958,569	05/16	SCB	33,328
GBP	487,799	JPY	79,221,308	05/16	SCB	(3,980)
GBP	530,989	USD	740,942	05/16	GSC	21,771
GBP	198,778	USD	287,185	05/16	MSC	(1,659)
HKD	6,795,621	USD	871,368	05/16	SCB	4,866
JPY	74,595,410	EUR	605,381	05/16	SCB	(26,105)
JPY	78,283,060	GBP	486,738	05/16	HSB	(2,842)
JPY	128,001,110	USD	1,089,553	05/16	GSC	48,993
JPY	74,122,799	USD	635,991	05/16	HSB	23,317
JPY	154,103,400	USD	1,350,673	05/16	SGN	20,048
NOK	2,639,448	USD	307,535	05/16	CIT	11,394
SEK	8,265,224	USD	971,883	05/16	SSB	47,456
SGD	2,969,528	USD	2,084,562	05/16	SGN	118,250
USD	528,382	AUD	708,169	05/16	SCB	(13,613)
USD	251,445	CHF	244,573	05/16	MSC	(3,297)
USD	654,594	DKK	4,423,210	05/16	CIT	(21,517)
USD	287,602	EUR	252,856	05/16	CIT	(418)
USD	9,294,551	EUR	8,491,433	05/16	GSC	(377,801)
USD	451,879	EUR	402,828	05/16	MER	(6,970)
USD	360,698	GBP	258,195	05/16	CIT	(10,175)
USD	438,505	GBP	304,630	05/16	HSB	934
USD	7,727,198	GBP	5,381,346	05/16	MER	(2,582)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120 and B-121

PACIFIC FUNDS

PF INTERNATIONAL VALUE FUND

Schedule of Investments (Continued)

March 31, 2016

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
USD	856,638	GBP	617,481	05/16	RBC	($30,313)
USD	1,220,360	GBP	846,833	05/16	SCB	3,967
USD	279,873	JPY	32,660,031	05/16	GSC	(10,632)
USD	295,664	JPY	34,932,731	05/16	SCB	(15,056)
USD	1,002,328	NOK	8,688,159	05/16	DUB	(47,476)
USD	1,035,384	SEK	8,755,031	05/16	GSC	(44,363)
USD	380,616	SEK	3,250,644	05/16	SSB	(20,282)

Total Forward Foreign Currency Contracts						$720,747

(d)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2016:

		Total Value at March 31, 2016	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Assets	Preferred Stocks	$671,048	$—	$671,048	$—
	Common Stocks
	Australia	4,110,755	—	4,110,755	—
	Belgium	2,849,745	—	2,849,745	—
	China	2,184,923	—	2,184,923	—
	Denmark	977,789	—	977,789	—
	Finland	3,325,518	—	3,325,518	—
	France	17,177,606	—	17,177,606	—
	Germany	11,204,548	—	11,204,548	—
	Hong Kong	2,104,986	—	2,104,986	—
	Ireland	2,331,718	1,095,836	1,235,882	—
	Israel	1,195,253	1,195,253	—	—
	Italy	6,178,741	—	6,178,741	—
	Japan	27,790,421	—	27,790,421	—
	Luxembourg	900,996	—	900,996	—
	Netherlands	11,640,405	—	11,640,405	—
	Norway	1,551,956	—	1,551,956	—
	South Korea	1,630,750	—	1,630,750	—
	Spain	2,026,567	—	2,026,567	—
	Sweden	3,778,376	—	3,778,376	—
	Switzerland	6,286,180	—	6,286,180	—
	United Kingdom	27,885,612	—	27,885,612	—

	Total Common Stocks	137,132,845	2,291,089	134,841,756	—

	Short-Term Investment	1,287,455	1,287,455	—	—
	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	1,359,828	—	1,359,828	—

	Total Assets	140,451,176	3,578,544	136,872,632	—

Liabilities	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(639,081)	—	(639,081)	—

	Total Liabilities	(639,081)	—	(639,081)	—

	Total	$139,812,095	$3,578,544	$136,233,551	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120 and B-121

PACIFIC FUNDS

PF REAL ESTATE FUND

Schedule of Investments

March 31, 2016

	Shares	Value
COMMON STOCKS - 97.4%

Consumer Discretionary - 2.2%

Hilton Worldwide Holdings Inc	62,942	$1,417,454
La Quinta Holdings Inc *	8,930	111,625

		1,529,079

Financials - 95.2%

Acadia Realty Trust REIT	3,246	114,032
Apartment Investment & Management Co ‘A’ REIT	25,551	1,068,543
AvalonBay Communities Inc REIT	17,183	3,268,207
Boston Properties Inc REIT	29,454	3,743,014
Brixmor Property Group Inc REIT	14,196	363,702
Camden Property Trust REIT	25,028	2,104,605
Chesapeake Lodging Trust REIT	26,109	690,844
Corporate Office Properties Trust REIT	16,387	429,995
Cousins Properties Inc REIT	52,818	548,251
CubeSmart REIT	7,087	235,997
DCT Industrial Trust Inc REIT	2,178	85,966
DDR Corp REIT	27,143	482,874
Douglas Emmett Inc REIT	41,496	1,249,445
Duke Realty Corp REIT	27,414	617,912
Equity Lifestyle Properties Inc REIT	5,233	380,596
Equity Residential REIT	71,058	5,331,482
Essex Property Trust Inc REIT	4,912	1,148,720
Federal Realty Investment Trust REIT	129	20,130
General Growth Properties Inc REIT	89,163	2,650,816
HCP Inc REIT	14,478	471,693
Healthcare Realty Trust Inc REIT	12,382	382,480
Host Hotels & Resorts Inc REIT	222,257	3,711,692
Hudson Pacific Properties Inc REIT	50,203	1,451,871
Kimco Realty Corp REIT	62,813	1,807,758
LaSalle Hotel Properties REIT	57,326	1,450,921
Lexington Realty Trust REIT	1,443	12,410
Liberty Property Trust REIT	17,583	588,327
Mack-Cali Realty Corp REIT	20,404	479,494
Mid-America Apartment Communities Inc REIT	2,176	222,409
National Retail Properties Inc REIT	20,745	958,419
Omega Healthcare Investors Inc REIT	1,444	50,973
Paramount Group Inc REIT	17,115	272,984
Prologis Inc REIT	34,719	1,533,885
Public Storage REIT	11,859	3,271,068
QTS Realty Trust Inc ‘A’ REIT	6,967	330,096
Realty Income Corp REIT	4,221	263,855
Regency Centers Corp REIT	32,154	2,406,727
Rexford Industrial Realty Inc REIT	12,000	217,920
Senior Housing Properties Trust REIT	31,649	566,201
Simon Property Group Inc REIT	47,024	9,766,415

	Shares	Value
Sovran Self Storage Inc REIT	3,277	$386,522
Spirit Realty Capital Inc REIT	12,160	136,800
STORE Capital Corp REIT	33,890	877,073
Sunstone Hotel Investors Inc REIT	10,002	140,028
Tanger Factory Outlet Centers Inc REIT	47,526	1,729,471
Taubman Centers Inc REIT	4,552	324,239
The Macerich Co REIT	2,632	208,560
The RMR Group Inc ‘A’ * l	—	11
Ventas Inc REIT	30,644	1,929,346
Vornado Realty Trust REIT	49,438	4,668,430
Welltower Inc REIT	20,521	1,422,926
WP GLIMCHER Inc REIT	52,870	501,736
Xenia Hotels & Resorts Inc REIT	16,266	254,075

		67,331,946

Total Common Stocks (Cost $46,091,693)		68,861,025

SHORT-TERM INVESTMENT - 2.2%

Money Market Fund - 2.2%

BlackRock Liquidity Funds T-Fund Portfolio	1,558,183	1,558,183

Total Short-Term Investment (Cost $1,558,183)		1,558,183

TOTAL INVESTMENTS - 99.6% (Cost $47,649,876)		70,419,208

OTHER ASSETS & LIABILITIES, NET - 0.4%		297,324

NET ASSETS - 100.0%		$70,716,532

Notes to Schedule of Investments

(a)	As of March 31, 2016, the Fund’s composition by property sector as a percentage of net assets was as follows:

Retail	30.6%
Residential	19.1%
Office	17.4%
Hotels, Resorts & Cruise Lines	11.0%
Health Care	6.8%
Specialized	6.0%
Diversified	3.9%
Others (each less than 3.0%)	2.6%

97.4%
Short-Term Investment	2.2%
Other Assets & Liabilities, Net	0.4%

100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2016:

		Total Value at March 31, 2016	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$68,861,025	$68,861,025	$—	$—
	Short-Term Investment	1,558,183	1,558,183	—	—

	Total	$70,419,208	$70,419,208	$—	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120 and B-121

PACIFIC FUNDS

PF ABSOLUTE RETURN FUND

Schedule of Investments

March 31, 2016

	Principal Amount	Value
CORPORATE BONDS & NOTES - 10.5%

France - 0.4%

Groupama SA 6.375% § ± ~	EUR 300,000	$310,007

Ireland - 0.1%

LCH Clearnet SA 6.576% § ± ~	50,000	57,749

Italy - 1.3%

Enel SPA 5.000% due 01/15/75 § ~	220,000	262,434
Intesa Sanpaolo SPA 7.700% § ± ~	$700,000	643,763

		906,197

Switzerland - 5.0%

Credit Suisse AG 0.156% due 07/22/16 § ~	EUR 760,000	865,310
Credit Suisse Group Guernsey I Ltd 7.875% due 02/24/41 § ~	$350,000	355,478
UBS AG
4.750% due 05/22/23 § ~	400,000	406,230
4.750% due 02/12/26 § ~	EUR 850,000	1,014,901
5.125% due 05/15/24 ~	$560,000	569,100
7.250% due 02/22/22 § ~	224,000	230,911

		3,441,930

United Kingdom - 1.3%

AA Bond Co Ltd 3.781% due 07/31/43 ~	GBP 450,000	654,449
6.269% due 07/02/43 ~	143,000	239,889

		894,338

United States - 2.4%

Citigroup Inc 1.498% due 07/30/18 §	$1,100,000	1,096,200
KLA-Tencor Corp 4.650% due 11/01/24	25,000	25,341
Seagate HDD Cayman 4.875% due 06/01/27 ~	386,000	291,310
Sysco Corp
2.500% due 07/15/21	60,000	60,745
3.300% due 07/15/26	110,000	111,527
4.500% due 04/01/46	50,000	51,142

		1,636,265

Total Corporate Bonds & Notes (Cost $7,550,903)		7,246,486

U.S. TREASURY OBLIGATIONS - 1.6%

U.S. Treasury Notes - 1.6%

2.250% due 11/15/24	1,064,400	1,110,407

Total U.S. Treasury Obligations (Cost $1,102,042)		1,110,407

FOREIGN GOVERNMENT BONDS & NOTES - 39.9%

Bulgaria - 2.8%

Bulgaria Government 2.950% due 09/03/24 ~	EUR 1,600,000	1,901,435

	Principal Amount	Value
Croatia - 1.7%

Croatia Government
3.000% due 03/11/25 ~	EUR 250,000	$269,407
3.875% due 05/30/22 ~	790,000	923,664

		1,193,071

Cyprus - 6.2%

Cyprus Government
3.875% due 05/06/22 ~	1,590,000	1,851,602
4.750% due 06/25/19 ~	2,000,000	2,407,801

		4,259,403

Germany - 0.2%

Bundesrepublik Deutschland 1.750% due 02/15/24 ~	122,000	159,176

Iceland - 4.3%

Iceland Government
2.500% due 07/15/20 ~	1,700,000	2,053,429
5.875% due 05/11/22 ~	$800,000	925,649

		2,979,078

Indonesia - 0.6%

Indonesia Government 2.875% due 07/08/21 ~	EUR 367,000	431,086

Israel - 0.8%

Israel Government 2.875% due 01/29/24 ~	400,000	519,557

Italy - 3.2%

Italy Buoni Poliennali Del Tesoro 1.250% due 09/15/32 ^ ~	476,294	576,782
3.100% due 09/15/26 ^ ~	1,131,221	1,630,034

		2,206,816

Latvia - 2.0%

Latvia Government 5.250% due 06/16/21 ~	$1,200,000	1,367,250

Lithuania - 1.9%

Lithuania Government 2.125% due 10/22/35 ~	EUR 1,019,000	1,330,842

Macedonia - 0.2%

Macedonia Government 3.975% due 07/24/21 ~	100,000	108,812

New Zealand - 0.5%

New Zealand Government 2.500% due 09/20/35 ^ ~	NZD 427,000	312,491

Portugal - 1.6%

Portugal Obrigacoes do Tesouro OT
2.875% due 10/15/25 ~	EUR 177,645	204,066
2.875% due 07/21/26 ~	699,535	792,066
4.950% due 10/25/23 ~	104,348	138,284

		1,134,416

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120 and B-121

PACIFIC FUNDS

PF ABSOLUTE RETURN FUND

Schedule of Investments (Continued)

March 31, 2016

	Principal Amount	Value
Romania - 1.9%

Romanian Government
2.750% due 10/29/25 ~	EUR 400,000	$469,100
3.875% due 10/29/35 ~	680,000	806,079

		1,275,179

Slovenia - 6.0%

Slovenia Government
4.125% due 02/18/19 ~	$1,100,000	1,162,123
4.750% due 05/10/18 ~	530,000	561,185
5.500% due 10/26/22 ~	1,520,000	1,722,210
5.850% due 05/10/23 ~	610,000	704,687

		4,150,205

Spain - 6.0%

Autonomous Community of Catalonia 4.950% due 02/11/20 ~	EUR 1,160,000	1,322,005
Spain Government
1.600% due 04/30/25 ~	109,000	127,401
1.950% due 04/30/26 ~	1,090,000	1,299,642
2.150% due 10/31/25 ~	326,000	396,771
4.650% due 07/30/25 ~	680,000	997,735

		4,143,554

Total Foreign Government Bonds & Notes (Cost $26,767,278)		27,472,371

PURCHASED OPTIONS - 0.1%
(See Note (e) in Notes to Schedule of Investments) (Cost $109,032)		103,069

	Shares
SHORT-TERM INVESTMENT - 43.2%

Money Market Fund - 43.2%

BlackRock Liquidity Funds T-Fund Portfolio	29,719,509	29,719,509

Total Short-Term Investment (Cost $29,719,509)		29,719,509

TOTAL INVESTMENTS - 95.3% (Cost $65,248,764)		65,651,842

OTHER ASSETS & LIABILITIES, NET - 4.7%		3,245,672

NET ASSETS - 100.0%		$68,897,514

Notes to Schedule of Investments

(a)	As of March 31, 2016, the Fund’s composition as a percentage of net assets was as follows:

Short-Term Investment	43.2%
Foreign Government Bonds & Notes	39.9%
Corporate Bonds & Notes	10.5%
Others (each less than 3.0%)	1.7%

95.3%
Other Assets & Liabilities, Net	4.7%

100.0%

(b)	As of March 31, 2016, the Fund’s composition by country of risk as a percentage of net assets was as follows:

United States (Includes Short-Term Investment)	47.2%
Cyprus	6.2%
Slovenia	6.0%
Spain	6.0%
Switzerland	5.0%
Italy	4.5%
Iceland	4.3%
Others (each less than 3.0%)	16.0%

95.2%
Purchased Options	0.1%
Other Assets & Liabilities, Net	4.7%

100.0%

(c)	Open futures contracts outstanding as March 31, 2016 were as follows:

Long Futures Outstanding	Number of Contracts	Unrealized Appreciation (Depreciation)
Canadian Bankers Acceptance (06/16)	51	($21,327)
Euro-Bund (06/16)	57	31,990
U.S. Treasury 10-Year Notes (06/16)	1	967

		11,630

Short Futures Outstanding
30-Day Federal Funds (05/16)	253	(69,339)
Euribor (03/17)	251	(14,253)
Euro-BTP (06/16)	31	(72,878)
Euro-Buxl (06/16)	6	(29,433)
U.S. Treasury 5-Year Notes (06/16)	4	(4,304)
United Kingdom Gilt (06/16)	4	1,564

		(188,643)

Total Futures Contracts		($177,013)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120 and B-121

PACIFIC FUNDS

PF ABSOLUTE RETURN FUND

Schedule of Investments (Continued)

March 31, 2016

(d)	Forward foreign currency contracts outstanding as of March 31, 2016 were as follows:

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
AUD	1,526,082	USD	1,100,000	05/16	CSF	$68,041
CAD	490,488	USD	365,543	04/16	CSF	12,129
CAD	1,100,000	USD	820,265	04/16	GSC	26,724
CAD	2,075,559	USD	1,596,737	06/16	GSC	1,482
CNH	1,684,550	USD	250,000	01/17	GSC	6,316
EUR	919,921	JPY	116,581,625	05/16	GSC	10,951
EUR	3,300,000	USD	3,583,008	04/16	GSC	174,322
EUR	1,000,000	USD	1,102,960	05/16	GSC	36,075
EUR	3,370,000	USD	3,675,759	06/16	CIT	167,234
GBP	1,030,000	USD	1,444,381	06/16	CIT	35,268
HUF	436,019,500	EUR	1,400,000	06/16	GSC	(18,055)
JPY	116,581,625	EUR	950,000	05/16	GSC	(45,216)
MXN	54,268,708	USD	3,100,000	06/16	GSC	19,483
NZD	252,000	USD	173,902	06/16	CIT	(355)
NZD	1,554,634	USD	1,030,318	06/16	GSC	40,325
SAR	760,400	USD	200,000	01/17	CIT	1,209
TRY	3,319,305	USD	1,140,851	04/16	GSC	30,247
USD	1,123,158	AUD	1,526,082	05/16	CSF	(44,882)
USD	350,000	CAD	490,488	04/16	CSF	(27,671)
USD	756,206	CAD	1,100,000	04/16	GSC	(90,784)
USD	1,550,000	CAD	2,075,559	06/16	GSC	(48,219)
USD	3,600,000	CNH	24,767,460	01/17	GSC	(168,540)
USD	3,602,115	EUR	3,300,000	04/16	GSC	(155,215)
USD	1,105,700	EUR	1,000,000	05/16	GSC	(33,335)
USD	26,665,455	EUR	24,425,000	06/16	CIT	(1,187,692)
USD	1,100,000	GBP	753,401	05/16	CIT	17,815
USD	2,795,771	GBP	2,000,000	06/16	CIT	(77,335)
USD	1,012,025	GBP	700,000	06/16	CIT	6,438
USD	459,392	NZD	700,000	06/16	CIT	(22,683)
USD	1,050,000	NZD	1,554,634	06/16	GSC	(20,643)
USD	3,600,000	SAR	13,860,000	01/17	CIT	(67,495)
USD	1,100,000	TRY	3,319,305	04/16	GSC	(71,098)

Total Forward Foreign Currency Contracts						($1,425,159)

(e)	Purchased options outstanding as of March 31, 2016 were as follows:

Options on Futures
Description	Exercise Price	Expiration Date	Exchange	Number of Contracts	Cost	Value
Call - Euro-Bund (06/16)	EUR 165.00	05/26/16	EUX	157	$48,195	$83,966

Options on Indices
Description	Exercise Price	Expiration Date	Exchange	Number of Contracts	Cost	Value
Call - Dow Jones Euro STOXX 50 (04/16)	3,200.00	04/15/16	EUX	93	$13,343	$1,693

Put - Dow Jones Euro STOXX 50 (04/16)	2,900.00	04/15/16	EUX	85	47,494	17,410

					$60,837	$19,103

Total Purchased Options					$109,032	$103,069

(f)	Transactions in written options for the period since inception through March 31, 2016 were as follows:

	Number of Contracts	Premium
Outstanding, April 27, 2015	—	$—
Call Options Written	1,973	372,081
Put Options Written	2,823	739,221
Call Options Closed	(692)	(90,684)
Put Options Closed	(299)	(51)
Call Options Expired	(1,281)	(275,238)
Put Options Expired	(2,524)	(745,329)

Outstanding, March 31, 2016	—	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120 and B-121

PACIFIC FUNDS

PF ABSOLUTE RETURN FUND

Schedule of Investments (Continued)

March 31, 2016

(g)	Swap agreements outstanding as of March 31, 2016 were as follows:

Credit Default Swaps on Corporate and Sovereign Issues – Buy Protection (1)

Referenced Obligation	Fixed Deal Pay Rate	Expiration Date	Counter- party	Implied Credit Spread at 03/31/16 (3)	Notional Amount (4)	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
BorgWarner Inc	1.000%	06/20/20	CSF	0.658%	$590,000	($8,503)	($10,730)	$2,227
Carlsberg Breweries AS	1.000%	12/20/20	BNP	0.748%	EUR 122,000	(1,687)	(319)	(1,368)
Korea International	1.000%	12/20/20	BNP	0.567%	$10,600,000	(214,554)	(179,734)	(34,820)
Pitney Bowes Inc	1.000%	12/20/20	BNP	1.248%	29,000	317	312	5
Russian Foreign	1.000%	12/20/20	BNP	2.625%	2,988,000	212,529	286,323	(73,794)
Yum! Brands Inc	1.000%	12/20/20	BNP	2.420%	270,000	16,780	20,450	(3,670)
Anadarko Petroleum Corp	1.000%	12/20/20	CIT	3.250%	17,000	1,605	540	1,065
Anglo American Capital PLC	1.000%	12/20/20	CIT	6.369%	EUR 220,000	52,978	26,357	26,621
Indonesia Government	1.000%	12/20/20	CIT	1.794%	$500,000	17,504	32,302	(14,798)
MetLife Inc	1.000%	12/20/20	CIT	1.205%	50,000	448	469	(21)
Russian Foreign	1.000%	12/20/20	CIT	2.625%	412,000	29,305	40,938	(11,633)
Volvo Treasury AB	1.000%	12/20/20	CIT	1.045%	EUR 108,000	219	3,497	(3,278)
Zurich Insurance Co Ltd	1.000%	12/20/20	CIT	0.415%	500,000	(15,978)	(14,108)	(1,870)
Anadarko Petroleum Corp	1.000%	12/20/20	CSF	3.250%	$37,000	3,494	1,101	2,393
Carlsberg Breweries AS	1.000%	12/20/20	CSF	0.748%	EUR 356,000	(4,928)	(2,791)	(2,137)
Nordstrom Inc	1.000%	12/20/20	CSF	1.109%	$590,000	2,762	(13,941)	16,703
Telekom Finanzmanagement GmbH	1.000%	12/20/20	CSF	0.653%	EUR 91,000	(1,729)	(1,172)	(557)
Vodafone Group PLC	1.000%	12/20/20	CSF	0.865%	131,000	(991)	612	(1,603)
Volvo Treasury AB	1.000%	12/20/20	CSF	1.045%	52,000	105	1,202	(1,097)
Yum! Brands Inc	1.000%	12/20/20	CSF	2.420%	$49,000	3,045	3,540	(495)
Anadarko Petroleum Corp	1.000%	12/20/20	GSC	3.250%	46,000	4,343	1,368	2,975
Carlsberg Breweries AS	1.000%	12/20/20	GSC	0.748%	EUR 20,000	(276)	(115)	(161)
MetLife Inc	1.000%	12/20/20	GSC	1.205%	$297,000	2,662	4,529	(1,867)
Newell Rubbermaid Inc	1.000%	12/20/20	GSC	0.793%	600,000	(5,865)	(9,629)	3,764
Packaging Corp of America	1.000%	12/20/20	GSC	0.781%	227,000	(2,346)	(224)	(2,122)
Stanley Black & Decker Inc	1.000%	12/20/20	GSC	0.754%	509,000	(5,899)	(5,318)	(581)
Telekom Finanzmanagement GmbH	1.000%	12/20/20	GSC	0.653%	EUR 175,000	(3,326)	(2,158)	(1,168)
Vodafone Group PLC	1.000%	12/20/20	GSC	0.865%	165,000	(1,248)	778	(2,026)
Anglo American Capital PLC	5.000%	12/20/20	CIT	6.369%	127,000	7,587	17,845	(10,258)
Stora Enso Oyj	5.000%	12/20/20	CIT	1.605%	215,000	(38,535)	(31,265)	(7,270)
Anglo American Capital PLC	5.000%	12/20/20	CSF	6.369%	233,000	13,920	21,665	(7,745)
Anglo American Capital PLC	5.000%	12/20/20	GSC	6.369%	46,000	2,748	6,166	(3,418)
Atlantia SpA	1.000%	06/20/21	BNP	0.760%	699,000	(10,150)	(7,101)	(3,049)
Cardinal Health Inc	1.000%	06/20/21	BNP	0.224%	$450,000	(18,008)	(17,429)	(579)
Danone SA	1.000%	06/20/21	BNP	0.467%	EUR 501,000	(16,093)	(14,826)	(1,267)
Diageo Capital PLC	1.000%	06/20/21	BNP	0.489%	589,000	(18,125)	(17,431)	(694)
Engie SA	1.000%	06/20/21	BNP	0.730%	508,000	(8,273)	(6,948)	(1,325)
Eni SPA SA	1.000%	06/20/21	BNP	1.142%	314,000	2,497	5,686	(3,189)
Fortum Oyj	1.000%	06/20/21	BNP	0.830%	300,000	(3,107)	(1,816)	(1,291)
Repsol International Finance BV	1.000%	06/20/21	BNP	2.713%	89,000	8,393	8,295	98
Solvay SA	1.000%	06/20/21	BNP	1.103%	290,000	1,644	1,988	(344)
TDC AS	1.000%	06/20/21	BNP	1.167%	123,000	1,154	1,836	(682)
Gas Natural Capital Markets SA	1.000%	06/20/21	CIT	1.011%	700,000	224	3,601	(3,377)
Expedia Inc	1.000%	06/20/21	CSF	1.337%	$211,000	3,476	3,489	(13)
Arrow Electronics Inc	1.000%	06/20/21	GSC	0.682%	608,000	(9,954)	(8,149)	(1,805)
Avnet Inc	1.000%	06/20/21	GSC	0.679%	673,000	(11,132)	(9,095)	(2,037)
Boston Scientific Corp	1.000%	06/20/21	GSC	0.530%	760,000	(18,389)	(15,663)	(2,726)
Ingersoll-Rand Co	1.000%	06/20/21	GSC	0.383%	480,000	(15,237)	(14,110)	(1,127)
LVMH Moet Hennessy Louis Vuitton SE	1.000%	06/20/21	GSC	0.434%	EUR 119,000	(4,054)	(3,849)	(205)
Quest Diagnostics Inc	1.000%	06/20/21	GSC	0.616%	$590,000	(11,649)	(10,038)	(1,611)
Statoil ASA	1.000%	06/20/21	GSC	0.742%	EUR 647,000	(10,084)	(8,916)	(1,168)
Jaguar Land Rover Automotive PLC	5.000%	06/20/21	BNP	3.347%	281,000	(25,578)	(25,338)	(240)
Jaguar Land Rover Automotive PLC	5.000%	06/20/21	CSF	3.347%	6,000	(531)	(521)	(10)

						($96,490)	$62,155	($158,645)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120 and B-121

PACIFIC FUNDS

PF ABSOLUTE RETURN FUND

Schedule of Investments (Continued)

March 31, 2016

Credit Default Swaps on Corporate and Sovereign Issues – Sell Protection (2)

Referenced Obligation	Fixed Deal Receive Rate	Expiration Date	Counter- party	Implied Credit Spread at 03/31/16 (3)	Notional Amount (4)	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Anheuser-Busch InBev SA/NV	1.000%	12/20/20	BNP	0.719%	EUR 122,000	$1,874	$768	$1,106
Italy Government	1.000%	12/20/20	CIT	1.213%	$339,000	(3,153)	(6,438)	3,285
Volkswagen International Finance NV	1.000%	12/20/20	CIT	1.660%	EUR 229,000	(7,759)	(16,327)	8,568
Anheuser-Busch InBev SA/NV	1.000%	12/20/20	CSF	0.719%	356,000	5,474	3,840	1,634
Anheuser-Busch InBev SA/NV	1.000%	12/20/20	GSC	0.719%	20,000	307	168	139
Italy Government	1.000%	12/20/20	GSC	1.213%	$377,000	(3,507)	(7,814)	4,307
Volkswagen International Finance NV	1.000%	12/20/20	GSC	1.660%	EUR 71,000	(2,405)	(4,397)	1,992
Volkswagen International Finance NV	1.000%	06/20/21	BNP	1.760%	325,000	(14,399)	(14,512)	113
Italy Government	1.000%	06/20/21	CIT	1.276%	$145,000	(1,927)	(2,118)	191
Italy Government	1.000%	06/20/21	CSF	1.276%	1,000,000	(13,288)	(13,643)	355
Italy Government	1.000%	06/20/21	GSC	1.276%	2,044,000	(27,160)	(23,927)	(3,233)

						($65,943)	($84,400)	$18,457

Credit Default Swaps on Credit Indices – Buy Protection (1)

Referenced Obligation	Fixed Deal Pay Rate	Expiration Date	Counter- party	Notional Amount (4)	Value (5)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
iTraxx Asia	1.000%	12/20/20	CIT	$2,200,000	$25,028	$56,168	($31,140)

			Exchange

CDX IG 25 5Y	1.000%	06/20/21	CME	$8,500,000	(90,326)	(82,540)	(7,786)
iTraxx Europe	1.000%	06/20/21	ICE	EUR 1,220,000	(19,256)	(20,857)	1,601
iTraxx Crossover	5.000%	06/20/21	ICE	1,900,000	(197,517)	(204,072)	6,555

					(307,099)	(307,469)	370

					($282,071)	($251,301)	($30,770)

					($444,504)	($273,546)	($170,958)

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying investments comprising the referenced index or (ii) receive a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
(2)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying investments comprising the referenced index or (ii) pay a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
(3)	An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation or underlying investment that are identical in all respects except for the quality rating. Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swap agreements on corporate and sovereign issues as of year end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads, in comparison to narrower credit spreads, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(4)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(5)	The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of year end. Increasing values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps – Receive Floating Rate

Floating Rate Index	Exchange	Fixed Rate	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
3-Month USD-LIBOR	LCH	1.193%	06/01/21	$2,460,000	$3,600	$—	$3,600
3-Month EUR-LIBOR	LCH	0.089%	06/10/21	EUR 4,330,000	(8,873)	—	(8,873)
3-Month EUR-LIBOR	LCH	0.570%	05/26/26	2,720,000	(234)	234	(468)
3-Month USD-LIBOR	LCH	1.858%	06/20/26	$2,470,000	(39,669)	—	(39,669)

					($45,176)	$234	($45,410)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120 and B-121

PACIFIC FUNDS

PF ABSOLUTE RETURN FUND

Schedule of Investments (Continued)

March 31, 2016

Total Return Swaps

Receive	Pay Total Return	Counter- party	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
3-Month EUR-LIBOR	iBoxx-EUR Liquid HY	BNP	09/20/16	EUR 320,000	($10,012)	$—	($10,012)
3-Month EUR-LIBOR	iBoxx-EUR Corporate	GSC	09/20/16	1,400,000	(35,753)	—	(35,753)
3-Month USD-LIBOR	iBoxx-EUR Liquid IG	GSC	09/20/16	$1,064,400	(55,260)	—	(55,260)
3-Month EUR-LIBOR	iBoxx-EUR Corporate	GSC	12/20/16	EUR 1,100,000	(18,909)	—	(18,909)

					($119,934)	$—	($119,934)

Total Swap Agreements					($609,614)	($273,312)	($336,302)

(h)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2016:

		Total Value at March 31, 2016	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$7,246,486	$—	$7,246,486	$—
	U.S. Treasury Obligations	1,110,407	—	1,110,407	—
	Foreign Government Bonds & Notes	27,472,371	—	27,472,371	—
	Short-Term Investment	29,719,509	29,719,509	—	—
	Derivatives:
	Credit Contracts
	Swaps	422,422	—	422,422	—
	Equity Contracts
	Purchased Options	19,103	19,103	—	—
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	654,059	—	654,059	—
	Interest Rate Contracts
	Futures	34,521	34,521	—	—
	Purchased Options	83,966	83,966	—	—
	Swaps	3,600	—	3,600	—

	Total Interest Rate Contracts	122,087	118,487	3,600	—

	Total Assets - Derivatives	1,217,671	137,590	1,080,081	—

	Total Assets	66,766,444	29,857,099	36,909,345	—

Liabilities	Derivatives:
	Credit Contracts
	Swaps	(866,926)	—	(866,926)	—
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(2,079,218)	—	(2,079,218)	—
	Interest Rate Contracts
	Futures	(211,534)	(211,534)	—	—
	Swaps	(168,710)	—	(168,710)	—

	Total Interest Rate Contracts	(380,244)	(211,534)	(168,710)	—

	Total Liabilities - Derivatives	(3,326,388)	(211,534)	(3,114,854)	—

	Total Liabilities	(3,326,388)	(211,534)	(3,114,854)	—

	Total	$63,440,056	$29,645,565	$33,794,491	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120 and B-121

PACIFIC FUNDS

PF CURRENCY STRATEGIES FUND

Schedule of Investments

March 31, 2016

	Principal Amount	Value
U.S. TREASURY OBLIGATIONS - 4.6%

U. S. Treasury Notes - 4.6%

0.625% due 11/15/16 ‡	$5,900,000	$5,905,186

Total U.S. Treasury Obligations (Cost $5,900,548)		5,905,186

FOREIGN GOVERNMENT BONDS & NOTES - 17.0%

Canada - 4.4%

Canadian Government 1.500% due 02/01/17	CAD 7,250,000	5,626,725

France - 3.6%

France Government OAT 3.250% due 04/25/16 ~	EUR 4,050,000	4,617,768

Germany - 4.4%

Bundesrepublik Deutschland 4.000% due 07/04/16 ~	4,800,000	5,522,013

United Kingdom - 4.6%

United Kingdom Gilt 4.000% due 09/07/16 ~	GBP 4,000,000	5,834,056

Total Foreign Government Bonds & Notes (Cost $21,086,906)		21,600,562

PURCHASED OPTIONS - 0.9%
(See Note (d) in Notes to Schedule of Investments) (Cost $1,501,385)		1,079,954

	Shares	Value
SHORT-TERM INVESTMENTS - 80.9%

Money Market Fund - 46.4%

BlackRock Liquidity Funds T-Fund Portfolio	58,998,312	$58,998,312

	Principal Amount

U.S. Treasury Bills - 34.5%

0.206% due 04/28/16	$6,000,000	5,999,055
0.204% due 05/26/16	8,000,000	7,997,128
0.234% due 06/23/16 ‡	8,000,000	7,996,248
0.333% due 07/28/16	6,000,000	5,994,456
0.278% due 09/15/16 ‡	8,000,000	7,987,776
0.284% due 11/10/16	8,000,000	7,986,392

		43,961,055

Total Short-Term Investments (Cost $102,945,479)		102,959,367

TOTAL INVESTMENTS - 103.4% (Cost $131,434,318)		131,545,069

OTHER ASSETS & LIABILITIES, NET - (3.4%)		(4,294,271)

NET ASSETS - 100.0%		$127,250,798

Notes to Schedule of Investments

(a)	As of March 31, 2016, the Fund’s composition as a percentage of net assets was as follows:

Short-Term Investments	80.9%
Foreign Government Bonds & Notes	17.0%
U.S. Treasury Obligations	4.6%
Other (each less than 3.0%)	0.9%

	103.4%
Other Assets & Liabilities, Net	(3.4%	)

	100.0%

(b)	As of March 31, 2016, investments with a total aggregate value of $2,990,047 were fully or partially segregated with the broker(s)/custodian as collateral for forward foreign currency contracts and options contracts.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120 and B-121

PACIFIC FUNDS

PF CURRENCY STRATEGIES FUND

Schedule of Investments (Continued)

March 31, 2016

(c)	Forward foreign currency contracts outstanding as of March 31, 2016 were as follows:

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
AUD	2,999,717	USD	2,302,337	05/16	GSC	($8,864)
CAD	695,000	USD	536,336	04/16	CIB	(1,188)
CAD	22,187,954	USD	16,592,425	05/16	GSC	492,423
CAD	13,824,713	USD	10,335,963	05/16	RBC	309,142
CHF	1,010,000	USD	1,044,882	04/16	BRC	6,728
CHF	880,000	USD	918,487	04/16	DUB	(2,233)
CHF	3,384,951	USD	3,542,730	05/16	BRC	(13,604)
CHF	6,421,552	USD	6,643,966	05/16	SSB	51,099
COP	21,937,762,800	USD	7,110,000	04/16	JPM	196,079
EUR	9,690,000	USD	10,757,470	04/16	JPM	277,401
EUR	1,383,305	USD	1,578,843	05/16	GSC	(2,101)
EUR	4,287,661	USD	4,710,382	05/16	SCB	176,853
GBP	13,448,661	USD	19,041,825	05/16	BRC	276,810
INR	951,808,180	USD	14,128,482	04/16	GSC	173,741
JPY	1,652,200,000	USD	14,563,500	04/16	MSC	128,542
JPY	2,969,613,358	USD	26,222,562	05/16	ANZ	203,924
JPY	1,480,623,210	USD	13,016,926	05/16	GSC	159,089
JPY	1,469,124,619	USD	12,977,594	05/16	SCB	96,095
KRW	1,221,000,000	USD	1,052,586	04/16	JPM	14,367
MXN	129,890,000	USD	7,212,144	04/16	BRC	287,951
MXN	124,048,739	USD	7,110,000	04/16	DUB	52,810
NOK	108,369,395	USD	12,674,931	05/16	SEB	417,808
NOK	55,436,472	USD	6,500,000	05/16	SSB	197,604
NZD	1,525,000	USD	1,037,651	04/16	BRC	14,972
NZD	1,315,000	USD	913,005	04/16	DUB	(5,333)
NZD	3,867,638	USD	2,568,131	05/16	ANZ	97,239
NZD	49,557,429	USD	33,309,721	05/16	GSC	842,614
SEK	61,352,577	USD	7,258,760	05/16	GSC	313,920
SEK	53,172,818	USD	6,412,266	05/16	SSB	150,796
USD	16,655,817	AUD	22,522,774	05/16	GSC	(564,262)
USD	11,819,754	AUD	15,983,981	05/16	RBC	(401,005)
USD	6,004,356	CAD	8,020,000	04/16	CIB	(171,019)
USD	2,377,008	CAD	3,074,598	05/16	GSC	9,550
USD	35,357,526	CHF	34,900,000	04/16	CIB	(980,288)
USD	43,795,513	CHF	43,687,119	05/16	BRC	(1,752,369)
USD	6,511,161	CHF	6,490,000	05/16	RBC	(255,267)
USD	694,427	EUR	615,000	04/16	BRC	(5,928)
USD	14,328,899	EUR	13,044,000	05/16	ANZ	(539,135)
USD	37,123,781	EUR	33,603,130	05/16	SCB	(1,178,311)
USD	6,500,000	EUR	5,921,742	05/16	SSB	(249,821)
USD	5,863,411	GBP	4,150,000	04/16	DUB	(97,526)
USD	6,643,966	GBP	4,597,136	05/16	SSB	40,304
USD	809,805	JPY	90,200,000	04/16	BRC	7,709
USD	13,013,657	JPY	1,473,751,120	05/16	ANZ	(101,203)
USD	1,120,223	JPY	125,740,134	05/16	GSC	1,266
USD	14,641,901	KRW	17,500,000,000	04/16	BRC	(650,222)
USD	7,100,000	KRW	8,267,240,000	04/16	JPM	(124,209)
USD	460,811	MXN	8,040,000	04/16	BRC	(3,434)
USD	6,317,645	NOK	54,111,901	05/16	BRC	(219,930)
USD	6,481,200	NOK	55,353,836	05/16	GSC	(206,420)
USD	9,495,011	NOK	81,181,399	05/16	SEB	(312,988)
USD	6,409,720	NOK	54,889,000	05/16	SSB	(221,740)
USD	28,190,655	NZD	42,695,000	04/16	GSC	(1,279,334)
USD	22,095,520	NZD	32,744,603	05/16	GSC	(470,313)
USD	10,015,403	SEK	84,838,602	05/16	GSC	(456,131)

Total Forward Foreign Currency Contracts						($5,277,342)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120 and B-121

PACIFIC FUNDS

PF CURRENCY STRATEGIES FUND

Schedule of Investments (Continued)

March 31, 2016

(d)	Purchased options outstanding as of March 31, 2016 were as follows:

Foreign Currency Options

Description	Exercise Price	Expiration Date	Counter- party	Notional Amount	Cost	Value
Call - AUD versus USD	$0.80	01/03/17	ANZ	AUD 8,600,000	$49,382	$132,096
Call - CAD versus USD	CAD 1.54	01/03/17	RBC	$26,800,000	223,164	87,194
Call - JPY versus USD	JPY 124.75	01/03/17	GSC	4,300,000	37,948	21,886
Call - CHF versus JPY	130.00	01/03/17	GSC	CHF 22,500,000	231,682	184,777

					542,176	425,953

Put - NZD versus CHF	CHF 0.57	01/03/17	GSC	NZD 43,200,000	758,436	418,679
Put - EUR versus USD	$0.98	01/03/17	BRC	EUR 3,900,000	51,081	16,299
Put - SEK versus USD	SEK 7.50	01/03/17	GSC	$9,500,000	71,887	99,407
Put - NOK versus USD	NOK 7.65	01/03/17	SEB	9,500,000	77,805	119,616

					959,209	654,001

Total Purchased Options					$1,501,385	$1,079,954

(e)	Fair Value Measurements

The following is a summary of the Fund's investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund's assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2016:

		Total Value at March 31, 2016	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	U.S. Treasury Obligations	$5,905,186	$—	$5,905,186	$—
	Foreign Government Bonds & Notes	21,600,562	—	21,600,562	—
	Short-Term Investments	102,959,367	58,998,312	43,961,055	—
	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	4,996,836	—	4,996,836	—
	Purchased Options	1,079,954	—	1,079,954	—

	Total Foreign Currency Contracts	6,076,790	—	6,076,790	—

	Total Assets - Derivatives	6,076,790	—	6,076,790	—

	Total Assets	136,541,905	58,998,312	77,543,593	—

Liabilities	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(10,274,178)	—	(10,274,178)	—

	Total Liabilities	(10,274,178)	—	(10,274,178)	—

	Total	$126,267,727	$58,998,312	$67,269,415	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120 and B-121

PACIFIC FUNDS

PF EQUITY LONG/SHORT FUND

Schedule of Investments

March 31, 2016

	Shares	Value
SHORT-TERM INVESTMENTS - 76.9%

Money Market Fund - 19.7%

BlackRock Liquidity Funds T-Fund Portfolio	33,029,893	$33,029,893

	Principal Amount

U.S. Treasury Bills - 57.2%

0.097% due 04/21/16 ‡	$47,917,000	47,914,338
0.142% due 04/28/16	47,917,000	47,911,798

		95,826,136

Total Short-Term Investments (Cost $128,856,029)		128,856,029

TOTAL INVESTMENTS - 76.9% (Cost $128,856,029)		128,856,029

OTHER ASSETS & LIABILITIES, NET - 23.1%		38,730,707

NET ASSETS - 100.0%		$167,586,736

Notes to Schedule of Investments

(a)	As of March 31, 2016, the Fund’s composition as a percentage of net assets was as follows:

Short-Term Investments	76.9%
Other Assets & Liabilities, Net	23.1%

100.0%

(b)	An equity position within a total return basket swap in note (f) with a value of ($22,193) or less than (0.1%) of the Fund’s net assets was valued by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee or the Board of Trustees.

(c)	As of March 31, 2016, an investment with a value of $17,808,896 was fully or partially segregated with the broker(s)/custodian as collateral for open futures contracts, forward foreign currency contracts, and swap agreements.

(d)	Open futures contracts outstanding as March 31, 2016 were as follows:

Long Futures Outstanding	Number of Contracts	Unrealized Appreciation (Depreciation)
AEX Index (04/16)	17	($8,303)
CAC 40 Index (04/16)	79	(68,645)
DAX Index (06/16)	12	11,076
FTSE 100 Index (06/16)	81	37,039
FTSE MIB Index (06/16)	12	(42,729)
Hang Seng Index (04/16)	9	24,520
IBEX 35 Index (04/16)	11	(33,817)
OMX Index (04/16)	82	(25,865)
SGX MSCI Index (04/16)	17	(805)
S&P 500 E-Mini Index (06/16)	578	1,463,976
S&P/TSE 60 Index (06/16)	27	34,580
SPI 200 Index (06/16)	29	(55,630)
TOPIX Index (06/16)	72	(12,989)

Total Futures Contracts		$1,322,408

(e)	Forward foreign currency contracts outstanding as of March 31, 2016 were as follows:

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
AUD	2,898,000	USD	2,063,812	06/16	CIT	$149,822
CAD	3,602,000	USD	2,664,597	06/16	CIT	109,010
CHF	2,801,000	USD	2,819,465	06/16	CIT	103,694
DKK	4,003,000	USD	585,148	06/16	CIT	27,629
EUR	8,380,000	USD	9,134,485	06/16	CIT	423,869
GBP	4,199,000	USD	5,870,654	06/16	CIT	161,656
HKD	7,180,000	USD	923,470	06/16	CIT	2,507
ILS	898,000	USD	231,516	06/16	CIT	7,991
JPY	786,248,000	USD	6,953,685	06/16	CIT	48,143
NOK	1,522,000	USD	176,702	06/16	CIT	7,161
NZD	74,000	USD	48,506	06/16	CIT	2,441
SEK	7,556,000	USD	884,972	06/16	CIT	48,380
SGD	545,000	USD	386,805	06/16	CIT	17,351
USD	37,665	AUD	53,000	06/16	CIT	(2,819)
USD	3,607	ILS	14,000	06/16	CIT	(127)
USD	77,385	JPY	8,778,000	06/16	CIT	(787)

Total Forward Foreign Currency Contracts						$1,105,921

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120 and B-121

PACIFIC FUNDS

PF EQUITY LONG/SHORT FUND

Schedule of Investments (Continued)

March 31, 2016

(f)	Swap agreements outstanding as of March 31, 2016 were as follows:

Total Return Basket Swaps

Description	Counter- party	Expiration Date (1)	Value
The Fund receives or pays the net total return on all positions within the basket and pays financing based upon the then-current 1-Month USD-LIBOR, plus a specified spread as negotiated by the parties, which is denominated in USD based on the local currencies of the positions within the swap.	GSC	12/22/20	$4,687,781

The following table represents the individual long and short positions and related values within the total return basket swap as of March 31, 2016:

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Long Positions:

Bermuda

Aspen Insurance Holdings Ltd	2,980	$132,759	$9,387
Marvell Technology Group Ltd	55,480	469,916	102,083
RenaissanceRe Holdings Ltd	7,017	779,027	61,820
Teekay Corp	31,505	207,434	65,400

			238,690

Ireland

XL Group PLC	1,725	63,816	(336)

Switzerland

TE Connectivity Ltd	4,556	282,027	80

United Kingdom

Noble Corp PLC	7,610	54,966	23,798

United States

3M Co	6,893	1,026,023	122,558
Aaron’s Inc	10,871	242,513	30,350
Abbott Laboratories	15,151	685,734	(51,968)
Abercrombie & Fitch Co ‘A’	10,399	272,647	55,337
Accenture PLC ‘A’	5,961	615,533	72,367
Activision Blizzard Inc	10,177	395,580	(51,190)
Aetna Inc	4,000	435,440	13,960
Aflac Inc	15,078	910,410	41,615
AGCO Corp	3,623	161,513	18,550
Agilent Technologies Inc	17,815	726,496	(16,568)
Akamai Technologies Inc	8,466	434,936	35,519
Alaska Air Group Inc	2,191	159,878	19,828
Alkermes PLC	16,828	545,089	30,261
Allied World Assurance Co Holdings AG	3,168	103,345	7,345
Allscripts Healthcare Solutions Inc	18,886	237,943	11,541
Alphabet Inc ‘A’	817	627,260	(3,971)
Altria Group Inc	28,796	1,682,550	121,807
Amazon.com Inc	814	503,243	(20,021)
Amdocs Ltd	17,854	979,470	99,268
Ameren Corp	15,545	694,452	84,353
American Airlines Group Inc	3,890	162,321	(2,792)
American Eagle Outfitters Inc	11,638	177,247	16,759
American Electric Power Co Inc	12,453	715,051	111,828
American Financial Group Inc	957	64,997	2,347
American International Group Inc	9,930	557,609	(20,893)
American Water Works Co Inc	4,817	321,465	10,570
Ameriprise Financial Inc	7,548	793,295	(83,707)
AmerisourceBergen Corp	6,084	622,637	(96,066)
Amgen Inc	1,697	273,947	(19,516)
Analog Devices Inc	3,431	188,070	15,011
ANSYS Inc	2,006	183,268	(3,811)
Anthem Inc	6,727	940,123	(5,137)
AO Smith Corp	13,884	1,037,724	21,764
Apollo Education Group Inc	9,569	72,724	5,885
Apple Inc	3,026	329,773	30

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Applied Materials Inc	11,482	$207,365	$35,824
AptarGroup Inc	1,275	100,016	(43)
Archer-Daniels-Midland Co	18,422	631,948	36,955
Armstrong World Industries Inc	2,875	116,633	22,431
Arrow Electronics Inc	11,866	649,308	114,982
Assurant Inc	5,194	420,143	(19,426)
Assured Guaranty Ltd	36,384	920,879	(364)
Automatic Data Processing Inc	4,449	377,320	21,800
Avery Dennison Corp	6,414	410,132	52,382
Avnet Inc	22,986	998,285	19,995
Avon Products Inc	77,587	312,676	60,518
Axis Capital Holdings Ltd	9,171	499,612	9,011
Baxter International Inc	14,865	558,306	52,348
Bed Bath & Beyond Inc	3,871	200,169	(8,013)
Belden Inc	1,723	78,281	27,477
Bemis Co Inc	17,103	762,618	122,975
Best Buy Co Inc	21,816	650,117	57,594
Big Lots Inc	17,031	643,265	128,069
Biogen Inc	1,209	359,279	(44,552)
Bio-Rad Laboratories Inc ‘A’	770	102,717	2,557
Brinker International Inc	5,261	237,692	4,051
Broadridge Financial Solutions Inc	12,583	677,846	68,452
Brocade Communications Systems Inc	129,049	1,138,212	227,126
Bruker Corp	27,489	697,794	71,898
Brunswick Corp	14,128	612,970	64,891
Bunge Ltd	11,589	733,609	(76,860)
BWX Technologies Inc	23,150	720,858	56,056
CA Inc	16,549	471,647	37,897
Cabot Corp	2,206	107,172	(556)
Cadence Design Systems Inc	17,883	374,681	47,000
California Resources Corp	227,750	306,702	(72,119)
Capital One Financial Corp	11,493	854,849	(58,270)
Cardinal Health Inc	6,497	571,476	(39,047)
Carlisle Cos Inc	9,661	873,753	87,516
Carnival Corp	9,511	479,739	22,157
Carpenter Technology Corp	4,175	137,574	5,336
Carter’s Inc	9,580	855,590	153,951
CDW Corp	6,560	280,046	(7,806)
CEB Inc	480	30,004	1,066
Centene Corp	965	59,695	(280)
CenturyLink Inc	12,239	335,600	55,558
CH Robinson Worldwide Inc	2,868	204,976	7,916
Charles River Laboratories International Inc	7,217	569,534	(21,475)
Chico’s FAS Inc	17,993	193,506	45,261
Chubb Ltd	4,582	529,679	16,266
Church & Dwight Co Inc	11,248	958,780	78,061
Cintas Corp	5,281	478,036	(3,750)
Cisco Systems Inc	34,747	928,440	60,807
CIT Group Inc	8,281	335,381	(78,421)
Citigroup Inc	11,332	465,652	7,459
Citrix Systems Inc	8,437	634,031	28,948
Cleco Corp	5,240	238,578	50,723
CME Group Inc ‘A’	1,752	166,387	1,892
Coach Inc	1,479	48,275	11,019

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120 and B-121

PACIFIC FUNDS

PF EQUITY LONG/SHORT FUND

Schedule of Investments (Continued)

March 31, 2016

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Cognizant Technology Solutions Corp ‘A’	6,149	$357,458	$28,084
Colgate-Palmolive Co	6,680	431,952	39,990
Comcast Corp ‘A’	7,279	417,851	26,750
Commerce Bancshares Inc	1,503	58,798	8,761
Commercial Metals Co	19,139	269,820	54,969
Community Health Systems Inc	31,448	769,648	(187,546)
Computer Sciences Corp	18,717	599,257	44,421
Consolidated Edison Inc	14,604	937,869	181,090
Convergys Corp	7,619	195,731	15,849
CoreLogic Inc	2,021	72,574	(2,445)
Corning Inc	19,053	344,669	53,348
CR Bard Inc	2,667	508,384	32,137
Cracker Barrel Old Country Store Inc	1,256	156,232	35,521
Crane Co	5,036	230,281	40,958
Crown Holdings Inc	2,011	98,873	852
CSX Corp	19,832	510,497	177
Cummins Inc	8,000	687,680	191,840
CVR Energy Inc	1,231	41,850	(9,721)
Dana Holding Corp	6,404	79,145	11,087
Danaher Corp	2,861	262,897	8,497
Darden Restaurants Inc	9,741	568,777	77,051
Dean Foods Co	25,707	449,531	(4,285)
Deckers Outdoor Corp	3,488	196,281	12,685
Delta Air Lines Inc	13,643	640,713	23,428
Deluxe Corp	2,950	166,573	17,772
Denbury Resources Inc	28,619	45,571	17,964
DENTSPLY SIRONA Inc	3,858	232,483	5,285
Dick’s Sporting Goods Inc	5,360	193,978	56,602
Dillard’s Inc ‘A’	3,432	254,683	36,728
Discover Financial Services	14,712	792,683	(43,548)
Dollar General Corp	5,398	386,173	75,896
Domino’s Pizza Inc	734	80,278	16,508
Domtar Corp	11,299	418,854	38,756
DR Horton Inc	15,468	393,267	74,330
Dr Pepper Snapple Group Inc	16,180	1,505,225	(58,410)
Dril-Quip Inc	4,663	248,639	33,752
DST Systems Inc	3,205	370,755	(9,328)
DTE Energy Co	5,962	476,662	63,853
Eaton Corp PLC	4,181	220,865	40,699
eBay Inc	47,668	1,337,087	(199,729)
Edison International	6,011	366,070	66,061
Edwards Lifesciences Corp	4,283	346,880	30,923
Electronic Arts Inc	4,697	334,051	(23,532)
Emerson Electric Co	10,634	478,530	99,747
Energizer Holdings Inc	5,519	208,446	15,129
Ensco PLC ‘A’	6,698	56,322	13,136
Entergy Corp	3,075	206,879	36,907
EP Energy Corp ‘A’	85,383	264,765	121,166
Equifax Inc	10,087	1,141,848	10,995
Esterline Technologies Corp	6,639	426,396	(1,035)
Exelon Corp	22,045	632,526	158,008
Expedia Inc	3,298	424,354	(68,763)
Expeditors International of Washington Inc	2,644	122,444	6,610
Express Scripts Holding Co	5,617	449,613	(63,782)
F5 Networks Inc	6,166	601,547	51,124
Facebook Inc ‘A’	1,122	123,757	4,263
FactSet Research Systems Inc	2,046	331,445	(21,414)
Fairchild Semiconductor International Inc	19,936	399,717	(997)
FedEx Corp	3,878	588,836	42,193
Fifth Third Bancorp	19,690	399,412	(70,786)
First American Financial Corp	4,198	147,686	12,300
First Solar Inc	2,696	173,838	10,757
FirstEnergy Corp	15,479	517,577	39,203
Fiserv Inc	3,506	325,742	33,903
Flextronics International Ltd	46,827	515,799	48,934
Flowers Foods Inc	8,146	172,725	(22,350)
FMC Technologies Inc	13,149	341,544	18,212
Foot Locker Inc	6,419	410,880	3,145

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Ford Motor Co	11,631	$162,601	($5,583)
Fortinet Inc	6,896	198,617	12,607
Franklin Resources Inc	7,094	251,482	25,538
FTI Consulting Inc	4,539	156,468	4,712
GameStop Corp ‘A’	1,363	39,595	3,653
Gannett Co Inc	6,709	101,474	100
General Dynamics Corp	8,545	1,180,577	(58,021)
General Mills Inc	10,110	557,802	82,667
General Motors Co	38,851	1,325,208	(104,121)
Genpact Ltd	13,463	345,323	20,736
Gilead Sciences Inc	2,586	264,703	(27,153)
GNC Holdings Inc ‘A’	10,546	305,717	29,118
GoPro Inc ‘A’	15,609	179,963	6,720
Graham Holdings Co ‘B’	587	291,146	(9,386)
Graphic Packaging Holding Co	24,321	310,581	1,944
Groupon Inc ‘A’	119,642	319,132	158,239
Guess? Inc	2,295	48,389	(5,311)
H&R Block Inc	2,346	79,013	(17,032)
Hasbro Inc	4,792	375,610	8,229
HCA Holdings Inc	5,700	369,018	75,867
HD Supply Holdings Inc	20,269	490,580	179,715
Henry Schein Inc	1,709	265,237	29,788
Herman Miller Inc	17,287	490,231	43,765
Hewlett Packard Enterprise Co	2,747	37,728	10,977
HollyFrontier Corp	16,841	653,610	(58,786)
Hologic Inc	7,493	260,120	(1,612)
Hormel Foods Corp	6,924	275,194	24,199
HP Inc	80,546	920,557	71,770
HSN Inc	3,860	179,045	22,871
Hubbell Inc	3,109	290,256	39,080
Huntington Ingalls Industries Inc	12,024	1,526,928	119,639
Huntsman Corp	34,672	303,583	157,555
IAC/InterActiveCorp	11,842	728,520	(170,998)
Illinois Tool Works Inc	3,642	337,067	36,019
IMS Health Holdings Inc	1,862	44,079	5,357
Ingersoll-Rand PLC	2,629	140,441	22,583
Ingram Micro Inc ‘A’	13,016	400,034	67,371
Ingredion Inc	5,712	559,324	50,661
Integrated Device Technology Inc	23,239	624,292	(149,287)
Intel Corp	7,402	252,364	(12,909)
International Business Machines Corp	5,212	712,741	76,616
International Game Technology PLC	2,102	31,379	6,982
International Paper Co	14,724	555,389	48,884
Intuit Inc	4,322	422,994	26,537
Invesco Ltd	13,406	418,133	(5,631)
ITT Corp	5,349	184,921	12,403
j2 Global Inc	3,630	215,868	7,667
Jabil Circuit Inc	13,497	299,975	(39,888)
Jack Henry & Associates Inc	1,679	132,918	9,075
Jack in the Box Inc	4,448	338,553	(54,460)
Jacobs Engineering Group Inc	1,677	69,763	3,270
Jazz Pharmaceuticals PLC	1,003	126,071	4,871
JetBlue Airways Corp	14,083	298,974	(1,541)
John Wiley & Sons Inc ‘A’	7,000	303,931	38,299
Johnson & Johnson	8,937	926,231	40,753
Joy Global Inc	18,794	229,905	72,115
JPMorgan Chase & Co	4,234	280,630	(29,892)
Juniper Networks Inc	14,224	402,262	(39,408)
Kennametal Inc	18,834	369,607	53,969
Kimberly-Clark Corp	9,819	1,235,623	85,131
Kinder Morgan Inc	7,280	111,489	18,532
Kohl’s Corp	4,902	217,894	10,588
L Brands Inc	1,187	114,640	(10,410)
L-3 Communications Holdings Inc	5,382	633,192	4,575
Lam Research Corp	5,880	462,756	22,932
Lancaster Colony Corp	3,094	332,205	9,899

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120 and B-121

PACIFIC FUNDS

PF EQUITY LONG/SHORT FUND

Schedule of Investments (Continued)

March 31, 2016

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Landstar System Inc	2,074	$122,020	$11,981
Lear Corp	4,294	521,875	(44,511)
Legg Mason Inc	5,646	214,221	(18,418)
Lennox International Inc	2,816	350,449	30,246
Lexmark International Inc ‘A’	3,647	115,099	6,820
Liberty Interactive Corp QVC Group ‘A’	14,273	375,519	(15,126)
LifePoint Health Inc	2,257	157,245	(948)
Lincoln Electric Holdings Inc	4,324	217,930	35,327
Lincoln National Corp	17,274	867,846	(190,705)
LinkedIn Corp ‘A’	2,747	309,362	4,758
LivaNova PLC	992	54,597	(1,049)
Lowe’s Cos Inc	9,184	687,882	7,806
LyondellBasell Industries NV ‘A’	6,259	548,852	(13,206)
Macy’s Inc	14,462	498,939	138,691
Mallinckrodt PLC	4,471	327,310	(53,327)
Manhattan Associates Inc	3,440	217,894	(22,261)
ManpowerGroup Inc	14,240	1,198,296	(38,875)
Marathon Oil Corp	13,271	120,448	27,391
Marathon Petroleum Corp	14,493	654,482	(115,632)
Marriott International Inc ‘A’	712	48,816	1,864
Masco Corp	25,580	725,705	78,786
Maxim Integrated Products Inc	11,359	426,220	(8,436)
McDonald’s Corp	4,408	517,940	36,057
McGraw Hill Financial Inc	2,012	191,784	7,364
McKesson Corp	3,992	753,756	(126,014)
Mead Johnson Nutrition Co	5,145	398,739	38,432
Medivation Inc	8,030	337,676	31,543
Medtronic PLC	4,228	329,361	(12,261)
Mentor Graphics Corp	32,296	596,522	60,055
Merck & Co Inc	8,727	459,564	2,182
MetLife Inc	12,414	589,293	(43,821)
Michael Kors Holdings Ltd	9,226	363,781	161,732
Micron Technology Inc	51,043	684,992	(150,571)
Microsoft Corp	12,074	672,522	(5,675)
Molina Healthcare Inc	10,763	640,780	53,326
Mondelez International Inc ‘A’	18,667	828,068	(79,148)
Morgan Stanley	22,208	719,095	(163,673)
Morningstar Inc	984	75,246	11,612
MSC Industrial Direct Co Inc ‘A’	2,778	205,214	6,775
MSCI Inc	13,854	976,097	50,207
MSG Networks Inc ‘A’	13,106	257,696	(31,093)
Murphy USA Inc	5,686	355,148	(5,743)
Nasdaq Inc	10,451	591,257	102,480
NCR Corp	6,067	155,315	26,270
NetApp Inc	17,415	492,845	(17,589)
NeuStar Inc ‘A’	6,145	149,967	1,200
News Corp ‘A’	5,023	63,532	612
NIKE Inc ‘B’	11,891	774,223	(43,283)
NiSource Inc	7,510	144,793	32,143
Northrop Grumman Corp	4,251	800,506	40,767
Nu Skin Enterprises Inc ‘A’	16,978	600,078	49,331
Nuance Communications Inc	17,901	344,202	(9,632)
NVIDIA Corp	9,237	301,773	27,342
Oceaneering International Inc	8,363	299,760	(21,774)
Oil States International Inc	15,042	420,857	53,267
Old Republic International Corp	7,405	133,432	1,931
Omnicom Group Inc	3,888	286,429	37,169
ON Semiconductor Corp	64,902	591,550	30,861
OneMain Holdings Inc	5,614	155,697	(1,705)
Oracle Corp	21,195	782,731	84,356
Orbital ATK Inc	2,171	190,965	(2,218)
O’Reilly Automotive Inc	796	202,463	15,371
Owens & Minor Inc	2,780	110,454	1,914
Owens Corning	27,722	1,299,607	11,089
Packaging Corp of America	3,320	168,647	31,881
Parker-Hannifin Corp	4,561	434,162	72,474
Paychex Inc	3,280	174,988	2,165
PBF Energy Inc ‘A’	4,625	161,076	(7,526)
PepsiCo Inc	20,593	2,063,419	46,952
PG&E Corp	19,610	1,055,999	115,111

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Philip Morris International Inc	1,946	$173,350	$17,572
Phillips 66	758	60,342	5,293
Pinnacle Foods Inc	4,421	183,383	14,147
Pinnacle West Capital Corp	7,299	464,143	83,793
Pitney Bowes Inc	12,537	248,483	21,564
Plantronics Inc	6,958	279,923	(7,239)
Polycom Inc	36,996	458,961	(46,456)
Popular Inc	1,241	32,874	2,631
Prudential Financial Inc	1,735	126,717	(1,415)
PTC Inc	5,924	201,061	(4,621)
Public Service Enterprise Group Inc	52,235	1,990,676	471,682
PVH Corp	5,662	409,935	150,942
QEP Resources Inc	13,653	159,604	33,040
QUALCOMM Inc	6,246	274,976	44,444
Quanta Services Inc	27,157	495,761	116,901
Quest Diagnostics Inc	6,282	424,664	24,185
Quintiles Transnational Holdings Inc	12,421	865,569	(56,962)
Rackspace Hosting Inc	48,497	1,062,700	(15,649)
Ralph Lauren Corp ‘A’	4,772	538,043	(78,690)
Raytheon Co	5,958	759,466	(28,837)
Red Hat Inc	1,519	111,249	1,932
Regions Financial Corp	37,842	368,203	(71,143)
Reinsurance Group of America Inc	6,016	520,564	58,476
Reliance Steel & Aluminum Co	6,051	374,859	43,810
Republic Services Inc	7,687	350,286	16,000
ResMed Inc	917	51,809	1,212
Robert Half International Inc	23,592	1,055,393	43,522
Rockwell Automation Inc	6,443	644,429	88,462
Ross Stores Inc	7,069	380,736	28,559
Rowan Cos PLC ‘A’	19,363	278,446	33,299
RR Donnelley & Sons Co	9,760	125,573	34,491
Sally Beauty Holdings Inc	4,763	146,727	7,499
Santander Consumer USA Holdings Inc	9,719	150,061	(48,109)
SCANA Corp	7,654	510,409	26,519
Sealed Air Corp	4,951	237,677	21
SEI Investments Co	3,813	200,068	(35,918)
Service Corp International	2,911	75,162	(3,319)
Skechers U.S.A. Inc ‘A’	14,886	442,787	10,492
Skyworks Solutions Inc	1,598	122,241	2,244
Snap-on Inc	2,568	437,716	(34,565)
Sonoco Products Co	8,810	376,585	51,317
Southwest Airlines Co	1,789	70,266	9,882
Spirit AeroSystems Holdings Inc ‘A’	24,180	1,171,279	(74,474)
SPX Corp	16,808	153,186	99,270
SPX FLOW Inc	7,404	145,333	40,359
St Jude Medical Inc	4,150	253,399	(25,149)
Stanley Black & Decker Inc	4,274	459,626	(9,958)
Staples Inc	29,321	269,030	54,380
Starbucks Corp	2,789	163,856	2,647
Steel Dynamics Inc	13,349	227,066	73,420
Stryker Corp	1,194	110,696	17,409
SunEdison Inc	76,666	129,261	(87,846)
Superior Energy Services Inc	7,194	94,169	2,158
SUPERVALU Inc	139,130	859,679	(58,290)
Symantec Corp	18,791	353,186	(7,807)
Synaptics Inc	4,336	324,973	20,779
Synchrony Financial	16,312	483,105	(15,603)
SYNNEX Corp	4,089	377,125	1,476
Synopsys Inc	7,370	333,271	23,731
Sysco Corp	7,618	317,428	38,561
Tableau Software Inc ‘A’	6,757	288,252	21,692
Talen Energy Corp	14,000	82,040	43,960
Target Corp	9,518	688,437	94,704
TCF Financial Corp	6,060	75,216	(920)
Tech Data Corp	10,529	700,115	108,197
TEGNA Inc	4,840	125,840	(12,294)
Telephone & Data Systems Inc	12,944	328,543	60,942

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120 and B-121

PACIFIC FUNDS

PF EQUITY LONG/SHORT FUND

Schedule of Investments (Continued)

March 31, 2016

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Teradata Corp	11,914	$317,892	($5,269)
Teradyne Inc	27,628	569,689	26,799
Tesoro Corp	7,178	706,461	(89,081)
Texas Instruments Inc	4,393	239,647	12,599
Textron Inc	8,922	319,291	6,005
The Allstate Corp	20,399	1,272,286	101,995
The Boston Beer Co Inc ‘A’	330	59,332	1,741
The Cheesecake Factory Inc	5,399	250,461	36,172
The Chemours Co	4,221	19,923	9,624
The Clorox Co	3,766	494,522	(19,780)
The Coca-Cola Co	19,743	856,387	59,490
The Dow Chemical Co	4,920	247,230	3,001
The Dun & Bradstreet Corp	4,917	511,761	(4,917)
The Estee Lauder Cos Inc ‘A’	8,759	781,390	44,671
The Gap Inc	2,301	57,985	9,664
The Goodyear Tire & Rubber Co	7,777	252,753	3,733
The Hartford Financial Services Group Inc	11,182	484,292	30,974
The Home Depot Inc	3,445	452,501	7,166
The Interpublic Group of Cos Inc	30,646	689,229	14,097
The Kroger Co	4,669	195,818	(17,229)
The Mosaic Co	4,444	128,165	(8,177)
The New York Times Co ‘A’	2,857	35,731	(133)
The PNC Financial Services Group Inc	4,702	449,887	(52,239)
The Priceline Group Inc	408	524,674	1,221
The Procter & Gamble Co	16,227	1,302,866	32,779
The Sherwin-Williams Co	602	170,849	523
The Timken Co	5,182	151,686	21,860
The TJX Cos Inc	3,219	227,422	24,786
The Travelers Cos Inc	7,909	895,852	27,207
The Wendy’s Co	3,514	36,897	1,370
The Western Union Co	14,265	258,624	16,547
Thor Industries Inc	7,255	394,803	67,848
Time Warner Inc	3,451	223,832	26,538
TopBuild Corp	1,142	27,513	6,450
Torchmark Corp	2,079	118,482	(5,884)
Total System Services Inc	12,450	610,136	(17,765)
Transocean Ltd	3,224	30,405	(937)
Trinity Industries Inc	8,349	198,790	(45,920)
TripAdvisor Inc	1,436	89,169	6,325
Triumph Group Inc	3,667	124,531	(9,094)
Tupperware Brands Corp	720	40,025	1,721
Tyson Foods Inc ‘A’	12,520	693,529	141,055
Union Pacific Corp	2,897	224,025	6,431
United Natural Foods Inc	2,585	105,393	(1,218)
United Parcel Service Inc ‘B’	2,636	276,694	1,325
United Therapeutics Corp	6,921	1,094,487	(323,280)
UnitedHealth Group Inc	2,993	356,825	28,972
Universal Health Services Inc ‘B’	2,586	300,286	22,240
Unum Group	16,529	546,614	(35,537)
Urban Outfitters Inc	8,934	206,175	89,451
US Bancorp	4,912	215,293	(15,915)
Valero Energy Corp	12,084	854,580	(79,512)
Validus Holdings Ltd	7,139	324,932	11,957
Valmont Industries Inc	593	67,726	5,711
Varian Medical Systems Inc	1,615	126,697	2,536
VCA Inc	2,468	132,606	9,773
Vectren Corp	4,910	212,352	35,897
VeriFone Systems Inc	2,433	68,237	471
VeriSign Inc	3,353	294,561	2,314
Verizon Communications Inc	3,378	170,113	12,570
VF Corp	5,403	337,471	12,427
Viacom Inc ‘B’	18,497	735,767	27,789
Vishay Intertechnology Inc	21,055	247,897	9,184
VMware Inc ‘A’	4,042	224,381	(12,944)
Voya Financial Inc	5,386	197,720	(37,379)
Waddell & Reed Financial Inc ‘A’	11,424	294,597	(25,676)
Wal-Mart Stores Inc	11,522	679,568	109,574
Waste Management Inc	6,651	354,365	38,044

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Waters Corp	1,902	$247,791	$3,121
Watsco Inc	1,841	239,105	8,951
WellCare Health Plans Inc	5,111	456,362	17,684
Wells Fargo & Co	5,550	291,343	(22,945)
Werner Enterprises Inc	13,513	326,752	40,261
WESCO International Inc	4,094	166,268	57,551
Western Digital Corp	11,964	710,662	(145,482)
Western Refining Inc	8,082	306,469	(71,364)
Westlake Chemical Corp	6,005	314,170	(36,139)
Whirlpool Corp	1,045	153,646	34,809
Whiting Petroleum Corp	8,196	55,455	9,949
World Fuel Services Corp	13,252	508,735	135,040
Worthington Industries Inc	3,084	105,620	4,294
WR Berkley Corp	5,138	275,859	12,896
Wyndham Worldwide Corp	3,011	217,605	12,526
Xcel Energy Inc	9,055	329,602	49,078
Xerox Corp	62,102	632,819	60,239
Xilinx Inc	8,997	423,759	2,969
Xylem Inc	3,026	119,227	4,536
Yelp Inc ‘A’	16,305	381,480	(57,337)
Yum! Brands Inc	7,393	523,951	81,166
Zynga Inc ‘A’	136,935	356,031	(43,819)

			6,868,788

Total Long Positions			7,131,020

Short Positions:

Bermuda

Golar LNG Ltd	(9,697)	(136,825)	(37,430)

Singapore

Broadcom Ltd	(2,696)	(385,466)	(31,066)

United Kingdom

Delphi Automotive PLC	(10,893)	(702,226)	(114,967)
Liberty Global PLC ‘A’	(11,402)	(410,343)	(28,634)
Pentair PLC	(15,421)	(739,672)	(97,071)

			(240,672)

United States

3D Systems Corp	(7,178)	(63,045)	(47,998)
AbbVie Inc	(1,249)	(70,592)	(751)
Acadia Healthcare Co Inc	(19,851)	(1,202,463)	108,474
ACI Worldwide Inc	(3,712)	(72,262)	(4,910)
Acuity Brands Inc	(1,014)	(227,862)	6,668
Acxiom Corp	(5,416)	(118,448)	2,329
Adobe Systems Inc	(1,755)	(165,321)	702
Advance Auto Parts Inc	(2,566)	(392,778)	(18,655)
Advanced Micro Devices Inc	(61,610)	(121,839)	(53,750)
AECOM	(25,119)	(734,349)	(39,065)
AES Corp	(6,119)	(56,038)	(16,166)
Agios Pharmaceuticals Inc	(10,560)	(427,905)	(831)
Air Lease Corp	(17,857)	(502,881)	(70,686)
Air Products & Chemicals Inc	(2,899)	(377,914)	(39,687)
Akorn Inc	(41,593)	(1,411,297)	432,614
Albemarle Corp	(13,686)	(713,428)	(161,518)
Alcoa Inc	(36,422)	(253,722)	(95,201)
Alexion Pharmaceuticals Inc	(7,345)	(1,364,628)	342,057
Align Technology Inc	(8,244)	(533,964)	(65,292)
Alleghany Corp	(1,519)	(727,404)	(26,324)
Allegheny Technologies Inc	(11,044)	(98,931)	(81,087)
Allegion PLC	(4,657)	(287,851)	(8,846)
Alliance Data Systems Corp	(2,503)	(673,457)	122,797
Alliant Energy Corp	(18,342)	(1,168,569)	(193,875)
Allison Transmission Holdings Inc	(1,615)	(41,086)	(2,487)
Ally Financial Inc	(35,027)	(613,783)	(41,923)
Alnylam Pharmaceuticals Inc	(10,170)	(757,870)	119,499
AMC Networks Inc ‘A’	(1,208)	(92,360)	13,913
AMERCO	(501)	(174,086)	(4,926)
American Express Co	(1,825)	(103,805)	(8,250)
AMETEK Inc	(14,226)	(761,802)	50,787
Amphenol Corp ‘A’	(13,192)	(695,614)	(67,147)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120 and B-121

PACIFIC FUNDS

PF EQUITY LONG/SHORT FUND

Schedule of Investments (Continued)

March 31, 2016

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Amsurg Corp	(1,763)	($126,331)	($5,189)
AmTrust Financial Services Inc	(3,741)	(97,260)	443
Anadarko Petroleum Corp	(9,888)	(462,066)	1,582
Aon PLC	(7,927)	(739,351)	(88,624)
Apache Corp	(14,174)	(608,773)	(83,060)
Aqua America Inc	(8,832)	(267,565)	(13,469)
Arista Networks Inc	(5,380)	(365,490)	26,012
ARRIS International PLC	(25,790)	(770,089)	178,983
Arthur J Gallagher & Co	(3,230)	(133,270)	(10,401)
Artisan Partners Asset Management Inc ‘A’	(3,726)	(118,247)	3,338
Ascena Retail Group Inc	(40,278)	(282,986)	(162,488)
Ashland Inc	(2,077)	(203,343)	(25,044)
AT&T Inc	(14,788)	(503,236)	(76,010)
athenahealth Inc	(1,568)	(233,176)	15,569
Atmos Energy Corp	(3,419)	(216,473)	(37,422)
Autodesk Inc	(7,903)	(412,259)	(48,565)
AutoNation Inc	(8,945)	(438,619)	21,067
AutoZone Inc	(72)	(54,382)	(2,979)
Avis Budget Group Inc	(24,671)	(790,467)	115,468
Axalta Coating Systems Ltd	(3,801)	(90,756)	(20,233)
B/E Aerospace Inc	(5,001)	(209,092)	(21,554)
Ball Corp	(15,683)	(1,093,064)	(24,977)
Bank of America Corp	(16,586)	(286,938)	62,695
Bank of Hawaii Corp	(2,199)	(140,923)	(9,225)
Bank of the Ozarks Inc	(8,238)	(341,277)	(4,472)
BankUnited Inc	(5,806)	(205,458)	5,500
BB&T Corp	(5,957)	(200,431)	2,241
Becton Dickinson and Co	(2,465)	(384,318)	10,082
BioMarin Pharmaceutical Inc	(10,120)	(840,229)	5,531
Bio-Techne Corp	(7,833)	(694,688)	(45,688)
Black Hills Corp	(9,200)	(486,975)	(66,221)
Black Knight Financial Services Inc ‘A’	(8,569)	(265,374)	(522)
BlackRock Inc	(475)	(143,594)	(18,176)
BorgWarner Inc	(30,339)	(1,191,369)	26,351
Boston Scientific Corp	(32,602)	(601,851)	(11,393)
Bristol-Myers Squibb Co	(10,672)	(672,135)	(9,593)
Brookdale Senior Living Inc	(52,189)	(950,884)	122,122
Brown & Brown Inc	(4,643)	(143,138)	(23,081)
Brown-Forman Corp ‘B’	(6,353)	(644,766)	19,186
Buffalo Wild Wings Inc	(1,100)	(172,593)	9,661
Cabela’s Inc	(17,153)	(795,728)	(39,452)
Cable One Inc	(375)	(157,699)	(6,225)
Cabot Oil & Gas Corp	(16,080)	(246,828)	(118,349)
CalAtlantic Group Inc	(16,997)	(556,769)	(11,271)
Calpine Corp	(10,709)	(154,536)	(7,920)
Campbell Soup Co	(3,844)	(204,270)	(40,939)
CarMax Inc	(20,815)	(1,189,577)	125,931
Catalent Inc	(13,108)	(327,189)	(22,401)
Caterpillar Inc	(4,347)	(282,120)	(50,599)
CBOE Holdings Inc	(5,508)	(356,123)	(3,715)
CDK Global Inc	(12,702)	(610,331)	19,053
Celanese Corp ‘A’	(2,023)	(129,150)	(3,356)
Celgene Corp	(4,303)	(443,229)	12,542
CenterPoint Energy Inc	(8,400)	(149,483)	(26,245)
Cerner Corp	(3,903)	(235,663)	28,960
CF Industries Holdings Inc	(11,439)	(373,551)	15,053
Cheniere Energy Inc	(18,156)	(662,538)	48,321
Chevron Corp	(5,203)	(471,080)	(25,287)
Chicago Bridge & Iron Co NV	(17,889)	(645,001)	(9,557)
Chipotle Mexican Grill Inc	(1,278)	(709,149)	107,250
Ciena Corp	(30,242)	(599,874)	24,671
Cimarex Energy Co	(6,854)	(656,202)	(10,487)
Cincinnati Financial Corp	(9,499)	(566,615)	(54,239)
Clean Harbors Inc	(1,368)	(57,146)	(10,351)
CMS Energy Corp	(15,496)	(563,498)	(94,152)
CNO Financial Group Inc	(17,355)	(282,835)	(28,166)
Cognex Corp	(10,048)	(348,925)	(42,444)
Colfax Corp	(6,583)	(140,320)	(47,888)
Columbia Pipeline Group Inc	(437)	(8,596)	(2,373)
Comerica Inc	(4,093)	(173,175)	18,173
CommScope Holding Co Inc	(41,218)	(995,537)	(155,270)

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
CommVault Systems Inc	(2,139)	($75,018)	($17,323)
Compass Minerals International Inc	(6,759)	(475,417)	(3,525)
ConAgra Foods Inc	(5,215)	(211,885)	(20,808)
Concho Resources Inc	(5,427)	(518,116)	(30,228)
ConocoPhillips	(3,825)	(180,846)	26,813
Constellation Brands Inc ‘A’	(1,418)	(198,364)	(15,882)
Copart Inc	(5,704)	(219,085)	(13,467)
Core Laboratories NV	(5,917)	(629,867)	(35,263)
CoStar Group Inc	(2,743)	(564,031)	47,881
Costco Wholesale Corp	(4,262)	(659,826)	(11,780)
Covanta Holding Corp	(44,316)	(665,178)	(81,990)
CST Brands Inc	(5,890)	(227,711)	2,183
Cullen/Frost Bankers Inc	(3,895)	(215,991)	1,337
CVS Health Corp	(1,989)	(201,041)	(5,278)
Cypress Semiconductor Corp	(85,292)	(787,151)	48,522
DaVita HealthCare Partners Inc	(7,528)	(512,807)	(39,597)
Deere & Co	(5,864)	(445,931)	(5,538)
Devon Energy Corp	(1,517)	(39,689)	(1,938)
DeVry Education Group Inc	(5,032)	(125,005)	38,102
DexCom Inc	(6,415)	(524,298)	88,655
Diebold Inc	(15,256)	(438,244)	(2,807)
Discovery Communications Inc ‘A’	(11,013)	(291,624)	(23,678)
DISH Network Corp ‘A’	(5,584)	(324,654)	66,338
Dolby Laboratories Inc ‘A’	(3,186)	(105,876)	(32,588)
Dollar Tree Inc	(16,112)	(1,233,857)	(94,739)
Dominion Resources Inc	(37,307)	(2,519,715)	(282,787)
Donaldson Co Inc	(5,222)	(145,073)	(21,561)
Dover Corp	(3,780)	(223,079)	(20,089)
DreamWorks Animation SKG Inc ‘A’	(5,305)	(123,481)	(8,879)
Dunkin’ Brands Group Inc	(6,842)	(287,599)	(35,139)
E*TRADE Financial Corp	(17,009)	(509,420)	92,869
Eagle Materials Inc	(3,849)	(215,368)	(54,485)
East West Bancorp Inc	(1,100)	(46,519)	10,791
Eastman Chemical Co	(3,776)	(249,221)	(23,519)
Ecolab Inc	(6,802)	(784,271)	25,712
Eli Lilly & Co	(2,793)	(198,892)	(2,232)
Endo International PLC	(11,140)	(683,773)	370,182
Envision Healthcare Holdings Inc	(37,887)	(846,123)	73,228
EOG Resources Inc	(8,113)	(565,128)	(23,714)
EQT Corp	(2,415)	(115,316)	(47,117)
Eversource Energy	(17,217)	(887,619)	(116,820)
Exxon Mobil Corp	(6,798)	(529,972)	(38,273)
Federated Investors Inc ‘B’	(4,068)	(105,379)	(11,983)
FEI Co	(5,304)	(428,563)	(43,546)
Fidelity National Information Services Inc	(6,911)	(420,516)	(17,020)
FireEye Inc	(7,900)	(141,633)	(488)
First Data Corp ‘A’	(47,524)	(522,307)	(92,654)
First Horizon National Corp	(13,592)	(189,919)	11,864
First Republic Bank	(6,877)	(433,195)	(25,089)
FleetCor Technologies Inc	(4,503)	(642,983)	(26,838)
FLIR Systems Inc	(1,518)	(43,187)	(6,831)
Flowserve Corp	(6,300)	(244,296)	(35,487)
FMC Corp	(18,267)	(678,265)	(59,174)
FNF Group	(13,747)	(446,840)	(19,183)
Fortune Brands Home & Security Inc	(5,230)	(255,653)	(37,437)
Frank’s International NV	(7,310)	(111,618)	(8,851)
Freeport-McMoRan Inc	(8,199)	(73,898)	(10,879)
Frontier Communications Corp	(19,025)	(81,730)	(24,620)
Garmin Ltd	(5,936)	(243,006)	5,804
GATX Corp	(7,701)	(325,912)	(39,885)
GCP Applied Technologies Inc	(2,785)	—	(55,533)
General Electric Co	(18,042)	(551,183)	(22,372)
Genesee & Wyoming Inc ‘A’	(10,532)	(548,609)	(111,747)
Gentex Corp	(32,552)	(502,058)	(8,683)
Genworth Financial Inc ‘A’	(50,694)	(169,278)	30,883

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120 and B-121

PACIFIC FUNDS

PF EQUITY LONG/SHORT FUND

Schedule of Investments (Continued)

March 31, 2016

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Global Payments Inc	(3,950)	($253,511)	($4,424)
Graco Inc	(814)	(52,451)	(15,892)
Granite Construction Inc	(3,057)	(129,086)	(17,039)
Great Plains Energy Inc	(7,498)	(202,424)	(39,387)
Greif Inc ‘A’	(8,069)	(231,296)	(32,964)
Halliburton Co	(22,555)	(770,930)	(34,735)
Halyard Health Inc	(1,745)	(47,794)	(2,340)
Hancock Holding Co	(3,214)	(77,393)	3,600
Hanesbrands Inc	(13,665)	(397,681)	10,415
Harley-Davidson Inc	(23,082)	(1,048,384)	(136,415)
Harman International Industries Inc	(5,633)	(499,413)	(2,149)
Harris Corp	(7,956)	(661,303)	41,849
Helmerich & Payne Inc	(6,109)	(317,129)	(41,591)
Hertz Global Holdings Inc	(20,642)	(205,740)	(11,621)
Hexcel Corp	(22,459)	(1,032,889)	51,207
Hill-Rom Holdings Inc	(1,294)	(62,570)	(2,518)
Honeywell International Inc	(872)	(89,214)	(8,493)
Huntington Bancshares Inc	(16,554)	(183,738)	25,813
IDEX Corp	(1,646)	(119,124)	(17,297)
IDEXX Laboratories Inc	(13,684)	(955,554)	(116,177)
IHS Inc ‘A’	(1,856)	(218,678)	(11,763)
Illumina Inc	(9,353)	(1,695,231)	179,016
Incyte Corp	(9,600)	(874,867)	179,155
Intercontinental Exchange Inc	(1,035)	(257,063)	13,693
International Flavors & Fragrances Inc	(1,643)	(187,909)	985
Intuitive Surgical Inc	(537)	(289,481)	(33,283)
Ionis Pharmaceuticals Inc	(9,731)	(435,231)	41,126
IPG Photonics Corp	(3,554)	(320,286)	(21,182)
JB Hunt Transport Services Inc	(5,919)	(429,601)	(69,016)
Johnson Controls Inc	(8,339)	(324,304)	(667)
Juno Therapeutics Inc	(2,442)	(66,468)	(26,548)
Kansas City Southern	(10,929)	(770,463)	(163,420)
KAR Auction Services Inc	(1,137)	(42,638)	(728)
Kate Spade & Co	(21,431)	(386,401)	(160,518)
KBR Inc	(12,292)	(166,623)	(23,657)
Kellogg Co	(2,710)	(194,063)	(13,387)
KeyCorp	(3,798)	(49,374)	7,444
Keysight Technologies Inc	(2,202)	(59,311)	(1,773)
Kirby Corp	(1,328)	(67,940)	(12,125)
KLX Inc	(13,447)	(423,446)	(8,741)
Knowles Corp	(29,365)	(372,000)	(15,031)
Kosmos Energy Ltd	(47,337)	(236,874)	(38,627)
Laboratory Corp of America Holdings	(4,839)	(588,810)	22,017
Las Vegas Sands Corp	(3,850)	(161,007)	(37,961)
Leggett & Platt Inc	(8,082)	(349,789)	(41,380)
LendingClub Corp	(36,735)	(267,406)	(37,495)
Lennar Corp ‘A’	(16,875)	(818,663)	2,588
Leucadia National Corp	(6,286)	(102,839)	1,194
Level 3 Communications Inc	(2,777)	(144,709)	(2,055)
Liberty Broadband Corp ‘C’	(7,831)	(409,960)	(43,846)
Linear Technology Corp	(696)	(30,153)	(861)
Lions Gate Entertainment Corp	(18,198)	(539,886)	142,260
Live Nation Entertainment Inc	(12,796)	(319,066)	33,587
Lockheed Martin Corp	(2,522)	(547,311)	(11,312)
Loews Corp	(37,360)	(1,372,834)	(56,559)
Louisiana-Pacific Corp	(51,651)	(874,968)	(9,297)
lululemon athletica Inc	(3,653)	(189,893)	(57,452)
M&T Bank Corp	(4,105)	(512,058)	56,403
Macquarie Infrastructure Corp	(11,299)	(705,184)	(56,821)
Manitowoc Foodservice Inc	(6,812)	(46,180)	(54,229)
MarketAxess Holdings Inc	(4,014)	(460,273)	(40,794)
Marsh & McLennan Cos Inc	(8,080)	(450,702)	(40,481)
Martin Marietta Materials Inc	(2,814)	(401,670)	(47,191)
MasterCard Inc ‘A’	(6,879)	(683,291)	33,226
Mattel Inc	(17,035)	(457,390)	(115,327)
MAXIMUS Inc	(8,199)	(419,293)	(12,303)
McCormick & Co Inc	(4,202)	(356,288)	(61,727)
MDC Holdings Inc	(3,888)	(88,621)	(8,812)
MDU Resources Group Inc	(51,453)	(869,916)	(131,359)

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
MEDNAX Inc	(6,854)	($473,911)	$31,006
Memorial Resource Development Corp	(29,964)	(424,129)	119,096
Mercury General Corp	(1,473)	(74,876)	(6,876)
Mettler-Toledo International Inc	(309)	(102,607)	(3,924)
MGM Resorts International	(4,899)	(105,084)	49
Microchip Technology Inc	(8,138)	(366,014)	(26,238)
Microsemi Corp	(3,144)	(114,789)	(5,657)
Mohawk Industries Inc	(1,542)	(298,130)	3,762
Molson Coors Brewing Co ‘B’	(7,649)	(712,718)	(22,963)
Monsanto Co	(2,521)	(241,361)	20,168
Monster Beverage Corp	(6,896)	(1,024,959)	105,170
Moody’s Corp	(4,382)	(409,064)	(14,062)
Motorola Solutions Inc	(1,003)	(62,090)	(13,837)
Murphy Oil Corp	(3,671)	(64,000)	(28,473)
Mylan NV	(3,506)	(185,713)	23,210
Nabors Industries Ltd	(3,521)	(30,194)	(2,199)
National Fuel Gas Co	(11,964)	(487,904)	(110,894)
National Instruments Corp	(4,891)	(138,749)	(8,519)
National Oilwell Varco Inc	(11,502)	(387,539)	29,827
Netflix Inc	(2,633)	(296,140)	26,968
NetScout Systems Inc	(28,238)	(641,322)	(7,304)
NetSuite Inc	(12,574)	(1,024,496)	163,303
Newell Rubbermaid Inc	(16,080)	(703,208)	(8,975)
Newfield Exploration Co	(13,472)	(387,105)	(60,839)
NewMarket Corp	(168)	(59,777)	(6,795)
NextEra Energy Inc	(4,092)	(423,154)	(61,094)
Nielsen Holdings PLC	(24,874)	(1,150,423)	(159,442)
Noble Energy Inc	(11,077)	(347,201)	(728)
Nordson Corp	(2,750)	(168,777)	(40,333)
Northern Trust Corp	(2,652)	(190,864)	18,034
NorthStar Asset Management Group Inc	(42,229)	(479,073)	(226)
Norwegian Cruise Line Holdings Ltd	(7,484)	(427,411)	13,621
NOW Inc	(3,570)	(46,493)	(16,767)
NRG Energy Inc	(30,214)	(295,638)	(97,446)
NVR Inc	(47)	(77,738)	(3,685)
Occidental Petroleum Corp	(10,160)	(674,827)	(20,422)
OGE Energy Corp	(20,111)	(509,132)	(66,646)
Old Dominion Freight Line Inc	(2,618)	(162,327)	(19,938)
Olin Corp	(18,878)	(249,446)	(78,465)
ONE Gas Inc	(830)	(43,249)	(7,464)
ONEOK Inc	(17,014)	(343,902)	(164,136)
Oshkosh Corp	(8,024)	(296,594)	(31,346)
Owens-Illinois Inc	(32,497)	(530,713)	12,061
PACCAR Inc	(4,475)	(203,344)	(41,394)
PacWest Bancorp	(4,484)	(197,834)	31,253
Palo Alto Networks Inc	(5,370)	(983,030)	106,968
Pandora Media Inc	(66,704)	(812,851)	215,850
PAREXEL International Corp	(4,828)	(298,663)	(4,198)
Patterson Cos Inc	(5,417)	(235,186)	(16,867)
Patterson-UTI Energy Inc	(20,748)	(291,508)	(74,072)
PayPal Holdings Inc	(9,725)	(344,861)	(30,524)
Penske Automotive Group Inc	(5,161)	(196,970)	1,368
People’s United Financial Inc	(10,877)	(176,860)	3,589
PerkinElmer Inc	(7,174)	(372,618)	17,792
Perrigo Co PLC	(7,384)	(1,014,421)	69,786
Pfizer Inc	(5,986)	(181,478)	4,053
Platform Specialty Products Corp	(37,291)	(393,291)	72,588
Polaris Industries Inc	(3,991)	(339,275)	(53,759)
PolyOne Corp	(3,476)	(100,634)	(4,515)
Post Holdings Inc	(1,739)	(107,853)	(11,738)
PPG Industries Inc	(1,740)	(170,938)	(23,055)
PPL Corp	(7,658)	(259,594)	(31,946)
Praxair Inc	(6,846)	(704,590)	(78,934)
Premier Inc ‘A’	(10,015)	(334,839)	739
Primerica Inc	(3,442)	(147,714)	(5,558)
Principal Financial Group Inc	(1,238)	(55,995)	7,156
Prosperity Bancshares Inc	(2,377)	(106,953)	(3,316)
PulteGroup Inc	(16,907)	(279,874)	(36,456)
QIAGEN NV	(14,495)	(390,544)	66,726

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120 and B-121

PACIFIC FUNDS

PF EQUITY LONG/SHORT FUND

Schedule of Investments (Continued)

March 31, 2016

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Qorvo Inc	(5,869)	($305,318)	$9,462
Regeneron Pharmaceuticals Inc	(1,634)	(825,564)	236,605
Reynolds American Inc	(11,727)	(533,579)	(56,407)
Rice Energy Inc	(4,813)	(58,016)	(9,174)
Rockwell Collins Inc	(4,309)	(366,488)	(30,845)
Rollins Inc	(2,221)	(59,109)	(1,125)
Roper Technologies Inc	(4,355)	(803,933)	7,970
Royal Caribbean Cruises Ltd	(2,446)	(229,802)	28,863
RPC Inc	(9,836)	(119,357)	(20,117)
RPM International Inc	(4,466)	(195,030)	(16,346)
Ryder System Inc	(5,422)	(308,854)	(42,383)
Sabre Corp	(4,533)	(117,375)	(13,719)
salesforce.com inc	(5,546)	(434,973)	25,512
SanDisk Corp	(10,035)	(750,919)	(12,544)
SBA Communications Corp ‘A’	(10,550)	(1,065,656)	8,862
Schlumberger Ltd	(10,883)	(747,684)	(54,937)
Scripps Networks Interactive Inc ‘A’	(1,394)	(75,666)	(15,641)
Seagate Technology PLC	(10,095)	(332,719)	(15,054)
Seattle Genetics Inc	(18,382)	(722,844)	77,820
Sempra Energy	(3,968)	(380,730)	(32,141)
Sensata Technologies Holding NV	(12,723)	(568,209)	74,048
ServiceMaster Global Holdings Inc	(7,578)	(291,006)	5,467
ServiceNow Inc	(7,890)	(688,560)	205,850
Signature Bank	(2,360)	(365,092)	43,849
Signet Jewelers Ltd	(2,087)	(242,969)	(15,882)
Silgan Holdings Inc	(4,908)	(259,666)	(1,292)
Silicon Laboratories Inc	(1,324)	(67,365)	7,838
Sirius XM Holdings Inc	(149,399)	(600,584)	10,458
Six Flags Entertainment Corp	(1,416)	(75,430)	(3,144)
SLM Corp	(42,882)	(277,875)	5,146
SM Energy Co	(4,673)	(86,591)	(981)
Spectra Energy Corp	(14,162)	(324,876)	(108,481)
Spectrum Brands Holdings Inc	(10,731)	(1,062,584)	(110,100)
Spirit Airlines Inc	(14,203)	(616,823)	(64,637)
Splunk Inc	(9,913)	(504,795)	19,752
Sprouts Farmers Market Inc	(41,158)	(1,057,349)	(137,879)
SS&C Technologies Holdings Inc	(11,948)	(720,796)	(36,946)
Stericycle Inc	(8,766)	(1,040,174)	(66,008)
STERIS PLC	(7,824)	(562,321)	6,426
SunPower Corp	(18,341)	(513,234)	103,496
SunTrust Banks Inc	(7,567)	(327,197)	54,180
SVB Financial Group	(2,132)	(261,234)	43,663
Synovus Financial Corp	(4,242)	(136,932)	14,296
T Rowe Price Group Inc	(7,479)	(531,084)	(18,324)
Targa Resources Corp	(11,124)	(308,098)	(24,065)
Tempur Sealy International Inc	(4,446)	(328,470)	58,198
Tenet Healthcare Corp	(20,801)	(582,383)	(19,390)
TerraForm Power Inc ‘A’	(9,846)	(109,136)	23,968
Tesla Motors Inc	(1,663)	(388,128)	6,020
The Boeing Co	(812)	(108,290)	5,215
The Charles Schwab Corp	(35,874)	(1,191,376)	186,186
The Cooper Cos Inc	(3,725)	(512,817)	(60,721)
The Hain Celestial Group Inc	(5,325)	(218,858)	1,012
The Hershey Co	(1,628)	(146,243)	(3,679)
The Howard Hughes Corp	(4,376)	(483,814)	20,439
The JM Smucker Co	(1,548)	(191,395)	(9,598)
The Manitowoc Co Inc	(10,902)	(73,908)	26,702
The Middleby Corp	(6,335)	(665,332)	(11,056)
The Progressive Corp	(10,320)	(324,874)	(37,771)
The Southern Co	(13,996)	(650,954)	(73,059)
The Ultimate Software Group Inc	(3,207)	(624,527)	3,972
The Valspar Corp	(2,154)	(173,537)	(56,984)
The Walt Disney Co	(2,923)	(327,405)	37,122
The WhiteWave Foods Co	(26,466)	(1,009,302)	(66,276)

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Thermo Fisher Scientific Inc	(3,310)	($422,546)	($46,117)
Thomson Reuters Corp	(2,717)	(102,866)	(7,119)
Tiffany & Co	(3,388)	(248,103)	(508)
Time Inc	(3,084)	(42,916)	(4,701)
T-Mobile US Inc	(1,313)	(51,470)	1,182
Toll Brothers Inc	(5,605)	(177,828)	12,424
Tractor Supply Co	(1,522)	(130,694)	(6,986)
TransDigm Group Inc	(6,903)	(1,516,451)	(4,556)
TreeHouse Foods Inc	(4,433)	(357,255)	(27,307)
TRI Pointe Group Inc	(26,988)	(315,500)	(2,419)
Trimble Navigation Ltd	(1,229)	(26,952)	(3,527)
Twenty-First Century Fox Inc ‘A’	(5,025)	(139,801)	(296)
Twitter Inc	(29,418)	(685,734)	198,866
Tyler Technologies Inc	(2,604)	(327,887)	(7,014)
UGI Corp	(5,151)	(169,013)	(38,521)
Ulta Salon Cosmetics & Fragrance Inc	(1,191)	(228,679)	(2,065)
Under Armour Inc ‘A’	(14,213)	(1,155,091)	(50,598)
United Rentals Inc	(3,718)	(248,734)	17,512
USG Corp	(27,101)	(662,348)	(10,027)
Valley National Bancorp	(7,918)	(74,036)	(1,501)
Veeva Systems Inc ‘A’	(18,294)	(477,217)	19,136
Verisk Analytics Inc	(19,922)	(1,522,184)	(69,983)
Vertex Pharmaceuticals Inc	(4,329)	(482,544)	138,432
Viavi Solutions Inc	(4,488)	(24,888)	(5,900)
Visa Inc ‘A’	(14,970)	(1,177,989)	33,084
Vista Outdoor Inc	(6,993)	(306,392)	(56,615)
Visteon Corp	(4,521)	(520,593)	160,767
Vulcan Materials Co	(5,437)	(487,888)	(86,096)
WABCO Holdings Inc	(2,462)	(240,267)	(22,970)
Wabtec Corp	(5,394)	(358,075)	(69,616)
Walgreens Boots Alliance Inc	(9,247)	(770,645)	(8,322)
Waste Connections Inc	(4,474)	(247,099)	(41,877)
Weatherford International PLC	(54,380)	(468,212)	45,135
Webster Financial Corp	(2,956)	(104,387)	(1,733)
WEC Energy Group Inc	(33,310)	(1,730,241)	(270,691)
Westar Energy Inc	(3,596)	(149,015)	(29,383)
WestRock Co	(14,514)	(618,575)	52,093
WEX Inc	(3,208)	(277,460)	10,041
WGL Holdings Inc	(3,068)	(208,006)	(14,026)
Whole Foods Market Inc	(6,155)	(201,316)	9,834
Williams-Sonoma Inc	(1,208)	(63,279)	(2,847)
Willis Towers Watson PLC	(1,810)	(221,193)	6,419
WisdomTree Investments Inc	(96,962)	(1,353,060)	244,785
Workday Inc ‘A’	(10,201)	(798,469)	14,624
WR Grace & Co	(5,377)	(519,603)	136,860
WW Grainger Inc	(476)	(92,749)	(18,364)
Wynn Resorts Ltd	(3,396)	(199,742)	(117,547)
Yahoo! Inc	(15,365)	(455,649)	(109,937)
Zayo Group Holdings Inc	(19,486)	(453,845)	(18,496)
Zebra Technologies Corp ‘A’	(8,534)	(566,257)	(22,589)
Zions Bancorp	(14,321)	(397,551)	50,840
Zoetis Inc	(8,095)	(343,235)	(15,616)

			(2,656,221)

Total Short Positions			(2,965,389)

Total Long and Short Positions			4,165,631

Net Cash and Other Receivables (Payables) (3)			522,150

			$4,687,781

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120 and B-121

PACIFIC FUNDS

PF EQUITY LONG/SHORT FUND

Schedule of Investments (Continued)

March 31, 2016

Description	Counter- party	Expiration Dates (1)	Value
The Fund receives or pays the net total return on all positions within the basket and pays financing based upon the then-current 1-Month AUD-BBSW, plus a specified spread as negotiated by the parties, which is denominated in AUD based on the local currencies of the positions within the swap.	JPM	06/06/16- 04/28/17	$160,085

The following table represents the individual long and short positions and related values within the total return basket swap as of March 31, 2016:

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Long Positions:

Australia

AGL Energy Ltd	16,114	$217,639	$9,234
Amcor Ltd	44,350	454,854	32,155
Ansell Ltd	31,172	431,557	(19,546)
Aurizon Holdings Ltd	170,331	484,659	32,931
Boral Ltd	147,864	628,633	70,772
Caltex Australia Ltd	25,991	700,007	(22,132)
CIMIC Group Ltd	22,248	463,599	128,322
Coca-Cola Amatil Ltd	60,348	380,720	27,920
Cochlear Ltd	1,470	102,511	12,469
Flight Centre Travel Group Ltd	6,739	201,642	21,559
Fortescue Metals Group Ltd	141,768	254,951	20,840
Harvey Norman Holdings Ltd	63,152	185,849	41,332
Iluka Resources Ltd	27,459	135,488	2,189
Incitec Pivot Ltd	81,638	192,960	6,285
Macquarie Group Ltd	2,393	120,992	127
Newcrest Mining Ltd	14,907	153,241	39,670
Orica Ltd	9,697	113,177	879
Origin Energy Ltd	13,468	35,450	17,004
Qantas Airways Ltd	250,647	699,223	83,134
Tabcorp Holdings Ltd	133,681	446,585	(8,222)
Tatts Group Ltd	75,602	206,411	12,628
Telstra Corp Ltd	186,616	936,446	(174,873)
The Star Entertainment Grp Ltd	169,746	596,949	141,295
TPG Telecom Ltd	16,499	120,333	23,038
Treasury Wine Estates Ltd	103,933	546,211	221,228
Woodside Petroleum Ltd	17,810	351,503	4,764
WorleyParsons Ltd	21,592	67,536	21,655

			746,657

Total Long Positions			746,657

Short Positions:

Australia

ALS Ltd	(80,604)	(235,434)	(10,912)
Alumina Ltd	(221,989)	(180,229)	(40,606)
AMP Ltd	(55,488)	(260,854)	14,900

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
APA Group	(87,855)	($549,908)	($42,626)
Australia & New Zealand Banking Group Ltd	(24,901)	(472,237)	25,851
Bank of Queensland Ltd	(22,894)	(225,970)	13,703
Brambles Ltd	(60,036)	(513,447)	(42,737)
Challenger Ltd/Australia	(7,501)	(38,609)	(9,527)
Commonwealth Bank of Australia	(9,353)	(525,108)	(11,090)
Computershare Ltd	(30,551)	(223,578)	(5,082)
Crown Resorts Ltd	(39,711)	(384,817)	5,944
CSL Ltd	(5,906)	(405,407)	(53,556)
Healthscope Ltd	(170,975)	(307,673)	(40,228)
Insurance Australia Group Ltd	(112,179)	(437,165)	(41,939)
LendLease Group	(4,344)	(38,793)	(7,323)
Medibank Pvt Ltd	(158,077)	(280,711)	(73,826)
National Australia Bank Ltd	(17,436)	(371,781)	21,685
Platinum Asset Management Ltd	(20,146)	(90,438)	(7,509)
QBE Insurance Group Ltd	(21,519)	(234,658)	54,830
Ramsay Health Care Ltd	(6,114)	(270,682)	(16,385)
REA Group Ltd	(5,682)	(191,761)	(43,420)
SEEK Ltd	(112,353)	(1,209,304)	(185,480)
Sonic Healthcare Ltd	(12,961)	(170,587)	(15,296)
South32 Ltd	(94,558)	(76,508)	(29,600)
Suncorp Group Ltd	(12,901)	(110,531)	(7,173)
Sydney Airport	(17,126)	(78,166)	(9,562)
Transurban Group	(41,901)	(326,611)	(37,359)
Wesfarmers Ltd	(1,049)	(30,732)	(2,564)
Westpac Banking Corp	(27,569)	(659,765)	19,419

			(577,468)

Ireland

James Hardie Industries PLC	(3,796)	(42,606)	(9,362)

Total Short Positions			(586,830)

Total Long and Short Positions			159,827

Net Cash and Other Receivables (Payables) (3)			258

			$160,085

Description	Counter- party	Expiration Dates (1)	Value
The Fund receives or pays the net total return on all positions within the basket and pays financing based upon the then-current 1-Month GBP-LIBOR, plus a specified spread as negotiated by the parties, which is denominated in GBP based on the local currencies of the positions within the swap.	JPM	06/01/16- 04/28/17	$1,734,217

The following table represents the individual long and short positions and related values within the total return basket swap as of March 31, 2016:

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Long Positions:

Australia

BHP Billiton PLC	23,797	$281,968	($15,481)

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Germany

TUI AG	4,467	$73,763	($4,665)

India

Vedanta Resources PLC	31,978	206,941	(49,876)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120 and B-121

PACIFIC FUNDS

PF EQUITY LONG/SHORT FUND

Schedule of Investments (Continued)

March 31, 2016

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Netherlands

Royal Dutch Shell PLC ‘A’	7,179	$142,183	$31,160

South Africa

Investec PLC	7,980	74,576	(16,039)
Mondi PLC	21,671	437,901	(23,483)

			(39,522)

Switzerland

Coca-Cola HBC AG	11,146	235,711	654
Glencore PLC	210,840	376,931	97,133
Wolseley PLC	1,753	103,265	(4,310)

			93,477

United Kingdom

AA PLC	7,795	32,609	(3,023)
Aggreko PLC	2,563	38,210	1,370
Amec Foster Wheeler PLC	72,931	433,406	37,167
Anglo American PLC	25,915	192,910	11,411
ASOS PLC	6,052	282,615	(535)
Barclays PLC	69,537	267,185	(117,917)
Barratt Developments PLC	81,340	640,862	12,134
Bellway PLC	4,953	185,157	1,156
Berkeley Group Holdings PLC	16,818	748,160	27,297
Britvic PLC	10,946	106,301	5,254
BT Group PLC	26,837	185,410	(15,958)
Centrica PLC	121,192	378,362	17,554
Compass Group PLC	16,645	292,049	1,375
Daily Mail & General Trust PLC	11,770	125,866	(8,431)
DCC PLC	8,512	631,761	118,935
Direct Line Insurance Group PLC	12,782	67,456	342
DS Smith PLC	31,120	188,652	(6,590)
GKN PLC	26,232	138,844	(30,234)
Greene King PLC	7,387	92,311	31
Hays PLC	20,103	34,375	523
Howden Joinery Group PLC	41,115	304,978	(22,776)
Imperial Brands PLC	12,683	649,912	52,309
Inchcape PLC	15,897	160,350	4,530
Indivior PLC	66,303	180,918	(25,861)
Intermediate Capital Group PLC	9,467	82,189	1,834
ITV PLC	23,255	88,612	(8,254)
John Wood Group PLC	54,985	506,010	(21,801)
Just Eat PLC	26,567	166,312	(22,481)
Kingfisher PLC	105,878	569,910	1,151
Man Group PLC	279,342	707,178	(96,628)
Marks & Spencer Group PLC	78,150	576,692	(121,286)
Meggitt PLC	51,484	276,387	23,743
Melrose Industries PLC	24,181	102,351	21,348
National Grid PLC	40,804	545,253	32,096
Pearson PLC	16,554	331,617	(124,154)
Persimmon PLC	28,149	730,469	110,655
Petrofac Ltd	8,199	106,390	1,814
Playtech Plc	2,737	37,547	(3,479)
Regus PLC	54,873	243,897	5,167
Rentokil Initial PLC	38,994	91,255	7,628
Rio Tinto PLC	8,000	223,619	626
Royal Mail PLC	93,147	632,312	9,989
Severn Trent PLC	4,882	147,345	4,734
Smith & Nephew PLC	15,538	266,329	(10,687)
Smiths Group PLC	30,797	458,671	16,224
Sports Direct International PLC	35,732	197,163	(3,343)
Stagecoach Group PLC	44,451	207,294	(46,665)

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Tate & Lyle PLC	6,583	$59,942	($5,382)
Taylor Wimpey PLC	371,147	935,561	75,948
Thomas Cook Group PLC	236,393	443,412	(128,599)
Vodafone Group PLC	129,844	456,729	(44,131)
Whitbread PLC	1,288	101,612	(28,497)
William Hill PLC	54,562	293,461	(38,183)
Wm Morrison Supermarkets PLC	26,936	76,803	(93)
WPP PLC	32,280	749,396	1,935

			(328,708)

Total Long Positions			(313,615)

Short Positions:

Chile

Antofagasta PLC	(89,916)	(874,603)	270,324

United Kingdom

Aberdeen Asset Management PLC	(86,141)	(510,746)	168,804
Admiral Group PLC	(25,352)	(606,857)	(113,419)
ARM Holdings PLC	(82,527)	(1,327,922)	126,226
Ashtead Group PLC	(48,044)	(607,865)	12,940
Associated British Foods PLC	(11,684)	(510,523)	(50,046)
AstraZeneca PLC	(5,741)	(329,940)	9,410
Aviva PLC	(44,591)	(348,198)	57,044
Babcock International Group PLC	(17,384)	(264,993)	28,269
Balfour Beatty PLC	(25,837)	(94,731)	211
Booker Group PLC	(44,472)	(106,537)	(3,388)
British American Tobacco PLC	(29,663)	(1,624,684)	(109,882)
BTG PLC	(19,226)	(169,297)	(2,073)
Bunzl PLC	(7,623)	(206,957)	(14,161)
Capita PLC	(30,365)	(491,656)	38,321
Cobham PLC	(143,608)	(604,120)	156,921
Croda International PLC	(2,368)	(100,656)	(2,453)
Diageo PLC	(29,239)	(805,578)	17,178
easyJet PLC	(11,437)	(256,285)	7,362
Essentra PLC	(6,819)	(74,656)	(6,302)
Halma PLC	(11,113)	(135,534)	(9,725)
Hargreaves Lansdown PLC	(48,480)	(890,086)	(43,547)
HSBC Holdings PLC	(78,987)	(761,899)	270,684
Inmarsat PLC	(13,159)	(199,640)	14,020
Intertek Group PLC	(7,716)	(309,833)	(40,509)
J Sainsbury PLC	(63,153)	(249,640)	(615)
Johnson Matthey PLC	(2,319)	(124,207)	33,046
Legal & General Group PLC	(142,885)	(507,383)	25,940
Lloyds Banking Group PLC	(644,463)	(585,543)	(42,161)
Merlin Entertainments PLC ~	(14,079)	(91,623)	(1,981)
Next PLC	(677)	(74,725)	22,297
Old Mutual PLC	(270,257)	(804,165)	57,682
Provident Financial PLC	(6,848)	(313,409)	22,363
Prudential PLC	(27,077)	(574,535)	70,675
Rolls-Royce Holdings PLC	(87,142)	(1,299,269)	447,605
Rotork PLC	(18,790)	(64,036)	14,775
Royal Bank of Scotland Group PLC	(41,015)	(188,549)	57,764
RSA Insurance Group PLC	(56,209)	(364,003)	(19,055)
Schroders PLC	(4,500)	(166,158)	(6,843)
Serco Group PLC	(178,161)	(320,392)	58,266
Sky PLC	(7,356)	(120,746)	12,653
Spectris PLC	(3,445)	(82,459)	(8,468)
SSE PLC	(5,000)	(118,318)	11,316
St James’s Place PLC	(43,033)	(567,774)	1,963

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120 and B-121

PACIFIC FUNDS

PF EQUITY LONG/SHORT FUND

Schedule of Investments (Continued)

March 31, 2016

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Standard Chartered PLC	(22,998)	($355,051)	$199,516
Standard Life PLC	(136,761)	(881,821)	184,427
Tesco PLC	(385,605)	(1,140,217)	81,161
The Weir Group PLC	(2,355)	(68,520)	31,101
Worldpay Group PLC ~	(58,904)	(242,922)	10,855

			1,776,167

Total Short Positions			2,046,491

Total Long and Short Positions			1,732,876

Net Cash and Other Receivables (Payables) (3)			1,341

			$1,734,217

Description	Counter- party	Expiration Dates (1)	Value
The Fund receives or pays the net total return on all positions within the basket and pays financing based upon the then-current 1-Month HKD-HIBOR, plus a specified spread as negotiated by the parties, which is denominated in HKD based on the local currencies of the positions within the swap.	JPM	06/06/16- 04/28/17	$240,814

The following table represents the individual long and short positions and related values within the total return basket swap as of March 31, 2016:

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Long Positions:

Hong Kong

BOC Hong Kong Holdings Ltd	16,500	$48,503	$787
CK Hutchison Holdings Ltd	22,000	310,854	(25,029)
CLP Holdings Ltd	104,500	900,228	45,643
Hang Seng Bank Ltd	3,000	59,453	(6,371)
Henderson Land Development Co Ltd	21,100	154,824	(25,075)
HK Electric Investments & HK Electric Investments Ltd ~	34,000	27,575	2,373
Kerry Properties Ltd	141,000	453,536	(66,405)
Li & Fung Ltd	250,000	158,473	(10,361)
New World Development Co Ltd	493,000	515,905	(45,372)
Orient Overseas International Ltd	20,000	98,008	(20,714)
Power Assets Holdings Ltd	12,500	126,223	1,710
Sino Land Co Ltd	254,000	379,149	24,315
Sun Hung Kai Properties Ltd	8,000	109,391	(11,499)
Swire Pacific Ltd ‘A’	16,000	164,428	8,147
Techtronic Industries Co Ltd	8,000	31,901	(209)
The Wharf Holdings Ltd	11,000	59,650	602
WH Group Ltd ~	1,266,500	800,520	115,427
Wheelock & Co Ltd	19,000	76,307	8,593
Yue Yuen Industrial Holdings Ltd	72,500	256,649	(7,391)

			(10,829)

Total Long Positions			(10,829)

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Short Positions:

Hong Kong

AIA Group Ltd	(67,000)	($357,982)	($22,848)
Cathay Pacific Airways Ltd	(159,639)	(330,620)	54,124
Cheung Kong Property Holdings Ltd	(72,604)	(455,159)	(12,721)
Galaxy Entertainment Group Ltd	(27,115)	(72,946)	(28,849)
Hang Lung Properties Ltd	(63,486)	(119,075)	(2,134)
HKT Trust & HKT Ltd	(99,484)	(115,570)	(21,395)
Hong Kong & China Gas Co Ltd	(648,495)	(1,347,919)	135,647
Hysan Development Co Ltd	(16,000)	(65,157)	(3,030)
MTR Corp Ltd	(33,189)	(158,658)	(5,830)
Sands China Ltd	(27,600)	(79,341)	(33,333)
Swire Properties Ltd	(62,192)	(192,776)	24,435
The Bank of East Asia Ltd	(9,800)	(32,499)	(4,131)
Value Partners Group Ltd	(132,847)	(135,207)	(4,289)
Xinyi Glass Holdings Ltd	(58,000)	(38,306)	(447)

			75,199

Macao

MGM China Holdings Ltd	(398,597)	(710,351)	99,848
Wynn Macau Ltd	(263,970)	(494,935)	86,729

			186,577

United States

Samsonite International SA	(88,592)	(286,611)	(10,133)

Total Short Positions			251,643

Total Long and Short Positions			240,814

Net Cash and Other Receivables (Payables) (3)			—

			$240,814

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120 and B-121

PACIFIC FUNDS

PF EQUITY LONG/SHORT FUND

Schedule of Investments (Continued)

March 31, 2016

Description	Counter- party	Expiration Dates (1)	Value
The Fund receives or pays the net total return on all positions within the basket and pays financing based upon the then-current 1-Month SGD-SIBOR, plus a specified spread as negotiated by the parties, which is denominated in SGD based on the local currencies of the positions within the swap.	JPM	06/06/16- 04/28/17	$130,108

The following table represents the individual long and short positions and related values within the total return basket swap as of March 31, 2016:

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Long Positions:

China

Yangzijiang Shipbuilding Holdings Ltd	295,206	$210,117	$4,289

Singapore

City Developments Ltd	17,900	99,559	8,820
ComfortDelGro Corp Ltd	58,800	134,443	(7,001)
Genting Singapore PLC	211,800	114,999	16,126
SATS Ltd	36,800	104,874	2,930
Singapore Airlines Ltd	60,400	493,719	18,063
Wilmar International Ltd	19,800	48,895	479

			39,417

Total Long Positions			43,706

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Short Positions:

Singapore

CapitaLand Ltd	(78,000)	($174,225)	($3,171)
DBS Group Holdings Ltd	(13,300)	(129,415)	(22,099)
Global Logistic Properties Ltd	(39,100)	(47,790)	(7,977)
Golden Agri-Resources Ltd	(155,200)	(41,102)	(6,114)
Keppel Corp Ltd	(160,686)	(886,931)	192,202
Oversea-Chinese Banking Corp Ltd	(18,200)	(98,552)	(20,725)
Singapore Post Ltd	(106,400)	(113,022)	(15,994)
Singapore Telecommunications Ltd	(41,600)	(100,667)	(17,088)
United Overseas Bank Ltd	(7,700)	(94,948)	(12,760)

			86,274

Total Short Positions			86,274

Total Long and Short Positions			129,980

Net Cash and Other Receivables (Payables) (3)			128

			$130,108

Description	Counter- party	Expiration Date (1)	Value
The Fund receives or pays the net total return on all positions within the basket and pays financing based upon the then-current 1-Month USD-LIBOR, plus a specified spread as negotiated by the parties, which is denominated in USD based on the local currencies of the positions within the swap.	JPM	06/06/16	$157,601

The following table represents the individual short positions and related values within the total return basket swap as of March 31, 2016:

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Short Position:

Hong Kong

Hutchison Port Holdings Trust	(131,900)	($80,076)	$14,078

Total Short Position			14,078

Net Cash and Other Receivables (Payables) (3)			143,523

			$157,601

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120 and B-121

PACIFIC FUNDS

PF EQUITY LONG/SHORT FUND

Schedule of Investments (Continued)

March 31, 2016

Description	Counter- party	Expiration Date (1)	Value
The Fund receives or pays the net total return on all positions within the basket and pays financing based upon the then-current 1-Day CAD-USD Discount Rate, plus a specified spread as negotiated by the parties, which is denominated in CAD based on the local currencies of the positions within the swap.	MSC	05/04/16	$283,833

The following table represents the individual long and short positions and related values within the total return basket swap as of March 31, 2016:

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Long Positions:

Canada

Air Canada	85,428	$621,039	($31,677)
Alimentation Couche-Tard Inc ‘B’	11,358	465,506	39,974
Bank of Montreal	4,875	316,471	(20,424)
Barrick Gold Corp	25,652	346,308	2,105
Baytex Energy Corp	73,245	133,529	155,785
BCE Inc	7,893	350,405	9,316
BlackBerry Ltd	24,727	193,696	6,976
Cameco Corp	3,304	42,270	138
Canadian Imperial Bank of Commerce	3,799	302,443	(18,648)
Canadian Tire Corp Ltd ‘A’	5,057	474,714	51,681
Canfor Corp	23,365	415,863	(94,735)
CCL Industries Inc ‘B’	1,806	255,416	87,359
CGI Group Inc ‘A’	8,450	340,119	63,725
CI Financial Corp	2,855	82,146	(19,056)
Constellation Software Inc	1,241	505,181	2,963
Dollarama Inc	6,224	353,012	84,956
Element Financial Corp	30,002	296,307	27,102
Empire Co Ltd ‘A’	19,183	393,536	(61,203)
Enerplus Corp	39,464	132,636	22,030
Fairfax Financial Holdings Ltd	269	143,121	7,471
Finning International Inc	11,928	232,953	(57,810)
First Quantum Minerals Ltd	4,884	26,755	(1,032)
George Weston Ltd	4,227	339,952	38,501
IGM Financial Inc	1,423	53,236	(10,374)
Industrial Alliance Insurance & Financial Services Inc	4,425	127,025	6,534
Intact Financial Corp	1,189	89,309	(6,063)
Kinross Gold Corp	104,953	279,707	78,284
Linamar Corp	12,232	664,971	(76,422)
Loblaw Cos Ltd	3,714	193,741	14,215
Lundin Mining Corp	24,132	72,682	3,314
Magna International Inc	22,196	1,187,378	(233,228)
MEG Energy Corp	10,378	31,482	20,858
Metro Inc	14,688	422,259	87,339
National Bank of Canada	2,230	89,826	(16,869)
Open Text Corp	6,880	311,298	45,111
Quebecor Inc ‘B’	1,287	31,964	1,828
Ritchie Bros Auctioneers Inc	8,552	216,818	14,308
Royal Bank of Canada	8,247	544,926	(69,759)
Shaw Communications Inc ‘B’	9,999	192,214	952
SNC-Lavalin Group Inc	5,791	181,639	29,936
Suncor Energy Inc	4,560	100,125	26,870
Teck Resources Ltd ‘B’	5,504	42,034	(291)
The Bank of Nova Scotia	5,689	313,317	(35,295)
The Toronto-Dominion Bank	9,128	419,659	(25,653)
West Fraser Timber Co Ltd	7,690	308,928	(381)

			150,711

United States

Valeant Pharmaceuticals International Inc	1,256	42,016	(9,087)

Total Long Positions			141,624

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Short Positions:

Canada

Agnico Eagle Mines Ltd	(13,248)	($361,758)	($117,567)
Agrium Inc	(2,449)	(219,073)	2,845
AltaGas Ltd	(9,509)	(272,444)	27,901
ARC Resources Ltd	(2,492)	(34,520)	(1,726)
Canadian National Railway Co	(5,858)	(331,008)	(35,064)
Canadian Natural Resources Ltd	(3,987)	(105,260)	(2,584)
Canadian Pacific Railway Ltd	(411)	(77,643)	23,038
Canadian Utilities Ltd ‘A’	(10,148)	(291,425)	7,399
Cenovus Energy Inc	(28,778)	(475,033)	100,559
DH Corp	(3,286)	(92,970)	(4,769)
Eldorado Gold Corp	(9,032)	(21,783)	(6,591)
Enbridge Inc	(23,754)	(982,345)	57,608
Encana Corp	(13,787)	(61,885)	(22,191)
Fortis Inc	(5,578)	(169,056)	(5,789)
Franco-Nevada Corp	(7,243)	(340,345)	(104,469)
Gildan Activewear Inc	(28,702)	(883,023)	7,874
Goldcorp Inc	(6,100)	(60,854)	(38,108)
Hudson’s Bay Co	(10,128)	(125,117)	(24,531)
Husky Energy Inc	(14,312)	(230,947)	52,757
Imperial Oil Ltd	(13,618)	(522,667)	67,703
Inter Pipeline Ltd	(7,977)	(135,771)	(28,529)
Keyera Corp	(3,263)	(93,998)	(5,041)
Manulife Financial Corp	(7,527)	(138,858)	32,335
Methanex Corp	(15,899)	(602,581)	91,609
Pembina Pipeline Corp	(13,219)	(309,765)	(47,593)
Potash Corp of Saskatchewan Inc	(15,671)	(386,791)	120,007
Power Financial Corp	(1,378)	(40,912)	6,461
PrairieSky Royalty Ltd	(10,212)	(182,487)	(11,255)
Precision Drilling Corp	(82,162)	(392,892)	48,744
Restaurant Brands International Inc	(10,497)	(365,498)	(42,177)
Rogers Communications Inc ‘B’	(10,502)	(375,124)	(45,360)
Silver Wheaton Corp	(24,729)	(384,774)	(25,551)
Tourmaline Oil Corp	(11,220)	(276,564)	38,989
TransCanada Corp	(15,889)	(570,099)	(54,573)
Veresen Inc	(4,860)	(32,898)	80
Vermilion Energy Inc	(6,150)	(248,559)	68,569
Whitecap Resources Inc	(5,678)	(34,509)	671

			131,681

Total Short Positions			131,681

Total Long and Short Positions			273,305

Net Cash and Other Receivables (Payables) (3)			10,528

			$283,833

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120 and B-121

PACIFIC FUNDS

PF EQUITY LONG/SHORT FUND

Schedule of Investments (Continued)

March 31, 2016

Description	Counter- party	Expiration Date (1)	Value
The Fund receives or pays the net total return on all positions within the basket and pays financing based upon the then-current 1-Day CHF-TOIS, plus a specified spread as negotiated by the parties, which is denominated in CHF based on the local currencies of the positions within the swap.	MSC	05/04/16	$1,036,858

The following table represents the individual long and short positions and related values within the total return basket swap as of March 31, 2016:

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Long Positions:

Switzerland

Actelion Ltd	6,806	$982,007	$33,719
Adecco SA	10,530	692,485	(7,496)
Baloise Holding AG	1,563	199,753	(1,358)
Flughafen Zuerich AG	550	421,932	70,097
Galenica AG	169	242,673	10,943
Geberit AG	328	117,154	5,401
Georg Fischer AG	85	67,078	1,565
Givaudan SA	66	124,879	4,468
Helvetia Holding AG	297	168,676	1,038
Kuehne + Nagel International AG	466	70,226	(4,000)
Lonza Group AG	2,468	343,820	73,374
Partners Group Holding AG	224	81,310	8,682
SGS SA	28	56,753	2,371
Straumann Holding AG	142	40,405	8,470
Swiss Life Holding AG	1,600	390,302	34,286
Swiss Re AG	8,913	799,137	23,887
Zurich Insurance Group AG	725	212,496	(44,360)

			221,087

United States

Transocean Ltd	14,514	138,547	(9,490)

Total Long Positions			211,597

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Short Positions:

Austria

ams AG	(1,395)	($45,800)	($2,006)

Switzerland

Aryzta AG	(10,123)	(524,102)	105,766
Barry Callebaut AG	(99)	(117,107)	9,770
Cie Financiere Richemont SA ‘A’ ~	(10,928)	(977,689)	255,889
Credit Suisse Group AG	(16,489)	(436,377)	203,520
Dufry AG	(5,587)	(659,344)	(26,817)
Julius Baer Group Ltd	(7,849)	(320,192)	(16,192)
LafargeHolcim Ltd	(12,822)	(714,017)	111,900
Nestle SA	(10,786)	(845,756)	40,897
Novartis AG	(2,629)	(196,155)	5,942
OC Oerlikon Corp AG	(10,052)	(111,523)	7,852
Roche Holding AG	(1,064)	(259,928)	(1,327)
Sonova Holding AG	(360)	(50,191)	4,246
Swisscom AG	(356)	(170,089)	(23,133)
UBS Group AG	(27,909)	(596,064)	147,119

			825,432

Total Short Positions			823,426

Total Long and Short Positions			1,035,023

Net Cash and Other Receivables (Payables) (3)			1,835

			$1,036,858

Description	Counter- party	Expiration Date (1)	Value
The Fund receives or pays the net total return on all positions within the basket and pays financing based upon the then-current 1-Day EUR-EONIA, plus a specified spread as negotiated by the parties, which is denominated in EUR based on the local currencies of the positions within the swap.	MSC	05/04/16	$2,212,154

The following table represents the individual long and short positions and related values within the total return basket swap as of March 31, 2016:

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Long Positions:

Belgium

Ageas	11,487	$476,768	($22,153)
bpost SA	8,835	217,801	27,388
KBC Groep NV	2,405	166,159	(42,307)
Proximus SADP	11,913	444,484	(37,959)
Solvay SA	493	73,565	(24,275)

			(99,306)

Finland

Amer Sports OYJ	5,685	154,696	10,338
Cargotec OYJ ‘B’	6,173	206,123	(7,008)
Elisa OYJ	5,294	176,962	28,611
Kesko OYJ ‘B’	8,198	312,738	49,006
Neste OYJ	8,931	245,108	48,384
Orion OYJ ‘B’	5,846	193,558	(585)
UPM-Kymmene OYJ	6,159	111,471	(118)

			128,628

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
France

Atos SE	2,434	$193,266	$4,421
AXA SA	16,143	392,262	(13,728)
Cap Gemini SA	7,906	711,476	30,144
Cie Generale des Etablissements Michelin	2,770	293,879	(10,871)
CNP Assurances	6,634	90,944	12,365
Eiffage SA	4,135	258,785	58,513
Engie SA	13,399	206,267	1,333
Eutelsat Communications SA	4,648	161,710	(11,806)
Faurecia	8,598	326,211	(699)
Ipsen SA	562	30,983	1,243
Lagardere SCA	2,178	69,516	(11,746)
Numericable-SFR SAS	3,304	151,115	(12,355)
Orange SA	25,533	449,068	(3,187)
Peugeot SA	53,911	906,523	15,790
Publicis Groupe SA	4,244	354,386	(56,792)
Renault SA	2,056	201,530	2,791
Safran SA	5,503	407,603	(23,493)
Sanofi	4,784	492,416	(107,801)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120 and B-121

PACIFIC FUNDS

PF EQUITY LONG/SHORT FUND

Schedule of Investments (Continued)

March 31, 2016

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
SCOR SE	7,217	$255,619	($1,177)
SEB SA	2,065	203,413	10,609
Societe BIC SA	1,418	225,507	(12,445)
Societe Television Francaise 1	4,711	64,477	(3,531)
Sodexo SA	2,555	259,357	15,624
Suez Environnement Co	5,662	100,393	3,257
Teleperformance	3,770	297,827	33,305
Thales SA	10,537	730,318	190,457
TOTAL SA	2,881	122,753	8,336
Valeo SA	1,226	189,230	1,412
Veolia Environnement SA	18,660	424,870	24,255
Vivendi SA	9,322	233,200	(37,839)

			106,385

Germany

Allianz SE	2,802	449,967	5,093
Aurubis AG	9,701	547,342	(65,294)
Brenntag AG	1,726	103,365	(5,012)
Covestro AG ~	1,088	38,845	1,799
Deutsche Lufthansa AG	31,706	461,874	49,844
Evonik Industries AG	5,059	173,298	(21,997)
Freenet AG	29,882	991,984	(99,495)
GEA Group AG	1,434	69,769	197
Hannover Rueck SE	1,801	183,393	25,924
HOCHTIEF AG	6,418	579,939	203,801
HUGO BOSS AG	3,839	353,917	(102,946)
KION Group AG	6,744	313,064	79,287
Krones AG	265	30,958	915
Merck KGaA	1,818	177,492	(26,264)
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	3,218	617,966	35,110
OSRAM Licht AG	14,920	719,087	47,889
ProSiebenSat.1 Media SE	5,752	299,277	(3,998)
Rheinmetall AG	5,457	375,678	59,454
Software AG	6,644	214,507	44,989
STADA Arzneimittel AG	973	32,249	6,278
Suedzucker AG	2,154	32,243	5,660
Symrise AG	1,987	125,020	8,014
Talanx AG	1,202	33,362	7,601

			256,849

Italy

A2A SPA	360,773	432,644	35,812
Atlantia SPA	6,825	187,852	1,250
Autogrill SPA	37,001	344,750	(37,171)
Azimut Holding SPA	4,087	98,744	(4,754)
Banca Generali SPA	4,051	124,443	(5,477)
Buzzi Unicem SPA	1,796	29,507	1,454
Davide Campari-Milano SPA	8,179	71,803	9,832
Eni SPA	29,121	409,457	30,349
FinecoBank Banca Fineco SPA	11,052	82,181	10,764
Finmeccanica SPA	4,050	53,882	(2,598)
Hera SPA	33,801	96,366	4,536
Mediobanca SPA	6,891	59,637	(10,080)
Moncler SPA	15,749	282,634	(16,955)
Poste Italiane SPA ~	45,056	304,415	36,221
Prysmian SPA	46,188	1,034,671	10,351
Recordati SPA	11,016	268,933	6,620
Saipem SPA	73,344	30,269	(939)
Snam SPA	15,205	79,549	15,604
Unipol Gruppo Finanziario SPA	63,088	261,290	(6,370)
UnipolSai SPA	51,832	129,068	(9,363)

			69,086

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Luxembourg

SES SA	1,883	$65,263	($10,176)

Netherlands

Aegon NV	9,016	70,974	(21,424)
Akzo Nobel NV	554	42,299	(4,535)
ASM International NV	2,488	99,155	12,103
Boskalis Westminster	9,331	486,788	(121,078)
Fugro NV	12,403	169,280	68,883
Heineken NV	1,506	125,225	11,035
Koninklijke Ahold NV	24,107	484,621	56,855
Koninklijke Vopak NV	963	39,924	7,971
NN Group NV	17,631	573,883	1,676
Randstad Holding NV	9,628	577,926	(45,384)
Wolters Kluwer NV	13,023	416,867	102,199

			68,301

Portugal

Galp Energia SGPS SA	4,282	45,666	8,102
Jeronimo Martins SGPS SA	13,350	190,994	27,238
NOS SGPS SA	7,252	60,063	(11,763)

			23,577

Spain

Abengoa SA ‘B’	100,454	20,205	9,629
Acciona SA	708	54,189	525
ACS Actividades de Construccion y Servicios SA	17,560	484,216	38,023
Almirall SA	11,682	221,070	(25,120)
Ebro Foods SA	1,380	30,259	(182)
Enagas SA	3,929	120,760	(2,832)
Endesa SA	31,918	619,323	(7,667)
Gamesa Corp Tecnologica SA	26,222	416,243	99,789
Gas Natural SDG SA	29,080	533,504	53,585
Iberdrola SA	101,037	681,332	(8,731)
Mediaset Espana Comunicacion SA	7,260	96,970	(13,642)
Red Electrica Corp SA	682	56,871	2,208
Repsol SA	37,791	365,590	59,331
Tecnicas Reunidas SA	3,254	124,435	(33,153)

			171,763

United Kingdom

Dialog Semiconductor PLC	13,517	584,143	(50,644)
Fiat Chrysler Automobiles NV	34,697	253,010	26,989

			(23,655)

Total Long Positions			691,452

Short Positions:

Belgium

Anheuser-Busch InBev SA	(6,759)	(812,149)	(27,569)
Telenet Group Holding NV	(1,186)	(60,816)	877
UCB SA	(5,136)	(397,679)	5,620
Umicore SA	(2,344)	(105,571)	(10,785)

			(31,857)

Finland

Nokia OYJ	(63,158)	(445,359)	70,690
Nokian Renkaat OYJ	(3,822)	(132,989)	(1,854)
Sampo OYJ ‘A’	(5,070)	(245,878)	5,739
Wartsila OYJ Abp	(1,921)	(81,837)	(4,998)

			69,577

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120 and B-121

PACIFIC FUNDS

PF EQUITY LONG/SHORT FUND

Schedule of Investments (Continued)

March 31, 2016

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
France

Accor SA	(2,855)	($122,236)	$1,465
Air Liquide SA	(2,477)	(264,713)	(13,185)
Airbus Group SE	(3,938)	(273,488)	12,566
Alstom SA	(14,083)	(337,275)	(22,132)
Arkema SA	(1,096)	(88,402)	6,292
BNP Paribas SA	(4,703)	(297,819)	61,537
Bollore SA	(85,229)	(433,389)	102,985
Bureau Veritas SA	(5,362)	(108,737)	(10,479)
Carrefour SA	(13,832)	(479,821)	99,812
Cie de Saint-Gobain	(3,461)	(138,456)	(13,566)
Credit Agricole SA	(6,027)	(60,622)	(4,553)
Danone SA	(8,091)	(588,244)	14,168
Edenred	(26,625)	(507,342)	(8,839)
Electricite de France SA	(39,390)	(652,380)	211,381
Essilor International SA	(2,498)	(301,910)	(5,883)
Iliad SA	(559)	(136,511)	(7,111)
Ingenico Group SA	(2,158)	(240,284)	(7,092)
Kering	(1,545)	(270,215)	(5,634)
L’Oreal SA	(1,398)	(245,867)	(4,217)
Natixis SA	(61,206)	(311,692)	10,792
Orpea	(2,256)	(181,244)	(6,409)
Plastic Omnium SA	(7,498)	(228,128)	(29,388)
Remy Cointreau SA	(1,119)	(76,355)	(8,507)
Schneider Electric SE	(6,443)	(492,295)	86,253
Technip SA	(922)	(51,942)	845
Zodiac Aerospace	(47,706)	(1,458,458)	505,726

			966,827

Germany

adidas AG	(1,420)	(119,338)	(46,463)
Axel Springer SE	(1,430)	(75,383)	(1,592)
BASF SE	(6,966)	(687,376)	163,563
Bayer AG	(1,416)	(166,306)	378
Bayerische Motoren Werke AG	(8,422)	(784,068)	10,878
Commerzbank AG	(24,146)	(327,292)	117,788
Continental AG ~	(912)	(210,441)	3,590
Daimler AG	(9,007)	(613,503)	(75,828)
Deutsche Bank AG	(19,410)	(383,184)	53,657
Deutsche Post AG	(6,945)	(175,803)	(16,948)
Deutsche Telekom AG	(24,518)	(431,704)	(7,864)
Duerr AG	(2,757)	(196,512)	(19,739)
E.ON SE	(26,037)	(249,592)	627
Fresenius Medical Care AG & Co KGaA	(2,738)	(235,945)	(5,618)
Infineon Technologies AG	(11,646)	(142,533)	(22,589)
Rocket Internet SE ~	(1,910)	(52,649)	(666)
RWE AG	(59,694)	(785,280)	17,347
SAP SE	(5,804)	(443,443)	(23,596)
Siemens AG	(1,948)	(201,965)	(4,057)
Telefonica Deutschland Holding AG	(31,134)	(181,376)	13,072
thyssenkrupp AG	(3,077)	(50,608)	(13,123)
Volkswagen AG Preferred	(1,470)	(175,053)	(11,531)
Zalando SE ~	(5,269)	(171,005)	(1,741)

			129,545

Italy

Assicurazioni Generali SPA	(8,529)	(120,991)	(5,265)
Banca Mediolanum SPA	(15,094)	(111,291)	(9,109)
Banca Popolare dell’Emilia Romagna SC	(14,902)	(79,701)	8,879
Banco Popolare SC	(9,144)	(80,657)	17,868
Intesa Sanpaolo SPA	(101,701)	(272,072)	(9,134)
Mediaset SPA	(52,646)	(201,338)	(15,691)

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Telecom Italia SPA	(264,939)	($302,403)	$16,846
Unione di Banche Italiane SPA	(74,761)	(307,847)	31,728

			36,122

Luxembourg

APERAM SA	(1,263)	(39,903)	(8,216)
Eurofins Scientific SE	(154)	(55,035)	(1,347)
Tenaris SA	(46,037)	(613,357)	42,140

			32,577

Netherlands

Altice NV ‘A’	(13,588)	(184,961)	(56,406)
ASML Holding NV	(4,980)	(537,898)	36,738
Gemalto NV	(1,122)	(71,786)	(11,032)
Koninklijke KPN NV	(144,559)	(544,864)	(60,488)
Koninklijke Philips NV	(6,750)	(191,475)	(788)
SBM Offshore NV	(37,724)	(482,816)	3,632

			(88,344)

Portugal

Banco Comercial Portugues SA	(1,297,360)	(61,190)	8,564
EDP - Energias de Portugal SA	(81,089)	(297,120)	9,217

			17,781

Spain

Amadeus IT Holding SA ‘A’	(7,994)	(331,655)	(10,200)
Atresmedia Corp de Medios de Comunicacion SA	(13,944)	(137,547)	(14,912)
Banco Bilbao Vizcaya Argentaria SA	(16,783)	(107,970)	(2,853)
Banco de Sabadell SA	(118,574)	(193,691)	(19,251)
Banco Popular Espanol SA	(94,105)	(472,669)	228,437
Bankia SA	(125,832)	(173,269)	54,812
Bankinter SA	(41,683)	(283,499)	(10,190)
CaixaBank SA	(102,755)	(305,653)	2,775
Cellnex Telecom SAU ~	(30,723)	(523,431)	33,610
Distribuidora Internacional de Alimentacion SA	(38,069)	(197,425)	169
Grifols SA	(12,427)	(270,517)	(5,578)
Obrascon Huarte Lain SA	(13,910)	(72,982)	(15,598)
Telefonica SA	(32,937)	(335,909)	(32,216)
Zardoya Otis SA	(7,561)	(78,926)	(8,836)

			200,169

Switzerland

STMicroelectronics NV	(5,535)	(44,293)	13,525

United Kingdom

CNH Industrial NV	(169,523)	(1,323,192)	172,264
RELX NV	(12,687)	(216,391)	(4,801)

			167,463

United States

QIAGEN NV	(4,817)	(105,553)	(1,560)

Total Short Positions			1,511,825

Total Long and Short Positions			2,203,277

Net Cash and Other Receivables (Payables) (3)			8,877

			$2,212,154

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120 and B-121

PACIFIC FUNDS

PF EQUITY LONG/SHORT FUND

Schedule of Investments (Continued)

March 31, 2016

Description	Counter- party	Expiration Date (1)	Value
The Fund receives or pays the net total return on all positions within the basket and pays financing based upon the then-current 1-Day JPY-MUTSC, plus a specified spread as negotiated by the parties, which is denominated in JPY based on the local currencies of the positions within the swap.	MSC	05/09/16	$911,196

The following table represents the individual long and short positions and related values within the total return basket swap as of March 31, 2016:

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Long Positions:

Japan

Ajinomoto Co Inc	20,000	$440,272	$10,665
Alfresa Holdings Corp	6,400	111,022	11,807
Alps Electric Co Ltd	8,700	153,948	(2,141)
Amada Holdings Co Ltd	41,600	383,480	21,861
Aozora Bank Ltd	12,000	45,452	(3,566)
Asahi Kasei Corp	31,000	290,383	(81,019)
Astellas Pharma Inc	32,000	494,439	(69,174)
Bandai Namco Holdings Inc	39,000	816,974	33,164
Bridgestone Corp	11,000	408,231	2,320
Central Japan Railway Co	1,200	214,502	(2,281)
Chubu Electric Power Co Inc	79,800	1,118,444	(4,808)
Dai Nippon Printing Co Ltd	9,000	91,673	(11,806)
Daicel Corp	29,400	356,324	44,440
DeNA Co Ltd	34,300	527,059	63,351
Dentsu Inc	1,100	53,655	1,528
Disco Corp	1,900	171,720	(10,959)
Don Quijote Holdings Co Ltd	5,300	202,226	(18,152)
East Japan Railway Co	800	70,730	(1,723)
Ezaki Glico Co Ltd	1,500	78,075	(1,241)
Fuji Electric Co Ltd	21,000	98,141	(25,531)
Fuji Heavy Industries Ltd	31,100	1,053,044	45,197
FUJIFILM Holdings Corp	4,000	166,477	(8,368)
Fujitsu Ltd	12,000	44,937	(563)
Hakuhodo DY Holdings Inc	18,500	193,362	16,090
Haseko Corp	75,900	881,750	(175,084)
Hitachi Chemical Co Ltd	16,500	284,095	12,406
Hitachi High-Technologies Corp	13,500	354,814	25,223
Hitachi Metals Ltd	21,000	297,785	(81,227)
Hokuhoku Financial Group Inc	72,000	173,194	(78,587)
Hokuriku Electric Power Co	3,000	42,354	56
Hoshizaki Electric Co Ltd	500	32,057	9,648
Hoya Corp	25,400	986,156	(20,686)
Idemitsu Kosan Co Ltd	10,000	162,457	15,976
Inpex Corp	46,300	414,628	(64,004)
Isuzu Motors Ltd	37,900	491,213	(100,276)
ITOCHU Corp	9,600	118,569	(597)
Itochu Techno-Solutions Corp	18,500	376,142	(27,071)
Izumi Co Ltd	2,800	118,340	2,503
Japan Airlines Co Ltd	31,500	1,038,684	116,105
Japan Petroleum Exploration Co Ltd	15,000	387,030	(51,695)
JSR Corp	18,000	305,773	(46,945)
JTEKT Corp	31,700	460,578	(49,226)
JX Holdings Inc	84,000	316,886	6,545
Kajima Corp	26,000	119,765	43,105
Kaken Pharmaceutical Co Ltd	7,000	599,676	(176,536)
Kamigumi Co Ltd	14,000	121,913	9,789
Kaneka Corp	40,000	342,239	275
Kewpie Corp	5,900	130,652	2,891
Koito Manufacturing Co Ltd	700	24,341	7,356
Konami Holdings Corp	18,507	408,183	138,776
Konica Minolta Inc	53,900	561,174	(104,016)
Kose Corp	1,100	88,482	18,457
Kuraray Co Ltd	10,400	120,429	6,668
Kurita Water Industries Ltd	1,500	37,255	(3,089)
LIXIL Group Corp	4,900	106,962	(7,016)

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Mazda Motor Corp	20,786	$329,779	($7,142)
Medipal Holdings Corp	23,900	405,235	(27,193)
MEIJI Holdings Co Ltd	1,100	66,852	21,543
Mitsubishi Chemical Holdings Corp	46,000	284,670	(44,500)
Mitsubishi Electric Corp	62,000	733,998	(84,366)
Mitsubishi Motors Corp	151,800	1,300,361	(167,185)
Mitsubishi Tanabe Pharma Corp	50,900	855,531	28,890
Mitsui & Co Ltd	3,400	47,505	(8,410)
Mitsui Chemicals Inc	86,000	336,179	(49,916)
Mixi Inc	21,700	834,410	(29,612)
Mizuho Financial Group Inc	62,500	121,744	(28,602)
MS&AD Insurance Group Holdings Inc	17,600	507,178	(16,644)
Murata Manufacturing Co Ltd	1,700	243,569	(38,435)
Nexon Co Ltd	35,600	517,397	89,740
NHK Spring Co Ltd	34,000	331,687	(6,554)
Nintendo Co Ltd	800	156,229	(42,510)
Nippon Electric Glass Co Ltd	7,000	36,204	(403)
Nippon Express Co Ltd	100,000	504,037	(49,388)
Nippon Shokubai Co Ltd	6,600	396,574	(60,379)
Nippon Telegraph & Telephone Corp	18,200	663,031	123,164
Nippon Yusen KK	146,000	363,432	(81,898)
Nisshin Seifun Group Inc	3,800	63,448	(3,100)
Nitori Holdings Co Ltd	1,500	122,409	14,842
Nitto Denko Corp	4,100	278,013	(49,547)
NOK Corp	26,400	785,253	(334,856)
Nomura Research Institute Ltd	5,660	207,616	(17,004)
NSK Ltd	17,600	173,518	(12,426)
NTN Corp	50,000	180,086	(20,657)
Obic Co Ltd	2,000	88,133	17,594
Omron Corp	3,900	159,432	(43,436)
Oracle Corp Japan	2,700	123,562	27,861
Osaka Gas Co Ltd	78,000	309,479	(10,072)
Otsuka Corp	11,500	554,493	52,145
Otsuka Holdings Co Ltd	23,000	769,481	65,917
Panasonic Corp	73,100	1,032,620	(370,570)
Pola Orbis Holdings Inc	8,500	539,013	165,063
Recruit Holdings Co Ltd	9,600	315,988	(23,278)
Resona Holdings Inc	48,200	255,732	(83,873)
Rohm Co Ltd	10,400	556,615	(119,223)
Sankyo Co Ltd	9,215	344,509	(1,372)
Santen Pharmaceutical Co Ltd	37,800	507,825	60,327
Sega Sammy Holdings Inc	5,800	61,330	1,862
Sekisui Chemical Co Ltd	47,900	602,855	(13,160)
Shimadzu Corp	19,000	285,936	12,144
Shimamura Co Ltd	4,100	395,879	115,930
Shimizu Corp	14,000	98,835	19,736
Shin-Etsu Chemical Co Ltd	1,900	118,713	(20,582)
Shionogi & Co Ltd	5,000	218,382	16,624
Sojitz Corp	693,200	1,427,288	(4,101)
Sompo Japan Nipponkoa Holdings Inc	15,400	511,353	(74,895)
Sony Corp	10,000	298,842	(41,731)
Sugi Holdings Co Ltd	6,700	327,868	25,620
Sumitomo Chemical Co Ltd	87,000	445,398	(51,601)
Sumitomo Electric Industries Ltd	3,500	42,974	(533)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120 and B-121

PACIFIC FUNDS

PF EQUITY LONG/SHORT FUND

Schedule of Investments (Continued)

March 31, 2016

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Sumitomo Heavy Industries Ltd	41,000	$244,187	($74,954)
Sumitomo Rubber Industries Ltd	12,200	203,927	(15,422)
Sundrug Co Ltd	3,200	206,505	32,674
Suruga Bank Ltd	3,100	64,723	(10,323)
Suzuken Co Ltd	18,300	638,289	(17,165)
Suzuki Motor Corp	15,600	399,365	17,758
T&D Holdings Inc	24,000	331,027	(106,842)
Taiheiyo Cement Corp	145,000	359,794	(26,061)
TDK Corp	500	35,914	(8,171)
Teijin Ltd	76,000	266,966	(2,312)
The Bank of Yokohama Ltd +	12,000	76,184	(22,193)
The Chiba Bank Ltd	8,000	65,658	(25,813)
The Dai-ichi Life Insurance Co Ltd	54,300	845,509	(187,421)
The Gunma Bank Ltd	18,000	130,251	(55,905)
The Hachijuni Bank Ltd	16,000	120,878	(51,949)
The Hiroshima Bank Ltd	11,000	65,616	(25,479)
The Iyo Bank Ltd	7,500	92,764	(43,730)
The Kansai Electric Power Co Inc	12,100	107,197	(139)
Toho Gas Co Ltd	15,000	100,602	5,866
Tohoku Electric Power Co Inc	41,000	557,386	(29,000)
Tokio Marine Holdings Inc	2,700	104,624	(13,396)
Tokyo Electric Power Co Inc	147,000	699,765	107,801
Tokyo Gas Co Ltd	122,000	627,809	(59,113)
Toppan Printing Co Ltd	42,000	357,670	(5,533)
Tosoh Corp	84,000	357,312	(4,547)
Toyo Suisan Kaisha Ltd	4,400	160,565	(2,621)
Toyoda Gosei Co Ltd	3,600	75,479	(6,051)
Toyota Boshoku Corp	21,600	367,663	(15,705)
Toyota Tsusho Corp	6,700	140,964	10,295
Tsuruha Holdings Inc	2,700	223,618	41,938
West Japan Railway Co	3,600	204,191	18,099
Yamaguchi Financial Group Inc	7,000	90,516	(26,963)
Yamazaki Baking Co Ltd	4,000	83,757	437

			(2,343,277)

Total Long Positions			(2,343,277)

Short Positions:

Japan

Advantest Corp	(5,700)	(46,232)	(6,424)
Aeon Co Ltd	(45,200)	(567,078)	(85,882)
AEON Financial Service Co Ltd	(19,600)	(447,693)	(13,736)
Aisin Seiki Co Ltd	(8,000)	(326,685)	25,566
ANA Holdings Inc	(84,000)	(237,196)	598
Asahi Glass Co Ltd	(33,000)	(190,482)	9,911
Asahi Group Holdings Ltd	(1,400)	(45,373)	1,798
Asics Corp	(15,300)	(353,007)	80,160
Calbee Inc	(3,800)	(154,259)	3,487
Canon Inc	(3,000)	(88,965)	(504)
Century Tokyo Leasing Corp	(1,531)	(52,176)	(4,525)
Chiyoda Corp	(22,000)	(196,702)	35,392
Chugai Pharmaceutical Co Ltd	(12,500)	(412,106)	25,314
Citizen Holdings Co Ltd	(10,100)	(68,557)	11,327
Credit Saison Co Ltd	(19,100)	(358,487)	26,228
Daikin Industries Ltd	(5,000)	(344,606)	(28,817)
Daiwa Securities Group Inc	(61,000)	(421,103)	46,172
Denso Corp	(21,000)	(980,746)	137,794
Eisai Co Ltd	(5,500)	(363,575)	32,906
Electric Power Development Co Ltd	(4,300)	(137,694)	3,551

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
FamilyMart Co Ltd	(5,900)	($288,225)	($18,194)
Fast Retailing Co Ltd	(1,900)	(688,541)	81,444
Hamamatsu Photonics KK	(18,204)	(477,560)	(24,125)
Hankyu Hanshin Holdings Inc	(7,000)	(41,859)	(2,782)
Hirose Electric Co Ltd	(1,400)	(194,057)	39,764
Hitachi Construction Machinery Co Ltd	(13,400)	(205,403)	(7,269)
Hitachi Ltd	(38,000)	(248,854)	70,754
Honda Motor Co Ltd	(24,600)	(858,629)	186,038
IHI Corp	(396,000)	(1,379,748)	541,537
Isetan Mitsukoshi Holdings Ltd	(33,700)	(543,361)	149,925
J Front Retailing Co Ltd	(24,800)	(411,612)	82,534
Japan Display Inc	(80,700)	(325,829)	168,276
Japan Tobacco Inc	(11,300)	(401,513)	(68,823)
JFE Holdings Inc	(28,000)	(448,909)	72,862
JGC Corp	(8,000)	(155,180)	35,533
Kakaku.com Inc	(7,700)	(149,990)	7,223
Kansai Paint Co Ltd	(8,800)	(127,127)	(14,125)
Kao Corp	(1,200)	(58,230)	(5,757)
Kawasaki Heavy Industries Ltd	(20,000)	(60,255)	2,555
Keihan Electric Railway Co Ltd	(13,000)	(89,913)	(1,669)
Keikyu Corp	(29,000)	(246,161)	(8,913)
Keio Corp	(25,000)	(207,006)	(12,395)
Keisei Electric Railway Co Ltd	(10,000)	(131,663)	(9,024)
Keyence Corp	(400)	(212,821)	(5,328)
Kikkoman Corp	(8,000)	(233,407)	(29,205)
Kintetsu Group Holdings Co Ltd	(81,000)	(283,974)	(44,293)
Kirin Holdings Co Ltd	(22,000)	(298,690)	(9,501)
Kobe Steel Ltd	(236,000)	(218,887)	11,458
Komatsu Ltd	(19,900)	(362,827)	24,508
Kubota Corp	(23,000)	(363,174)	49,229
Kyocera Corp	(3,000)	(158,630)	26,536
Kyowa Hakko Kirin Co Ltd	(6,600)	(105,008)	(307)
Kyushu Electric Power Co Inc	(128,100)	(1,446,281)	229,002
M3 Inc	(2,800)	(69,105)	(1,312)
Mabuchi Motor Co Ltd	(1,500)	(68,556)	(1,231)
Makita Corp	(3,857)	(209,837)	(29,239)
Marubeni Corp	(35,400)	(159,376)	(19,727)
Marui Group Co Ltd	(67,753)	(826,895)	(143,905)
Minebea Co Ltd	(43,000)	(631,169)	295,921
MISUMI Group Inc	(14,600)	(203,012)	(5,726)
Mitsubishi Corp	(4,300)	(65,390)	(7,373)
Mitsubishi Heavy Industries Ltd	(85,000)	(354,225)	38,436
Mitsubishi Logistics Corp	(32,000)	(421,712)	1,930
Mitsubishi Materials Corp	(17,000)	(49,752)	1,789
Mitsubishi UFJ Financial Group Inc	(15,400)	(75,521)	4,164
Mitsui OSK Lines Ltd	(497,000)	(1,340,756)	329,574
Nagoya Railroad Co Ltd	(26,000)	(124,719)	3,316
NGK Insulators Ltd	(5,000)	(112,623)	20,355
NGK Spark Plug Co Ltd	(34,800)	(922,222)	255,828
Nidec Corp	(12,600)	(957,274)	95,152
Nippon Paint Holdings Co Ltd	(27,200)	(626,079)	24,440
Nippon Steel & Sumitomo Metal Corp	(23,300)	(443,008)	(3,692)
Nissan Motor Co Ltd	(76,400)	(711,530)	5,193
Nomura Holdings Inc	(37,100)	(239,159)	73,457
Odakyu Electric Railway Co Ltd	(60,000)	(622,756)	(29,918)
Oji Holdings Corp	(13,000)	(57,060)	4,847

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120 and B-121

PACIFIC FUNDS

PF EQUITY LONG/SHORT FUND

Schedule of Investments (Continued)

March 31, 2016

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Olympus Corp	(1,300)	($45,984)	($4,487)
Ono Pharmaceutical Co Ltd	(8,000)	(208,295)	(130,126)
Oriental Land Co Ltd	(14,800)	(849,944)	(197,890)
ORIX Corp	(11,100)	(158,636)	537
Park24 Co Ltd	(6,400)	(173,527)	(5,536)
Pigeon Corp	(29,500)	(668,011)	(100,670)
Rakuten Inc	(38,700)	(452,090)	78,521
Ricoh Co Ltd	(112,700)	(1,137,571)	(9,505)
Rinnai Corp	(2,300)	(187,081)	(16,097)
Ryohin Keikaku Co Ltd	(400)	(83,209)	(1,299)
Seibu Holdings Inc	(8,500)	(227,860)	48,120
Seiko Epson Corp	(13,800)	(208,576)	(13,368)
Sekisui House Ltd	(14,600)	(253,836)	7,511
Seven & i Holdings Co Ltd	(2,000)	(84,804)	(411)
Seven Bank Ltd	(30,700)	(121,457)	(9,573)
Shikoku Electric Power Co Inc	(20,200)	(297,042)	26,339
Shimano Inc	(4,300)	(650,427)	(23,928)
Shinsei Bank Ltd	(111,000)	(147,727)	2,859
Shiseido Co Ltd	(16,800)	(352,385)	(21,886)
SoftBank Group Corp	(21,800)	(1,302,984)	260,289
Sohgo Security Services Co Ltd	(5,400)	(268,806)	(23,569)
Sony Financial Holdings Inc	(4,700)	(65,053)	4,956
Stanley Electric Co Ltd	(20,500)	(447,653)	(15,671)
Sumco Corp	(62,700)	(650,918)	257,248
Sumitomo Corp	(6,500)	(76,493)	11,994
Sumitomo Dainippon Pharma Co Ltd	(11,400)	(126,791)	(4,354)
Sumitomo Metal Mining Co Ltd	(17,000)	(196,934)	28,737
Sumitomo Mitsui Financial Group Inc	(1,800)	(57,674)	3,030
Sumitomo Mitsui Trust Holdings Inc	(84,000)	(371,282)	125,373
Suntory Beverage & Food Ltd	(4,300)	(182,489)	(10,955)

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Sysmex Corp	(1,100)	($59,435)	($9,332)
Taisei Corp	(21,000)	(123,725)	(14,952)
Taisho Pharmaceutical Holdings Co Ltd	(1,200)	(97,400)	2,294
Taiyo Nippon Sanso Corp	(21,700)	(200,884)	(5,307)
Takashimaya Co Ltd	(18,000)	(158,311)	7,853
Terumo Corp	(2,800)	(72,068)	(28,136)
The Bank of Kyoto Ltd	(22,000)	(143,548)	117
The Chugoku Electric Power Co Inc	(28,700)	(386,008)	(1,201)
The Yokohama Rubber Co Ltd	(10,600)	(150,155)	(24,096)
THK Co Ltd	(5,300)	(91,002)	(6,562)
Tobu Railway Co Ltd	(15,000)	(71,450)	(3,329)
Tokyu Corp	(28,000)	(236,730)	2,218
Toray Industries Inc	(8,000)	(68,900)	627
Toshiba Corp	(418,000)	(874,986)	62,230
Toyo Seikan Group Holdings Ltd	(26,500)	(474,421)	(21,462)
Toyota Industries Corp	(11,300)	(600,259)	92,777
Toyota Motor Corp	(9,100)	(535,534)	52,912
Unicharm Corp	(56,600)	(1,176,356)	(55,562)
Yahoo Japan Corp	(100,500)	(410,709)	(17,043)
Yakult Honsha Co Ltd	(9,300)	(498,091)	86,640
Yamaha Corp	(4,800)	(148,614)	4,222
Yamaha Motor Co Ltd	(18,700)	(315,611)	4,804
Yamato Holdings Co Ltd	(61,200)	(1,289,745)	69,599
Yaskawa Electric Corp	(59,500)	(730,795)	44,604
Yokogawa Electric Corp	(8,700)	(104,183)	14,321

			3,254,488

Total Short Positions			3,254,488

Total Long and Short Positions			911,211

Net Cash and Other Receivables (Payables) (3)			(15)

			$911,196

Description	Counter- party	Expiration Date (1)	Value
The Fund receives or pays the net total return on all positions within the basket and pays financing based upon the then-current 1-Week DKK-CIBOR, plus a specified spread as negotiated by the parties, which is denominated in DKK based on the local currencies of the positions within the swap.	MSC	05/04/16	$222,965

The following table represents the individual long and short positions and related values within the total return basket swap as of March 31, 2016:

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Long Positions:

Denmark

Chr Hansen Holding AS	2,592	$126,844	$46,979
DSV AS	7,884	296,252	31,677
ISS AS	6,496	230,278	30,255
Novo Nordisk AS ‘B’	3,029	173,085	(9,053)
Pandora AS	5,482	613,552	103,154
TDC AS	72,607	333,447	21,423
Vestas Wind Systems AS	7,699	493,767	48,703

			273,138

Total Long Positions			273,138

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Short Positions:

Denmark

AP Moeller - Maersk A/S ‘B’	(100)	($119,199)	($11,904)
Carlsberg AS ‘B’	(2,531)	(214,152)	(26,509)
Genmab AS	(438)	(56,279)	(4,331)
Novozymes AS ‘B’	(8,237)	(367,010)	(2,884)
Tryg AS	(10,780)	(203,875)	(4,899)

			(50,527)

Total Short Positions			(50,527)

Total Long and Short Positions			222,611

Net Cash and Other Receivables (Payables) (3)			354

			$222,965

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120 and B-121

PACIFIC FUNDS

PF EQUITY LONG/SHORT FUND

Schedule of Investments (Continued)

March 31, 2016

Description	Counter- party	Expiration Date (1)	Value
The Fund receives or pays the net total return on all positions within the basket and pays financing based upon the then-current 1-Week NOK-NIBOR, plus a specified spread as negotiated by the parties, which is denominated in NOK based on the local currencies of the positions within the swap.	MSC	05/04/16	($29,516)

The following table represents the individual long and short positions and related values within the total return basket swap as of March 31, 2016:

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Long Positions:

Norway

Marine Harvest ASA	8,215	$100,458	$26,019
Norsk Hydro ASA	33,701	169,011	(30,549)
Telenor ASA	14,326	223,096	8,542
Yara International ASA	5,292	272,147	(73,486)

			(69,474)

United Kingdom

Subsea 7 SA	17,023	100,499	27,910

Total Long Positions			(41,564)

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Short Positions:

Norway

DNB ASA	(9,987)	($113,973)	($3,957)
Gjensidige Forsikring ASA	(12,500)	(204,527)	(8,419)
Schibsted ASA ‘A’	(9,293)	(295,366)	24,244
Statoil ASA	(9,331)	(145,870)	135

			12,003

Total Short Positions			12,003

Total Long and Short Positions			(29,561)

Net Cash and Other Receivables (Payables) (3)			45

			($29,516)

Description	Counter- party	Expiration Date (1)	Value
The Fund receives or pays the net total return on all positions within the basket and pays financing based upon the then-current 1-Week SEK-STIBOR, plus a specified spread as negotiated by the parties, which is denominated in SEK based on the local currencies of the positions within the swap.	MSC	05/04/16	$1,300,500

The following table represents the individual long and short positions and related values within the total return basket swap as of March 31, 2016:

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Long Positions:

Luxembourg

Millicom International Cellular SA	1,611	$82,779	$5,100

Sweden

BillerudKorsnas AB	16,693	277,483	(4,980)
Boliden AB	22,553	487,295	(127,536)
Electrolux AB ‘B’	26,705	779,846	(78,577)
Husqvarna AB ‘B’	22,370	165,232	(1,878)
ICA Gruppen AB	979	35,652	(3,295)
NCC AB ‘B’	10,226	341,384	30,815
Securitas AB ‘B’	20,825	298,105	46,267
Skanska AB ‘B’	8,878	193,807	8,709
Swedish Match AB	8,599	298,286	(6,796)
Swedish Orphan Biovitrum AB	18,732	261,394	854
Tele2 AB ‘B’	20,424	270,539	(81,501)
TeliaSonera AB	55,738	345,884	(57,074)

			(274,992)

Total Long Positions			(269,892)

Referenced Entity	Shares	Notional Amount (2)	Unrealized Appreciation (Depreciation)
Short Positions:

Sweden

Alfa Laval AB	(3,182)	($60,218)	$8,246
Assa Abloy AB ‘B’	(25,923)	(493,491)	(16,868)
Atlas Copco AB ‘A’	(1,497)	(36,843)	(728)
Getinge AB ‘B’	(7,722)	(190,410)	12,770
Hennes & Mauritz AB ‘B’	(10,700)	(347,070)	(9,071)
Hexagon AB ‘B’	(5,243)	(190,349)	(13,422)
Nordea Bank AB	(5,502)	(56,391)	3,616
Sandvik AB	(13,089)	(162,363)	27,181
Skandinaviska Enskilda Banken AB ‘A’	(23,910)	(230,340)	2,329
Svenska Cellulosa AB SCA ‘B’	(1,666)	(50,683)	(1,281)
Svenska Handelsbanken AB ‘A’	(35,704)	(436,152)	(16,793)
Swedbank AB	(15,853)	(306,782)	(33,686)
Volvo AB ‘B’	(22,848)	(306,513)	56,266

			18,559

Total Short Positions			18,559

Total Long and Short Positions			(251,333)

Net Cash and Other Receivables (Payables) (3)			1,551,833

			$1,300,500

Total Basket Swaps			$13,048,596

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120 and B-121

PACIFIC FUNDS

PF EQUITY LONG/SHORT FUND

Schedule of Investments (Continued)

March 31, 2016

(1)	The expiration dates may vary by the underlying investments in each basket swap.
(2)	Notional amount represents the value (including any fees or commissions) of the long and short positions when they are established.
(3)	Cash and other receivables (payables) includes the gains (or losses) realized within the swap when the swap resets.

Total Return Swaps

Receive Total Return	Pay	Counter- party	Expiration Date	Number of Contracts	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Positive return on MSCI Singapore Index	Negative return on MSCI Singapore Index	GSC	04/29/16	2	$137	$—	$137
Positive return on Swiss Market Index	Negative return on Swiss Market Index	GSC	06/17/16	45	(60,062)	—	(60,062)

					($59,925)	$—	($59,925)

Total Swap Agreements					$12,988,671	$—	$12,988,671

(g)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2016:

		Total Value at March 31, 2016	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Short-Term Investments	$128,856,029	$33,029,893	$95,826,136	$—
	Derivatives:
	Equity Contracts
	Futures	1,571,191	1,571,191	—	—
	Swaps	13,078,249	137	13,078,112	—

	Total Equity Contracts	14,649,440	1,571,328	13,078,112	—

	Foreign Currency Contracts
	Forward Foreign Currency Contracts	1,109,654	—	1,109,654	—

	Total Assets - Derivatives	15,759,094	1,571,328	14,187,766	—

	Total Assets	144,615,123	34,601,221	110,013,902	—

Liabilities	Derivatives:
	Equity Contracts
	Futures	(248,783)	(248,783)	—	—
	Swaps	(89,578)	(60,062)	(29,516)	—

	Total Equity Contracts	(338,361)	(308,845)	(29,516)	—

	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(3,733)	—	(3,733)	—

	Total Liabilities - Derivatives	(342,094)	(308,845)	(33,249)	—

	Total Liabilities	(342,094)	(308,845)	(33,249)	—

	Total	$144,273,029	$34,292,376	$109,980,653	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120 and B-121

PACIFIC FUNDS

PF GLOBAL ABSOLUTE RETURN FUND

Schedule of Investments

March 31, 2016

	Shares	Value
COMMON STOCKS - 1.0%

Romania - 0.4%

Banca Transilvania SA *	156,700	$107,318
BRD-Groupe Societe Generale SA *	30,800	82,196
Electrica SA	25,800	80,733
OMV Petrom SA	839,900	51,315
Societatea Nationala de Gaze Naturale ROMGAZ SA	8,800	60,342
Societatea Nationala Nuclearelectrica SA	11,000	14,958
Transelectrica SA	12,700	95,080
Transgaz SA Medias	1,200	82,156

		574,098

Singapore - 0.6%

Yoma Strategic Holdings Ltd *	1,972,467	754,427

Total Common Stocks (Cost $1,426,305)		1,328,525

CLOSED-END MUTUAL FUND - 0.4%

Romania - 0.4%

Fondul Proprietatea SA *	2,869,379	563,354

Total Closed-End Mutual Fund (Cost $705,505)		563,354

	Principal Amount

CORPORATE BONDS & NOTES - 3.8%

Angola - 1.6%

Republic of Angola via Northern Lights 7.000% due 08/16/19 ~	$2,191,000	2,138,964

Azerbaijan - 0.5%

International Bank of Azerbaijan OJSC 6.170% due 05/10/17 § ~	700,000	665,210

Georgia - 1.1%

Bank of Georgia JSC 7.750% due 07/05/17 ~	1,338,000	1,391,119

Russia - 0.6%

Gazprom OAO 3.755% due 03/15/17 ~	EUR 548,000	633,836
Sberbank of Russia 5.400% due 03/24/17 ~	$203,000	208,075

		841,911

Total Corporate Bonds & Notes (Cost $4,981,868)		5,037,204

SENIOR LOAN NOTES - 0.5%

Ethiopia - 0.5%

Eithiopian Railways Corp 4.216% due 08/01/21 § +	700,000	654,761

Total Senior Loan Notes (Cost $652,247)		654,761

	Principal Amount	Value
MORTGAGE-BACKED SECURITIES - 0.8%

United States - 0.8%

Fannie Mae (IO)
5.000% due 12/25/42 "	$1,560,572	$304,759
5.717% due 01/25/43 " §	2,163,455	432,430
5.817% due 07/25/42 " §	1,729,098	268,157

		1,005,346

Total Mortgage-Backed Securities (Cost $1,048,194)		1,005,346

FOREIGN GOVERNMENT BONDS & NOTES - 77.3%

Albania - 2.2%

Albania Government 5.750% due 11/12/20 ~	EUR 2,434,000	2,911,599

Armenia - 1.2%

Armenia Government 7.150% due 03/26/25 ~	$1,647,000	1,629,542

Barbados - 1.1%

Barbados Government
6.625% due 12/05/35 ~	1,387,000	1,141,501
6.625% due 12/05/35 ~	234,000	192,582
7.000% due 08/04/22 ~	145,000	143,912

		1,477,995

Belarus - 2.1%

Belarus International 8.950% due 01/26/18 ~	2,688,000	2,815,680

Cyprus - 2.7%

Cyprus Government
3.875% due 05/06/22 ~	EUR 1,301,000	1,515,053
4.625% due 02/03/20 ~	608,000	731,626
4.750% due 06/25/19 ~	1,131,000	1,361,612

		3,608,291

Dominican Republic - 3.1%

Dominican Republic
5.500% due 01/27/25 ~	$515,000	517,575
8.625% due 04/20/27 ~	753,000	852,772
10.400% due 05/10/19 ~	DOP 74,700,000	1,666,214
13.500% due 08/04/17 ~	3,000,000	68,983
14.000% due 06/08/18 ~	16,400,000	389,748
15.000% due 04/05/19 ~	11,200,000	276,287
16.000% due 02/10/17 ~	11,900,000	274,947

		4,046,526

Ecuador - 5.1%

Ecuador Government
7.950% due 06/20/24 ~	$5,659,000	4,725,265
10.500% due 03/24/20 ~	2,224,000	2,012,720

		6,737,985

Georgia - 0.5%

Georgia Government 6.875% due 04/12/21 ~	600,000	649,569

Honduras - 1.0%

Honduras Government 8.750% due 12/16/20 ~	1,144,000	1,284,140

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120 and B-121

PACIFIC FUNDS

PF GLOBAL ABSOLUTE RETURN FUND

Schedule of Investments (Continued)

March 31, 2016

	Principal Amount	Value
India - 5.6%

India Government
7.160% due 05/20/23	INR 140,000,000	$2,048,337
8.400% due 07/28/24	189,130,000	2,967,361
8.830% due 11/25/23	143,740,000	2,304,268

		7,319,966

Iraq - 4.1%

Iraq International 5.800% due 01/15/28 ~	$7,733,000	5,354,716

Ivory Coast - 1.1%

Ivory Coast Government
5.750% due 12/31/32 § ~	348,000	322,770
6.375% due 03/03/28 ~	1,123,000	1,066,850

		1,389,620

Kazakhstan - 4.3%

Kazakhstan Government
5.125% due 07/21/25 ~	4,064,000	4,199,128
6.500% due 07/21/45 ~	1,432,000	1,491,664

		5,690,792

Kenya - 2.9%

Kenya Government
6.875% due 06/24/24 ~	4,087,000	3,872,432

Lebanon - 1.5%

Lebanon Government 4.500% due 04/22/16	1,305,000	1,306,960
Lebanon Treasury
6.180% due 07/28/16	LBP 433,950,000	289,103
6.180% due 12/29/16	492,370,000	328,775

		1,924,838

Macedonia - 4.5%

Macedonia Government
3.975% due 07/24/21 ~	EUR 4,371,000	4,756,169
4.875% due 12/01/20 ~	1,080,000	1,228,453

		5,984,622

Mongolia - 4.2%

Development Bank of Mongolia LLC 5.750% due 03/21/17 ~	$810,000	783,899
Mongolia Government
4.125% due 01/05/18 ~	2,614,000	2,404,880
5.125% due 12/05/22 ~	2,081,000	1,626,792
10.875% due 04/06/21 ~	670,000	672,513

		5,488,084

New Zealand - 3.7%

New Zealand Government
2.000% due 09/20/25 ^ ~	NZD 1,364,130	950,623
2.500% due 09/20/35 ^ ~	2,826,100	2,068,222
3.000% due 09/20/30 ^ ~	2,482,678	1,916,150

		4,934,995

Nigeria - 1.1%

Nigeria Government
5.125% due 07/12/18 ~	$1,440,000	1,430,999

Paraguay - 1.3%

Paraguay Government
6.100% due 08/11/44 ~	1,631,000	1,671,064

	Principal Amount	Value
Russia - 4.1%

Russian Federal
7.050% due 01/19/28	RUB 241,687,000	$3,130,837
7.600% due 07/20/22	18,036,000	251,111
8.150% due 02/03/27	147,635,000	2,093,611

		5,475,559

Rwanda - 1.4%

Rwanda Government 6.625% due 05/02/23 ~	$1,882,000	1,825,540

Serbia - 8.6%

Serbia Government
5.250% due 11/21/17 ~	1,056,000	1,090,981
5.875% due 12/03/18 ~	1,602,000	1,678,399
7.250% due 09/28/21 ~	200,000	224,000
Serbia Treasury
10.000% due 05/08/17	RSD 276,810,000	2,718,068
10.000% due 01/24/18	103,830,000	1,048,134
10.000% due 03/02/18	138,200,000	1,401,351
10.000% due 06/05/21	185,040,000	1,920,764
10.000% due 02/05/22	116,080,000	1,215,219

		11,296,916

Sri Lanka - 1.2%

Sri Lanka Government
5.875% due 07/25/22 ~	$406,000	383,990
6.250% due 07/27/21 ~	436,000	427,447
6.850% due 11/03/25 ~	547,000	524,151
10.000% due 10/01/22	LKR 32,620,000	196,297

		1,531,885

Tanzania - 3.4%

Tanzania Government 6.892% due 03/09/20 § ~	$4,397,338	4,463,298

Thailand - 1.3%

Thailand Government 1.250% due 03/12/28 ^ ~	THB 64,288,788	1,755,467

Venezuela - 1.9%

Venezuela Government
7.650% due 04/21/25 ~	$304,000	102,600
9.250% due 09/15/27	4,139,000	1,676,295
11.950% due 08/05/31 ~	1,893,200	757,280

		2,536,175

Zambia - 2.1%

Zambia Government
5.375% due 09/20/22 ~	1,013,000	774,945
8.500% due 04/14/24 ~	1,570,000	1,307,025
8.970% due 07/30/27 ~	866,000	718,780

		2,800,750

Total Foreign Government Bonds & Notes (Cost $104,504,390)		101,909,045

PURCHASED OPTIONS - 1.4%
(See Note (h) in Notes to Schedule of Investments) (Cost $1,692,441)		1,773,838

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120 and B-121

PACIFIC FUNDS

PF GLOBAL ABSOLUTE RETURN FUND

Schedule of Investments (Continued)

March 31, 2016

	Principal Amount	Value
SHORT-TERM INVESTMENTS - 17.0%

Foreign Government Issues - 3.7%

Lebanon Treasury Bills (Lebanon)
4.103% due 05/26/16	LBP 936,600,000	$617,268
4.949% due 12/01/16	2,087,320,000	1,340,009
4.980% due 12/15/16	410,720,000	263,128
5.029% due 01/19/17	4,260,020,000	2,715,480

		4,935,885

	Shares

Money Market Fund - 8.7%

BlackRock Liquidity Funds T-Fund Portfolio	11,411,983	11,411,983

	Principal Amount

U.S. Treasury Bills - 3.8%

0.380% due 09/22/16 ‡	$4,500,000	4,491,824
0.473% due 06/16/16 ‡	500,000	499,805

		4,991,629

Repurchase Agreement - 0.8%

JPMorgan Chase & Co (0.550%) due 04/14/16 (Dated 03/09/16, repurchase price of $1,107,085; collateralized by Spain Government: 5.400% due 01/31/23 and value $1,114,122)	EUR 973,422	1,107,660

Total Short-Term Investments (Cost $22,398,201)		22,447,157

TOTAL INVESTMENTS - 102.2% (Cost $137,409,151)		134,719,230

SECURITIES SOLD SHORT - (0.8%)
(See Note (e) in Notes to Schedule of Investments) (Proceeds $988,401)		(1,081,046)

OTHER ASSETS & LIABILITIES, NET - (1.4%)		(1,864,359)

NET ASSETS - 100.0%		$131,773,825

Notes to Schedule of Investments

(a)	As of March 31, 2016, the Fund’s composition as a percentage of net assets was as follows:

Foreign Government Bonds & Notes	77.3%
Short-Term Investments	17.0%
Corporate Bonds & Notes	3.8%
Others (each less than 3.0%)	4.1%

	102.2%
Securities Sold Short	(0.8%	)
Other Assets & Liabilities, Net	(1.4%	)

	100.0%

(b)	As of March 31, 2016, the Fund’s composition by country of risk as a percentage of net assets was as follows:

United States (Includes Short-Term Investments)	14.1%
Serbia	8.6%
India	5.6%
Lebanon (Includes Short-Term Investments)	5.2%
Ecuador	5.1%
Russia	4.7%
Macedonia	4.5%
Kazakhstan	4.3%
Mongolia	4.2%
Iraq	4.1%
New Zealand	3.7%
Tanzania	3.4%
Dominican Republic	3.1%
Others (each less than 3.0%)	30.2%

	100.8%
Purchased Options	1.4%
Securities Sold Short	(0.8%	)
Other Assets & Liabilities, Net	(1.4%	)

	100.0%

(c)	An investment with a value of $654,761 or 0.5% of the Fund’s net assets was valued by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee, or to the Board of Trustees.

(d)	As of March 31, 2016, investments with a total aggregate value of $3,546,979 were fully or partially segregated with the broker(s)/custodian as collateral for open futures contracts, forward foreign currency contracts, option contracts and swap agreements.

(e)	Securities sold short outstanding as of March 31, 2016 were as follows:

Description	Principal Amount		Value
Foreign Government Bonds & Notes - (0.8%)

Spain Government
5.400% due 01/31/23	EUR	730,000	($1,081,046)

Total Securities Sold Short (Proceeds $988,401)			($1,081,046)

(f)	Open futures contracts outstanding as of March 31, 2016 were as follows:

Long Futures Outstanding	Number of Contracts	Unrealized Appreciation (Depreciation)
Euro-Bund (06/16)	5	$6,372
TOPIX Index (06/16)	9	19,521

		25,893

Short Futures Outstanding
S&P 500 E-Mini Index (06/16)	7	(15,887)
U.S. 5-Year Interest Rate Swap (06/16)	100	(70,675)
U.S. 10-Year Interest Rate Swap (06/16)	120	(109,244)
U.S. 30-Year Interest Rate Swap (06/16)	4	(4,482)
U.S. Treasury 10-Year Notes (06/16)	36	8,399

		(191,889)

Total Futures Contracts		($165,996)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120 and B-121

PACIFIC FUNDS

PF GLOBAL ABSOLUTE RETURN FUND

Schedule of Investments (Continued)

March 31, 2016

(g)	Forward foreign currency contracts outstanding as of March 31, 2016 were as follows:

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
AUD	9,835,265	USD	7,325,046	04/16	SCB	$209,676
AUD	3,972,061	USD	3,032,351	05/16	SCB	7,509
CNH	11,021,497	USD	1,682,252	06/16	SCB	17,137
CNH	16,885,679	USD	2,570,795	07/16	GSC	26,435
CNH	9,451,065	USD	1,438,628	07/16	SCB	15,066
EUR	4,938,150	GBP	3,827,091	04/16	SCB	123,092
EUR	2,563,638	HUF	800,464,000	05/16	CIT	20,518
EUR	2,547,229	HUF	795,436,000	05/16	DUB	20,041
EUR	5,450,026	HUF	1,704,114,000	05/16	JPM	34,599
EUR	395,863	SEK	3,770,000	04/16	BNP	(13,987)
EUR	259,000	USD	285,760	06/16	SCB	9,592
GBP	3,827,091	EUR	4,926,596	04/16	SCB	(109,944)
HUF	800,464,000	EUR	2,580,251	05/16	CIT	(39,441)
HUF	795,436,000	EUR	2,577,945	05/16	DUB	(55,029)
HUF	1,704,114,000	EUR	5,492,379	05/16	JPM	(82,842)
IDR	4,435,464,000	USD	327,703	04/16	BNP	5,860
IDR	10,773,242,000	USD	795,954	04/16	CIT	14,234
IDR	10,840,979,000	USD	794,291	04/16	GSC	21,500
IDR	11,475,906,000	USD	842,677	04/16	SCB	20,956
IDR	12,412,261,000	USD	908,800	05/16	BNP	20,177
IDR	19,778,972,000	USD	1,448,981	05/16	GSC	31,015
IDR	10,905,581,000	USD	797,379	05/16	JPM	19,400
IDR	8,870,929,000	USD	649,504	05/16	SCB	13,139
INR	44,258,000	USD	650,375	05/16	CIT	13,054
JPY	259,320,000	USD	2,125,452	05/16	GSC	182,228
JPY	254,179,000	USD	2,083,793	05/16	SCB	178,137
MXN	34,582,000	USD	1,914,045	04/16	MSC	84,069
MXN	34,415,000	USD	1,823,746	05/16	JPM	159,177
NZD	2,020,000	USD	1,391,174	06/16	GSC	(104)
NZD	4,132,751	USD	2,844,573	06/16	JPM	943
NZD	2,020,000	USD	1,389,326	06/16	SCB	1,744
OMR	888,000	USD	2,296,591	04/16	BNP	9,213
OMR	1,565,000	USD	4,042,152	06/16	BNP	10,782
RON	10,640,247	EUR	2,359,380	02/17	BNP	(158)
RON	6,693,000	EUR	1,484,079	03/17	BNP	(513)
RON	7,306,000	EUR	1,621,013	03/17	DUB	(1,662)
RON	4,130,000	EUR	913,818	03/17	DUB	2,141
RON	3,650,000	EUR	815,387	05/16	BNP	1,092
RON	550,000	EUR	122,894	05/16	DUB	133
RUB	15,186,010	USD	222,375	04/16	DUB	2,236
SAR	3,448,000	USD	912,821	04/16	BNP	6,251
SEK	23,240,000	EUR	2,476,609	04/16	BNP	44,859
SEK	23,472,062	EUR	2,516,814	04/16	GSC	27,784
SEK	23,269,094	EUR	2,483,215	04/16	SCB	40,972
TWD	111,683,000	USD	3,458,700	01/17	BNP	30,091
TWD	23,343,000	USD	724,488	01/17	CIT	4,645
TWD	40,000,000	USD	1,238,568	01/17	DUB	10,787
TWD	23,038,000	USD	714,689	01/17	GSC	4,951
TWD	13,734,000	USD	425,531	01/17	JPM	3,408
TWD	50,462,000	USD	1,557,119	02/17	BNP	20,244
TWD	23,109,000	USD	719,234	02/17	CIT	3,244
TWD	76,381,000	USD	2,361,269	02/17	GSC	25,626
TWD	41,580,000	USD	1,288,903	02/17	SCB	10,369
TWD	8,548,000	USD	264,521	04/16	BNP	1,148
TWD	32,660,000	USD	1,010,786	04/16	DUB	4,309
TWD	15,870,000	USD	491,027	04/16	SCB	2,223
USD	8,119,242	AED	30,562,000	02/18	BNP	(146,015)
USD	6,976,447	AUD	9,835,265	04/16	SCB	(558,274)
USD	2,806,698	AUD	3,972,061	05/16	SCB	(233,162)
USD	907,620	CAD	1,217,000	06/16	GSC	(29,491)
USD	351,694	CLP	251,778,000	05/16	BNP	(22,591)
USD	1,652,398	CNH	11,021,497	06/16	SCB	(46,990)
USD	2,521,374	CNH	16,885,679	07/16	GSC	(75,858)
USD	1,401,840	CNH	9,451,065	07/16	SCB	(51,848)
USD	1,656,018	CNH	10,948,000	11/16	CIT	(16,834)
USD	823,503	CNH	5,445,000	11/16	DUB	(7,801)
USD	3,033,842	CNH	20,105,000	11/16	GSC	(38,285)
USD	1,979,357	CNH	13,088,000	11/16	SCB	(18,826)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120 and B-121

PACIFIC FUNDS

PF GLOBAL ABSOLUTE RETURN FUND

Schedule of Investments (Continued)

March 31, 2016

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
USD	493,915	CNH	3,328,000	12/16	BNP	($13,513)
USD	1,259,736	CNH	8,507,000	12/16	SCB	(37,167)
USD	744,860	CNH	5,157,000	01/17	SCB	(40,138)
USD	2,170,537	CNH	14,675,000	02/17	SCB	(57,908)
USD	1,027,494	CNH	6,783,000	03/17	CIT	(121)
USD	931,515	CNH	6,148,000	03/17	GSC	(346)
USD	820,941	CNH	5,410,000	03/17	GSC	1,333
USD	2,579,064	CNH	17,008,000	03/17	SCB	1,728
USD	3,334,864	EUR	2,994,907	05/16	DUB	(78,415)
USD	6,242,743	EUR	5,650,487	06/16	GSC	(199,549)
USD	8,550,127	EUR	7,747,663	06/16	SCB	(284,951)
USD	3,583,986	EUR	3,191,411	07/16	JPM	(58,096)
USD	5,349,335	GBP	3,719,000	06/16	GSC	6,991
USD	2,482,843	INR	170,364,000	05/16	BNP	(70,917)
USD	2,119,320	JPY	259,320,000	05/16	GSC	(188,360)
USD	2,078,494	JPY	254,179,000	05/16	SCB	(183,436)
USD	906,373	NOK	7,773,000	06/16	SCB	(32,641)
USD	577,154	NZD	899,800	04/16	MSC	(44,159)
USD	1,119,411	NZD	1,676,402	05/16	BNP	(36,450)
USD	134,076	NZD	202,768	05/16	CIT	(5,730)
USD	322,319	NZD	483,948	05/16	DUB	(11,358)
USD	1,387,027	NZD	2,104,730	05/16	JPM	(63,921)
USD	2,094,108	NZD	3,135,009	05/16	SCB	(68,161)
USD	1,358,894	NZD	2,020,000	06/16	GSC	(32,175)
USD	2,641,814	NZD	3,939,184	06/16	JPM	(70,426)
USD	1,359,864	NZD	2,020,000	06/16	SCB	(31,206)
USD	2,296,392	OMR	891,000	03/17	BNP	40,067
USD	2,296,948	OMR	888,000	04/16	BNP	(8,857)
USD	1,459,873	OMR	573,000	05/17	BNP	15,803
USD	4,039,262	OMR	1,565,000	06/16	BNP	(13,672)
USD	2,188,608	OMR	858,000	06/17	BNP	28,130
USD	2,316,931	OMR	902,630	08/16	BNP	(12,646)
USD	6,251,590	OMR	2,453,000	08/17	BNP	112,445
USD	1,742,936	PEN	5,951,000	05/16	BNP	(39,439)
USD	446,858	PEN	1,522,000	05/16	JPM	(8,993)
USD	415,402	PEN	1,478,000	07/16	BNP	(23,753)
USD	415,519	PEN	1,478,000	07/16	SCB	(23,637)
USD	827,259	PEN	2,963,654	08/16	BNP	(52,570)
USD	666,572	PEN	2,343,000	08/16	SCB	(26,791)
USD	335,819	PEN	1,171,000	09/16	BNP	(9,415)
USD	444,287	PEN	1,565,000	11/16	BNP	(14,830)
USD	1,382,148	PEN	4,962,160	11/16	SCB	(73,322)
USD	1,139,510	PEN	4,133,000	12/16	BNP	(66,844)
USD	1,037,630	RON	4,148,964	05/16	BNP	(19,466)
USD	1,868,285	RUB	152,965,847	04/16	BNP	(394,180)
USD	2,595,990	RUB	207,938,819	04/16	CIT	(473,127)
USD	5,842,497	SGD	8,399,007	04/16	GSC	(388,328)
USD	1,671,749	SGD	2,412,000	04/16	SCB	(117,616)
USD	616,946	THB	22,463,000	04/16	DUB	(21,185)
USD	472,699	THB	17,158,957	05/16	DUB	(14,513)
USD	119,912	THB	4,348,000	05/16	JPM	(3,545)
USD	457,401	THB	16,439,000	05/16	SCB	(9,450)
USD	1,518,861	TRY	4,703,837	04/16	BNP	(144,605)
USD	1,382,215	TRY	4,200,000	05/16	SCB	(88,428)
USD	1,434,004	TWD	48,352,000	01/17	BNP	(76,337)
USD	692,260	TWD	23,343,000	01/17	CIT	(36,873)
USD	1,188,498	TWD	40,000,000	01/17	DUB	(60,857)
USD	678,906	TWD	23,038,000	01/17	GSC	(40,734)
USD	2,296,143	TWD	77,065,000	01/17	JPM	(111,245)
USD	1,508,319	TWD	50,462,000	02/17	BNP	(69,042)
USD	688,793	TWD	23,109,000	02/17	CIT	(33,686)
USD	2,277,988	TWD	76,381,000	02/17	GSC	(108,906)
USD	1,237,095	TWD	41,580,000	02/17	SCB	(62,177)
USD	968,134	TWD	32,660,000	04/16	DUB	(46,961)
USD	253,117	TWD	8,548,000	04/16	JPM	(12,553)
USD	470,571	TWD	15,870,000	04/16	SCB	(22,680)
USD	1,662,566	ZAR	26,490,000	05/16	SCB	(120,026)
USD	1,262,037	ZAR	19,790,000	06/16	BNP	(59,604)

Total Forward Foreign Currency Contracts						($4,347,389)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120 and B-121

PACIFIC FUNDS

PF GLOBAL ABSOLUTE RETURN FUND

Schedule of Investments (Continued)

March 31, 2016

(h)	Purchased options outstanding as of March 31, 2016 were as follows:

Foreign Currency Options
Description	Exercise Price	Expiration Date	Counter- party	Notional Amount	Cost	Value
Call - CNH versus USD	CNH 6.34	06/07/16	CIT	$1,650,000	$22,547	$39,773
Call - CNH versus USD	6.34	06/07/16	SCB	2,035,000	27,554	49,054
Call - EUR versus USD	$1.10	07/15/16	GSC	5,490,000	156,623	52,413
Call - CNH versus USD	CNH 6.39	07/27/16	SCB	1,770,000	29,559	41,586
Call - CNH versus USD	6.40	07/27/16	DUB	1,550,000	25,931	35,865
Call - EUR versus USD	$1.10	11/01/16	DUB	5,440,000	268,138	90,957
Call - EUR versus USD	1.18	11/01/16	DUB	5,337,000	288,831	243,901
Call - EUR versus USD	1.28	11/01/16	DUB	5,446,000	228,623	561,592
Call - CNH versus USD	CNH 6.47	06/15/17	SCB	3,668,000	82,232	165,410

					1,130,038	1,280,551

Put - SEK versus EUR	SEK 9.00	09/07/16	GSC	EUR 10,426,000	111,458	105,552

					$1,241,496	$1,386,103

Options on Indices
Description	Exercise Price	Expiration Date	Counter- party	Number of Contracts	Cost	Value
Call - Nikkei 225 (06/16)	20,000.00	06/10/16	GSC	56	$72,179	$8,969
Call - Nikkei 225 (03/21)	21,000.00	03/12/21	GSC	35	378,766	378,766

					$450,945	$387,735

Total Purchased Options					$1,692,441	$1,773,838

(i)	Transactions in written options for the year ended March 31, 2016 were as follows:

	Number of Contracts	Notional Amount in $	Premium
Outstanding, March 31, 2015	28	77,120,182	$5,006,878
Call Options Written	14	13,283,564	1,128,982
Put Options Written	—	4,626,093	59,678
Call Options Closed	(28)	—	—
Call Options Expired	(14)	(73,451,839)	(4,774,346)

Outstanding, March 31, 2016	—	21,578,000	$1,421,192

(j)	Premiums received and value of written options outstanding as of March 31, 2016 were as follows:

Foreign Currency Options
Description	Exercise Price	Expiration Date	Counter- party	Notional Amount	Premium	Value
Call - CNH versus USD	CNH 6.34	06/07/16	SCB	$2,035,000	$103,657	($49,054)
Call - CNH versus USD	6.39	07/27/16	SCB	1,770,000	95,302	(41,586)
Call - CNH versus USD	6.40	07/27/16	GSC	1,550,000	76,725	(35,865)
Call - EUR versus USD	$1.10	11/01/16	CIT	5,440,000	187,997	(89,352)
Call - EUR versus USD	1.18	11/01/16	DUB	5,337,000	443,665	(243,901)
Call - EUR versus USD	1.28	11/01/16	DUB	5,446,000	513,846	(561,592)

Total Written Options					$1,421,192	($1,021,350)

(k)	Swap agreements outstanding as of March 31, 2016 were as follows:

Credit Default Swaps on Sovereign Issues – Buy Protection (1)

Referenced Obligation	Fixed Deal Pay Rate	Expiration Date	Counter- party	Implied Credit Spread at 03/31/16 (3)	Notional Amount (4)	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Croatia Government	1.000%	12/20/16	MSC	0.744%	$198,000	($435)	$10,567	($11,002)
China Government	1.000%	12/20/17	JPM	0.468%	1,210,000	(11,483)	(23,080)	11,597
Croatia Government	1.000%	03/20/18	CIT	1.466%	1,200,000	10,505	83,000	(72,495)
Thailand Government	1.000%	03/20/18	CIT	0.439%	1,088,000	(12,373)	(5,413)	(6,960)
Croatia Government	1.000%	03/20/18	HSB	1.466%	313,000	2,740	29,014	(26,274)
China Government	1.000%	03/20/18	JPM	0.506%	1,100,000	(11,045)	(17,332)	6,287
Croatia Government	1.000%	03/20/18	MSC	1.466%	2,262,000	19,802	194,313	(174,511)
Lebanon Government	5.000%	03/20/18	JPM	3.287%	689,000	(23,663)	(29,026)	5,363
Croatia Government	1.000%	06/20/18	CIT	1.554%	800,000	9,432	76,719	(67,287)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120 and B-121

PACIFIC FUNDS

PF GLOBAL ABSOLUTE RETURN FUND

Schedule of Investments (Continued)

March 31, 2016

Referenced Obligation	Fixed Deal Pay Rate	Expiration Date	Counter- party	Implied Credit Spread at 03/31/16 (3)	Notional Amount (4)	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Lebanon Government	1.000%	06/20/18	GSC	3.431%	$5,166,000	$266,413	$715,241	($448,828)
Croatia Government	1.000%	06/20/18	MSC	1.554%	921,000	10,858	92,071	(81,213)
Lebanon Government	5.000%	12/20/18	GSC	3.789%	663,000	(21,777)	(39,103)	17,326
Croatia Government	1.000%	03/20/19	GSC	1.936%	400,000	10,656	24,108	(13,452)
Qatar Government	1.000%	03/20/19	GSC	0.614%	490,000	(5,720)	(8,606)	2,886
Qatar Government	1.000%	06/20/19	CIT	0.633%	1,210,000	(14,519)	(28,206)	13,687
Croatia Government	1.000%	03/20/20	BNP	2.325%	2,280,000	113,055	179,316	(66,261)
Croatia Government	1.000%	03/20/20	CIT	2.325%	1,750,000	86,776	126,470	(39,694)
Croatia Government	1.000%	03/20/20	GSC	2.325%	2,560,000	126,939	191,925	(64,986)
Croatia Government	1.000%	06/20/20	CIT	2.402%	443,000	24,567	34,132	(9,565)
Croatia Government	1.000%	06/20/20	GSC	2.402%	700,000	38,819	54,113	(15,294)
Qatar Government	1.000%	12/20/20	GSC	0.873%	2,740,000	(16,750)	41,333	(58,083)
Qatar Government	1.000%	12/20/22	GSC	1.117%	1,040,000	7,321	(11,099)	18,420
Mexico Government	1.000%	12/20/22	HSB	1.917%	1,976,000	111,057	66,059	44,998
South Africa Government	1.000%	12/20/22	HSB	3.224%	7,803,000	1,014,791	671,561	343,230
Spain Government	1.000%	12/20/22	HSB	1.120%	2,169,000	15,532	402,781	(387,249)
Qatar Government	1.000%	12/20/23	GSC	1.203%	874,000	12,327	284	12,043
Qatar Government	1.000%	09/20/24	GSC	1.259%	290,000	5,687	(622)	6,309
South Africa Government	1.000%	12/20/25	BNP	3.457%	4,107,000	772,767	748,574	24,193

						2,542,279	3,579,094	(1,036,815)

			Exchange

Brazil Government	1.000%	12/20/20	ICE	3.391%	3,270,000	328,534	548,923	(220,389)

						$2,870,813	$4,128,017	($1,257,204)

Credit Default Swaps on Sovereign Issues – Sell Protection (2)

Referenced Obligation	Fixed Deal Receive Rate	Expiration Date	Counter- party	Implied Credit Spread at 03/31/16 (3)	Notional Amount (4)	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Nigeria Government	3.500%	06/20/16	CIT	2.887%	$420,000	$1,059	$—	$1,059
Nigeria Government	1.000%	09/20/16	CIT	2.887%	100,000	(925)	(2,753)	1,828
Belarus Government	5.000%	12/20/16	DUB	6.483%	300,000	(2,655)	(3,253)	598
Croatia Government	1.000%	03/20/17	CIT	0.898%	290,000	382	(4,056)	4,438
Turkey Government	1.000%	12/20/17	GSC	1.087%	360,000	(427)	(6,409)	5,982
Turkey Government	1.000%	09/20/18	CIT	1.475%	2,980,000	(33,464)	(55,873)	22,409
Turkey Government	1.000%	09/20/18	GSC	1.475%	2,615,000	(29,365)	(48,135)	18,770
Turkey Government	1.000%	09/20/18	MSC	1.475%	5,157,031	(57,912)	(98,208)	40,296
Slovenia Government	1.000%	12/20/19	GSC	0.763%	545,000	4,890	(6,832)	11,722
Slovenia Government	1.000%	03/20/20	GSC	0.816%	2,455,000	18,369	(29,929)	48,298
Turkey Government	1.000%	09/20/20	BNP	2.251%	900,000	(47,227)	(68,295)	21,068
Indonesia Government	1.000%	12/20/20	CIT	1.750%	1,557,000	(51,582)	(77,076)	25,494
Saudi Arabia Government	1.000%	12/20/20	CIT	1.390%	2,301,352	(39,846)	(54,370)	14,524
Indonesia Government	1.000%	12/20/20	DUB	1.750%	340,000	(11,264)	(18,252)	6,988
Saudi Arabia Government	1.000%	12/20/20	DUB	1.390%	230,000	(3,977)	(5,126)	1,149
Abu Dhabi Government	1.000%	12/20/20	GSC	0.836%	2,740,000	21,411	(30,300)	51,711
Indonesia Government	1.000%	12/20/20	GSC	1.750%	323,000	(10,701)	(16,410)	5,709
Saudi Arabia Government	1.000%	12/20/20	HSB	1.390%	320,000	(5,533)	(7,524)	1,991
Kazakhstan Government	1.000%	12/20/20	MSC	2.706%	230,000	(17,015)	(16,865)	(150)
Kazakhstan Government	1.000%	06/20/21	MSC	2.815%	500,000	(42,937)	(42,680)	(257)

						($308,719)	($592,346)	$283,627

						$2,562,094	$3,535,671	($973,577)

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying investments comprising the referenced index or (ii) receive a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
(2)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying investments comprising the referenced index or (ii) pay a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
(3)

An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation or underlying investment that are identical in all respects except for the quality rating. Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swap agreements on sovereign issues as of year end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120 and B-121

PACIFIC FUNDS

PF GLOBAL ABSOLUTE RETURN FUND

Schedule of Investments (Continued)

March 31, 2016

credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads, in comparison to narrower credit spreads, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(4)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Cross Currency Swaps – Pay Floating Rate

Notional Amount on Fixed Rate (Currency Delivered)	Notional Amount on Floating Rate (Currency Received)	Floating Rate Index	Counter- party	Fixed Rate	Expiration Date	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)

TRY 4,247,000	$1,993,897	3-Month USD-LIBOR	JPM	10.757%	04/08/16	($328,120)	$—	($328,120)

Interest Rate Swaps – Pay Floating Rate

Floating Rate Index	Counter- party	Fixed Rate	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
7-Day CNY-CNRR07	DUB	2.450%	06/18/17	CNY 15,476,000	$3,592	$—	$3,592
7-Day CNY-CNRR07	GSC	2.450%	06/18/17	15,475,000	3,591	—	3,591
7-Day CNY-CNRR07	BNP	2.450%	06/24/17	7,623,000	1,792	—	1,792
7-Day CNY-CNRR07	SCB	2.463%	06/24/17	16,290,000	4,206	—	4,206
7-Day CNY-CNRR07	DUB	2.453%	06/25/17	18,395,000	4,448	—	4,448
7-Day CNY-CNRR07	GSC	2.490%	06/25/17	16,023,000	4,977	—	4,977
7-Day CNY-CNRR07	JPM	2.490%	06/25/17	16,024,000	4,978	—	4,978
7-Day CNY-CNRR07	SCB	2.501%	06/25/17	19,228,000	6,365	—	6,365
7-Day CNY-CNRR07	SCB	2.445%	07/16/17	19,106,000	4,369	—	4,369
7-Day CNY-CNRR07	GSC	2.450%	07/16/17	19,822,000	4,726	—	4,726
7-Day CNY-CNRR07	DUB	2.457%	07/16/17	15,201,000	3,817	—	3,817
7-Day CNY-CNRR07	GSC	2.450%	08/20/17	14,103,000	3,790	—	3,790
7-Day CNY-CNRR07	SCB	2.450%	08/21/17	9,025,000	2,432	—	2,432
7-Day CNY-CNRR07	DUB	2.453%	08/21/17	9,872,000	2,711	—	2,711
7-Day CNY-CNRR07	DUB	2.455%	08/21/17	18,898,000	5,289	—	5,289
7-Day CNY-CNRR07	DUB	2.460%	08/21/17	24,839,000	7,213	—	7,213
7-Day CNY-CNRR07	SCB	2.215%	03/30/18	36,464,000	(9,326)	—	(9,326)
7-Day CNY-CNRR07	DUB	2.220%	03/30/18	31,451,000	(7,571)	—	(7,571)
3-Month RUB-MOSPRIME	GSC	10.160%	03/18/20	RUB 309,937,000	(14,078)	—	(14,078)
7-Day CNY-CNRR07	DUB	2.400%	01/27/21	CNY 7,178,000	(9,440)	—	(9,440)
7-Day CNY-CNRR07	SCB	2.400%	01/27/21	8,914,000	(11,723)	—	(11,723)
7-Day CNY-CNRR07	JPM	2.405%	01/27/21	7,178,000	(9,178)	—	(9,178)
7-Day CNY-CNRR07	BNP	2.410%	01/27/21	7,178,000	(8,916)	—	(8,916)
7-Day CNY-CNRR07	GSC	2.425%	01/27/21	4,206,000	(4,764)	—	(4,764)
3-Month NZD Bank Bills	JPM	4.060%	06/04/23	NZD 810,000	54,055	—	54,055

					47,355	—	47,355

	Exchange

3-Month USD-LIBOR	LCH	1.795%	06/29/20	$420,000	12,621	—	12,621
3-Month USD-LIBOR	LCH	1.800%	06/29/20	790,000	23,220	—	23,220
3-Month USD-LIBOR	LCH	1.744%	07/31/20	1,800,000	48,917	—	48,917
3-Month USD-LIBOR	LCH	1.750%	07/31/20	535,000	14,593	—	14,593
3-Month USD-LIBOR	LCH	1.784%	07/31/20	535,000	15,443	—	15,443
3-Month USD-LIBOR	LCH	1.739%	08/12/20	1,348,000	36,326	—	36,326
3-Month USD-LIBOR	LCH	1.621%	08/14/20	1,430,000	31,343	—	31,343
3-Month USD-LIBOR	LCH	1.680%	08/17/20	1,535,000	37,531	—	37,531
3-Month USD-LIBOR	LCH	1.689%	08/17/20	1,638,000	40,685	—	40,685
3-Month USD-LIBOR	LCH	1.698%	08/19/20	2,749,000	69,306	—	69,306
3-Month USD-LIBOR	LCH	1.550%	08/22/20	1,538,000	23,596	—	23,596
3-Month USD-LIBOR	LCH	1.555%	08/22/20	366,000	5,687	—	5,687
3-Month USD-LIBOR	LCH	1.560%	08/22/20	713,000	11,219	—	11,219
3-Month USD-LIBOR	LCH	1.566%	09/17/20	2,216,000	43,100	—	43,100
3-Month USD-LIBOR	LCH	1.649%	09/18/20	1,607,000	37,086	—	37,086
3-Month USD-LIBOR	LCH	1.650%	09/18/20	652,000	15,083	—	15,083
3-Month USD-LIBOR	LCH	1.541%	09/23/20	90,000	1,654	—	1,654
3-Month USD-LIBOR	LCH	1.545%	09/23/20	80,000	1,484	—	1,484
3-Month USD-LIBOR	LCH	1.424%	10/28/20	680,000	8,928	—	8,928
3-Month USD-LIBOR	LCH	1.426%	10/28/20	680,000	8,852	—	8,852
3-Month USD-LIBOR	LCH	1.383%	10/29/20	710,000	7,957	—	7,957
3-Month USD-LIBOR	LCH	1.523%	11/04/20	1,160,000	20,176	—	20,176
3-Month USD-LIBOR	LCH	1.531%	11/05/20	1,412,000	25,115	—	25,115
3-Month USD-LIBOR	LCH	1.533%	11/05/20	706,000	12,836	—	12,836
3-Month USD-LIBOR	LCH	1.540%	11/05/20	706,000	12,597	—	12,597

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120 and B-121

PACIFIC FUNDS

PF GLOBAL ABSOLUTE RETURN FUND

Schedule of Investments (Continued)

March 31, 2016

Floating Rate Index	Exchange	Fixed Rate	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
3-Month USD-LIBOR	LCH	1.555%	11/09/20	$683,000	$12,877	$—	$12,877
3-Month USD-LIBOR	LCH	1.668%	11/12/20	934,000	22,370	—	22,370
3-Month USD-LIBOR	LCH	1.114%	02/23/21	441,000	(1,229)	—	(1,229)
3-Month USD-LIBOR	LCH	1.117%	02/23/21	126,000	(333)	—	(333)
3-Month USD-LIBOR	LCH	1.168%	02/25/21	855,000	(206)	—	(206)
3-Month USD-LIBOR	LCH	1.170%	02/25/21	427,000	(62)	—	(62)
3-Month USD-LIBOR	LCH	1.150%	03/03/21	428,000	(487)	—	(487)
3-Month USD-LIBOR	LCH	1.272%	03/07/21	1,072,000	5,002	—	5,002
3-Month USD-LIBOR	LCH	2.100%	07/27/22	737,000	34,774	(406)	35,180
3-Month USD-LIBOR	LCH	2.058%	07/30/22	748,000	33,377	—	33,377
3-Month NZD Bank Bills	LCH	4.960%	04/29/24	NZD 5,271,000	563,262	—	563,262
3-Month NZD Bank Bills	LCH	4.053%	06/16/25	800,000	50,840	—	50,840
3-Month NZD Bank Bills	LCH	3.923%	06/25/25	2,142,000	120,534	—	120,534
28-Day MXN-TIIE	CME	6.255%	09/29/25	MXN 17,471,000	17,932	—	17,932
28-Day MXN-TIIE	CME	6.290%	10/01/25	17,470,000	20,680	—	20,680
28-Day MXN-TIIE	CME	6.235%	10/02/25	28,959,000	27,037	—	27,037

					1,471,723	(406)	1,472,129

					$1,519,078	($406)	$1,519,484

Interest Rate Swaps – Receive Floating Rate

Floating Rate Index	Counter party	Fixed Rate	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
3-Month SAR-SAIBOR	DUB	3.010%	06/28/20	SAR 2,960,000	($16,094)	$—	($16,094)
3-Month SAR-SAIBOR	GSC	2.170%	06/29/20	1,570,000	4,226	—	4,226
3-Month SAR-SAIBOR	DUB	3.025%	08/02/20	7,077,000	(33,965)	—	(33,965)
3-Month SAR-SAIBOR	GSC	2.160%	08/03/20	3,990,000	9,032	—	9,032
3-Month SAR-SAIBOR	GSC	2.350%	08/12/20	5,188,000	(289)	—	(289)
3-Month SAR-SAIBOR	GSC	2.328%	08/17/20	5,598,000	1,644	—	1,644
3-Month SAR-SAIBOR	GSC	2.395%	08/17/20	6,117,000	(1,488)	—	(1,488)
3-Month SAR-SAIBOR	GSC	2.400%	08/17/20	5,775,000	(3,656)	—	(3,656)
3-Month SAR-SAIBOR	GSC	2.458%	08/19/20	6,291,000	(8,446)	—	(8,446)
3-Month SAR-SAIBOR	GSC	3.410%	08/22/20	11,980,000	(80,939)	—	(80,939)
3-Month SAR-SAIBOR	GSC	2.260%	09/17/20	8,682,000	13,445	—	13,445
3-Month SAR-SAIBOR	GSC	2.338%	09/21/20	8,682,000	5,378	—	5,378
3-Month SAR-SAIBOR	GSC	2.228%	09/28/20	3,152,000	6,610	—	6,610
3-Month SAR-SAIBOR	GSC	2.350%	10/29/20	2,700,000	5,581	—	5,581
3-Month SAR-SAIBOR	GSC	2.540%	11/04/20	4,550,000	(1,123)	—	(1,123)
3-Month SAR-SAIBOR	GSC	2.560%	11/05/20	5,460,000	(2,665)	—	(2,665)
3-Month SAR-SAIBOR	GSC	2.580%	11/05/20	2,730,000	(2,026)	—	(2,026)
3-Month SAR-SAIBOR	DUB	3.090%	11/12/20	13,460,000	(71,894)	—	(71,894)
3-Month SAR-SAIBOR	GSC	2.645%	02/23/21	2,118,000	2,264	—	2,264
3-Month SAR-SAIBOR	DUB	2.637%	02/25/21	5,083,000	6,106	—	6,106
3-Month SAR-SAIBOR	DUB	2.620%	03/03/21	1,675,000	2,516	—	2,516
3-Month SAR-SAIBOR	DUB	2.760%	03/07/21	4,235,000	(886)	—	(886)
3-Month SAR-SAIBOR	GSC	2.640%	07/27/22	2,892,000	4,399	—	4,399
3-Month SAR-SAIBOR	GSC	2.613%	07/30/22	2,868,000	5,926	—	5,926

					(156,344)	—	(156,344)

	Exchange

6-Month EUR-LIBOR	LCH	0.250%	06/15/18	EUR 442,000	(4,040)	(3,903)	(137)
3-Month USD-LIBOR	LCH	1.250%	06/15/18	$6,716,000	(46,789)	(18,430)	(28,359)
3-Month SEK-STIBOR	LCH	0.268%	03/31/21	SEK 23,577,000	1,274	—	1,274
6-Month EUR-LIBOR	LCH	0.500%	06/15/21	EUR 10,525,000	(269,076)	(238,990)	(30,086)
3-Month CAD-Bankers Acceptance	LCH	1.516%	03/30/26	CAD 1,884,000	(2,253)	—	(2,253)
3-Month CAD-Bankers Acceptance	LCH	1.526%	03/30/26	1,880,000	(3,638)	—	(3,638)
3-Month SEK-STIBOR	LCH	1.118%	03/31/26	SEK 12,107,000	2,213	—	2,213
3-Month SEK-STIBOR	LCH	1.135%	04/04/26	11,230,000	—	—	—
3-Month USD-LIBOR	LCH	2.250%	06/15/26	$1,050,000	(56,066)	(37,717)	(18,349)
3-Month USD-LIBOR	LCH	2.500%	06/15/46	2,634,063	(213,848)	(162,143)	(51,705)

					(592,223)	(461,183)	(131,040)

					($748,567)	($461,183)	($287,384)

					$770,511	($461,589)	$1,232,100

Total Swap Agreements					$3,004,485	$3,074,082	($69,597)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120 and B-121

PACIFIC FUNDS

PF GLOBAL ABSOLUTE RETURN FUND

Schedule of Investments (Continued)

March 31, 2016

(l)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2016:

		Total Value at March 31, 2016	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Romania	$574,098	$192,234	$381,864	$—
	Singapore	754,427	—	754,427	—

	Total Common Stocks	1,328,525	192,234	1,136,291	—

	Closed-End Mutual Fund	563,354	563,354	—	—
	Corporate Bond & Notes	5,037,204	—	5,037,204	—
	Senior Loan Notes	654,761	—	654,761	—
	Mortgage-Backed Securities	1,005,346	—	1,005,346	—
	Foreign Government Bonds & Notes	101,909,045	—	99,784,100	2,124,945
	Short-Term Investments	22,447,157	11,411,983	11,035,174	—
	Derivatives:
	Credit Contracts
	Swaps	3,034,689	—	3,034,689	—
	Equity Contracts
	Futures	19,521	19,521	—	—
	Purchased Options	387,735	—	387,735	—

	Total Equity Contracts	407,256	19,521	387,735	—

	Foreign Currency Contracts
	Forward Foreign Currency Contracts	1,722,303	—	1,722,303	—
	Purchased Options	1,386,103	—	1,386,103	—

	Total Foreign Currency Contracts	3,108,406	—	3,108,406	—

	Interest Rate Contracts
	Futures	14,771	14,771	—	—
	Swaps	1,667,005	—	1,667,005	—

	Total Interest Rate Contracts	1,681,776	14,771	1,667,005	—

	Total Assets - Derivatives	8,232,127	34,292	8,197,835	—

	Total Assets	141,177,519	12,201,863	126,850,711	2,124,945

Liabilities	Securities Sold Short:
	Foreign Government Bonds & Notes	(1,081,046)	—	(1,081,046)	—
	Derivatives:
	Credit Contracts
	Swaps	(472,595)	—	(472,595)	—
	Equity Contracts
	Futures	(15,887)	(15,887)	—	—
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(6,069,692)	—	(6,069,692)	—
	Written Options	(1,021,350)	—	(1,021,350)	—
	Swaps	(328,120)	—	(328,120)	—

	Total Foreign Currency Contracts	(7,419,162)	—	(7,419,162)	—

	Interest Rate Contracts
	Futures	(184,401)	(184,401)	—	—
	Swaps	(896,494)	—	(896,494)	—

	Total Interest Rate Contracts	(1,080,895)	(184,401)	(896,494)	—

	Total Liabilities - Derivatives	(8,988,539)	(200,288)	(8,788,251)	—

	Total Liabilities	(10,069,585)	(200,288)	(9,869,297)	—

	Total	$131,107,934	$12,001,575	$116,981,414	$2,124,945

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120 and B-121

PACIFIC FUNDS

PF GLOBAL ABSOLUTE RETURN FUND

Schedule of Investments (Continued)

March 31, 2016

The following is a reconciliation of investments for significant unobservable inputs (Level 3) used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) for the year ended March 31, 2016:

Foreign Government Bonds & Notes
Value, Beginning of Year	$1,102,450
Purchases	2,182,452
Sales (Includes Paydowns)	(1,077,344)
Accrued Discounts (Premiums)	(15,947)
Net Realized Gains (Losses)	10,656
Change in Net Unrealized Appreciation (Depreciation)	(77,322)
Transfers In	—
Transfers Out	—

Value, End of Year	$2,124,945

Change in Net Unrealized Appreciation (Depreciation) on Level 3 Investments Held at the End of Year, if Applicable	($41,515)

The significant unobservable inputs were provided by a vendor-priced single broker quote.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-120 and B-121

PACIFIC FUNDS

Schedule of Investments (Continued)

Explanation of Symbols and Terms

March 31, 2016

Explanation of Symbols:
*	Non-income producing investments.
"	Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturity is shorter than the stated maturity.
^	Investments with their principal amount adjusted for inflation.
§	Variable rate investments. The rate shown is based on the latest available information as of March 31, 2016. For Senior Loan Notes, the rate shown may represent a weighted average interest rate.
Ω	Investments were in default as of March 31, 2016.
±	The security is a perpetual bond and has no definite maturity date.
µ	All or a portion of this senior loan position has not settled. Contract rates do not take effect until settlement date. Rates shown are for the settled portion.
~

Securities are not registered under the Securities Act of 1933

(1933 Act). These securities are either (1) exempt from registration pursuant to Rule 144A of the 1933 Act and may only be sold to “qualified institutional buyers”, or (2) the securities comply with Regulation S rules governing offers and sales made outside the United States without registration under the 1933 Act and contain certain restrictions as to public resale.

‡	Investments were fully or partially segregated with the broker(s)/custodian as collateral for securities sold short, futures contracts, forward foreign currency contracts, option contracts and/or swap agreements as of March 31, 2016.
+	The values of these investments were determined by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee or to the Board of Trustees (the “Board”). Each determination was made in good faith in accordance with the procedures established by the Board and the provisions of the Investment Company Act of 1940 (See Note 3C in Notes to Financial Statements).
l	Total shares owned by the Fund as of March 31, 2016 were less than one share.
»	Stapled Security. A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.

Counterparty & Exchange Abbreviations:
ANZ	Australia and New Zealand Banking Group
BNP	BNP Paribas
BOA	Bank of America
BRC	Barclays
CIB	Canadian Imperial Bank of Commerce
CIT	Citigroup
CME	Chicago Mercantile Exchange
CSF	Credit Suisse
DUB	Deutsche Bank
EUX	Eurex Exchange
GSC	Goldman Sachs
HSB	HSBC
ICE	Intercontinental Exchange Inc
ING	ING Group NV
JPM	JPMorgan Chase
LCH	London Clearing House
MER	Merrill Lynch
MSC	Morgan Stanley
RBC	Royal Bank of Canada
RBS	Royal Bank of Scotland
SCB	Standard Chartered Bank
SEB	Skandinaviska Enskilda Banken
SGN	Societe Generale
SSB	State Street Bank
UBS	UBS

Currency Abbreviations:
AED	United Arab Emirates Dirham
ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Renminbi Offshore (Hong Kong)
CNY	Chinese Renminbi
COP	Colombian Peso
CZK	Czech Koruna
DKK	Danish Krone
DOP	Dominican Peso
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	Korean Won
LBP	Lebanese Pound
LKR	Sri Lankan Rupee
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
OMR	Omani Rial
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
RON	Romanian Leu
RSD	Serbian Dinar
RUB	Russian Ruble
SAR	Saudi Arabian Riyal
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish Lira
TWD	Taiwan Dollar
USD	United States Dollar
UYU	Uruguayan Peso
ZAR	South African Rand

Index Abbreviations:
1-Day CAD-USD Discount Rate	Canadian Dollar - United States Dollar Discount Rate
1-Day CHF-TOIS	Switzerland Tomnext Offered Indexed Swaps
1-Day EUR-EONIA	Euro Effective Overnight Index Average
1-Day JPY-MUTSC	Bank of Japan Estimate Unsecured Overnight Call Rate
1-Month AUD-BBSW	Australian Bank Bill Short-Term Rate
1-Month GBP-LIBOR	British Pound London Interbank Offered Rate
1-Month HKD-HIBOR	Hong Kong Interbank Offered Rate
1-Month SGD-SIBOR	Singapore Interbank Offered Rate
1-Month USD-LIBOR	United States Dollar London Interbank Offered Rate
1-Week DKK-CIBOR	Copenhagen Interbank Offered Rate
1-Week NOK-NIBOR	Norway Interbank Offered Rate
1-Week SEK-STIBOR	Stockholm Interbank Offered Rate
ABX HE	Asset-Backed Securities Index - Home Equity
CDX HY	Credit Derivatives Index - High Yield
CDX IG	Credit Derivatives Index - Investment Grade
CMBX	Commercial Mortgage-Backed Swaps
iTraxx Asia	International Index - Asia
iTraxx Crossover	International Index - Europe Sub-Investment Grade
iTraxx Europe	International Index - Europe

See Notes to Financial Statements

PACIFIC FUNDS

Schedule of Investments (Continued)

Explanation of Symbols and Terms (Continued)

March 31, 2016

Other Abbreviations:
ADR	American Depositary Receipt
EBITDA	Earnings Before Interest, Taxes, Depreciation and Amortization
FDR	Fiduciary Depositary Receipt
GDR	Global Depositary Receipt
IO	Interest Only
NVDR	Non-Voting Depositary Receipts
‘NY’	New York Shares
PIK	Payment In Kind
REIT	Real Estate Investment Trust
SDR	Swedish Depositary Receipt

Notes:

(1)	For debt investments, the interest rates disclosed in the Schedules of Investments reflect the stated coupon rate or for discounted investments or zero coupon bonds, the yield-to-maturity.

(2)	The countries listed in the Schedules of Investments are based on country of risk (See Note 4 in Notes to Financial Statements under Investments and Risks - Foreign and Emerging Markets Investments).

(3)	The sectors listed in the Schedules of Investments are obtained from a third party source (that is not affiliated with the Trust or the investment adviser) believed to be reliable. Sector names and weightings could be different if obtained from another source.

(4)	The descriptions of the companies and credit spreads, if any, shown in the Schedules of Investments were obtained from published reports or other sources believed to be reliable, and are not audited by the Independent Registered Public Accounting Firm.

See Notes to Financial Statements

PACIFIC FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

MARCH 31, 2016

	PF Floating Rate Loan Fund	PF Inflation Managed Fund	PF Managed Bond Fund	PF Short Duration Bond Fund	PF Emerging Markets Debt Fund	PF Comstock Fund
ASSETS
Investments, at cost	$85,652,237	$71,132,557	$471,366,905	$76,421,900	$108,132,706	$168,360,309
Investments, at value	$80,531,575	$72,155,091	$472,285,324	$76,332,236	$103,074,950	$214,871,682
Cash (1)	1,141	627,275	5,347,650	—	405,495	—
Foreign currency held, at value (2)	—	62,971	982,417	—	225,173	290
Receivables:
Dividends and interest	277,264	142,077	2,986,798	375,654	1,940,929	457,700
Fund shares sold	—	105	—	—	280	—
Securities sold	34,606	444,126	81,138,075	133,807	296,106	298,951
Variation margin	—	—	774,490	—	—	—
Due from adviser	3,229	1,280	22,943	431	6,523	13,064
Forward foreign currency contracts appreciation	—	150,548	1,054,270	—	2,652,898	—
Swap agreements, at value	—	150,913	110,089	—	1,229,165	—
Unfunded loan commitment appreciation	1,580	—	—	—	—	—
Prepaid expenses and other assets	796	4,642	4,075	830	940	2,230
Total Assets	80,850,191	73,739,028	564,706,131	76,842,958	109,832,459	215,643,917
LIABILITIES
Payables:
Fund shares redeemed	27,976	31,105	241,341	45,117	46,887	60,816
Securities purchased	960,432	1,549,732	132,754,428	814,385	624,914	104,578
Securities sold short, at value (proceeds $3,455,281)	—	—	3,455,011	—	—	—
Sale-buyback financing transactions	—	18,840,729	3,691,637	—	—	—
Due to brokers (3)	—	270,000	100,000	—	—	—
Variation margin	—	263,860	—	6,773	—	—
Accrued advisory fees	43,539	16,635	142,113	25,786	70,309	131,833
Accrued administration fees	10,047	6,567	53,293	9,670	13,435	26,905
Accrued support service expenses	2,474	1,601	12,662	2,474	2,911	6,986
Accrued custodian fees and expenses	2,637	2,091	4,622	824	9,618	2,138
Accrued transfer agency out-of-pocket expenses	1,377	891	7,047	1,377	1,620	3,888
Accrued legal, audit and tax service fees	10,432	6,835	53,315	10,593	12,302	29,212
Accrued trustees’ fees and expenses and deferred compensation	498	2,054	9,374	1,212	—	3,188
Accrued other	24,401	21,104	83,986	25,497	18,975	15,517
Forward foreign currency contracts depreciation	—	341,680	1,579,786	—	835,072	487,425
Outstanding options written, at value (premiums received $170,933 and $666,690, respectively)	—	125,937	481,911	—	—	—
Swap agreements, at value	—	67,923	658,510	—	35,133	—
Total Liabilities	1,083,813	21,548,744	143,329,036	943,708	1,671,176	872,486
NET ASSETS	$79,766,378	$52,190,284	$421,377,095	$75,899,250	$108,161,283	$214,771,431
NET ASSETS CONSIST OF:
Paid-in capital	$86,907,761	$62,171,198	$422,026,395	$77,737,007	$122,031,052	$167,876,794
Undistributed/accumulated net investment income (loss)	871,715	145,729	6,325,233	298,368	(2,357,046)	1,986,733
Undistributed/accumulated net realized gain (loss)	(2,894,016)	(10,902,867)	(856,864)	(2,046,571)	(8,249,414)	(1,113,948)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies	(5,119,082)	776,224	(6,117,669)	(89,554)	(3,263,309)	46,021,852
NET ASSETS	$79,766,378	$52,190,284	$421,377,095	$75,899,250	$108,161,283	$214,771,431
Class P Shares:
Shares of beneficial interest outstanding	8,730,862	5,980,057	39,876,878	7,716,496	11,834,654	15,726,515
Net Asset Value Per Share	$9.14	$8.73	$10.57	$9.84	$9.14	$13.66

(1)	Includes cash collateral segregated for certain derivative instruments (see Notes to Schedules of Investments) in the PF Inflation Managed, PF Managed Bond, and PF Emerging Markets Debt Funds of $620,101, $5,016,299, and $248,274, respectively.
(2)	The cost of foreign currency for the PF Inflation Managed, PF Managed Bond, PF Emerging Markets Debt, and PF Comstock Funds was $62,567, $952,700, $219,214, and $278, respectively.
(3)	The PF Managed Bond and PF Inflation Managed Funds received cash collateral to mitigate risk of loss to certain counterparties, which will be repaid based on master netting arrangements between the Funds and the respective counterparties. The Funds invest such cash collateral in investment securities (See Note 5 in Notes to Financial Statements).

See Notes to Financial Statements

C-1

PACIFIC FUNDS

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

MARCH 31, 2016

	PF Growth Fund	PF Large-Cap Growth Fund	PF Large-Cap Value Fund	PF Main Street Core Fund	PF Mid-Cap Equity Fund	PF Mid-Cap Growth Fund
ASSETS
Investments, at cost	$91,381,481	$126,213,130	$191,484,608	$166,996,543	$151,258,027	$57,184,605
Investments, at value	$122,775,676	$151,867,160	$299,588,493	$211,123,009	$169,636,253	$58,996,121
Cash	401,999	—	—	7,906	—	—
Foreign cash held, at value (1)	—	12	—	—	—	—
Receivables:
Dividends and interest	63,351	42,921	727,215	377,402	127,668	34,163
Securities sold	520,037	262,957	—	635,889	3,954,772	43,398
Due from adviser	5,421	6,351	13,848	8,575	7,272	2,209
Prepaid expenses and other assets	1,161	1,530	2,967	2,023	1,636	521
Total Assets	123,767,645	152,180,931	300,332,523	212,154,804	173,727,601	59,076,412
LIABILITIES
Payables:
Fund shares redeemed	33,077	42,925	82,456	64,348	43,328	16,421
Securities purchased	930,703	1,046,482	—	258,054	3,932,707	84,260
Accrued advisory fees	55,907	88,191	162,866	79,321	91,334	31,481
Accrued administration fees	15,247	18,764	37,585	26,440	21,077	7,265
Accrued support service expenses	3,639	4,803	9,315	6,258	5,094	1,601
Accrued custodian fees and expenses	793	1,020	1,415	1,322	830	385
Accrued transfer agency out-of-pocket expenses	2,025	2,673	5,184	3,483	2,835	891
Accrued legal, audit and tax service fees	15,240	20,096	38,937	26,225	21,349	6,742
Accrued trustees’ fees and expenses and deferred compensation	2,732	6,768	5,172	1,054	695	2,852
Accrued other	10,757	10,496	18,969	13,675	13,768	5,499
Outstanding options written, at value (premiums received $149,432)	—	—	—	—	—	152,404
Total Liabilities	1,070,120	1,242,218	361,899	480,180	4,133,017	309,801
NET ASSETS	$122,697,525	$150,938,713	$299,970,624	$211,674,624	$169,594,584	$58,766,611
NET ASSETS CONSIST OF:
Paid-in capital	$91,684,079	$125,863,899	$189,510,729	$167,695,006	$159,335,680	$57,735,803
Undistributed/accumulated net investment income (loss)	25,065	(6,808)	1,102,697	428,645	684,289	277,598
Undistributed/accumulated net realized gain (loss)	(405,814)	(572,347)	1,253,313	(574,037)	(8,803,611)	(1,055,334)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies	31,394,195	25,653,969	108,103,885	44,125,010	18,378,226	1,808,544
NET ASSETS	$122,697,525	$150,938,713	$299,970,624	$211,674,624	$169,594,584	$58,766,611
Class P Shares:
Shares of beneficial interest outstanding	6,521,071	16,338,345	20,298,106	17,404,530	15,949,943	8,266,664
Net Asset Value Per Share	$18.82	$9.24	$14.78	$12.16	$10.63	$7.11

(1)	The cost of foreign currency for the PF Large-Cap Growth Fund was $12.

See Notes to Financial Statements

C-2

PACIFIC FUNDS

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

MARCH 31, 2016

	PF Mid-Cap Value Fund	PF Small-Cap Growth Fund	PF Small-Cap Value Fund	PF Emerging Markets Fund	PF International Large-Cap Fund	PF International Small-Cap Fund
ASSETS
Investments, at cost	$252,854,732	$37,865,759	$188,726,066	$97,442,510	$251,480,925	$110,374,401
Investments, at value	$250,216,227	$42,139,916	$199,220,241	$117,678,984	$288,691,501	$117,130,552
Cash	—	—	—	—	20,419	—
Foreign currency held, at value (1), (2)	—	—	—	84,858	5,384	68,168
Receivables:
Dividends and interest	439,715	13,762	192,014	206,467	1,361,993	604,533
Fund shares sold	—	—	—	210	—	210
Securities sold	623,276	495,752	1,644,854	386,573	185,405	1,844,916
Due from adviser	—	3,524	10,072	2,011	19,357	2,378
Prepaid expenses and other assets	2,268	489	1,856	1,007	2,793	1,161
Total Assets	251,281,486	42,653,443	201,069,037	118,360,110	290,286,852	119,651,918
LIABILITIES
Payables:
Fund shares redeemed	67,382	12,557	55,426	29,751	80,778	30,086
Securities purchased	—	400,974	1,491,895	96,375	—	923,753
Due to adviser	7,196	—	—	—	—	—
Accrued advisory fees	144,658	20,858	122,958	77,797	206,121	80,801
Accrued administration fees	30,998	5,214	24,592	14,587	36,374	14,603
Accrued support service expenses	7,859	1,455	5,967	3,202	9,169	3,639
Accrued custodian fees and expenses	1,080	584	928	42,540	14,271	11,420
Accrued transfer agency out-of-pocket expenses	4,374	810	3,321	1,782	5,103	2,025
Accrued legal, audit and tax service fees	32,312	6,137	24,798	13,467	38,116	15,184
Accrued trustees’ fees and expenses and deferred compensation	—	1,796	277	529	2,390	—
Accrued foreign capital gains tax	—	—	—	12,184	—	—
Accrued other	17,667	7,165	14,476	18,427	31,308	12,170
Total Liabilities	313,526	457,550	1,744,638	310,641	423,630	1,093,681
NET ASSETS	$250,967,960	$42,195,893	$199,324,399	$118,049,469	$289,863,222	$118,558,237
NET ASSETS CONSIST OF:
Paid-in capital	$258,914,222	$46,013,017	$190,716,685	$122,000,854	$263,318,876	$115,206,833
Undistributed/accumulated net investment income (loss)	906,035	(32,484)	574,162	(1,493,899)	677,925	(328,770)
Undistributed/accumulated net realized gain (loss)	(6,213,792)	(8,058,797)	(2,460,623)	(22,691,824)	(11,333,015)	(3,085,516)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies	(2,638,505)	4,274,157	10,494,175	20,234,338	37,199,436	6,765,690
NET ASSETS	$250,967,960	$42,195,893	$199,324,399	$118,049,469	$289,863,222	$118,558,237
Class P Shares:
Shares of beneficial interest outstanding	25,813,021	4,306,785	19,654,206	9,767,475	17,363,206	11,547,060
Net Asset Value Per Share	$9.72	$9.80	$10.14	$12.09	$16.69	$10.27

(1)	The cost of foreign currency for the PF Emerging Markets, PF International Large-Cap, and PF International Small-Cap Funds was $106,421, $5,307, and $68,006, respectively.
(2)	Includes $5,702 of restricted foreign cash in the PF Emerging Markets Fund (See Note 4 in Notes to Financial Statements).

See Notes to Financial Statements

C-3

PACIFIC FUNDS

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

MARCH 31, 2016

	PF International Value Fund	PF Real Estate Fund	PF Absolute Return Fund	PF Currency Strategies Fund	PF Equity Long/Short Fund	PF Global Absolute Return Fund
ASSETS
Investments and repurchase agreements, at cost	$136,791,836	$47,649,876	$65,248,764	$131,434,318	$128,856,029	$137,409,151
Investments, at value	$139,091,348	$70,419,208	$65,651,842	$131,545,069	$128,856,029	$133,611,570
Repurchase agreements, at value	—	—	—	—	—	1,107,660
Cash (1)	—	—	2,729,672	—	23,298,131	717,707
Foreign currency held, at value (1), (2)	56,710	—	1,482,590	470	2,766	73,989
Receivables:
Dividends and interest	1,035,847	241,811	543,729	345,475	—	2,142,021
Fund shares sold	—	105	385	735	385	805
Securities sold	1,153,399	374,271	385,580	1,095,735	—	456,120
Variation margin	—	—	540,548	—	1,839,504	69,550
Due from adviser	10,972	3,859	—	—	—	—
Forward foreign currency contracts appreciation	1,359,828	—	654,059	4,996,836	1,109,654	1,722,303
Swap agreements, at value	—	—	422,422	—	13,078,249	2,895,633
Prepaid expenses and other assets	1,406	629	799	1,215	1,561	1,323
Total Assets	142,709,510	71,039,883	72,411,626	137,985,535	168,186,279	142,798,681
LIABILITIES
Payables:
Fund shares redeemed	40,303	28,250	28,039	64,949	76,010	64,378
Securities purchased	1,117,653	216,475	564,762	—	—	1,378,751
Securities sold short, at value (proceeds $988,401)	—	—	—	—	—	1,081,046
Due to adviser	—	—	—	—	—	2,856
Due to brokers (3)	—	—	78,398	275,000	210,000	—
Accrued advisory fees	76,759	52,086	47,074	72,241	139,565	90,457
Accrued administration fees	17,714	8,681	8,826	16,671	20,935	16,961
Accrued support service expenses	4,512	2,038	2,474	3,784	4,948	4,221
Accrued custodian fees and expenses	10,916	388	3,800	2,361	2,283	19,505
Accrued transfer agency out-of-pocket expenses	2,511	1,134	1,377	2,106	2,754	2,349
Accrued legal, audit and tax service fees	18,813	8,476	10,171	15,917	20,329	17,702
Accrued trustees’ fees and expenses and deferred compensation	3,372	247	—	—	—	—
Accrued other	17,850	5,576	10,212	7,530	29,408	156,406
Forward foreign currency contracts depreciation	639,081	—	2,079,218	10,274,178	3,733	6,069,692
Outstanding options written, at value (premiums received $1,421,192)	—	—	—	—	—	1,021,350
Swap agreements, at value	—	—	679,761	—	89,578	1,099,182
Total Liabilities	1,949,484	323,351	3,514,112	10,734,737	599,543	11,024,856
NET ASSETS	$140,760,026	$70,716,532	$68,897,514	$127,250,798	$167,586,736	$131,773,825
NET ASSETS CONSIST OF:
Paid-in capital	$192,422,826	$47,674,212	$76,106,423	$127,709,597	$161,838,244	$140,437,540
Undistributed/accumulated net investment income (loss)	896,960	406,313	(778,973)	4,697,211	(1,879,211)	3,606,927
Undistributed/accumulated net realized gain (loss)	(55,568,741)	(133,325)	(4,918,895)	(1,853)	(7,789,400)	(5,299,020)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies	3,008,981	22,769,332	(1,511,041)	(5,154,157)	15,417,103	(6,971,622)
NET ASSETS	$140,760,026	$70,716,532	$68,897,514	$127,250,798	$167,586,736	$131,773,825
Class P Shares:
Shares of beneficial interest outstanding	16,867,284	4,421,709	7,548,592	13,048,179	16,247,877	14,584,126
Net Asset Value Per Share	$8.35	$15.99	$9.13	$9.75	$10.31	$9.04

(1)	Includes cash collateral segregated for certain derivative instruments (see Notes to Schedule of Investments) in the PF Absolute Return, PF Equity Long/Short, and PF Global Absolute Return Funds of $2,755,549, $23,298,131, and $699,705, respectively.
(2)	The cost of foreign currency for the PF International Value, PF Absolute Return, PF Currency Strategies, PF Equity Long/Short, and PF Global Absolute Return Funds was $56,668, $1,470,253, $463, $2,766, and $71,303, respectively.
(3)	The PF Absolute Return, PF Currency Strategies, and PF Equity Long/Short Funds received cash collateral to mitigate risk of loss to certain counterparties, which will be repaid based on master netting arrangements between the Funds and the respective counterparties. The Funds invest such cash collateral in investment securities (See Note 5 in Notes to Financial Statements).

See Notes to Financial Statements

C-4

PACIFIC FUNDS

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED MARCH 31, 2016

	PF Floating Rate Loan Fund	PF Inflation Managed Fund	PF Managed Bond Fund	PF Short Duration Bond Fund	PF Emerging Markets Debt Fund	PF Comstock Fund
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$2,056	$1,309	$—	$528	$1,971	$6,153,224
Interest, net of foreign taxes withheld	4,564,771	2,234,555	14,756,726	1,844,187	9,140,762	4,095
Other	459	—	—	—	698	—
Total Investment Income	4,567,286	2,235,864	14,756,726	1,844,715	9,143,431	6,157,319

EXPENSES
Advisory fees	683,316	297,985	1,885,029	427,091	914,905	1,767,702
Administration fees	136,663	111,745	706,886	160,159	174,823	353,540
Support services expenses	13,171	10,606	66,223	14,223	15,952	35,113
Custodian fees and expenses	18,379	15,636	33,495	5,704	64,506	7,440
Shareholder report expenses	6,708	4,265	34,318	6,387	8,613	17,730
Transfer agency out-of-pocket expenses	7,884	6,114	39,663	8,576	9,570	20,650
Legal, audit and tax service fees	14,248	10,039	72,412	14,978	16,992	38,904
Trustees’ fees and expenses	3,916	3,031	19,668	4,265	4,778	10,175
Interest expense	—	80,900	9,728	—	—	—
Other	44,903	45,984	148,291	54,722	34,490	15,774
Total Expenses	929,188	586,305	3,015,713	696,105	1,244,629	2,267,028
Advisory Fee Waiver (1)	(91,109)	(14,899)	—	—	—	(35,354)
Adviser Expense Reimbursement (2)	(109,207)	(95,880)	(415,627)	(108,855)	(154,900)	(145,785)
Net Expenses	728,872	475,526	2,600,086	587,250	1,089,729	2,085,889
NET INVESTMENT INCOME (LOSS)	3,838,414	1,760,338	12,156,640	1,257,465	8,053,702	4,071,430

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) On:
Investment security transactions	(1,568,845)	(2,162,206)	2,222,157	(75,539)	(5,628,679)	17,479,113
Closed short positions	—	1,074	(31,113)	—	722	—
Futures contract transactions	—	(988,658)	1,145,347	(88,404)	—	—
Swap transactions	—	(141,935)	(390,601)	—	(305,257)	—
Written option transactions	—	631,279	3,876,120	—	—	—
Foreign currency transactions	—	(1,019,578)	174,473	(75,374)	(5,339,125)	(277,420)
Net Realized Gain (Loss)	(1,568,845)	(3,680,024)	6,996,383	(239,317)	(11,272,339)	17,201,693

Change In Net Unrealized Appreciation (Depreciation) On:
Investment securities	(4,257,472)	1,221,448	(8,921,289)	(563,453)	5,317,882	(38,961,051)
Unfunded loan commitments	1,580	—	—	—	—	—
Short positions	—	—	270	—	—	—
Futures contracts	—	161,203	(1,692,847)	8,691	—	—
Swaps	—	(75,564)	(2,529,808)	—	333,753	—
Written options	—	20,979	(52,061)	—	—	—
Foreign currencies	—	(997,015)	(1,586,306)	(28,087)	2,066,451	(117,849)
Change in Net Unrealized Appreciation (Depreciation)	(4,255,892)	331,051	(14,782,041)	(582,849)	7,718,086	(39,078,900)
NET GAIN (LOSS)	(5,824,737)	(3,348,973)	(7,785,658)	(822,166)	(3,554,253)	(21,877,207)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($1,986,323)	($1,588,635)	$4,370,982	$435,299	$4,499,449	($17,805,777)

Foreign taxes withheld on dividends and interest	$—	$633	$76,593	$2,690	$85,898	$129,217

(1)	See Note 6 in Notes to Financial Statements.
(2)	See Note 7B in Notes to Financial Statements.

See Notes to Financial Statements

C-5

PACIFIC FUNDS

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED MARCH 31, 2016

	PF Growth Fund	PF Large-Cap Growth Fund	PF Large-Cap Value Fund	PF Main Street Core Fund	PF Mid-Cap Equity Fund	PF Mid-Cap Growth Fund
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$1,035,228	$1,136,707	$7,117,835	$4,247,094	$3,949,691	$758,794
Interest, net of foreign taxes withheld	4,242	1,038	—	—	—	—
Total Investment Income	1,039,470	1,137,745	7,117,835	4,247,094	3,949,691	758,794

EXPENSES
Advisory fees	704,492	1,228,205	2,053,060	1,021,817	1,202,224	474,301
Administration fees	192,134	245,641	473,783	340,606	277,436	101,636
Support services expenses	18,357	23,408	46,397	32,419	26,931	9,785
Custodian fees and expenses	4,194	6,765	8,404	8,743	4,905	2,074
Shareholder report expenses	10,483	12,717	24,040	16,628	14,608	4,604
Transfer agency out-of-pocket expenses	10,864	14,013	27,435	19,029	15,905	5,666
Legal, audit and tax service fees	20,358	26,632	51,773	35,293	28,952	9,576
Trustees’ fees and expenses	5,362	6,915	13,528	9,376	7,866	2,808
Other	11,337	10,335	16,820	13,493	17,014	8,156
Total Expenses	977,581	1,574,631	2,715,240	1,497,404	1,595,841	618,606
Advisory Fee Waiver (1)	—	(73,692)	—	—	—	(33,879)
Adviser Expense Reimbursement (2)	(80,955)	(100,786)	(188,396)	(134,981)	(116,181)	(42,669)
Net Expenses	896,626	1,400,153	2,526,844	1,362,423	1,479,660	542,058
NET INVESTMENT INCOME (LOSS)	142,844	(262,408)	4,590,991	2,884,671	2,470,031	216,736

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) On:
Investment security transactions	4,804,695	9,571,161	19,733,103	21,951,265	1,480,965	2,227,880
Written option transactions	—	—	—	—	—	(54,630)
Foreign currency transactions	(428)	(89)	(479)	(3,403)	—	(585)
Net Realized Gain (Loss)	4,804,267	9,571,072	19,732,624	21,947,862	1,480,965	2,172,665
Change In Net Unrealized Appreciation (Depreciation) On:
Investment securities	(1,773,341)	(11,767,568)	(28,077,857)	(17,199,052)	(11,504,888)	(9,464,248)
Written options	—	—	—	—	—	(3,190)
Foreign currencies	319	45	—	2,864	—	225
Change in Net Unrealized Appreciation (Depreciation)	(1,773,022)	(11,767,523)	(28,077,857)	(17,196,188)	(11,504,888)	(9,467,213)
NET GAIN (LOSS)	3,031,245	(2,196,451)	(8,345,233)	4,751,674	(10,023,923)	(7,294,548)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,174,089	($2,458,859)	($3,754,242)	$7,636,345	($7,553,892)	($7,077,812)

Foreign taxes withheld on dividends and interest	$18,156	$4,849	$140,016	$56,625	$2,504	$—

(1)	See Note 6 in Notes to Financial Statements.
(2)	See Note 7B in Notes to Financial Statements.

See Notes to Financial Statements

C-6

PACIFIC FUNDS

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR OR PERIOD ENDED MARCH 31, 2016

	PF Mid-Cap Value Fund (1)	PF Small-Cap Growth Fund	PF Small-Cap Value Fund	PF Emerging Markets Fund	PF International Large-Cap Fund	PF International Small-Cap Fund
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$3,827,457	$147,275	$2,295,134	$2,473,958	$5,861,202	$3,058,308
Interest, net of foreign taxes withheld	1,507	—	—	—	2,804	—
Total Investment Income	3,828,964	147,275	2,295,134	2,473,958	5,864,006	3,058,308

EXPENSES
Advisory fees	1,185,262	369,158	1,394,729	1,106,278	2,301,879	1,059,633
Administration fees	253,985	92,290	278,946	207,427	406,214	186,994
Support services expenses	25,810	9,237	27,780	20,759	40,140	18,393
Custodian fees and expenses	4,438	2,864	4,899	267,335	93,941	58,908
Shareholder report expenses	19,622	4,579	15,693	10,345	23,835	11,899
Transfer agency out-of-pocket expenses	16,722	5,270	16,609	12,019	24,573	10,862
Legal, audit and tax service fees	38,471	8,819	32,263	19,475	48,909	20,265
Trustees’ fees and expenses	8,352	2,599	8,198	6,009	12,171	5,368
Offering expenses	1,349	—	—	—	—	436
Other	13,661	12,223	15,364	47,499	39,216	16,337
Total Expenses	1,567,672	507,039	1,794,481	1,697,146	2,990,878	1,389,095
Advisory Fee Waiver (2)	—	—	—	—	—	(24,932)
Adviser Expense Reimbursement (3)	—	(45,591)	(120,806)	(383,441)	(282,785)	(17,806)
Net Expenses	1,567,672	461,448	1,673,675	1,313,705	2,708,093	1,346,357
NET INVESTMENT INCOME (LOSS)	2,261,292	(314,173)	621,459	1,160,253	3,155,913	1,711,951

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) On:
Investment security transactions	(5,544,916)	(1,063,878)	(2,127,083)	(18,526,097)	(3,475,836)	(1,759,097)
Futures contract transactions	(676,015)	—	(113,986)	—	647,994	(40,410)
Foreign currency transactions	—	—	—	(152,881)	(781,542)	50,437
Net Realized Gain (Loss)	(6,220,931)	(1,063,878)	(2,241,069)	(18,678,978)	(3,609,384)	(1,749,070)
Change In Net Unrealized Appreciation (Depreciation) On:
Investment securities (4)	(2,638,505)	(11,180,886)	(2,203,827)	577,168	(30,085,380)	233,737
Foreign currencies	—	—	—	34,647	40,843	14,433
Change in Net Unrealized Appreciation (Depreciation)	(2,638,505)	(11,180,886)	(2,203,827)	611,815	(30,044,537)	248,170
NET GAIN (LOSS)	(8,859,436)	(12,244,764)	(4,444,896)	(18,067,163)	(33,653,921)	(1,500,900)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($6,598,144)	($12,558,937)	($3,823,437)	($16,906,910)	($30,498,008)	$211,051

Foreign taxes withheld on dividends and interest	$9,057	$—	$12,515	$236,211	$731,539	$316,377

(1)	PF Mid-Cap Value Fund commenced operations on July 29, 2015.
(2)	See Note 6 in Notes to Financial Statements.
(3)	See Note 7B in Notes to Financial Statements.
(4)	Change in net unrealized appreciation (depreciation) on investment securities for the PF Emerging Markets Fund was net of decrease in deferred foreign capital gains tax of $168,729.

See Notes to Financial Statements

C-7

PACIFIC FUNDS

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR OR PERIOD ENDED MARCH 31, 2016

	PF International Value Fund	PF Real Estate Fund	PF Absolute Return Fund (1)	PF Currency Strategies Fund	PF Equity Long/Short Fund (1)	PF Global Absolute Return Fund
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$3,791,469	$2,056,988	$9,528	$21,925	$—	$57,688
Interest, net of foreign taxes withheld	—	—	1,535,767	87,594	89,726	8,070,766
Total Investment Income	3,791,469	2,056,988	1,545,295	109,519	89,726	8,128,454

EXPENSES
Advisory fees	946,427	548,324	611,830	916,384	1,715,395	1,092,599
Administration fees	218,406	91,387	114,718	211,473	223,747	204,862
Support services expenses	21,584	8,996	13,562	19,710	23,786	19,068
Custodian fees and expenses	74,305	1,690	23,139	13,929	11,886	137,206
Shareholder report expenses	11,562	4,953	6,802	10,859	13,090	10,575
Transfer agency out-of-pocket expenses	12,962	5,468	7,479	11,809	13,517	11,804
Legal, audit and tax service fees	24,747	10,889	13,642	21,568	26,305	23,080
Trustees’ fees and expenses	6,412	2,708	3,653	5,882	6,620	5,889
Offering expenses	—	—	33,367	—	35,947	—
Interest expense	—	—	—	—	—	45,295
Other	29,490	7,033	20,194	3,555	50,731	46,249
Total Expenses	1,345,895	681,448	848,386	1,215,169	2,121,024	1,596,627
Advisory Fee Waiver (2)	—	—	—	—	(223,747)	—
Adviser Expense Reimbursement (3)	(181,062)	(41,737)	—	—	—	(117,298)
Net Expenses	1,164,833	639,711	848,386	1,215,169	1,897,277	1,479,329
NET INVESTMENT INCOME (LOSS)	2,626,636	1,417,277	696,909	(1,105,650)	(1,807,551)	6,649,125

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) On:
Investment security transactions	(9,278,124)	2,180,037	(5,219,729)	(18,853)	113	(644,656)
Closed short positions	—	—	—	—	—	(21,176)
Futures contract transactions	56,872	—	(731,289)	—	(7,789,513)	(4,124,620)
Swap transactions	—	—	(640,659)	—	24,711,341	3,022,879
Written option transactions	—	—	1,014,372	—	—	3,798,127
Foreign currency transactions	(215,167)	—	251,372	3,874,135	(942,374)	(4,400,160)
Forward bond contract transactions	—	—	—	—	—	(3,607)
Net Realized Gain (Loss)	(9,436,419)	2,180,037	(5,325,933)	3,855,282	15,979,567	(2,373,213)

Change In Net Unrealized Appreciation (Depreciation) On:
Investment securities	(11,609,503)	(343,299)	403,078	2,815,177	—	(1,424,643)
Unfunded loan commitments	—	—	—	—	—	5,635
Short positions	—	—	—	—	—	(38,641)
Futures contracts	10,614	—	(177,013)	—	1,322,408	819,930
Swaps	—	—	(336,302)	—	12,988,671	(3,954,907)
Written options	—	—	—	—	—	5,832,788
Foreign currencies	518,732	—	(1,400,804)	(6,054,739)	1,106,024	(7,321,779)
Forward bond contracts	—	—	—	—	—	52,646
Change in Net Unrealized Appreciation (Depreciation)	(11,080,157)	(343,299)	(1,511,041)	(3,239,562)	15,417,103	(6,028,971)
NET GAIN (LOSS)	(20,516,576)	1,836,738	(6,836,974)	615,720	31,396,670	(8,402,184)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($17,889,940)	$3,254,015	($6,140,065)	($489,930)	$29,589,119	($1,753,059)

Foreign taxes withheld on dividends and interest	$434,605	$—	$1,231	$2,309	$—	$5,401

(1)	PF Absolute Return and PF Equity Long/Short Funds commenced operations on April 27, 2015.
(2)	See Note 6 in Notes to Financial Statements.
(3)	See Note 7B in Notes to Financial Statements.

See Notes to Financial Statements

C-8

PACIFIC FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2016	Year Ended March 31, 2015
	PF Floating Rate Loan Fund		PF Inflation Managed Fund		PF Managed Bond Fund
OPERATIONS
Net investment income (loss)	$3,838,414	$4,486,703	$1,760,338	$1,069,992	$12,156,640	$8,656,737
Net realized gain (loss)	(1,568,845)	(1,323,615)	(3,680,024)	(863,026)	6,996,383	24,586,442
Change in net unrealized appreciation (depreciation)	(4,255,892)	(850,541)	331,051	4,655,716	(14,782,041)	5,768,017
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,986,323)	2,312,547	(1,588,635)	4,862,682	4,370,982	39,011,196
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income - Class P	(4,102,066)	(4,425,588)	—	(3,604,677)	(10,290,929)	(10,397,287)
Net realized gains - Class P	—	(17,189)	—	—	(14,324,419)	(11,648,530)
Net Decrease from Dividends and Distributions to Shareholders	(4,102,066)	(4,442,777)	—	(3,604,677)	(24,615,348)	(22,045,817)
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class P	2,328,122	12,400,990	4,646,365	15,641,976	14,775,062	94,581,849
Dividends and distribution reinvestments - Class P	4,102,066	4,442,777	—	3,604,677	24,615,348	22,045,817
Cost of shares repurchased - Class P	(47,699,671)	(10,705,218)	(77,021,620)	(80,115,002)	(241,650,488)	(69,464,458)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(41,269,483)	6,138,549	(72,375,255)	(60,868,349)	(202,260,078)	47,163,208
NET INCREASE (DECREASE) IN NET ASSETS	(47,357,872)	4,008,319	(73,963,890)	(59,610,344)	(222,504,444)	64,128,587
NET ASSETS
Beginning of Year	127,124,250	123,115,931	126,154,174	185,764,518	643,881,539	579,752,952
End of Year	$79,766,378	$127,124,250	$52,190,284	$126,154,174	$421,377,095	$643,881,539
Undistributed/Accumulated Net Investment Income (Loss)	$871,715	$1,135,367	$145,729	($1,757,012)	$6,325,233	$2,039,566

	PF Short Duration Bond Fund		PF Emerging Markets Debt Fund		PF Comstock Fund
OPERATIONS
Net investment income (loss)	$1,257,465	$2,601,158	$8,053,702	$7,965,251	$4,071,430	$3,552,802
Net realized gain (loss)	(239,317)	(144,386)	(11,272,339)	(6,640,664)	17,201,693	40,790,115
Change in net unrealized appreciation (depreciation)	(582,849)	(451,214)	7,718,086	(10,068,715)	(39,078,900)	(24,050,355)
Net Increase (Decrease) in Net Assets Resulting from Operations	435,299	2,005,558	4,499,449	(8,744,128)	(17,805,777)	20,292,562
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income - Class P	(1,592,671)	(3,085,384)	(112,217)	(5,962,219)	(5,679,637)	(5,782,909)
Net realized gains - Class P	—	—	—	—	(25,998,618)	(20,835,136)
Net Decrease from Dividends and Distributions to Shareholders	(1,592,671)	(3,085,384)	(112,217)	(5,962,219)	(31,678,255)	(26,618,045)
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class P	2,163,697	32,351,679	9,943,024	55,948,293	17,178,131	8,417,197
Dividends and distribution reinvestments - Class P	1,592,671	3,085,384	112,217	5,962,219	31,678,255	26,618,045
Cost of shares repurchased - Class P	(140,033,868)	(50,211,811)	(68,291,870)	(15,709,434)	(54,306,069)	(67,602,421)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(136,277,500)	(14,774,748)	(58,236,629)	46,201,078	(5,449,683)	(32,567,179)
NET INCREASE (DECREASE) IN NET ASSETS	(137,434,872)	(15,854,574)	(53,849,397)	31,494,731	(54,933,715)	(38,892,662)
NET ASSETS
Beginning of Year	213,334,122	229,188,696	162,010,680	130,515,949	269,705,146	308,597,808
End of Year	$75,899,250	$213,334,122	$108,161,283	$162,010,680	$214,771,431	$269,705,146
Undistributed/Accumulated Net Investment Income (Loss)	$298,368	$321,587	($2,357,046)	($2,847,523)	$1,986,733	$3,878,599

See Notes to Financial Statements

C-9

PACIFIC FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2016	Year Ended March 31, 2015
	PF Growth Fund		PF Large-Cap Growth Fund		PF Large-Cap Value Fund
OPERATIONS
Net investment income (loss)	$142,844	$376,463	($262,408)	($294,494)	$4,590,991	$4,916,528
Net realized gain (loss)	4,804,267	2,014,771	9,571,072	19,639,072	19,732,624	30,890,520
Change in net unrealized appreciation (depreciation)	(1,773,022)	14,020,253	(11,767,523)	6,699,795	(28,077,857)	(3,677,051)
Net Increase (Decrease) in Net Assets Resulting from Operations	3,174,089	16,411,487	(2,458,859)	26,044,373	(3,754,242)	32,129,997
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income - Class P	(616,981)	(934,282)	—	—	(4,585,247)	(7,915,128)
Net realized gains - Class P	(5,369,917)	(1,038,567)	(19,104,058)	(18,093,817)	(23,915,342)	(28,296,928)
Net Decrease from Dividends and Distributions to Shareholders	(5,986,898)	(1,972,849)	(19,104,058)	(18,093,817)	(28,500,589)	(36,212,056)
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class P	12,728,671	37,943,943	17,679,799	15,780,162	24,816,651	6,185,532
Dividends and distribution reinvestments - Class P	5,986,898	1,972,849	19,104,058	18,093,817	28,500,589	36,212,056
Cost of shares repurchased - Class P	(41,098,260)	(7,747,052)	(63,420,009)	(15,300,089)	(65,494,832)	(74,284,892)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(22,382,691)	32,169,740	(26,636,152)	18,573,890	(12,177,592)	(31,887,304)
NET INCREASE (DECREASE) IN NET ASSETS	(25,195,500)	46,608,378	(48,199,069)	26,524,446	(44,432,423)	(35,969,363)
NET ASSETS
Beginning of Year	147,893,025	101,284,647	199,137,782	172,613,336	344,403,047	380,372,410
End of Year	$122,697,525	$147,893,025	$150,938,713	$199,137,782	$299,970,624	$344,403,047
Undistributed/Accumulated Net Investment Income (Loss)	$25,065	$813	($6,808)	($132,121)	$1,102,697	$1,220,834

	PF Main Street Core Fund		PF Mid-Cap Equity Fund		PF Mid-Cap Growth Fund
OPERATIONS
Net investment income (loss)	$2,884,671	$2,767,554	$2,470,031	$783,450	$216,736	$67,258
Net realized gain (loss)	21,947,862	30,062,767	1,480,965	15,534,514	2,172,665	3,264,379
Change in net unrealized appreciation (depreciation)	(17,196,188)	(4,711,178)	(11,504,888)	(824,794)	(9,467,213)	5,773,848
Net Increase (Decrease) in Net Assets Resulting from Operations	7,636,345	28,119,143	(7,553,892)	15,493,170	(7,077,812)	9,105,485
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income - Class P	(2,885,953)	(2,609,422)	(1,965,042)	(552,479)	(104,146)	(78,530)
Net realized gains - Class P	(35,252,835)	(33,766,232)	(14,265,599)	(23,955,351)	(5,613,608)	(3,795,355)
Net Decrease from Dividends and Distributions to Shareholders	(38,138,788)	(36,375,654)	(16,230,641)	(24,507,830)	(5,717,754)	(3,873,885)
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class P	22,398,161	16,338,975	2,030,218	42,773,692	1,758,665	3,181,727
Dividends and distribution reinvestments - Class P	38,138,788	36,375,654	16,230,641	24,507,830	5,717,754	3,873,885
Cost of shares repurchased - Class P	(89,172,638)	(31,220,364)	(43,022,595)	(11,482,907)	(21,903,458)	(17,101,717)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(28,635,689)	21,494,265	(24,761,736)	55,798,615	(14,427,039)	(10,046,105)
NET INCREASE (DECREASE) IN NET ASSETS	(59,138,132)	13,237,754	(48,546,269)	46,783,955	(27,222,605)	(4,814,505)
NET ASSETS
Beginning of Year	270,812,756	257,575,002	218,140,853	171,356,898	85,989,216	90,803,721
End of Year	$211,674,624	$270,812,756	$169,594,584	$218,140,853	$58,766,611	$85,989,216
Undistributed/Accumulated Net Investment Income (Loss)	$428,645	$682,846	$684,289	$193,773	$277,598	$81,890

See Notes to Financial Statements

C-10

PACIFIC FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year/Period Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2016	Year/Period Ended March 31, 2015
	PF Mid-Cap Value Fund (1)		PF Small-Cap Growth Fund		PF Small-Cap Value Fund
OPERATIONS
Net investment income (loss)	$2,261,292		($314,173)	($253,016)	$621,459	$784,571
Net realized gain (loss)	(6,220,931)		(1,063,878)	6,392,830	(2,241,069)	37,370,520
Change in net unrealized appreciation (depreciation)	(2,638,505)		(11,180,886)	2,170,370	(2,203,827)	(22,821,057)
Net Increase (Decrease) in Net Assets Resulting from Operations	(6,598,144)		(12,558,937)	8,310,184	(3,823,437)	15,334,034
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income - Class P	(1,349,467)		—	—	(295,333)	(1,964,806)
Net realized gains - Class P	—		(6,615,823)	(9,980,804)	(1,116,470)	(42,372,312)
Net Decrease from Dividends and Distributions to Shareholders	(1,349,467)		(6,615,823)	(9,980,804)	(1,411,803)	(44,337,118)
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class P	273,457,147		13,539,783	23,567,029	72,068,525	5,352,768
Dividends and distribution reinvestments - Class P	1,349,467		6,615,823	9,980,804	1,411,803	44,337,117
Cost of shares repurchased - Class P	(15,891,043)		(42,515,875)	(8,067,624)	(14,722,065)	(22,587,682)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	258,915,571		(22,360,269)	25,480,209	58,758,263	27,102,203
NET INCREASE (DECREASE) IN NET ASSETS	250,967,960		(41,535,029)	23,809,589	53,523,023	(1,900,881)
NET ASSETS
Beginning of Year or Period	—		83,730,922	59,921,333	145,801,376	147,702,257
End of Year or Period	$250,967,960		$42,195,893	$83,730,922	$199,324,399	$145,801,376
Undistributed/Accumulated Net Investment Income (Loss)	$906,035		($32,484)	($1,789)	$574,162	$254,878

	PF Emerging Markets Fund		PF International Large-Cap Fund		PF International Small-Cap Fund (2)
OPERATIONS
Net investment income (loss)	$1,160,253	$1,265,408	$3,155,913	$3,838,274	$1,711,951	$350,195
Net realized gain (loss)	(18,678,978)	(813,060)	(3,609,384)	3,588,949	(1,749,070)	1,408,309
Change in net unrealized appreciation (depreciation)	611,815	(6,907,306)	(30,044,537)	(7,448,352)	248,170	6,517,520
Net Increase (Decrease) in Net Assets Resulting from Operations	(16,906,910)	(6,454,958)	(30,498,008)	(21,129)	211,051	8,276,024
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income - Class P	(1,160,519)	(2,127,430)	(2,882,307)	(4,006,574)	(3,640,853)	—
Net realized gains - Class P	—	(4,072,435)	—	—	(1,499,499)	—
Net Decrease from Dividends and Distributions to Shareholders	(1,160,519)	(6,199,865)	(2,882,307)	(4,006,574)	(5,140,352)	—
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class P	52,300,891	16,226,138	146,247,322	66,621,995	9,639,231	120,878,084
Dividends and distribution reinvestments - Class P	1,160,519	6,199,865	2,882,307	4,006,574	5,140,352	—
Cost of shares repurchased - Class P	(55,586,125)	(24,862,187)	(46,784,559)	(86,224,547)	(18,785,208)	(1,660,945)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(2,124,715)	(2,436,184)	102,345,070	(15,595,978)	(4,005,625)	119,217,139
NET INCREASE (DECREASE) IN NET ASSETS	(20,192,144)	(15,091,007)	68,964,755	(19,623,681)	(8,934,926)	127,493,163
NET ASSETS
Beginning of Year or Period	138,241,613	153,332,620	220,898,467	240,522,148	127,493,163	—
End of Year or Period	$118,049,469	$138,241,613	$289,863,222	$220,898,467	$118,558,237	$127,493,163
Undistributed/Accumulated Net Investment Income (Loss)	($1,493,899)	($1,286,535)	$677,925	$1,129,417	($328,770)	$1,460,836

(1)	PF Mid-Cap Value Fund commenced operations on July 29, 2015.
(2)	PF International Small-Cap Fund commenced operations on January 14, 2015.

See Notes to Financial Statements

C-11

PACIFIC FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended March 31, 2016	Year Ended March 31, 2015	Year/Period Ended March 31, 2016	Year Ended March 31, 2015	Year/Period Ended March 31, 2016	Year Ended March 31, 2015
	PF International Value Fund		PF Real Estate Fund		PF Absolute Return Fund (1)
OPERATIONS
Net investment income (loss)	$2,626,636	$3,615,405	$1,417,277	$895,564	$696,909
Net realized gain (loss)	(9,436,419)	3,415,655	2,180,037	10,839,909	(5,325,933)
Change in net unrealized appreciation (depreciation)	(11,080,157)	(15,745,887)	(343,299)	(144,708)	(1,511,041)
Net Increase (Decrease) in Net Assets Resulting from Operations	(17,889,940)	(8,714,827)	3,254,015	11,590,765	(6,140,065)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income - Class P	(2,279,281)	(6,815,945)	(1,010,714)	(989,152)	(1,121,479)
Net realized gains - Class P	—	—	(4,842,696)	(1,049,057)	—
Net Decrease from Dividends and Distributions to Shareholders	(2,279,281)	(6,815,945)	(5,853,410)	(2,038,209)	(1,121,479)
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class P	40,520,023	29,202,505	23,253,133	3,243,808	108,820,795
Dividends and distribution reinvestments - Class P	2,279,281	6,815,945	5,853,410	2,038,209	1,121,479
Cost of shares repurchased - Class P	(24,523,113)	(54,375,493)	(5,276,790)	(39,175,965)	(33,783,216)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	18,276,191	(18,357,043)	23,829,753	(33,893,948)	76,159,058
NET INCREASE (DECREASE) IN NET ASSETS	(1,893,030)	(33,887,815)	21,230,358	(24,341,392)	68,897,514
NET ASSETS
Beginning of Year or Period	142,653,056	176,540,871	49,486,174	73,827,566	—
End of Year or Period	$140,760,026	$142,653,056	$70,716,532	$49,486,174	$68,897,514
Undistributed/Accumulated Net Investment Income (Loss)	$896,960	$451,382	$406,313	($250)	($778,973)

	PF Currency Strategies Fund		PF Equity Long/Short Fund (1)		PF Global Absolute Return Fund
OPERATIONS
Net investment income (loss)	($1,105,650)	($1,321,106)	($1,807,551)		$6,649,125	$9,001,761
Net realized gain (loss)	3,855,282	11,943,545	15,979,567		(2,373,213)	8,443,594
Change in net unrealized appreciation (depreciation)	(3,239,562)	1,522,465	15,417,103		(6,028,971)	(1,196,552)
Net Increase (Decrease) in Net Assets Resulting from Operations	(489,930)	12,144,904	29,589,119		(1,753,059)	16,248,803
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income - Class P	(2,682,631)	(4,113,282)	(23,876,574)		(11,762,214)	(9,239,168)
Net realized gains - Class P	—	—	—		—	—
Net Decrease from Dividends and Distributions to Shareholders	(2,682,631)	(4,113,282)	(23,876,574)		(11,762,214)	(9,239,168)
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class P	6,782,211	65,220,121	166,889,425		27,895,423	9,675,333
Dividends and distribution reinvestments - Class P	2,682,631	4,113,282	23,876,574		11,762,214	9,239,168
Cost of shares repurchased - Class P	(66,613,675)	(20,815,948)	(28,891,808)		(72,024,048)	(46,628,422)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(57,148,833)	48,517,455	161,874,191		(32,366,411)	(27,713,921)
NET INCREASE (DECREASE) IN NET ASSETS	(60,321,394)	56,549,077	167,586,736		(45,881,684)	(20,704,286)
NET ASSETS
Beginning of Year or Period	187,572,192	131,023,115	—		177,655,509	198,359,795
End of Year or Period	$127,250,798	$187,572,192	$167,586,736		$131,773,825	$177,655,509
Undistributed/Accumulated Net Investment Income (Loss)	$4,697,211	$1,708,297	($1,879,211)		$3,606,927	$6,815,142

(1)	PF Absolute Return and PF Equity Long/Short Funds commenced operations on April 27, 2015.

See Notes to Financial Statements

C-12

PACIFIC FUNDS

STATEMENT OF CASH FLOWS (1)

FOR THE YEAR ENDED MARCH 31, 2016

PF Inflation Managed Fund
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets from operations	($1,588,635)
Adjustments to reconcile net increase (decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchases of long-term securities	(78,488,002)
Proceeds from disposition of long-term securities	160,551,290
Proceeds from securities sold short	5,088,923
Purchases to cover securities sold short	(5,087,882)
Proceeds of short-term securities, net	902,389
(Increase) decrease in dividends and interest receivable	182,805
(Increase) decrease in receivable for securities sold	(444,126)
(Increase) decrease in receivable due from adviser	11,079
(Increase) decrease in prepaid expenses and other assets	(2,552)
(Increase) decrease in variation margin	257,871
(Increase) decrease in swap premiums	(134,915)
Increase (decrease) in payable for securities purchased	1,549,732
Increase (decrease) in payable for swap agreements	(28,616)
Increase (decrease) in payable due to brokers	(342,000)
Increase (decrease) in accrued advisory fees	(24,022)
Increase (decrease) in accrued administration fees	(9,482)
Increase (decrease) in accrued support services expenses	(2,614)
Increase (decrease) in accrued custodian fees and expenses	(1,992)
Increase (decrease) in accrued transfer agency out-of-pocket expenses	(1,306)
Increase (decrease) in accrued legal, audit and tax service fees	(5,091)
Increase (decrease) in accrued trustees’ fees and expenses and deferred compensation	(48)
Increase (decrease) in accrued other payables	5,021
Increase (decrease) in accrued interest expenses (2)	(579)
Change in net unrealized (appreciation) depreciation on investment securities	(1,221,448)
Change in net unrealized (appreciation) depreciation on swaps	75,564
Change in net unrealized (appreciation) depreciation on written options	(20,979)
Change in net unrealized (appreciation) depreciation on foreign currencies	997,015
Net realized (gain) loss on investment security transactions	2,162,206
Net realized (gain) loss on closed short positions	(1,074)
Net realized (gain) loss on written option transactions	(631,279)
Net amortization on investments	1,034,664
Net cash provided by (used in) operating activities	84,781,917

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold	4,695,985
Payment of shares redeemed	(77,014,728)
Increase (decrease) in payable for reverse repurchase agreement	(2,983,375)
Increase (decrease) in payable for sale-buyback financing transactions	(9,326,211)
Net cash provided by (used in) financing activities	(84,628,329)

NET INCREASE (DECREASE) IN CASH AND FOREIGN CURRENCY	153,588

CASH AND FOREIGN CURRENCY:
Beginning of Year	536,658
End of Year	$690,246

(1)	Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash amounts shown in the Statement of Cash Flows are the amount included within the Statements of Assets and Liabilities and include cash and foreign currency, if any, on hand at the custodian bank and do not include any short-term investments. The PF Inflation Managed Fund has not met the exemption criteria under the Financial Accounting Standards Board Accounting Standards Codification Topic 230, Statement of Cash Flows, and therefore includes a Statement of Cash Flows. All other funds have met the exemption criteria.
(2)	Interest paid by the PF Inflation Managed Fund was $80,900.

See Notes to Financial Statements

C-13

PACIFIC FUNDS

FINANCIAL HIGHLIGHTS

Selected per share, ratios and supplemental data for each year or period ended March 31, were as follows:

Fund	Selected Per Share Data									Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions
For the Year or Period Ended	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss) (1)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains		Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (2)	Expenses After Reductions (2), (3)	Net Investment Income (Loss) (2)	Total Returns (4)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
PF Floating Rate Loan Fund
4/1/2015 - 3/31/2016	$9.87	$0.41	($0.66)	($0.25)	($0.48)	$—		($0.48)	$9.14	1.02%	0.80%	4.21%	(2.40%)	$79,766	47%
4/1/2014 - 3/31/2015	10.05	0.36	(0.19)	0.17	(0.35)	(0.00	)(5)	(0.35)	9.87	1.03%	0.80%	3.55%	1.78%	127,124	69%
4/1/2013 - 3/31/2014	10.24	0.38	(0.04)	0.34	(0.38)	(0.15)		(0.53)	10.05	1.02%	0.80%	3.73%	3.39%	123,116	73%
4/1/2012 - 3/31/2013	10.10	0.46	0.18	0.64	(0.47)	(0.03)		(0.50)	10.24	1.03%	0.80%	4.45%	6.40%	110,204	94%
4/1/2011 - 3/31/2012	10.12	0.43	(0.06)	0.37	(0.39)	—		(0.39)	10.10	1.04%	0.80%	4.33%	3.80%	112,088	45%
PF Inflation Managed Fund
4/1/2015 - 3/31/2016	$8.80	$0.20	($0.27)	($0.07)	$—	$—		$—	$8.73	0.79%	0.64%	2.36%	(0.80%)	$52,190	89%
4/1/2014 - 3/31/2015	8.84	0.06	0.15	0.21	(0.25)	—		(0.25)	8.80	0.68%	0.58%	0.68%	2.38%	126,154	139%
4/1/2013 - 3/31/2014	9.73	0.07	(0.78)	(0.71)	(0.04)	(0.14)		(0.18)	8.84	0.64%	0.56%	0.83%	(7.40%)	185,765	36%
4/1/2012 - 3/31/2013	10.79	0.21	0.52	0.73	(0.51)	(1.28)		(1.79)	9.73	0.69%	0.58%	1.95%	6.79%	164,281	111%
4/1/2011 - 3/31/2012	10.53	0.31	0.85	1.16	(0.40)	(0.50)		(0.90)	10.79	0.67%	0.56%	2.83%	11.11%	287,956	372%
PF Managed Bond Fund
4/1/2015 - 3/31/2016	$11.06	$0.28	($0.16)	$0.12	($0.25)	($0.36)		($0.61)	$10.57	0.64%	0.55%	2.58%	1.31%	$421,377	370%
4/1/2014 - 3/31/2015	10.76	0.15	0.52	0.67	(0.17)	(0.20)		(0.37)	11.06	0.63%	0.55%	1.37%	6.32%	643,882	578%
4/1/2013 - 3/31/2014	11.11	0.13	(0.27)	(0.14)	(0.15)	(0.06)		(0.21)	10.76	0.63%	0.55%	1.16%	(1.22%)	579,753	530%
4/1/2012 - 3/31/2013	10.86	0.20	0.55	0.75	(0.35)	(0.15)		(0.50)	11.11	0.66%	0.56%	1.75%	6.85%	565,285	495%
4/1/2011 - 3/31/2012	10.75	0.25	0.15	0.40	(0.29)	—		(0.29)	10.86	0.67%	0.55%	2.33%	4.02%	486,215	519%
PF Short Duration Bond Fund
4/1/2015 - 3/31/2016	$10.01	$0.12	($0.09)	$0.03	($0.20)	$—		($0.20)	$9.84	0.65%	0.55%	1.18%	0.35%	$75,899	98%
4/1/2014 - 3/31/2015	10.05	0.11	(0.02)	0.09	(0.13)	—		(0.13)	10.01	0.64%	0.55%	1.11%	0.88%	213,334	60%
4/1/2013 - 3/31/2014	10.12	0.10	(0.04)	0.06	(0.13)	—		(0.13)	10.05	0.64%	0.55%	1.02%	0.64%	229,189	43%
4/1/2012 - 3/31/2013	10.07	0.11	0.08	0.19	(0.14)	(0.00	)(5)	(0.14)	10.12	0.65%	0.55%	1.08%	1.86%	223,601	63%
4/1/2011 - 3/31/2012	10.04	0.11	0.05	0.16	(0.12)	(0.01)		(0.13)	10.07	0.68%	0.55%	1.14%	1.62%	155,368	150%
PF Emerging Markets Debt Fund
4/1/2015 - 3/31/2016	$8.89	$0.61	($0.35)	$0.26	($0.01)	$—		($0.01)	$9.14	1.07%	0.94%	6.91%	2.93%	$108,161	80%
4/1/2014 - 3/31/2015	9.69	0.50	(0.95)	(0.45)	(0.35)	—		(0.35)	8.89	1.08%	0.94%	5.20%	(4.73%)	162,011	105%
4/1/2013 - 3/31/2014	10.53	0.47	(0.90)	(0.43)	(0.32)	(0.09)		(0.41)	9.69	1.06%	0.94%	4.71%	(3.92%)	130,516	116%
6/29/2012 - 3/31/2013	10.00	0.37	0.46	0.83	(0.27)	(0.03)		(0.30)	10.53	1.17%	0.94%	4.67%	8.24%	85,846	61%
PF Comstock Fund
4/1/2015 - 3/31/2016	$17.07	$0.27	($1.46)	($1.19)	($0.36)	($1.86)		($2.22)	$13.66	0.96%	0.89%	1.73%	(7.54%)	$214,771	16%
4/1/2014 - 3/31/2015	17.61	0.22	1.07	1.29	(0.37)	(1.46)		(1.83)	17.07	0.96%	0.89%	1.25%	7.22%	269,705	21%
4/1/2013 - 3/31/2014	14.40	0.25	3.11	3.36	(0.15)	—		(0.15)	17.61	0.97%	0.89%	1.53%	23.36%	308,598	14%
4/1/2012 - 3/31/2013	12.47	0.19	1.91	2.10	(0.17)	—		(0.17)	14.40	0.97%	0.89%	1.51%	16.96%	261,671	35%
4/1/2011 - 3/31/2012	12.13	0.17	0.32	0.49	(0.15)	—		(0.15)	12.47	0.99%	0.89%	1.47%	4.22%	207,330	24%
PF Growth Fund
4/1/2015 - 3/31/2016	$19.30	$0.02	$0.43	$0.45	($0.09)	($0.84)		($0.93)	$18.82	0.76%	0.70%	0.11%	2.17%	$122,698	35%
4/1/2014 - 3/31/2015	17.33	0.05	2.19	2.24	(0.13)	(0.14)		(0.27)	19.30	0.76%	0.70%	0.30%	12.96%	147,893	39%
4/1/2013 - 3/31/2014	13.93	0.03	3.47	3.50	(0.10)	—		(0.10)	17.33	0.79%	0.70%	0.20%	25.15%	101,285	76%
4/1/2012 - 3/31/2013	13.12	0.08	0.90	0.98	(0.17)	—		(0.17)	13.93	0.86%	0.70%	0.63%	7.53%	48,611	72%
4/1/2011 - 3/31/2012	12.42	0.06	0.71	0.77	(0.07)	—		(0.07)	13.12	0.85%	0.70%	0.54%	6.26%	108,340	84%
PF Large-Cap Growth Fund
4/1/2015 - 3/31/2016	$10.71	($0.02)	($0.17)	($0.19)	$—	($1.28)		($1.28)	$9.24	0.96%	0.86%	(0.15%)	(2.67%)	$150,939	83%
4/1/2014 - 3/31/2015	10.28	(0.02)	1.51	1.49	—	(1.06)		(1.06)	10.71	0.96%	0.86%	(0.16%)	14.84%	199,138	100%
4/1/2013 - 3/31/2014	10.40	(0.01)	2.41	2.40	(0.02)	(2.50)		(2.52)	10.28	0.97%	0.84%	(0.06%)	23.58%	172,613	163%
4/1/2012 - 3/31/2013	10.30	0.03	0.70	0.73	—	(0.63)		(0.63)	10.40	0.99%	0.81%	0.31%	7.66%	142,398	131%
4/1/2011 - 3/31/2012	9.23	(0.02)	1.25	1.23	—	(0.16)		(0.16)	10.30	1.00%	0.88%	(0.26%)	13.65%	129,222	76%
PF Large-Cap Value Fund
4/1/2015 - 3/31/2016	$16.46	$0.23	($0.43)	($0.20)	($0.22)	($1.26)		($1.48)	$14.78	0.86%	0.80%	1.45%	(1.29%)	$299,971	10%
4/1/2014 - 3/31/2015	16.71	0.23	1.36	1.59	(0.38)	(1.46)		(1.84)	16.46	0.86%	0.80%	1.37%	9.40%	344,403	13%
4/1/2013 - 3/31/2014	13.96	0.36	2.62	2.98	(0.23)	—		(0.23)	16.71	0.86%	0.80%	2.33%	21.41%	380,372	13%
4/1/2012 - 3/31/2013	12.31	0.23	1.66	1.89	(0.24)	—		(0.24)	13.96	0.87%	0.80%	1.80%	15.54%	324,085	26%
4/1/2011 - 3/31/2012	11.59	0.22	0.71	0.93	(0.21)	—		(0.21)	12.31	0.89%	0.80%	1.96%	8.21%	262,917	20%

See Notes to Financial Statements	See explanation of references, if any, on C-16

C-14

PACIFIC FUNDS

FINANCIAL HIGHLIGHTS (Continued)

Selected per share, ratios and supplemental data for each year or period ended March 31, were as follows:

Fund	Selected Per Share Data								Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions
For the Year or Period Ended	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss) (1)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (2)	Expenses After Reductions (2), (3)	Net Investment Income (Loss) (2)	Total Returns (4)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
PF Main Street Core Fund
4/1/2015 - 3/31/2016	$14.26	$0.17	$0.26	$0.43	($0.16)	($2.37)	($2.53)	$12.16	0.66%	0.60%	1.27%	2.87%	$211,675	50%
4/1/2014 - 3/31/2015	14.85	0.16	1.51	1.67	(0.14)	(2.12)	(2.26)	14.26	0.66%	0.60%	1.06%	11.36%	270,813	46%
4/1/2013 - 3/31/2014	12.20	0.13	2.65	2.78	(0.13)	—	(0.13)	14.85	0.67%	0.60%	0.99%	22.84%	257,575	66%
4/1/2012 - 3/31/2013	11.26	0.14	0.96	1.10	(0.16)	—	(0.16)	12.20	0.68%	0.60%	1.21%	9.93%	212,428	60%
4/1/2011 - 3/31/2012	10.13	0.10	1.11	1.21	(0.08)	—	(0.08)	11.26	0.70%	0.60%	1.00%	12.12%	193,538	48%
PF Mid-Cap Equity Fund
4/1/2015 - 3/31/2016	$12.15	$0.15	($0.59)	($0.44)	($0.12)	($0.96)	($1.08)	$10.63	0.86%	0.80%	1.34%	(3.79%)	$169,595	184%
4/1/2014 - 3/31/2015	12.84	0.05	0.80	0.85	(0.03)	(1.51)	(1.54)	12.15	0.86%	0.80%	0.40%	7.44%	218,141	172%
4/1/2013 - 3/31/2014	11.00	0.04	2.84	2.88	(0.06)	(0.98)	(1.04)	12.84	0.87%	0.80%	0.36%	26.82%	171,357	114%
4/1/2012 - 3/31/2013	10.29	0.06	0.72	0.78	(0.07)	—	(0.07)	11.00	0.90%	0.80%	0.65%	7.63%	138,416	191%
4/1/2011 - 3/31/2012	10.46	0.05	(0.18)	(0.13)	(0.04)	—	(0.04)	10.29	0.89%	0.80%	0.51%	(1.17%)	165,168	102%
PF Mid-Cap Growth Fund
4/1/2015 - 3/31/2016	$8.71	$0.03	($0.89)	($0.86)	($0.01)	($0.73)	($0.74)	$7.11	0.91%	0.80%	0.32%	(10.01%)	$58,767	43%
4/1/2014 - 3/31/2015	8.17	0.01	0.92	0.93	(0.01)	(0.38)	(0.39)	8.71	0.91%	0.80%	0.08%	11.57%	85,989	35%
4/1/2013 - 3/31/2014	8.58	(0.01)	1.93	1.92	(0.01)	(2.32)	(2.33)	8.17	0.93%	0.83%	(0.09%)	23.39%	90,804	135%
4/1/2012 - 3/31/2013	8.87	0.05	(0.03)	0.02	(0.02)	(0.29)	(0.31)	8.58	1.00%	0.85%	0.60%	0.61%	61,557	48%
4/1/2011 - 3/31/2012	10.28	(0.02)	(0.28)	(0.30)	(0.05)	(1.06)	(1.11)	8.87	0.98%	0.85%	(0.21%)	(1.08%)	73,586	27%
PF Mid-Cap Value Fund (6)
7/29/2015 - 3/31/2016	$10.00	$0.09	($0.32)	($0.23)	($0.05)	$—	($0.05)	$9.72	0.93%	0.93%	1.34%	(2.30%)	$250,968	32%
PF Small-Cap Growth Fund
4/1/2015 - 3/31/2016	$14.80	($0.07)	($3.18)	($3.25)	$—	($1.75)	($1.75)	$9.80	0.82%	0.75%	(0.51%)	(23.59%)	$42,196	229%
4/1/2014 - 3/31/2015	15.54	(0.05)	1.20	1.15	—	(1.89)	(1.89)	14.80	0.82%	0.75%	(0.35%)	8.36%	83,731	264%
4/1/2013 - 3/31/2014	13.29	(0.04)	2.67	2.63	(0.02)	(0.36)	(0.38)	15.54	0.83%	0.75%	(0.28%)	19.90%	59,921	84%
4/1/2012 - 3/31/2013	11.86	0.03	1.40	1.43	—	—	—	13.29	0.90%	0.75%	0.21%	12.06%	50,898	92%
4/1/2011 - 3/31/2012	11.90	(0.03)	(0.01)	(0.04)	—	—	—	11.86	0.93%	0.75%	(0.31%)	(0.34%)	36,370	67%
PF Small-Cap Value Fund
4/1/2015 - 3/31/2016	$10.45	$0.03	($0.27)	($0.24)	($0.01)	($0.06)	($0.07)	$10.14	0.96%	0.90%	0.33%	(2.29%)	$199,324	55%
4/1/2014 - 3/31/2015	13.55	0.07	1.17	1.24	(0.14)	(4.20)	(4.34)	10.45	0.96%	0.90%	0.55%	11.55%	145,801	140%
4/1/2013 - 3/31/2014	12.15	0.20	1.98	2.18	(0.16)	(0.62)	(0.78)	13.55	0.97%	0.90%	1.52%	18.13%	147,702	41%
4/1/2012 - 3/31/2013	10.58	0.22	1.52	1.74	(0.17)	—	(0.17)	12.15	1.00%	0.90%	2.08%	16.72%	125,647	38%
4/1/2011 - 3/31/2012	10.60	0.16	(0.05)	0.11	(0.13)	—	(0.13)	10.58	1.02%	0.90%	1.59%	1.19%	86,152	21%
PF Emerging Markets Fund
4/1/2015 - 3/31/2016	$13.58	$0.10	($1.47)	($1.37)	($0.12)	$—	($0.12)	$12.09	1.23%	0.95%	0.84%	(10.09%)	$118,049	65%
4/1/2014 - 3/31/2015	14.75	0.12	(0.71)	(0.59)	(0.19)	(0.39)	(0.58)	13.58	1.23%	0.95%	0.81%	(4.15%)	138,242	40%
4/1/2013 - 3/31/2014	14.22	0.09	0.83	0.92	(0.10)	(0.29)	(0.39)	14.75	1.27%	0.95%	0.59%	6.43%	153,333	31%
4/1/2012 - 3/31/2013	13.55	0.08	0.68	0.76	(0.09)	—	(0.09)	14.22	1.36%	0.95%	0.62%	5.60%	110,810	40%
4/1/2011 - 3/31/2012	14.68	0.14	(0.95)	(0.81)	(0.07)	(0.25)	(0.32)	13.55	1.49%	0.95%	1.09%	(5.15%)	85,483	30%
PF International Large-Cap Fund
4/1/2015 - 3/31/2016	$18.50	$0.20	($1.85)	($1.65)	($0.16)	$—	($0.16)	$16.69	1.10%	1.00%	1.17%	(8.93%)	$289,863	24%
4/1/2014 - 3/31/2015	18.46	0.29	0.01	0.30	(0.26)	—	(0.26)	18.50	1.10%	1.00%	1.56%	1.70%	220,898	41%
4/1/2013 - 3/31/2014	16.48	0.22	1.97	2.19	(0.21)	—	(0.21)	18.46	1.10%	1.00%	1.23%	13.28%	240,522	14%
4/1/2012 - 3/31/2013	15.12	0.23	1.40	1.63	(0.27)	—	(0.27)	16.48	1.13%	1.00%	1.55%	10.88%	198,963	28%
4/1/2011 - 3/31/2012	15.37	0.22	(0.30)	(0.08)	(0.17)	—	(0.17)	15.12	1.17%	1.00%	1.52%	(0.32%)	203,944	24%
PF International Small-Cap Fund
4/1/2015 - 3/31/2016	$10.69	$0.15	($0.12)	$0.03	($0.32)	($0.13)	($0.45)	$10.27	1.11%	1.08%	1.37%	0.22%	$118,558	51%
1/14/2015 - 3/31/2015	10.00	0.03	0.66	0.69	—	—	—	10.69	1.24%	1.08%	1.34%	6.90%	127,493	8%
PF International Value Fund
4/1/2015 - 3/31/2016	$9.51	$0.16	($1.19)	($1.03)	($0.13)	$—	($0.13)	$8.35	0.92%	0.80%	1.80%	(10.87%)	$140,760	73%
4/1/2014 - 3/31/2015	10.33	0.22	(0.65)	(0.43)	(0.39)	—	(0.39)	9.51	0.91%	0.80%	2.19%	(4.07%)	142,653	87%
4/1/2013 - 3/31/2014	9.10	0.39	1.08	1.47	(0.24)	—	(0.24)	10.33	0.91%	0.80%	3.89%	16.15%	176,541	54%
4/1/2012 - 3/31/2013	8.62	0.20	0.51	0.71	(0.23)	—	(0.23)	9.10	0.94%	0.80%	2.30%	8.26%	146,550	66%
4/1/2011 - 3/31/2012	9.51	0.26	(0.89)	(0.63)	(0.26)	—	(0.26)	8.62	1.02%	0.80%	3.06%	(6.20%)	111,119	63%

See Notes to Financial Statements	See explanation of references, if any, on C-16

C-15

PACIFIC FUNDS

FINANCIAL HIGHLIGHTS (Continued)

Selected per share, ratios and supplemental data for each year or period ended March 31, were as follows:

Fund	Selected Per Share Data								Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions
For the Year or Period Ended	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss) (1)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (2)	Expenses After Reductions (2), (3)	Net Investment Income (Loss) (2)	Total Returns (4)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
PF Real Estate Fund
4/1/2015 - 3/31/2016	$16.87	$0.36	$0.15	$0.51	($0.23)	($1.16)	($1.39)	$15.99	1.12%	1.05%	2.33%	3.61%	$70,717	26%
4/1/2014 - 3/31/2015	14.19	0.22	3.11	3.33	(0.31)	(0.34)	(0.65)	16.87	1.11%	1.05%	1.41%	23.69%	49,486	34%
4/1/2013 - 3/31/2014	13.67	0.21	0.54	0.75	(0.23)	—	(0.23)	14.19	1.12%	1.05%	1.52%	5.61%	73,828	18%
4/1/2012 - 3/31/2013	12.59	0.17	1.08	1.25	(0.17)	—	(0.17)	13.67	1.16%	1.05%	1.35%	9.98%	60,138	23%
4/1/2011 - 3/31/2012	11.46	0.13	1.08	1.21	(0.08)	—	(0.08)	12.59	1.18%	1.05%	1.13%	10.62%	52,679	24%
PF Absolute Return Fund (7)
4/27/2015 - 3/31/2016	$10.00	$0.08	($0.80)	($0.72)	($0.15)	$—	($0.15)	$9.13	1.11%	1.11%	0.91%	(7.59%)	$68,898	219%
PF Currency Strategies Fund
4/1/2015 - 3/31/2016	$9.92	($0.08)	$0.11	$0.03	($0.20)	$—	($0.20)	$9.75	0.86%	0.86%	(0.78%)	0.35%	127,251	82%
4/1/2014 - 3/31/2015	9.41	(0.07)	0.79	0.72	(0.21)	—	(0.21)	9.92	0.86%	0.86%	(0.76%)	7.69%	187,572	141%
4/1/2013 - 3/31/2014	10.32	(0.07)	(0.52)	(0.59)	(0.32)	—	(0.32)	9.41	0.89%	0.85%	(0.68%)	(5.98%)	131,023	49%
12/7/2012 - 3/31/2013	10.00	(0.02)	0.34	0.32	—	—	—	10.32	0.94%	0.85%	(0.69%)	3.20%	118,643	49%
PF Equity Long/Short Fund (7)
4/27/2015 - 3/31/2016	$10.00	($0.12)	$2.09	$1.97	($1.66)	$—	($1.66)	$10.31	1.42%	1.27%	(1.21%)	20.01%	$167,587	0%
PF Global Absolute Return Fund
4/1/2015 - 3/31/2016	$10.03	$0.47	($0.61)	($0.14)	($0.85)	$—	($0.85)	$9.04	1.17%	1.08%	4.87%	(1.46%)	$131,774	127%
4/1/2014 - 3/31/2015	9.69	0.48	0.39	0.87	(0.53)	—	(0.53)	10.03	1.21%	1.10%	4.82%	9.13%	177,656	132%
4/1/2013 - 3/31/2014	10.19	0.36	(0.65)	(0.29)	(0.20)	(0.01)	(0.21)	9.69	1.36%	1.18%	3.64%	(2.80%)	198,360	115%
12/7/2012 - 3/31/2013	10.00	0.07	0.13	0.20	(0.01)	—	(0.01)	10.19	1.20%	1.06%	2.25%	1.96%	171,925	38%

(1)	Net investment income (loss) per share has been calculated using the average shares method.
(2)	The ratios are annualized for periods of less than one full year.
(3)	The ratios of expenses after expense reductions to average net assets are after advisory fee waivers and adviser expense reimbursements, if any, as discussed in Note 6 and Note 7B, respectively, in Notes to the Financial Statements.
(4)	The total returns include reinvestment of all dividends and capital gains distributions, if any. Total returns are not annualized for periods less than one full year.
(5)	Reflects an amount rounding to less than $0.01 per share.
(6)	PF Mid-Cap Value Fund commenced operations on July 29, 2015.
(7)	PF Absolute Return and PF Equity Long/Short Funds commenced operations on April 27, 2015.

See Notes to Financial Statements

C-16

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Pacific Funds Series Trust (which may be referred to as “Pacific Funds” or the “Trust”) is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end, management investment company and is organized as a Delaware statutory trust. Pacific Life Fund Advisors LLC (“PLFA” or “Investment Adviser”) serves as investment adviser to the Trust. As of March 31, 2016, the Trust was comprised of forty-two separate funds, twenty-four of which are presented in these financial statements (each individually a “Fund”, and collectively the “Funds”):

Fund*
PF Floating Rate Loan Fund	PF Large-Cap Value Fund	PF International Large-Cap Fund
PF Inflation Managed Fund	PF Main Street® Core Fund	PF International Small-Cap Fund
PF Managed Bond Fund	PF Mid-Cap Equity Fund	PF International Value Fund
PF Short Duration Bond Fund	PF Mid-Cap Growth Fund	PF Real Estate Fund
PF Emerging Markets Debt Fund	PF Mid-Cap Value Fund	PF Absolute Return Fund
PF Comstock Fund	PF Small-Cap Growth Fund	PF Currency Strategies Fund
PF Growth Fund	PF Small-Cap Value Fund	PF Equity Long/Short Fund
PF Large-Cap Growth Fund	PF Emerging Markets Fund	PF Global Absolute Return Fund

*	These Funds are collectively known as the “PF Underlying Funds”.

The PF Underlying Funds offer Class P shares only, which are sold at net asset value. Presently, only the following Funds, the Adviser, and certain of its affiliates can invest in Class P shares of the PF Underlying Funds, Pacific FundsSM Floating Rate Income, Pacific FundsSM Core Income, and Pacific FundsSM High Income.

Fund
Pacific FundsSM Portfolio Optimization Conservative**	Pacific FundsSM Portfolio Optimization Growth**
Pacific FundsSM Portfolio Optimization Moderate-Conservative**	Pacific FundsSM Portfolio Optimization Aggressive-Growth**
Pacific FundsSM Portfolio Optimization Moderate**	Pacific FundsSM Diversified Alternatives

**	These Funds are collectively known as the “Portfolio Optimization Funds”.

There is a separate annual report containing the financial statements for the Portfolio Optimization Funds, Pacific Funds Diversified Alternatives, Pacific Funds Floating Rate Income, Pacific Funds Core Income, and Pacific Funds High Income, which is available without charge. For information on how to obtain the annual report for the Portfolio Optimization Funds, Pacific Funds Diversified Alternatives, Pacific Funds Floating Rate Income, Pacific Funds Core Income, and Pacific Funds High Income, see the Where to Go for More Information section of this report on page F-20.

On April 27, 2015, the PF Precious Metals Fund was liquidated pursuant to a plan of liquidation approved by the Trust’s Board of Trustees. Because the PF Precious Metals Fund was liquidated prior to March 31, 2016, no financial information is presented in this report.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (United States Generally Accepted Accounting Principles, or “U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund qualifies as an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to the Investment Companies Topic of U.S. GAAP.

Effective April 1, 2015, the Trust implemented Accounting Standards Update (“ASU”) No. 2014-11 issued by the Financial Accounting Standards Board (“FASB”). The ASU requires two new disclosures. The first disclosure requires an entity to disclose information on transfers accounted for as sales in transactions that are economically similar to repurchase agreements. The second disclosure provides increased transparency about the types of collateral pledged in repurchase agreements and repurchase-to-maturity transactions accounted for as secured borrowings (see required disclosure in Note 10).

A. INVESTMENT TRANSACTIONS AND INCOME

Investment transactions are recorded on a trade date basis. Securities purchased or sold on a when-issued or delayed-delivery basis as well as certain loan transactions and mortgage securities (such as Government National Mortgage Association (“GNMA”) securities) may be settled a month or more after the trade date. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities, which are recorded as soon as a Fund is informed of the ex-dividend date or upon receipt of the dividend. A Fund’s estimated components of distributions received from real estate investment trusts may be considered income, return of capital distributions or capital gains distributions. Return of capital distributions are recorded as a reduction of cost of the related investments. Interest income, adjusted for amortization of premium and accretion of discount, is recorded daily on an accrual basis. Investment income is recorded net of foreign taxes withheld, if any. A Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. A Fund will accrue such taxes and reclaims as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

which that Fund invests. Facility fees and other fees (such as origination fees) received from floating rate senior loan notes purchased (see Note 4) by a Fund are amortized over the expected term of each applicable senior loan. Commitment fees received by a Fund relating to unfunded senior loan commitments are amortized to income over the period of the commitment. Consent fees, which are compensation for agreeing to changes in the terms of debt instruments, are recorded as interest income when received. Realized gains and losses from investment transactions are recorded on the basis of identified cost. Gains and losses realized on principal paydowns from mortgage-backed and asset-backed securities are recorded as interest income. Litigation settlements on securities that were previously held are recorded as realized gains on investment securities.

B. DISTRIBUTIONS TO SHAREHOLDERS

Each Fund presented in these financial statements distributes all of its net investment income and realized capital gains, if any, to shareholders at least annually, although distributions could occur more often if advantageous to the applicable Fund and its shareholders. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

C. FOREIGN CURRENCY TRANSLATION

The Trust’s accounting records are maintained in U.S. dollars. The market value of investments and other assets and liabilities, which are denominated in non-U.S. currencies, are translated into U.S. dollars based on the applicable exchange rates at the end of each business day. Purchases and sales of investments and income and expenses, denominated in foreign currencies, are translated into U.S. dollars at the exchange rates in effect on the transaction date.

None of the Funds separately report the effect of changes in foreign exchange rates from changes in market prices of investments held. Such changes are included with the net realized gain or loss and change in net unrealized appreciation or depreciation on investments. Other foreign currency transactions resulting in realized and unrealized gain or loss, if any, are reported separately as net realized gain or loss on foreign currency transactions and change in net unrealized appreciation or depreciation on foreign currencies.

D. ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES

Certain Trust expenses directly attributable to a particular Fund are charged to that Fund (such as fund-specific transactional fees, proxies, liquidations, litigation, and organizational/start-up costs). Generally, other Trust expenses are allocated proportionately among all the Funds in relation to the net assets of each Fund.

E. OFFERING COSTS

A new Fund bears all costs (or the applicable pro-rata share if there is more than one new Fund) associated with the offering expenses of the Fund, including legal, printing, and support services (see Notes 6 and 7A). All such costs are amortized as an expense of the new Fund on a straight-line basis over twelve months from commencement of operations.

3. VALUATION AND FAIR VALUE MEASUREMENTS

A. VALUATION POLICY

The Trust’s Board of Trustees (the “Board”) has adopted a policy (“Valuation Policy”) for determining the value of the Trust’s investments each business day. Under the Valuation Policy, the Board has delegated certain functions to the Trustee Valuation Committee (“TVC”) and/or the Valuation Oversight Committee (“VOC”) or its delegate to determine the fair value of certain investments, which includes using third party pricing services. Each valuation committee that values the Funds’ investments does so in accordance with the Valuation Policy. Notes 3B and 3C below describe in greater detail the methodologies used to value each Fund’s investments.

B. NET ASSET VALUE

Each Fund presented in these financial statements is divided into shares. The price per share of a Fund’s shares is called the net asset value (“NAV”). The NAV forms the basis for all transactions involving buying, selling, exchanging or reinvesting shares. Each Fund’s NAV is calculated by taking the total value of a Fund’s assets, subtracting a Fund’s liabilities, and dividing by the total number of shares outstanding.

Each Fund’s NAV is calculated once per day, every day the New York Stock Exchange (“NYSE”) is open, including days when foreign markets and/or bond markets are closed. For purposes of calculating the NAV, the value of investments held by each Fund is generally determined as of the scheduled closing time of the NYSE, which is usually 4:00 p.m. Eastern Time. Information that becomes known to the Trust or its agents after the scheduled close of the NYSE on a particular day will not normally be used to retroactively adjust the price of an investment for that same business day. Such information may include late dividend notifications, legal or regulatory matters, corporate actions, and corrected/adjusted last sales prices or official closing prices from an exchange.

Each Fund’s NAV will not be calculated on days when the NYSE is closed. There may be a delay in calculating the NAV if: (i) the NYSE is closed on a day other than a regular holiday or weekend, (ii) trading on the NYSE is restricted, (iii) an emergency exists (as determined by the U.S. Securities and Exchange Commission (“SEC”)), making the sale of investments or determinations of NAV not practicable, or (iv) the SEC permits a delay for the protection of shareholders.

Certain Funds may hold investments that are primarily listed on foreign exchanges. Because those investments trade on weekends and other days when the Funds do not calculate their NAVs, the value of those investments may change on days when a shareholder will not be able to purchase or redeem shares of those Funds.

C. INVESTMENT VALUATION

The value of each security or other investment is the amount which a Fund might reasonably expect to receive for the investment upon its current sale in the ordinary course of business. For purposes of calculating the NAV, the value of investments held by each Fund is based primarily on pricing data obtained from various sources approved by the Board.

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Domestic Equity Investments

For domestic equity investments (including exchange-traded funds), the Trust generally uses the official closing price or last reported sale price from an exchange as of the scheduled closing time of the NYSE and does not normally take into account trading, clearances or settlements that take place after the scheduled close of the NYSE. Investments for which no official closing price or last reported sales price are reported are generally valued at the mean between the most recent bid and ask prices obtained from approved pricing services, established market makers, or from broker-dealers.

Foreign Equity Investments

For foreign equity investments, the Trust generally uses the official closing price or last reported sale price from the principal foreign exchanges, which may be earlier than the scheduled close of the NYSE. The Trust then may adjust for market events occurring between the close of certain foreign exchanges and the scheduled close of the NYSE. The Trust has retained an independent statistical analysis service approved by the Board to assist in determining the value of certain foreign equity investments. This service utilizes proprietary computer models based on historical performance of markets and other considerations to determine adjustments for market events. Quotations of foreign investments in foreign currencies and those valued using forward currency rates are converted into U.S. dollar equivalents using a foreign exchange quotation from an approved source.

Exchange Traded Futures, Options, and Swaps

Exchange traded futures, options, and swaps are generally valued using the settlement price determined by the relevant exchange. Exchange traded futures, options, and swaps for which no settlement price is reported, are generally valued at the mean between the most recent bid and ask prices obtained from approved pricing services, established market makers, or from broker-dealers.

Over-the-Counter (“OTC”) Investments

OTC investments (including swaps and options) are generally valued by approved pricing services that use evaluated prices from various observable market and other factors. Certain OTC swap agreements are generally valued using industry pricing models, broker quotes or other methodologies pursuant to the Valuation Policy. Forward foreign currency contracts are generally valued using the mean between broker-dealer bid and ask quotations, and foreign currency exchange rates gathered from leading market makers.

Domestic and Foreign Debt Investments

Debt investments are generally valued using the mean between bid and ask prices provided by approved pricing and quotation services, which are based upon evaluated prices determined from various observable market and other factors. Certain debt investments are valued by using a benchmark, matrix, or other pricing methodology approved pursuant to the Valuation Policy.

Investments in Other Investment Companies

Fund investments in other investment companies are valued at their respective NAVs.

Investment Values Determined by a Valuation Committee

The Trust’s Valuation Policy includes methodologies approved for valuing investments in circumstances where market quotations are not readily available. In such circumstances, the Valuation Policy provides that the value of such investments may be determined in accordance with Board approved formulas and methodologies (“Alternate Valuation Methodologies”). Under the Valuation Policy these Alternate Valuation Methodologies may include, among others, amortized cost, the use of broker quotes, the use of purchase prices, and benchmark and matrix pricing. In the event market quotations or Alternate Valuation Methodologies are not readily available or are determined to be unreliable, the value of the investments will be determined in good faith by the TVC, or determined by the VOC or its delegate pursuant to the Valuation Policy and then subsequently submitted for approval or ratification to either the TVC or the Board. Valuations determined by the TVC or the VOC or its delegate may require subjective inputs about the value of such investments. While these valuations are intended to estimate the value a Fund might reasonably expect to receive upon the current sale of the investments in the ordinary course of business, such values may differ from the value that a Fund would actually realize if the investments were sold or values that would be obtained if a different valuation methodology had been used.

Market quotations are considered not readily available if: (i) the market quotations received are deemed unreliable or inaccurate, (ii) approved pricing services do not provide a valuation for a particular investment, or (iii) material events occur after the close of the principal market for a particular investment but prior to the scheduled close of the NYSE.

D. FAIR VALUE MEASUREMENTS AND DISCLOSURES

The Trust characterizes its investments as Level 1, Level 2 or Level 3 based upon the various inputs or methodologies used to value the investments. Under the Valuation Policy, the VOC determines the level in which each investment is characterized. The VOC includes investment, legal, and compliance members of the Trust’s Investment Adviser, accounting members of the Trust’s Administrator (see Note 6), and the Trust’s Chief Compliance Officer (“CCO”). The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

• Level 1 -	Quoted prices (unadjusted) in active markets for identical investments

• Level 2 -	Significant observable market-based inputs, other than Level 1 quoted prices, or unobservable inputs that are corroborated by market data

• Level 3 -	Significant unobservable inputs that are not corroborated by observable market data

The VOC reviews the Valuation Policy periodically (at least annually) to determine the appropriateness of the pricing methodologies used to value each Fund’s investments. The VOC also periodically evaluates how the Trust’s investments are characterized within the three-tier hierarchy and the appropriateness of third party pricing sources. The VOC also periodically (at least annually) conducts back-testing of the value of various Level 2 and Level 3 investments to evaluate the effectiveness of the pricing methodologies including the unobservable inputs used to

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

value those investments. Such back-testing includes comparing Level 2 and Level 3 investment values to subsequently available exchange-traded prices, transaction prices, and/or observable vendor prices. All changes to the Valuation Policy are reported to the Board on a quarterly basis with material changes, as determined by the Trust’s CCO, requiring approval by the Board.

The inputs or methodologies used for characterizing each Fund’s investments within the three-tier hierarchy are not necessarily an indication of the relative risks associated with investing in those investments. Foreign equity investments that are valued with the assistance of a statistical research service approved by the Board and based on significant observable inputs (as described in Note 3C) are reflected as Level 2. Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. Transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the end of the reporting period. A summary of each Fund’s investments as of March 31, 2016, as categorized under the three-tier hierarchy of inputs, can be found in the Notes to Schedule of Investments section of each Fund’s Schedule of Investments.

The following is a description of valuation inputs and techniques that the Trust currently utilizes to fair value each major category of assets and liabilities:

Equity Securities (Common and Preferred Stock) and Mutual Funds

Equity securities (foreign or domestic) that are actively traded on a securities exchange are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied to these securities, they are categorized as Level 1. Equity securities traded on inactive markets and certain foreign equity securities are fair valued using significant other observable inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from pricing vendors that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable and timely, the fair values of these securities would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Investments in registered mutual funds, including affiliated registered mutual funds, are valued at their respective NAV and are categorized as Level 1.

U.S. Treasury Obligations

U.S. Treasuries are fair valued based on pricing models that evaluate the mean between the most recently published bid and ask price from market data sources. The models also take into consideration yield curves and data received from active market makers and inter-dealer brokers. Yield curves change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable and timely, the fair values of U.S. Treasury obligations would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Mortgage-Backed Securities and Asset-Backed Securities

Mortgage-backed securities, including government sponsored enterprises, are fair valued using pricing models based on inputs that include issuer type, coupon, and cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic and life caps, the next coupon reset date, and the convertibility of the bond. To the extent that these inputs are observable and timely, the fair values of mortgage-backed securities would be categorized as Level 2; otherwise the fair value would be categorized as Level 3.

Asset-backed securities and collateralized mortgage obligations are fair valued using pricing models based on a security’s average life volatility. The models also take into account tranche characteristics such as coupon average life, collateral types, ratings, the issuer and tranche type, underlying collateral and performance of the collateral, and discount margin for certain floating rate issues. To the extent that these inputs are observable and timely, the fair values of asset-backed securities and collateralized mortgage obligations would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Municipal Bonds

Municipal bonds are fair valued based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Foreign Government Bonds and Notes

Foreign government bonds and notes are fair valued based on discounted cash flow models that incorporate option adjusted spreads along with benchmark curves and credit spreads. In addition, international bond markets are monitored daily for information pertaining to the issuer and/or the specific issue. To the extent that these inputs are observable and timely, the fair values of foreign government bonds and notes would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Corporate Bonds and Notes and U.S. Government Agency Issues

Corporate bonds held by a Fund are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are reported at fair value using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, issuer credit information, and option-adjusted spread models where applicable. Fair values for high yield bonds are based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds, and sector-specific trends. To the extent that these inputs are observable and timely, the fair values of corporate bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

U.S. Government Agency Issues are reported at fair value using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer, issuer credit information, and option-adjusted spread models where applicable. To the extent that these inputs are observable and timely, the fair values of U.S. Government Agency Issues would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Futures Contracts

Futures contracts and options on futures contracts that are actively traded on commodity exchanges are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied to futures contracts, they are categorized as Level 1. To the extent that valuation adjustments are observable and timely, the fair values of futures contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Option Contracts

Exchange listed option contracts that are actively traded on securities exchanges are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied to exchange listed option contracts, they are categorized as Level 1. If valuation adjustments are applied and such adjustments are observable and timely, the fair values of exchange listed option contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3. OTC option contracts are fair valued based on either broker-dealer quotations or pricing models that incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable and timely, the fair values of OTC option contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Forward Foreign Currency Contracts

Forward foreign currency contracts are fair valued using various inputs and techniques, which include broker-dealer quotations and foreign currency exchange rates gathered from leading market makers. To the extent that these inputs are observable and timely, the fair values of forward foreign currency contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Forward Bond Contracts

Forward bond contracts are generally valued based on the current price of the underlying bond as provided by a third party pricing service and current interest rates. To the extent that these inputs are observable and timely, the fair values of forward bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Swap Agreements

Interest Rate Swaps – Interest rate swaps that are actively traded and cleared on a securities exchange or swap execution facility are fair valued based on quoted prices from the applicable exchange and are categorized as Level 2. Interest rate swaps traded over-the-counter are fair valued using pricing models that are based on real-time snap shots of relevant interest rate curves that are built using the most actively traded securities for a given maturity. The pricing models also incorporate cash and money market rates. In addition, market data pertaining to interest rate swaps are monitored regularly to ensure that interest rates are properly depicting the current market rate. To the extent that these inputs are observable and timely, the fair values of interest rate swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Credit Default Swaps – Credit default swaps that are actively traded and cleared on a securities exchange or swap execution facility are fair valued based on quoted prices from the applicable exchange and are categorized as Level 2. Credit default swaps traded over-the-counter are fair valued using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. To the extent that these inputs are observable and timely, the fair values of credit default swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Total Return Swaps – Total return swaps that are actively traded and cleared on a securities exchange or swap execution facility are fair valued based on quoted prices from the applicable exchange and are categorized as Level 2. Total Return swaps traded over-the-counter are fair valued using pricing models that take into account among other factors, index spread curves, nominal values, modified duration values and cash flows. To the extent that these inputs are observable and timely, the fair values of total return swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Total Return Basket Swaps – The value of total return basket swaps are derived from a combination of (i) the net value of the underlying positions, which are valued daily using the last sale or closing price on the principal exchange on which the securities are traded; (ii) financing costs; (iii) the value of dividends or accrued interest; (iv) cash balances within the swap; and (v) other factors, as applicable. To the extent that these inputs are observable and timely, the fair values of total return basket swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Volatility Swaps – Volatility swaps traded over-the-counter are fair valued using pricing models that are based on real-time snap shots of relevant discount interest rate curves, volatility inputs, and present value, which are observable from the market and built using the most actively traded securities for a given maturity. In addition, market data pertaining to volatility swaps are monitored regularly to ensure that volatility rates are properly depicting the current volatility rate. To the extent that these inputs are observable and timely, the fair values of volatility swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Senior Loan Notes

Floating rate senior loan notes (“Senior Loans”) are fair valued based on a quoted price received from a single broker-dealer or an average of quoted prices received from multiple broker-dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable.

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

To the extent that these inputs are observable, the fair values of Senior Loans would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Credit-Oriented Investments

For non-publicly traded instruments that represent debt to the Trust, the carrying amount approximates fair value due to the relatively short-term maturity of these financial instruments. The Trust may use market transactions for identical or similar instruments or a market yield approach, which utilizes expected future cash flows that are discounted using estimated current market rates. Discounted cash flow calculations may be adjusted to reflect current market conditions and/or the perceived credit risk of each Fund as applicable. Consideration may also include an evaluation of collateral. To the extent that these inputs are observable and timely, the fair values for credit-oriented investments are categorized as Level 2; otherwise the fair values would be categorized as Level 3.

4. INVESTMENTS AND RISKS

General Investment Risks

An investment in each Fund represents an indirect investment in the assets owned by that Fund. As with any mutual fund, the value of the assets owned by each Fund may move up or down, and as a result, an investment in a Fund at any point in time may be worth more or less than the original amount invested.

A Fund’s transactions in listed securities are settled/paid for upon delivery to or from their counterparties; therefore, the risk of counterparty default for listed securities is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligations.

Market and Regulatory Risks

Events in the financial markets and economy may cause volatility and uncertainty and affect Fund performance. Market events may affect a single issuer, industry, sector, or the market as a whole. In addition, because of interdependencies between markets, events in one market may adversely impact other markets or issuers in which a Fund invests in unforeseen ways. Traditionally liquid investments may experience periods of diminished liquidity. During a general downturn in the financial markets, multiple asset classes may decline in value and a Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests. Governmental and regulatory actions, including tax law changes, may also impair Fund management and have unexpected or adverse consequences on particular markets, strategies, or investments. Future market or regulatory events may impact a Fund in unforeseen ways, such as causing the Fund to alter its existing strategies or potentially, to liquidate and close.

Equity Investments

Stock markets are volatile. Equity investments tend to go up or down in value, sometimes rapidly and unpredictably, in response to many factors, including a company’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Due to the complexities of markets, events in one market or sector may adversely impact other markets or sectors.

Debt Investments

Debt investments are subject to many risks, including, but not limited to, interest rate risk, credit risk, market and regulatory risk, price volatility, and liquidity risk, which may affect their value. There is a risk that an issuer or guarantor of a debt investment might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). Defaults may potentially reduce a Fund’s income or ability to recover amounts due and may reduce the value of the debt investment, sometimes dramatically. High yield/high risk or “junk” securities may be more volatile than higher rated securities. High yield/high risk securities (including loans) are typically issued by companies that are highly leveraged, less creditworthy or financially distressed and are considered to be mostly speculative in nature (high risk), subject to greater liquidity risk, and subject to a greater risk of default than higher rated securities, especially during periods of economic uncertainty or during economic downturns. Debt investments, including bonds, fixed rate loans, and short-term instruments may be affected by changes in interest rates. Debt investments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt investments with shorter durations or floating or adjustable interest rates. The value of debt investments may fall when interest rates rise. Certain debt investments may be difficult to value, purchase, and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale.

Given the historically low interest rate environment in the U.S., risks associated with rising interest rates are heightened. The negative impact on debt investments from potential interest rate increases could be swift and significant, including falling market values, increased redemptions and reduced liquidity. Substantial redemptions from bond and other income funds may worsen that impact. Additionally, regulations applicable to and changing business practices of broker-dealers that make markets in debt investments may result in those broker-dealers restricting their market making activities for certain debt investments, which may reduce the liquidity and increase the volatility of such debt investments.

Certain asset-backed instruments, such as collateralized debt obligations, collateralized mortgage obligations and other mortgage-related securities, structured investment vehicles, and other debt investments may have exposure to subprime loans or subprime mortgages, which are loans to persons with lower credit ratings. These instruments may present credit risk that is not transparent and that is greater than indicated by their ratings. The value of these instruments may be more acutely affected by downturns in the credit markets or the real estate market than certain other investments, and it may be difficult to value these instruments because of a thin secondary market.

Foreign and Emerging Markets Investments

Exposure to foreign markets can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react

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differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. Investments in or exposure to investments in emerging market countries may be riskier than investments in or exposure to investments in U.S. and certain developed markets.

The countries listed in the Schedules of Investments for individual investment holdings (each a “Holding”) are each considered the country of risk to which a Holding, and therefore the Fund, is exposed. Each Holding’s country of risk is obtained from a third-party source that uses factors such as reporting currency, sales/revenue and location of management of the Holding’s issuer to determine country of risk. The country of risk may not be exclusive, however, as there may be other countries of risk to which a Holding is exposed that are not disclosed, although the country identified is expected to be the primary country of risk for that Holding. A Holding is generally subject to greater country risk based on where it conducts business or is economically tied to rather than where it is formed or incorporated. Foreign markets risks may include currency risk, market and regulatory risk, liquidity risk, emerging markets risk and geographic focus risk, among other risks.

As of March 31, 2016, the PF Emerging Markets Fund held 83,570 Argentine Peso ($5,702 USD equivalent) restricted foreign cash, which represents cash deposits in Argentina required for entities engaging in activities in Argentina. The Trust has been advised that such cash cannot be withdrawn without the written approval of the Banco Central de la Republica Argentina (“Central Bank of Argentina”) and that, as of March 31, 2016, the Central Bank of Argentina is not providing written approval to withdraw cash for entities not domiciled in Argentina.

Senior Loan Participations and Assignments

Certain Funds may invest in Senior Loans of domestic or foreign corporations, partnerships and other entities (“Borrowers”), the interest rates of which float or adjust periodically based upon a specified adjustment schedule, benchmark indicator, or prevailing interest rates. Senior Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates generally include prime rates of one or more major U.S. banks, London Interbank Offered Rates (“LIBOR”) or certificates of deposit rates. Senior Loans often require prepayments from excess cash flow or permit the Borrower to repay at its election. The degree to which Borrowers repay cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturities. Senior Loans are exempt from registration under the Securities Act of 1933, may contain certain restrictions on resale, and cannot be sold publicly. A Fund’s investments in Senior Loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties.

When a Fund purchases assignments, it acquires all the rights and obligations under the loan agreement of the assigning lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than those held by the assigning lender.

When a Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation. A participation interest in Senior Loans includes the right to receive payments of principal, interest, and any fees to which it is entitled from the lender and only upon receipt by the lender of payments from the Borrower, but not from the Borrower directly. When investing in a participation interest, if a Borrower is unable to meet its obligations under a loan agreement, a Fund generally has no right to enforce compliance with the terms of the loan agreement. As a result, the Fund assumes the credit risk of the Borrower, the selling participant, and any other persons that are interpositioned between the Fund and the Borrower. If the lead lender in a typical lending syndicate becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in receiving payment or may suffer a loss of principal and/or interest. As of March 31, 2016, no participation interest in Senior Loans was held by any of the Funds presented in these financial statements.

Inflation-Indexed Bonds

Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are debt securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will result in an adjustment to interest income.

Mortgage-Related and Other Asset-Backed Securities

Certain Funds may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), collateralized loan obligations (“CLOs”), mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. Mortgage-related and other asset-backed securities are debt securities issued by a corporation, trust or custodian, or by a U.S. Government agency or instrumentality, that are collateralized by a pool of mortgages, mortgage pass-through securities, U.S. Government securities or other assets. The value of some mortgage-related and asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgage and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or issuers will meet their obligations.

SMBS represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (“IOs”), which receive all of the interest, and principal-only securities (“POs”), which receive the entire principal. The cash flows and yields on IOs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans. If the underlying mortgages experience higher than anticipated prepayments, an investor in IOs of SMBS may fail to recoup fully its initial investment, even if the IOs are highly rated or are derived from securities guaranteed by the U.S. Government. Unlike other debt and other mortgage-backed securities, the market value of IOs tends to move

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in the same direction as interest rates. As prepayments on the underlying mortgages of POs increase, the yields on POs increase. Payments received from IOs are recorded as interest income. Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security on the coupon date until maturity. These adjustments are included in interest income. Payments received from POs are treated as reductions to the cost and par value of the securities. Any excess principal paydown gains or losses associated with the payments received are recorded as interest income.

U.S. Government Securities

Certain Funds may invest in securities issued by U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of, and in certain cases, guaranteed by the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury Bills, Treasury Notes, Treasury Bonds, and securities guaranteed by GNMA (or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. Securities not backed by the full faith and credit of the U.S. Government may be subject to a greater risk of default. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA and FHLMC are government-sponsored corporations, the common stocks of which are owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions, and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

When-Issued Securities

Certain Funds may purchase and sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment by a Fund is made regarding these transactions to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a capital gain or loss. Risk may arise upon entering these contracts from the potential inability of a counterparty to meet the terms of their contracts, or if the issuer does not issue the securities due to political, economic, or other factors.

Delayed-Delivery Transactions

Certain Funds may purchase or sell securities on a delayed-delivery basis. Payment and delivery may take place after the customary settlement period for that security. The price or yield of the underlying securities is fixed at the time the transaction is negotiated. When delayed-delivery purchases are outstanding, a Fund will set aside, and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains and losses with respect to the security.

Repurchase Agreements

Certain Funds may enter into repurchase agreements with institutions that the Adviser or sub-adviser has determined are creditworthy. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying security (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell the security at an agreed upon price and time. Repurchase agreements permit a Fund to maintain liquidity and potentially earn income over periods of time that may be as short as overnight. The collateral for all repurchase agreements are held in safekeeping for the benefit of the Funds at the Trust’s custodian, or broker-dealer, or a designated sub-custodian under a tri-party repurchase agreement. All repurchase agreements entered into by a Fund are collateralized with cash or securities of a type that a Fund is permitted to hold. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements, including accrued interest, except in the case of a repurchase agreement entered into for the purposes of selling a security short, where the value of the collateral delivered to a Fund must equal or exceed 95% of the value of the repurchase price during the term of the repurchase agreement. The terms of a repurchase agreement entered into for the purposes of selling a security short may provide that the cash purchase price paid by a Fund is more than the value of the collateral received that it is obligated to return to the counterparty under the repurchase agreement. Since in such a transaction, a Fund normally will have used the collateral received to settle the short sale, a Fund will segregate liquid assets equal to the marked to market value of the collateral received that it is obligated to return to the counterparty under the repurchase agreement.

In the event of default on the obligation to repurchase a security held by a Fund as collateral, the Fund has the right to liquidate the security and apply the proceeds to the counterparty’s obligations to a Fund under the repurchase agreement. Upon an event of default under the repurchase agreement, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed, limited or wholly denied.

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Borrowings and Other Financing Transactions

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the 1940 Act, which may be viewed as borrowing or financing transactions by a Fund. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions see Note 5.

Reverse Repurchase Agreements – Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security that it holds to a financial institution with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are recorded as a liability. Interest payments made are recorded as a component of interest expense. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A reverse repurchase agreement involves the risk that the market value of the security sold by a Fund may decline below the repurchase price of the security. A Fund will segregate assets determined to be liquid by the manager or otherwise cover its obligations under reverse repurchase agreements.

Sale-Buybacks Financing Transactions – Certain Funds may enter into transactions referred to as sale-buybacks. A sale-buyback transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. Such transactions are recorded as secured borrowings. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are recorded as a liability. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the price drop. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to a Fund. A Fund will segregate assets determined to be liquid or otherwise cover its obligations under sale-buyback transactions.

Short Sales – Certain Funds may enter into short sales. A short sale is a transaction in which a Fund sells securities it does not own. A Fund’s use of short sales involves the risk that the price of the security in the open market may be higher when purchased to close out the Fund’s short position, resulting in a loss to the Fund. Such a loss is theoretically unlimited because there is no limit on the potential increase in the price of a security or guarantee as to the price at which the manager would be able to purchase the security in the open market.

When a Fund sells securities short, it must borrow those securities to make delivery to the buyer. The Fund incurs an expense for such borrowing. The Fund may be required to pledge a portion of its assets to the broker as collateral for the borrowed securities. The Fund may not be able to purchase a security that it needs to deliver to close out a short position at an acceptable price. This may result in losses and/or require the Fund to sell long positions before the manager had intended. A Fund may not be able to successfully implement its short sale strategy, which may limit its ability to achieve its investment goal, due to limited availability of desired or eligible securities, the cost of borrowing securities, regulatory changes limiting or barring short sales, or for other reasons. Securities sold in short sale transactions and the interest and dividends payable on such securities, if any, are recorded as a liability.

The use of proceeds received from selling short to purchase additional securities (long positions) results in leverage, which may increase a Fund’s exposure to long positions. Leverage could magnify gains and losses and, therefore, increase a Fund’s volatility.

Segregation and Collateral

If a Fund engages in certain transactions, such as derivative investments, repurchase agreements, or repurchase-to-maturity transactions accounted for as secured borrowings, it may require collateral in the form of cash or investments to be held in segregated accounts at the Trust’s custodian, with an exchange or clearing member firm, or segregated on the Fund’s books and records maintained by the custodian and/or the manager of the Fund. In each instance that segregation of collateral is required, it is done so in accordance with the 1940 Act and/or any interpretive guidance issued by the SEC. In the event of the counterparty default on the transaction, a Fund has the right to liquidate the collateral and apply the proceeds to the counterparty’s obligations to that Fund. Upon an event of default, if the seller defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed, limited or wholly denied. There is also a possibility that a Fund could experience a delay in selling investments that are segregated as collateral.

5. DERIVATIVE INVESTMENTS AND RISKS, AND ENFORCEABLE MASTER NETTING ARRANGEMENTS

A. PRINCIPAL MARKET RISKS MANAGED BY INVESTING IN DERIVATIVES

Derivative instruments are investments whose values are tied to the value of an underlying security or asset, a group of assets, interest rates, exchange rates, currency or an index. Certain Funds are permitted to invest in derivative instruments, including, but not limited to, futures contracts, option contracts, forward foreign currency contracts, and swap agreements. Derivatives may have little or no initial cash investment value relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This is sometimes referred to as leverage. Leverage can magnify a Fund’s gains and losses and therefore increase its volatility. A Fund’s investments in derivatives may increase, decrease or change the level or types of exposure to certain risk factors. The primary risks a Fund may attempt to manage through investing in derivative instruments include, but are not limited to, interest rate, foreign investments and currency, price volatility, and credit (including counterparty) risks.

Interest Rate Risk – A Fund may be exposed to interest rate risk through investments in debt securities. Interest rate risk is the risk that debt securities will decline in value as a result of changes in interest rates. For example, the value of bonds, fixed rate loans and short-term money

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market instruments may decline in value when interest rates rise. In a low interest rate environment, the risks associated with rising interest rates are heightened. Debt securities with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt securities with shorter durations or money market instruments. Therefore, duration is a potentially useful tool to measure the sensitivity of a debt security’s yield (market price to interest rate movement). To manage these risks, certain Funds may invest in derivative instruments tied to interest rates.

Foreign Investments and Currency Risk – A Fund may be exposed to foreign investments and/or currency risk through direct investment in securities or through options, futures or currency transactions. The prices of foreign securities that are denominated in foreign currencies are affected by the value of the U.S. dollar. With respect to securities denominated in foreign currencies, in general, as the value of the U.S. dollar rises, the U.S. dollar price of a foreign security will fall. As the value of the U.S. dollar falls, the U.S. dollar value of the foreign security will rise. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate and timely company information, differences in the way securities markets operate, relatively lower market liquidity, less stringent financial reporting and accounting guidance and controls, less secure foreign banks or securities depositories than those in the U.S., foreign taxation issues and foreign controls on investments. As a result, a Fund’s investments in foreign currency-denominated securities and other foreign investments may reduce the returns of the Fund. To manage these risks, certain Funds may invest in derivative instruments tied to foreign investments and/or currencies.

Price Volatility Risk – Derivatives tied to equity and debt securities are exposed to potential price volatility. Debt securities are affected by many factors, including prevailing interest rates, market conditions and market liquidity. Volatility of below investment grade debt securities (including loans) may be relatively greater than for investment grade debt securities. Equity securities tend to go up or down in value, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors, including a company’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. Due to the complexities of markets, events in one market or sector may adversely impact other markets or sectors. To manage these risks, certain Funds may invest in various derivative instruments. Derivative instruments may be used to manage a Fund’s exposure to price volatility risk but may also be subject to greater price volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

Credit and Counterparty Risk – Credit risk is the risk that a debt security’s issuer (or borrower or counterparty) will be unable or unwilling to meet its financial obligations (e.g., may not be able to make principal and/or interest payments when they are due or otherwise default on other financial terms) and/or may go bankrupt. This is also sometimes described as counterparty risk. A Fund may lose money if the issuer or guarantor of debt security, or counterparty of a derivative contract, repurchase or reverse repurchase agreement, or a loan of Fund securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. A Fund may attempt to minimize concentrations of credit risk by undertaking transactions with a large number of borrowers or counterparties on recognized and reputable exchanges. A Fund’s investments in debt investments may range in quality from those rated in the lowest category in which it is permitted to invest to those rated in the highest category by a rating agency, or if unrated, determined by the manager to be of comparable quality.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions will default. Financial assets of counterparties, which potentially expose a Fund to counterparty risk, consist mainly of cash due from counterparties and investments. Certain managers may attempt to minimize credit risks to the Funds by performing extensive reviews of each counterparty, entering into transactions with counterparties that the manager believes to be creditworthy at the time of the transaction and requiring the posting of collateral in applicable transactions. To manage these risks, certain Funds may invest in derivative instruments tied to a security issuers’ financial strength.

B. DERIVATIVE INVESTMENTS

In addition to managing the market risks described above, certain Funds, if permitted by their investment objectives, may also invest in derivatives for purposes of hedging, duration management, to gain exposure to specific investment opportunities, as a substitute for securities, to enhance returns, or to otherwise help achieve a Fund’s investment goal. Each derivative instrument and the reasons a Fund invested in derivatives during the reporting period are discussed in further detail below.

Futures Contracts – A futures contract is a commitment to buy or sell a specific amount of a financial instrument or commodity at a negotiated price on a specified future date. Futures contracts are subject to the possibility of illiquid markets, and the possibility of an imperfect correlation between the value of the instruments and the underlying securities. Initial margin deposits are made upon entering into futures contracts and can be funded with either cash or securities. During the period a futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking-to-market on a daily basis to reflect the market value of the contract at the end of each day’s trading. Variation margin receivables or payables represent the difference between the change in unrealized appreciation and depreciation on the open contracts and the cash deposits made on the margin accounts. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s cost of the contract. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

During the reporting period, the following Funds entered into futures contracts for the reasons described: the PF Inflation Managed Fund used futures to manage interest rate risk and yield curve exposures, to manage duration, to capture relative value opportunities, as a substitute for cash bond exposure, and for purposes of liquidity. The PF Managed Bond Fund used futures contracts to manage interest rate risk and yield curve exposures, to manage foreign currency exposure, as a substitute for cash bond exposure, for purposes of liquidity, to manage duration,

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and to contribute to performance. The PF Short Duration Bond Fund entered into interest rate futures to manage duration and yield curve exposure. The PF Mid-Cap Value, PF Small-Cap Value, PF International Large-Cap, PF International Small-Cap, and PF International Value Funds utilized futures to gain market exposure with the cash generated during PLFA’s allocation of assets related to the Portfolio Optimization Funds. The PF International Value Fund also used futures to gain exposure to the equity markets. The PF Absolute Return Fund entered into futures to hedge interest rate duration risk and as part of the Fund’s investment strategy. The PF Equity Long/Short Fund used futures to gain exposure to equity indices. The PF Global Absolute Return Fund entered into futures contracts to manage duration and interest rate risk, to maintain full exposure to the equity markets, to manage exposure to various securities markets and movements in interest rates, to provide daily liquidity for the Fund’s inflows and outflows, and as a part of the Fund’s investment strategy.

Option Contracts – An option contract is a commitment that gives the purchaser of the contract the right, but not the obligation, to buy or sell an underlying asset at a specific price on or before a specified future date. On the other hand, the writer of an option contract is obligated, upon the exercise of the option, to buy or sell an underlying asset at a specific price on or before a specified future date. A swaption is an option contract granting the owner the right to enter into an underlying swap. Inflation-capped options are options on U.S. inflation rates at a stated strike price. The seller of an inflation-capped option receives an upfront premium and in return the buyer receives the right to receive a payment at the expiration of the option if the cumulative annualized inflation rate over the life of the option is above (for caps) or below (for floors) the stated strike price. The purpose of inflation-capped options is to protect the buyer from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products below a certain rate on a given notional exposure. Writing put options or purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Writing call options or purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes or purchases a call, put, or inflation-capped option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an investment, respectively, and subsequently adjusted to the current market value, based on the quoted daily settlement price of the option written or purchased. Certain options may be written or purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received or paid from writing or purchasing options, which expire unexercised, are treated by a Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or realized is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or loss on investment transactions. A Fund, as a writer of an option, may have no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the underlying written option. In addition, an illiquid market may make it difficult for a Fund to close out an option contract.

The maximum risk of loss associated with writing put options is limited to the exercised fair value of the option contract. The maximum risk of loss associated with writing call options is potentially unlimited. Listed option contracts present minimal counterparty credit risk since they are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange-traded options, guarantees the options against default. A Fund’s maximum risk of loss from counterparty credit risk related to OTC option contracts is limited to the premium paid.

During the reporting period, the following Funds entered into option contracts for the reasons described: the PF Inflation Managed and PF Managed Bond Funds wrote and purchased options and swaptions on futures, currencies, volatility and swaps as a means of capitalizing on anticipated changes in market volatility, to manage duration and yield curve exposure, and to generate income. The PF Inflation Managed Fund also wrote inflation caps and floors to hedge duration. The PF Mid-Cap Growth Fund purchased and wrote options to gain exposure to certain companies, to generate income, as a liquidity enhancement for entering and existing equity positions, and to hedge market risk on equity investments. The PF Absolute Return Fund purchased and wrote options for hedging purposes and to enhance returns. The PF Currency Strategies Fund purchased options to hedge risk on currency investments. The PF Global Absolute Return Fund purchased and wrote options to protect gains and to enhance returns.

Forward Foreign Currency Contracts – A forward foreign currency contract (“Forward Contract”) is a commitment to buy or sell a specific amount of a foreign currency at a negotiated price on a specified future date. Forward Contracts can help a Fund manage the risk of changes in currency exchange rates. These contracts are marked-to-market daily at the applicable forward currency translation rates. A Fund records realized gains or losses at the time the Forward Contract is closed. A Forward Contract is extinguished through a closing transaction or upon delivery of the currency or entering an offsetting contract. A Fund’s maximum risk of loss from counterparty credit risk related to Forward Contracts is the fair value of the contract. The risk may be mitigated to some extent if a master netting arrangement between a Fund and the counterparty is in place and to the extent a Fund obtains collateral to cover the Fund’s exposure to the counterparty.

During the reporting period, the following Funds entered into forward foreign currency contracts for the reasons described: the PF Inflation Managed and PF Managed Bond Funds entered into forward contracts in connection with settling planned purchases or sales of investments, to hedge and manage the currency exposure associated with some or all of the Funds’ investments, to manage interest rate risk and yield curve exposures, and as part of these Funds’ investment strategy. The PF Short Duration Bond Fund entered into forward contracts to manage base currency exposure. The PF Emerging Markets Debt Fund entered into forward contracts to gain exposure to various markets, for purposes of hedging, and as part of the Fund’s investment strategy. The PF Comstock Fund entered into forward contracts for risk management purposes to mitigate currency risk and isolate securities selection as the primary driver of performance. The PF International Value Fund entered into forward contracts for risk management purposes to manage currency deviations relative to the benchmark. The PF Absolute Return Fund entered into forward contracts for hedging purposes and to take positions as a part of the Fund’s investment strategy. The PF Currency Strategies and PF Equity Long/Short Funds purchased and sold non-deliverable forward contracts to gain or increase exposure to various currencies (both long and short positions) for hedging purposes to protect the Fund’s returns against adverse currency movements, and as a part of the Fund’s investment strategy. The PF Global Absolute Return Fund entered into forward contracts to hedge against currency exposure associated with some or all of the Fund’s investments, to shift foreign currency exposure back to U.S. dollars, to shift investment exposure from one currency to another, to increase returns, and as a substitute for securities.

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NOTES TO FINANCIAL STATEMENTS (Continued)

Forward Bond Contracts – Forward bond contracts represent a short-term forward contract to purchase a bond denominated in a non-deliverable foreign currency at a fixed price on a future date. For forward bond contracts, unrealized gains and losses, based on changes in the value of the contract, are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The risk may be mitigated to some extent if a master netting arrangement between a Fund and the counterparty is in place and to the extent a Fund obtains collateral to cover the Fund’s exposure to the counterparty. None of the Funds presented in these financial statements held forward bond contracts as of March 31, 2016.

During the reporting period, the PF Global Absolute Return Fund entered into forward bond contracts for hedging purposes to protect the Fund’s returns against adverse currency movements, to shift exposure from one currency to another, to enhance returns, and as a substitute for securities.

Swap Agreements – Swap agreements are bilaterally negotiated agreements between the Funds and their counterparties to exchange swap investment cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swap agreements are privately negotiated in the OTC market or may be executed in a multilateral or other execution facility platform, such as a registered commodities exchange (“centrally cleared swaps”). In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swaps are marked-to-market daily based upon values received from third party vendors or quotations from market makers. Market values greater than zero are recorded as an asset and market values less than zero are recorded as a liability. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is recorded as unrealized appreciation or depreciation. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin receivable or payable. OTC swap payments received or made at the beginning of the measurement period are recorded as an asset or liability and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gain or loss when the swap is closed. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss. Net periodic payments received by a Fund are recorded as realized gain.

Interest Rate Swaps – Interest rate swap agreements involve the exchange by a Fund with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different money markets.

A Fund investing in interest rate swaps is subject to the risk that there is no liquid market for these agreements, that the counterparties may default on their obligations to perform or disagree as to the meaning of the contractual terms in the agreements, or that there may be unfavorable changes in interest rates. A Fund’s maximum risk of loss from counterparty credit risk related to interest rate swaps is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk may be mitigated to some extent if a master netting arrangement between a Fund and the counterparty is in place and to the extent a Fund obtains collateral to cover the Fund’s exposure to the counterparty.

During the reporting period, the following Funds entered into interest rate swap agreements for the reasons described: the PF Inflation Managed and PF Managed Bond Funds entered into interest rate swaps to manage nominal or real interest rate risk in various global markets, to manage duration and yield curve exposure, as a substitute for cash bond exposure, and as part of each Funds’ investment strategy. The PF Emerging Markets Debt and PF Absolute Return Funds entered into interest rate swaps to gain exposure to various markets, for purposes of hedging, and as part of the Fund’s investment strategy. The PF Global Absolute Return Fund entered into interest rate swaps to gain or hedge interest rate risk, to gain or mitigate exposure to various markets, and to increase returns.

Cross-currency swaps are interest rate swaps in which interest cash flows are exchanged between two parties based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps also involve the exchange of the notional amounts at the start of the contract at the current spot rate with an agreement to re-exchange such amounts at a later date at either the same exchange rate, a specified rate or the then current spot rate. The entire principal value of a cross-currency swap is subject to the risk that the counterparty to the swap will default on its contractual delivery obligations.

During the reporting period, the following Funds entered into cross-currency swaps for the reasons described: the PF Emerging Markets Debt Fund entered into cross-currency swaps to manage interest rate risk. The PF Global Absolute Return Fund entered into cross-currency swaps to gain or mitigate exposure on currency risk, for purposes of hedging, and as part of the Fund’s investment strategy.

Credit Default Swaps – Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection, a Fund generally receives an upfront payment or a fixed rate of

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

income throughout the term of the swap provided there is no credit event. As the seller, a Fund would effectively add leverage to its Fund because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

A Fund investing in credit default swaps is subject to the risk that there is no liquid market for these agreements, that the counterparties may default on their obligations to perform or disagree as to the meaning of the contractual terms in the agreements, or that there may be unfavorable changes in interest rates.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index, or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index, or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate and sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate and sovereign issues, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedowns or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. Credit default swap agreements on indices are benchmarks for protecting investors owning bonds against default. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index.

An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation or underlying investment that are identical in all respects except for the quality rating. Wider credit spreads, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate and sovereign issues or U.S. Treasury obligation issues as of period end, are disclosed in the Notes to Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk.

A Fund may use pair trades of credit default swaps. Pair trades attempt to match a long position with a short position of two securities in the same market sector for hedging purposes. Pair trades of credit default swaps attempt to gain exposure to credit risk while hedging or offsetting the effects of overall market movements. For example, a Fund may purchase protection through a credit default swap referenced to the debt of an issuer, and simultaneously selling protection through a credit default swap referenced to the debt of a different issuer with the intent to realize gains from the pricing differences of the two issuers who are expected to have similar market risks.

A Fund may use spread curve trades by simultaneously purchasing and selling protection through credit default swaps referenced to the same issuer but with different maturities. Spread curves attempt to gain exposure to credit risk on a forward basis by realizing gains on the expected differences in spreads.

A Fund’s maximum risk of loss from counterparty credit risk related to credit default swaps, either as the buyer or seller of protection, is the fair value of the contract. The risk may be mitigated to some extent if a master netting arrangement between a Fund and the counterparty is in place and to the extent a Fund obtains collateral to cover the Fund’s exposure to the counterparty.

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

The aggregate fair value of credit default swaps in a net liability position is reflected as unrealized depreciation and is disclosed in the Notes to Schedules of Investments. The collateral posted, net of assets received as collateral, for swap agreements is also disclosed in the Notes to Schedules of Investments. The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement is an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of March 31, 2016 for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts are partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

During the reporting period, the following Funds entered into credit default swap agreements for the reasons described: the PF Inflation Managed Fund entered into credit default swaps on credit indices to obtain exposure to the credit risk of individual securities or to the broader investment grade sector. The PF Managed Bond Fund entered into credit default swaps on credit indices to manage exposure to and within the credit sector, to obtain exposure to the credit risk of individual securities or to the broader investment grade, high yield, or emerging markets sectors, to adjust credit exposure on the margin, and to contribute to performance. The PF Absolute Return Fund utilized credit default swaps for hedging purposes and to increase returns. The PF Global Absolute Return Fund entered into credit default swaps to increase or decrease credit exposure to individual issuers of debt securities or to a specific debt security or basket of debt securities, and to increase returns.

Total Return Swaps – A Fund investing in total return swaps is subject to the risk that there is no liquid market for these agreements, that the counterparties may default on their obligations to perform or that there may be unfavorable changes in the value of the underlying index or reference instrument (generally caused by changes in interest rates or declines in credit quality). A total return swap agreement is one in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying index or reference instrument, which includes both the income it generates and any capital gains. To the extent the total return of the index or reference instrument underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty. A Fund’s maximum risk of loss from counterparty credit risk related to total return swaps is the discounted net value of the cash flows to be received from or paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk may be mitigated to some extent if a master netting arrangement between a Fund and the counterparty is in place and to the extent a Fund obtains collateral to cover a Fund’s exposure to the counterparty.

A Fund may enter into fully funded total return swaps which involves one party making an initial payment equal to the estimated value of the reference instrument. The parties to the swap then exchange respective commitments to pay or receive a net amount based on the change in the fair value of a reference instrument and a specified notional amount.

During the reporting period, the following Funds entered into total return swap agreements for the reasons described: the PF Emerging Markets Debt Fund entered into total return swaps to gain exposure to various markets, for purposes of hedging, and as part of the Fund’s investment strategy. The PF Absolute Return Fund entered into total return swaps as part of the Fund’s investment strategy. The PF Equity Long/Short Fund used total return swaps to gain exposure to various markets.

A total return basket swap is designed to function as a Fund of direct investments in long and short equity or fixed income positions. The Fund has the ability to trade in and out of long and short positions within the swap and will receive all of the economic benefits and risks equivalent to direct investments in these positions such as: capital appreciation or depreciation, corporate actions, and dividends and interest received and paid, all of which are reflected in the swap value. The swap value also includes interest charges and credits related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on defined market rates plus or minus a specified spread and are referred to herein as “financing costs”. Positions within the swap are reset periodically, and financing costs are reset monthly. At maturity, any unrealized gain or loss on positions and accrued financing costs become available for cash settlement between the Fund and the swap counterparty. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement, and is generally determined based on limits and thresholds established as part of the Master Agreement between the Fund and the counterparty. A change in the market value of a total return basket swap contract is recognized as a change in unrealized appreciation or depreciation on swaps in the Statements of Operations. Cash settlements between a Fund and the counterparty are recognized as realized gain or loss on swap transactions in the Statements of Operations. Total return basket swap agreements outstanding at period end, if any, are disclosed in Notes to Schedule of Investments.

During the reporting period, the PF Equity Long/Short Fund entered into total return basket swaps to gain exposure to equity indices and to gain security level stock exposure.

Volatility Swaps – Volatility swap agreements involve two parties agreeing to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero.

At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Fund would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike. As a payer of the realized price variance, the Fund would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset. None of the Funds presented in these financial statements held volatility swaps as of March 31, 2016.

During the reporting period, the PF Inflation Managed Fund utilized volatility swaps to take a small position on the volatility of currencies.

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

The following is a summary of the location of fair value amounts of derivative investments, if any, disclosed in the Trust’s Statements of Assets and Liabilities:

Location on the Statements of Assets and Liabilities
Derivative Investments Risk Type	Asset Derivative Investments	Liability Derivative Investments
Credit contracts	Investments, at value	Outstanding options written, at value
Equity contracts	Receivable: Variation margin	Payable: Variation margin
Interest rate contracts	Swap agreements, at value	Swap agreements, at value
	Forward bond contracts appreciation	Forward bond contracts depreciation
Foreign currency contracts	Investments, at value	Outstanding options written, at value
	Receivable: Variation margin	Payable: Variation margin
	Swap agreements, at value	Swap agreements, at value
	Forward foreign currency contracts appreciation	Forward foreign currency contracts depreciation

The following is a summary of fair values of derivative investments disclosed in the Trust’s Statements of Assets and Liabilities, categorized by primary risk exposure as of March 31, 2016:

	Asset Derivative Investments Value
Fund	Total Value at March 31, 2016	Credit Contracts		Equity Contracts		Foreign Currency Contracts		Interest Rate Contracts
PF Inflation Managed	$526,370	$9,023	*	$—		$150,548		$366,799	*
PF Managed Bond	2,758,007	282,716	*	—		1,291,543	*	1,183,748	*
PF Short Duration Bond	2,774	—		—		—		2,774	*
PF Emerging Markets Debt	3,882,063	—		—		2,652,898		1,229,165
PF Mid-Cap Growth	3,202	—		3,202	*	—		—
PF International Value	1,359,828	—		—		1,359,828		—
PF Absolute Return	1,217,671	422,422	*	19,103	*	654,059		122,087	*
PF Currency Strategies	6,076,790	—		—		6,076,790		—
PF Equity Long/Short	15,759,094	—		14,649,440	*	1,109,654		—
PF Global Absolute Return	8,232,127	3,034,689	*	407,256	*	3,108,406		1,681,776	*

	Liability Derivative Investments Value
Fund	Total Value at March 31, 2016	Credit Contracts		Equity Contracts		Foreign Currency Contracts	Interest Rate Contracts
PF Inflation Managed	($1,052,982)	($81,458)		$—		($341,894)	($629,630	)*
PF Managed Bond	(9,864,834)	(677,473	)*	—		(2,336,530)*	(6,850,831	)*
PF Short Duration Bond	(2,664)	—		—		—	(2,664	)*
PF Emerging Markets Debt	(870,205)	—		—		(851,310)	(18,895)
PF Comstock	(487,425)	—		—		(487,425)	—
PF Mid-Cap Growth	(152,404)	—		(152,404	)*	—	—
PF International Value	(639,081)	—		—		(639,081)	—
PF Absolute Return	(3,326,388)	(866,926	)*	—		(2,079,218)	(380,244	)*
PF Currency Strategies	(10,274,178)	—		—		(10,274,178)	—
PF Equity Long/Short	(342,094)	—		(338,361	)*	(3,733)	—
PF Global Absolute Return	(8,988,539)	(472,595)		(15,887	)*	(7,419,162)	(1,080,895	)*

*	Includes cumulative appreciation (depreciation) of futures contracts and centrally cleared options and swaps as reported in the Notes to Schedules of Investments.

The following is a summary of the location of realized gains and losses and changes in net unrealized appreciation and depreciation of derivative investments, if any, disclosed in the Trust’s Statements of Operations:

Derivative Investments Risk Type	Location of Gain (Loss) on Derivative Investments Recognized in the Statements of Operations
Credit contracts	Net realized gain (loss) on investment security transactions
Equity contracts	Net realized gain (loss) on futures contract transactions
Interest rate contracts	Net realized gain (loss) on swap transactions
Net realized gain (loss) on written option transactions
Net realized gain (loss) on forward bond contract transactions
Change in net unrealized appreciation (depreciation) on investment securities
Change in net unrealized appreciation (depreciation) on futures contracts
Change in net unrealized appreciation (depreciation) on swaps
Change in net unrealized appreciation (depreciation) on written options
Change in net unrealized appreciation (depreciation) on forward bond contracts
Foreign currency contracts	Net realized gain (loss) on investment security transactions
Net realized gain (loss) on futures contract transactions
Net realized gain (loss) on swap transactions
Net realized gain (loss) on written option transactions
Net realized gain (loss) on foreign currency transactions
Change in net unrealized appreciation (depreciation) on investment securities
Change in net unrealized appreciation (depreciation) on futures contracts
Change in net unrealized appreciation (depreciation) on swaps
Change in net unrealized appreciation (depreciation) on written options
Change in net unrealized appreciation (depreciation) on foreign currencies

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

The following is a summary of each Fund’s net realized gain and/or loss and change in net unrealized appreciation and/or depreciation on derivative investments recognized in the Trust’s Statements of Operations categorized by primary risk exposure for the year ended March 31, 2016:

	Realized Gain (Loss) on Derivative Investments Recognized in the Statements of Operations
Fund	Total	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts
PF Inflation Managed	($146,287)	$38,948	$—	$820,294	($1,005,529)
PF Managed Bond	4,540,874	65,838	—	951,238	3,523,798
PF Short Duration Bond	46,389	—	—	134,793	(88,404)
PF Emerging Markets Debt	(608,304)	—	—	(303,047)	(305,257)
PF Comstock	(154,453)	—	—	(154,453)	—
PF Mid-Cap Growth	107,080	—	107,080	—	—
PF Mid-Cap Value	(676,015)	—	(676,015)	—	—
PF Small-Cap Value	(113,986)	—	(113,986)	—	—
PF International Large-Cap	647,994	—	647,994	—	—
PF International Small-Cap	(40,410)	—	(40,410)	—	—
PF International Value	(353,997)	—	56,872	(410,869)	—
PF Absolute Return	(65,329)	(221,405)	(99,697)	1,743,892	(1,488,119)
PF Currency Strategies	5,524,351	—	—	5,524,351	—
PF Equity Long/Short	15,904,245	—	16,921,828	(1,017,583)	—
PF Global Absolute Return	5,632,970	(644,459)	(854,787)	5,304,756	1,827,460

	Change in Net Unrealized Appreciation (Depreciation) on Derivative Investments Recognized in the Statements of Operations
Fund	Total	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts
PF Inflation Managed	($909,222)	($51,144)	$—	($964,479)	$106,401
PF Managed Bond	(6,079,426)	244,867	—	(2,465,425)	(3,858,868)
PF Short Duration Bond	(20,640)	—	—	(29,331)	8,691
PF Emerging Markets Debt	2,359,655	—	—	2,009,298	350,357
PF Comstock	(116,431)	—	—	(116,431)	—
PF Mid-Cap Growth	(93,125)	—	(93,125)	—	—
PF International Value	515,007	—	10,614	504,393	—
PF Absolute Return	(1,944,437)	(170,958)	(41,734)	(1,425,159)	(306,586)
PF Currency Strategies	(6,537,739)	—	—	(6,537,739)	—
PF Equity Long/Short	15,417,000	—	14,311,079	1,105,921	—
PF Global Absolute Return	(12,640,395)	(639,782)	(209,933)	(12,988,041)	1,197,361

For financial reporting purposes, the Trust does not offset fair value amounts recognized for derivative instruments and fair value amounts recognized for the right to reclaim cash collateral (receivables) or the obligation to return cash collateral (payables) arising from derivative instruments recognized at fair value executed with the same counterparty under a master netting arrangement.

The following is a summary of the average number of positions and values of derivative investments by derivative type for the year ended March 31, 2016:

	Average Positions and Values of Derivative Investments by Derivative Type
	Futures Contract		Forward Contracts		Options Contracts		Swap Agreements
Fund	Number of Positions	Value	Number of Positions	Value	Number of Positions	Value	Number of Positions	Value
PF Inflation Managed	13	($37,909)	39	$77,725	36	($34,675)	32	($297,208)
PF Managed Bond	30	(203,900)	79	241,256	88	(214,816)	64	(2,554,297)
PF Short Duration Bond	2	(2,651)	1	15,712	—	—	—	—
PF Emerging Markets Debt	—	—	126	232,020	—	—	20	1,687,931
PF Comstock	—	—	18	(34,253)	—	—	—	—
PF Mid-Cap Growth	—	—	—	—	4	(54,088)	—	—
PF International Value	1	(2,123)	47	191,284	—	—	—	—
PF Absolute Return	9	(94,740)	19	(153,613)	2	58,601	50	(30,182)
PF Currency Strategies	—	—	65	(445,251)	2	215,991	—	—
PF Equity Long/Short	14	(419,019)	27	382,399	—	—	15	11,525,927
PF Global Absolute Return	12	(506,997)	123	55,181	32	835,784	136	4,140,466

The table shown above and the amounts of net realized gains and losses and changes in net unrealized appreciation and depreciation on derivative investments as disclosed in the Statements of Operations serve as indicators of volume of derivative activity for each applicable Fund for the year ended March 31, 2016. The realized gains and losses on futures contracts as disclosed in the Statements of Operations serve as indicators of volume of derivative activity for the PF Mid-Cap Value, PF Small-Cap Value, PF International Large-Cap, and PF International Small-Cap Funds.

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

C. ENFORCEABLE MASTER NETTING ARRANGEMENTS

Master Agreements and Netting Arrangements – Certain Funds are parties to various agreements, including but not limited to International Swaps and Derivatives Association Agreements and related Credit Support Annex, Master Repurchase Agreements, and Master Securities Forward Transactions Agreements (collectively “Master Agreements”), which govern the terms of certain transactions with select counterparties. These Master Agreements generally include provisions for general obligations, representations, agreements, collateral, and certain events of default or termination. These Master Agreements also include provisions for netting arrangements that help reduce credit and counterparty risk associated with relevant transactions. The netting arrangements are generally tied to credit related events that, if triggered, would cause an event of default or termination giving a Fund or counterparty the right to terminate early and cause settlement, on a net basis, of all transactions under the applicable Master Agreement. In the event of an early termination as a result of an event of default under the Master Agreement, the total value exposure of all transactions will be offset against collateral exchanged to date, which would result in a net receivable or payable that would be due from or to the counterparty. Credit related events include, but are not limited to, bankruptcy, failure to make timely payments, restructuring, obligation acceleration, obligation default, a material decline in net assets, decline in credit rating or repudiation/moratorium. Any election made by a counterparty to early terminate the transactions under a Master Agreement could have a material adverse impact on a Fund’s financial statements. A Fund’s overall exposure to credit risk, subject to netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions under the relevant Master Agreement with a counterparty in a given Fund exceeds a specified threshold, net of collateral already in place, which typically ranges from $0 to $250,000 depending on the counterparty and the type of Master Agreement. Collateral under the Master Agreements is usually in the form of cash or U.S. Treasury Bills but could include other types of securities. The value of all derivative transactions outstanding under a Master Agreement is calculated daily to determine the amount of collateral to be received or pledged by the counterparty. Posting of collateral for OTC derivative transactions are covered under tri-party collateral agreements between the Trust, the Trust’s Custodian, and each counterparty. Collateral for centrally cleared derivatives transactions are posted with the applicable derivatives clearing organization.

The following is a summary of financial and derivative instruments that are subject to enforceable master netting agreements (or similar arrangements) and collateral received and pledged in connection with the master netting agreements (or similar arrangements) as of March 31, 2016:

	Gross Amounts Presented in the Statements of Assets and Liabilities	Gross Amounts Not Offset in Statements of Assets and Liabilities			Gross Amounts Presented in the Statements of Assets and Liabilities	Gross Amounts Not Offset in Statements of Assets and Liabilities
Description		Financial Instruments	Collateral Received	Net Amount		Financial Instruments	Collateral Pledged	Net Amount
	Assets				Liabilities
PF Inflation Managed
Swap agreements	$150,913	($48,617)	($1,452)	$100,844	($67,923)	$48,617	$—	($19,306)
Option contracts	96,135	(96,135)	—	—	(111,531)	96,135	—	(15,396)
Foreign currency contracts	150,548	(119,942)	(18,548)	12,058	(341,680)	119,942	—	(221,738)
Sale-buyback financing transactions					(18,840,729)	18,840,729	—	—

PF Managed Bond
Swap agreements	110,089	(96,116)	—	13,973	(658,510)	96,116	87,182	(475,212)
Option contracts	297,131	(116,007)	—	181,124	(233,528)	116,007	—	(117,521)
Foreign currency contracts	1,054,270	(684,240)	—	370,030	(1,579,786)	684,240	—	(895,546)
Sale-buyback financing transactions					(3,691,637)	3,691,637	—	—

PF Emerging Markets Debt
Swap agreements	1,229,165	(35,133)	—	1,194,032	(35,133)	35,133	—	—
Foreign currency contracts	2,652,898	(784,329)	—	1,868,569	(835,072)	784,329	—	(50,743)

PF Comstock
Foreign currency contracts	—	—	—	—	(487,425)	—	—	(487,425)

PF Mid-Cap Growth
Option contracts	2,377	—	—	2,377	(152,400)	—	—	(152,400)

PF International Value
Foreign currency contracts	1,359,828	(591,957)	—	767,871	(639,081)	591,957	—	(47,124)

PF Absolute Return
Swap agreements	422,422	(352,570)	—	69,852	(679,761)	352,570	112,398	(214,793)
Foreign currency contracts	654,059	(646,442)	—	7,617	(2,079,218)	646,442	837,602	(595,174)

PF Currency Strategies
Option contracts	1,079,954	—	(724,749)	355,205	—	—	—	—
Foreign currency contracts	4,996,836	(4,399,836)	(125,000)	472,000	(10,274,178)	4,399,836	1,726,805	(4,147,537)

PF Equity Long/Short
Swap agreements	13,078,249	(89,578)	—	12,988,671	(89,578)	89,578	—	—
Foreign currency contracts	1,109,654	(3,733)	(210,000)	895,921	(3,733)	3,733	—	—

PF Global Absolute Return
Swap agreements	2,895,633	(541,368)	(1,190,057)	1,164,208	(1,099,182)	541,368	367,138	(190,676)
Option contracts	1,773,838	(971,771)	(68,299)	733,768	(1,021,350)	971,771	44,352	(5,227)
Foreign currency contracts	1,722,303	(1,682,393)	—	39,910	(6,069,692)	1,682,393	1,933,433	(2,453,866)

As of March 31, 2016, certain Funds had investments in repurchase agreements. The gross value and related collateral received for these investments are presented in each applicable Fund’s Schedule of Investments and the value of these investments is also presented in the Statements of Assets and Liabilities. The value of the related collateral held by each applicable Fund presented in these financial statements exceeded the value of the repurchase agreements as of March 31, 2016.

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

6. INVESTMENT ADVISORY, ADMINISTRATION AND SHAREHOLDER SERVICES, SUPPORT SERVICES, AND DISTRIBUTION AGREEMENTS

Pursuant to an Investment Advisory Agreement, PLFA, a wholly-owned subsidiary of Pacific Life Insurance Company (‘‘Pacific Life”), serves as Investment Adviser to each Fund of the Trust. For the PF Underlying Funds, PLFA has retained other investment management firms to sub-advise each Fund, as discussed later in this section. PLFA receives investment advisory fees from each Fund based on the following advisory fee rates, which are based on an annual percentage of average daily net assets of each Fund:

PF Floating Rate Loan (1)	0.75%	PF Large-Cap Value	0.65%	PF International Large-Cap	0.85%
PF Inflation Managed (1)	0.40%	PF Main Street Core	0.45%	PF International Small-Cap (1)	0.85%
PF Managed Bond	0.40%	PF Mid-Cap Equity	0.65%	PF International Value	0.65%
PF Short Duration Bond	0.40%	PF Mid-Cap Growth (1)	0.70%	PF Real Estate	0.90%
PF Emerging Markets Debt	0.785%	PF Mid-Cap Value	0.70%	PF Absolute Return	0.80%
PF Comstock (1)	0.75%	PF Small-Cap Growth	0.60%	PF Currency Strategies	0.65%
PF Growth	0.55%	PF Small-Cap Value	0.75%	PF Equity Long/Short (1)	1.15%
PF Large-Cap Growth (1)	0.75%	PF Emerging Markets	0.80%	PF Global Absolute Return	0.80%

(1)	PLFA agreed to waive its advisory fees through July 31, 2016 for the following Funds: 0.10% for the PF Floating Rate Loan Fund; 0.02% for the PF Inflation Managed Fund; 0.015% for the PF Comstock Fund; 0.045% for the PF Large-Cap Growth Fund; 0.05% for the PF Mid-Cap Growth Fund; 0.02% for the PF International Small-Cap Fund; and 0.15% for the PF Equity Long/Short Fund. The agreements will terminate if the investment advisory agreement is terminated or upon approval by the Board and prior written notice to the Adviser. There is no guarantee that PLFA will continue such waivers after those dates.

Pursuant to Subadvisory Agreements, the Trust and PLFA engage investment management firms under PLFA’s supervision to act as sub-adviser for the PF Underlying Funds. PLFA, as Investment Adviser to each Fund of the Trust, pays management fees to these sub-advisers as compensation for their sub-advisory services provided to the Trust. As of March 31, 2016, the following firms serve as sub-advisers for their respective Fund(s):

Fund	Sub-Adviser	Fund	Sub-Adviser
PF Floating Rate Loan PF Global Absolute Return	Eaton Vance Investment Managers	PF Mid-Cap Growth	Ivy Investment Management Company
PF Inflation Managed PF Managed Bond	Pacific Investment Management Company LLC and Western Asset Management Company (co-sub-advisers)	PF Mid-Cap Value	Boston Partners
PF Short Duration Bond	T. Rowe Price Associates, Inc.	PF Small-Cap Growth	Lord, Abbett & Co. LLC
PF Emerging Markets Debt	Ashmore Investment Management Limited	PF Small-Cap Value	AllianceBernstein L.P.
PF Comstock	Invesco Advisers, Inc.	PF International Small-Cap	QS Batterymarch Financial Management, Inc.
PF Growth PF International Large-Cap	MFS Investment Management	PF International Value	J.P. Morgan Investment Management Inc.
PF Large-Cap Growth	BlackRock Investment Management, LLC	PF Real Estate	Morgan Stanley Investment Management Inc.
PF Large-Cap Value	ClearBridge Investments, LLC	PF Absolute Return	BlueBay Asset Management LLP
PF Main Street Core PF Emerging Markets	OppenheimerFunds, Inc.	PF Currency Strategies	Macro Currency Group and UBS Asset Management (Americas) Inc. (co-sub-advisers)
PF Mid- Cap Equity	Scout Investments, Inc.	PF Equity Long/Short	AQR Capital Management, LLC

Pursuant to an Administration and Shareholder Services Agreement (the “Administration Agreement”), Pacific Life serves as administrator (the “Administrator”) to the Trust. The Trust paid the Administrator an administration fee at an annual rate of 0.15% for each of the PF Underlying Funds. The administration fee is for procuring or providing administrative, transfer agency, and shareholder services. In addition, Pacific Life and PLFA provide support services to the Trust that are outside the scope of the Administrator’s and Investment Adviser’s responsibilities under the Administration Agreement and Investment Advisory Agreement. Under the Support Services Agreement, the Trust compensates Pacific Life and PLFA for their expenses in providing support services to the Trust in connection with various matters, some of which include the time spent by legal, accounting, and compliance personnel of Pacific Life and PLFA (including individuals who may be officers or Trustees of the Trust) to attend meetings of the Board and to provide assistance with the coordination and supervision in connection with the services procured for the Trust under the Administration Agreement. Support services do not include any services for which PLFA is responsible pursuant to the Investment Advisory Agreement. The Trust reimburses Pacific Life and PLFA for these support services on an approximate cost basis.

Pursuant to a Distribution Agreement, Pacific Select Distributors, LLC (the “Distributor”), a wholly-owned subsidiary of Pacific Life, serves as distributor of the Trust’s shares. Under the Distribution Agreement, the Distributor bears all expenses of providing services, including costs of sales presentations, mailings, advertisements, and other marketing efforts by the Distributor in connection with the distribution or sale of the Trust’s shares and makes distribution and/or service payments to selling groups in connection with the sale of certain of the Trust’s shares and subsequent servicing needs of shareholders provided by selling groups. The Class P shares of the PF Underlying Funds presented in these financial statements are not subject to a distribution and/or service fee.

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

7. TRANSACTIONS WITH AFFILIATES

A. ADVISORY FEES, ADMINISTRATION FEES AND EXPENSES FOR SUPPORT SERVICES

The Investment Adviser, the Distributor, and Pacific Life are related parties. The advisory fees earned by the Investment Adviser, including any advisory fee waiver, the administration fees earned by Pacific Life, and expenses for support services recovered by PLFA and Pacific Life (see Note 6) from each Fund presented in these financial statements for the year ended March 31, 2016 are presented in the Statements of Operations. The amounts of each of these fees that remained payable as of March 31, 2016 are presented in the Statements of Assets and Liabilities.

B. EXPENSE LIMITATION AGREEMENTS

To help limit the Trust’s expenses, PLFA has entered into expense limitation agreements with the Trust and has contractually agreed to reimburse each Fund (other than the PF Absolute Return and PF Equity Long/Short Funds) presented in these financial statements for certain operating expenses that exceed an annual rate based on a percentage of a Fund’s average daily net assets. These operating expenses include, but are not limited to: administration fees; organizational expenses; custody expenses; expenses for audit, tax, and certain legal services; preparation, printing, filing, and distribution to existing shareholders of proxies, prospectuses and shareholder reports, and other regulatory documents, as applicable; independent trustees’ fees and expenses; and establishing, overseeing, and administering the Trust’s compliance program. These operating expenses do not include: investment advisory fees; distribution and/or service fees, if any; interest; taxes (including foreign taxes on dividends, interest or gains); brokerage commissions and other transactional expenses; dividends on securities sold short; acquired fund fees and expenses; and extraordinary expenses such as litigation expenses and other expenses not incurred in the ordinary course of each Fund’s business. The current expense cap for the PF Underlying Funds, except the PF Mid-Cap Value, PF International Small-Cap, PF Currency Strategies, and PF Global Absolute Return Funds is 0.15% through July 31, 2016 and 0.30% thereafter through July 31, 2022. The expense cap for the PF Mid-Cap Value, PF International Small-Cap, PF Currency Strategies, and PF Global Absolute Return Funds is 0.25% through July 31, 2016. There are no expense caps for the PF Absolute Return and PF Equity Long/Short Funds.

There is no guarantee that PLFA will continue to reimburse expenses for a Fund upon the expiration of the expense cap. In addition, any expense reimbursements made by PLFA to a Fund are subject to recoupment by PLFA from such Fund for a period as permitted under regulatory and accounting guidance (currently three years from the end of the fiscal year in which the reimbursement took place) to the extent such recoupments would not cause the Fund to exceed the expense cap that was in effect at the time of the reimbursement. Any amounts repaid to PLFA will have the effect of increasing such expenses of a Fund, but not above the expense cap. The amounts of adviser reimbursement to each of the applicable Funds presented in these financial statements for the year ended March 31, 2016 are presented in the Statements of Operations. Any amounts that remained due from the Investment Adviser as of March 31, 2016 are presented in the Statements of Assets and Liabilities. There was no recoupment of expense reimbursement by PLFA from any Funds presented in these financial statements during the year ended March 31, 2016.

The cumulative expense reimbursement amounts, if any, as of March 31, 2016 that are subject to recoupment by PLFA from the Funds presented in these financial statements are as follows:

	Expiration Date
Fund	3/31/2017	3/31/2018	3/31/2019
PF Floating Rate Loan	$145,911	$159,103	$109,207
PF Inflation Managed	147,422	150,774	95,880
PF Managed Bond	474,658	512,975	415,627
PF Short Duration Bond	214,263	214,257	108,855
PF Emerging Markets Debt	136,611	219,179	154,900
PF Comstock	188,193	174,160	145,785
PF Growth	66,117	81,452	80,955
PF Large-Cap Growth	108,743	113,036	100,786
PF Large-Cap Value	225,998	211,881	188,396
PF Main Street Core	158,976	154,305	134,981
PF Mid-Cap Equity	101,037	116,418	116,181
PF Mid-Cap Growth	60,241	53,935	42,669
PF Small-Cap Growth	45,628	50,330	45,591
PF Small-Cap Value	99,142	90,161	120,806
PF Emerging Markets	425,076	445,820	383,441
PF International Large-Cap	225,808	253,588	282,785
PF International Small-Cap		37,089	17,806
PF International Value	180,640	182,705	181,062
PF Real Estate	42,886	40,632	41,737
PF Currency Strategies	49,987	4,400	—
PF Global Absolute Return	319,375	210,688	117,298

Total	$3,416,712	$3,476,888	$2,884,748

C. INDEPENDENT TRUSTEES

The Trust pays each independent trustee of the Board retainer fees and specified amounts for various Board and committee services and for chairing those committees. The fees and expenses of the independent trustees of the Board are presented in the Statements of Operations. Each independent trustee of the Board is eligible to participate in the Trust’s Deferred Compensation Plan (the “Plan”). The Plan allows each

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

independent trustee to voluntarily defer receipt of all or a percentage of fees which otherwise would be payable for services performed. Amounts in the deferral account are obligations of each Fund at the time of such deferral and are payable in accordance with the Plan. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain Funds. An independent trustee who defers compensation has the option to select credit rate options that track the performance, at NAV without a sales load, of Class A shares of the Portfolio Optimization Funds, Pacific Funds Diversified Alternatives, Pacific Funds Short Duration Income, Pacific Funds Core Income, Pacific Funds Strategic Income, Pacific Funds Floating Rate Income, Pacific Funds Limited Duration High Income, and/or Pacific Funds High Income, and/or Class P shares of the PF Underlying Funds. The obligation of each Fund under the Plan (the “DCP Liability”) is recorded as a liability (accrued trustees’ fees and expenses and deferred compensation). Accordingly, the market value appreciation or depreciation on a Fund’s DCP Liability account will cause the expenses of that Fund to increase or decrease due to market fluctuation. The change in net unrealized appreciation or depreciation on a Fund’s DCP Liability account is recorded as an increase or decrease to expenses (trustees’ fees and expenses). For the year ended March 31, 2016, such expenses increased by $1,744 for all applicable Funds presented in these financial statements as a result of the market value appreciation on such accounts. As of March 31, 2016, the total amount in the DCP Liability accounts was $44,505 for all applicable Funds presented in these financial statements.

D. OFFICERS OF THE TRUST

None of the officers of the Trust received compensation from the Trust.

E. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of performance of their duties to the Trust. In addition, the Trust entered into an agreement with each of the trustees which provides that the Trust will indemnify and hold harmless each trustee against any expenses actually and reasonably incurred by any trustee in any proceeding arising out of or in connection with the trustee’s services to the Trust, to the fullest extent permitted by the Trust’s Declaration of Trust and By-Laws, the general trust law of the State of Delaware, the Securities Act of 1933, and the 1940 Act, each as now or hereinafter in force. In the normal course of business, the Trust enters into contracts with service providers and others that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements and agreements is dependent on future claims that may be made against the Trust and/or the trustees and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

8. UNFUNDED SENIOR LOAN COMMITMENTS

Unfunded loan commitments on senior loan participations and assignments (see Note 4), if any, are marked to market daily and valued according to the Trust’s valuation policies and procedures. Any outstanding unfunded loan commitments are presented in the Notes to Schedules of Investments section of each applicable Fund’s Schedule of Investments. Any applicable net unrealized appreciation or depreciation at the end of the reporting period is recorded as an asset (unfunded loan commitment appreciation) or a liability (unfunded loan commitment depreciation) and any change in net unrealized appreciation or depreciation for the reporting period is recorded as a change in net unrealized appreciation or depreciation on unfunded loan commitment. As of March 31, 2016, the PF Floating Rate Loan Fund had unfunded loan commitments of $122,183 (see details in the Notes to Schedules of Investments).

9. PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments (excluding short-term investments) for the year ended March 31, 2016, are summarized in the following table:

	U.S. Government Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
PF Floating Rate Loan	$—	$—	$41,177,295	$80,342,229
PF Inflation Managed	78,219,080	158,235,296	6,355,223	14,597,098
PF Managed Bond	1,689,596,643	1,799,585,276	119,049,351	189,420,411
PF Short Duration Bond	72,787,892	100,807,254	28,318,628	128,825,777
PF Emerging Markets Debt	—	—	84,158,545	114,218,015
PF Comstock	—	—	37,192,594	69,861,741
PF Growth	—	—	43,750,552	69,916,955
PF Large-Cap Growth	—	—	133,138,063	178,256,012
PF Large-Cap Value	—	—	29,849,590	67,417,147
PF Main Street Core	—	—	110,471,010	173,040,884
PF Mid-Cap Equity	—	—	330,160,150	367,074,107
PF Mid-Cap Growth	—	—	28,517,869	48,045,141
PF Mid-Cap Value	—	—	332,438,632	78,921,225
PF Small-Cap Growth	—	—	134,353,927	162,851,733
PF Small-Cap Value	—	—	157,852,529	100,589,794
PF Emerging Markets	—	—	82,742,371	85,360,889
PF International Large-Cap	—	—	166,691,690	66,240,389
PF International Small-Cap	—	—	62,432,185	68,907,587
PF International Value	—	—	124,889,829	105,396,165
PF Real Estate	—	—	35,256,622	15,828,860
PF Absolute Return	12,571,939	11,486,435	145,263,012	105,638,154
PF Currency Strategies	—	—	5,947,663	737,207
PF Global Absolute Return	13,485,150	14,787,401	118,905,725	147,953,499

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

10. SECURED BORROWINGS

The contractual maturity of secured borrowings and type of collateral pledged as of March 31, 2016, are summarized in the following table:

		Remaining Contractual Maturity of the Agreements
Secured Borrowings	Collateral Type	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 Days	Total
PF Inflation Managed
Sale-buyback financing transactions	U.S. Treasury Obligations	$—	$18,840,729	$—	$—	$18,840,729
Total borrowings		$—	$18,840,729	$—	$—	$18,840,729
PF Managed Bond
Sale-buyback financing transactions	U.S. Treasury Obligations	$—	$3,691,637	$—	$—	$3,691,637
Total borrowings		$—	$3,691,637	$—	$—	$3,691,637

11. FEDERAL INCOME TAX INFORMATION

Each Fund intends to qualify each year as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code (the “Code”). A Fund that qualifies as a RIC does not have to pay income tax as long as it distributes sufficient taxable income and net capital gains. Each Fund declared and paid sufficient dividends on net investment income and capital gains distributions during the year or period ended March 31, 2016, to qualify as a RIC and is not required to pay Federal income tax under the Code. Accordingly, no provision for Federal income taxes is required in the financial statements. Required distributions are based on net investment income and net realized gains determined in accordance with income tax regulations, which may differ from U.S. GAAP for financial reporting purposes. These differences are primarily due to differing treatments for sale-buyback financing transactions, futures and options, swap income, paydown gain/loss, partnership income, foreign currency transactions, passive foreign investment companies, late year ordinary and post-October capital losses, capital loss carryforwards, and losses deferred due to wash sales. Permanent book and tax differences relating to shareholder distributions will result in reclassifications of capital accounts. In addition, the year in which amounts are distributed may differ from the year in which the net investment income is earned and the net gains are realized by each Fund.

The following table shows the accumulated capital losses and components of distributable earnings on a tax basis, and late year ordinary losses and post-October capital losses deferred, if any, as of March 31, 2016:

		Distributable Earnings		Late-Year Ordinary and Post-October Losses Deferral
Fund	Accumulated Capital Losses	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Late-Year Ordinary Losses	Short-Term Capital Losses	Long-Term Capital Losses	Total
PF Floating Rate Loan	($2,585,690)	$872,239	$—	$—	$—	$—	$—
PF Inflation Managed	(9,421,623)	—	—	—	—	—	—
PF Managed Bond	—	1,904,158	—	—	—	—	—
PF Short Duration Bond	(2,027,523)	299,604	—	—	—	—	—
PF Emerging Markets Debt	(7,408,593)	—	—	477,405	—	—	477,405
PF Comstock	—	1,361,600	3,180,298	—	—	—	—
PF Growth	—	—	—	—	777,983	(652,446)	125,537
PF Large-Cap Growth	—	115,659	—	—	4,323,276	(4,295,767)	27,509
PF Large-Cap Value	—	1,107,948	2,233,694	—	—	—	—
PF Main Street Core	—	429,751	314,668	—	—	—	—
PF Mid-Cap Equity	—	685,032	—	—	6,943,590	(2,225,155)	4,718,435
PF Mid-Cap Growth	—	197,631	—	—	307,059	483,669	790,728
PF Mid-Cap Value	(5,665,619)	889,328	—	—	—	—	—
PF Small-Cap Growth	—	—	—	30,675	7,384,038	(238,751)	7,175,962
PF Small-Cap Value	(2,068,574)	559,345	—	—	—	—	—
PF Emerging Markets	(19,245,692)	602,482	—	—	—	—	—
PF International Large-Cap	(58,376)	1,326,166	—	—	4,354,848	4,086,487	8,441,335
PF International Small-Cap	—	153,875	—	—	1,839,532	1,245,984	3,085,516
PF International Value	(54,119,177)	1,542,470	—	—	—	—	—
PF Real Estate	—	406,579	1,182,756	—	—	—	—
PF Absolute Return	(5,038,117)	—	—	1,371,646	—	—	1,371,646
PF Currency Strategies	(1,853)	—	—	—	—	—	—
PF Equity Long/Short	(6,242,730)	12,227,818	—	—	—	—	—
PF Global Absolute Return	(5,463,318)	3,029,845	—	—	—	—	—

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Accumulated capital losses represent net capital loss carryovers as of March 31, 2016 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. The following table shows the expiration dates and the amounts of capital loss carryover, if any, by each of the applicable Funds as of March 31, 2016 and capital loss carryover from prior years utilized during the year ended March 31, 2016:

				Unlimited Period of Net		Accumulated Capital Loss Carryover	Capital Loss Carryover Utilized During the Year Ended March 31, 2016
	Net Capital Loss Carryover Expiring In			Capital Loss Carryover
Fund	2017	2018	2019	Short-Term	Long-Term
PF Floating Rate Loan	$—	$—	$—	($43,480)	($2,542,210)	($2,585,690)	$319,721
PF Inflation Managed	—	—	—	(1,599,978)	(7,821,645)	(9,421,623)	—
PF Short Duration Bond	—	—	—	(878,741)	(1,148,782)	(2,027,523)	—
PF Emerging Markets Debt	—	—	—	(3,069,479)	(4,339,114)	(7,408,593)	—
PF Mid-Cap Value	—	—	—	(5,260,010)	(405,609)	(5,665,619)	—
PF Small-Cap Value	—	—	—	(1,527,831)	(540,743)	(2,068,574)	—
PF Emerging Markets	—	—	—	(9,175,779)	(10,069,913)	(19,245,692)	—
PF International Large-Cap	—	—	(58,376)	—	—	(58,376)	5,092,741
PF International Value	(5,634,042)	(38,541,418)	—	(7,801,415)	(2,142,302)	(54,119,177)	—
PF Absolute Return	—	—	—	(4,186,607)	(851,510)	(5,038,117)	—
PF Currency Strategies	—	—	—	(1,853)	—	(1,853)	4,084
PF Equity Long/Short	—	—	—	(5,139,960)	(1,102,770)	(6,242,730)	—
PF Global Absolute Return	—	—	—	(3,488,049)	(1,975,269)	(5,463,318)	—

The aggregate cost of investments and the composition of unrealized appreciation and depreciation on investments for Federal income tax purposes as of March 31, 2016, were as follows:

Fund	Total Cost of Investments on Tax Basis (1)	Gross Unrealized Appreciation on Investments	Gross Unrealized Depreciation on Investments	Net Unrealized Appreciation (Depreciation) on Investments
PF Floating Rate Loan	$85,960,563	$620,523	($6,049,511)	($5,428,988)
PF Inflation Managed	72,655,245	1,745,849	(2,246,003)	(500,154)
PF Managed Bond	474,864,591	11,921,069	(14,500,336)	(2,579,267)
PF Short Duration Bond	76,440,838	430,598	(539,200)	(108,602)
PF Emerging Markets Debt	109,039,366	3,390,833	(9,355,249)	(5,964,416)
PF Comstock	172,513,603	59,133,667	(16,775,588)	42,358,079
PF Growth	91,633,930	32,643,795	(1,502,049)	31,141,746
PF Large-Cap Growth	126,873,627	27,805,437	(2,811,904)	24,993,533
PF Large-Cap Value	192,464,989	116,279,969	(9,156,465)	107,123,504
PF Main Street Core	167,885,248	47,957,092	(4,719,331)	43,237,761
PF Mid-Cap Equity	155,343,203	20,669,530	(6,376,480)	14,293,050
PF Mid-Cap Growth	57,385,164	8,582,081	(6,971,124)	1,610,957
PF Mid-Cap Value	253,386,198	14,771,325	(17,941,296)	(3,169,971)
PF Small-Cap Growth	38,779,269	5,041,860	(1,681,213)	3,360,647
PF Small-Cap Value	189,102,968	24,311,256	(14,193,983)	10,117,273
PF Emerging Markets	102,983,770	27,735,855	(13,040,641)	14,695,214
PF International Large-Cap	254,959,998	59,765,963	(26,034,460)	33,731,503
PF International Small-Cap	110,857,046	13,933,949	(7,660,443)	6,273,506
PF International Value	138,383,414	12,228,878	(11,520,944)	707,934
PF Real Estate	48,965,957	23,609,839	(2,156,588)	21,453,251
PF Absolute Return	66,133,407	920,645	(1,402,210)	(481,565)
PF Currency Strategies	131,434,318	373,305	(262,554)	110,751
PF Equity Long/Short	141,904,625	—	(13,048,596)	(13,048,596)
PF Global Absolute Return	137,474,295	1,999,817	(4,754,882)	(2,755,065)

(1)	The difference between tax cost of investments on tax basis and total investments, at cost, as presented in the Statements of Assets and Liabilities is primarily due to wash sale loss deferrals, investments in passive foreign investment companies, straddle loss deferrals, partnerships, and differing treatments for sale-buyback financing transactions and U.S. Treasury Inflation Protected Securities.

Each Fund recognizes the financial statement effects of a tax position taken or expected to be taken in a tax return when it is more likely than not, based on the technical merits, that the position will be sustained upon examination by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax liability for unrecognized tax benefits with a corresponding income tax expense. Management has analyzed all open tax years, as defined by the statute of limitations, for all major jurisdictions and has determined that no provision for income tax is required in the financial statements. Each Fund remains subject to examination by Federal and State tax authorities for the returns filed for tax years ended as of and after March 31, 2012.

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

12. TAX CHARACTER OF DISTRIBUTIONS

The tax character of income and capital gains distributions to shareholders during the year or period ended March 31, 2016 and 2015, were as follows:

	For the Year or Period Ended March 31, 2016			For the Year or Period Ended March 31, 2015
Funds	Ordinary Income	Long-Term Capital Gains	Total Distributions	Ordinary Income	Long-Term Capital Gains	Total Distributions
PF Floating Rate Loan	$4,102,066	$—	$4,102,066	$4,425,695	$17,082	$4,442,777
PF Inflation Managed	—	—	—	3,604,677	—	3,604,677
PF Managed Bond	20,008,630	4,606,718	24,615,348	19,686,964	2,358,853	22,045,817
PF Short Duration Bond	1,592,671	—	1,592,671	3,085,384	—	3,085,384
PF Emerging Markets Debt	112,217	—	112,217	5,962,219	—	5,962,219
PF Comstock	5,679,637	25,998,618	31,678,255	5,782,909	20,835,136	26,618,045
PF Growth	616,981	5,369,917	5,986,898	516,621	1,456,228	1,972,849
PF Large-Cap Growth	201,555	18,902,503	19,104,058	7,264,938	10,828,879	18,093,817
PF Large-Cap Value	5,763,319	22,737,270	28,500,589	7,915,128	28,296,928	36,212,056
PF Main Street Core	4,155,658	33,983,130	38,138,788	4,972,594	31,403,060	36,375,654
PF Mid-Cap Equity	2,181,564	14,049,077	16,230,641	7,669,254	16,838,576	24,507,830
PF Mid-Cap Growth	998,612	4,719,142	5,717,754	3,048,287	825,598	3,873,885
PF Mid-Cap Value	1,349,467	—	1,349,467
PF Small-Cap Growth	—	6,615,823	6,615,823	—	9,980,804	9,980,804
PF Small-Cap Value	874,674	537,129	1,411,803	7,232,658	37,104,460	44,337,118
PF Emerging Markets	1,160,519	—	1,160,519	2,127,430	4,072,435	6,199,865
PF International Large-Cap	2,882,307	—	2,882,307	4,006,574	—	4,006,574
PF International Small-Cap	5,099,402	40,950	5,140,352	—	—	—
PF International Value	2,279,281	—	2,279,281	6,815,945	—	6,815,945
PF Real Estate	1,010,714	4,842,696	5,853,410	962,640	1,075,569	2,038,209
PF Absolute Return	1,121,479	—	1,121,479
PF Currency Strategies	2,682,631	—	2,682,631	4,113,282	—	4,113,282
PF Equity Long/Short	23,876,574	—	23,876,574
PF Global Absolute Return	11,762,214	—	11,762,214	9,239,168	—	9,239,168

13. RECLASSIFICATION OF ACCOUNTS

During the year ended March 31, 2016, reclassifications as shown in the following table have been made in each Fund’s capital accounts to report these balances on a tax basis, excluding certain temporary differences, as of March 31, 2016. Additional adjustments may be required in subsequent reporting periods. These reclassifications, which have no impact on the NAV of the Funds, are primarily attributable to reclassifications of sale-buyback financing transactions, foreign currency transactions, non-deductible expenses, swap income, redesignation of dividends paid, treatment of net operating losses and capital gains under Federal tax rules versus U.S. GAAP. The calculation of net investment income per share in the financial highlights excludes these adjustments.

Fund	Paid-In Capital	Undistributed/ Accumulated Net Investment Income (Loss)	Undistributed/ Accumulated Net Realized Gain (Loss)
PF Inflation Managed	($779,762)	$142,403	$637,359
PF Managed Bond	—	2,419,956	(2,419,956)
PF Short Duration Bond	—	311,987	(311,987)
PF Emerging Markets Debt	—	(7,451,008)	7,451,008
PF Comstock	—	(283,659)	283,659
PF Growth	(505,989)	498,389	7,600
PF Large-Cap Growth	—	387,721	(387,721)
PF Large-Cap Value	—	(123,881)	123,881
PF Main Street Core	—	(252,919)	252,919
PF Mid-Cap Equity	—	(14,473)	14,473
PF Mid-Cap Growth	—	83,118	(83,118)
PF Mid-Cap Value	(1,349)	(5,790)	7,139
PF Small-Cap Growth	—	283,478	(283,478)
PF Small-Cap Value	—	(6,842)	6,842
PF Emerging Markets	—	(207,098)	207,098
PF International Large-Cap	—	(725,098)	725,098
PF International Small-Cap	(374)	139,296	(138,922)
PF International Value	—	98,223	(98,223)
PF Absolute Return	(52,635)	(354,403)	407,038
PF Currency Strategies	(2,925,997)	6,777,195	(3,851,198)
PF Equity Long/Short	(35,947)	23,804,914	(23,768,967)
PF Global Absolute Return	—	1,904,874	(1,904,874)

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

14. SHARES OF BENEFICIAL INTEREST

Each Fund is authorized to issue an unlimited number of shares of beneficial interest with no par value. Changes in shares of beneficial interest of each Fund for the year or period ended March 31, 2016 and 2015, were as follows:

	Year/Period ended 3/31/2016	Year ended 3/31/2015	Year ended 3/31/2016	Year/Period ended 3/31/2015	Year/Period ended 3/31/2016	Year ended 3/31/2015	Year ended 3/31/2016	Year ended 3/31/2015
	PF Floating Rate Loan Fund		PF Inflation Managed Fund		PF Managed Bond Fund		PF Short Duration Bond Fund
Class P
Shares sold	245,978	1,230,881	529,328	1,729,290	1,353,242	8,641,636	216,521	3,208,915
Dividends and distributions reinvested	457,310	458,889	—	415,764	2,353,699	2,024,643	163,183	310,401
Shares repurchased	(4,845,825)	(1,071,089)	(8,881,939)	(8,831,217)	(22,053,308)	(6,323,155)	(13,983,370)	(5,013,668)
Net increase (decrease)	(4,142,537)	618,681	(8,352,611)	(6,686,163)	(18,346,367)	4,343,124	(13,603,666)	(1,494,352)
Beginning shares outstanding	12,873,399	12,254,718	14,332,668	21,018,831	58,223,245	53,880,121	21,320,162	22,814,514
Ending shares outstanding	8,730,862	12,873,399	5,980,057	14,332,668	39,876,878	58,223,245	7,716,496	21,320,162

	PF Emerging Markets Debt Fund		PF Comstock Fund		PF Growth Fund		PF Large-Cap Growth Fund
Class P
Shares sold	1,121,307	5,766,262	1,053,523	482,602	631,559	2,136,098	1,585,938	1,522,605
Dividends and distributions reinvested	13,186	671,421	2,166,055	1,516,836	306,430	104,361	1,912,318	1,746,507
Shares repurchased	(7,522,550)	(1,677,735)	(3,289,789)	(3,727,001)	(2,078,022)	(424,003)	(5,760,996)	(1,459,489)
Net increase (decrease)	(6,388,057)	4,759,948	(70,211)	(1,727,563)	(1,140,033)	1,816,456	(2,262,740)	1,809,623
Beginning shares outstanding	18,222,711	13,462,763	15,796,726	17,524,289	7,661,104	5,844,648	18,601,085	16,791,462
Ending shares outstanding	11,834,654	18,222,711	15,726,515	15,796,726	6,521,071	7,661,104	16,338,345	18,601,085

	PF Large-Cap Value Fund		PF Main Street Core Fund		PF Mid-Cap Equity Fund		PF Mid-Cap Growth Fund
Class P
Shares sold	1,514,235	361,636	1,526,901	1,174,490	176,662	3,392,520	232,916	391,121
Dividends and distributions reinvested	1,883,192	2,135,114	3,070,189	2,539,706	1,485,419	2,143,418	784,387	461,649
Shares repurchased	(4,029,243)	(4,325,277)	(6,181,220)	(2,066,816)	(3,668,440)	(928,195)	(2,620,937)	(2,092,392)
Net increase (decrease)	(631,816)	(1,828,527)	(1,584,130)	1,647,380	(2,006,359)	4,607,743	(1,603,634)	(1,239,622)
Beginning shares outstanding	20,929,922	22,758,449	18,988,660	17,341,280	17,956,302	13,348,559	9,870,298	11,109,920
Ending shares outstanding	20,298,106	20,929,922	17,404,530	18,988,660	15,949,943	17,956,302	8,266,664	9,870,298

	PF Mid-Cap Value Fund (1)		PF Small-Cap Growth Fund		PF Small-Cap Value Fund		PF Emerging Markets Fund
Class P
Shares sold	27,356,653		955,583	1,647,600	7,078,218	408,539	3,973,956	1,127,924
Dividends and distributions reinvested	136,724		581,867	727,464	139,247	4,505,238	98,017	434,908
Shares repurchased	(1,680,356)		(2,886,893)	(574,546)	(1,509,454)	(1,868,509)	(4,482,663)	(1,778,242)
Net increase (decrease)	25,813,021		(1,349,443)	1,800,518	5,708,011	3,045,268	(410,690)	(215,410)
Beginning shares outstanding	—		5,656,228	3,855,710	13,946,195	10,900,927	10,178,165	10,393,575
Ending shares outstanding	25,813,021		4,306,785	5,656,228	19,654,206	13,946,195	9,767,475	10,178,165

	PF International Large-Cap Fund		PF International Small-Cap Fund (2)		PF International Value Fund		PF Real Estate Fund
Class P
Shares sold	7,804,302	3,601,288	859,937	12,087,220	4,197,745	2,933,931	1,443,867	206,512
Dividends and distributions reinvested	165,080	226,488	489,907	—	255,812	736,859	389,036	124,971
Shares repurchased	(2,545,885)	(4,919,463)	(1,730,909)	(159,095)	(2,592,437)	(5,759,382)	(343,952)	(2,602,346)
Net increase (decrease)	5,423,497	(1,091,687)	(381,065)	11,928,125	1,861,120	(2,088,592)	1,488,951	(2,270,863)
Beginning shares outstanding	11,939,709	13,031,396	11,928,125	—	15,006,164	17,094,756	2,932,758	5,203,621
Ending shares outstanding	17,363,206	11,939,709	11,547,060	11,928,125	16,867,284	15,006,164	4,421,709	2,932,758

	PF Absolute Return Fund (3)		PF Currency Strategies Fund		PF Equity Long/Short Fund (3)		PF Global Absolute Return Fund
Class P
Shares sold	10,886,947		700,085	6,658,387	16,656,601		2,777,907	979,298
Dividends and distributions reinvested	118,675		276,560	416,746	2,359,345		1,285,488	952,492
Shares repurchased	(3,457,030)		(6,841,081)	(2,083,100)	(2,768,069)		(7,192,608)	(4,688,664)
Net increase (decrease)	7,548,592		(5,864,436)	4,992,033	16,247,877		(3,129,213)	(2,756,874)
Beginning shares outstanding	—		18,912,615	13,920,582	—		17,713,339	20,470,213
Ending shares outstanding	7,548,592		13,048,179	18,912,615	16,247,877		14,584,126	17,713,339

(1)	PF Mid-Cap Value Fund commenced operations on July 29, 2015.
(2)	PF International Small-Cap Fund commenced operations on January 14, 2015.
(3)	PF Absolute Return and PF Equity Long/Short Funds commenced operations on April 27, 2015.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of

Pacific Funds Series Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of PF Floating Rate Loan Fund, PF Inflation Managed Fund, PF Managed Bond Fund, PF Short Duration Bond Fund, PF Emerging Markets Debt Fund, PF Comstock Fund, PF Growth Fund, PF Large-Cap Growth Fund, PF Large-Cap Value Fund, PF Main Street® Core Fund, PF Mid-Cap Equity Fund, PF Mid-Cap Growth Fund, PF Mid-Cap Value Fund, PF Small-Cap Growth Fund, PF Small-Cap Value Fund, PF Emerging Markets Fund, PF International Large-Cap Fund, PF International Small-Cap Fund, PF International Value Fund, PF Real Estate Fund, PF Absolute Return Fund, PF Currency Strategies Fund, PF Equity Long/Short Fund, and PF Global Absolute Return Fund (collectively the “Funds”) (twenty-four of forty-two funds comprising Pacific Funds Series Trust) as of March 31, 2016, the related statements of operations for the year then ended (as to PF Mid-Cap Value Fund, for the period from July 29, 2015 (commencement of operations) through March 31, 2016; as to PF Absolute Return Fund and PF Equity Long/Short Fund, for the period from April 27, 2015 (commencement of operations) through March 31, 2016), the statements of changes in net assets for each of the two years in the period then ended (as to PF Mid-Cap Value Fund, for the period from July 29, 2015 (commencement of operations) through March 31, 2016; as to PF International Small-Cap Fund, for the year ended March 31, 2016 and for the period from January 14, 2015 (commencement of operations) through March 31, 2015; as to PF Absolute Return Fund and PF Equity Long/Short Fund, for the period from April 27, 2015 (commencement of operations) through March 31, 2016), the statement of cash flows for the year then ended for the PF Inflation Managed Fund, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of March 31, 2016, by correspondence with the custodian, agent banks, transfer agent, and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds as of March 31, 2016, and the results of their operations, the changes in their net assets, the cash flows for the PF Inflation Managed Fund, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania

May 26, 2016

E-1

PACIFIC FUNDS

OTHER TAX INFORMATION

(Unaudited)

For corporate shareholders, the percentage of investment income (dividend income and short-term gains, if any) for each of the Funds that qualify for the dividends-received deductions for the year ended March 31, 2016 is as follows:

Fund	Percentage
PF Comstock	73.89%
PF Growth	100.00%
PF Large-Cap Growth	100.00%
PF Large-Cap Value	100.00%
PF Main Street Core	84.23%
PF Mid-Cap Equity	100.00%
PF Mid-Cap Growth	44.99%
PF Mid-Cap Value	100.00%
PF Small-Cap Value	26.39%
PF Emerging Markets	1.99%
PF International Large-Cap	2.85%
PF Real Estate	2.53%

For the year ended March 31, 2016 certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided by the Jobs and Growth Relief Reconciliation Act of 2003. Of the distributions made by the following Funds, the corresponding percentages represent the amount of each distribution which may qualify for the 15% dividend income tax rate.

Fund	Percentage
PF Comstock	86.68%
PF Growth	100.00%
PF Large-Cap Growth	100.00%
PF Large-Cap Value	100.00%
PF Main Street Core	87.98%
PF Mid-Cap Equity	100.00%
PF Mid-Cap Growth	46.67%
PF Mid-Cap Value	100.00%
PF Small-Cap Value	28.24%
PF Emerging Markets	79.82%
PF International Large-Cap	100.00%
PF International Small-Cap	62.85%
PF International Value	100.00%
PF Real Estate	6.60%
PF Global Absolute Return	0.18%

Shareholders should not use the above tax information to prepare their tax returns. The information will be included in your Form 1099 DIV, which will be sent to you separately in January 2017. The Funds intend to pass through the maximum allowable percentages to shareholders.

The following Funds designated the listed amounts as long-term capital gain dividends during the year ended March 31, 2016. Distributable long-term gains are based on net realized long-term gains determined on a tax basis and may differ from such amounts for financial reporting purposes.

Fund	Amount
PF Managed Bond	$4,606,718
PF Comstock	25,998,618
PF Growth	5,369,917
PF Large-Cap Growth	18,902,503
PF Large-Cap Value	22,737,270
PF Main Street Core	33,983,130
PF Mid-Cap Equity	14,049,077
PF Mid-Cap Growth	4,719,142
PF Small-Cap Growth	6,615,823
PF Small-Cap Value	537,129
PF International Small-Cap	40,950
PF Real Estate	4,842,696

F-1

PACIFIC FUNDS

DISCLOSURE OF FUND EXPENSES

(Unaudited)

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include advisory fees, administration fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in each fund and to compare these costs with those of other mutual funds. The example is based on an investment of $1,000.00 made at the beginning of the period and held for the entire six-month period from October 1, 2015 to March 31, 2016.

ACTUAL EXPENSES

The first section of the table for each fund entitled “Actual Fund Return”, provides information about actual account values and actual expenses based on each fund’s actual performance and each fund’s actual expenses, after any applicable advisory fee waivers and adviser expense reimbursements (See Notes 6 and 7B in Notes to Financial Statements). The “Ending Account Value at 03/31/16” column shown is derived from the fund’s actual performance; the “Annualized Expense Ratio” column shows the fund’s actual annualized expense ratio; and the “Expenses Paid During the Period 10/01/15-03/31/16” column shows the dollar amount that would have been paid by you. All the information illustrated in the following table is based on the past six-month period from October 1, 2015 to March 31, 2016.

You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, for each fund in your account, simply divide that fund’s value by $1,000.00 (for example, an $8,600.00 fund value divided by $1,000.00 = 8.6), then multiply the result by the number given for your fund(s) in the “Expenses Paid During the Period 10/01/15-03/31/16.”

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table for each fund, entitled “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on a 5% per year hypothetical rate of return and actual fund’s expenses, after any applicable advisory fee waivers and adviser expense reimbursements (See Notes 6 and 7B in Notes to Financial Statements). It assumes that the fund had an annual 5% rate of return before expenses, but that the expense ratio is unchanged. The hypothetical account values and expenses may not be used to estimate the actual ending account values or expenses you paid for the period.

You may use the hypothetical example information to compare the ongoing costs of investing in the fund compared to other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these other costs were included, your costs would have been higher.

	Beginning Account Value at 10/01/15	Ending Account Value at 03/31/16	Annualized Expense Ratio	Expenses Paid During the Period 10/01/15 - 03/31/16 (1)
PF Floating Rate Loan Fund
Actual Fund Return
Class P	$1,000.00	$992.10	0.80%	$3.98

Hypothetical
Class P	$1,000.00	$1,021.00	0.80%	$4.04
PF Inflation Managed Fund
Actual Fund Return
Class P	$1,000.00	$1,024.70	0.71%	$3.59

Hypothetical
Class P	$1,000.00	$1,021.45	0.71%	$3.59
PF Managed Bond Fund
Actual Fund Return
Class P	$1,000.00	$1,029.80	0.55%	$2.79

Hypothetical
Class P	$1,000.00	$1,022.25	0.55%	$2.78
PF Short Duration Bond Fund
Actual Fund Return
Class P	$1,000.00	$1,003.50	0.55%	$2.75

Hypothetical
Class P	$1,000.00	$1,022.25	0.55%	$2.78
PF Emerging Markets Debt Fund
Actual Fund Return
Class P	$1,000.00	$1,080.30	0.94%	$4.89

Hypothetical
Class P	$1,000.00	$1,020.30	0.94%	$4.75
PF Comstock Fund
Actual Fund Return
Class P	$1,000.00	$1,030.90	0.89%	$4.52

Hypothetical
Class P	$1,000.00	$1,020.55	0.89%	$4.50
PF Growth Fund
Actual Fund Return
Class P	$1,000.00	$1,069.90	0.70%	$3.62

Hypothetical
Class P	$1,000.00	$1,021.50	0.70%	$3.54
PF Large-Cap Growth Fund
Actual Fund Return
Class P	$1,000.00	$1,025.00	0.86%	$4.35

Hypothetical
Class P	$1,000.00	$1,020.70	0.86%	$4.34
PF Large-Cap Value Fund
Actual Fund Return
Class P	$1,000.00	$1,061.90	0.80%	$4.12

Hypothetical
Class P	$1,000.00	$1,021.00	0.80%	$4.04
PF Main Street Core Fund
Actual Fund Return
Class P	$1,000.00	$1,081.80	0.60%	$3.12

Hypothetical
Class P	$1,000.00	$1,022.00	0.60%	$3.03

See explanation of references on page F-3

F-2

PACIFIC FUNDS

DISCLOSURE OF FUND EXPENSES (Continued)

(Unaudited)

	Beginning Account Value at 10/01/15	Ending Account Value at 03/31/16	Annualized Expense Ratio	Expenses Paid During the Period 10/01/15 - 03/31/16 (1)
PF Mid-Cap Equity Fund
Actual Fund Return
Class P	$1,000.00	$1,040.00	0.80%	$4.08

Hypothetical
Class P	$1,000.00	$1,021.00	0.80%	$4.04
PF Mid-Cap Growth Fund
Actual Fund Return
Class P	$1,000.00	$1,026.00	0.80%	$4.05

Hypothetical
Class P	$1,000.00	$1,021.00	0.80%	$4.04
PF Mid-Cap Value Fund
Actual Fund Return
Class P	$1,000.00	$1,049.50	0.92%	$4.71

Hypothetical
Class P	$1,000.00	$1,020.40	0.92%	$4.65
PF Small-Cap Growth Fund
Actual Fund Return
Class P	$1,000.00	$882.80	0.75%	$3.53

Hypothetical
Class P	$1,000.00	$1,021.25	0.75%	$3.79
PF Small-Cap Value Fund
Actual Fund Return
Class P	$1,000.00	$1,089.70	0.90%	$4.70

Hypothetical
Class P	$1,000.00	$1,020.50	0.90%	$4.55
PF Emerging Markets Fund
Actual Fund Return
Class P	$1,000.00	$1,075.80	0.95%	$4.93

Hypothetical
Class P	$1,000.00	$1,020.25	0.95%	$4.80
PF International Large-Cap Fund
Actual Fund Return
Class P	$1,000.00	$998.60	1.00%	$5.00

Hypothetical
Class P	$1,000.00	$1,020.00	1.00%	$5.05
PF International Small-Cap Fund
Actual Fund Return
Class P	$1,000.00	$1,043.20	1.08%	$5.52

Hypothetical
Class P	$1,000.00	$1,019.60	1.08%	$5.45
PF International Value Fund
Actual Fund Return
Class P	$1,000.00	$979.90	0.80%	$3.96

Hypothetical
Class P	$1,000.00	$1,021.00	0.80%	$4.04
PF Real Estate Fund
Actual Fund Return
Class P	$1,000.00	$1,131.30	1.05%	$5.59

Hypothetical
Class P	$1,000.00	$1,019.75	1.05%	$5.30

	Beginning Account Value at 10/01/15	Ending Account Value at 03/31/16	Annualized Expense Ratio	Expenses Paid During the Period 10/01/15 - 03/31/16 (1)
PF Absolute Return Fund
Actual Fund Return
Class P	$1,000.00	$965.60	1.08%	$5.31

Hypothetical
Class P	$1,000.00	$1,019.60	1.08%	$5.45
PF Currency Strategies Fund
Actual Fund Return
Class P	$1,000.00	$1,014.80	0.86%	$4.33

Hypothetical
Class P	$1,000.00	$1,020.70	0.86%	$4.34
PF Equity Long/Short Fund
Actual Fund Return
Class P	$1,000.00	$1,129.00	1.26%	$6.71

Hypothetical
Class P	$1,000.00	$1,018.70	1.26%	$6.36
PF Global Absolute Return Fund
Actual Fund Return
Class P	$1,000.00	$1,017.90	1.08%	$5.45

Hypothetical
Class P	$1,000.00	$1,019.60	1.08%	$5.45

(1)	Expenses paid during the period are equal to the fund’s annualized expense ratio (shown in table above), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year or applicable period, then divided by 366 days.

F-3

PACIFIC FUNDS

TRUSTEES AND OFFICERS INFORMATION

The business and affairs of the Pacific Funds Series Trust (which may be referred to as “Pacific Funds” or the “Trust”) are managed under the direction of the Board of Trustees under the Declaration of Trust. Information pertaining to the trustees and officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the 1940 Act, are referred to as “Independent Trustees.” Certain trustees and officers are deemed to be “interested persons” of the Trust and thus are referred to as “Interested Persons”, because of their positions with Pacific Life Insurance Company (“Pacific Life”) and Pacific Life Fund Advisors LLC, a wholly-owned subsidiary of Pacific Life. The Trust’s Statement of Additional Information includes additional information about the trustees. For information on availability of the Trust’s Statement of Additional Information, refer to the WHERE TO GO FOR MORE INFORMATION section of this report.

The address of each trustee and officer is c/o Pacific Funds Series Trust, 700 Newport Center Drive, Newport Beach, CA 92660.

Name and Age	Position(s) with the Fund and Length of Time Served*	Current Directorship(s) Held and Principal Occupation(s) (and certain additional occupation information) During Past 5 years	Number of Funds in Fund Complex Overseen**

INDEPENDENT TRUSTEES

Frederick L. Blackmon Year of birth 1952	Trustee since 9/13/05	Trustee (1/05 to present) of Pacific Select Fund; Director (2005 to present) of Trustmark Mutual Holding Company; Former Executive Vice President and Chief Financial Officer (1995 to 2003) of Zurich Life; Former Executive Vice President and Chief Financial Officer (1989 to 1995) of Alexander Hamilton Life Insurance Company (subsidiary of Household International); Member of Board of Trustees (2010 to present) of Cranbrook Educational Community; Former Member of Board of Governors (1994 to 1999) of Cranbrook Schools; and Former Member of Board of Regents (1993 to 1996) Eastern Michigan University.	98

Gale K. Caruso Year of birth 1957	Trustee since 1/01/06	Trustee (1/06 to present) of Pacific Select Fund; Independent Trustee (2015 to present) of Matthews Asia Funds; Former Member of the Board of Directors (2005 to 2009) of LandAmerica Financial Group, Inc.; Former President and Chief Executive Officer (1999 to 2003) of Zurich Life; Former Chairman, President and Chief Executive Officer (1994 to 1999) of Scudder Canada Investor Services, Ltd. and Managing Director (1986 to 1999) of Scudder Kemper Investments; Former Member of the Advisory Council to the Trust (2006 to 2009) for Public Land in Maine; and Former Member of the Board of Directors (2005 to 2012) of Make-A-Wish of Maine.	98

Lucie H. Moore Year of birth 1956	Trustee since 6/13/01	Trustee (10/98 to present) of Pacific Select Fund; Former Partner (1984 to 1994) with Gibson, Dunn & Crutcher (Law); Member of Board of Trustee (2014 to present) of Azusa Pacific University; Former Member of the Board of Trustees (2007 to 2011) of Sage Hill School; Former Member (2000 to 2009) of the Board of Trustees of The Pegasus School; Former Member of the Board of Directors (2005 to 2010) of HomeWord (non-profit donor supported ministry); and Former Member of the Advisory Board (1993 to 2004) of Court Appointed Special Advocates (CASA) of Orange County.	98

Nooruddin (Rudy) S. Veerjee Year of birth 1958	Trustee since 9/13/05	Trustee (1/05 to present) of Pacific Select Fund; Former President (1997 to 2000) of Transamerica Insurance and Investment Group; Former President (1994 to 1997) of Transamerica Asset Management; Former Chairman and Chief Executive Officer (1995 to 2000) of Transamerica Premier Funds (Mutual Fund); and Former Director (1994 to 2000) of various Transamerica Life Companies.	98

G. Thomas Willis Year of birth 1942	Trustee since 2/24/04	Trustee (11/03 to present) of Pacific Select Fund; Certified Public Accountant in California (1967 to present); Former Partner (Audit) (1976 to 2002) of PricewaterhouseCoopers LLP (Accounting and Auditing).	98

F-4

PACIFIC FUNDS

TRUSTEES AND OFFICERS INFORMATION (Continued)

Name and Age	Position(s) with the Fund and Length of Time Served*	Current Directorship(s) Held and Principal Occupation(s) (and certain additional occupation information) During Past 5 years	Number of Funds in Fund Complex Overseen**

INTERESTED PERSONS

James T. Morris Year of birth 1960	Chairman of the Board and Trustee since 1/11/07, (Chief Executive Officer 1/11/07 to 12/31/09)	Director (4/07 to present), Chairman (5/08 to present), Chief Executive Officer (4/07 to present) and President (4/07 to 3/12; 1/16 to present) of Pacific Mutual Holding Company and Pacific LifeCorp; Director (4/07 to present), Chairman (5/08 to present), Chief Executive Officer (4/07 to present) and President (4/07 to 3/12; 1/16 to present) of Pacific Life; Chief Executive Officer (5/07 to 10/15) and President (5/07 to 3/12) of Pacific Life Fund Advisors LLC; and Chairman of the Board and Trustee (1/07 to present) and Chief Executive Officer (1/07 to 12/09) of Pacific Select Fund.	98

Mary Ann Brown Year of birth 1951	Chief Executive Officer since 1/01/10, (President 1/11/07 to 12/31/09)	Executive Vice President (4/10 to present) and Senior Vice President (5/06 to 3/10) of Pacific LifeCorp; Executive Vice President (4/10 to present) and Senior Vice President (3/05 to 3/10) of Pacific Life; Executive Vice President (4/10 to present) and Senior Vice President (5/07 to 3/10) of Pacific Life Fund Advisors LLC; and Chief Executive Officer (1/10 to present) and President (1/07 to 12/09) of Pacific Select Fund.	98

Howard T. Hirakawa Year of birth 1962	Senior Vice President since 12/10/14 (Vice President since 06/20/06 to 12/09/14)	Senior Vice President (4/14 to present), Vice President (5/07 to 3/14) of Pacific Life Fund Advisors LLC; and Senior Vice President (12/14 to present) and Vice President (6/06 to 12/14) of Pacific Select Fund.	98

Robin S. Yonis Year of birth 1954	Vice President and General Counsel since 6/13/01 and Assistant Secretary since 9/17/15	Vice President, Fund Advisor General Counsel and Assistant Secretary (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President and General Counsel (4/05 to present) and Assistant Secretary (9/15 to present) of Pacific Select Fund.	98

Eddie D. Tung Year of birth 1957	Vice President since 11/14/05 and Treasurer since 9/17/15 (Assistant Treasurer 11/05 to 9/15)	Vice President (4/15 to present) and Assistant Vice President (4/03 to 3/15) of Pacific Life; Vice President (4/15 to 10/15) and Assistant Vice President (5/07 to 3/15) of Pacific Life Fund Advisors LLC; and Vice President and Treasurer (9/15 to present), Assistant Vice President and Assistant Treasurer (11/05 to 9/15) of Pacific Select Fund.	98

Sharon E. Pacheco Year of birth 1957	Vice President and Chief Compliance Officer since 6/04/04	Vice President and Chief Compliance Officer (11/03 to present) of Pacific Mutual Holding Company and Pacific LifeCorp; Vice President (2/00 to present) and Chief Compliance Officer (1/03 to present) of Pacific Life; Vice President and Chief Compliance Officer (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President and Chief Compliance Officer (6/04 to present) of Pacific Select Fund.	98

Jane M. Guon Year of birth 1964	Vice President and Secretary since 1/01/11	Vice President and Secretary (1/11 to present), Assistant Vice President (4/06 to 12/10) and Assistant Secretary (6/98 to 12/10) of Pacific Mutual Holding Company and Pacific LifeCorp; Director, Vice President, and Secretary (1/11 to present), Assistant Vice President (4/06 to 12/10) and Assistant Secretary (2/95 to 12/10) of Pacific Life; Vice President and Secretary (1/11 to present), and Assistant Vice President and Assistant Secretary (05/07 to 12/10) of Pacific Life Fund Advisors LLC; Vice President and Secretary (1/11 to present), Assistant Vice President (5/06 to 12/10) and Assistant Secretary (5/99 to 12/10) of Pacific Select Distributors, LLC; and Vice President and Secretary (1/11 to present) of Pacific Select Fund.	98

F-5

PACIFIC FUNDS

TRUSTEES AND OFFICERS INFORMATION (Continued)

Name and Age	Position(s) with the Fund and Length of Time Served*	Current Directorship(s) Held and Principal Occupation(s) (and certain additional occupation information) During Past 5 years	Number of Funds in Fund Complex Overseen**

INTERESTED PERSONS (Continued)

Laurene E. MacElwee Year of birth 1966	Vice President since 4/04/05 and Assistant Secretary since 6/13/01	Vice President (4/11 to present), Assistant Secretary (5/07 to present) and Assistant Vice President (5/07 to 3/11) of Pacific Life Fund Advisors LLC; and Vice President (12/11 to present), Assistant Secretary (4/05 to present) and Assistant Vice President (4/05 to 12/11) of Pacific Select Fund.	98

Carleton J. Muench Year of birth 1973	Vice President since 11/30/06	Vice President (4/14 to present), Assistant Vice President (5/07 to 3/14) of Pacific Life Fund Advisors LLC; and Vice President (12/14 to present) and Assistant Vice President (11/06 to 12/14) of Pacific Select Fund.	98

Kevin W. Steiner Year of birth 1975	Vice President since 1/01/13	Assistant Vice President (4/12 to present), Mutual Funds Compliance Director (4/08 to 3/12) and Mutual Funds Compliance Manager (10/06 to 3/08) of Pacific Life Fund Advisors LLC; and Assistant Vice President (1/13 to present) of Pacific Select Fund.	98

Audrey L. Cheng Year of birth 1975	Vice President since 12/11/13	Assistant Vice President (9/11 to present) of Pacific Life; Vice President and Attorney (6/08 to 8/11) of Pacific Investment Management Company LLC (“PIMCO”); and Assistant Vice President (12/13 to present) of Pacific Select Fund.	98

Trevor T. Smith Year of birth 1975	Vice President and Assistant Treasurer since 3/23/16	Director of Variable Products Accounting (04/09 to present) of Pacific Life; and Assistant Vice President and Assistant Treasurer (3/16 to present) of Pacific Select Fund.	98

*	A trustee serves until he or she resigns, retires, or his or her successor is elected and qualified.

**	As of March 31, 2016, the “Fund Complex” consisted of Pacific Select Fund (56 funds) and Pacific Funds (42 funds).

F-6

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS

(Unaudited)

I. Introduction and Background

The Board of Trustees (the “Trustees” or “Board”) of Pacific Funds Series Trust (“Pacific Funds” or the “Trust”) oversees the management of each of the separate funds of the Trust (each a “Fund” and collectively, the “Funds”) and, as required by Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), initially approves and, after the initial period, determines annually whether to renew the investment advisory agreement (the “Advisory Agreement”) with Pacific Life Fund Advisors LLC (“PLFA”) and each sub-advisory agreement (the “Sub-Advisory Agreements,” together with the Advisory Agreement, the “Agreements”) with the various sub-advisers (the “Sub-Advisers”). PLFA serves as the investment adviser for all of the Funds and directly manages Pacific Funds Short Duration Income, Pacific Funds Core Income, Pacific Funds Strategic Income, Pacific Funds Floating Rate Income, Pacific Funds Limited Duration High Income and Pacific Funds High Income (the “PAM Managed Funds”) under the name Pacific Asset Management (“PAM”); Pacific Funds Portfolio Optimization Conservative, Pacific Funds Portfolio Optimization Moderate-Conservative, Pacific Funds Portfolio Optimization Moderate, Pacific Funds Portfolio Optimization Growth and Pacific Funds Portfolio Optimization Aggressive-Growth (the “Portfolio Optimization Funds”); and Pacific Funds Diversified Alternatives (together with the Portfolio Optimization Funds, the “Asset Allocation Funds” and together with the Portfolio Optimization Funds and PAM Managed Funds, the “Directly Managed Funds”). For all other Funds, PLFA has retained other firms to serve as Sub-Advisers under PLFA’s supervision. The Board, including all of the Trustees who are not “interested persons,” as that term is defined in the 1940 Act (“Independent Trustees”), last renewed the Agreements at an in-person meeting of the Trustees held on December 9, 2015.1

At this meeting and other meetings, the Board considered information (both written and oral) provided to assist it in its review of the Agreements and made assessments with respect to each Agreement. The Board requested, received and reviewed written materials from PLFA and each Sub-Adviser that were submitted in response to requests from the Independent Trustees and supporting materials relating to those questions and responses. In addition, the Board received in-person presentations about the Funds throughout the year, and the Independent Trustees were advised by independent legal counsel with respect to these and other relevant matters. The Board reviewed a variety of factors and considered a significant amount of information, including information received on an ongoing basis at Board and committee meetings, including reports on Fund performance, expenses, fee comparisons, investment advisory, compliance, and other services provided to the Funds by PLFA and the Sub-Advisers. The Board also reviewed financial and profitability information regarding PLFA and the Sub-Advisers and information regarding the organization and operations of each entity, such as their compliance monitoring, portfolio trading and brokerage practices and the personnel providing investment management and administrative services to each Fund. The Board considered the services provided to the Funds under the Agreements and the fees and expenses incurred by and charged to the Funds under the Agreements. The Board took into account that PLFA and its affiliates provide additional services to the Funds under other affiliated service agreements that are essential for the operation of the Funds and that although PLFA and its affiliates are separately compensated under those affiliated service agreements, these additional services are provided in connection with PLFA’s advisory relationship with the Funds. The Board reviewed data provided by PLFA that was gathered from various independent providers of investment company data to provide the Board with information concerning the Funds’ investment performance, management fees and expense information. Additionally, the Independent Trustees retained an independent consultant (“Independent Consultant”), with substantial industry experience in providing fund boards of directors with analysis to assist them in their annual 15(c) review process, to assist the Trustees with certain of their analyses and to provide other relevant information. In connection with the analysis, the Independent Consultant utilized and provided the Independent Trustees with information obtained from independent service providers as well as from other sources.

The Trustees’ determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. In reviewing the materials presented and in considering the information in the management presentations, the Trustees did not identify any single issue or particular information that, in isolation, would be a controlling factor in making a final decision regarding the proposed Agreements. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. The following summary describes the most important, but not all, of the factors considered by the Trustees in approving the Agreements, and in the case of the Independent Trustees, certain factors were considered in light of the legal advice furnished to them by independent legal counsel and information from the Independent Consultant that they had retained. This discussion is not intended to be all-inclusive.

II. Annual Consideration and Approval of Investment Advisory and Sub-Advisory Agreements

In evaluating the Advisory Agreement and each Sub-Advisory Agreement, the Board, including all the Independent Trustees, considered the following factors, among others:

A. Nature, Extent and Quality of Services

PLFA – The Trustees considered the depth and quality of PLFA’s investment management process, including its monitoring and oversight of the Sub-Advisers and PAM, and the benefits to shareholders of retaining PLFA and continuing the Advisory Agreement in light of the nature, extent, and quality of the services that have been provided by PLFA, including PAM. The Trustees considered the overall financial strength and stability of PLFA and its ability to provide a high level and quality of services to the Funds. They also considered PLFA’s responsiveness to questions or concerns raised by the Trustees, including PLFA’s willingness to consider and implement investment and operational changes designed to improve investment results and the services provided to the Funds and their shareholders.

1	At the December 9th meeting, the Board did not consider the continuance of the Advisory Agreement and Sub-Advisory Agreements relating to the PF Mid-Cap Value, PF International Small-Cap, PF Absolute Return and PF Equity Long/Short Funds, and the Sub-Advisory Agreement with Western Asset Management Company relating to the PF Inflation Managed Fund, as those agreements were not up for renewal at that time.

F-7

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

The Trustees noted that PLFA’s officers and employees regularly consult with, and report to, the Board regarding the investment management services provided to the Funds. The Trustees considered the experience, capability and integrity of PLFA’s senior management and other personnel and the low turnover rates of its key personnel. The Trustees noted that the investment, legal, compliance and accounting professionals of PLFA and its affiliates have access to and utilize a variety of resources and systems relating to investment management, compliance, trading, performance and risk analysis, security valuation and fund accounting. The Trustees took into account the scope of services provided by PLFA under the Advisory Agreement. The Trustees considered that although PLFA is separately compensated at approximate cost for time spent on Fund matters by certain legal, compliance and accounting professionals of PLFA and its affiliates for services outside of the scope of the Advisory Agreement, these services are being provided as a result of PLFA’s advisory relationship with the Funds. The Trustees further considered PLFA’s continuing need and ability to attract and retain qualified personnel and to maintain and enhance its resources and systems to provide appropriate investment management, compliance and monitoring services for the Funds. The Trustees also considered the additional resources that PLFA has invested to enhance its management and oversight of the Funds, including the addition of experienced personnel with asset allocation and risk management expertise.

Directly Managed Funds – The Trustees considered the services provided by PLFA in rendering investment management services for those Funds for which the day-to-day investment management is provided by PLFA, including PAM (the “Directly Managed Funds”). The Trustees considered that PLFA, including PAM, is responsible for identifying investments for each Directly Managed Fund and determining when and what securities, cash and/or other investments to purchase, retain, or sell for each Directly Managed Fund. The Trustees also considered that PLFA, including PAM, is responsible for the valuation of portfolio securities, including, but not limited to, the review of custodian pricing files, research and analysis related to fair valued securities and due diligence oversight of pricing vendors. The Trustees additionally noted that PLFA is responsible for evaluating and voting proxies for portfolio holdings of the Directly Managed Funds. With respect to the Asset Allocation Funds, the Trustees also considered, among other things, PLFA’s experience, resources and expertise in analyzing the composition of the various Underlying Funds that serve as investment options for the Asset Allocation Funds and in developing an asset allocation appropriate to each Asset Allocation Fund’s investment objectives and risk profile. The Trustees considered, in this regard, the tools and resources used by PLFA in constructing an asset allocation, including the role and costs of consultants engaged by PLFA for assistance in the construction of asset allocation models. With respect to the PAM Managed Funds, the Trustees also considered the investment oversight and monitoring of PAM discussed below under “Sub-Advised Funds.”

The Trustees also considered that PLFA provides services to the Funds outside of the scope of the Advisory Agreement at approximate cost and that such services are essential for the administration and operation of the Funds, including administration of the Funds’ compliance program. In this regard, the Trustees considered PLFA’s policies, procedures and systems to ensure compliance with applicable laws and regulations with respect to the Directly Managed Funds, its attention to matters that may involve conflicts of interest between itself and a Fund, and that PLFA’s asset allocation models are presented to an internal conflicts review committee that considers and evaluates any potential conflicts of interest. The Trustees reviewed information provided throughout the year on PLFA’s compliance policies and procedures, its compliance history, and reports from the Trust’s Chief Compliance Officer (“CCO”) on compliance by PLFA with applicable laws and regulations. The Trustees also reviewed information on any responses by PLFA to regulatory and compliance developments throughout the year. The Trustees further noted the compliance monitoring conducted by PLFA and PAM on an ongoing basis and also noted the development of procedures and systems necessary to maintain compliance with applicable laws and regulations as well as the resources that PLFA dedicates to these programs. The Trustees considered that the CCO has in place a systematic process for periodically reviewing PLFA’s written compliance policies and procedures, including the assessment of PLFA’s compliance program as required under Rule 38a-1 of the 1940 Act and PLFA’s code of ethics. The Trustees also considered that PLFA continues to cooperate with the CCO in reviewing its compliance operations.

Sub-Advised Funds – The Trustees considered PLFA’s responsibilities in rendering services to the Sub-Advised Funds and the fact that PLFA monitors and evaluates the performance of the Sub-Advisers in comparison to each Fund’s investment objective as well as to appropriate benchmark indices and peer funds. The Trustees also considered that PLFA monitors the Sub-Advised Funds for adherence to the investment objectives and policies of each Fund. The Trustees noted that PLFA provides the Board with periodic and special reports related to such performance and investment monitoring and evaluation. The Trustees also considered PLFA’s process in continuously analyzing and, from time to time as necessary and appropriate, recommending for consideration by the Board, the termination of a Sub-Advisory Agreement with a Sub-Adviser and the replacement of a Sub-Adviser.

The Trustees considered the high quality of the products, information, analysis and services provided by PLFA to the Funds, including return analysis, attribution analysis, risk analysis, preparation of periodic performance and other reports, assessment of liquidity, analysis of derivatives, and coordination and oversight of other service providers to the Trust. The Trustees also noted that PLFA regularly informs the Trustees about matters relevant to the Trust and its shareholders, including relationships with financial intermediaries.

The Trustees considered the analyses conducted by PLFA of the Underlying Funds and a Sub-Adviser’s management of an Underlying Fund in the broader context of asset allocation strategies intended to target certain return and risk characteristics. The Trustees noted that PLFA has historically recommended new Underlying Funds that PLFA believed would contribute to the Asset Allocation Funds’ targeted return and risk objectives. The Trustees also took into account PLFA’s continuing analysis of the Underlying Funds and a Sub-Adviser’s investment performance for the impact on broader asset allocation strategies for the Asset Allocation Funds.

The Trustees considered the depth and quality of PLFA’s monitoring and oversight of the Sub-Advisers and PAM. The Board noted that PLFA monitors numerous investment, performance, and risk metrics for the Funds. The Trustees considered PLFA’s continued investment in, and development of, its research and analytical capabilities, including investments in personnel and enhanced analytical tools for assessing

F-8

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

Fund performance and the performance of the Sub-Advisers, including analytical tools relating to return analysis, risk analysis, and Fund performance attribution and reporting on such matters to the Trustees. The Trustees noted that PLFA uses these tools to analyze a Fund’s performance and risk profile and identify Funds that are underperforming as well as those that are performing well, and to analyze the Funds’ performance records against various measures. The Board considered that PLFA also conducts various analyses to try to assess the sources of and reasons for performance. The Trustees noted that PLFA has developed, and continues to enhance, processes to oversee and monitor the performance of Sub-Advisers, including the use of analytical methods to review Fund performance and execution of investment strategies. The Board noted that PLFA provides the Board with analyses of this data over rolling periods to assist the Board in identifying trends in Fund performance and other areas, and periodically provides the Trustees with information on economic and market trends to provide a context for assessing recent performance. The Trustees also noted that PLFA has developed effective methods for monitoring the Sub-Advisers’ investment style consistency, for analyzing the use of derivatives by Sub-Advisers and for tracking Fund liquidity. With respect to the PAM Managed Funds, the Board considered that PLFA provides oversight, diligence and reporting with regard to its PAM unit that is similar to the process it employs with regard to the Sub-Advisers. In making their assessments, the Trustees considered that PLFA has historically exercised diligence in monitoring the performance of the Sub-Advisers and PAM, and has recommended and taken measures to attempt to remedy relative underperformance by a Fund when PLFA and the Trustees believed it to be appropriate. The Trustees also considered the significant work performed by PLFA in conducting searches for new Sub-Advisers to replace existing Sub-Advisers where appropriate or to manage new Funds in the Trust.

The Board also noted that PLFA conducts periodic due diligence on Sub-Advisers involving onsite visits, in-person meetings and telephonic meetings to gather information that PLFA uses to gain an in-depth understanding of a Sub-Adviser’s investment process and to seek to identify issues that may be relevant to a Sub-Adviser’s services to a Fund or a Fund’s performance, including, but not limited to, a Sub-Adviser’s investment process, investment capabilities, resources and personnel, the financial strength of a Sub-Adviser, significant staffing changes that could affect a Fund, material changes in a Sub-Adviser’s assets under management, compliance and regulatory concerns, best execution review and portfolio security valuation support.

The Trustees considered the time and attention paid by PLFA to matters involving the valuation of Fund securities. The Trustees considered that PLFA has established a Valuation Oversight Committee that is responsible for, among other things, researching and evaluating information concerning securities that are not actively or publicly traded, valuing securities subject to a trading halt or for which a market quotation is not readily available, the valuation of equity securities traded in foreign markets, oversight of and due diligence on pricing vendors and the development of alternate valuation methodologies.

The Trustees considered PLFA’s oversight, review and analysis of trade execution reports and trends in trade execution for the Funds. The Trustees noted that PLFA works with a third-party transaction cost analysis consultant that provides statistical analysis on portfolio trading, and that PLFA presents information about the Funds’ portfolio trading costs to the Board annually and, where warranted, engages in a dialogue with personnel of a Sub-Adviser on trading costs and the quality of execution. The Board also noted that PLFA conducts regular review and analysis of each Sub-Adviser’s use of soft dollars and presents information about the Sub-Advisers’ use of soft dollars to the Board annually.

The Trustees also considered PLFA’s implementation of transition management programs when handling significant changes in the Funds, such as cash movements between the Funds arising from reallocations by funds of funds and the transition of Fund assets from one Sub-Adviser to another, including steps taken by PLFA to reduce transaction costs associated with a Fund transition. The Trustees considered that PLFA coordinates the onboarding process for new Sub-Advisers and oversees the establishment of necessary accounts and documentation for the Sub-Advisers to begin managing Fund assets.

In addition to the services described above, the Trustees also considered the compliance monitoring that PLFA and its affiliates conduct on the Sub-Advisers and the commitment of PLFA and its affiliates to those programs and PLFA’s efforts to keep the Trustees informed about the compliance programs of Sub-Advisers. In this regard, the Trustees reviewed information and reports from the Trust’s CCO on compliance by the Sub-Advisers with applicable laws and regulations. The Trustees considered that the CCO has in place a systematic process for periodically reviewing each Sub-Adviser’s written compliance policies and procedures, including the assessment of each Sub-Adviser’s compliance program as required under Rule 38a-1 of the 1940 Act and each Sub-Adviser’s code of ethics. The Trustees considered that PLFA is compensated at approximate cost for the administration of the Funds’ compliance program. The Trustees also considered that each Sub-Adviser continues to cooperate with the CCO in reviewing its compliance operations.

Sub-Advisers. The Trustees considered the benefits to shareholders of retaining each Sub-Adviser and continuing the Sub-Advisory Agreements, particularly in light of the nature, extent, and quality of the services that have been provided by the Sub-Advisers. The Trustees considered the services provided by each Sub-Adviser in rendering investment management services to a Sub-Advised Fund. The Trustees considered that each Sub-Adviser is responsible for identifying investments for a Sub-Advised Fund and determining when and what securities, cash and/or other investments to purchase, retain, or sell for a Sub-Advised Fund. The Trustees also considered that each Sub-Adviser is responsible for evaluating and voting proxies for portfolio holdings of a Sub-Advised Fund. The Trustees considered the quality of the portfolio management services which have benefited and should continue to benefit the Sub-Advised Funds and their shareholders, the organizational depth and resources of the Sub-Advisers, including the background and experience of each Sub-Adviser’s management personnel, and the expertise of each Sub-Adviser’s portfolio management team, as well as the investment methodology used by the Sub-Adviser. The Trustees also considered that the Sub-Advisers provide PLFA with information that assists PLFA in performing its oversight role.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PLFA and the Sub-Advisers.

F-9

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

B. Investment Results

The Trustees considered the investment results of each Fund in light of its objective, strategies and market conditions. The Trustees compared each Fund’s total returns with the total returns of each Fund’s primary benchmark index and the total returns of appropriate peer funds. The peer funds for each Fund were selected by an Independent Consultant using data from Morningstar (each a “Selected Performance Peer Group”), and the Trustees reviewed a description of the Independent Consultant’s methodology for selecting the peer funds in each Selected Performance Peer Group. The information provided to the Trustees included each Fund’s performance record for the one-, three-, five- and ten-year or since inception periods ended September 30, 2015, as available, compared to the applicable primary benchmark and Selected Performance Peer Group.

The Trustees considered the performance of each Fund on a case-by-case basis and noted that some Funds had outperformed their Selected Performance Peer Group over certain periods and/or exceeded the return of their respective primary benchmark while others underperformed their Selected Performance Peer Group over certain periods and/or trailed the return of their respective primary benchmark. In considering each Fund’s investment results, the Board placed greater emphasis on each Fund’s long-term performance track record rather than shorter-term performance. The Board also took into account that each Fund’s track record is measured as of a specific date, and that track records can vary as of different measurement dates. Therefore, in reviewing Funds that are currently underperforming, the Trustees also considered the broader perspective of the Fund’s performance over varying time periods, the market conditions experienced during the periods under review, as well as the outlook for the Fund going forward in light of expected future market conditions. In the case of the Underlying Funds, the Board also considered the views of PLFA about the role of a particular Fund within a broader asset allocation strategy for the Asset Allocation Funds. The Board also considered the performance of the current Sub-Adviser to each Fund where there has been a change in Sub-Adviser. The Trustees discussed with PLFA the fact that certain periods of underperformance may be transitory while other periods of underperformance may be reflective of broader issues that may warrant consideration of corrective action. The Trustees discussed these Funds with representatives of PLFA, including an assessment of the approach used by the Sub-Advisers, and the approach used by PLFA and PAM with respect to the Directly Managed Funds, as well as the oversight and monitoring by PLFA as the investment adviser, to gain an understanding of underperformance and to assess whether any actions would be appropriate. In addition, the Board considered any specific actions that PLFA, PAM or a Sub-Adviser have taken, or agreed to take, to enhance the investment performance of a Fund, and the results of those actions. In reviewing the performance of each Fund, the Board took into account, among other things, each Fund’s performance track record. A summary of each Fund’s track record is provided below.

Comstock Fund

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three- and ten-year periods and outperformed for the five-year period; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the fifth quintile of its Selected Performance Peer Group for the one-year period, the third quintile for the three- and five-year periods and the fourth quintile for the ten-year period. In evaluating the performance of the Fund, the Board considered that PLFA had advised that the one-year underperformance is primarily attributable to an overweight allocation to the energy sector and that recent performance has improved.

Growth Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one- and three-year periods and underperformed for the five- and ten-year periods; (2) outperformed its primary benchmark for the one-year period and underperformed for the three-, five- and ten-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-year period, the third quintile for the three-year period and the fourth quintile for the five- and ten-year periods. In evaluating the performance of the Fund, the Board considered that the current Sub-Adviser has managed the Fund since 2013.

Large-Cap Growth Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods and underperformed for the ten-year period; (2) outperformed its primary benchmark for the one-year period and underperformed for the three-, five- and ten-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-year period, the third quintile for the three-year period, the first quintile for the five-year period and the fifth quintile for the ten-year period. In evaluating the performance of the Fund, the Board considered that the current Sub-Adviser has managed the Fund since 2013.

Large-Cap Value Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) outperformed its primary benchmark for the one-, five- and ten-year periods and underperformed for the three-year period; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-, three- and ten-year periods and the first quintile for the five-year period.

Main Street Core Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) outperformed its primary benchmark for the one-year period and underperformed for the three-, five- and ten-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-year period, the second quintile for the three- and five-year periods and the third quintile for the ten-year period.

F-10

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

Mid-Cap Equity Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-year period and underperformed for the three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-year period, the third quintile for the three-year period and the fourth quintile for the five- and ten-year periods. In evaluating the performance of the Fund, the Board considered that the current Sub-Adviser has managed the Fund since 2013.

Mid-Cap Growth Fund

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three- and five-year periods and outperformed for the ten-year period; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one- and three-year periods, the fifth quintile for the five-year period and the third quintile for the ten-year period. In evaluating the performance of the Fund, the Board considered that the current Sub-Adviser has managed the Fund since 2013 and is therefore not responsible for the Fund’s relative underperformance prior to that time. The Board also considered that PLFA had advised that the one-year underperformance is primarily attributable to the Sub-Adviser’s investment style and security selection, that the Sub-Adviser has a strong long-term track record in managing this investment strategy and that PLFA will continue to closely monitor the Fund to determine if future remedial actions are necessary or appropriate.

Small-Cap Growth Fund

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-year period and the fifth quintile for the three-, five- and ten-year periods. In evaluating the performance of the Fund, the Board considered that the current Sub-Adviser has managed the Fund since 2014 and has a strong long-term track record in managing this strategy.

Small-Cap Value Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods; (2) outperformed its primary benchmark for the one-, three- and five-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-year period, the third quintile for the three-year period and the second quintile for the five-year period. In evaluating the performance of the Fund, the Board considered that the current Sub-Adviser has managed the Fund since 2014.

Emerging Markets Debt Fund

The Fund: (1) underperformed its Selected Performance Peer Group median for the one- and three-year periods; (2) underperformed its primary benchmark for the one- and three-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one- and three-year periods. In evaluating the performance of the Fund, the Board considered that PLFA had advised that the underperformance is primarily attributable to the Sub-Adviser’s investment style and that recent performance has improved.

Emerging Markets Fund

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-year period and outperformed for the three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one-year period and outperformed for the three-, five- and ten-year periods; and (3) is ranked in the fifth quintile of its Selected Performance Peer Group for the one-year period, the third quintile for the three-year period, the second quintile for the five-year period and the first quintile for the ten-year period. In evaluating the performance of the Fund, the Board considered that PLFA had advised that one-year underperformance is primarily attributable to the Sub-Adviser’s security selection, but that long-term performance remains strong and that the Fund’s most recent short-term performance has shown signs of improvement.

International Large-Cap Fund

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-year period and outperformed for the three-, five- and ten-year periods; (2) outperformed its primary benchmark for the one-, five- and ten-year periods and underperformed for the three-year period; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-year period and the third quintile for the three-, five- and ten-year periods.

International Value Fund

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one- and three-year periods, the fourth quintile for the five-year period and the fifth quintile for the ten-year period. In evaluating the performance of the Fund, the Board considered that the current Sub-Adviser has managed the Fund since 2011.

Pacific Funds Diversified Alternatives

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-year period; (2) underperformed its primary benchmark for the one-year period; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period. In evaluating the performance of the Fund, the Board considered that the Fund had not been in operation for a sufficient time period to establish a meaningful track record.

F-11

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

Currency Strategies Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-year period; (2) underperformed its primary benchmark for the one-year period; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-year period. In evaluating the performance of the Fund, the Board considered that the Fund had not been in operation for a sufficient time period to establish a meaningful track record, that one of the Fund’s co-Sub-Advisers was the sole Sub-Adviser from the Fund’s inception until 2014, and that the other co-Sub-Adviser has managed the Fund since 2014.

Global Absolute Return Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-year period; (2) underperformed its primary benchmark for the one-year period; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-year period. In evaluating the performance of the Fund, the Board considered that the Fund had not been in operation for a sufficient time period to establish a meaningful track record and that the Selected Performance Peer Group was of limited usefulness due to the diversity of investment approaches of funds in the peer group.

Real Estate Fund

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three- and five-year periods and outperformed for the ten-year period; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one- and three-year periods, the fourth quintile for the five-year period and the second quintile for the ten-year period. In evaluating the performance of the Fund, the Board considered that PLFA had advised that the underperformance is primarily attributable to the Sub-Adviser’s investment style, which tends to be more conservative and more focused on relative value than peers. The Board also considered that the Fund’s peer universe is small, that the level of relative underperformance was small and that recent performance has improved.

Pacific Funds Core Income

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-year period and outperformed for the three-year period; (2) underperformed its primary benchmark for the one-year period and outperformed for the three-year period; and (3) is ranked in the fifth quintile of its Selected Performance Peer Group for the one-year period and the first quintile for the three-year period. In evaluating the performance of the Fund, the Board considered that PLFA had advised that the one-year underperformance is primarily attributable to security selection but that longer-term performance remains strong.

Pacific Funds Floating Rate Income

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-year period and outperformed for the three-year period; (2) underperformed its primary benchmark for the one- and three-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period and the first quintile for the three-year period.

Pacific Funds High Income

The Fund: (1) underperformed its Selected Performance Peer Group median for the one- and three-year periods; (2) underperformed its primary benchmark for the one- and three-year periods; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-year period and the third quintile for the three-year period. In evaluating the performance of the Fund, the Board considered that PLFA had advised that underperformance is primarily attributable to security selection in 2014.

Pacific Funds Limited Duration High Income

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-year period; (2) underperformed its primary benchmark for the one-year period; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period. In evaluating the performance of the Fund, the Trustees considered that the Fund had not been in operation for a sufficient time period to establish a meaningful track record.

Pacific Funds Short Duration Income

The Fund: (1) outperformed its Selected Performance Peer Group median for the one- and three-year periods; (2) underperformed its primary benchmark for the one-year period and outperformed for the three-year period; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period and the first quintile for the three-year period.

Pacific Funds Strategic Income

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-year period and outperformed for the three-year period; (2) underperformed its primary benchmark for the one-year period and outperformed for the three-year period; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-year period and first quintile for the three-year period.

Floating Rate Loan Fund

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three- and five-year periods; (2) underperformed its primary benchmark for the one-, three- and five-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period, the fifth quintile for the three-year period and the fourth quintile for the five-year period. In evaluating the performance of the Fund, the Board considered that the current Sub-Adviser has managed the Fund since 2010, that PLFA had advised that the underperformance is primarily attributable to the Sub-Adviser’s investment style, which tends to favor higher quality loans, and that the Sub-Adviser has performed as expected in more volatile markets and managed the strategy successfully during the 2008 liquidity crisis.

F-12

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

Inflation Managed Fund

The Fund: (1) underperformed its Selected Performance Peer Group median for the one- and three-year periods and outperformed for the five- and ten-year periods; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one- and three-year periods and the first quintile for the five- and ten-year periods. In evaluating the performance of the Fund, the Board considered that PLFA had advised that recent underperformance is primarily attributable to portfolio positioning but that longer-term performance remains competitive. The Board also considered that a co-Sub-Adviser was added in January 2015, and, therefore, the Sub-Advisory Agreement with respect to that co-Sub-Adviser was not up for renewal at this time.

Managed Bond Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one- and ten-year periods, performed in line with its median for the three-year period and underperformed for the five-year period; (2) underperformed its primary benchmark for the one-, three- and five-year periods and outperformed for the ten-year period; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-year period, the third quintile for the three-year period, the fourth quintile for the five-year period and the first quintile for the ten-year period. In evaluating the performance of the Fund, the Board considered that one of the Fund’s co-Sub-Advisers was the sole Sub-Adviser from the Fund’s inception until 2014, and that the other co-Sub-Adviser has managed the Fund since 2014. The Board also considered that PLFA had advised that underperformance is primarily attributable to one of the Sub-Adviser’s interest rate and sector positioning in 2011, 2013 and 2014, that recent performance has improved, and that PLFA will continue to closely monitor the Fund.

Short Duration Bond Fund

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one-, three- and ten-year periods and performed in line with its primary benchmark for the five-year period; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-, three- and ten-year periods and the fifth quintile for the five-year period. In evaluating the performance of the Fund, the Board considered that the current Sub-Adviser has managed the Fund since 2011 and that PLFA had advised that underperformance is primarily attributable to the Sub-Adviser’s investment style, which tends to be more conservative than peers.

Pacific Funds Portfolio Optimization Conservative

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) underperformed its custom benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period, the fifth quintile for the three- and five-year periods and the fourth quintile for the ten-year period. In evaluating the performance of the Fund, the Board considered that PLFA had advised that underperformance is primarily attributable to an underweight to equities and an allocation to alternative asset classes, that the Fund was more conservatively managed than many of its peers, that the Fund’s equity allocation was increased in 2015 and that recent performance has improved.

Pacific Funds Portfolio Optimization Moderate-Conservative

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) underperformed its custom benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-, five- and ten-year periods and the fourth quintile for the three-year period. In evaluating the performance of the Fund, the Board considered that PLFA had advised that underperformance is primarily attributable to an allocation to alternative asset classes and emerging market equities and that recent performance has improved.

Pacific Funds Portfolio Optimization Moderate

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) underperformed its custom benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one- and ten-year periods and the fifth quintile for the three- and five-year periods. In evaluating the performance of the Fund, the Board considered that PLFA had advised that underperformance is primarily attributable to an underweight to equities, particularly domestic growth stocks, and an allocation to alternative and emerging market asset classes, that the Fund was more conservatively managed than many of its peers, that the Fund’s equity allocation was increased in 2015 and that recent performance has improved.

Pacific Funds Portfolio Optimization Growth

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-year period and underperformed for the three-, five- and ten-year periods; (2) underperformed its custom benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one- and ten-year periods, the fifth quintile for the three-year period and the fourth quintile for the five-year period. In evaluating the performance of the Fund, the Board considered that PLFA had advised that underperformance is primarily attributable to an underweight to domestic equities and an allocation to alternative asset classes, that the Fund was more conservatively managed than many of its peers and that recent performance has improved.

Pacific Funds Portfolio Optimization Aggressive-Growth

The Fund: (1) underperformed its Selected Performance Peer Group for the one-, three-, five- and ten-year periods; (2) underperformed its custom benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period and the fourth quintile for the three-, five- and ten-year periods. In evaluating the performance of the Fund, the Board considered that PLFA had advised that underperformance is primarily attributable to an allocation to alternative asset classes, and that recent performance has improved.

F-13

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

The Trustees reviewed the monitoring of each Sub-Advisers’ investment results by PLFA, including PLFA’s historical practice of recommending to the Trustees the use of a new sub-adviser if performance lagged and the prospects for improvement within a reasonable timeframe were not promising, and reviewed the monitoring of the PAM unit’s investment results by PLFA. Generally, the Trustees noted that there continues to be a record of well-managed Funds that work well in the Asset Allocation Funds and that the Asset Allocation Funds provide a range of professionally managed asset allocation investment options. The Trustees considered the steps PLFA has taken to seek to improve performance of the Asset Allocation Funds, including ongoing assessment of asset allocation determinations, diversifying asset class investment options by adding additional underlying Funds, and adding or changing Sub-Advisers to the underlying Funds. The Trustees also noted that the Funds continue to deliver the investment style as disclosed to shareholders. The Trustees also noted the use by investors of the Asset Allocation Funds and the benefits the Asset Allocation Funds provide for shareholders generally.

The Board concluded that PLFA continues to have a long record of effectively managing a multi-manager fund group and asset allocation funds designed to give shareholders a reasonable array of choices through which to implement their investment programs. The Board further concluded that PLFA was implementing each Fund’s investment objective either directly or through the selection of Sub-Advisers and that PLFA’s record in managing each Fund indicates that its continued management, as well as the continuation of the respective Sub-Advisory Agreements, will benefit each Fund and its shareholders.

C. Advisory Fees and Total Expense Ratios

The Trustees requested, received and reviewed information from PLFA relating to the advisory fees paid by the Funds and the sub-advisory fees paid by PLFA, including the portion of the advisory fees paid to each Sub-Adviser as compared to the portion retained by PLFA. The Trustees considered the nature and quality of the services provided by PLFA and also considered the nature and quality of services provided by each Sub-Adviser. The Independent Trustees also requested and reviewed information from the Independent Consultant along with the Independent Consultant’s analysis of advisory fees, sub-advisory fees and certain Fund expenses, excluding any applicable service or distribution fees that were selected by the Independent Consultant for purposes of the peer group expense comparisons (“Operating Expenses”). The Trustees reviewed the advisory fees, sub-advisory fees and Operating Expenses of each Fund and compared such amounts with the fees and expense levels of applicable peer funds identified by the Independent Consultant (each a “Selected Expense Peer Group”). The Trustees reviewed a description of the Independent Consultant’s methodology for constructing the Selected Expense Peer Groups, noting that each Selected Expense Peer Group includes a group of similarly-sized funds with comparable strategies from a universe of funds that (i) included both sub-advised and directly managed funds; (ii) excluded funds that are managed with non-standard business models and expense structures; and (iii) excluded index funds. With respect to the Portfolio Optimization Funds, the Trustees also compared the net expense ratio with the average net expense ratio of funds in the Morningstar Category that PLFA determined to be similar to the relevant Portfolio Optimization Fund (“Comparable Peer Fund Average”).

A summary of some of the comparative fee and expense information considered by the Trustees for each Fund is provided below.

Comstock Fund

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group. The Trustees noted that PLFA currently has contractually agreed to waive 0.015% of its advisory fee.

Growth Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Large-Cap Growth Fund

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group. The Trustees noted that PLFA currently has contractually agreed to waive 0.045% of its advisory fee.

Large-Cap Value Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Main Street Core Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

F-14

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

Mid-Cap Equity Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Mid-Cap Growth Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group. The Trustees noted that PLFA currently has contractually agreed to waive 0.05% of its advisory fee.

Small-Cap Growth Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Small-Cap Value Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Emerging Markets Debt Fund

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Emerging Markets Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

International Large-Cap Fund

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

International Value Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Pacific Funds Diversified Alternatives

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fifth quintile of its Selected Expense Peer Group. The Trustees noted that the Independent Trustees had negotiated a fee waiver agreement with PLFA, which is effective through July 31, 2016 and renews automatically for one-year periods unless terminated pursuant to the terms of the agreement. The Trustees considered that pursuant to this fee waiver agreement, PLFA has agreed to a breakpoint schedule that will reduce its advisory fee once the Fund attains varying higher asset levels. The Trustees further noted that PLFA had advised that it did not consider the Selected Expense Peer Group to be an appropriate category for the Fund and that, when compared to what PLFA considers to be the appropriate category, the Operating Expenses for the Fund are below the category average.

Currency Strategies Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

F-15

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

Global Absolute Return Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Real Estate Fund

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Pacific Funds Core Income

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group. The Trustees noted that the Independent Trustees had negotiated a fee waiver agreement with PLFA, which is effective through July 31, 2016 and renews automatically for one-year periods unless terminated pursuant to the terms of the agreement. The Trustees considered that pursuant to this fee waiver agreement, PLFA has agreed to a breakpoint schedule that will reduce its advisory fee once the Fund attains varying higher asset levels.

Pacific Funds Floating Rate Income

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are in line with the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group. The Trustees noted that the Independent Trustees had negotiated a fee waiver agreement with PLFA, which is effective through July 31, 2016 and renews automatically for one-year periods unless terminated pursuant to the terms of the agreement. The Trustees considered that pursuant to this fee waiver agreement, PLFA has agreed to a breakpoint schedule that will reduce its advisory fee once the Fund attains varying higher asset levels.

Pacific Funds High Income

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group. The Trustees noted that the Independent Trustees had negotiated a fee waiver agreement with PLFA, which is effective through July 31, 2016 and renews automatically for one-year periods unless terminated pursuant to the terms of the agreement. The Trustees considered that pursuant to this fee waiver agreement, PLFA has agreed to a breakpoint schedule that will reduce its advisory fee once the Fund attains varying higher asset levels.

Pacific Funds Limited Duration High Income

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group. The Trustees noted that PLFA currently has contractually agreed to waive 0.02% of its advisory fee. The Trustees further noted that the Independent Trustees had negotiated an additional fee waiver agreement with PLFA, which is effective through July 31, 2016 and renews automatically for one-year periods unless terminated pursuant to the terms of the agreement. The Trustees considered that pursuant to this fee waiver agreement, PLFA has agreed to a breakpoint schedule that will reduce its advisory fee once the Fund attains varying higher asset levels.

Pacific Funds Short Duration Income

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group. The Trustees noted that the Independent Trustees had negotiated a fee waiver agreement with PLFA, which is effective through July 31, 2016 and renews automatically for one-year periods unless terminated pursuant to the terms of the agreement. The Trustees considered that pursuant to this fee waiver agreement, PLFA has agreed to a breakpoint schedule that will reduce its advisory fee once the Fund attains varying higher asset levels.

Pacific Funds Strategic Income

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fifth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fifth quintile of its Selected Expense Peer Group. The Trustees noted that the Independent Trustees had negotiated a fee waiver agreement with PLFA, which is effective

F-16

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

through July 31, 2016 and renews automatically for one-year periods unless terminated pursuant to the terms of the agreement. The Trustees considered that pursuant to this fee waiver agreement, PLFA has agreed to a breakpoint schedule that will reduce its advisory fee once the Fund attains varying higher asset levels. The Trustees further noted that PLFA had advised that it did not consider the Selected Expense Peer Group to be an appropriate category for the Fund and that, when compared to what PLFA considers to be the appropriate category, the Operating Expenses for the Fund are in line with the category average.

Floating Rate Loan Fund

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are in line with the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group. The Trustees noted that PLFA currently has contractually agreed to waive 0.10% of its advisory fee and that the advisory fee is in line with peers when the contractual waiver is taken into account.

Inflation Managed Fund

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group.

Managed Bond Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Short Duration Bond Fund

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

Pacific Funds Portfolio Optimization Conservative

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (c) the net expense ratio was higher than the Comparable Peer Fund Average. The Trustees noted that the Independent Trustees had negotiated a fee waiver agreement with PLFA, which is effective through July 31, 2016 and renews automatically for one-year periods unless terminated pursuant to the terms of the agreement. The Trustees considered that pursuant to this fee waiver agreement, PLFA has agreed to a breakpoint schedule that will reduce its advisory fee once the Fund attains varying higher asset levels.

Pacific Funds Portfolio Optimization Moderate-Conservative

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (c) the net expense ratio was higher than the Comparable Peer Fund Average. The Trustees noted that the Independent Trustees had negotiated a fee waiver agreement with PLFA, which is effective through July 31, 2016 and renews automatically for one-year periods unless terminated pursuant to the terms of the agreement. The Trustees considered that pursuant to this fee waiver agreement, PLFA has agreed to a breakpoint schedule that will reduce its advisory fee once the Fund attains varying higher asset levels.

Pacific Funds Portfolio Optimization Moderate

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (c) the net expense ratio was higher than the Comparable Peer Fund Average. The Trustees noted that the Independent Trustees had negotiated a fee waiver agreement with PLFA, which is effective through July 31, 2016 and renews automatically for one-year periods unless terminated pursuant to the terms of the agreement. The Trustees considered that pursuant to this fee waiver agreement, PLFA has agreed to a breakpoint schedule that will reduce its advisory fee once the Fund attains varying higher asset levels.

Pacific Funds Portfolio Optimization Growth

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (c) the net expense ratio was lower than the Comparable Peer Fund Average. The Trustees noted that the Independent

F-17

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

Trustees had negotiated a fee waiver agreement with PLFA, which is effective through July 31, 2016 and renews automatically for one-year periods unless terminated pursuant to the terms of the agreement. The Trustees considered that pursuant to this fee waiver agreement, PLFA has agreed to a breakpoint schedule that will reduce its advisory fee once the Fund attains varying higher asset levels.

Pacific Funds Portfolio Optimization Aggressive-Growth

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (c) the net expense ratio was lower than the Comparable Peer Fund Average. The Trustees noted that the Independent Trustees had negotiated a fee waiver agreement with PLFA, which is effective through July 31, 2016 and renews automatically for one-year periods unless terminated pursuant to the terms of the agreement. The Trustees considered that pursuant to this fee waiver agreement, PLFA has agreed to a breakpoint schedule that will reduce its advisory fee once the Fund attains varying higher asset levels.

During their review, the Trustees noted that all of the Funds were subject to contractual expense limitations on certain operating expenses agreed to by PLFA.

The Trustees also considered information from the Sub-Advisers regarding the comparative sub-advisory fees charged under other investment advisory contracts for similarly managed accounts, such as contracts of each Sub-Adviser with other similarly managed registered investment companies or other types of clients. The Trustees noted that in many cases there were differences in the level of services provided to the Funds by the Sub-Advisers and that the level of services provided by these Sub-Advisers on these other accounts differed due to the nature of the accounts or because there were other reasons to support the difference in fees, such as an affiliation between the Sub-Adviser and the account. These differences often explained variations in fee schedules. The Trustees were mindful that, with regard to the Sub-Advised Funds, the fee rates were the result of arms’-length negotiations between PLFA and the Sub-Advisers, and that any sub-advisory fees are paid by PLFA and are not paid directly by a Fund.

The Board concluded that the advisory fees, sub-advisory fees and total expenses of each Fund were fair and reasonable.

D. Costs, Level of Profits and Economies of Scale

The Trustees reviewed information provided by PLFA regarding PLFA’s costs of sponsoring and operating the Funds and information regarding the profitability of PLFA from each Fund. For purposes of analyzing PLFA’s costs and profitability with respect to the Funds, the Trustees assigned credibility to PLFA’s view that little weight should be given to the fees of Pacific Select Fund, another open-end investment company advised by PLFA that consists of multiple funds, on the basis that there are significant differences between Pacific Funds and Pacific Select Fund, including differences in fund size and platforms on which the funds are offered. For the Sub-Advised Funds, the Trustees also reviewed information provided by the Sub-Advisers regarding their costs in managing the Sub-Advised Funds and their profitability from the Funds.

PLFA and the Sub-Advisers’ Costs and Profitability. The Trustees noted that, based on the data available, PLFA appears to be providing and operating products that are competitively priced with other funds, especially other multi-manager and asset allocation funds. The Trustees noted PLFA’s willingness to build its investment capabilities and to sponsor new funds that PLFA believed would benefit the Asset Allocation Funds, despite the potential subsidies required by PLFA during a new fund’s start-up phase. The Trustees also noted that the analysis of the Trust’s profitability to PLFA supported a conclusion that PLFA’s costs and profitability are reasonable, whether considered inclusive or exclusive of distribution costs.

The Trustees also reviewed information provided regarding the structure and manner in which PLFA’s investment professionals were compensated and their respective views of the relationship of such compensation to the attraction and retention of quality personnel. The Trustees considered PLFA’s willingness to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements. The Trustees also considered the organizational strengths of the Sub-Advisers and their ability to attract and retain investment personnel over time and to sustain the staffing of investment teams that provide services to the Sub-Advised Funds.

With respect to the Sub-Advisers, the Trustees noted that it was difficult in many cases to accurately determine or evaluate the Sub-Advisers’ costs and the profitability of the Sub-Advisory Agreements to the Sub-Advisers because of, among other things, the differences in the types and content of information provided by the Sub-Advisers, the fact that many Sub-Advisers manage substantial assets other than the Funds and, further, that any such assessment would involve assumptions regarding the Sub-Advisers’ expense allocation policies, capital structure, cost of capital, business mix and other factors.

Accordingly, in the case of the Sub-Advisers, the Trustees considered the data described above in light of the arms’-length nature of the relationship (for the Sub-Advised Funds) between PLFA and such Sub-Advisers with respect to the negotiation of fund sub-advisory fees and the fact that such fees are paid by PLFA.

Economies of Scale. The Trustees noted and considered the extent to which economies of scale are realized by PLFA and the Sub-Advisers as each Fund grows, and whether advisory fee levels reflect economies of scale if the Funds grow in size. The Trustees noted PLFA’s commitment to competitive total expenses of the Funds through expense limitation agreements and, for certain Asset Allocation and PAM-Managed Funds, through advisory fee waivers. The Trustees also noted PLFA’s and its affiliates’ consistent reinvestment in the business in the form of adding to investment capabilities and resources, improvements in technology, product innovations and customer service. The Trustees considered information relating to economies of scale provided by PLFA, PLFA’s willingness to discuss and evaluate the topic of economies of scale with the Trustees, and PLFA’s agreement to enter into advisory fee waivers for certain PAM-Managed Funds and Asset Allocation Funds that create effective breakpoints at asset levels at which PLFA believes it will have attained a level of profit that can be shared with these Funds.

F-18

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

With respect to the Sub-Advised Funds, the Trustees considered that the advisory fee for each Fund was originally set at an amount that was intended to be lower than peers to attract assets at the Fund’s inception. The Trustees noted that because fees for the Funds started relatively low from the first dollar under management in relation to peers, economies of scale will be realized at higher asset levels than would otherwise be the case. The Trustees also considered that some Sub-Advisers have agreed to breakpoints in their sub-advisory fees schedules that are not passed on to the Sub-Advised Funds through matching breakpoints in PLFA’s advisory fee schedule. The Trustees noted that in setting its advisory fees relatively low at inception as compared to peers, and in subsidizing the expenses of the Funds from their inception and for many years, PLFA’s economics from the Sub-Advised Funds should be considered separate and apart from the economics of the Sub-Advisers. The Trustees noted PLFA’s view that the sub-advisory fee breakpoints were important for PLFA’s economics to overcome its expenses from the Funds. The Trustees also noted that shareholders will benefit from effective breakpoints for the Asset Allocation Funds.

The Trustees also considered PLFA’s willingness to reduce its own fees through certain advisory fee waivers and expense limitation agreements, whereby PLFA will reimburse the Funds for certain expenses that exceed stated expense caps. The Trustees further noted that PLFA has agreed to reduce its own fees as assets grow through advisory fee waivers effective through July 31, 2016 for the pertinent Asset Allocation Funds and PAM-Managed Funds. The Trustees considered that these advisory fee waivers will effectively implement breakpoints in PLFA’s advisory fees at higher asset levels of these Funds, which are intended to share future economies of scale that PLFA believes it will attain.

The Trustees noted that PLFA and its affiliates had consistently reinvested in the business in the form of improvements in technology, product innovations, personnel and resources. In particular, the Trustees noted that PLFA had created new positions responsible for asset allocation and risk management during the prior year and had hired experienced personnel to fill these positions.

The Trustees additionally noted that economies of scale were difficult to measure with precision, particularly on a Fund by Fund basis. This analysis is complicated by the additional services and content provided by PLFA and its affiliates through reinvestment in the business, as discussed above. The Trustees considered that the Funds are well managed, and provide shareholders with sophisticated asset allocation investment options at reasonable fee levels. The Board noted that PLFA had taken steps to ensure that shareholders benefit by negotiating favorable terms with service providers, and to provide certain support services, including, but not limited to, legal, compliance and accounting services, to the Funds on an approximate cost basis as opposed to an asset-based charge.

The Board determined that PLFA and its affiliates are sharing economies of scale given its agreement to reduce its own fees through fee waivers as assets grow for certain Funds, its commitment to competitive total expenses of the Funds, and the consistent reinvestment in the business in the form of improvements in technology and other resources and investments in personnel. The Board considered that PLFA has not yet attained levels of profitability that warrant sharing of economies of scale for some Funds, including the Sub-Advised Funds, but noted that shareholders will benefit in the future from the effective breakpoints for the Asset Allocation Funds. The Board further considered that it will continue to review whether there are additional economies of scale that will be realized as the Funds grow that can be shared with shareholders. The Board concluded that the Funds’ cost structures were reasonable and that overall profitability appeared reasonable at the current time. The Board further concluded that PLFA was sharing economies of scale with each Fund and its shareholders to their benefit.

E. Ancillary Benefits

The Trustees requested and received from PLFA and the Sub-Advisers information concerning other benefits received by PLFA, Pacific Life, the Sub-Advisers, and their affiliates as a result of their respective relationship with the Funds, including various service arrangements with PLFA affiliates and reimbursement at an approximate cost basis for support services in the case of PLFA, as well as commissions paid to broker-dealers affiliated with certain Sub-Advisers and the use of soft-dollars by certain of the Sub-Advisers. The Trustees also considered ancillary benefits received by Pacific Life and its affiliates from the Funds. The Trustees considered information concerning other significant economic relations between the Sub-Advisers and their affiliates and with PLFA and its affiliates and noted PLFA’s processes and procedures to identify and disclose such relationships to the Board. The Trustees also considered PLFA’s and each Sub-Adviser’s strong practices and procedures with regard to managing conflicts of interest and ensuring that such conflicts do not prevent PLFA or the Sub-Advisers from acting in the best interests of the Funds and their shareholders.

The Board concluded that such benefits were consistent with those generally derived by investment advisers to mutual funds or were otherwise not unusual.

F. Conclusion

Based on their review, including their consideration of each of the factors referred to above, and assisted by the advice of the Independent Consultant and independent counsel to the Independent Trustees, the Board, including the Independent Trustees, concluded that the Advisory Agreement and each applicable Sub-Advisory Agreement are fair and reasonable with respect to each Fund and its shareholders, and that the renewal of the Advisory Agreement and each applicable Sub-Advisory Agreement would be in the best interests of the Funds and their shareholders. The Board did not indicate that any single factor was determinative of its decision to approve the Advisory Agreement and each applicable Sub-Advisory Agreement, but indicated that the Board based its determination on the total mix of information available to it.

F-19

PACIFIC FUNDS

WHERE TO GO FOR MORE INFORMATION

Availability of Quarterly Holdings

The Trust files Form N-Q (complete schedules of fund holdings) with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year not later than 60 days after the close of the applicable quarter end. The Trust’s Form N-Q, (when required) is filed pursuant to applicable regulations and is available after filing (i) on the SEC’s website at http://www.sec.gov; (ii) for review and copying at the SEC’s Public Reference Room in Washington, D.C. (information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330); and (iii) on the Trust’s website at https://www.pacificlife.com/pacificfunds.html. The SEC may charge you a fee for this information.

Availability of Proxy Voting Record

By August 31 of each year, the Trust files information regarding how the Trust’s managers voted proxies relating to fund securities during the most recent twelve-month period ended June 30. Such information is available after filing on the Trust’s’ website and on the SEC’s website noted below.

Information Relating to Investments Held by the Trust

For complete descriptions of the various securities and other instruments held by the Trust and their risks, please see the Trust’s prospectus and Statement of Additional Information (“SAI”). The prospectus and SAI are available as noted below.

Availability of Proxy Voting Policies

A description of the Proxy Voting Policies and Procedures that the Trust uses to determine how to vote proxies relating to fund securities is described in the Trust’s SAI.

How to obtain Information

The Trust’s prospectus, SAI (including Proxy Voting Policies) and annual and semi-annual reports are available:

•	On the Trust’s website at https://www.pacificlife.com/pacificfunds.html

•	On the SEC’s website at http://www.sec.gov

•	Upon request by calling, without charge, 1-800-722-2333, 7 a.m. through 5 p.m. Pacific Time

F-20

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no substantive amendments or waivers to the Code of Ethics during the period covered by this report.

A copy of this Code of Ethics is filed as Exhibit 99 to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board has determined that G. Thomas Willis, a member of the Registrant’s Audit Committee, is an “audit committee financial expert” and “independent,” as such terms are defined in this Item. This designation does not increase the designee’s duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board; nor does it reduce the responsibility of the other Audit Committee members. There may be other individuals who, through education or experience, would qualify as “audit committee financial experts” if the Board had designated them as such. Most importantly, the Board believes each member of the Audit Committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition. Mr. Willis is a retired partner of PricewaterhouseCoopers LLP.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for the fiscal years ended March 31, 2016 and 2015 for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $908,646 and $743,688, respectively.

Audit-Related Fees

(b)

There were no aggregate fees billed for the fiscal years ended March 31, 2016 and 2015 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

Tax Fees

(c)

The aggregate fees billed for the fiscal years ended March 31, 2016 and 2015 for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $171,570 and $140,370, respectively. The nature of the services comprising the fees was the review of income tax returns and excise tax.

All Other Fees

(d)

There were no aggregate fees billed for the fiscal years ended March 31, 2016 and 2015 for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)

The Audit Committee is required to pre-approve audit and non-audit services performed for the Registrant by the independent auditor as outlined below in order to assure that the provision of such services does not impair the auditor’s independence:

Pre-Approval Requirements for Services to Registrant. Before the Auditor is engaged by the Registrant to render audit related or permissible non-audit services, either:

(i) The Audit Committee shall pre-approve such engagement; or

(ii) Such engagement shall be entered into pursuant to pre-approval policies and procedures established by the Audit committee. Any such policies and procedures must (1) be detailed as to the particular service and (2) not involve any delegation of the Audit Committee’s responsibilities to the Adviser. The Audit Committee has delegated authority to its Chairperson, and may delegate to one or more of its other members, the authority to grant pre-approvals. In the event of a pre-approval by the Chairperson or other authorized member of the Audit Committee, the person to whom authority is delegated under this Section shall report on such pre-approval to the full Audit Committee at its next regularly scheduled meeting.

(iii) De Minimis Exceptions to Pre-Approval Requirements. Pre-approval for a service provided to the Registrant other than audit, review or attest services is not required if: (1) the aggregate amount of all such non-audit services provided to the Registrant constitutes not more than 5 percent of the total amount of revenues paid by the Registrant to the Auditor during the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Registrant at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and are approved by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee.

Pre-Approval of Non-Audit Services Provided to the Adviser and Others. The Audit Committee shall pre-approve any non-audit services proposed to be provided by the Auditor to (i) the Adviser and (ii) any entity in the investment company complex, as defined in footnote 4 of the Audit Committee Charter, if the nature of the services provided relate directly to the operations or financial reporting of the Registrant.

Application of De Minimis Exception: The De Minimis exceptions set forth above apply to pre-approvals under this Section as well, except that the “total amount of revenues” calculation for this Section’s services is based on the total amount of revenues paid to the Auditor by the Registrant and any other entity that has its services approved under this Section (i.e., the Adviser or any control person).

Pre-Approval of Program and Subscription Services Provided to the Registrant and their Affiliates. The Audit Committee is deemed to have pre-approved Program and Subscription Services (“Programs”) provided to the Registrant and their affiliates, entities within the Registrant’s investment company complex or their affiliates, including employees of Pacific Life and Pacific Life Fund Advisors LLC (collectively, “Fund Persons”) so long as: (1) such Programs are free to Fund Persons or if there is a charge, Fund Persons pay: (a) the going rate for such Programs, or (b) the Fund Persons receive a discount of $500 or less; or (2) the Program is approved under or covered by and in compliance with the policies and/or procedures of Pacific Life’s Audit Committee with respect to the provision of educational services by the auditor or other parties. Programs are educational programs and seminars provided by the Auditor or its affiliates and include live programs, webcasts, podcasts, websites, database subscriptions, checklists, research reports, local office seminars, Debrief webcast series, Technical library and similar or related items. Any Programs that do not meet the above criteria require approval by the Audit Committee, its Chairperson or other delegates as provided in this Section.

(e)(2)	No services included in (b)-(d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the years ended March 31, 2016 and 2015 by the Registrant’s principal accountant for non-audit services rendered to the Registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant were $1,019,822 and $275,170, respectively.

(h) The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a)

The Chief Executive Officer and Treasurer have concluded that Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) and internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) provide reasonable assurances that material information relating to Registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b)

There were no changes in Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics, subject to the disclosure of Item 2 hereof is attached hereto as Exhibit 99.CODE ETH.

(a)(2)	Separate certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as Exhibit 99.CERT.

(a)(3)	Not applicable.

(b)

Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is attached hereto as Exhibit 99.906 CERT pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Pacific Funds Series Trust

By:	/s/ Mary Ann Brown
Mary Ann Brown Chief Executive Officer

Date:	June 3, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mary Ann Brown
Mary Ann Brown Chief Executive Officer

Date:	June 3, 2016

By:	/s/ Eddie D. Tung
Eddie D. Tung Treasurer (Principal Financial and Accounting Officer)

Date:	June 3, 2016